UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05962

Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020-December 31, 2020

Item 1: Reports to Shareholders

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Balanced Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The Balanced Portfolio of Vanguard Variable Insurance Funds returned 10.68% for the 12 months ended December 31, 2020, trailing the 15.80% return of its composite benchmark. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Stocks initially plummeted as infections surged, but they finished the year significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines as the year drew to a close. Many central banks slashed short-term interest rates and expanded or extended asset-purchase programs.
•	Returns were positive in eight of the stock sectors the portfolio invests in. Poor selection in consumer discretionary and an underweighting of information technology were the biggest detractors relative to the benchmark.
•	Over the decade ended December 31, the portfolio’s average annual return trailed that of its benchmark by about 1 percentage point.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisor’s Report
The Balanced Portfolio of Vanguard Variable Insurance Funds returned 10.68% for the 12 months ended December 31, 2020, trailing the 15.80% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds). The stock portion of the portfolio underperformed its benchmark, the Standard & Poor’s 500 Index, while the bond portion outperformed its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index.
The investment environment
Stock markets in the United States and abroad posted positive results for the year. The S&P 500 Index returned 18.40%, the MSCI World Index 16.50%, and the MSCI EAFE Index 7.82%.
Throughout the year, the primary factors influencing the environment for equities were effects of the COVID-19 pandemic, declining interest rates, and the U.S. presidential election.
COVID-19 spread globally in March, bringing affected countries’ economies to a near-standstill. The impact extended to businesses across almost all sectors, even those considered more stable or defensive. Stock prices fell sharply at the outset for businesses directly affected by the shutdown and those with higher leverage. As the pandemic extended into the summer, high-growth stocks drove up the market from the lows of March, with many of these businesses benefiting from consumers’ shift to digital.
In addition, interest rates generally declined during 2020. The Federal Reserve continued its supportive policy, cutting rates to near zero in March to help bolster the market. The low rates magnified exceptional fundamentals for many high-growth stocks. This resulted in strong performance from many high-growth technology companies, particularly in the mega-capitalization spectrum of the market.
The fourth quarter of 2020 was marked by two significant events: the presidential election and the development of COVID-19 vaccines. The market reacted positively to both events and performed strongly throughout the quarter. The high-growth dominance that marked much of 2020 began to subside as positive vaccine news led to optimism for a cyclical recovery.
In the U.S., large-cap growth stocks, as measured by the Russell 1000 Growth Index (+38.49%), significantly outperformed large-cap value stocks, as measured by the Russell 1000 Value Index (+2.80%). This trend hindered the portfolio, which incorporates valuation as a component of the investment process.
The broad fixed income markets largely generated positive total returns over the year, spurred by a significant decline in U.S. Treasury yields and the compression of credit spreads after they had widened earlier in 2020. Markets were primarily influenced by the pandemic-driven growth slowdown and then by the unprecedented speed and magnitude of stimulus measures enacted by the Fed and the U.S. government.
For the year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 7.51% and the higher-quality credit market performed even better, as the Bloomberg Barclays U.S. Credit A or Better Bond Index returned 9.42%. The yield of the 10-year Treasury note fell, beginning 2020 at 1.92% and ending at 0.91%.
Our shortfalls
In the stock portfolio, sector allocation and security selection detracted from relative returns. Specifically, the portfolio’s average overweight position in the financial sector significantly hurt, contributing to underperformance for the year. The portfolio’s average overweight position in energy also detracted, as did its underweight allocation to information technology.
Selection was weakest in consumer discretionary, health care, and real estate. The biggest detractors included Bank of America, BP, Prudential Financial, and
JPMorgan Chase. A lack of exposure to or underweight positions in Amazon, NVIDIA, and PayPal also hurt relative returns.
On the fixed income side, moderate out-of-benchmark allocations to consumer asset-backed securities and commercial mortgage-backed securities (MBS) were slight relative detractors, as was an underweight allocation to local agency bonds. Our duration/yield curve positioning also modestly hurt. The primary detractor was positioning in the long end of the yield curve in the second quarter as the curve steepened.
Our successes
Our stock selection in financials, energy, and utilities partly offset negative returns. Taiwan Semiconductor, BlackRock, Charles Schwab, and Deere & Co. were strong individual contributors to results, as was a lack of exposure to Wells Fargo and Boeing. An underweight allocation to Exxon Mobil also helped overall performance.
In the fixed income portfolio, spread sectors struggled at the start of 2020 before reversing course and rallying to end up tightening for the year. Selection among investment-grade corporates—particularly consumer noncyclicals, technology, communications, and transportation within the industrial sector—mainly drove outperformance of the benchmark. Selection in financials and utilities also helped. In noncorporate credit, an underweighting of local authority bonds and supranationals contributed, as did selection in sovereigns. An out-of-benchmark allocation to agency MBS pass-throughs also boosted relative returns.
Portfolio positioning
We remain balanced on the intermediate-term outlook for equity markets. On the encouraging side, the uncertainty surrounding the election is largely behind us. And with all the vaccine progress, we can begin to conceive of a post-COVID economy. However, we appreciate the logistical challenges of
2

vaccine production and distribution and recognize the economic uncertainty that still lies ahead.
At the portfolio level, we are excited about the prospects for many individual businesses. Large-cap financials Charles Schwab and JPMorgan Chase show strong underlying growth despite the difficult rate environment. Across sectors, businesses such as McDonald’s, HCA, Facebook, Danaher, Blackstone, and Home Depot have all navigated the difficult conditions far better than expected. Pharmaceutical giant Pfizer has been one of the leaders in developing a COVID-19 vaccine. IT companies such as Google and Microsoft continue to achieve success across a range of businesses, products, and shareholders.
Over the year, we initiated new positions in Facebook, Procter & Gamble, and medical supply company Becton Dickinson. We believe that Facebook has shown excellent business resilience and has benefited from the accelerating shift to digital. It is investing to extend its competitive advantage, and we believe it still has a long runway for growth. Procter & Gamble has an excellent management team with solid market-share dynamics across key products that have continued to execute well. Nine of its 10 product categories have grown organically despite the difficult economic environment. Becton Dickinson makes a wide range of everyday products that are essential to the delivery of health care. It has a stable demand profile, with a dominant market-share position across most categories.
Although the portfolio remains overweight in financials, we significantly reduced our positioning in the sector during the year: We eliminated several holdings because we were less confident they could create value at an attractive rate over time. The portfolio remains underweight in IT, though we added to the sector over the year by buying competitively advantaged, growing businesses with strong management teams.
We remain committed to our investment philosophy and process of constructing a portfolio of resilient businesses at reasonable valuations run by management teams that are likely to make value-enhancing decisions over the long term. Our goal is to deliver a superior rate of economic growth (earnings plus dividends) over the long term and provide downside protection in difficult economic and market environments.
On the fixed income side, we believe that credit valuations are modestly high in the face of near-term uncertainty. We expect the Fed to hold short rates low while long rates could rise over time as economic activity rebounds after the vaccine rollout. We have positioned the portfolio’s fixed income portion with a slight duration underweight relative to the benchmark.
While fundamentals are likely to remain strained for the medium term, credit markets continue to be our main investment focus and are well-supported by global central bank policy. We are underweight in corporate credit relative to the all-credit benchmark, with a bias toward defensive sectors with lower earnings volatility while also seeking opportunities to move up in credit quality. On an industry basis, the portfolio is overweight in less-cyclical sectors such as communications and utilities while remaining cautious about more cyclical ones such as energy. We remain overweight in taxable municipals given their diversification benefit and resilient underlying credit quality coupled with relatively attractive valuations.
The fixed income portfolio maintains an out-of-benchmark allocation to U.S. governments and an out-of-benchmark agency MBS allocation. We believe that agency MBS, beyond providing strong liquidity, are well-supported by Fed buying despite concerns about prepayment speeds. The portfolio holds MBS pass-throughs, focusing on low-coupon To-Be-Announced (TBA) securities to maintain carry and liquidity, as well as collateralized mortgage obligations and a modest allocation to delegated underwriting and servicing for their stable cash flows.
Consistent with our practices, we hold adequate liquidity in the portfolio’s fixed income portion, notably government bonds and agency MBS as our “all-weather” liquidity buffer. This buffer should provide downside protection for shareholders if the economic cycle or the equity portfolios, or both, take an unfavorable turn.
We remain disciplined in applying our investment process, which allows us to create a balanced portfolio that we believe should perform well in various environments. We remain focused on long-term, low-turnover investing— features that we believe will serve the portfolio’s shareholders well over time.
Portfolio Managers:
Daniel J. Pozen
Senior Managing Director and
Equity Portfolio Manager
Michael E. Stack, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Loren L. Moran, CFA,
Senior Managing Director and
Fixed Income Portfolio Manager
Wellington Management Company llp
January 21, 2021
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Balanced Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,144.90	$1.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.13	1.02
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
4

Balanced Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Balanced Portfolio	10.68%	10.77%	9.88%	$25,655
Composite Stock/Bond Index	15.80	12.03	10.89	28,114
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240
Composite Stock/Bond Index: Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index
See Financial Highlights for dividend and capital gains information.
5

Balanced Portfolio
Portfolio Allocation
As of December 31, 2020
Asset-Backed/Commercial Mortgage-Backed Securities	0.8%
Common Stocks	67.3
Corporate Bonds	23.4
Sovereign Bonds	0.6
Taxable Municipal Bonds	1.9
U.S. Government and Agency Obligations	6.0
The table reflects the portfolio’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
6

Balanced Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (65.2%)
Communication Services (8.2%)
*	Alphabet Inc. Class A	82,844	145,196
*	Facebook Inc. Class A	293,753	80,242
	Comcast Corp. Class A	901,613	47,244
			272,682
Consumer Discretionary (6.5%)
	McDonald's Corp.	344,722	73,970
	TJX Cos. Inc.	781,754	53,386
	Home Depot Inc.	172,884	45,922
*	Alibaba Group Holding Ltd. ADR	125,691	29,252
	Dollar General Corp.	53,243	11,197
*	Airbnb Inc. Class A	15,900	2,334
			216,061
Consumer Staples (5.6%)
	Procter & Gamble Co.	397,188	55,265
	Coca-Cola Co.	822,511	45,106
	Nestle SA (Registered)	331,748	39,216
	Sysco Corp.	518,110	38,475
	Diageo plc	230,934	9,138
			187,200
Energy (1.3%)
	TOTAL SE	1,028,578	44,396
Financials (10.1%)
	JPMorgan Chase & Co.	542,891	68,985
	Charles Schwab Corp.	1,194,620	63,363
	BlackRock Inc.	59,513	42,941
	Bank of America Corp.	1,356,968	41,130
	Progressive Corp.	394,706	39,028
	Shares	Market Value• ($000)
Blackstone Group Inc. Class A	434,705	28,173
American Express Co.	232,840	28,153
Prudential plc	749,489	13,782
Morgan Stanley	174,647	11,968
		337,523
Health Care (10.0%)
Pfizer Inc.	1,242,779	45,747
UnitedHealth Group Inc.	124,051	43,502
Becton Dickinson and Co.	173,224	43,344
Novartis AG (Registered)	396,702	37,353
Abbott Laboratories	295,052	32,305
HCA Healthcare Inc.	168,139	27,652
Anthem Inc.	82,350	26,442
AstraZeneca plc ADR	515,479	25,769
Humana Inc.	54,132	22,209
Danaher Corp.	76,236	16,935
Baxter International Inc.	170,118	13,650
		334,908
Industrials (6.3%)
Union Pacific Corp.	135,311	28,174
Deere & Co.	101,067	27,192
Raytheon Technologies Corp.	353,916	25,309
Trane Technologies plc	165,731	24,057
Northrop Grumman Corp.	73,519	22,403
Schneider Electric SE	133,501	19,295
Fortive Corp.	263,647	18,671
Lockheed Martin Corp.	49,665	17,630
United Parcel Service Inc. Class B	86,866	14,628
		Shares	Market Value• ($000)
	Vinci SA	125,325	12,484
			209,843
Information Technology (14.6%)
	Microsoft Corp.	689,992	153,468
	Apple Inc.	821,664	109,027
[1]	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	486,054	52,999
	Texas Instruments Inc.	278,340	45,684
	Global Payments Inc.	190,047	40,940
	Accenture plc Class A	68,303	17,841
	Lam Research Corp.	34,130	16,119
	KLA Corp.	56,045	14,511
	Cisco Systems Inc.	291,360	13,038
	Fidelity National Information Services Inc.	84,617	11,970
*	salesforce.com Inc.	44,173	9,830
*	Vontier Corp.	76,448	2,553
			487,980
Real Estate (0.6%)
	American Tower Corp.	94,735	21,264
Utilities (2.0%)
	Exelon Corp.	822,937	34,744
	Duke Energy Corp.	364,316	33,357
			68,101
Total Common Stocks (Cost $1,533,656)			2,179,958
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (5.9%)
U.S. Government Securities (5.0%)
U.S. Treasury Note/Bond	0.125%	10/31/22	20,050	20,050
U.S. Treasury Note/Bond	0.125%	11/30/22	2,800	2,800
U.S. Treasury Note/Bond	2.500%	3/31/23	7,915	8,333
U.S. Treasury Note/Bond	0.125%	5/15/23	3,005	3,004
U.S. Treasury Note/Bond	2.625%	6/30/23	6,650	7,059
U.S. Treasury Note/Bond	2.875%	10/31/23	5,600	6,029
U.S. Treasury Note/Bond	2.625%	12/31/23	6,400	6,868
U.S. Treasury Note/Bond	1.750%	6/30/24	12,675	13,352
U.S. Treasury Note/Bond	1.500%	10/31/24	4,100	4,297
U.S. Treasury Note/Bond	1.125%	2/28/25	6,395	6,620
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	U.S. Treasury Note/Bond	0.250%	5/31/25	13,400	13,373
	U.S. Treasury Note/Bond	0.250%	7/31/25	5,655	5,637
	U.S. Treasury Note/Bond	0.250%	8/31/25	4,800	4,783
	U.S. Treasury Note/Bond	0.250%	10/31/25	19,000	18,917
	U.S. Treasury Note/Bond	0.625%	5/15/30	5,870	5,737
	U.S. Treasury Note/Bond	0.875%	11/15/30	8,290	8,258
[2]	U.S. Treasury Note/Bond	1.125%	8/15/40	6,050	5,725
	U.S. Treasury Note/Bond	3.125%	8/15/44	1,740	2,293
	U.S. Treasury Note/Bond	2.250%	8/15/46	88	100
	U.S. Treasury Note/Bond	2.250%	8/15/49	10	11
	U.S. Treasury Note/Bond	2.000%	2/15/50	2,116	2,297

7

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	U.S. Treasury Note/Bond	1.250%	5/15/50	1,394	1,264
	U.S. Treasury Note/Bond	1.375%	8/15/50	6,475	6,058
	U.S. Treasury Note/Bond	1.625%	11/15/50	15,060	14,985
					167,850
Conventional Mortgage-Backed Securities (0.4%)
[3,4]	Fannie Mae Pool	2.780%	6/1/26	1,025	1,124
[3,4]	Fannie Mae Pool	3.070%	2/1/25	500	543
[3,4]	Freddie Mac Gold Pool	4.000%	9/1/41	3	3
[3]	Ginnie Mae I Pool	7.000%	11/15/31 - 11/15/33	51	59
[3]	Ginnie Mae I Pool	8.000%	9/15/30	39	47
[3,4,5]	UMBS Pool	1.500%	1/16/36	2,200	2,264
[3,4,5]	UMBS Pool	2.000%	1/16/36	6,800	7,112
[3,4]	UMBS Pool	2.500%	4/1/37 - 4/1/38	1,360	1,433
					12,585
Nonconventional Mortgage-Backed Securities (0.5%)
[3,4]	Fannie Mae REMICS	1.500%	8/25/41 - 6/25/42	547	554
[3,4]	Fannie Mae REMICS	1.700%	6/25/43	110	112
[3]	Fannie Mae REMICS	2.000%	6/25/44	113	115
[3,4]	Fannie Mae REMICS	3.000%	2/25/49 - 9/25/57	2,535	2,677
[3,4]	Fannie Mae REMICS	3.500%	4/25/31 - 6/25/59	8,239	8,852
[3,4]	Fannie Mae REMICS	4.000%	5/25/31 - 7/25/53	430	458
[3,4]	Freddie Mac REMICS	3.000%	12/15/39	103	104
[3,4]	Freddie Mac REMICS	3.500%	3/15/31	88	95
[3,4]	Freddie Mac REMICS	4.000%	12/15/30 - 4/15/31	1,793	1,965
[3]	Ginnie Mae	1.700%	10/20/45	193	195
[3]	Ginnie Mae	1.800%	5/20/41	184	184
					15,311
Total U.S. Government and Agency Obligations (Cost $192,234)					195,746
Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
[3,6]	Aaset Trust Class A Series 2019-1	3.844%	5/15/39	395	373
[3,6]	American Tower Trust #1 Class 2A Series 13	3.070%	3/15/48	1,100	1,120
[3]	AmeriCredit Automobile Receivables Trust Class C Series 2016-3	2.240%	4/8/22	18	18
[3,6,7]	Angel Oak Mortgage Trust Class A1 Series 2019-5	2.593%	10/25/49	314	318
[3,6,7]	Angel Oak Mortgage Trust Class A1 Series 2019-6	2.620%	11/25/59	733	742
[3,6,7]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-2	3.628%	3/25/49	151	154
[3,6,7]	Angel Oak Mortgage Trust I LLC Class A1 Series 2019-4	2.993%	7/26/49	520	524
[3,6,7]	Atlas Senior Loan Fund X Ltd Class A Series 2018-10A, 3M USD LIBOR + 1.090%	1.327%	1/15/31	246	243
[3,6,7]	Avery Point IV CLO Ltd. Class AR Series 2014-1A, 3M USD LIBOR + 1.100%	1.315%	4/25/26	123	123
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Canadian Pacer Auto Receivables Trust Class A3 Series 2018-2A	3.270%	12/19/22	86	87
[3,6]	Castlelake Aircraft Structured Trust Class A Series 2019-1A	3.967%	4/15/39	734	698
[3,6]	Chesapeake Funding II LLC Class A1 Series 2017-A1	1.990%	5/15/29	9	9
[3,6]	Chesapeake Funding II LLC Class A1 Series 2018-1A	3.040%	4/15/30	415	420
[3,6]	Chesapeake Funding II LLC Class A1 Series 2018-3A	3.390%	1/15/31	495	507
[3,6,7]	Cloud Pass-Through Trust Class CLOU Series 2019-1A	3.554%	12/5/22	364	370
[3,6,7]	COLT Mortgage Loan Trust Class A1 Series 2019-2	3.337%	5/25/49	221	222
[3,6,7]	COLT Mortgage Loan Trust Class A1 Series 2020-1	2.488%	2/25/50	416	421
[3,6,7]	Columbia Cent CLO 27 Ltd. Class A1 Series 2018-27A, 3M USD LIBOR + 1.150%	1.365%	10/25/28	550	548
[3]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	480	493
[3,6]	DB Master Finance LLC Class A2I Series 2019-1A	3.787%	5/20/49	449	460
[3,6]	DB Master Finance LLC Class A2II Series 2019-1A	4.021%	5/20/49	400	421
[3,6,7]	Deephave Residential Mortgage Trust Class A1 Series 2019-2A	3.558%	4/25/59	206	208
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2018-1	2.870%	10/20/23	84	85
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2018-3	3.380%	5/20/24	214	216
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2019-1	2.980%	10/20/24	395	400
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2019-2	2.290%	2/20/25	697	709
[3,6]	Enterprise Fleet Financing LLC Class A2 Series 2019-3	2.060%	5/20/25	530	538
[3,6]	Enterprise Fleet Financing LLC Class A3 Series 2018-A3	3.100%	10/20/23	270	274
[3,6]	Exeter Automobile Receivables Trust Class A Series 2019-4A	2.180%	1/17/23	69	69

8

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,7]	Fannie Mae Connecticut Avenue Securities Class 2M2 Series 2016-C03, 1M USD LIBOR + 5.900%	6.048%	10/25/28	165	174
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K736	2.282%	7/25/26	885	954
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KJ25	2.610%	1/25/26	525	566
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1512	3.059%	4/25/34	300	346
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	300	340
[3,6]	Hertz Fleet Lease Funding LP Class A2 Series 2019-1	2.700%	1/10/33	599	607
[3,6]	Horizon Aircraft Finance II Ltd. Class A Series 2019-1	3.721%	7/15/39	314	303
[3,6]	Horizon Aircraft Finance III Ltd. Class A Series 2019-1	3.425%	11/15/39	314	303
[3,6]	MACH 1 Cayman Ltd. Class A Series 2019-1	3.474%	10/15/39	343	331
[3,6,7]	Madison Park Funding XII Ltd. Class AR Series 2014-12A, 3M USD LIBOR + 1.260%	1.478%	7/20/26	77	77
[3,6,7]	Madison Park Funding XIII Ltd. Class AR2 Series 2014-13A, 3M USD LIBOR + 0.950%	1.168%	4/19/30	930	929
[3,6]	MAPS Ltd. Class A Series 2019-1A	4.458%	3/15/44	215	204
[3,6,7]	Master Credit Card Trust II Class A Series 2018-1A, 1M USD LIBOR + 0.490%	0.642%	7/21/24	1,000	996
[3,6]	OneMain Direct Auto Receivables Trust Class A Series Series 2018-1A	3.430%	12/16/24	655	662
[3,6]	OneMain Financial Issuance Trust Class A Series 2019-1A	3.480%	2/14/31	1,000	1,003
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	OneMain Financial Issuance Trust Class A1 Series 2017-1A	2.370%	9/14/32	51	51
[3,6]	Santander Retail Auto Lease Trust Class A2 Series 2019-A	2.720%	1/20/22	124	124
[3,6]	Santander Retail Auto Lease Trust Class A3 Series 2019-B	2.300%	1/20/23	345	351
[3]	Seasoned Credit Risk Transfer Trust Class MA Series 2018-4	3.500%	3/25/58	611	653
[3]	Seasoned Credit Risk Transfer Trust Class MA Series 2019-1	3.500%	7/25/58	883	941
[3]	Seasoned Credit Risk Transfer Trust Class MA Series 2019-3	3.500%	10/25/58	1,375	1,483
[3,6]	Securitized Term Auto Receivables Trust Class A3 Series 2018-2A	3.325%	8/25/22	247	248
[3,6,7]	Seneca Park CLO Ltd. Class AR Series 2014-1A, 3M USD LIBOR + 1.120%	1.338%	7/17/26	10	10
[3,6,7]	SFAVE Commercial Mortgage Securities Trust Class A2B Series 2015-5AVE	4.144%	1/5/43	700	657
[3,6]	SoFi Consumer Loan Program Trust Class A Series 2018-4	3.540%	11/26/27	60	60
[3,6]	SoFi Consumer Loan Program Trust Class A Series 2019-1	3.240%	2/25/28	144	145
[3,6]	SoFi Consumer Loan Program Trust Class A Series 2020-1	2.020%	1/25/29	353	356
[3,6]	Springleaf Funding Trust Class A Series 2015-BA	3.480%	5/15/28	240	241
[3,6]	Start III LTD Class A Series 2019-2	3.536%	11/15/44	29	28
[3,6]	START Ireland Class A Series 2019-1	4.089%	3/15/44	365	342
[3,6,7]	Symphony CLO XIV Ltd Class AR Series 2014-14A, 3M USD LIBOR + 0.950%	1.179%	7/14/26	832	828
[3,6,7]	Thacher Park CLO Ltd Class AR Series 2014-1A, 3M USD LIBOR + 1.160%	1.378%	10/20/26	84	84
[3,6,7]	Towd Point Mortgage Trust Class A1 Series 2016-3	2.250%	4/25/56	21	21
[3,6]	Vantage Data Centers Issuer LLC Class A2 Series 2019-1A	3.188%	7/15/44	266	279

9

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Vantage Data Centers LLC Class A2 Series 2020-1A	1.645%	9/15/45	855	852
[3,6,7]	Verus Securitization Trust Class A1 Series 2019-2 Series 2019-2	3.211%	5/25/59	256	258
[3,6,7]	Voya CLO Ltd. Class AAR2 Series 2014-1A, 3M USD LIBOR + 0.990%	1.208%	4/18/31	511	508
[3,6]	Westlake Automobile Receivables Trust Class A2 Series 2019-3A	2.150%	2/15/23	222	223
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $27,144)					27,308
Corporate Bonds (22.6%)
Communications (1.9%)
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,955
	America Movil SAB de CV	3.625%	4/22/29	780	883
	America Movil SAB de CV	6.125%	3/30/40	390	576
	AT&T Inc.	2.750%	6/1/31	1,305	1,391
	AT&T Inc.	3.650%	6/1/51	162	169
	AT&T Inc.	3.850%	6/1/60	598	627
[6]	British Telecommunications plc	3.250%	11/8/29	905	995
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	110	137
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	94	114
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	127	151
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	530	550
	Comcast Corp.	3.600%	3/1/24	2,900	3,182
	Comcast Corp.	3.375%	2/15/25	70	77
	Comcast Corp.	4.250%	1/15/33	1,032	1,289
	Comcast Corp.	4.200%	8/15/34	730	915
	Comcast Corp.	5.650%	6/15/35	110	156
	Comcast Corp.	4.400%	8/15/35	877	1,111
	Comcast Corp.	6.500%	11/15/35	115	177
	Comcast Corp.	6.400%	5/15/38	27	42
	Comcast Corp.	4.600%	10/15/38	1,335	1,750
	Comcast Corp.	4.650%	7/15/42	1,290	1,741
	Comcast Corp.	4.500%	1/15/43	500	658
	Comcast Corp.	4.750%	3/1/44	876	1,200
	Comcast Corp.	4.600%	8/15/45	1,198	1,600
	Comcast Corp.	3.969%	11/1/47	252	314
	Comcast Corp.	4.000%	3/1/48	345	431
	Comcast Corp.	4.700%	10/15/48	1,175	1,633
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.999%	11/1/49	602	757
	Comcast Corp.	4.049%	11/1/52	1,187	1,516
	Comcast Corp.	4.950%	10/15/58	20	30
	Comcast Corp.	2.650%	8/15/62	615	615
[6]	Cox Communications Inc.	3.250%	12/15/22	795	836
[6]	Cox Communications Inc.	2.950%	6/30/23	145	153
[6]	Cox Communications Inc.	3.150%	8/15/24	181	196
[6]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,939
[6]	Cox Communications Inc.	6.450%	12/1/36	45	63
[6]	Cox Communications Inc.	4.600%	8/15/47	125	161
[6]	Deutsche Telekom International Finance BV	3.600%	1/19/27	300	336
[6]	Deutsche Telekom International Finance BV	4.375%	6/21/28	671	796
	NBCUniversal Media LLC	4.450%	1/15/43	309	403
	Orange SA	4.125%	9/14/21	1,740	1,783
	Orange SA	9.000%	3/1/31	530	867
[6]	SK Telecom Co. Ltd.	3.750%	4/16/23	385	411
[6]	Sky Ltd.	3.750%	9/16/24	1,435	1,599
[3,6]	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	9/20/29	1,300	1,412
	Telefonica Emisiones SA	5.213%	3/8/47	800	1,027
	Telefonica Emisiones SA	5.520%	3/1/49	1,055	1,422
[6]	Tencent Holdings Ltd.	3.575%	4/11/26	200	222
[6]	Tencent Holdings Ltd.	3.595%	1/19/28	2,495	2,752
[6]	Tencent Holdings Ltd.	3.975%	4/11/29	925	1,054
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	111
[6]	T-Mobile USA Inc.	2.050%	2/15/28	900	936
[6]	T-Mobile USA Inc.	3.875%	4/15/30	710	822
[6]	T-Mobile USA Inc.	3.300%	2/15/51	580	597
	Verizon Communications Inc.	4.329%	9/21/28	675	811
	Verizon Communications Inc.	4.812%	3/15/39	2,406	3,118
	Verizon Communications Inc.	4.750%	11/1/41	290	382
	Verizon Communications Inc.	4.862%	8/21/46	1,151	1,545
	Verizon Communications Inc.	5.012%	4/15/49	69	96
	Verizon Communications Inc.	4.672%	3/15/55	274	365
[6]	Verizon Communications Inc.	2.987%	10/30/56	731	734

10

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	ViacomCBS Inc.	3.700%	6/1/28	440	502
	Vodafone Group plc	5.000%	5/30/38	50	65
	Vodafone Group plc	5.250%	5/30/48	1,260	1,747
	Walt Disney Co.	3.000%	9/15/22	245	256
	Walt Disney Co.	2.000%	9/1/29	2,600	2,713
	Walt Disney Co.	2.650%	1/13/31	170	186
	Walt Disney Co.	3.500%	5/13/40	1,490	1,748
	Walt Disney Co.	2.750%	9/1/49	560	592
	Walt Disney Co.	3.600%	1/13/51	805	977
	Walt Disney Co.	3.800%	5/13/60	485	609
					63,086
Consumer Discretionary (1.1%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,065	1,171
	Alibaba Group Holding Ltd.	3.400%	12/6/27	3,470	3,876
	Amazon.com Inc.	2.800%	8/22/24	345	373
	Amazon.com Inc.	4.800%	12/5/34	995	1,361
	Amazon.com Inc.	4.950%	12/5/44	580	847
	Amazon.com Inc.	4.250%	8/22/57	1,335	1,884
	AutoZone Inc.	3.700%	4/15/22	1,371	1,420
[6]	BMW U.S. Capital LLC	2.000%	4/11/21	585	587
[6]	BMW U.S. Capital LLC	2.250%	9/15/23	2,500	2,607
[6]	Daimler Finance North America LLC	2.300%	2/12/21	945	947
[6]	Daimler Finance North America LLC	3.250%	8/1/24	160	173
[3]	Duke University	2.832%	10/1/55	775	841
	Emory University	2.143%	9/1/30	770	809
[6]	ERAC USA Finance LLC	4.500%	8/16/21	325	333
[6]	ERAC USA Finance LLC	3.300%	10/15/22	40	42
[6]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,767
[6]	ERAC USA Finance LLC	5.625%	3/15/42	340	473
	General Motors Financial Co. Inc.	3.550%	4/9/21	455	458
	General Motors Financial Co. Inc.	3.950%	4/13/24	1,570	1,705
	Georgetown University	4.315%	4/1/49	150	191
	Georgetown University	2.943%	4/1/50	295	295
	Home Depot Inc.	3.900%	12/6/28	290	347
	Home Depot Inc.	3.300%	4/15/40	825	971
	Home Depot Inc.	4.400%	3/15/45	780	1,039
	Home Depot Inc.	4.500%	12/6/48	345	484
[6,7]	Hyundai Capital America, 3M USD LIBOR + 0.940%	1.170%	7/8/21	1,400	1,402
[3]	Johns Hopkins University	4.083%	7/1/53	200	265
[3]	Johns Hopkins University	2.813%	1/1/60	180	190
	Lowe's Cos. Inc.	3.100%	5/3/27	1,300	1,457
	Lowe's Cos. Inc.	6.500%	3/15/29	334	452
	McDonald's Corp.	2.625%	1/15/22	195	200
	McDonald's Corp.	3.250%	6/10/24	140	153
	McDonald's Corp.	4.875%	12/9/45	1,160	1,565
	McDonald's Corp.	3.625%	9/1/49	470	548
[6]	Meituan	3.050%	10/28/30	230	240
[3]	Northeastern University	2.894%	10/1/50	225	237
	President and Fellows of Harvard College	2.517%	10/15/50	515	548
	Starbucks Corp.	4.500%	11/15/48	1,471	1,894
[3]	University of Chicago	2.761%	4/1/45	165	169
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	VF Corp.	2.800%	4/23/27	595	650
	VF Corp.	2.950%	4/23/30	1,320	1,452
	Yale University	2.402%	4/15/50	480	494
					36,917
Consumer Staples (1.3%)
[6]	Alimentation Couche-Tard Inc.	3.550%	7/26/27	2,450	2,756
	Altria Group Inc.	2.850%	8/9/22	455	473
	Altria Group Inc.	5.800%	2/14/39	770	1,012
	Altria Group Inc.	4.500%	5/2/43	245	281
	Altria Group Inc.	3.875%	9/16/46	625	658
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,290	1,633
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	1,940	2,516
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	520	585
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	395	500
	Archer-Daniels-Midland Co.	4.500%	3/15/49	970	1,383
	BAT Capital Corp.	3.557%	8/15/27	1,875	2,088
[6]	Cargill Inc.	4.307%	5/14/21	2,092	2,122
[6]	Cargill Inc.	6.875%	5/1/28	645	843
[6]	Cargill Inc.	2.125%	4/23/30	225	237
[6]	Cargill Inc.	4.760%	11/23/45	635	856
[6]	CK Hutchison International 20 Ltd.	3.375%	5/8/50	560	639
	Colgate Palmolive Co.	7.600%	5/19/25	480	614
	Conagra Brands Inc.	4.600%	11/1/25	220	259
	Conagra Brands Inc.	1.375%	11/1/27	345	347
	Conagra Brands Inc.	5.300%	11/1/38	300	399
	Constellation Brands Inc.	2.700%	5/9/22	65	67
	Constellation Brands Inc.	3.750%	5/1/50	105	123
[6]	Danone SA	2.947%	11/2/26	735	807
	Diageo Capital plc	2.625%	4/29/23	1,230	1,288
	Diageo Capital plc	2.375%	10/24/29	580	623
	Diageo Capital plc	2.000%	4/29/30	265	275
	Diageo Investment Corp.	2.875%	5/11/22	525	543
	Estee Lauder Cos. Inc.	2.375%	12/1/29	370	400
[6]	Imperial Brands Finance plc	3.750%	7/21/22	1,680	1,752
	Kroger Co.	3.850%	8/1/23	270	291
	Kroger Co.	4.000%	2/1/24	540	592
	McCormick & Co. Inc.	2.500%	4/15/30	135	145
	Molson Coors Beverage Co.	3.500%	5/1/22	690	718
	Molson Coors Beverage Co.	3.000%	7/15/26	1,800	1,974
	PepsiCo Inc.	2.375%	10/6/26	1,945	2,115
	PepsiCo Inc.	4.000%	3/5/42	845	1,086
	PepsiCo Inc.	3.450%	10/6/46	1,215	1,458
	Philip Morris International Inc.	2.500%	8/22/22	575	596
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,209
	Philip Morris International Inc.	3.600%	11/15/23	620	676

11

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	3.375%	8/11/25	424	472
	Philip Morris International Inc.	4.875%	11/15/43	145	192
[3]	Procter & Gamble Co.	9.360%	1/1/21	122	122
[6]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	562
	Unilever Capital Corp.	4.250%	2/10/21	2,805	2,815
	Walmart Inc.	3.550%	6/26/25	1,605	1,816
	Walmart Inc.	3.625%	12/15/47	380	481
					43,399
Energy (1.2%)
[6]	BG Energy Capital plc	4.000%	10/15/21	555	570
	BP Capital Markets America Inc.	3.245%	5/6/22	650	675
	BP Capital Markets America Inc.	1.749%	8/10/30	345	346
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,136
	BP Capital Markets plc	2.500%	11/6/22	500	519
	BP Capital Markets plc	3.994%	9/26/23	420	460
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,866
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,427
	Chevron Corp.	3.191%	6/24/23	525	557
	Cimarex Energy Co.	4.375%	6/1/24	927	1,007
	ConocoPhillips Co.	4.950%	3/15/26	115	138
	Energy Transfer Operating LP	5.250%	4/15/29	1,375	1,597
	Energy Transfer Operating LP	5.300%	4/15/47	155	171
	Enterprise Products Operating LLC	4.250%	2/15/48	730	851
	Enterprise Products Operating LLC	3.700%	1/31/51	170	186
	Equinor ASA	2.750%	11/10/21	850	868
	Equinor ASA	2.450%	1/17/23	382	399
	Equinor ASA	2.650%	1/15/24	360	382
	Equinor ASA	3.700%	3/1/24	640	702
	Equinor ASA	3.250%	11/10/24	655	721
	Equinor ASA	2.875%	4/6/25	140	152
	Equinor ASA	3.125%	4/6/30	2,350	2,656
	Equinor ASA	2.375%	5/22/30	335	355
	Exxon Mobil Corp.	2.726%	3/1/23	320	335
	Exxon Mobil Corp.	3.043%	3/1/26	225	249
	Exxon Mobil Corp.	2.275%	8/16/26	1,070	1,152
	Exxon Mobil Corp.	2.440%	8/16/29	735	786
	Exxon Mobil Corp.	2.610%	10/15/30	1,055	1,151
	Exxon Mobil Corp.	4.114%	3/1/46	320	394
	Phillips 66 Partners LP	3.750%	3/1/28	1,525	1,646
[6]	Saudi Arabian Oil Co.	3.500%	4/16/29	630	700
[6]	Schlumberger Holdings Corp.	3.900%	5/17/28	807	909
[6]	Schlumberger Investment SA	2.400%	8/1/22	630	646
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,214
	Shell International Finance BV	4.125%	5/11/35	1,130	1,404
	Shell International Finance BV	5.500%	3/25/40	345	496
	Shell International Finance BV	4.375%	5/11/45	2,500	3,289
[6]	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	1,615	1,732
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	850	871
	Suncor Energy Inc.	5.950%	12/1/34	500	653
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	90	100
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	20	22
	Total Capital International SA	2.700%	1/25/23	885	928
	Total Capital International SA	3.750%	4/10/24	1,400	1,553
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,487
	TransCanada PipeLines Ltd.	4.100%	4/15/30	415	486
					39,944
Financials (7.8%)
[6]	AIA Group Ltd.	3.600%	4/9/29	1,475	1,670
[6]	AIA Group Ltd.	3.375%	4/7/30	370	415
	American Express Credit Corp.	2.700%	3/3/22	1,505	1,544
	American International Group Inc.	4.250%	3/15/29	1,040	1,247
	American International Group Inc.	4.500%	7/16/44	200	256
	American International Group Inc.	4.750%	4/1/48	135	181
[6]	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	685	695
	Banco Santander SA	3.125%	2/23/23	800	842
	Banco Santander SA	3.848%	4/12/23	400	429
	Banco Santander SA	2.749%	12/3/30	400	412
	Bank of America Corp.	3.300%	1/11/23	120	127
	Bank of America Corp.	2.816%	7/21/23	1,645	1,709
	Bank of America Corp.	4.000%	1/22/25	875	979
	Bank of America Corp.	3.559%	4/23/27	2,450	2,759
	Bank of America Corp.	3.593%	7/21/28	1,025	1,158
	Bank of America Corp.	3.419%	12/20/28	512	578
	Bank of America Corp.	4.271%	7/23/29	4,780	5,686
	Bank of America Corp.	3.974%	2/7/30	1,895	2,223
	Bank of America Corp.	3.194%	7/23/30	1,055	1,177
	Bank of America Corp.	2.496%	2/13/31	1,495	1,586
	Bank of America Corp.	5.875%	2/7/42	260	395
	Bank of America Corp.	5.000%	1/21/44	1,000	1,393
	Bank of America Corp.	4.330%	3/15/50	2,235	2,924
	Bank of Montreal	3.100%	4/13/21	1,290	1,300
[6]	Bank of Montreal	2.500%	1/11/22	1,700	1,737
	Bank of New York Mellon Corp.	2.200%	8/16/23	460	482
	Bank of New York Mellon Corp.	3.000%	2/24/25	720	790

12

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Bank of New York Mellon Corp., 3M USD LIBOR + 1.050%	1.264%	10/30/23	1,145	1,157
	Bank of Nova Scotia	2.800%	7/21/21	750	760
	Bank of Nova Scotia	2.700%	8/3/26	1,825	2,003
	Barclays plc	3.932%	5/7/25	1,565	1,712
[7]	Barclays plc, 3M USD LIBOR + 1.380%	1.601%	5/16/24	1,005	1,016
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	799
[6]	BNP Paribas SA	2.950%	5/23/22	200	207
	BNP Paribas SA	3.250%	3/3/23	190	202
[6]	BNP Paribas SA	3.800%	1/10/24	1,170	1,276
[6]	BNP Paribas SA	3.375%	1/9/25	1,775	1,935
[6]	BNP Paribas SA	2.819%	11/19/25	1,335	1,422
[6]	BNP Paribas SA	3.500%	11/16/27	2,050	2,301
[6]	BPCE SA	5.700%	10/22/23	270	305
	BPCE SA	4.000%	4/15/24	775	858
[6]	BPCE SA	5.150%	7/21/24	1,260	1,423
[6]	BPCE SA	3.500%	10/23/27	1,780	1,992
[6]	BPCE SA	2.700%	10/1/29	1,450	1,562
[7]	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	0.939%	6/16/22	1,565	1,577
	Capital One Financial Corp.	4.750%	7/15/21	400	409
	Capital One Financial Corp.	3.750%	4/24/24	1,305	1,423
	Capital One Financial Corp.	3.200%	2/5/25	760	828
	Charles Schwab Corp.	3.200%	3/2/27	545	607
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	606
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	1,081
	Citigroup Inc.	4.500%	1/14/22	1,975	2,059
	Citigroup Inc.	3.520%	10/27/28	1,975	2,226
	Citigroup Inc.	6.625%	6/15/32	2,000	2,833
	Citigroup Inc.	3.878%	1/24/39	1,025	1,220
	Comerica Bank	2.500%	7/23/24	790	841
[6]	Credit Agricole SA	3.750%	4/24/23	1,160	1,245
[6]	Credit Agricole SA	3.250%	10/4/24	2,390	2,603
	Credit Suisse AG	3.000%	10/29/21	735	751
	Credit Suisse AG	3.625%	9/9/24	250	277
[6]	Credit Suisse Group AG	3.574%	1/9/23	550	568
[6]	Credit Suisse Group AG	4.207%	6/12/24	340	367
	Credit Suisse Group AG	3.750%	3/26/25	3,470	3,850
[6]	Credit Suisse Group AG	2.593%	9/11/25	520	547
[6]	Credit Suisse Group AG	3.869%	1/12/29	305	344
[6,7]	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	1.460%	6/12/24	690	700
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	1,335	1,407
[6]	Danske Bank A/S	2.000%	9/8/21	1,120	1,133
[6]	Danske Bank A/S	5.000%	1/12/22	610	636
[6]	Danske Bank A/S	3.875%	9/12/23	1,220	1,313
[6]	Danske Bank A/S	5.375%	1/12/24	795	893
[6]	Danske Bank A/S	1.621%	9/11/26	855	855
	Deutsche Bank AG	4.250%	10/14/21	815	835
[6]	DNB Boligkreditt AS	2.500%	3/28/22	1,315	1,349
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Equitable Financial Life Global Funding	1.400%	7/7/25	370	378
[6]	Equitable Financial Life Global Funding	1.400%	8/27/27	535	536
	Fifth Third Bancorp	2.550%	5/5/27	425	462
	Fifth Third Bank NA	3.850%	3/15/26	830	939
[6]	Five Corners Funding Trust	4.419%	11/15/23	210	233
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	889
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	380
	Goldman Sachs Group Inc.	2.876%	10/31/22	1,795	1,829
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	2,110
	Goldman Sachs Group Inc.	3.272%	9/29/25	1,205	1,316
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	2,243
	Goldman Sachs Group Inc.	3.850%	1/26/27	740	844
	Goldman Sachs Group Inc.	3.691%	6/5/28	810	933
	Goldman Sachs Group Inc.	3.814%	4/23/29	3,065	3,532
	Goldman Sachs Group Inc.	4.223%	5/1/29	2,630	3,108
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	1,265
[6]	HSBC Bank plc	4.750%	1/19/21	1,700	1,703
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,720
	HSBC Holdings plc	1.589%	5/24/27	805	816
	HSBC Holdings plc	4.041%	3/13/28	890	1,010
	HSBC Holdings plc	4.583%	6/19/29	1,675	1,981
	HSBC Holdings plc	2.357%	8/18/31	900	924
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,446
	HSBC Holdings plc	6.100%	1/14/42	375	564
	HSBC Holdings plc	5.250%	3/14/44	440	612
[7]	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.220%	5/18/24	730	734
	HSBC USA Inc.	3.500%	6/23/24	620	678
	Huntington Bancshares Inc.	3.150%	3/14/21	499	501
	ING Groep NV	3.150%	3/29/22	365	377
	ING Groep NV	3.950%	3/29/27	2,695	3,116
	Intercontinental Exchange Inc.	2.650%	9/15/40	170	174
	Intercontinental Exchange Inc.	3.000%	6/15/50	465	492
	Intercontinental Exchange Inc.	3.000%	9/15/60	850	887
[6]	JAB Holdings BV	2.200%	11/23/30	290	291
	JPMorgan Chase & Co.	3.375%	5/1/23	875	934
	JPMorgan Chase & Co.	3.875%	2/1/24	800	879
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,561
	JPMorgan Chase & Co.	4.125%	12/15/26	765	887
	JPMorgan Chase & Co.	4.250%	10/1/27	2,295	2,706
	JPMorgan Chase & Co.	4.452%	12/5/29	2,100	2,557
	JPMorgan Chase & Co.	3.702%	5/6/30	2,525	2,911
	JPMorgan Chase & Co.	3.109%	4/22/41	835	932
	JPMorgan Chase & Co.	5.400%	1/6/42	750	1,108

13

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	3.964%	11/15/48	6,150	7,724
	JPMorgan Chase & Co.	3.109%	4/22/51	845	935
[6]	Liberty Mutual Group Inc.	4.250%	6/15/23	80	87
[6]	Liberty Mutual Group Inc.	4.569%	2/1/29	280	341
	Loews Corp.	2.625%	5/15/23	440	460
[6]	Macquarie Group Ltd.	4.150%	3/27/24	1,375	1,474
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	743
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	675	821
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	305	440
[3,6]	Massachusetts Mutual Life Insurance Co.	7.625%	11/15/23	2,000	2,258
	MetLife Inc.	3.600%	4/10/24	580	639
	MetLife Inc.	4.125%	8/13/42	145	184
	MetLife Inc.	4.875%	11/13/43	530	749
[6]	Metropolitan Life Global Funding I	3.450%	10/9/21	810	829
[6]	Metropolitan Life Global Funding I	2.650%	4/8/22	340	350
[6]	Metropolitan Life Global Funding I	3.450%	12/18/26	640	730
[6]	Metropolitan Life Global Funding I	3.000%	9/19/27	1,165	1,294
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	1,940	2,006
	Morgan Stanley	5.750%	1/25/21	1,740	1,744
	Morgan Stanley	2.500%	4/21/21	1,175	1,182
	Morgan Stanley	2.625%	11/17/21	800	816
	Morgan Stanley	2.750%	5/19/22	1,710	1,766
	Morgan Stanley	3.700%	10/23/24	750	835
	Morgan Stanley	2.720%	7/22/25	1,750	1,872
	Morgan Stanley	3.125%	7/27/26	1,345	1,498
	Morgan Stanley	6.250%	8/9/26	3,000	3,817
	Morgan Stanley	3.625%	1/20/27	1,250	1,432
	Morgan Stanley	3.772%	1/24/29	3,910	4,517
	Morgan Stanley	2.699%	1/22/31	1,105	1,202
	Morgan Stanley	4.300%	1/27/45	850	1,131
[6]	National Australia Bank Ltd.	2.332%	8/21/30	1,745	1,759
[6]	Nationwide Building Society	3.622%	4/26/23	680	706
[6]	Nationwide Financial Services Inc.	3.900%	11/30/49	1,430	1,587
[6]	Nationwide Mutual Insurance Co.	4.350%	4/30/50	1,320	1,548
[6]	NBK SPC Ltd.	2.750%	5/30/22	1,530	1,571
[6]	New York Life Global Funding	2.900%	1/17/24	810	868
[6]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,876
[6]	New York Life Insurance Co.	3.750%	5/15/50	345	409
[6]	New York Life Insurance Co.	4.450%	5/15/69	435	581
[6]	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	656	779
[6]	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	270	308
	PNC Bank NA	3.300%	10/30/24	460	506
	PNC Bank NA	2.950%	2/23/25	1,105	1,209
	PNC Bank NA	4.200%	11/1/25	255	292
	PNC Bank NA	3.100%	10/25/27	1,165	1,303
	PNC Bank NA	3.250%	1/22/28	1,675	1,905
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	641
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PNC Financial Services Group Inc.	2.550%	1/22/30	1,625	1,776
[6]	Principal Life Global Funding II	2.500%	9/16/29	1,000	1,081
	Prudential plc	3.125%	4/14/30	645	731
[8]	Royal Bank of Canada	0.000%	1/7/21	833	654
	Royal Bank of Canada	2.750%	2/1/22	1,195	1,226
	Santander Holdings USA Inc.	3.700%	3/28/22	915	945
	Santander Holdings USA Inc.	3.400%	1/18/23	605	634
[6]	Societe Generale SA	3.250%	1/12/22	1,015	1,043
[6]	Standard Chartered plc	2.744%	9/10/22	2,030	2,052
	State Street Corp.	2.653%	5/15/23	840	862
	Svenska Handelsbanken AB	1.875%	9/7/21	1,050	1,062
	Synchrony Bank	3.650%	5/24/21	1,290	1,302
[6]	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	875	1,172
[6]	Teachers Insurance & Annuity Association of America	4.270%	5/15/47	1,145	1,428
[6]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,177
[6]	Temasek Financial I Ltd.	3.625%	8/1/28	1,025	1,199
[6]	Temasek Financial I Ltd.	2.250%	4/6/51	1,150	1,158
[6]	Temasek Financial I Ltd.	2.500%	10/6/70	670	678
[6]	Toronto-Dominion Bank	2.500%	1/18/23	2,100	2,146
	Truist Bank	2.625%	1/15/22	460	470
	Truist Bank	3.300%	5/15/26	340	380
	Truist Financial Corp.	3.200%	9/3/21	665	677
	Truist Financial Corp.	2.750%	4/1/22	1,700	1,746
	Truist Financial Corp.	3.700%	6/5/25	1,385	1,560
	Truist Financial Corp.	1.950%	6/5/30	795	826
	U.S. Bancorp	3.700%	1/30/24	1,560	1,701
[6]	UBS Group AG	2.650%	2/1/22	1,250	1,281
[6]	UBS Group AG	3.126%	8/13/30	555	621
	Wachovia Corp.	7.500%	4/15/35	1,000	1,471
	Wells Fargo & Co.	3.500%	3/8/22	640	664
	Wells Fargo & Co.	3.069%	1/24/23	195	200
	Wells Fargo & Co.	3.450%	2/13/23	735	778
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,328
	Wells Fargo & Co.	3.750%	1/24/24	1,560	1,700
	Wells Fargo & Co.	3.000%	2/19/25	890	965
	Wells Fargo & Co.	3.550%	9/29/25	860	963
	Wells Fargo & Co.	3.000%	4/22/26	1,045	1,150
	Wells Fargo & Co.	4.100%	6/3/26	340	389
	Wells Fargo & Co.	3.000%	10/23/26	170	188
	Wells Fargo & Co.	3.196%	6/17/27	1,705	1,885
	Wells Fargo & Co.	2.879%	10/30/30	435	472
	Wells Fargo & Co.	2.572%	2/11/31	2,235	2,358
	Wells Fargo & Co.	5.606%	1/15/44	2,276	3,213
	Wells Fargo & Co.	4.900%	11/17/45	515	685
	Wells Fargo & Co.	4.750%	12/7/46	2,070	2,708
					260,934
Health Care (2.7%)
	AbbVie Inc.	3.450%	3/15/22	450	464
	AbbVie Inc.	3.800%	3/15/25	575	641
	AbbVie Inc.	4.050%	11/21/39	590	705
	AbbVie Inc.	4.850%	6/15/44	450	584
	AbbVie Inc.	4.450%	5/14/46	1,010	1,282
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	360	372
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	540	582

14

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Aetna Inc.	2.800%	6/15/23	680	716
[6]	Alcon Finance Corp.	2.750%	9/23/26	200	218
[6]	Alcon Finance Corp.	2.600%	5/27/30	200	213
[6]	Alcon Finance Corp.	3.800%	9/23/49	800	938
	Amgen Inc.	2.300%	2/25/31	1,575	1,672
	Amgen Inc.	3.150%	2/21/40	1,075	1,170
	Amgen Inc.	5.150%	11/15/41	311	427
[6]	Amgen Inc.	2.770%	9/1/53	430	434
	Anthem Inc.	3.300%	1/15/23	1,100	1,165
	Anthem Inc.	3.650%	12/1/27	750	864
	Anthem Inc.	4.101%	3/1/28	1,140	1,348
	Anthem Inc.	4.650%	8/15/44	92	121
	Ascension Health	2.532%	11/15/29	1,405	1,531
[3]	Ascension Health	4.847%	11/15/53	50	74
	AstraZeneca plc	4.000%	1/17/29	2,345	2,793
	AstraZeneca plc	6.450%	9/15/37	615	942
[6]	Bayer US Finance II LLC	4.250%	12/15/25	1,100	1,257
[6]	Bayer US Finance LLC	3.000%	10/8/21	1,980	2,018
[6]	Bayer US Finance LLC	3.375%	10/8/24	815	888
[3]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	590	667
	Bon Secours Mercy Health Inc.	2.095%	6/1/31	330	338
	Boston Scientific Corp.	4.000%	3/1/29	195	229
	Bristol-Myers Squibb Co.	2.750%	2/15/23	138	145
	Bristol-Myers Squibb Co.	3.250%	2/20/23	239	253
	Bristol-Myers Squibb Co.	4.000%	8/15/23	45	49
	Bristol-Myers Squibb Co.	3.400%	7/26/29	885	1,021
	Bristol-Myers Squibb Co.	4.125%	6/15/39	505	639
	Bristol-Myers Squibb Co.	4.550%	2/20/48	217	299
	Bristol-Myers Squibb Co.	4.250%	10/26/49	1,473	1,973
	Children's Hospital Corp.	2.585%	2/1/50	160	160
	Cigna Corp.	3.250%	4/15/25	880	963
	Cigna Corp.	4.375%	10/15/28	515	620
	CommonSpirit Health	2.950%	11/1/22	535	560
	CommonSpirit Health	4.200%	8/1/23	535	578
	CommonSpirit Health	2.760%	10/1/24	860	924
	CommonSpirit Health	3.347%	10/1/29	1,245	1,368
	CommonSpirit Health	2.782%	10/1/30	465	492
[3]	CommonSpirit Health	4.350%	11/1/42	536	625
	CommonSpirit Health	4.187%	10/1/49	1,275	1,480
	Cottage Health Obligated Group	3.304%	11/1/49	470	524
	CVS Health Corp.	2.750%	12/1/22	965	1,002
	CVS Health Corp.	4.300%	3/25/28	110	131
	CVS Health Corp.	4.875%	7/20/35	315	409
	CVS Health Corp.	4.125%	4/1/40	430	511
	CVS Health Corp.	5.125%	7/20/45	855	1,146
	Dignity Health	3.812%	11/1/24	560	609
	Eli Lilly and Co.	4.150%	3/15/59	80	109
[6]	EMD Finance LLC	2.950%	3/19/22	605	620
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,103
	Gilead Sciences Inc.	3.500%	2/1/25	560	619
	Gilead Sciences Inc.	4.500%	2/1/45	940	1,196
	Gilead Sciences Inc.	4.750%	3/1/46	600	795
	Gilead Sciences Inc.	2.800%	10/1/50	1,235	1,229
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	406
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,860
	Kaiser Foundation Hospitals	3.150%	5/1/27	380	428
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	499
	Medtronic Inc.	3.500%	3/15/25	396	444
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	590	625
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	310	402
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	280	372
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,314
	Merck & Co. Inc.	3.400%	3/7/29	1,470	1,709
	Merck & Co. Inc.	4.150%	5/18/43	760	992
	Merck & Co. Inc.	4.000%	3/7/49	1,915	2,525
	Mercy Health	4.302%	7/1/28	570	657
	Novartis Capital Corp.	3.400%	5/6/24	415	455
	Novartis Capital Corp.	4.400%	5/6/44	640	880
	Partners Healthcare System Inc.	3.192%	7/1/49	935	1,026
	Partners Healthcare System Inc.	3.342%	7/1/60	955	1,087
	Pfizer Inc.	3.000%	12/15/26	725	817
	Pfizer Inc.	3.450%	3/15/29	2,165	2,524
	Pfizer Inc.	4.100%	9/15/38	1,505	1,917
	Pfizer Inc.	2.550%	5/28/40	275	292
	Pfizer Inc.	2.700%	5/28/50	305	326
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	390	424
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	985	1,056
[3]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	325	389
[6]	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,791
[6]	Royalty Pharma plc	3.300%	9/2/40	425	446
[6]	Royalty Pharma plc	3.550%	9/2/50	1,405	1,495
	Rush Obligated Group	3.922%	11/15/29	330	391
	SSM Health Care Corp.	3.823%	6/1/27	940	1,063
	Sutter Health	2.294%	8/15/30	560	583
[9]	Toledo Hospital	5.750%	11/15/38	560	667
	UnitedHealth Group Inc.	2.875%	3/15/22	27	28
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,241
	UnitedHealth Group Inc.	3.100%	3/15/26	430	482
	UnitedHealth Group Inc.	3.850%	6/15/28	1,190	1,411
	UnitedHealth Group Inc.	2.000%	5/15/30	275	291
	UnitedHealth Group Inc.	4.625%	7/15/35	240	323
	UnitedHealth Group Inc.	2.750%	5/15/40	310	334
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	2,100
	UnitedHealth Group Inc.	4.750%	7/15/45	592	830
	UnitedHealth Group Inc.	4.200%	1/15/47	215	283
	UnitedHealth Group Inc.	4.250%	6/15/48	880	1,173

15

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	UnitedHealth Group Inc.	4.450%	12/15/48	140	193
	UnitedHealth Group Inc.	3.700%	8/15/49	675	841
	UnitedHealth Group Inc.	2.900%	5/15/50	1,253	1,377
	UnitedHealth Group Inc.	3.875%	8/15/59	115	148
[6]	Viatris Inc.	3.850%	6/22/40	530	596
[6]	Viatris Inc.	4.000%	6/22/50	710	812
					90,130
Industrials (1.0%)
[6]	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,226
[6]	BAE Systems plc	3.400%	4/15/30	215	243
	Boeing Co.	2.700%	2/1/27	495	515
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	593
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,766
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	250	337
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	415	542
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	60	79
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	405	460
	Canadian National Railway Co.	2.450%	5/1/50	205	212
	Carrier Global Corp.	2.722%	2/15/30	448	478
	Caterpillar Inc.	3.900%	5/27/21	590	599
	Caterpillar Inc.	2.600%	6/26/22	705	725
	Caterpillar Inc.	3.400%	5/15/24	810	884
[3]	Continental Airlines Class A Series 2007-1 Pass Through Trust	5.983%	10/19/23	488	489
	CSX Corp.	4.300%	3/1/48	445	573
	CSX Corp.	3.350%	9/15/49	235	267
[3]	Federal Express Corp. 1998 Pass Through Trust	6.720%	7/15/23	216	220
	FedEx Corp.	2.700%	4/15/23	255	267
	FedEx Corp.	4.100%	2/1/45	130	154
	FedEx Corp.	4.550%	4/1/46	178	225
	FedEx Corp.	4.050%	2/15/48	48	57
	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,406
	John Deere Capital Corp.	3.450%	3/13/25	1,200	1,344
	Kansas City Southern	4.950%	8/15/45	480	613
	Lockheed Martin Corp.	2.900%	3/1/25	610	664
	Lockheed Martin Corp.	1.850%	6/15/30	60	63
	Lockheed Martin Corp.	4.500%	5/15/36	211	277
	Lockheed Martin Corp.	4.700%	5/15/46	376	529
	Lockheed Martin Corp.	2.800%	6/15/50	265	286
	Lockheed Martin Corp.	4.090%	9/15/52	144	190
	Otis Worldwide Corp.	2.565%	2/15/30	225	241
	Otis Worldwide Corp.	3.112%	2/15/40	510	556
	Otis Worldwide Corp.	3.362%	2/15/50	890	1,018
	Parker-Hannifin Corp.	3.250%	6/14/29	270	305
	Parker-Hannifin Corp.	4.450%	11/21/44	450	575
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	465	506
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	385	411
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	1,435	1,606
[6]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.450%	1/29/26	925	1,070
	Raytheon Technologies Corp.	4.125%	11/16/28	1,125	1,338
	Raytheon Technologies Corp.	6.050%	6/1/36	675	978
	Raytheon Technologies Corp.	4.450%	11/16/38	275	346
	Raytheon Technologies Corp.	4.500%	6/1/42	407	532
[6]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	1,050	1,087
[6]	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	1,680	1,813
[6]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	1,073
[3]	Southwest Airlines Co. Series 2007-1 Pass Through Trust	6.150%	2/1/24	157	161
	Stanley Black & Decker Inc.	4.850%	11/15/48	685	954
	Union Pacific Corp.	3.700%	3/1/29	505	586
	Union Pacific Corp.	3.250%	2/5/50	200	226
	Union Pacific Corp.	3.799%	10/1/51	666	811
	Union Pacific Corp.	3.839%	3/20/60	285	351
[6]	Union Pacific Corp.	2.973%	9/16/62	625	652
	Union Pacific Corp.	3.750%	2/5/70	335	406
[3]	United Airlines Class B Series 2018-1 Pass Through Trust	4.600%	9/1/27	177	172
					34,057
Materials (0.0%)
	International Paper Co.	4.350%	8/15/48	1,255	1,641
Real Estate (0.4%)
	American Tower Corp.	5.000%	2/15/24	80	90
	American Tower Corp.	4.400%	2/15/26	450	520
	American Tower Corp.	3.800%	8/15/29	981	1,137
	Boston Properties LP	3.125%	9/1/23	355	376
	Boston Properties LP	3.800%	2/1/24	45	49
	Crown Castle International Corp.	3.650%	9/1/27	285	321
	Crown Castle International Corp.	3.800%	2/15/28	235	269
	Equinix Inc.	3.000%	7/15/50	1,020	1,034
	Healthpeak Properties Inc.	3.000%	1/15/30	930	1,019
	Realty Income Corp.	3.250%	1/15/31	380	431
[6]	SBA Tower Trust	3.168%	4/9/47	1,330	1,342
[6]	SBA Tower Trust	3.448%	3/15/48	705	743
[6]	SBA Tower Trust	2.836%	1/15/50	725	769
[6]	SBA Tower Trust	1.884%	7/15/50	265	271
[6]	Scentre Group Trust 1 / Scentre Group Trust 2	4.375%	5/28/30	695	809
	Simon Property Group LP	3.750%	2/1/24	90	97
	Simon Property Group LP	3.375%	10/1/24	275	299

16

Balanced Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Simon Property Group LP	2.450%	9/13/29	1,160	1,217
VEREIT Operating Partnership LP	3.400%	1/15/28	210	232
VEREIT Operating Partnership LP	2.200%	6/15/28	735	752
VEREIT Operating Partnership LP	2.850%	12/15/32	405	423
				12,200
Technology (2.0%)
Apple Inc.	3.000%	2/9/24	620	667
Apple Inc.	3.450%	5/6/24	1,000	1,101
Apple Inc.	2.850%	5/11/24	1,225	1,321
Apple Inc.	2.750%	1/13/25	590	639
Apple Inc.	3.250%	2/23/26	1,020	1,145
Apple Inc.	2.450%	8/4/26	1,170	1,275
Apple Inc.	3.350%	2/9/27	1,545	1,758
Apple Inc.	3.200%	5/11/27	1,065	1,205
Apple Inc.	2.900%	9/12/27	2,250	2,517
Apple Inc.	3.850%	5/4/43	430	546
Apple Inc.	4.450%	5/6/44	120	164
Apple Inc.	3.850%	8/4/46	985	1,267
Apple Inc.	2.650%	5/11/50	640	677
Apple Inc.	2.550%	8/20/60	1,425	1,459
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	305	343
Broadcom Inc.	4.250%	4/15/26	170	193
Broadcom Inc.	4.110%	9/15/28	1,452	1,653
Broadcom Inc.	4.150%	11/15/30	130	150
Cisco Systems Inc.	2.500%	9/20/26	431	472
Global Payments Inc.	2.900%	5/15/30	535	580
Intel Corp.	2.875%	5/11/24	800	861
Intel Corp.	4.100%	5/19/46	1,360	1,733
International Business Machines Corp.	3.375%	8/1/23	1,750	1,888
International Business Machines Corp.	3.000%	5/15/24	2,500	2,702
International Business Machines Corp.	3.300%	5/15/26	4,500	5,078
International Business Machines Corp.	3.500%	5/15/29	2,975	3,441
International Business Machines Corp.	5.875%	11/29/32	1,010	1,449
International Business Machines Corp.	2.850%	5/15/40	490	522
International Business Machines Corp.	2.950%	5/15/50	195	208
Microsoft Corp.	2.875%	2/6/24	975	1,047
Microsoft Corp.	2.700%	2/12/25	760	824
Microsoft Corp.	3.125%	11/3/25	435	486
Microsoft Corp.	2.400%	8/8/26	1,890	2,058
Microsoft Corp.	3.500%	2/12/35	605	742
Microsoft Corp.	3.450%	8/8/36	1,725	2,124
Microsoft Corp.	4.100%	2/6/37	769	1,002
Microsoft Corp.	3.700%	8/8/46	1,615	2,037
Microsoft Corp.	2.525%	6/1/50	3,336	3,505
Oracle Corp.	2.800%	7/8/21	375	380
Oracle Corp.	2.500%	5/15/22	1,210	1,243
Oracle Corp.	2.950%	11/15/24	2,190	2,376
Oracle Corp.	2.950%	5/15/25	355	388
Oracle Corp.	3.250%	11/15/27	3,065	3,493
Oracle Corp.	4.000%	11/15/47	895	1,099
Oracle Corp.	3.600%	4/1/50	1,565	1,822
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	3.850%	4/1/60	540	658
[6]	QUALCOMM Inc.	1.300%	5/20/28	744	748
	QUALCOMM Inc.	2.150%	5/20/30	1,075	1,136
[6]	QUALCOMM Inc.	1.650%	5/20/32	1,112	1,110
	QUALCOMM Inc.	3.250%	5/20/50	385	446
					65,738
Utilities (3.2%)
	AEP Texas Inc.	4.150%	5/1/49	145	180
	AEP Texas Inc.	3.450%	1/15/50	380	430
	Alabama Power Co.	5.200%	6/1/41	120	163
	Alabama Power Co.	4.100%	1/15/42	215	258
	Alabama Power Co.	3.750%	3/1/45	630	757
	Alabama Power Co.	4.300%	7/15/48	775	1,029
	Ameren Illinois Co.	3.800%	5/15/28	590	687
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,267
	Ameren Illinois Co.	3.700%	12/1/47	140	171
	American Water Capital Corp.	2.950%	9/1/27	540	595
	American Water Capital Corp.	3.750%	9/1/47	45	55
	American Water Capital Corp.	4.200%	9/1/48	845	1,102
	American Water Capital Corp.	4.150%	6/1/49	25	33
	American Water Capital Corp.	3.450%	5/1/50	95	113
	Arizona Public Service Co.	3.350%	5/15/50	410	480
	Baltimore Gas and Electric Co.	2.900%	6/15/50	238	256
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,135	1,672
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	25	36
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,490	2,043
[6]	Berkshire Hathaway Energy Co.	4.250%	10/15/50	115	147
[6]	Boston Gas Co.	3.150%	8/1/27	140	153
[6]	Brooklyn Union Gas Co.	3.407%	3/10/26	95	106
[6]	Brooklyn Union Gas Co.	4.273%	3/15/48	1,720	2,177
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	195	259
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	1,369	1,598
	Cleco Corporate Holdings LLC	3.743%	5/1/26	1,850	2,033
	Cleco Corporate Holdings LLC	3.375%	9/15/29	405	408
	Commonwealth Edison Co.	2.950%	8/15/27	645	715
	Commonwealth Edison Co.	4.350%	11/15/45	375	487
	Commonwealth Edison Co.	3.650%	6/15/46	175	207
	Commonwealth Edison Co.	4.000%	3/1/48	480	604
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	980	1,264
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	76	88
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	50	61
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	1,835	2,431

17

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	630	827
	Delmarva Power & Light Co.	3.500%	11/15/23	305	330
	Dominion Energy Inc.	2.715%	8/15/21	450	455
[6]	Dominion Energy Inc.	2.450%	1/15/23	3,240	3,369
	Dominion Energy Inc.	5.250%	8/1/33	1,000	1,308
	Dominion Energy Inc.	4.600%	3/15/49	760	1,012
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	138	199
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	44	59
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	95	136
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	202	271
	DTE Energy Co.	3.800%	3/15/27	250	287
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	574
	Duke Energy Carolinas LLC	3.700%	12/1/47	470	567
	Duke Energy Corp.	2.650%	9/1/26	315	342
	Duke Energy Corp.	3.400%	6/15/29	350	396
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,581
	Duke Energy Corp.	3.750%	9/1/46	265	308
	Duke Energy Florida LLC	6.350%	9/15/37	200	304
	Duke Energy Progress LLC	6.300%	4/1/38	365	558
	Duke Energy Progress LLC	4.100%	3/15/43	118	147
	Duke Energy Progress LLC	4.200%	8/15/45	2,045	2,581
[6]	East Ohio Gas Co.	2.000%	6/15/30	325	337
[6]	East Ohio Gas Co.	3.000%	6/15/50	475	513
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	470	506
	Eastern Energy Gas Holdings LLC	3.000%	11/15/29	585	641
	Eastern Energy Gas Holdings LLC	4.800%	11/1/43	125	160
	Eastern Energy Gas Holdings LLC	4.600%	12/15/44	1,603	2,024
[6]	Electricite de France SA	4.875%	9/21/38	2,200	2,748
[6]	Electricite de France SA	4.875%	1/22/44	50	62
[6]	Electricite de France SA	4.950%	10/13/45	400	516
	Emera U.S. Finance LP	3.550%	6/15/26	965	1,080
	Entergy Louisiana LLC	3.120%	9/1/27	410	456
	Evergy Inc.	2.450%	9/15/24	425	451
	Evergy Kansas Central Inc.	3.250%	9/1/49	630	713
	Evergy Metro Inc.	2.250%	6/1/30	205	217
	Evergy Metro Inc.	4.200%	3/15/48	137	176
	Eversource Energy	2.900%	10/1/24	690	744
	Eversource Energy	3.150%	1/15/25	110	120
	Eversource Energy	3.300%	1/15/28	400	446
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,410
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,379
	Florida Power & Light Co.	5.950%	2/1/38	785	1,174
	Florida Power & Light Co.	5.690%	3/1/40	675	1,000
	Florida Power & Light Co.	3.700%	12/1/47	480	599
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fortis Inc.	3.055%	10/4/26	1,195	1,313
	Georgia Power Co.	5.400%	6/1/40	205	272
	Georgia Power Co.	4.750%	9/1/40	988	1,287
	Georgia Power Co.	4.300%	3/15/42	1,076	1,366
	Georgia Power Co.	3.700%	1/30/50	170	206
	Indiana Michigan Power Co.	4.250%	8/15/48	415	525
[6]	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	455	507
[6]	KeySpan Gas East Corp.	2.742%	8/15/26	670	736
[6]	Massachusetts Electric Co.	5.900%	11/15/39	585	866
[6]	Metropolitan Edison Co.	4.300%	1/15/29	249	282
	MidAmerican Energy Co.	4.400%	10/15/44	15	19
	MidAmerican Energy Co.	4.250%	5/1/46	45	58
	MidAmerican Energy Co.	4.250%	7/15/49	315	422
	MidAmerican Energy Co.	3.150%	4/15/50	1,390	1,594
[6]	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	195	218
[6]	Monongahela Power Co.	5.400%	12/15/43	135	183
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	415	444
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	1,040	1,130
	Nevada Power Co.	3.125%	8/1/50	380	421
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	1,295	1,313
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	260	291
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	880	1,000
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	390	445
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	590	638
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	1,185	1,242
[6]	Niagara Mohawk Power Corp.	4.278%	12/15/28	1,000	1,196
[6]	Niagara Mohawk Power Corp.	3.025%	6/27/50	540	573
	NiSource Inc.	5.250%	2/15/43	390	532
	NiSource Inc.	4.800%	2/15/44	270	352
	Northern States Power Co.	6.250%	6/1/36	2,000	2,997
[3,6]	Oglethorpe Power Corp.	6.191%	1/1/31	1,065	1,320
	Oglethorpe Power Corp.	5.950%	11/1/39	170	225
	Oglethorpe Power Corp.	4.550%	6/1/44	50	56
	Oglethorpe Power Corp.	4.250%	4/1/46	537	562
	Oglethorpe Power Corp.	5.050%	10/1/48	80	102

18

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Oglethorpe Power Corp.	3.750%	8/1/50	250	269
	Oglethorpe Power Corp.	5.250%	9/1/50	630	779
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	100
	PacifiCorp	6.250%	10/15/37	2,000	2,973
	PacifiCorp	4.125%	1/15/49	26	33
	PacifiCorp	4.150%	2/15/50	345	447
	PacifiCorp	3.300%	3/15/51	169	195
	Potomac Electric Power Co.	3.050%	4/1/22	460	475
	Potomac Electric Power Co.	6.500%	11/15/37	750	1,136
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	745
	San Diego Gas & Electric Co.	3.750%	6/1/47	160	187
	San Diego Gas & Electric Co.	4.150%	5/15/48	545	679
	Sempra Energy	2.875%	10/1/22	750	776
	Sempra Energy	3.250%	6/15/27	1,095	1,223
	Sempra Energy	6.000%	10/15/39	600	859
	Sierra Pacific Power Co.	3.375%	8/15/23	850	908
	Sierra Pacific Power Co.	2.600%	5/1/26	221	240
	Southern California Edison Co.	2.400%	2/1/22	170	173
	Southern California Edison Co.	3.700%	8/1/25	90	101
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,385
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,881
	Southern California Edison Co.	6.050%	3/15/39	55	75
	Southern California Edison Co.	4.000%	4/1/47	195	229
	Southern California Edison Co.	4.125%	3/1/48	645	770
	Southern California Edison Co.	3.650%	2/1/50	155	175
	Southern California Gas Co.	2.600%	6/15/26	820	891
	Southern Co.	2.950%	7/1/23	1,280	1,355
	Southern Co.	4.400%	7/1/46	755	944
	Southwest Gas Corp.	2.200%	6/15/30	230	242
	Southwestern Electric Power Co.	6.200%	3/15/40	400	583
	Southwestern Public Service Co.	3.700%	8/15/47	102	121
[6]	State Grid Overseas Investment 2016 Ltd	2.750%	5/4/22	1,550	1,587
[6]	State Grid Overseas Investment 2016 Ltd	3.500%	5/4/27	775	858
	Union Electric Co.	4.000%	4/1/48	423	531
	Virginia Electric and Power Co.	2.750%	3/15/23	690	721
	Virginia Electric and Power Co.	3.500%	3/15/27	435	491
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	972
					108,950
Total Corporate Bonds (Cost $664,164)					756,996
Sovereign Bonds (0.6%)
[6]	Government of Bermuda	2.375%	8/20/30	200	210
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Government of Bermuda	3.375%	8/20/50	200	216
	International Bank for Reconstruction & Development	4.750%	2/15/35	2,000	2,853
[10]	Japan Treasury Discount Bill	0.000%	1/18/21	500,000	4,842
[10]	Japan Treasury Discount Bill	0.000%	1/25/21	100,000	968
[10]	Japan Treasury Discount Bill	0.000%	2/1/21	400,000	3,874
[10]	Japan Treasury Discount Bill	0.000%	2/8/21	55,000	533
[6]	Kingdom of Saudi Arabia	2.875%	3/4/23	930	973
	Republic of Colombia	4.000%	2/26/24	970	1,049
[6]	State of Qatar	2.375%	6/2/21	1,590	1,602
[6]	State of Qatar	3.875%	4/23/23	1,985	2,132
[6]	State of Qatar	4.400%	4/16/50	430	560
Total Sovereign Bonds (Cost $18,500)					19,812
Taxable Municipal Bonds (1.8%)
	Atlanta Downtown Development Authority Lease (Abatement) Revenue (Atlanta Federal Center Project)	6.875%	2/1/21	65	65
	Atlanta GA Water & Wastewater Water Revenue	2.257%	11/1/35	235	247
	Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	450	485
	Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	60	103
	Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	905	1,657
	Broward FL Airport System Port, Airport & Marina Revenue	3.477%	10/1/43	300	313
	California GO	7.500%	4/1/34	155	258
	California GO	7.350%	11/1/39	1,550	2,575
	Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	155	234
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	1,780	2,574
	Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	825	1,193
	Chicago Transit Authority Sales Tax Receipts Fund Sales Tax Revenue	6.200%	12/1/40	550	766
	Commonwealth of Massachusetts GO	2.514%	7/1/41	270	283
	Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.089%	11/1/40	220	231

19

Balanced Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	155	166
[9]	Foothill-Eastern Transportation Corridor Agency Highway Revenue	3.924%	1/15/53	1,170	1,249
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	1,958	2,978
	Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	306	473
	Grand Parkway Transportation Corp. Highway Revenue	5.184%	10/1/42	1,015	1,404
	Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	930	973
	Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	250	267
	Houston TX GO	6.290%	3/1/32	390	495
	Illinois GO	5.100%	6/1/33	810	872
	Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	750	1,084
	JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	160	173
[9]	Kansas Development Finance Authority Lease (Appropriation) Revenue	5.501%	5/1/34	2,000	2,612
	Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	545	801
	Massachusetts School Building Authority Sales Tax Revenue	1.753%	8/15/30	1,280	1,297
	Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	1,000	1,450
	Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	500	538
	Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	650	675
	Metropolitan Transportation Authority Fuel Sales Tax Revenue	6.089%	11/15/40	445	618
	Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	325	520
	Metropolitan Transportation Authority Transit Revenue	6.200%	11/15/26	60	68
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Metropolitan Transportation Authority Transit Revenue	6.814%	11/15/40	885	1,182
	Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	910	1,066
	Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	215	308
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	295	326
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	410	688
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	255	416
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	640	697
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	355	387
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	490	531
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	275	287
	New York State Urban Development Corp. Income Tax Revenue	2.100%	3/15/22	1,560	1,577
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	1,140	1,977
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	655	950
[9]	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,417
11	Oregon State University College & University Revenue	3.424%	3/1/60	1,000	1,036
	Pennsylvania State University College & University Revenue	2.790%	9/1/43	660	691
	Pennsylvania State University College & University Revenue	2.840%	9/1/50	215	222
12	Philadelphia Authority for Industrial Development Miscellaneous Revenue	6.550%	10/15/28	1,945	2,505
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	1.086%	7/1/23	605	614
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.859%	12/1/24	65	77

20

Balanced Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	265	353
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	1,175	1,563
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	640	887
Riverside CA General Fund Revenue	3.857%	6/1/45	260	279
Riverside County CA Appropriations Revenue	3.818%	2/15/38	290	320
Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	350	375
Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	965	1,207
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	255	269
State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	1,035	1,074
Texas Transportation Commission GO	2.562%	4/1/42	235	239
Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	515	651
University of California College & University Revenue	1.316%	5/15/27	385	391
University of California College & University Revenue	1.614%	5/15/30	645	652
University of California College & University Revenue	4.601%	5/15/31	590	719
University of California College & University Revenue	4.765%	5/15/44	145	160
University of California College & University Revenue	3.931%	5/15/45	570	677
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	90	146
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	700	1,133
University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	450	478
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.256%	5/15/60	880	990
	University of Michigan College & University Revenue	2.437%	4/1/40	380	397
	University of Michigan College & University Revenue	2.562%	4/1/50	300	319
	University of Virginia College & University Revenue	2.256%	9/1/50	525	520
	Utility Debt Securitization Authority Electric Power & Light Revenue	3.435%	12/15/25	210	220
Total Taxable Municipal Bonds (Cost $52,125)					61,670
				Shares
Temporary Cash Investments (3.4%)
Money Market Fund (0.3%)
[13,14]	Vanguard Market Liquidity Fund	0.111%		87,141	8,714
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
	U.S. Treasury Bill	0.115%	4/15/21	1,900	1,899

21

Balanced Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (3.1%)
RBS Securities Inc. (Dated 12/31/20,Repurchase Value $104,901,000, collateralized by U.S.Treasury Note/Bond, 1.250%–8.000%, 11/15/21–11/15/50, with a value of $106,998,000)	0.050%	1/4/21	104,900	104,900
Total Temporary Cash Investments (Cost $115,513)				115,513
Total Investments (100.3%) (Cost $2,603,336)				3,357,003
Other Assets and Liabilities—Net (-0.3%)				(10,699)
Net Assets (100%)				3,346,304
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,472,000.
2	Securities with a value of $68,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2020.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate value was $181,573,000, representing 5.4% of net assets.
7	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in Canadian dollars.
9	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
10	Face amount denominated in Japanese yen.
11	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
12	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
14	Collateral of $8,702,000 was received for securities on loan.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
22

Balanced Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2021	77	9,715	20
Short Futures Contracts
10-Year U.S. Treasury Note	March 2021	(25)	(3,452)	(4)
				16

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Citibank, N.A.	1/7/21	USD	651	CAD	833	—	(4)
Goldman Sachs International	1/19/21	USD	4,860	JPY	500,000	17	—
Toronto-Dominion Bank	2/1/21	USD	3,849	JPY	400,000	—	(27)
Toronto-Dominion Bank	1/25/21	USD	962	JPY	100,000	—	(7)
Toronto-Dominion Bank	2/8/21	USD	530	JPY	55,000	—	(3)
						17	(41)
CAD—Canadian dollar.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.
23

Balanced Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,594,622)	3,348,289
Affiliated Issuers (Cost $8,714)	8,714
Total Investments in Securities	3,357,003
Investment in Vanguard	130
Foreign Currency, at Value (Cost $211)	212
Receivables for Investment Securities Sold	8,342
Receivables for Accrued Income	8,923
Receivables for Capital Shares Issued	1,066
Variation Margin Receivable—Futures Contracts	1
Unrealized Appreciation—Forward Currency Contracts	17
Total Assets	3,375,694
Liabilities
Due to Custodian	2,044
Payables for Investment Securities Purchased	13,929
Collateral for Securities on Loan	8,702
Payables to Investment Advisor	336
Payables for Capital Shares Redeemed	4,048
Payables to Vanguard	290
Unrealized Depreciation—Forward Currency Contracts	41
Total Liabilities	29,390
Net Assets	3,346,304
At December 31, 2020, net assets consisted of:

Paid-in Capital	2,356,594
Total Distributable Earnings (Loss)	989,710
Net Assets	3,346,304

Net Assets
Applicable to 130,314,927 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,346,304
Net Asset Value Per Share	$25.68

See accompanying Notes, which are an integral part of the Financial Statements.
24

Balanced Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends[1]	44,208
Interest	31,707
Securities Lending—Net	46
Total Income	75,961
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,595
Performance Adjustment	(276)
The Vanguard Group—Note C
Management and Administrative	4,622
Marketing and Distribution	248
Custodian Fees	40
Auditing Fees	33
Shareholders' Reports	30
Trustees’ Fees and Expenses	4
Total Expenses	6,296
Net Investment Income	69,665
Realized Net Gain (Loss)
Investment Securities Sold[2]	176,174
Futures Contracts	(252)
Options Purchased	(75)
Forward Currency Contracts	(26)
Foreign Currencies	40
Realized Net Gain (Loss)	175,861
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	67,886
Futures Contracts	132
Forward Currency Contracts	10
Foreign Currencies	71
Change in Unrealized Appreciation (Depreciation)	68,099
Net Increase (Decrease) in Net Assets Resulting from Operations	313,625
1	Dividends are net of foreign withholding taxes of $1,081,000.
2	Realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $3,000, and $—, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,665	80,651
Realized Net Gain (Loss)	175,861	103,738
Change in Unrealized Appreciation (Depreciation)	68,099	419,867
Net Increase (Decrease) in Net Assets Resulting from Operations	313,625	604,256
Distributions[1]
Total Distributions	(186,299)	(241,965)
Capital Share Transactions
Issued	249,434	264,878
Issued in Lieu of Cash Distributions	186,299	241,965
Redeemed	(483,258)	(310,250)
Net Increase (Decrease) from Capital Share Transactions	(47,525)	196,593
Total Increase (Decrease)	79,801	558,884
Net Assets
Beginning of Period	3,266,503	2,707,619
End of Period	3,346,304	3,266,503
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Balanced Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.94	$22.20	$24.80	$23.03	$22.32
Investment Operations
Net Investment Income	.526[1]	.623[1]	.626[1]	.582[1]	.581
Net Realized and Unrealized Gain (Loss) on Investments	1.692	4.105	(1.414)	2.648	1.713
Total from Investment Operations	2.218	4.728	(.788)	3.230	2.294
Distributions
Dividends from Net Investment Income	(.666)	(.660)	(.582)	(.567)	(.576)
Distributions from Realized Capital Gains	(.812)	(1.328)	(1.230)	(.893)	(1.008)
Total Distributions	(1.478)	(1.988)	(1.812)	(1.460)	(1.584)
Net Asset Value, End of Period	$25.68	$24.94	$22.20	$24.80	$23.03
Total Return	10.68%	22.48%	-3.41%	14.72%	11.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,346	$3,267	$2,708	$2,942	$2,554
Ratio of Total Expenses to Average Net Assets[2]	0.20%	0.21%	0.21%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.24%	2.68%	2.67%	2.49%	2.66%
Portfolio Turnover Rate[3]	49%	29%	36%	28%	33%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.00%), (0.00%), (0.00%), and (0.01%).
3	Includes 3%, 8%, 2%, 0%, and 0% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Balanced Portfolio
Notes to Financial Statements
The Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
27

Balanced Portfolio
4. Forward Currency Contracts: The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
During the year ended December 31, 2020, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Options: The portfolio invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended December 31, 2020, the portfolio’s average value of investments in options purchased and options written each represented 0% of net assets, based on the average market values at each quarter-end during the period. The portfolio had no open options contracts on futures at December 31, 2020.
6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty
28

Balanced Portfolio
may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.
7. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
8. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
9. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
11. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the
29

Balanced Portfolio
collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
12. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended December 31, 2020, the investment advisory fee represented an effective annual rate of 0.05% of the portfolio’s average net assets, before a decrease of $276,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $130,000, representing less than 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
30

Balanced Portfolio
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	2,004,294	175,664	—	2,179,958
U.S. Government and Agency Obligations	—	195,746	—	195,746
Asset-Backed/Commercial Mortgage-Backed Securities	—	27,308	—	27,308
Corporate Bonds	—	756,996	—	756,996
Sovereign Bonds	—	19,812	—	19,812
Taxable Municipal Bonds	—	61,670	—	61,670
Temporary Cash Investments	8,714	106,799	—	115,513
Total	2,013,008	1,343,995	—	3,357,003
Derivative Financial Instruments
Assets
Futures Contracts[1]	1	—	—	1
Foreign Currency Contracts	—	17	—	17
Total	1	17	—	18
Liabilities
Foreign Currency Contracts	—	41	—	41
1	Represents variation margin on the last day of the reporting period.
E.	At December 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Variation Margin Receivable— Futures Contracts	1	—	1
Unrealized Appreciation—Forward Currency Contracts	—	17	17
Total Assets	1	17	18
Unrealized Depreciation— Forward Currency Contracts	—	41	41
Total Liabilities	—	41	41
31

Balanced Portfolio
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2020, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(252)	—	(252)
Options Purchased	(75)	—	(75)
Forward Currency Contracts	—	(26)	(26)
Realized Net Gain (Loss) on Derivatives	(327)	(26)	(353)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	132	—	132
Forward Currency Contracts	—	10	10
Change in Unrealized Appreciation (Depreciation) on Derivatives	132	10	142
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	76,189
Undistributed Long-Term Gains	161,175
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	752,346
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	87,602	80,367
Long-Term Capital Gains	98,697	161,598
Total	186,299	241,965
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,604,744
Gross Unrealized Appreciation	770,373
Gross Unrealized Depreciation	(18,114)
Net Unrealized Appreciation (Depreciation)	752,259
G.	During the year ended December 31, 2020, the portfolio purchased $1,289,941,000 of investment securities and sold $1,347,936,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $215,044,000 and $380,846,000, respectively.
32

Balanced Portfolio
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	10,781	11,351
Issued in Lieu of Cash Distributions	9,447	10,988
Redeemed	(20,878)	(13,353)
Net Increase (Decrease) in Shares Outstanding	(650)	8,986
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 72% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
34

Special 2020 tax information (unaudited) for corporate shareholders only for Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $98,697,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 40.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 32.4%.
35

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (the Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Balanced Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Balanced Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Balanced Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Balanced Portfolio or the owners of the Balanced Portfolio.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Balanced Portfolio. Investors acquire the Balanced Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Balanced Portfolio. The Balanced Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Balanced Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Balanced Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Balanced Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Balanced Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Balanced Portfolio.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Balanced Portfolio, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE BALANCED PORTFOLIO.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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All rights reserved.
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Q690B 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Capital Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Capital Growth Portfolio returned 17.47%, trailing the 18.40% return of its benchmark, the Standard & Poor’s 500 Index.
•	The portfolio outperformed the benchmark in eight of 11 industry sectors. Our underweight position in energy, strong selection in consumer discretionary, and decision not to hold consumer staples, utilities, and real estate companies helped relative performance the most. However, selection in health care, industrials, and information technology detracted and more than offset the positive results in other sectors.
•	For the decade ended December 31, the portfolio produced an average annual return of 14.98%, outperforming its benchmark by more than a percentage point.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisor’s Report
For the 12 months ended December 31, 2020, the Vanguard Capital Growth Portfolio returned 17.47%, trailing the 18.40% return of its benchmark, the unmanaged Standard & Poor’s 500 Index, and well below the 44.41% average gain of its variable insurance multicapitalization growth fund competitors. Relative to the benchmark, unfavorable stock selection more than offset favorable sector allocation for the portfolio.
Investment environment
The past year was one for the record books. What started uneventfully enough, back when yield curves and trade wars dominated investor concerns, morphed into unprecedented tumult as COVID-19 wreaked global havoc. The U.S. economy endured a "Great Pause” in March and April when local restrictions, designed to mitigate the pandemic’s toll, severely constrained activity and output. The subsequent economic collapse established several record-setting declines, among them the fastest bear-market descent, the most job losses, and the steepest GDP drop on record. Similar scenes, differing only in timing and magnitude, unfolded around the world, fracturing the once-integrated global economy.
The federal government, in tandem with authorities across the globe, unleashed a torrent of stimulus and support in response. This monetary and fiscal onslaught featured staggering amounts of deficit spending and open-ended assurances from the Federal Reserve to keep low interest rates low. But reopening proved fraught with difficulty. The initial economic recovery stalled somewhat at levels well below pre-pandemic highs, and the year ended with much of the world retrenching amid a fresh wave of infection.
Equity indexes bounced aggressively starting in late March, ahead of the economy’s turn. The S&P 500 Index surpassed its previous high-water mark within six months—a record-short bear-market dip—and its strength persisted into year-end, finishing nearly
70% above its late March low. But this impressive index-level performance masked substantial dispersion within, reflecting the pandemic’s uniquely disruptive influence. Many companies battled for survival, while some technology-oriented businesses, seemingly ready-made for stay-at-home isolation, thrived. For the full year, the information technology (+44%) and consumer discretionary (+33%) sectors fared best, while energy (–34%) and financials (–2%) followed crude oil prices and interest rates lower.
Outlook for U.S. equities
Our view on U.S. equities is decidedly mixed. The postrecession economy has relied heavily on artificial and unsustainable measures, including a $3 trillion federal deficit and the allure of unending stimulus ahead. And the market’s apparent strength, unusually concentrated in larger tech stocks, creates an unusually bifurcated stock landscape. That said, U.S. Treasury yields hover at historically depressed levels (with an 0.9% 10-year yield at year-end), providing some support for the S&P 500 Index’s elevated valuation (19.2x price/earnings valuation on 2022 estimated earnings).
We see more fundamental reasons for optimism in select cases. The groundbreaking Pfizer-BioNTech and Moderna vaccines highlight the potential for a robust medical solution. And more vaccine candidates and antibody therapies are on the cusp of clinical outcomes.
But even after the recent vaccine-fueled market rotation, many stocks still languish in this protracted socially distanced existence. Our original expectation of a fairly prompt snapback was misplaced, but we still expect the eventual “new normal” to more closely resemble its 2019 antecedent than the current state of apprehension and separation. This should divert even more oxygen from pandemic beneficiaries to a wide swath of struggling companies. A more fulsome recovery may also spur inflation and interest rates upward, which could finally and forcefully shift sentiment from high-multiple growth stocks to inexpensive value stocks.
Portfolio update
The portfolio maintained large overweight positions in health care and industrial stocks, a modest overweight position in IT, and an equal-weight position in consumer discretionary. The portfolio was underweight in all other sectors.
Sector allocation was favorable, owing primarily to the portfolio’s overweighting of IT, the year’s best-performing sector, and its underweight positions in energy and financials, the year’s primary laggards. The large overweight positions in health care and industrials provided a partial offset.
Stock selection detracted from relative results, with weak selection in health care and industrials driving overall underperformance. In health care, the portfolio’s substantial large-cap biotechnology holdings (Biogen –17%, Amgen –2%) failed to keep pace with their smaller brethren, while medical device producer Boston Scientific (–21%) logged a difficult year. Among the portfolio’s sizable pharmaceutical positions, Eli Lilly (+31%) helped offset anemic performances from Novartis (+2%) and AstraZeneca (+3%).
In industrials, FedEx (+74%) had a strong turnaround year as e-commerce exploded, but this result could not offset our exposure to airlines (United –51%, American –45%, Delta –31%, and Southwest –13%) and key supplier Airbus (–25%) as travel collapsed.
Selection elsewhere was mixed, with strength in consumer discretionary and communication services roughly offsetting weakness in IT and financials. Tesla (+743%) was the standout, rocketing higher on stronger fundamentals and its seemingly limitless potential; Tesla coupled with Sony (+49%) more than offset the portfolio’s sizable underweighting of Amazon (+76%) in consumer discretionary. Baidu (+71%), a
2

Chinese search and internet services company, led the outperformance in communication services.
The portfolio’s IT holdings (+40%) outperformed the broader market, but lacking sufficient exposure to Apple (+82%), they lagged the benchmark’s return for the sector (+44%). Qualcomm (+77%), Adobe (+52%), and KLA (+48%) were key contributors. In financials, the portfolio’s exposure to large banks, most notably Wells Fargo (–42%), detracted from relative results.
Advisor perspectives
Perhaps the most noteworthy feature of today’s equity market is an element of inequity: the sheer relative size of so-called Big Tech. Just four technology stocks—Apple, Microsoft, Amazon, and Alphabet (Google)—constitute roughly 20% of the S&P 500. Their combined capitalization (more than $6 trillion) equates in size to the bottom two-thirds of the index, or to the Japan Exchange Group, the largest non-U.S. equity market. And their combined performance has strong-armed the S&P 500 to its record highs. History suggests that this concentrated tech frenzy warrants caution. In March 2000—a notoriously exuberant technology market—the four biggest stocks were “just” 16% of the market, and only three were tech stocks; with 2020’s hindsight, we know that story ended poorly for many.
But maybe this time is different, a prospect we wrestle with daily; after all, Microsoft has defied doubters and maintained its lofty perch in the Big Four.
In aggregate, valuations for these heavyweights are high but not irrationally so; their competitive moats seem to deepen with time, a function of their aggressive reinvestment strategy; and tech’s coronation feels less speculative or premature this time.
And yet the portfolio’s exposure to these four companies stood at just under 10%, or half that of the index’s, with Microsoft and Google constituting the bulk of our ownership. The portfolio’s underweighting of Apple and Amazon has created a massive multiyear performance headwind. We acknowledge these two errors of omission, but we remain cautious. Size invites competition, disruption, and regulation. These high-priced titans must be more than impressive to justify their valuations—they must be near-flawless in handling internal and external threats, known and unknown. Our bias is to search elsewhere.
Health care also features prominently in both the news and our portfolio. The pandemic reinforces the incalculable value embedded in existing drugs, therapies, and devices, which facilitate our ongoing fight against disease and death—and which presumably have helped push down COVID-19's infection fatality ratio.
But the pandemic also highlights how much value remains to be created with future breakthroughs, both in the COVID-19 realm and beyond. After a strong start, the health care sector underperformed for 2020, despite market-leading revenue growth (+7%) and earnings growth (+6%) in a year more commonly scarred with steep declines.
And this is not a pandemic-fueled surge; growth should persist indefinitely. Despite ongoing political concerns, we are optimistic that our companies will continue to develop life-saving innovations and be rewarded by the marketplace.
Finally, much ink has been spilled in past letters defending our outsized ownership of airline stocks. We viewed them as long-term growers, operating in a vastly improved industry structure and trading of late at less than half of the market’s valuation. Whatever the merits, our investment thesis—and performance—was dealt a dramatic blow by COVID-19, forcing a structural reset in both our holdings and our thinking. We continue to own these companies, albeit more selectively and with overall lower exposure, ahead of travel’s eventual revival.
Conclusion
We still believe that some semblance of normalcy will prevail. Several pandemic-driven structural changes will likely persist, including a more flexible workforce, the fast-forwarding of digital transitions, and the indefinite loss of certain business travel to Zoom. But if and when life normalizes, we expect the market’s future winners will be drawn primarily from its pool of COVID-19 losers. Our portfolio is positioned accordingly, focused on stocks whose long-term potential deviates meaningfully from today’s dislocated share prices.
PRIMECAP Management Company
January 21, 2021
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Capital Growth Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,245.11	$1.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.43	1.73
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
4

Capital Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Capital Growth Portfolio	17.47%	15.96%	14.98%	$40,375
S&P 500 Index	18.40	15.22	13.88	36,700

See Financial Highlights for dividend and capital gains information.
5

Capital Growth Portfolio
Portfolio Allocation
As of December 31, 2020
Communication Services	7.2%
Consumer Discretionary	13.9
Energy	0.8
Financials	6.4
Health Care	25.0
Industrials	15.7
Information Technology	30.1
Materials	0.9
The table reflects the portfolio’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Capital Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.3%)
Communication Services (6.9%)
*	Alphabet Inc. Class A	23,900	41,888
*	Baidu Inc. ADR	153,900	33,279
*	Alphabet Inc. Class C	15,970	27,978
*	Walt Disney Co.	97,000	17,575
	Activision Blizzard Inc.	160,300	14,884
*	Charter Communications Inc. Class A	7,200	4,763
*	Facebook Inc. Class A	16,600	4,534
			144,901
Consumer Discretionary (13.4%)
*	Tesla Inc.	84,500	59,629
*	Alibaba Group Holding Ltd. ADR	224,000	52,131
	Sony Corp. ADR	445,500	45,040
	Ross Stores Inc.	213,900	26,269
*	Amazon.com Inc.	7,200	23,450
	Whirlpool Corp.	105,100	18,969
	TJX Cos. Inc.	254,600	17,387
*	Mattel Inc.	813,800	14,201
	L Brands Inc.	238,300	8,862
	Royal Caribbean Cruises Ltd.	78,000	5,826
	Carnival Corp.	209,400	4,536
	eBay Inc.	46,800	2,352
	Marriott International Inc. Class A	11,100	1,464
			280,116
Energy (0.8%)
	Pioneer Natural Resources Co.	64,200	7,312
	Hess Corp.	131,200	6,926
	EOG Resources Inc.	43,200	2,154
			16,392
Financials (6.1%)
	JPMorgan Chase & Co.	261,000	33,165
	Wells Fargo & Co.	837,400	25,273
	Charles Schwab Corp.	461,000	24,451
	Marsh & McLennan Cos. Inc.	153,500	17,960
	Bank of America Corp.	549,000	16,640
	Progressive Corp.	44,500	4,400
	US Bancorp	81,300	3,788
	Citigroup Inc.	41,900	2,584
			128,261
Health Care (24.1%)
	Eli Lilly and Co.	609,471	102,903
	Amgen Inc.	297,771	68,464
*	Biogen Inc.	264,200	64,692
	AstraZeneca plc ADR	791,400	39,562
	Novartis AG ADR	375,650	35,473
	Thermo Fisher Scientific Inc.	76,100	35,446
*	Boston Scientific Corp.	847,702	30,475
	Roche Holding AG	69,645	24,257
		Shares	Market Value• ($000)
	Bristol-Myers Squibb Co.	242,600	15,048
*	BioMarin Pharmaceutical Inc.	170,800	14,977
*	Elanco Animal Health Inc.	450,316	13,811
	Abbott Laboratories	106,200	11,628
*	BeiGene Ltd. ADR	31,400	8,113
	Medtronic plc	63,300	7,415
	Zimmer Biomet Holdings Inc.	42,800	6,595
	CVS Health Corp.	82,600	5,642
[1]	Siemens Healthineers AG	96,400	4,961
*	Alcon Inc.	70,410	4,646
	Agilent Technologies Inc.	26,500	3,140
	Merck & Co. Inc.	36,200	2,961
	Stryker Corp.	11,100	2,720
	Sanofi ADR	36,800	1,788
			504,717
Industrials (15.1%)
	FedEx Corp.	266,400	69,163
	Southwest Airlines Co.	978,150	45,592
	Siemens AG (Registered)	281,827	40,596
*	Airbus SE	270,735	29,712
	Caterpillar Inc.	108,700	19,786
*	United Airlines Holdings Inc.	455,700	19,709
	Union Pacific Corp.	76,300	15,887
	Delta Air Lines Inc.	334,000	13,430
[2]	American Airlines Group Inc.	707,700	11,160
	United Parcel Service Inc. Class B	60,150	10,129
	Alaska Air Group Inc.	143,000	7,436
*	TransDigm Group Inc.	9,850	6,096
	Textron Inc.	102,000	4,930
	Raytheon Technologies Corp.	56,300	4,026
	AMETEK Inc.	27,800	3,362
	Deere & Co.	12,400	3,336
	CSX Corp.	34,200	3,104
*	Lyft Inc. Class A	44,200	2,171
	Carrier Global Corp.	56,300	2,124
	General Dynamics Corp.	14,200	2,113
	Otis Worldwide Corp.	28,150	1,901
			315,763
Information Technology (29.0%)
*	Adobe Inc.	180,500	90,272
	Microsoft Corp.	378,200	84,119
	Texas Instruments Inc.	453,600	74,449
*	Micron Technology Inc.	846,200	63,617
	KLA Corp.	152,200	39,406
	Intel Corp.	631,500	31,461
	QUALCOMM Inc.	181,700	27,680
	Telefonaktiebolaget LM Ericsson ADR	2,085,100	24,917
	NetApp Inc.	373,100	24,714
	NVIDIA Corp.	40,050	20,914
	Intuit Inc.	48,600	18,461
	HP Inc.	584,750	14,379
		Shares	Market Value• ($000)
	Hewlett Packard Enterprise Co.	1,140,550	13,515
	Analog Devices Inc.	86,800	12,823
	Oracle Corp.	194,500	12,582
	Visa Inc. Class A	46,000	10,062
*	PayPal Holdings Inc.	31,700	7,424
	Cisco Systems Inc.	155,600	6,963
	Apple Inc.	50,000	6,634
	Entegris Inc.	67,800	6,516
	Corning Inc.	127,350	4,585
	Applied Materials Inc.	42,000	3,625
*	Autodesk Inc.	7,800	2,382
	Mastercard Inc. Class A	6,200	2,213
	Plantronics Inc.	71,650	1,937
*	BlackBerry Ltd.	195,800	1,298
			606,948
Materials (0.9%)
	Albemarle Corp.	80,300	11,846
	Linde plc	8,300	2,187
	DuPont de Nemours Inc.	23,866	1,697
	Dow Inc.	23,866	1,325
	Corteva Inc.	23,866	924
			17,979
Total Common Stocks (Cost $1,095,992)			2,015,077
Temporary Cash Investments (4.2%)
Money Market Fund (4.2%)
[3,4]	Vanguard Market Liquidity Fund, 0.111% (Cost $88,331)	883,314	88,332
Total Investments (100.5%) (Cost $1,184,323)			2,103,409
Other Assets and Liabilities—Net (-0.5%)			(11,013)
Net Assets (100%)			2,092,396
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate value was $4,961,000, representing 0.2% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,137,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $8,772,000 was received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Capital Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,095,992)	2,015,077
Affiliated Issuers (Cost $88,331)	88,332
Total Investments in Securities	2,103,409
Investment in Vanguard	79
Cash	794
Receivables for Accrued Income	1,390
Receivables for Capital Shares Issued	250
Total Assets	2,105,922
Liabilities
Payables for Investment Securities Purchased	802
Collateral for Securities on Loan	8,772
Payables to Investment Advisor	737
Payables for Capital Shares Redeemed	3,000
Payables to Vanguard	215
Total Liabilities	13,526
Net Assets	2,092,396
At December 31, 2020, net assets consisted of:

Paid-in Capital	999,596
Total Distributable Earnings (Loss)	1,092,800
Net Assets	2,092,396

Net Assets
Applicable to 46,282,275 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,092,396
Net Asset Value Per Share	$45.21

See accompanying Notes, which are an integral part of the Financial Statements.
8

Capital Growth Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends[1]	24,659
Non-Cash Dividends	3,820
Interest[2]	429
Securities Lending—Net	229
Total Income	29,137
Expenses
Investment Advisory Fees—Note B	2,753
The Vanguard Group—Note C
Management and Administrative	3,252
Marketing and Distribution	172
Custodian Fees	14
Auditing Fees	27
Shareholders' Reports	20
Trustees’ Fees and Expenses	2
Total Expenses	6,240
Net Investment Income	22,897
Realized Net Gain (Loss)
Investment Securities Sold[2]	153,697
Foreign Currencies	(3)
Realized Net Gain (Loss)	153,694
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	126,379
Foreign Currencies	49
Change in Unrealized Appreciation (Depreciation)	126,428
Net Increase (Decrease) in Net Assets Resulting from Operations	303,019
1	Dividends are net of foreign withholding taxes of $572,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $429,000, $27,000, and $14,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,897	24,692
Realized Net Gain (Loss)	153,694	58,473
Change in Unrealized Appreciation (Depreciation)	126,428	336,520
Net Increase (Decrease) in Net Assets Resulting from Operations	303,019	419,685
Distributions[1]
Total Distributions	(83,976)	(68,316)
Capital Share Transactions
Issued	222,798	222,383
Issued in Lieu of Cash Distributions	83,976	68,316
Redeemed	(409,141)	(262,062)
Net Increase (Decrease) from Capital Share Transactions	(102,367)	28,637
Total Increase (Decrease)	116,676	380,006
Net Assets
Beginning of Period	1,975,720	1,595,714
End of Period	2,092,396	1,975,720
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
9

Capital Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$40.76	$33.49	$35.12	$28.36	$26.64
Investment Operations
Net Investment Income	.478[1]	.503[1]	.429[1]	.366[1]	.374
Net Realized and Unrealized Gain (Loss) on Investments	5.768	8.182	(.754)	7.580	2.362
Total from Investment Operations	6.246	8.685	(.325)	7.946	2.736
Distributions
Dividends from Net Investment Income	(.574)	(.411)	(.315)	(.371)	(.318)
Distributions from Realized Capital Gains	(1.222)	(1.004)	(.990)	(.815)	(.698)
Total Distributions	(1.796)	(1.415)	(1.305)	(1.186)	(1.016)
Net Asset Value, End of Period	$45.21	$40.76	$33.49	$35.12	$28.36
Total Return	17.47%	26.50%	-1.18%	28.83%	10.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,092	$1,976	$1,596	$1,416	$964
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%	0.34%	0.36%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.37%	1.18%	1.16%	1.44%
Portfolio Turnover Rate	6%	5%	6%	7%	5%
1	Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Capital Growth Portfolio
Notes to Financial Statements
The Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
11

Capital Growth Portfolio
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in investment income are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2020, the investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $79,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
12

Capital Growth Portfolio
The following table summarizes the market value of the portfolio’s investments as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,915,551	99,526	—	2,015,077
Temporary Cash Investments	88,332	—	—	88,332
Total	2,003,883	99,526	—	2,103,409
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	19,989
Undistributed Long-Term Gains	153,666
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	919,145
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	26,842	20,887
Long-Term Capital Gains	57,134	47,429
Total	83,976	68,316
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,184,323
Gross Unrealized Appreciation	999,713
Gross Unrealized Depreciation	(80,627)
Net Unrealized Appreciation (Depreciation)	919,086
F.	During the year ended December 31, 2020, the portfolio purchased $100,417,000 of investment securities and sold $253,620,000 of investment securities, other than temporary cash investments.
13

Capital Growth Portfolio
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	5,930	6,109
Issued in Lieu of Cash Distributions	2,763	1,900
Redeemed	(10,888)	(7,186)
Net Increase (Decrease) in Shares Outstanding	(2,195)	823
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 46% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Capital Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Special 2020 tax information (unaudited) for corporate shareholders only for Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $57,135,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 88.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
16

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690CG 022021

Annual Report | December 31, 2020

Vanguard Variable Insurance Funds

Conservative Allocation Portfolio

Contents

Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Conservative Allocation Portfolio

Your Portfolio’s Performance at a Glance

●     For the 12 months ended December 31, 2020, the Conservative Allocation Portfolio returned 11.73%, behind the 12.87% return of its benchmark, the Conservative Allocation Composite Index. The portfolio posted a return different from that of its benchmark in part because of differences in the timing for rebalancing them to their target allocations.

●     The period was marked by the global spread of COVID-19 and efforts to contain it. Responses from policymakers, the creation and initial distribution of vaccines, and the easing of some restrictions soon lifted investor sentiment, and stock markets hit highs in December. After an initial period of high volatility and low liquidity in the bond markets, yields fell and prices rose amid unprecedented actions taken by governments and central banks to blunt the economic impact of the virus.

●     The portfolio targets an asset allocation of approximately 60% bonds and 40% stocks through these holdings: Vanguard Variable Insurance Funds Total Bond Market Index Portfolio and Equity Index Portfolio and Admiral Shares of Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.

●     The Total Bond Market Index Portfolio returned more than 7%, and the Total International Bond Index Fund returned more than 4%. The Extended Market Index Fund returned about 32%, the Equity Index Portfolio about 18%, and the Total International Stock Fund more than 11%.

●     Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

Market Barometer

	Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16

CPI
Consumer Price Index	1.36%	1.85%	1.95%

1

Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

●    Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

●    Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2020	12/31/2020	Period
Based on Actual Portfolio Return	$1,000.00	$1,105.06	$0.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.48	0.66

The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/366).

2

Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/19/2011)	Investment
Conservative Allocation Portfolio	11.73%	8.10%	7.38%	$19,255
Conservative Allocation Composite Index	12.87	8.55	7.70	19,785
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.79	15.36	15.45	37,512

Conservative Allocation Composite Index: Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013.

“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

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Conservative Allocation Portfolio

Underlying Vanguard Funds

As of December 31, 2020

Vanguard Variable Insurance Funds—
Total Bond Market Index Portfolio	41.9%
Vanguard Variable Insurance Funds—
Equity Index Portfolio	19.8
Vanguard Total International Bond
Index Fund Admiral Shares	17.9
Vanguard Total International Stock
Index Fund Admiral Shares	16.1
Vanguard Extended Market Index Fund
Admiral Shares	4.3

The table reflects the portfolio’s investments, except for short-term investments.

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Conservative Allocation Portfolio

Financial Statements

Schedule of Investments

As of December 31, 2020

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value●
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (24.1%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,919,541	103,195
Vanguard Extended Market Index Fund Admiral Shares	179,330	22,371
		125,566
International Stock Fund (16.1%)
Vanguard Total International Stock Index Fund Admiral Shares	2,578,735	83,706

U.S. Bond Fund (41.9%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	17,070,223	218,670

International Bond Fund (17.9%)
Vanguard Total International Bond Index Fund Admiral Shares	3,984,154	93,189
Total Investments (100.0%) (Cost $466,102)		521,131
Other Assets and Liabilities—Net (0.0%)		193
Net Assets (100%)		521,324

Cost is in $000.

● See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

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Conservative Allocation Portfolio

Statement of Assets and Liabilities

As of December 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $466,102)	521,131
Receivables for Investment Securities Sold	398
Receivables for Capital Shares Issued	294
Total Assets	521,823
Liabilities
Due to Custodian	398
Payables for Capital Shares Redeemed	101
Total Liabilities	499
Net Assets	521,324

At December 31, 2020, net assets consisted of:

Paid-in Capital	440,362
Total Distributable Earnings (Loss)	80,962
Net Assets	521,324

Net Assets
Applicable to 18,357,722 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	521,324
Net Asset Value Per Share	$28.40

See accompanying Notes, which are an integral part of the Financial Statements.

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Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2020
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	8,697
Net Investment Income—Note B	8,697
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	2,141
Affiliated Funds Sold	16,041
Realized Net Gain (Loss)	18,182
Change in Unrealized Appreciation
(Depreciation) from Affiliated Funds	26,569
Net Increase (Decrease) in Net Assets
Resulting from Operations	53,448

Statement of Changes in Net Assets

	Year Ended December 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,697	9,654
Realized Net Gain (Loss)	18,182	6,364
Change in Unrealized Appreciation (Depreciation)	26,569	36,711
Net Increase (Decrease) in Net Assets Resulting from Operations	53,448	52,729
Distributions[1]
Total Distributions	(16,480)	(15,870)
Capital Share Transactions
Issued	97,832	94,274
Issued in Lieu of Cash Distributions	16,480	15,870
Redeemed	(54,776)	(43,396)
Net Increase (Decrease) from Capital Share Transactions	59,536	66,748
Total Increase (Decrease)	96,504	103,607
Net Assets
Beginning of Period	424,820	321,213
End of Period	521,324	424,820

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Conservative Allocation Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$26.53	$24.02	$25.84	$24.22	$23.72
Investment Operations
Net Investment Income[1]	.499	.660	.581	.592	.527
Capital Gain Distributions Received[1]	.123	.117	.100	.203	.128
Net Realized and Unrealized Gain (Loss) on Investments	2.266	2.921	(1.417)	1.769	.728
Total from Investment Operations	2.888	3.698	(.736)	2.564	1.383
Distributions
Dividends from Net Investment Income	(.631)	(.585)	(.519)	(.500)	(.407)
Distributions from Realized Capital Gains	(.387)	(.603)	(.565)	(.444)	(.476)
Total Distributions	(1.018)	(1.188)	(1.084)	(.944)	(.883)
Net Asset Value, End of Period	$28.40	$26.53	$24.02	$25.84	$24.22

Total Return	11.73%	15.83%	-2.98%	10.89%	6.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$521	$425	$321	$306	$233
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.90%	2.61%	2.33%	2.38%	2.20%
Portfolio Turnover Rate	27%	10%	18%	19%	14%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

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Conservative Allocation Portfolio

Notes to Financial Statements

The Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

3.  Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4.  Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by

9

Conservative Allocation Portfolio

the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2020, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

At December 31, 2020, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	12,197
Undistributed Long-Term Gains	13,736
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	55,029

The tax character of distributions paid was as follows:

	Year Ended December 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	10,780	7,901
Long-Term Capital Gains	5,700	7,969
Total	16,480	15,870

* Includes short-term capital gains, if any.

As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	466,102
Gross Unrealized Appreciation	55,054
Gross Unrealized Depreciation	(25)
Net Unrealized Appreciation (Depreciation)	55,029

10

Conservative Allocation Portfolio

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	3,717	3,717
Issued in Lieu of Cash Distributions	708	651
Redeemed	(2,083)	(1,725)
Net Increase (Decrease) in Shares Outstanding	2,342	2,643

At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 85% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA1	NA1	—	—	1	—	—
Vanguard Extended
Market Index Fund	16,962	4,726	5,617	2,007	4,293	261	—	22,371
Vanguard Variable
Insurance Funds—
Equity Index Portfolio	86,099	40,545	38,308	7,034	7,825	1,704	1,999	103,195
Vanguard Variable
Insurance Funds—
Total Bond Market
Index Portfolio	177,402	78,969	47,198	3,024	6,473	4,128	—	218,670
Vanguard Total
International Bond
Index Fund	75,707	28,271	13,642	1,519	1,334	775	142	93,189
Vanguard Total
International Stock
Index Fund	68,618	26,801	20,814	2,457	6,644	1,828	—	83,706
Total	424,788	179,312	125,579	16,041	26,569	8,697	2,141	521,131

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.

11

Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Conservative Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Conservative Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for corporate shareholders only for Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $5,700,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 16.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $2,766,000 and foreign taxes paid of $184,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

12

Conservative Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Conservative Allocation Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Conservative Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Conservative Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Conservative Allocation Portfolio or the owners of the Conservative Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Conservative Allocation Portfolio. Investors acquire the Conservative Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Conservative Allocation Portfolio. The Conservative Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Conservative Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Conservative Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Conservative Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Conservative Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Conservative Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Conservative Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CONSERVATIVE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2021 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018– present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

(2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present)

of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris

Mortimer J. Buckley	Thomas M. Rampulla

Gregory Davis	Karin A. Risi

John James	Anne E. Robinson

John T. Marcante	Michael Rollings

Chris D. McIsaac	Lauren Valente

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© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q690CA 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Diversified Value Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Diversified Value Portfolio returned 11.78%, well ahead of the 2.80% return of its benchmark, the Russell 1000 Value Index.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Stocks initially plummeted as infections surged, but they finished the year significantly higher. The gain was thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines as the year drew to a close.
•	Growth stocks outperformed value stocks for the 12 months, while large-capitalization stocks led mid- and small-caps. The broad U.S. stock market, as measured by the CRSP US Total Market Index, returned 20.99%.
•	The advisor’s holdings in information technology contributed most to relative performance. Consumer discretionary, real estate, communication services, and financials also boosted returns. Materials, consumer staples, and industrials weighed the most on relative performance.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisors’ Report
The Diversified Value Portfolio returned 11.78% for the 12 months ended December 31, 2020. It surpassed the 2.80% return of its benchmark, the Russell 1000 Value Index.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 21, 2021.
Lazard Asset Management LLC
Portfolio Managers
Andrew Lacey, Deputy Chairman
Ronald Temple, Managing Director
Our U.S. equity select strategy is based on the relationship between valuation and financial productivity. We have identified and empirically validated two sources of alpha, which we focus on exclusively:
•	Compounders: Our analysis indicates these companies can sustain very high levels of financial productivity for longer than the market expects, and their share price does not reflect this sustainability. We typically invest 60% to 80% of our capital in Compounders.
•	Improvers: We believe companies can improve returns, but investors often are too optimistic about the probability of success. Our research indicates that companies that improve their returns on capital materially outperform the broad market. We typically invest 20% to 40% of our capital in them.
Over the past year, a small group of technology companies with strong growth characteristics led broad benchmark (S&P 500 Index) returns. Average company performance was more mixed. During this time, our strategy kept pace with the broad benchmark and outperformed value-based benchmarks substantially.
Results were largely driven by the Compounder component of our portfolio. Our focus on high financial productivity was rewarded during a period of significant uncertainty.
At year-end, the portfolio’s weight in Compounders was toward the higher end of the target range of 60% to 80% of capital. We believe this was appropriate amid continued economic uncertainty. That said, we are actively seeking Improvers.
During the 12 months, we took capital from the information technology and communication services sectors as stocks became more richly valued. We added capital to financials, where we found a combination of attractive Compounders and Improvers.
Hotchkis & Wiley Capital Management, LLC
Portfolio Managers
George H. Davis, Jr.,
Chief Executive Officer
Scott McBride, CFA,
President
In 2020, we witnessed the devastating impact of a worldwide pandemic on the global economy. While the effect was severe, investors perceived it as a transitory event and recognized the stimulative influence of massive monetary and fiscal intervention. These interventions helped propel the S&P 500 Index, which returned 18% for the year. Value investors were largely left behind, however, as growth stocks soared 38% and value stocks returned a modest 3%.
This represented the largest gap between the Russell 1000 Growth Index and the Russell 1000 Value Index ever observed over a calendar year. If history is any guide, that set the stage for a value comeback. We had a glimpse of what the comeback might look like during the fourth quarter of 2020. Value stocks outperformed, buoyed by the economic ramifications of new COVID-19 vaccines and another round of fiscal stimulus.
In our experience, when a major asset class underperforms for as long as value has, most investors are underallocated to it. Signs of this neglect include incessant rhetoric about the asset class’s demise in the financial media, unusually wide valuation gaps, and the fatigue/frustration asset allocators experience when compelled to repeatedly explain why they have invested in such a lagging strategy.
When the economic winds shift, however, we believe the out-of-favor asset class will enjoy a substantial and sustained period of outperformance. Following the tech bubble, for example, value outperformed growth for seven consecutive years by more than 100 percentage points cumulatively. We have learned time and time again that patience is ultimately rewarded for those who stay focused on fundamentals and valuation.
While it outperformed in the most recent quarter, the strategy underperformed the Russell 1000 Value Index over the full calendar year. The value-focused approach that helped during the fourth quarter hurt over the course of the entire 12 months. Stock selection in financials and an overweighted position in energy were the largest detractors, followed by an overweighted exposure to and stock selection in health care. An overweighted position and stock selection in technology were the largest positive contributors.
2

Stock selection in industrials and an underweighted exposure to real estate also helped. The largest individual detractors to relative performance were Wells Fargo, AIG, NOV Inc., Murphy Oil, and Royal Dutch Shell. The largest positive contributors were Microsoft, FedEx, Oracle, Cummins, and Magna International.
At year-end, the Russell 1000 Value Index traded at a larger-than-normal discount to the Russell 1000 Growth Index, and the portfolio traded at a larger-than normal-discount to the Russell 1000 Value
Index. In fact, the portfolio’s discount neared record levels. It was trading at 8 times normal earnings, more than 10% below its long-term average.
The Russell 1000 Value Index, however, was trading at 16 times normal earnings, which is more than 20% above its long-term average. The portfolio’s fourth-quarter outperformance narrowed the gap modestly, but we anticipate considerably more reversion ahead.
Calendar year 2020 was challenging in a myriad of ways. However, we held steady to the principles of value investing. We worked as a team to ensure existing investments remained prudent and to find new ideas in an ever-changing environment.
Our team remains entirely intact, the firm is healthy, and we are optimistic that our clients will be rewarded by our commitment and effort. It was reassuring to see our time-tested investing style come back into vogue during the most recent quarter, and we are optimistic that this reversion could be powerful and lasting. We look forward to the new year with enthusiasm.
Diversified Value Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	57	542	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Hotchkis and Wiley Capital Management, LLC	41	387	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Cash Investments	2	22	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Diversified Value Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,264.03	$1.59
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.73	1.42
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
4

Diversified Value Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Diversified Value Portfolio	11.78%	10.30%	10.60%	$27,395
Russell 1000 Value Index	2.80	9.74	10.50	27,148
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240

See Financial Highlights for dividend and capital gains information.
5

Diversified Value Portfolio
Portfolio Allocation
As of December 31, 2020
Communication Services	9.1%
Consumer Discretionary	10.6
Consumer Staples	5.2
Energy	5.9
Financials	21.8
Health Care	14.6
Industrials	9.5
Information Technology	19.8
Materials	1.1
Real Estate	1.2
Utilities	1.2
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Diversified Value Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.9%)
Communication Services (8.7%)
*	Alphabet Inc. Class A	22,627	39,657
*	Walt Disney Co.	38,382	6,954
	News Corp. Class A	350,244	6,294
	Vodafone Group plc ADR	363,849	5,996
	Electronic Arts Inc.	40,116	5,761
*	Discovery Inc. Class C	212,279	5,560
	Comcast Corp. Class A	104,838	5,493
	ViacomCBS Inc. Class B	76,923	2,866
	Omnicom Group Inc.	33,191	2,070
	Interpublic Group of Cos. Inc.	87,112	2,049
			82,700
Consumer Discretionary (10.2%)
	McDonald's Corp.	64,291	13,796
	Lowe's Cos. Inc.	74,384	11,939
	General Motors Co.	257,183	10,709
	Starbucks Corp.	85,698	9,168
	Dollar General Corp.	41,885	8,808
*	Dollar Tree Inc.	79,296	8,567
	Magna International Inc.	118,375	8,381
	Home Depot Inc.	25,570	6,792
	Ross Stores Inc.	46,131	5,665
*	Booking Holdings Inc.	1,600	3,564
	Aptiv plc	23,253	3,030
	Harley-Davidson Inc.	70,417	2,584
	Goodyear Tire & Rubber Co.	185,508	2,024
*	Adient plc	45,837	1,594
			96,621
Consumer Staples (5.0%)
	Coca-Cola Co.	226,726	12,434
	Mondelez International Inc. Class A	186,517	10,906
	Procter & Gamble Co.	77,611	10,799
	PepsiCo Inc.	36,342	5,389
	Unilever plc ADR	81,493	4,919
	Sysco Corp.	43,261	3,212
			47,659
Energy (5.6%)
	ConocoPhillips	247,954	9,916
	Hess Corp.	138,612	7,317
	Marathon Oil Corp.	987,887	6,589
	Royal Dutch Shell plc Class A ADR	148,836	5,230
	Apache Corp.	365,653	5,189
	NOV Inc.	367,215	5,042
	Halliburton Co.	247,779	4,683
	Marathon Petroleum Corp.	87,543	3,621
	Schlumberger NV	117,600	2,567
	Baker Hughes Co. Class A	110,600	2,306
	Murphy Oil Corp.	76,240	922
			53,382
Financials (21.0%)
	Bank of America Corp.	882,620	26,752
	Intercontinental Exchange Inc.	198,710	22,909
		Shares	Market Value• ($000)
	Citigroup Inc.	320,653	19,772
	American International Group Inc.	496,102	18,783
	Wells Fargo & Co.	566,633	17,101
	American Express Co.	95,145	11,504
	Goldman Sachs Group Inc.	36,290	9,570
	JPMorgan Chase & Co.	67,984	8,639
	Marsh & McLennan Cos. Inc.	67,085	7,849
	PNC Financial Services Group Inc.	51,771	7,714
	Citizens Financial Group Inc.	185,961	6,650
	Travelers Cos. Inc.	43,782	6,146
	Charles Schwab Corp.	107,640	5,709
	Hartford Financial Services Group Inc.	102,600	5,025
	Equitable Holdings Inc.	194,264	4,971
	Commerce Bancshares Inc.	72,436	4,759
	Discover Financial Services	36,677	3,320
	Bank of New York Mellon Corp.	73,534	3,121
	Morgan Stanley	43,057	2,951
	CIT Group Inc.	73,752	2,648
	Fifth Third Bancorp	64,323	1,773
	State Street Corp.	23,210	1,689
			199,355
Health Care (14.0%)
	Johnson & Johnson	153,739	24,195
	Medtronic plc	206,323	24,169
	Anthem Inc.	32,981	10,590
	Danaher Corp.	43,740	9,716
	Thermo Fisher Scientific Inc.	20,114	9,369
	Humana Inc.	22,429	9,202
	Zoetis Inc.	43,841	7,256
	GlaxoSmithKline plc ADR	152,016	5,594
*	IQVIA Holdings Inc.	29,816	5,342
*	Laboratory Corp. of America Holdings	23,782	4,841
*	Boston Scientific Corp.	118,316	4,253
	UnitedHealth Group Inc.	11,400	3,998
	Sanofi ADR	77,664	3,774
*	Centene Corp.	49,460	2,969
	Bristol-Myers Squibb Co.	40,900	2,537
	Zimmer Biomet Holdings Inc.	16,011	2,467
*	Maravai LifeSciences Holdings Inc. Class A	67,839	1,903
*	Biogen Inc.	5,488	1,344
			133,519
Industrials (9.1%)
	Honeywell International Inc.	99,181	21,096
	General Electric Co.	1,775,122	19,171
	Norfolk Southern Corp.	43,101	10,241
*	CNH Industrial NV	671,434	8,621
	Cummins Inc.	30,651	6,961
	Waste Management Inc.	55,067	6,494
	FedEx Corp.	24,773	6,432
	Caterpillar Inc.	22,712	4,134
		Shares	Market Value• ($000)
	PACCAR Inc.	17,820	1,538
	Fluor Corp.	85,250	1,361
*	Embraer SA ADR	94,911	646
			86,695
Information Technology (19.0%)
	Microsoft Corp.	218,453	48,588
	Apple Inc.	140,046	18,583
	Visa Inc. Class A	63,941	13,986
	Analog Devices Inc.	93,222	13,772
	Texas Instruments Inc.	73,256	12,023
	Oracle Corp.	126,864	8,207
	Cisco Systems Inc.	182,519	8,168
	Hewlett Packard Enterprise Co.	591,907	7,014
	Accenture plc Class A	24,077	6,289
	Amphenol Corp. Class A	45,887	6,001
	Corning Inc.	163,030	5,869
	TE Connectivity Ltd.	42,860	5,189
	Fidelity National Information Services Inc.	35,838	5,070
	Telefonaktiebolaget LM Ericsson ADR	411,915	4,922
*	salesforce.com Inc.	20,322	4,522
	Applied Materials Inc.	45,231	3,903
*	Palo Alto Networks Inc.	10,081	3,583
	CDW Corp.	22,149	2,919
*	F5 Networks Inc.	12,300	2,164
			180,772
Materials (1.0%)
	Avery Dennison Corp.	36,325	5,634
	International Paper Co.	86,397	4,296
			9,930
Real Estate (1.2%)
	Prologis Inc.	93,628	9,331
	Host Hotels & Resorts Inc.	124,400	1,820
			11,151
Utilities (1.1%)
	PPL Corp.	295,855	8,343
	Southern Co.	36,123	2,219
			10,562
Total Common Stocks (Cost $812,849)			912,346
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Diversified Value Portfolio
		Shares	Market Value• ($000)
Temporary Cash Investments (4.6%)
Money Market Fund (4.6%)
[1]	Vanguard Market Liquidity Fund, 0.111% (Cost $43,904)	439,037	43,904
Total Investments (100.5%) (Cost $856,753)			956,250
Other Assets and Liabilities—Net (-0.5%)			(5,010)
Net Assets (100%)			951,240
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2021	157	29,428	741

See accompanying Notes, which are an integral part of the Financial Statements.
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Diversified Value Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $812,849)	912,346
Affiliated Issuers (Cost $43,904)	43,904
Total Investments in Securities	956,250
Investment in Vanguard	36
Cash	228
Cash Collateral Pledged—Futures Contracts	1,727
Receivables for Investment Securities Sold	87
Receivables for Accrued Income	875
Receivables for Capital Shares Issued	210
Variation Margin Receivable—Futures Contracts	193
Total Assets	959,606
Liabilities
Payables for Investment Securities Purchased	1,388
Payables to Investment Advisor	259
Payables for Capital Shares Redeemed	6,636
Payables to Vanguard	83
Total Liabilities	8,366
Net Assets	951,240
At December 31, 2020, net assets consisted of:

Paid-in Capital	823,931
Total Distributable Earnings (Loss)	127,309
Net Assets	951,240

Net Assets
Applicable to 69,236,136 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	951,240
Net Asset Value Per Share	$13.74

See accompanying Notes, which are an integral part of the Financial Statements.
9

Diversified Value Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends[1]	16,220
Interest[2]	270
Securities Lending—Net	33
Total Income	16,523
Expenses
Investment Advisory Fees—Note B
Basic Fee	974
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	1,198
Marketing and Distribution	69
Custodian Fees	19
Auditing Fees	32
Shareholders' Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	2,306
Net Investment Income	14,217
Realized Net Gain (Loss)
Investment Securities Sold[2]	12,146
Futures Contracts	3,935
Realized Net Gain (Loss)	16,081
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	61,460
Futures Contracts	448
Change in Unrealized Appreciation (Depreciation)	61,908
Net Increase (Decrease) in Net Assets Resulting from Operations	92,206
1	Dividends are net of foreign withholding taxes of $70,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $269,000, $7,000, and $—, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,217	22,410
Realized Net Gain (Loss)	16,081	148,015
Change in Unrealized Appreciation (Depreciation)	61,908	43,477
Net Increase (Decrease) in Net Assets Resulting from Operations	92,206	213,902
Distributions[1]
Total Distributions	(170,717)	(83,175)
Capital Share Transactions
Issued	95,482	72,081
Issued in Lieu of Cash Distributions	170,717	83,175
Redeemed	(210,173)	(199,650)
Net Increase (Decrease) from Capital Share Transactions	56,026	(44,394)
Total Increase (Decrease)	(22,485)	86,333
Net Assets
Beginning of Period	973,725	887,392
End of Period	951,240	973,725
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Diversified Value Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.45	$14.33	$17.04	$17.11	$16.55
Investment Operations
Net Investment Income	.209[1]	.364[1]	.412[1]	.401[1]	.496
Net Realized and Unrealized Gain (Loss) on Investments	.133	3.135	(1.872)	1.658	1.468
Total from Investment Operations	.342	3.499	(1.460)	2.059	1.964
Distributions
Dividends from Net Investment Income	(.409)	(.462)	(.423)	(.491)	(.461)
Distributions from Realized Capital Gains	(2.643)	(.917)	(.827)	(1.638)	(.943)
Total Distributions	(3.052)	(1.379)	(1.250)	(2.129)	(1.404)
Net Asset Value, End of Period	$13.74	$16.45	$14.33	$17.04	$17.11
Total Return	11.78%	25.70%	-9.12%	13.16%	12.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$951	$974	$887	$1,137	$1,130
Ratio of Total Expenses to Average Net Assets[2]	0.28%	0.24%	0.25%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	1.70%	2.39%	2.58%	2.45%	3.01%
Portfolio Turnover Rate	34%	117%	18%	18%	34%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.03%), (0.03%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.
11

Diversified Value Portfolio
Notes to Financial Statements
The Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that
12

Diversified Value Portfolio
borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contracts entered into with Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC, beginning January 1, 2021, the investment advisory fees will be subject to quarterly adjustments based on performance relative to the S&P 500 Index and the Russell 1000 Value Index, respectively, since December 31, 2019.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.12% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
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Diversified Value Portfolio
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $36,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2020, 100% of the market value of the portfolio’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,377
Undistributed Long-Term Gains	16,435
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	99,497
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	26,163	29,777
Long-Term Capital Gains	144,554	53,398
Total	170,717	83,175
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	856,753
Gross Unrealized Appreciation	163,956
Gross Unrealized Depreciation	(64,459)
Net Unrealized Appreciation (Depreciation)	99,497
F.	During the year ended December 31, 2020, the portfolio purchased $271,547,000 of investment securities and sold $370,811,000 of investment securities, other than temporary cash investments.
14

Diversified Value Portfolio
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	8,217	4,725
Issued in Lieu of Cash Distributions	18,926	5,732
Redeemed	(17,100)	(13,173)
Net Increase (Decrease) in Shares Outstanding	10,043	(2,716)
At December 31, 2020, two shareholders (insurance company separate accounts whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of at least 25% or more of the portfolio’s net assets, with a combined ownership of 76%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs or lead to the realization of taxable gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Diversified Value Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Special 2020 tax information (unaudited) for corporate shareholders only for Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $144,554,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
17

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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Q690DV 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Equity Income Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Equity Income Portfolio of Vanguard Variable Insurance Funds returned 3.25%, outperforming the 1.16% return of its benchmark, the FTSE High Dividend Yield Index.
•	Stocks initially plummeted after the emergence of COVID-19 in early 2020 but finished the year significantly higher. That was thanks in part to rapid, robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines at the end of the year.
•	Positive selection in financials, consumer discretionary, health care, and communication services boosted performance. The portfolio’s positions in consumer staples, materials, utilities, and information technology detracted.
•	For the decade ended December 31, 2020, the portfolio produced an average annual return of 11.62%, slightly above that of its benchmark.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisors’ Report
The Equity Income Portfolio returned 3.25% for the 12 months ended December 31, 2020. The portfolio outperformed the 1.16% return of its benchmark, the FTSE High Dividend Yield Index.
The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also provided a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 20, 2021.
Wellington Management Company llp
Portfolio Manager:
W. Michael Reckmeyer, III, CFA,
Senior Managing Director
Investment environment
U.S. equities gained 18.40% over the 12 months ended December 31, 2020, as measured by the Standard & Poor’s 500 Index. After achieving record highs in February, U.S. stocks ended the first quarter sharply lower, as COVID-19 spread rapidly throughout the country. The pandemic caused significant market disruptions and financial damage, and heightened fears of a severe economic downturn.
However, the unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Federal Reserve was the biggest driver of the market’s rebound in the second quarter. In September, the S&P 500 Index declined for the first time in five months on concerns about a resurgence in COVID-19 in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.
During the fourth quarter, U.S. equities rallied, bolstered by better-than-expected third-quarter earnings, economic resilience, substantial monetary support from the Fed, and optimism that vaccines would support a broad reopening of the U.S. economy in 2021. Former Vice President Joe Biden was elected president after a closely contested election, removing a key element of uncertainty for the market.
Our successes and shortfalls
Throughout 2020, our portion of the portfolio benefited from strong stock selection. Our holdings in financials, communication services, and consumer discretionary contributed most to relative performance. This was partially offset by weaker security selection in utilities, information technology, and consumer staples. Sector allocation, a result of our bottom-up selection process, also aided results, because of our overweight positions in consumer discretionary, industrials, and health care.
Top contributors to relative performance included our out-of-benchmark position in Deere and overweight to Home Depot. Not holding benchmark constituents Wells Fargo and AT&T also benefited performance. We also reduced exposure to Exxon Mobil, a large benchmark constituent, and eventually eliminated the position during the period, which aided relative performance.
Individual detractors included our out-of-benchmark position in Suncor Energy, a Canadian oil sands company, and our overweight to Bank of America. Not owning benchmark constituents Qualcomm and Broadcom also weighed on relative results because both stocks posted strong gains over the year.
At the end of 2020, we were most overweighted to the health care, industrial, and real estate sectors and most underweighted to the materials, energy, and information technology sectors.
Our largest new positions during the year included Becton Dickinson, a medical device manufacturer; General Dynamics, a defense contractor with exposure to commercial aerospace; and Morgan Stanley, a diversified financials company with a growing wealth management segment. We also added to our positions in Johnson & Johnson and Procter & Gamble.
Some of our more notable eliminations included Intel, the manufacturer of computer processors; Chevron, a major oil company; and Koninklijke Philips, the Dutch multinational conglomerate with an increasing focus on health care. We trimmed our positions in Home Depot and Deere on the back of strong performance.
The volatility of this past year afforded us the opportunity to upgrade the quality of the portfolio, as companies with strong balance sheets and sustainable dividends sold off on short-term concerns about the COVID-19 pandemic. We remain focused on finding quality dividend-paying companies with superior total-return potential at discounted valuations.
Vanguard Quantitative Equity Group
Portfolio Managers:
James P. Stetler
Binbin Guo, Principal, Head of
Alpha Equity Investments
Investment environment
The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard.
Stocks initially plummeted as infections surged, but they finished the year
2

significantly higher, thanks in part to rapid, robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines as the year drew to a close. The S&P 500 Index returned 18.40% for the 12 months ended December 31, 2020, while the FTSE Global All-Cap ex US Index returned 11.24%.
The broad fixed income markets generated positive returns as many central banks slashed short-term interest rates and expanded or extended asset-purchase programs.
Investment strategy
While it’s important to understand how overall performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific fundamentals, not technical analysis of stock price movements.
We use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding;
consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.
The interaction of these characteristics generates an expected return that seeks to capitalize on investor biases. We then construct our portfolio with the goal of maximizing these expected returns and minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.
Portfolio update
Against this fiscal year’s backdrop, our sentiment, valuation, and management decisions models aided relative performance, while our quality and growth models detracted.
Results lagged the benchmark in eight of 11 industry sectors. Our positions in information technology, utilities, and health care helped relative performance while our positions in consumer staples, industrials, and financials detracted the most.
At the individual stock level, some of the strongest results came from overweights to information technology company Qualcomm, industrials company United Parcel Service, consumer staples company Altria Group, and energy company Schlumberger. An underweight to Occidential Petroleum also added to relative performance.
The greatest shortfalls came from overweighting consumer discretionary company Carnival, consumer staples company Coty, industrials company Copa Holdings, CVR Energy, and communication services company Meredith.
We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations, positive sentiment, and high-quality earnings consistency.
Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company llp	63	1,267	Employs a fundamental approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	34	690	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	3	64	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Equity Income Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,187.34	$1.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.63	1.53
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
4

Equity Income Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Income Portfolio	3.25%	10.45%	11.62%	$30,032
FTSE High Dividend Yield Index	1.16	10.03	11.57	29,894
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240

See Financial Highlights for dividend and capital gains information.
5

Equity Income Portfolio
Portfolio Allocation
As of December 31, 2020
Communication Services	5.7%
Consumer Discretionary	4.2
Consumer Staples	13.7
Energy	4.4
Financials	20.5
Health Care	18.3
Industrials	10.7
Information Technology	10.6
Materials	3.2
Real Estate	1.1
Utilities	7.6
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Equity Income Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (96.1%)
Communication Services (5.5%)
Comcast Corp. Class A	947,917	49,671
Verizon Communications Inc.	698,992	41,066
AT&T Inc.	323,224	9,296
Interpublic Group of Cos. Inc.	169,791	3,994
CenturyLink Inc.	388,591	3,789
Omnicom Group Inc.	47,383	2,955
Telephone and Data Systems Inc.	43,747	812
		111,583
Consumer Discretionary (4.1%)
McDonald's Corp.	109,253	23,444
TJX Cos. Inc.	185,195	12,647
Lowe's Cos. Inc.	64,775	10,397
VF Corp.	112,387	9,599
Home Depot Inc.	29,570	7,854
H&R Block Inc.	213,609	3,388
Whirlpool Corp.	18,505	3,340
Best Buy Co. Inc.	33,447	3,338
Newell Brands Inc.	142,830	3,032
Target Corp.	14,410	2,544
Big Lots Inc.	58,796	2,524
Polaris Inc.	3,541	337
		82,444
Consumer Staples (13.2%)
Procter & Gamble Co.	366,137	50,944
Philip Morris International Inc.	443,820	36,744
Coca-Cola Co.	570,716	31,298
PepsiCo Inc.	177,115	26,266
Mondelez International Inc. Class A	361,974	21,165
Archer-Daniels-Midland Co.	320,622	16,162
Walmart Inc.	103,795	14,962
Kellogg Co.	192,399	11,973
Unilever plc ADR	194,091	11,715
Altria Group Inc.	197,830	8,111
Nestle SA ADR	54,600	6,432
General Mills Inc.	90,322	5,311
Kimberly-Clark Corp.	35,536	4,791
Clorox Co.	22,829	4,610
Conagra Brands Inc.	112,924	4,095
Campbell Soup Co.	75,967	3,673
J M Smucker Co.	29,306	3,388
Nu Skin Enterprises Inc. Class A	25,387	1,387
Weis Markets Inc.	28,916	1,382
Hershey Co.	4,426	674
Spectrum Brands Holdings Inc.	6,049	478
Colgate-Palmolive Co.	5,562	476
SpartanNash Co.	16,062	280
		266,317
	Shares	Market Value• ($000)
Energy (4.2%)
Phillips 66	178,551	12,488
TC Energy Corp.	272,594	11,082
ConocoPhillips	251,577	10,060
Chevron Corp.	102,317	8,641
Pioneer Natural Resources Co.	69,298	7,892
Exxon Mobil Corp.	176,368	7,270
Kinder Morgan Inc.	512,698	7,009
Halliburton Co.	302,682	5,721
Williams Cos. Inc.	199,710	4,004
Schlumberger NV	179,940	3,928
Targa Resources Corp.	120,007	3,166
Devon Energy Corp.	141,918	2,244
Apache Corp.	94,450	1,340
		84,845
Financials (19.7%)
JPMorgan Chase & Co.	540,165	68,639
Bank of America Corp.	1,629,582	49,393
BlackRock Inc.	43,435	31,340
Morgan Stanley	431,799	29,591
Progressive Corp.	296,025	29,271
MetLife Inc.	618,565	29,042
Chubb Ltd.	175,691	27,042
Truist Financial Corp.	407,580	19,535
PNC Financial Services Group Inc.	100,214	14,932
Blackstone Group Inc. Class A	211,384	13,700
Citigroup Inc.	197,248	12,162
Wells Fargo & Co.	258,572	7,804
Travelers Cos. Inc.	44,257	6,212
Aflac Inc.	115,263	5,126
Jefferies Financial Group Inc.	175,741	4,323
FNB Corp.	418,077	3,972
Associated Banc-Corp.	218,522	3,726
Unum Group	156,265	3,585
Virtu Financial Inc. Class A	139,883	3,521
Navient Corp.	356,402	3,500
US Bancorp	70,939	3,305
First American Financial Corp.	51,336	2,650
CNO Financial Group Inc.	100,889	2,243
Fifth Third Bancorp	76,129	2,099
T Rowe Price Group Inc.	13,255	2,007
Regions Financial Corp.	123,085	1,984
MGIC Investment Corp.	133,316	1,673
Old National Bancorp	96,849	1,604
Equitable Holdings Inc.	55,715	1,426
CME Group Inc.	7,575	1,379
Cullen/Frost Bankers Inc.	14,994	1,308
OneMain Holdings Inc.	24,820	1,195
Bank of New York Mellon Corp.	27,973	1,187
Mercury General Corp.	22,615	1,181
First Hawaiian Inc.	42,235	996
Ally Financial Inc.	26,535	946
	Shares	Market Value• ($000)
Columbia Banking System Inc.	23,067	828
PacWest Bancorp	29,898	759
First Financial Bancorp	37,284	653
Hope Bancorp Inc.	54,347	593
State Street Corp.	7,412	539
Valley National Bancorp	46,217	451
Westamerica BanCorp.	6,766	374
M&T Bank Corp.	2,804	357
Prudential Financial Inc.	4,304	336
		398,489
Health Care (17.6%)
Johnson & Johnson	551,225	86,752
Pfizer Inc.	1,341,247	49,371
Eli Lilly and Co.	218,329	36,863
Merck & Co. Inc.	426,929	34,923
Medtronic plc	245,422	28,749
UnitedHealth Group Inc.	71,208	24,971
Becton Dickinson and Co.	73,700	18,441
CVS Health Corp.	211,972	14,478
Roche Holding AG	34,603	12,052
Novartis AG (Registered)	125,075	11,777
AstraZeneca plc ADR	233,790	11,687
AbbVie Inc.	71,121	7,621
Bristol-Myers Squibb Co.	86,981	5,395
Amgen Inc.	19,748	4,540
Cardinal Health Inc.	78,968	4,229
Gilead Sciences Inc.	70,610	4,114
		355,963
Industrials (10.3%)
Lockheed Martin Corp.	89,624	31,815
Raytheon Technologies Corp.	295,259	21,114
Eaton Corp. plc	155,970	18,738
Union Pacific Corp.	87,814	18,285
Caterpillar Inc.	92,348	16,809
Deere & Co.	56,333	15,156
General Dynamics Corp.	99,681	14,834
Honeywell International Inc.	54,526	11,598
3M Co.	53,623	9,373
United Parcel Service Inc. Class B	51,912	8,742
Illinois Tool Works Inc.	34,818	7,099
Trane Technologies plc	48,586	7,053
Johnson Controls International plc	82,000	3,820
Fastenal Co.	77,933	3,805
Steelcase Inc. Class A	277,151	3,755
MSC Industrial Direct Co. Inc. Class A	32,455	2,739
Triton International Ltd.	50,173	2,434
Emerson Electric Co.	26,933	2,165
Cummins Inc.	9,218	2,093
Hubbell Inc. Class B	12,651	1,984
Watsco Inc.	5,026	1,139
7

Equity Income Portfolio
	Shares	Market Value• ($000)
H&E Equipment Services Inc.	33,211	990
ManpowerGroup Inc.	8,300	748
nVent Electric plc	30,999	722
Nielsen Holdings plc	33,063	690
Ryder System Inc.	6,926	428
McGrath RentCorp.	5,532	371
		208,499
Information Technology (10.2%)
Cisco Systems Inc.	1,118,546	50,055
Corning Inc.	575,872	20,731
TE Connectivity Ltd.	159,672	19,332
Automatic Data Processing Inc.	94,703	16,687
KLA Corp.	61,938	16,036
QUALCOMM Inc.	91,611	13,956
Analog Devices Inc.	92,021	13,594
Intel Corp.	265,805	13,242
International Business Machines Corp.	77,744	9,786
Texas Instruments Inc.	57,700	9,470
Broadcom Inc.	13,889	6,081
HP Inc.	239,726	5,895
Seagate Technology plc	42,225	2,625
ManTech International Corp. Class A	29,263	2,603
ADTRAN Inc.	150,035	2,216
Xperi Holding Corp.	105,726	2,210
Avnet Inc.	21,152	743
		205,262
Materials (3.0%)
Celanese Corp. Class A	116,129	15,090
PPG Industries Inc.	101,726	14,671
Linde plc	28,351	7,471
Dow Inc.	109,478	6,076
Corteva Inc.	120,718	4,674
Sensient Technologies Corp.	52,903	3,903
Commercial Metals Co.	167,999	3,451
International Paper Co.	40,020	1,990
RPM International Inc.	16,425	1,491
Cabot Corp.	18,703	839
Worthington Industries Inc.	16,273	835
Air Products and Chemicals Inc.	1,505	411
Scotts Miracle-Gro Co.	1,957	390
		61,292
Real Estate (1.0%)
Crown Castle International Corp.	128,356	20,433
Utilities (7.3%)
Sempra Energy	172,613	21,993
Dominion Energy Inc.	272,560	20,496
Exelon Corp.	460,660	19,449
Duke Energy Corp.	138,600	12,690
		Shares	Market Value• ($000)
	American Electric Power Co. Inc.	145,053	12,079
	Entergy Corp.	84,903	8,477
	Southern Co.	120,658	7,412
	NextEra Energy Inc.	88,264	6,810
	DTE Energy Co.	49,500	6,010
	WEC Energy Group Inc.	52,442	4,826
	AES Corp.	200,396	4,709
	UGI Corp.	124,049	4,337
	CenterPoint Energy Inc.	177,747	3,846
	Evergy Inc.	66,009	3,664
	Hawaiian Electric Industries Inc.	93,346	3,304
	Vistra Corp.	166,829	3,280
	Clearway Energy Inc. Class C	53,646	1,713
	Clearway Energy Inc. Class A	43,041	1,272
	Public Service Enterprise Group Inc.	9,168	534
	NRG Energy Inc.	9,541	358
	OGE Energy Corp.	9,988	318
			147,577
Total Common Stocks (Cost $1,630,000)			1,942,704
Temporary Cash Investments (3.5%)
Money Market Fund (2.8%)
[1]	Vanguard Market Liquidity Fund, 0.111%	574,094	57,409
		Face Amount ($000)
Repurchase Agreement (0.6%)
	BNP Paribas Securities Corp. 0.060%, 1/4/21 (Dated 12/31/20, Repurchase Value $11,300,000, collateralized by Federal Home Loan Mortgage Corp., 3.000%, 6/1/50, Federal National Mortgage Association, 3.000%, 9/1/49, Government National Mortgage Associataion, 2.250%, 7/20/41, U.S.Treasury Note/Bond, 0.375%–7.875%, 2/15/21–5/15/30 and U.S. Treasury Bill, 0.000%, 10/7/21–11/4/21, with a value of $11,526,000)	11,300	11,300
		Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.1%)
[2]	U.S. Cash Management Bill, 0.083%, 3/30/21	200	200
[2]	U.S. Treasury Bill, 0.097%, 1/5/21	770	770
[2]	U.S. Treasury Bill, 0.096%, 1/28/21	1,300	1,300
			2,270
Total Temporary Cash Investments (Cost $70,979)			70,979
Total Investments (99.6%) (Cost $1,700,979)			2,013,683
Other Assets and Liabilities—Net (0.4%)			7,754
Net Assets (100%)			2,021,437
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Securities with a value of $2,171,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
8

Equity Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2021	322	60,356	1,382

See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Income Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,643,570)	1,956,274
Affiliated Issuers (Cost $57,409)	57,409
Total Investments in Securities	2,013,683
Investment in Vanguard	76
Cash	7
Cash Collateral Pledged—Futures Contracts	1,518
Receivables for Accrued Income	3,243
Receivables for Capital Shares Issued	6,838
Variation Margin Receivable—Futures Contracts	409
Total Assets	2,025,774
Liabilities
Payables for Investment Securities Purchased	5
Payables to Investment Advisor	350
Payables for Capital Shares Redeemed	3,732
Payables to Vanguard	250
Total Liabilities	4,337
Net Assets	2,021,437
At December 31, 2020, net assets consisted of:

Paid-in Capital	1,621,874
Total Distributable Earnings (Loss)	399,563
Net Assets	2,021,437

Net Assets
Applicable to 87,632,632 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,021,437
Net Asset Value Per Share	$23.07

See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Income Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends[1]	54,525
Interest[2]	436
Securities Lending—Net	23
Total Income	54,984
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,621
Performance Adjustment	186
The Vanguard Group—Note C
Management and Administrative	3,221
Marketing and Distribution	182
Custodian Fees	25
Auditing Fees	31
Shareholders' Reports	17
Trustees’ Fees and Expenses	2
Total Expenses	5,285
Net Investment Income	49,699
Realized Net Gain (Loss)
Investment Securities Sold[2]	31,053
Futures Contracts	10,726
Foreign Currencies	5
Realized Net Gain (Loss)	41,784
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(18,093)
Futures Contracts	369
Foreign Currencies	45
Change in Unrealized Appreciation (Depreciation)	(17,679)
Net Increase (Decrease) in Net Assets Resulting from Operations	73,804
1	Dividends are net of foreign withholding taxes of $355,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $322,000, $6,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,699	44,674
Realized Net Gain (Loss)	41,784	57,154
Change in Unrealized Appreciation (Depreciation)	(17,679)	247,398
Net Increase (Decrease) in Net Assets Resulting from Operations	73,804	349,226
Distributions[1]
Total Distributions	(106,167)	(135,143)
Capital Share Transactions
Issued	395,902	355,641
Issued in Lieu of Cash Distributions	106,167	135,143
Redeemed	(282,471)	(244,176)
Net Increase (Decrease) from Capital Share Transactions	219,598	246,608
Total Increase (Decrease)	187,235	460,691
Net Assets
Beginning of Period	1,834,202	1,373,511
End of Period	2,021,437	1,834,202
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Income Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.17	$21.24	$24.64	$22.10	$21.22
Investment Operations
Net Investment Income	.595[1]	.619[1]	.620[1]	.582[1]	.568
Net Realized and Unrealized Gain (Loss) on Investments	(.305)	4.319	(1.977)	3.275	2.361
Total from Investment Operations	.290	4.938	(1.357)	3.857	2.929
Distributions
Dividends from Net Investment Income	(.618)	(.586)	(.562)	(.583)	(.583)
Distributions from Realized Capital Gains	(.772)	(1.422)	(1.481)	(.734)	(1.466)
Total Distributions	(1.390)	(2.008)	(2.043)	(1.317)	(2.049)
Net Asset Value, End of Period	$23.07	$24.17	$21.24	$24.64	$22.10
Total Return	3.25%	24.43%	-5.96%	18.25%	15.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,021	$1,834	$1,374	$1,372	$1,172
Ratio of Total Expenses to Average Net Assets[2]	0.30%	0.30%	0.29%	0.31%	0.30%
Ratio of Net Investment Income to Average Net Assets	2.86%	2.76%	2.69%	2.56%	2.89%
Portfolio Turnover Rate	40%	33%	36%	38%	32%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.00%), (0.00%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.
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Equity Income Portfolio
Notes to Financial Statements
The Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of
13

Equity Income Portfolio
the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
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Equity Income Portfolio
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the FTSE High Dividend Yield Index for the preceding three years.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $521,000 for the year ended December 31, 2020.
For the year ended December 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $186,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $76,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,918,875	23,829	—	1,942,704
Temporary Cash Investments	57,409	13,570	—	70,979
Total	1,976,284	37,399	—	2,013,683
Derivative Financial Instruments
Assets
Futures Contracts[1]	409	—	—	409
1	Represents variation margin on the last day of the reporting period.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
15

Equity Income Portfolio
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	44,782
Undistributed Long-Term Gains	43,419
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	311,362
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	47,225	43,462
Long-Term Capital Gains	58,942	91,681
Total	106,167	135,143
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,702,374
Gross Unrealized Appreciation	376,617
Gross Unrealized Depreciation	(65,308)
Net Unrealized Appreciation (Depreciation)	311,309
F.	During the year ended December 31, 2020, the portfolio purchased $839,034,000 of investment securities and sold $663,556,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	19,269	15,838
Issued in Lieu of Cash Distributions	6,241	6,289
Redeemed	(13,762)	(10,907)
Net Increase (Decrease) in Shares Outstanding	11,748	11,220
At December 31, 2020, two shareholders (insurance company separate accounts whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each a record or beneficial owner of at least 25% or more of the portfolio’s net assets, with a combined ownership of 68%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs or lead to the realization of taxable gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Income Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Special 2020 tax information (unaudited) for corporate shareholders only for Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $58,942,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
18

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690EQUC 022021

Annual Report  |  December 31, 2020
Vanguard Variable Insurance Funds
Equity Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Equity Index Portfolio of Vanguard Variable Insurance Funds returned 18.20%, in line with the 18.40% return of its benchmark, the Standard & Poor’s 500 Index, after factoring in the portfolio’s expenses.
•	Stocks initially plummeted after the emergence of COVID-19 in early 2020 but finished the year significantly higher. That was thanks in part to rapid, robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines at the end of the year.
•	The portfolio benefited most from its holdings in the information technology, consumer discretionary, and communication services sectors.
•	The portfolio recorded an average annual return of 13.72% for the 10 years ended December 31, 2020, in line with its benchmark average of 13.88%.
•	Please note that the portfolio returns in Vanguard Variable Insurance Funds are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.”
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2020
Equity Index Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,220.70	$0.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.43	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
2

Equity Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Index Portfolio	18.20%	15.05%	13.72%	$36,173
S&P 500 Index	18.40	15.22	13.88	36,700
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240
See Financial Highlights for dividend and capital gains information.
3

Equity Index Portfolio
Portfolio Allocation
As of December 31, 2020
Communication Services	10.8%
Consumer Discretionary	12.7
Consumer Staples	6.5
Energy	2.3
Financials	10.4
Health Care	13.5
Industrials	8.4
Information Technology	27.6
Materials	2.6
Real Estate	2.4
Utilities	2.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Equity Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.2%)
Communication Services (10.7%)
*	Facebook Inc. Class A	569,523	155,571
*	Alphabet Inc. Class A	71,190	124,770
*	Alphabet Inc. Class C	68,805	120,538
*	Walt Disney Co.	428,905	77,709
	Verizon Communications Inc.	980,245	57,589
	Comcast Corp. Class A	1,081,583	56,675
*	Netflix Inc.	104,667	56,597
	AT&T Inc.	1,688,130	48,550
*	Charter Communications Inc. Class A	34,558	22,862
*	T-Mobile US Inc.	138,160	18,631
	Activision Blizzard Inc.	183,122	17,003
*	Twitter Inc.	188,469	10,206
	Electronic Arts Inc.	68,737	9,871
*	Take-Two Interactive Software Inc.	27,287	5,670
	ViacomCBS Inc. Class B	133,671	4,980
	Omnicom Group Inc.	50,864	3,172
*	Live Nation Entertainment Inc.	33,831	2,486
	Fox Corp. Class A	79,734	2,322
	CenturyLink Inc.	233,626	2,278
	Interpublic Group of Cos. Inc.	92,293	2,171
*	Discovery Inc. Class C	73,650	1,929
*	DISH Network Corp. Class A	58,505	1,892
	News Corp. Class A	101,368	1,821
*	Discovery Inc. Class A	37,558	1,130
	Fox Corp. Class B	36,732	1,061
	News Corp. Class B	19,941	354
			807,838
Consumer Discretionary (12.6%)
*	Amazon.com Inc.	101,039	329,077
*	Tesla Inc.	179,655	126,777
	Home Depot Inc.	255,064	67,750
	NIKE Inc. Class B	297,290	42,058
	McDonald's Corp.	176,542	37,882
	Starbucks Corp.	278,100	29,751
	Lowe's Cos. Inc.	173,606	27,866
*	Booking Holdings Inc.	9,703	21,611
	Target Corp.	118,630	20,942
	TJX Cos. Inc.	284,490	19,428
	General Motors Co.	298,371	12,424
	Dollar General Corp.	58,042	12,206
	Ross Stores Inc.	84,366	10,361
*	Chipotle Mexican Grill Inc. Class A	6,632	9,197
	Aptiv plc	64,004	8,339
	Marriott International Inc. Class A	63,039	8,316
	Ford Motor Co.	926,125	8,141
	eBay Inc.	155,226	7,800
*	O'Reilly Automotive Inc.	17,173	7,772
	Yum! Brands Inc.	71,514	7,764
	Hilton Worldwide Holdings Inc.	65,784	7,319
*	AutoZone Inc.	5,496	6,515
	VF Corp.	75,840	6,478
*	Dollar Tree Inc.	55,776	6,026
	Best Buy Co. Inc.	54,669	5,455
	DR Horton Inc.	78,659	5,421
*	Etsy Inc.	29,911	5,321
	Lennar Corp. Class A	64,457	4,914
	Las Vegas Sands Corp.	77,709	4,631
		Shares	Market Value• ($000)
	Expedia Group Inc.	32,163	4,258
	Garmin Ltd.	35,291	4,223
	Tractor Supply Co.	27,563	3,875
*	Ulta Beauty Inc.	13,330	3,828
	Carnival Corp.	175,960	3,811
	Darden Restaurants Inc.	30,805	3,670
*	CarMax Inc.	38,823	3,667
	Domino's Pizza Inc.	9,322	3,575
	Pool Corp.	9,501	3,539
	Genuine Parts Co.	34,133	3,428
*	NVR Inc.	830	3,386
	Tiffany & Co.	25,565	3,361
	Royal Caribbean Cruises Ltd.	44,056	3,291
	MGM Resorts International	96,998	3,056
	Hasbro Inc.	30,152	2,820
	PulteGroup Inc.	63,432	2,735
	Whirlpool Corp.	14,798	2,671
	Wynn Resorts Ltd.	22,971	2,592
	Advance Auto Parts Inc.	16,054	2,529
*	LKQ Corp.	66,245	2,334
	BorgWarner Inc.	57,846	2,235
	L Brands Inc.	55,273	2,056
	Tapestry Inc.	65,638	2,040
*	Mohawk Industries Inc.	14,150	1,994
*	Norwegian Cruise Line Holdings Ltd.	74,681	1,899
	Newell Brands Inc.	89,348	1,897
	PVH Corp.	16,822	1,579
	Leggett & Platt Inc.	31,354	1,389
	Hanesbrands Inc.	82,421	1,202
	Ralph Lauren Corp. Class A	11,411	1,184
	Gap Inc.	48,678	983
*	Under Armour Inc. Class A	44,811	769
*	Under Armour Inc. Class C	45,820	682
	Lennar Corp. Class B	1,028	63
			954,163
Consumer Staples (6.5%)
	Procter & Gamble Co.	587,340	81,722
	Coca-Cola Co.	916,280	50,249
	PepsiCo Inc.	327,377	48,550
	Walmart Inc.	328,391	47,338
	Costco Wholesale Corp.	104,525	39,383
	Philip Morris International Inc.	368,951	30,545
	Mondelez International Inc. Class A	338,770	19,808
	Altria Group Inc.	440,387	18,056
	Colgate-Palmolive Co.	203,008	17,359
	Estee Lauder Cos. Inc. Class A	53,660	14,284
	Kimberly-Clark Corp.	80,583	10,865
	Sysco Corp.	120,718	8,965
	Constellation Brands Inc. Class A	40,173	8,800
	General Mills Inc.	144,880	8,519
*	Monster Beverage Corp.	87,597	8,101
	Walgreens Boots Alliance Inc.	170,410	6,796
	Archer-Daniels-Midland Co.	131,938	6,651
	Clorox Co.	29,896	6,037
	Kroger Co.	183,683	5,834
	McCormick & Co. Inc. (Non-Voting)	58,999	5,640
	Kraft Heinz Co.	153,736	5,328
	Hershey Co.	34,905	5,317
	Church & Dwight Co. Inc.	58,954	5,143
5

Equity Index Portfolio
		Shares	Market Value• ($000)
	Tyson Foods Inc. Class A	69,589	4,484
	Conagra Brands Inc.	115,583	4,191
	Kellogg Co.	60,181	3,745
	Brown-Forman Corp. Class B	43,184	3,430
	J M Smucker Co.	26,994	3,121
	Hormel Foods Corp.	66,428	3,096
	Lamb Weston Holdings Inc.	34,625	2,726
	Campbell Soup Co.	47,918	2,317
	Molson Coors Beverage Co. Class B	44,512	2,011
			488,411
Energy (2.2%)
	Exxon Mobil Corp.	1,001,678	41,289
	Chevron Corp.	456,049	38,513
	ConocoPhillips	253,049	10,119
	Phillips 66	103,573	7,244
	Schlumberger NV	330,098	7,206
	EOG Resources Inc.	138,325	6,898
	Marathon Petroleum Corp.	154,318	6,383
	Kinder Morgan Inc.	461,690	6,311
	Williams Cos. Inc.	287,853	5,771
	Valero Energy Corp.	96,757	5,474
	Pioneer Natural Resources Co.	38,903	4,431
	ONEOK Inc.	105,148	4,036
	Halliburton Co.	209,182	3,954
	Occidental Petroleum Corp.	198,301	3,433
	Hess Corp.	64,667	3,414
	Baker Hughes Co. Class A	162,286	3,384
	Concho Resources Inc.	46,451	2,710
	Diamondback Energy Inc.	37,381	1,809
	Cabot Oil & Gas Corp.	94,309	1,535
	Devon Energy Corp.	90,528	1,431
	Apache Corp.	89,324	1,267
	National Oilwell Varco Inc.	91,910	1,262
	Marathon Oil Corp.	186,801	1,246
	TechnipFMC plc	99,536	936
	HollyFrontier Corp.	35,618	921
			170,977
Financials (10.4%)
*	Berkshire Hathaway Inc. Class B	429,515	99,592
	JPMorgan Chase & Co.	722,129	91,761
	Bank of America Corp.	1,803,394	54,661
	Citigroup Inc.	493,235	30,413
	Wells Fargo & Co.	979,489	29,561
	BlackRock Inc.	33,598	24,242
	Morgan Stanley	338,557	23,201
	Goldman Sachs Group Inc.	81,499	21,492
	Charles Schwab Corp.	353,373	18,743
	S&P Global Inc.	56,986	18,733
	American Express Co.	154,511	18,682
	Chubb Ltd.	106,923	16,458
	CME Group Inc.	85,040	15,482
	Intercontinental Exchange Inc.	132,951	15,328
	Truist Financial Corp.	319,412	15,309
	US Bancorp	324,807	15,133
	PNC Financial Services Group Inc.	100,387	14,958
	Marsh & McLennan Cos. Inc.	120,157	14,058
	Progressive Corp.	138,721	13,717
	Aon plc Class A	54,167	11,444
	Moody's Corp.	38,260	11,105
	Capital One Financial Corp.	108,353	10,711
	MSCI Inc. Class A	19,645	8,772
	MetLife Inc.	181,293	8,512
	Travelers Cos. Inc.	60,035	8,427
	Bank of New York Mellon Corp.	193,205	8,200
	T. Rowe Price Group Inc.	53,666	8,124
	Allstate Corp.	72,074	7,923
	American International Group Inc.	204,222	7,732
	Prudential Financial Inc.	93,880	7,329
		Shares	Market Value• ($000)
*	Berkshire Hathaway Inc. Class A	21	7,304
	Aflac Inc.	154,885	6,889
	Discover Financial Services	72,680	6,580
	Willis Towers Watson plc	30,568	6,440
	State Street Corp.	83,670	6,090
	First Republic Bank	41,235	6,059
	Arthur J Gallagher & Co.	45,616	5,643
	Ameriprise Financial Inc.	27,989	5,439
	MarketAxess Holdings Inc.	8,981	5,124
*	SVB Financial Group	12,295	4,768
	Fifth Third Bancorp	169,101	4,662
	Northern Trust Corp.	49,234	4,586
	Synchrony Financial	128,432	4,458
	Hartford Financial Services Group Inc.	84,775	4,152
	M&T Bank Corp.	30,354	3,864
	KeyCorp	231,034	3,791
	Regions Financial Corp.	227,240	3,663
	Citizens Financial Group Inc.	101,467	3,628
	Nasdaq Inc.	27,160	3,605
	Cincinnati Financial Corp.	35,402	3,093
	Huntington Bancshares Inc.	240,706	3,040
	Principal Financial Group Inc.	60,449	2,999
	Raymond James Financial Inc.	28,828	2,758
	Loews Corp.	55,272	2,488
	Cboe Global Markets Inc.	25,557	2,380
	Everest Re Group Ltd.	9,455	2,213
	W R Berkley Corp.	33,308	2,212
	Globe Life Inc.	22,779	2,163
	Lincoln National Corp.	42,980	2,162
	Assurant Inc.	14,033	1,912
	Comerica Inc.	32,912	1,838
	Zions Bancorp NA	38,808	1,686
	Franklin Resources Inc.	64,714	1,617
	Invesco Ltd.	89,101	1,553
	People's United Financial Inc.	100,530	1,300
	Unum Group	48,182	1,105
			783,067
Health Care (13.4%)
	Johnson & Johnson	623,658	98,151
	UnitedHealth Group Inc.	224,787	78,828
	Merck & Co. Inc.	599,377	49,029
	Pfizer Inc.	1,316,842	48,473
	Abbott Laboratories	419,888	45,974
	AbbVie Inc.	418,256	44,816
	Thermo Fisher Scientific Inc.	93,893	43,733
	Medtronic plc	318,892	37,355
	Danaher Corp.	149,780	33,272
	Bristol-Myers Squibb Co.	535,378	33,209
	Eli Lilly & Co.	188,095	31,758
	Amgen Inc.	137,922	31,711
*	Intuitive Surgical Inc.	27,853	22,787
	CVS Health Corp.	310,108	21,180
	Stryker Corp.	77,463	18,982
	Anthem Inc.	58,926	18,921
	Zoetis Inc.	112,604	18,636
	Cigna Corp.	85,598	17,820
	Gilead Sciences Inc.	296,984	17,302
	Becton Dickinson & Co.	68,714	17,194
*	Vertex Pharmaceuticals Inc.	61,614	14,562
*	Edwards Lifesciences Corp.	147,674	13,472
	Humana Inc.	31,359	12,866
*	Illumina Inc.	34,591	12,799
*	Boston Scientific Corp.	339,328	12,199
*	Regeneron Pharmaceuticals Inc.	24,843	12,002
	HCA Healthcare Inc.	62,541	10,285
*	IDEXX Laboratories Inc.	20,211	10,103
	Baxter International Inc.	121,042	9,712
*	Align Technology Inc.	17,005	9,087
*	Biogen Inc.	36,467	8,929

6

Equity Index Portfolio
		Shares	Market Value• ($000)
	Agilent Technologies Inc.	72,522	8,593
*	DexCom Inc.	22,762	8,416
*	Centene Corp.	137,425	8,250
*	IQVIA Holdings Inc.	45,444	8,142
*	Alexion Pharmaceuticals Inc.	51,873	8,105
	Zimmer Biomet Holdings Inc.	49,139	7,572
	ResMed Inc.	34,355	7,302
	McKesson Corp.	38,075	6,622
*	Mettler-Toledo International Inc.	5,643	6,431
	Cerner Corp.	72,732	5,708
*	Viatris Inc.	285,398	5,348
	West Pharmaceutical Services Inc.	17,544	4,970
*	Laboratory Corp. of America Holdings	23,044	4,691
	Teleflex Inc.	11,018	4,535
*	Hologic Inc.	60,807	4,429
	Cooper Cos. Inc.	11,603	4,216
*	Catalent Inc.	38,968	4,055
*	Incyte Corp.	44,045	3,831
	STERIS plc	20,187	3,826
	PerkinElmer Inc.	26,493	3,802
	Quest Diagnostics Inc.	31,885	3,800
*	Varian Medical Systems Inc.	21,613	3,782
	Cardinal Health Inc.	69,425	3,718
*	Waters Corp.	14,680	3,632
*	ABIOMED Inc.	10,692	3,466
	AmerisourceBergen Corp. Class A	34,796	3,402
*	Bio-Rad Laboratories Inc. Class A	5,093	2,969
	DENTSPLY SIRONA Inc.	51,710	2,708
	Universal Health Services Inc. Class B	18,390	2,529
*	Henry Schein Inc.	33,781	2,259
*	DaVita Inc.	17,489	2,053
	Perrigo Co. plc	32,294	1,444
			1,009,753
Industrials (8.3%)
	Honeywell International Inc.	166,237	35,359
	Union Pacific Corp.	159,641	33,240
	United Parcel Service Inc. Class B	169,425	28,531
	Boeing Co.	125,722	26,912
	Raytheon Technologies Corp.	359,780	25,728
	3M Co.	136,656	23,886
	Caterpillar Inc.	128,694	23,425
	General Electric Co.	2,075,376	22,414
	Lockheed Martin Corp.	58,321	20,703
	Deere & Co.	74,232	19,972
	CSX Corp.	181,188	16,443
	FedEx Corp.	57,228	14,858
	Norfolk Southern Corp.	60,176	14,298
	Illinois Tool Works Inc.	68,218	13,908
	Emerson Electric Co.	141,672	11,386
	Eaton Corp. plc	94,428	11,345
	Northrop Grumman Corp.	36,732	11,193
	Waste Management Inc.	92,107	10,862
	Roper Technologies Inc.	24,849	10,712
	L3Harris Technologies Inc.	49,790	9,411
	Parker-Hannifin Corp.	30,528	8,316
	Trane Technologies plc	56,914	8,262
	General Dynamics Corp.	55,093	8,199
	Verisk Analytics Inc. Class A	38,538	8,000
	Johnson Controls International plc	171,583	7,994
*	TransDigm Group Inc.	12,904	7,986
	Cummins Inc.	35,083	7,967
	IHS Markit Ltd.	88,344	7,936
	Cintas Corp.	20,836	7,365
	Carrier Global Corp.	193,129	7,285
	PACCAR Inc.	82,135	7,087
	Rockwell Automation Inc.	27,546	6,909
	Stanley Black & Decker Inc.	37,989	6,783
	Fastenal Co.	136,131	6,647
	AMETEK Inc.	54,554	6,598
		Shares	Market Value• ($000)
	Southwest Airlines Co.	139,969	6,524
	Otis Worldwide Corp.	96,564	6,523
*	Copart Inc.	49,284	6,271
	Delta Air Lines Inc.	151,251	6,082
	Fortive Corp.	79,988	5,665
	Equifax Inc.	28,856	5,565
	Republic Services Inc. Class A	49,761	4,792
	Kansas City Southern	22,221	4,536
	Old Dominion Freight Line Inc.	22,839	4,458
	WW Grainger Inc.	10,667	4,356
	Xylem Inc.	42,643	4,341
	Dover Corp.	34,095	4,304
*	Ingersoll Rand Inc.	87,945	4,007
*	United Rentals Inc.	17,068	3,958
	Expeditors International of Washington Inc.	40,047	3,809
	IDEX Corp.	17,911	3,568
*	Teledyne Technologies Inc.	8,726	3,420
	Masco Corp.	61,908	3,401
	Jacobs Engineering Group Inc.	30,668	3,342
	Westinghouse Air Brake Technologies Corp.	42,328	3,098
	CH Robinson Worldwide Inc.	32,321	3,034
*	United Airlines Holdings Inc.	69,241	2,995
	Fortune Brands Home & Security Inc.	32,869	2,818
	JB Hunt Transport Services Inc.	19,754	2,699
	Howmet Aerospace Inc.	92,332	2,635
	Textron Inc.	54,152	2,617
	Allegion plc	21,775	2,534
	Quanta Services Inc.	32,855	2,366
	American Airlines Group Inc.	144,510	2,279
	Snap-on Inc.	12,828	2,195
	Pentair plc	39,359	2,090
	Rollins Inc.	52,342	2,045
	Nielsen Holdings plc	84,465	1,763
	A O Smith Corp.	32,041	1,756
	Robert Half International Inc.	26,970	1,685
	Huntington Ingalls Industries Inc.	9,581	1,633
	Alaska Air Group Inc.	29,257	1,521
	Flowserve Corp.	30,750	1,133
			629,738
Information Technology (27.4%)
	Apple Inc.	3,786,235	502,396
	Microsoft Corp.	1,791,147	398,387
	Visa Inc. Class A	401,711	87,866
	NVIDIA Corp.	146,642	76,576
	Mastercard Inc. Class A	208,413	74,391
*	PayPal Holdings Inc.	277,583	65,010
*	Adobe Inc.	113,651	56,839
	Intel Corp.	970,812	48,366
*	salesforce.com Inc.	216,777	48,239
	Cisco Systems Inc.	1,001,111	44,800
	Broadcom Inc.	95,823	41,956
	QUALCOMM Inc.	267,925	40,816
	Accenture plc Class A	150,091	39,205
	Texas Instruments Inc.	217,416	35,685
	Oracle Corp.	449,396	29,071
	International Business Machines Corp.	211,111	26,575
*	Advanced Micro Devices Inc.	284,933	26,131
*	ServiceNow Inc.	46,224	25,443
	Intuit Inc.	62,253	23,647
	Fidelity National Information Services Inc.	147,010	20,796
*	Micron Technology Inc.	263,717	19,826
	Applied Materials Inc.	216,345	18,671
	Automatic Data Processing Inc.	101,600	17,902
	Lam Research Corp.	34,116	16,112
*	Autodesk Inc.	52,097	15,907
*	Fiserv Inc.	136,217	15,510
	Global Payments Inc.	70,927	15,279
	Analog Devices Inc.	87,531	12,931
	Cognizant Technology Solutions Corp. Class A	126,679	10,381

7

Equity Index Portfolio
		Shares	Market Value• ($000)
	KLA Corp.	36,699	9,502
	TE Connectivity Ltd.	78,383	9,490
*	Synopsys Inc.	36,175	9,378
	Amphenol Corp. Class A	70,902	9,272
*	Cadence Design Systems Inc.	66,110	9,019
	Microchip Technology Inc.	61,711	8,523
	Xilinx Inc.	58,096	8,236
	HP Inc.	325,571	8,006
*	ANSYS Inc.	20,361	7,407
	Paychex Inc.	75,853	7,068
	Motorola Solutions Inc.	40,199	6,836
	Corning Inc.	181,173	6,522
	Skyworks Solutions Inc.	39,395	6,023
*	Keysight Technologies Inc.	43,957	5,806
	Maxim Integrated Products Inc.	63,244	5,607
*	FleetCor Technologies Inc.	19,786	5,398
*	Paycom Software Inc.	11,590	5,242
*	VeriSign Inc.	23,757	5,141
*	Zebra Technologies Corp. Class A	12,654	4,863
*	Fortinet Inc.	31,879	4,735
	Teradyne Inc.	39,290	4,711
*	Qorvo Inc.	26,986	4,487
	CDW Corp.	33,945	4,474
	Broadridge Financial Solutions Inc.	27,355	4,191
*	Tyler Technologies Inc.	9,542	4,165
*	Akamai Technologies Inc.	38,516	4,044
	Western Digital Corp.	71,982	3,987
	Citrix Systems Inc.	29,131	3,790
*	Arista Networks Inc.	12,890	3,745
	Hewlett Packard Enterprise Co.	304,491	3,608
	NetApp Inc.	52,853	3,501
*	Gartner Inc.	21,125	3,384
	Leidos Holdings Inc.	31,652	3,327
	Seagate Technology plc	52,885	3,287
	Jack Henry & Associates Inc.	18,056	2,925
	NortonLifeLock Inc.	140,036	2,910
*	F5 Networks Inc.	14,576	2,565
	Western Union Co.	97,271	2,134
*	IPG Photonics Corp.	8,450	1,891
	Juniper Networks Inc.	78,030	1,756
	DXC Technology Co.	60,199	1,550
	FLIR Systems Inc.	31,031	1,360
*	Vontier Corp.	31,872	1,065
	Xerox Holdings Corp.	39,430	914
			2,070,559
Materials (2.6%)
	Linde plc	124,340	32,765
	Air Products and Chemicals Inc.	52,364	14,307
	Sherwin-Williams Co.	19,366	14,232
	Ecolab Inc.	58,835	12,730
	DuPont de Nemours Inc.	173,848	12,362
	Newmont Corp.	190,338	11,399
	Dow Inc.	175,765	9,755
	Freeport-McMoRan Inc.	344,338	8,960
	PPG Industries Inc.	55,985	8,074
	Ball Corp.	77,541	7,225
	Corteva Inc.	176,636	6,839
	LyondellBasell Industries NV Class A	60,998	5,591
	Vulcan Materials Co.	31,451	4,665
	International Paper Co.	93,292	4,638
	Amcor plc	371,068	4,367
	Martin Marietta Materials Inc.	14,733	4,184
	Nucor Corp.	71,439	3,800
	Albemarle Corp.	25,188	3,716
	Celanese Corp. Class A	27,658	3,594
	FMC Corp.	30,700	3,528
	Eastman Chemical Co.	32,053	3,214
	Packaging Corp. of America	22,432	3,094
	Avery Dennison Corp.	19,734	3,061
		Shares	Market Value• ($000)
[1]	International Flavors & Fragrances Inc.	25,299	2,754
	Westrock Co.	62,290	2,712
	CF Industries Holdings Inc.	50,616	1,959
	Mosaic Co.	81,619	1,878
	Sealed Air Corp.	36,703	1,681
			197,084
Real Estate (2.4%)
	American Tower Corp.	105,243	23,623
	Prologis Inc.	175,141	17,455
	Crown Castle International Corp.	102,187	16,267
	Equinix Inc.	21,111	15,077
	Digital Realty Trust Inc.	66,394	9,263
	Public Storage	36,050	8,325
	SBA Communications Corp. Class A	26,343	7,432
	Simon Property Group Inc.	77,754	6,631
	Welltower Inc.	98,969	6,395
	Weyerhaeuser Co.	177,044	5,936
	AvalonBay Communities Inc.	33,124	5,314
	Alexandria Real Estate Equities Inc.	29,296	5,221
	Realty Income Corp.	83,218	5,174
*	CBRE Group Inc. Class A	79,597	4,992
	Equity Residential	81,285	4,819
	Ventas Inc.	88,624	4,346
	Healthpeak Properties Inc.	127,387	3,851
	Essex Property Trust Inc.	15,428	3,663
	Extra Space Storage Inc.	30,577	3,543
	Duke Realty Corp.	88,004	3,518
	Mid-America Apartment Communities Inc.	27,060	3,428
	Boston Properties Inc.	33,515	3,168
	UDR Inc.	69,679	2,678
	Host Hotels & Resorts Inc.	166,884	2,441
	Iron Mountain Inc.	68,186	2,010
	Regency Centers Corp.	37,340	1,702
	Kimco Realty Corp.	102,337	1,536
	Federal Realty Investment Trust	16,290	1,387
	Vornado Realty Trust	37,113	1,386
	SL Green Realty Corp.	17,173	1,023
			181,604
Utilities (2.7%)
	NextEra Energy Inc.	464,072	35,803
	Duke Energy Corp.	174,326	15,961
	Southern Co.	250,232	15,372
	Dominion Energy Inc.	193,232	14,531
	American Electric Power Co. Inc.	117,618	9,794
	Exelon Corp.	231,163	9,760
	Sempra Energy	68,366	8,710
	Xcel Energy Inc.	124,541	8,303
	Eversource Energy	81,284	7,032
	Public Service Enterprise Group Inc.	119,941	6,992
	WEC Energy Group Inc.	74,793	6,883
	American Water Works Co. Inc.	42,987	6,597
	Consolidated Edison Inc.	81,151	5,865
	Edison International	89,794	5,641
	DTE Energy Co.	45,921	5,575
	PPL Corp.	182,458	5,145
	Entergy Corp.	47,375	4,730
	Ameren Corp.	58,489	4,566
	CMS Energy Corp.	67,747	4,133
	FirstEnergy Corp.	128,376	3,930
	AES Corp.	157,365	3,698
	Alliant Energy Corp.	59,089	3,045
	Evergy Inc.	53,667	2,979
	Atmos Energy Corp.	29,790	2,843
	CenterPoint Energy Inc.	128,908	2,790
	NRG Energy Inc.	57,782	2,170
	Pinnacle West Capital Corp.	26,641	2,130

8

Equity Index Portfolio
		Shares	Market Value• ($000)
	NiSource Inc.	90,678	2,080
			207,058
Total Common Stocks (Cost $4,036,605)			7,500,252
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[2,3]	Vanguard Market Liquidity Fund, 0.111%	486,636	48,663
		Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
[4]	United States Treasury Bill, 0.097%, 1/5/21	1,470	1,470
[4]	United States Treasury Bill, 0.095%, 1/28/21	1,002	1,002
			2,472
Total Temporary Cash Investments (Cost $51,135)			51,135
Total Investments (99.9%) (Cost $4,087,740)			7,551,387
Other Assets and Liabilities—Net (0.1%)			3,977
Net Assets (100%)			7,555,364
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,645,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $2,770,000 was received for securities on loan.
4	Securities with a value of $2,472,000 have been segregated as initial margin for open futures contracts.
9

Equity Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2021	293	54,920	1,251
See accompanying Notes, which are an integral part of the Financial Statements.
10

Equity Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,039,077)	7,502,724
Affiliated Issuers (Cost $48,663)	48,663
Total Investments in Securities	7,551,387
Investment in Vanguard	286
Cash Collateral Pledged—Futures Contracts	677
Receivables for Accrued Income	5,572
Receivables for Capital Shares Issued	806
Variation Margin Receivable—Futures Contracts	350
Total Assets	7,559,078
Liabilities
Due to Custodian	11
Payables for Investment Securities Purchased	3
Collateral for Securities on Loan	2,770
Payables for Capital Shares Redeemed	362
Payables to Vanguard	568
Total Liabilities	3,714
Net Assets	7,555,364
At December 31, 2020, net assets consisted of:

Paid-in Capital	3,678,282
Total Distributable Earnings (Loss)	3,877,082
Net Assets	7,555,364

Net Assets
Applicable to 140,527,793 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,555,364
Net Asset Value Per Share	$53.76
11

Equity Index Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends	121,672
Interest[1]	163
Securities Lending—Net	116
Total Income	121,951
Expenses
The Vanguard Group—Note B
Investment Advisory Services	978
Management and Administrative	7,409
Marketing and Distribution	576
Custodian Fees	50
Auditing Fees	72
Shareholders’ Reports	42
Trustees’ Fees and Expenses	4
Total Expenses	9,131
Net Investment Income	112,820
Realized Net Gain (Loss)
Investment Securities Sold[1]	302,910
Futures Contracts	8,611
Realized Net Gain (Loss)	311,521
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	748,174
Futures Contracts	655
Change in Unrealized Appreciation (Depreciation)	748,829
Net Increase (Decrease) in Net Assets Resulting from Operations	1,173,170
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $150,000, ($22,000), and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.
12

Equity Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,820	107,281
Realized Net Gain (Loss)	311,521	132,104
Change in Unrealized Appreciation (Depreciation)	748,829	1,295,996
Net Increase (Decrease) in Net Assets Resulting from Operations	1,173,170	1,535,381
Distributions[1]
Total Distributions	(242,631)	(247,426)
Capital Share Transactions
Issued	996,555	584,985
Issued in Lieu of Cash Distributions	242,631	247,426
Redeemed	(1,072,379)	(596,018)
Net Increase (Decrease) from Capital Share Transactions	166,807	236,393
Total Increase (Decrease)	1,097,346	1,524,348
Net Assets
Beginning of Period	6,458,018	4,933,670
End of Period	7,555,364	6,458,018
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
13

Equity Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$47.70	$38.03	$41.17	$35.63	$33.25
Investment Operations
Net Investment Income	.798[1]	.805[1]	.804[1]	.699[1]	.704
Net Realized and Unrealized Gain (Loss) on Investments	7.014	10.791	(2.556)	6.734	3.055
Total from Investment Operations	7.812	11.596	(1.752)	7.433	3.759
Distributions
Dividends from Net Investment Income	(.806)	(.834)	(.703)	(.699)	(.759)
Distributions from Realized Capital Gains	(.946)	(1.092)	(.685)	(1.194)	(.620)
Total Distributions	(1.752)	(1.926)	(1.388)	(1.893)	(1.379)
Net Asset Value, End of Period	$53.76	$47.70	$38.03	$41.17	$35.63
Total Return	18.20%	31.30%	-4.51%	21.66%	11.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,555	$6,458	$4,934	$5,178	$4,329
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.87%	1.94%	1.85%	2.08%
Portfolio Turnover Rate	8%	4%	5%	5%	7%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
14

Equity Index Portfolio
Notes to Financial Statements
The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
15

Equity Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $286,000, representing less than 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
16

Equity Index Portfolio
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio's investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,500,252	—	—	7,500,252
Temporary Cash Investments	48,663	2,472	—	51,135
Total	7,548,915	2,472	—	7,551,387

Derivative Financial Instruments
Assets
Futures Contracts[1]	350	—	—	350
1	Represents variation margin on the last day of the reporting period.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	103,290
Undistributed Long-Term Gains	309,745
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,464,047
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	115,359	107,488
Long-Term Capital Gains	127,272	139,938
Total	242,631	247,426
*	Includes short-term capital gains, if any.
17

Equity Index Portfolio
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,087,340
Gross Unrealized Appreciation	3,896,974
Gross Unrealized Depreciation	(432,927)
Net Unrealized Appreciation (Depreciation)	3,464,047
E.  During the year ended December 31, 2020, the portfolio purchased $559,039,000 of investment securities and sold $528,240,000 of investment securities, other than temporary cash investments.
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2020 Shares (000)	2019 Shares (000)

Issued	22,103	13,588
Issued in Lieu of Cash Distributions	6,753	6,019
Redeemed	(23,722)	(13,957)
Net Increase (Decrease) in Shares Outstanding	5,134	5,650
At December 31, 2020, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Total Stock Market Index Portfolio) were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 67%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
18

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
19

Special 2020 tax information (unaudited) for corporate shareholders only for Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $127,272,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 98.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
20

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

1 Mr. Buckley is considered “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690EQUX 022021

Annual Report | December 31, 2020

Vanguard Variable Insurance Funds

Global Bond Index Portfolio
(with underlying Total Bond Market Index Portfolio)

Contents

Global Bond Index Portfolio
(with underlying Total Bond Market Index Portfolio)	1

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Global Bond Index Portfolio

Your Portfolio’s Performance at a Glance

•   For the 12 months ended December 31, 2020, the Global Bond Index Portfolio returned 6.67%. It performed in line with the 6.85% return of its benchmark, the Global Bond Composite Index, after factoring in expenses.

•   The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Policymakers were quick to provide robust fiscal and monetary stimulus to blunt the pandemic’s economic impact. Many central banks slashed short-term interest rates and expanded or extended asset-purchase programs. Bond prices rose and yields declined.

•   U.S. bonds, which make up about 70% of the benchmark, returned almost 8%. Japanese bonds returned less than 1%, French bonds about 5%, and German bonds about 4%, and both U.K. and Italian bonds returned about 9%. Lower-quality bonds outperformed their higher-quality counterparts.

•   Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16

CPI
Consumer Price Index	1.36%	1.85%	1.95%

Global Bond Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Global Bond Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Global Bond Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

•   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Bond Index Portfolio	6/30/2020	12/31/2020	Period
Based on Actual Portfolio Return	$1,000.00	$1,015.41	$0.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.48	0.66

The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Global Bond Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: September 7, 2017–December 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2017)	Investment
Global Bond Index Portfolio	6.67%	4.68%	$11,637
Global Bond Composite Index	6.85	4.83	11,692

Global Bond Composite Index: Weighted 70% Bloomberg Barclays U.S. Aggregate Float Adjusted Index and 30% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).

“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

Global Bond Index Portfolio

Underlying Vanguard Funds

As of December 31, 2020

Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio	70.0%
Vanguard Total International Bond
Index Fund Admiral Shares	30.0

The table reflects the portfolio’s investments, except for short-term investments.

Global Bond Index Portfolio

Financial Statements

Schedule of Investments

As of December 31, 2020

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Bond Fund (70.1%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	23,940,955	306,684

International Bond Fund (30.0%)
Vanguard Total International Bond Index Fund Admiral Shares	5,614,927	131,333
Total Investment Companies (Cost $418,800)		438,017
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.111% (Cost $323)	3,231	323
Total Investments (100.2%) (Cost $419,123)		438,340
Other Assets and Liabilities—Net (-0.2%)		(693)
Net Assets (100%)		437,647

Cost is in $000.

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Statement of Assets and Liabilities

As of December 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $419,123)	438,340
Receivables for Capital Shares Issued	106
Total Assets	438,446
Liabilities
Payables for Investment Securities Purchased	323
Payables for Capital Shares Redeemed	476
Total Liabilities	799
Net Assets	437,647

At December 31, 2020, net assets consisted of:

Paid-in Capital	405,065
Total Distributable Earnings (Loss)	32,582
Net Assets	437,647

Net Assets
Applicable to 19,537,245 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	437,647
Net Asset Value Per Share	$22.40

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Statement of Operations

Year Ended
December 31, 2020
($000)
Investment Income
Income
Income Distributions Received from
Affiliated Funds	8,049
Net Investment Income—Note B	8,049
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	200
Affiliated Funds Sold	5,667
Realized Net Gain (Loss)	5,867
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	10,779
Net Increase (Decrease) in Net Assets Resulting from Operations	24,695

Statement of Changes in Net Assets

	Year Ended December 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,049	5,652
Realized Net Gain (Loss)	5,867	1,481
Change in Unrealized Appreciation (Depreciation)	10,779	9,127
Net Increase (Decrease) in Net Assets Resulting from Operations	24,695	16,260
Distributions[1]
Total Distributions	(7,540)	(3,058)
Capital Share Transactions
Issued	267,805	90,552
Issued in Lieu of Cash Distributions	7,540	3,058
Redeemed	(86,908)	(37,595)
Net Increase (Decrease) from Capital Share Transactions	188,437	56,015
Total Increase (Decrease)	205,592	69,217
Net Assets
Beginning of Period	232,055	162,838
End of Period	437,647	232,055

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Financial Highlights

				Sept. 7,
	Year Ended December 31,			2017[1] to
				Dec. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.41	$20.07	$19.97	$20.00
Investment Operations
Net Investment Income[2]	.437	.571	.462	.164
Capital Gain Distributions Received[2]	.011	—	.020	—
Net Realized and Unrealized Gain (Loss) on Investments	.962	1.100	(.327)	(.194)
Total from Investment Operations	1.410	1.671	.155	(.030)
Distributions
Dividends from Net Investment Income	(.338)	(.306)	(.051)	—
Distributions from Realized Capital Gains	(.082)	(.025)	(.004)	—
Total Distributions	(.420)	(.331)	(.055)	—
Net Asset Value, End of Period	$22.40	$21.41	$20.07	$19.97

Total Return	6.67%	8.41%	0.78%	-0.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$438	$232	$163	$55
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	1.98%	2.73%	2.34%	2.59%[3]
Portfolio Turnover Rate	16%	12%	10%	8%

1	Inception.

2	Calculated based on average shares outstanding.

3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Bond Index Portfolio

Notes to Financial Statements

The Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in Vanguard Variable Insurance Funds Total Bond Market Index Portfolio. The accompanying financial statements of Vanguard Variable Insurance Funds Total Bond Market Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2.  Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

3.  Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4.  Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Global Bond Index Portfolio

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2020, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

At December 31, 2020, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,498
Undistributed Long-Term Gains	5,867
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	19,217

The tax character of distributions paid was as follows:

	Year Ended December 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	6,476	2,939
Long-Term Capital Gains	1,064	119
Total	7,540	3,058

* Includes short-term capital gains, if any.

As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	419,123
Gross Unrealized Appreciation	19,239
Gross Unrealized Depreciation	(22)
Net Unrealized Appreciation (Depreciation)	19,217

Global Bond Index Portfolio

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	12,283	4,355
Issued in Lieu of Cash Distributions	351	150
Redeemed	(3,935)	(1,781)
Net Increase (Decrease) in Shares Outstanding	8,699	2,724

At December 31, 2020, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) were each the record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 71%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	12	NA1	NA1	—	—	2	—	323
Vanguard Total International Bond Index Fund	69,689	78,390	20,371	1,192	2,433	1,182	200	131,333
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	162,411	174,948	43,496	4,475	8,346	6,865	—	306,684
Total	232,112	253,338	63,867	5,667	10,779	8,049	200	438,340

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.

Global Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Global Bond Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period September 7, 2017 (inception) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period September 7, 2017 (inception) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for corporate shareholders only for Global Bond Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $1,064,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Global Bond Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Bond Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Bond Index Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Bond Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Bond Index Portfolio or the owners of the Global Bond Index Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Bond Index Portfolio. Investors acquire the Global Bond Index Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Bond Index Portfolio. The Global Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Bond Index Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Bond Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Bond Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Bond Index Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Bond Index Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Bond Index Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GLOBAL BOND INDEX PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2021 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved

Total Bond Market Index Portfolio

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Total Bond Market Index Portfolio returned 7.58%, in line with the 7.75% return of its benchmark index after taking into account the cost of running the portfolio.
•	The year was defined by the COVID-19 pandemic and efforts to contain it. Travel restrictions, supply-chain disruptions, business closures, and a spike in unemployment led swiftly to deep recessions around the world. However, many governments were quick to provide fiscal stimulus in the form of spending, loans, loan guarantees, job retention programs, and extended unemployment benefits. Central banks in developed markets responded rapidly, cutting interest rates, restarting or expanding asset purchases, and providing additional liquidity—all in an effort to blunt the economic impact of the virus. They also pledged to remain vigilant and take more actions if needed.
•	U.S. Treasuries, which account for about 40% of the portfolio’s assets, posted a return of 8.00%. Mortgage-backed securities returned less than that, as low mortgage rates led to plenty of supply. Corporate bonds, on the other hand, fared even better than Treasuries, returning 9.89%. With the U.S. economy looking like it might recover faster than had been expected, the spread between yields of corporates and those of Treasuries tightened.
•	By credit quality, lower-rated investment-grade bonds generally did better than higher-rated ones; by maturity, longer-dated bonds significantly outperformed.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%

Total Bond Market Index Portfolio

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,012.65	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.43	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Total Bond Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	7.58%	4.36%	3.71%	$14,394
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	7.75	4.53	3.89	14,644

See Financial Highlights for dividend and capital gains information.

Total Bond Market Index Portfolio
Portfolio Allocation
As of December 31, 2020
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Corporate Bonds	30.1
Sovereign Bonds	4.0
Taxable Municipal Bonds	0.8
U.S. Government and Agency Obligations	62.5
The table reflects the portfolio’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

Total Bond Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (62.0%)
U.S. Government Securities (39.8%)
U.S. Treasury Note/Bond	7.875%	2/15/21	1,180	1,190
U.S. Treasury Note/Bond	8.000%	11/15/21	3,400	3,628
U.S. Treasury Note/Bond	2.000%	12/31/21	6,670	6,794
U.S. Treasury Note/Bond	2.125%	12/31/21	928	946
U.S. Treasury Note/Bond	2.500%	1/15/22	7,601	7,787
U.S. Treasury Note/Bond	1.375%	1/31/22	4,868	4,933
U.S. Treasury Note/Bond	1.500%	1/31/22	2,384	2,419
U.S. Treasury Note/Bond	1.875%	1/31/22	8,835	9,002
U.S. Treasury Note/Bond	2.000%	2/15/22	135	138
U.S. Treasury Note/Bond	2.500%	2/15/22	9,901	10,164
U.S. Treasury Note/Bond	1.750%	2/28/22	6,330	6,449
U.S. Treasury Note/Bond	1.875%	2/28/22	9,990	10,193
U.S. Treasury Note/Bond	2.375%	3/15/22	10,896	11,189
U.S. Treasury Note/Bond	0.375%	3/31/22	11,505	11,541
U.S. Treasury Note/Bond	1.750%	3/31/22	9,889	10,088
U.S. Treasury Note/Bond	1.875%	3/31/22	5,215	5,328
U.S. Treasury Note/Bond	2.250%	4/15/22	10,050	10,325
U.S. Treasury Note/Bond	0.125%	4/30/22	2,938	2,938
U.S. Treasury Note/Bond	1.750%	4/30/22	4,977	5,084
U.S. Treasury Note/Bond	1.875%	4/30/22	4,927	5,041
U.S. Treasury Note/Bond	2.125%	5/15/22	221	227
U.S. Treasury Note/Bond	0.125%	5/31/22	560	560
U.S. Treasury Note/Bond	1.750%	5/31/22	5,115	5,232
U.S. Treasury Note/Bond	1.875%	5/31/22	6,650	6,813
U.S. Treasury Note/Bond	1.750%	6/15/22	6,281	6,428
U.S. Treasury Note/Bond	0.125%	6/30/22	9,814	9,814
U.S. Treasury Note/Bond	1.750%	6/30/22	5,500	5,633
U.S. Treasury Note/Bond	2.125%	6/30/22	5,235	5,391
U.S. Treasury Note/Bond	1.750%	7/15/22	6,092	6,243
U.S. Treasury Note/Bond	0.125%	7/31/22	7,974	7,975
U.S. Treasury Note/Bond	1.875%	7/31/22	6,417	6,593
U.S. Treasury Note/Bond	2.000%	7/31/22	6,025	6,202
U.S. Treasury Note/Bond	1.500%	8/15/22	10,098	10,322
U.S. Treasury Note/Bond	1.625%	8/15/22	2,169	2,222
U.S. Treasury Note/Bond	7.250%	8/15/22	875	975
U.S. Treasury Note/Bond	0.125%	8/31/22	16,730	16,730
U.S. Treasury Note/Bond	1.625%	8/31/22	9,570	9,806
U.S. Treasury Note/Bond	1.875%	8/31/22	5,445	5,602
U.S. Treasury Note/Bond	1.500%	9/15/22	778	796
U.S. Treasury Note/Bond	0.125%	9/30/22	1,631	1,631
U.S. Treasury Note/Bond	1.750%	9/30/22	9,437	9,702
U.S. Treasury Note/Bond	1.875%	9/30/22	9,975	10,277
U.S. Treasury Note/Bond	1.375%	10/15/22	4,386	4,483
U.S. Treasury Note/Bond	1.875%	10/31/22	6,520	6,727
U.S. Treasury Note/Bond	2.000%	10/31/22	7,947	8,217
U.S. Treasury Note/Bond	1.625%	11/15/22	21,235	21,826
U.S. Treasury Note/Bond	7.625%	11/15/22	40	46
U.S. Treasury Note/Bond	0.125%	11/30/22	27,065	27,065
U.S. Treasury Note/Bond	2.000%	11/30/22	20,733	21,469
U.S. Treasury Note/Bond	1.625%	12/15/22	7,625	7,847
U.S. Treasury Note/Bond	2.125%	12/31/22	12,951	13,465
U.S. Treasury Note/Bond	1.500%	1/15/23	7,705	7,919
U.S. Treasury Note/Bond	1.750%	1/31/23	7,020	7,255
U.S. Treasury Note/Bond	2.000%	2/15/23	8,298	8,625
U.S. Treasury Note/Bond	7.125%	2/15/23	1,690	1,938
U.S. Treasury Note/Bond	1.500%	2/28/23	2,889	2,974
U.S. Treasury Note/Bond	0.500%	3/15/23	12,726	12,829
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Treasury Note/Bond	1.500%	3/31/23	7,005	7,217
U.S. Treasury Note/Bond	2.500%	3/31/23	6,770	7,128
U.S. Treasury Note/Bond	0.250%	4/15/23	8,425	8,446
U.S. Treasury Note/Bond	1.625%	4/30/23	215	222
U.S. Treasury Note/Bond	2.750%	4/30/23	3,500	3,712
U.S. Treasury Note/Bond	0.125%	5/15/23	4,220	4,219
U.S. Treasury Note/Bond	1.750%	5/15/23	7,400	7,680
U.S. Treasury Note/Bond	1.625%	5/31/23	7,175	7,431
U.S. Treasury Note/Bond	2.750%	5/31/23	5,850	6,216
U.S. Treasury Note/Bond	0.250%	6/15/23	13,420	13,454
U.S. Treasury Note/Bond	1.375%	6/30/23	5,050	5,204
U.S. Treasury Note/Bond	2.625%	6/30/23	5,398	5,730
U.S. Treasury Note/Bond	0.125%	7/15/23	25,859	25,843
U.S. Treasury Note/Bond	1.250%	7/31/23	2,630	2,705
U.S. Treasury Note/Bond	2.750%	7/31/23	3,555	3,793
U.S. Treasury Note/Bond	0.125%	8/15/23	5,695	5,691
U.S. Treasury Note/Bond	6.250%	8/15/23	6,565	7,607
U.S. Treasury Note/Bond	1.375%	8/31/23	10,235	10,568
U.S. Treasury Note/Bond	2.750%	8/31/23	4,860	5,194
U.S. Treasury Note/Bond	0.125%	9/15/23	10,870	10,861
U.S. Treasury Note/Bond	1.375%	9/30/23	2,315	2,392
U.S. Treasury Note/Bond	2.875%	9/30/23	4,309	4,629
U.S. Treasury Note/Bond	0.125%	10/15/23	3,605	3,602
U.S. Treasury Note/Bond	1.625%	10/31/23	3,750	3,906
U.S. Treasury Note/Bond	2.875%	10/31/23	9,503	10,231
U.S. Treasury Note/Bond	0.250%	11/15/23	1,040	1,043
U.S. Treasury Note/Bond	2.750%	11/15/23	4,261	4,578
U.S. Treasury Note/Bond	2.125%	11/30/23	6,150	6,502
U.S. Treasury Note/Bond	2.875%	11/30/23	344	371
U.S. Treasury Note/Bond	0.125%	12/15/23	18,392	18,369
U.S. Treasury Note/Bond	2.250%	12/31/23	2,267	2,408
U.S. Treasury Note/Bond	2.625%	12/31/23	7,337	7,874
U.S. Treasury Note/Bond	2.250%	1/31/24	3,215	3,420
U.S. Treasury Note/Bond	2.500%	1/31/24	9,419	10,090
U.S. Treasury Note/Bond	2.750%	2/15/24	10,710	11,570
U.S. Treasury Note/Bond	2.125%	2/29/24	11,700	12,415
U.S. Treasury Note/Bond	2.375%	2/29/24	6,712	7,176
U.S. Treasury Note/Bond	2.125%	3/31/24	18,446	19,599
U.S. Treasury Note/Bond	2.000%	4/30/24	1,260	1,335
U.S. Treasury Note/Bond	2.250%	4/30/24	10,559	11,278
U.S. Treasury Note/Bond	2.000%	5/31/24	11,547	12,253
U.S. Treasury Note/Bond	1.750%	6/30/24	8,060	8,491
U.S. Treasury Note/Bond	2.000%	6/30/24	10,955	11,636
U.S. Treasury Note/Bond	1.750%	7/31/24	9,127	9,626
U.S. Treasury Note/Bond	2.125%	7/31/24	9,736	10,399
U.S. Treasury Note/Bond	2.375%	8/15/24	11,564	12,460
U.S. Treasury Note/Bond	1.250%	8/31/24	10,125	10,502
U.S. Treasury Note/Bond	1.875%	8/31/24	4,655	4,935
U.S. Treasury Note/Bond	1.500%	9/30/24	785	822
U.S. Treasury Note/Bond	2.125%	9/30/24	3,394	3,633
U.S. Treasury Note/Bond	1.500%	10/31/24	9,070	9,505
U.S. Treasury Note/Bond	2.250%	10/31/24	5,980	6,437
U.S. Treasury Note/Bond	2.250%	11/15/24	12,681	13,660
U.S. Treasury Note/Bond	7.500%	11/15/24	25	32
U.S. Treasury Note/Bond	1.500%	11/30/24	7,847	8,228
U.S. Treasury Note/Bond	2.125%	11/30/24	10,054	10,787
U.S. Treasury Note/Bond	1.750%	12/31/24	14,765	15,637
U.S. Treasury Note/Bond	2.250%	12/31/24	1,645	1,775
U.S. Treasury Note/Bond	1.375%	1/31/25	4,905	5,126

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Treasury Note/Bond	2.500%	1/31/25	6,340	6,915
U.S. Treasury Note/Bond	2.000%	2/15/25	8,625	9,234
U.S. Treasury Note/Bond	1.125%	2/28/25	330	342
U.S. Treasury Note/Bond	2.750%	2/28/25	2,513	2,770
U.S. Treasury Note/Bond	0.500%	3/31/25	23,074	23,283
U.S. Treasury Note/Bond	2.625%	3/31/25	1,961	2,155
U.S. Treasury Note/Bond	0.375%	4/30/25	2,194	2,202
U.S. Treasury Note/Bond	2.875%	4/30/25	4,060	4,510
U.S. Treasury Note/Bond	2.125%	5/15/25	12,735	13,744
U.S. Treasury Note/Bond	0.250%	5/31/25	9,593	9,574
U.S. Treasury Note/Bond	2.875%	5/31/25	6,350	7,065
U.S. Treasury Note/Bond	0.250%	6/30/25	9,264	9,239
U.S. Treasury Note/Bond	2.750%	6/30/25	4,880	5,411
U.S. Treasury Note/Bond	0.250%	7/31/25	8,797	8,769
U.S. Treasury Note/Bond	2.875%	7/31/25	5,105	5,698
U.S. Treasury Note/Bond	2.000%	8/15/25	14,580	15,706
U.S. Treasury Note/Bond	6.875%	8/15/25	2,085	2,707
U.S. Treasury Note/Bond	0.250%	8/31/25	6,080	6,059
U.S. Treasury Note/Bond	2.750%	8/31/25	6,385	7,099
U.S. Treasury Note/Bond	0.250%	9/30/25	5,675	5,652
U.S. Treasury Note/Bond	0.250%	10/31/25	7,765	7,731
U.S. Treasury Note/Bond	3.000%	10/31/25	4,015	4,526
U.S. Treasury Note/Bond	2.250%	11/15/25	10,421	11,382
U.S. Treasury Note/Bond	0.375%	11/30/25	12,230	12,245
U.S. Treasury Note/Bond	2.875%	11/30/25	6,285	7,056
U.S. Treasury Note/Bond	0.250%	12/31/25	5,550	5,553
U.S. Treasury Note/Bond	2.625%	12/31/25	9,165	10,192
U.S. Treasury Note/Bond	1.625%	2/15/26	16,476	17,521
U.S. Treasury Note/Bond	2.250%	3/31/26	6,250	6,853
U.S. Treasury Note/Bond	2.375%	4/30/26	4,780	5,277
U.S. Treasury Note/Bond	1.625%	5/15/26	10,789	11,484
U.S. Treasury Note/Bond	2.125%	5/31/26	6,595	7,198
U.S. Treasury Note/Bond	1.875%	6/30/26	9,335	10,070
U.S. Treasury Note/Bond	1.875%	7/31/26	8,066	8,706
U.S. Treasury Note/Bond	1.500%	8/15/26	10,068	10,657
U.S. Treasury Note/Bond	6.750%	8/15/26	630	850
U.S. Treasury Note/Bond	1.625%	9/30/26	5,215	5,557
U.S. Treasury Note/Bond	1.625%	10/31/26	7,825	8,342
U.S. Treasury Note/Bond	2.000%	11/15/26	19,605	21,327
U.S. Treasury Note/Bond	6.500%	11/15/26	765	1,031
U.S. Treasury Note/Bond	1.625%	11/30/26	7,070	7,539
U.S. Treasury Note/Bond	1.750%	12/31/26	9,983	10,724
U.S. Treasury Note/Bond	1.500%	1/31/27	1,335	1,414
U.S. Treasury Note/Bond	2.250%	2/15/27	6,372	7,041
U.S. Treasury Note/Bond	6.625%	2/15/27	65	89
U.S. Treasury Note/Bond	1.125%	2/28/27	16,798	17,412
U.S. Treasury Note/Bond	0.625%	3/31/27	15,968	16,058
U.S. Treasury Note/Bond	0.500%	4/30/27	910	907
U.S. Treasury Note/Bond	2.375%	5/15/27	8,831	9,847
U.S. Treasury Note/Bond	0.500%	5/31/27	10,505	10,464
U.S. Treasury Note/Bond	0.500%	6/30/27	12,990	12,929
U.S. Treasury Note/Bond	0.375%	7/31/27	12,560	12,389
U.S. Treasury Note/Bond	2.250%	8/15/27	8,422	9,333
U.S. Treasury Note/Bond	6.375%	8/15/27	185	255
U.S. Treasury Note/Bond	0.500%	8/31/27	10,825	10,752
U.S. Treasury Note/Bond	0.375%	9/30/27	7,875	7,751
U.S. Treasury Note/Bond	0.500%	10/31/27	12,115	12,013
U.S. Treasury Note/Bond	2.250%	11/15/27	11,502	12,767
U.S. Treasury Note/Bond	6.125%	11/15/27	1,839	2,521
U.S. Treasury Note/Bond	0.625%	11/30/27	17,153	17,142
U.S. Treasury Note/Bond	0.625%	12/31/27	7,195	7,184
U.S. Treasury Note/Bond	2.750%	2/15/28	7,480	8,573
U.S. Treasury Note/Bond	2.875%	5/15/28	12,080	13,992
U.S. Treasury Note/Bond	2.875%	8/15/28	13,082	15,189
U.S. Treasury Note/Bond	5.500%	8/15/28	2,745	3,720
U.S. Treasury Note/Bond	3.125%	11/15/28	11,328	13,406
U.S. Treasury Note/Bond	5.250%	11/15/28	1,655	2,228
U.S. Treasury Note/Bond	2.375%	5/15/29	11,877	13,414
U.S. Treasury Note/Bond	1.625%	8/15/29	11,565	12,367
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Treasury Note/Bond	1.750%	11/15/29	8,091	8,741
U.S. Treasury Note/Bond	1.500%	2/15/30	2,454	2,595
U.S. Treasury Note/Bond	0.625%	5/15/30	14,212	13,890
U.S. Treasury Note/Bond	6.250%	5/15/30	2,350	3,499
U.S. Treasury Note/Bond	0.625%	8/15/30	18,252	17,790
U.S. Treasury Note/Bond	0.875%	11/15/30	17,931	17,861
U.S. Treasury Note/Bond	5.375%	2/15/31	6,075	8,713
U.S. Treasury Note/Bond	4.500%	2/15/36	3,338	4,894
U.S. Treasury Note/Bond	4.750%	2/15/37	1,600	2,436
U.S. Treasury Note/Bond	5.000%	5/15/37	1,250	1,957
U.S. Treasury Note/Bond	4.375%	2/15/38	1,450	2,153
U.S. Treasury Note/Bond	4.500%	5/15/38	1,559	2,351
U.S. Treasury Note/Bond	3.500%	2/15/39	1,920	2,604
U.S. Treasury Note/Bond	4.250%	5/15/39	2,247	3,330
U.S. Treasury Note/Bond	4.500%	8/15/39	2,516	3,844
U.S. Treasury Note/Bond	4.375%	11/15/39	2,742	4,141
U.S. Treasury Note/Bond	4.625%	2/15/40	3,750	5,837
U.S. Treasury Note/Bond	1.125%	5/15/40	11,395	10,809
U.S. Treasury Note/Bond	4.375%	5/15/40	2,735	4,146
U.S. Treasury Note/Bond	1.125%	8/15/40	15,455	14,624
U.S. Treasury Note/Bond	3.875%	8/15/40	3,015	4,316
U.S. Treasury Note/Bond	1.375%	11/15/40	9,098	8,991
U.S. Treasury Note/Bond	4.250%	11/15/40	3,295	4,945
U.S. Treasury Note/Bond	4.750%	2/15/41	3,956	6,315
U.S. Treasury Note/Bond	4.375%	5/15/41	925	1,417
U.S. Treasury Note/Bond	3.750%	8/15/41	2,825	4,011
U.S. Treasury Note/Bond	3.125%	11/15/41	2,701	3,529
U.S. Treasury Note/Bond	3.125%	2/15/42	3,631	4,756
U.S. Treasury Note/Bond	3.000%	5/15/42	2,720	3,496
U.S. Treasury Note/Bond	2.750%	8/15/42	5,595	6,929
U.S. Treasury Note/Bond	2.750%	11/15/42	5,746	7,111
U.S. Treasury Note/Bond	3.125%	2/15/43	6,850	8,976
U.S. Treasury Note/Bond	3.625%	8/15/43	7,405	10,450
U.S. Treasury Note/Bond	3.625%	2/15/44	9,051	12,804
U.S. Treasury Note/Bond	3.375%	5/15/44	7,699	10,519
U.S. Treasury Note/Bond	3.125%	8/15/44	9,331	12,295
U.S. Treasury Note/Bond	3.000%	11/15/44	8,262	10,684
U.S. Treasury Note/Bond	2.500%	2/15/45	9,820	11,701
U.S. Treasury Note/Bond	3.000%	5/15/45	7,577	9,826
U.S. Treasury Note/Bond	2.875%	8/15/45	4,491	5,711
U.S. Treasury Note/Bond	3.000%	11/15/45	3,084	4,010
U.S. Treasury Note/Bond	2.500%	2/15/46	3,475	4,148
U.S. Treasury Note/Bond	2.500%	5/15/46	8,981	10,725
U.S. Treasury Note/Bond	2.250%	8/15/46	7,656	8,735
U.S. Treasury Note/Bond	2.875%	11/15/46	11,825	15,101
U.S. Treasury Note/Bond	3.000%	2/15/47	9,000	11,765
U.S. Treasury Note/Bond	3.000%	5/15/47	7,293	9,545
U.S. Treasury Note/Bond	2.750%	8/15/47	6,713	8,412
U.S. Treasury Note/Bond	2.750%	11/15/47	908	1,139
U.S. Treasury Note/Bond	3.000%	2/15/48	8,479	11,123
U.S. Treasury Note/Bond	3.125%	5/15/48	8,984	12,053
U.S. Treasury Note/Bond	3.000%	8/15/48	9,510	12,502
U.S. Treasury Note/Bond	3.375%	11/15/48	4,300	6,037
U.S. Treasury Note/Bond	3.000%	2/15/49	11,044	14,557
U.S. Treasury Note/Bond	2.250%	8/15/49	5,029	5,752
U.S. Treasury Note/Bond	2.375%	11/15/49	1,676	1,967
U.S. Treasury Note/Bond	2.000%	2/15/50	9,144	9,929
U.S. Treasury Note/Bond	1.250%	5/15/50	19,291	17,488
U.S. Treasury Note/Bond	1.375%	8/15/50	23,085	21,599
U.S. Treasury Note/Bond	1.625%	11/15/50	13,795	13,726
				1,937,111
Agency Bonds and Notes (1.5%)
Federal Farm Credit Banks Funding Corp.	3.050%	11/15/21	100	102
Federal Farm Credit Banks Funding Corp.	1.600%	12/28/21	225	228
Federal Farm Credit Banks Funding Corp.	0.375%	4/8/22	700	702

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Federal Farm Credit Banks Funding Corp.	0.125%	11/23/22	750	750
	Federal Farm Credit Banks Funding Corp.	1.770%	6/26/23	150	156
	Federal Farm Credit Banks Funding Corp.	3.500%	12/20/23	75	82
	Federal Home Loan Banks	3.000%	10/12/21	1,500	1,533
	Federal Home Loan Banks	1.625%	11/19/21	760	770
	Federal Home Loan Banks	1.875%	11/29/21	500	508
	Federal Home Loan Banks	1.625%	12/20/21	1,300	1,319
	Federal Home Loan Banks	0.250%	6/3/22	2,000	2,003
	Federal Home Loan Banks	2.125%	6/10/22	175	180
	Federal Home Loan Banks	0.125%	8/12/22	1,000	1,000
	Federal Home Loan Banks	2.000%	9/9/22	250	258
	Federal Home Loan Banks	0.125%	10/21/22	500	500
	Federal Home Loan Banks	1.375%	2/17/23	800	821
	Federal Home Loan Banks	2.125%	3/10/23	970	1,012
	Federal Home Loan Banks	2.500%	2/13/24	535	573
	Federal Home Loan Banks	1.500%	8/15/24	330	345
	Federal Home Loan Banks	0.500%	4/14/25	1,000	1,005
	Federal Home Loan Banks	0.375%	9/4/25	500	499
	Federal Home Loan Banks	3.250%	11/16/28	315	375
	Federal Home Loan Banks	5.500%	7/15/36	1,400	2,162
[1]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	818
[1]	Federal Home Loan Mortgage Corp.	0.250%	6/8/22	600	601
[1]	Federal Home Loan Mortgage Corp.	0.125%	7/25/22	800	800
[1]	Federal Home Loan Mortgage Corp.	0.375%	4/20/23	200	201
[1]	Federal Home Loan Mortgage Corp.	0.375%	5/5/23	600	603
[1]	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	532
[1]	Federal Home Loan Mortgage Corp.	0.250%	6/26/23	2,000	2,004
[1]	Federal Home Loan Mortgage Corp.	0.250%	8/24/23	1,650	1,653
[1]	Federal Home Loan Mortgage Corp.	0.250%	9/8/23	1,800	1,802
[1]	Federal Home Loan Mortgage Corp.	0.250%	12/4/23	1,500	1,502
[1]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	1,200	1,256
[1]	Federal Home Loan Mortgage Corp.	0.375%	7/21/25	1,500	1,498
[1]	Federal Home Loan Mortgage Corp.	0.375%	9/23/25	2,000	1,995
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	189
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,358
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	777
[1]	Federal National Mortgage Association	1.375%	10/7/21	1,200	1,212
[1]	Federal National Mortgage Association	2.000%	1/5/22	500	509
[1]	Federal National Mortgage Association	2.625%	1/11/22	216	221
[1]	Federal National Mortgage Association	2.250%	4/12/22	476	489
[1]	Federal National Mortgage Association	1.375%	9/6/22	350	357
[1]	Federal National Mortgage Association	2.000%	10/5/22	850	878
[1]	Federal National Mortgage Association	2.375%	1/19/23	2,394	2,503
[1]	Federal National Mortgage Association	0.250%	5/22/23	1,200	1,203
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Federal National Mortgage Association	0.250%	7/10/23	2,000	2,004
[1]	Federal National Mortgage Association	2.875%	9/12/23	400	429
[1]	Federal National Mortgage Association	0.250%	11/27/23	1,000	1,001
[1]	Federal National Mortgage Association	2.500%	2/5/24	975	1,043
[1]	Federal National Mortgage Association	1.750%	7/2/24	1,028	1,082
[1]	Federal National Mortgage Association	2.625%	9/6/24	160	174
[1]	Federal National Mortgage Association	1.625%	10/15/24	970	1,020
[1]	Federal National Mortgage Association	1.625%	1/7/25	1,300	1,367
[1]	Federal National Mortgage Association	0.625%	4/22/25	1,000	1,011
[1]	Federal National Mortgage Association	0.500%	6/17/25	1,000	1,004
[1]	Federal National Mortgage Association	0.375%	8/25/25	2,000	1,996
[1]	Federal National Mortgage Association	0.500%	11/7/25	2,000	2,005
[1]	Federal National Mortgage Association	2.125%	4/24/26	575	625
[1]	Federal National Mortgage Association	1.875%	9/24/26	500	539
[1]	Federal National Mortgage Association	0.750%	10/8/27	1,000	1,000
[1]	Federal National Mortgage Association	6.250%	5/15/29	175	250
[1]	Federal National Mortgage Association	7.125%	1/15/30	925	1,411
[1]	Federal National Mortgage Association	7.250%	5/15/30	300	465
[1]	Federal National Mortgage Association	0.875%	8/5/30	1,000	983
[1]	Federal National Mortgage Association	6.625%	11/15/30	300	455
[1]	Federal National Mortgage Association	5.625%	7/15/37	275	437
[1]	Freddie Mac	0.125%	10/16/23	1,000	998
[1]	Freddie Mac	0.250%	11/6/23	1,000	1,001
	Private Export Funding Corp.	4.300%	12/15/21	100	104
	Private Export Funding Corp.	2.800%	5/15/22	125	129
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,110
	Private Export Funding Corp.	3.550%	1/15/24	100	109
	Private Export Funding Corp.	2.450%	7/15/24	100	107
	Private Export Funding Corp.	3.250%	6/15/25	50	56
	Tennessee Valley Authority	1.875%	8/15/22	175	180
	Tennessee Valley Authority	2.875%	9/15/24	191	209
	Tennessee Valley Authority	0.750%	5/15/25	200	203
	Tennessee Valley Authority	6.750%	11/1/25	134	173
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,528
	Tennessee Valley Authority	4.650%	6/15/35	175	243
	Tennessee Valley Authority	5.880%	4/1/36	250	385
	Tennessee Valley Authority	5.500%	6/15/38	100	153

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Tennessee Valley Authority	5.250%	9/15/39	412	621
	Tennessee Valley Authority	4.875%	1/15/48	100	151
	Tennessee Valley Authority	5.375%	4/1/56	50	85
	Tennessee Valley Authority	4.625%	9/15/60	180	279
	Tennessee Valley Authority	4.250%	9/15/65	200	295
					71,264
Conventional Mortgage-Backed Securities (20.3%)
[1,2]	Fannie Mae Pool	6.500%	9/1/32	16	17
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28–12/1/31	515	539
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27–2/1/43	9,934	10,409
[1,2]	Freddie Mac Gold Pool	3.000%	10/1/26–8/1/47	34,660	36,706
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25–11/1/48	41,600	44,600
[1,2]	Freddie Mac Gold Pool	4.000%	6/1/24–11/1/48	23,168	25,210
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/21–10/1/48	11,448	12,622
[1,2]	Freddie Mac Gold Pool	5.000%	1/1/22–11/1/48	2,924	3,301
[1,2]	Freddie Mac Gold Pool	5.500%	7/1/22–6/1/41	2,108	2,421
[1,2]	Freddie Mac Gold Pool	6.000%	9/1/21–3/1/39	1,557	1,815
[1,2]	Freddie Mac Gold Pool	6.500%	8/1/23–4/1/39	474	547
[1,2]	Freddie Mac Gold Pool	7.000%	4/1/23–2/1/37	117	130
[1,2]	Freddie Mac Gold Pool	7.500%	1/1/23–4/1/28	8	11
[1,2]	Freddie Mac Gold Pool	8.000%	1/1/22–7/1/30	10	11
[1,2]	Freddie Mac Gold Pool	8.500%	7/1/24–11/1/30	9	10
[1,2]	Freddie Mac Gold Pool	9.000%	5/1/27–5/1/30	4	4
[2]	Ginnie Mae I Pool	3.000%	1/15/26–12/15/45	2,177	2,267
[2]	Ginnie Mae I Pool	3.500%	11/15/25–9/15/49	2,109	2,238
[2]	Ginnie Mae I Pool	4.000%	10/15/24–11/15/47	2,376	2,560
[2]	Ginnie Mae I Pool	4.500%	10/15/24–3/15/41	2,310	2,578
[2]	Ginnie Mae I Pool	5.000%	5/15/33–4/15/41	1,769	2,000
[2]	Ginnie Mae I Pool	5.500%	1/15/32–12/15/40	1,080	1,238
[2]	Ginnie Mae I Pool	6.000%	1/15/24–3/15/40	779	887
[2]	Ginnie Mae I Pool	6.500%	11/15/23–12/15/38	203	222
[2]	Ginnie Mae I Pool	7.000%	5/15/23–10/15/31	46	52
[2]	Ginnie Mae I Pool	7.500%	4/15/22–1/15/31	16	21
[2]	Ginnie Mae I Pool	8.000%	3/15/22–10/15/30	14	17
[2]	Ginnie Mae I Pool	8.500%	6/15/24–9/15/26	1	1
[2]	Ginnie Mae II Pool	2.000%	11/20/50	2,387	2,497
[2]	Ginnie Mae II Pool	2.500%	6/20/27–11/20/50	24,859	26,386
[2]	Ginnie Mae II Pool	3.000%	2/20/27–9/20/50	60,410	63,884
[2]	Ginnie Mae II Pool	3.500%	9/20/25–8/20/50	57,717	62,081
[2]	Ginnie Mae II Pool	4.000%	9/20/25–11/20/49	30,235	32,698
[2]	Ginnie Mae II Pool	4.500%	2/20/39–9/20/49	15,925	17,387
[2]	Ginnie Mae II Pool	5.000%	12/20/32–3/20/49	5,507	6,095
[2]	Ginnie Mae II Pool	5.500%	6/20/34–9/20/41	843	977
[2]	Ginnie Mae II Pool	6.000%	3/20/33–7/20/39	402	468
[2]	Ginnie Mae II Pool	6.500%	12/20/35–11/20/39	151	177
[2]	Ginnie Mae II Pool	7.000%	8/20/36–4/20/38	20	24
[1,2,3]	UMBS Pool	1.500%	1/16/36–1/14/51	25,543	26,016
[1,2,3]	UMBS Pool	2.000%	11/1/23–1/14/51	126,405	131,496
[1,2,3]	UMBS Pool	2.500%	1/1/27–1/14/51	110,571	116,410
[1,2,3]	UMBS Pool	3.000%	11/1/25–1/14/51	122,947	129,873
[1,2,3]	UMBS Pool	3.500%	9/1/25–1/14/51	86,329	92,448
[1,2,3]	UMBS Pool	4.000%	2/1/24–1/14/51	65,574	71,131
[1,2]	UMBS Pool	4.500%	11/1/22–7/1/50	30,588	33,766
[1,2]	UMBS Pool	5.000%	6/1/21–3/1/50	10,995	12,413
[1,2]	UMBS Pool	5.500%	6/1/21–6/1/49	4,256	4,936
[1,2]	UMBS Pool	6.000%	2/1/21–5/1/41	2,644	3,095
[1,2]	UMBS Pool	6.500%	12/1/23–10/1/39	701	813
[1,2]	UMBS Pool	7.000%	6/1/23–11/1/37	188	219
[1,2]	UMBS Pool	7.500%	11/1/22–2/1/32	23	25
[1,2]	UMBS Pool	8.000%	6/1/22–11/1/30	11	12
[1,2]	UMBS Pool	8.500%	7/1/22–4/1/31	4	4
[1,2]	UMBS Pool	9.500%	2/1/25	1	1
					987,766
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nonconventional Mortgage-Backed Securities (0.4%)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	2.799%	12/1/41	19	20
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	1.889%	9/1/37	40	42
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.392%	2.033%	10/1/37	16	17
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.432%	2.066%	7/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.474%	3.338%	3/1/43	49	50
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.553%	2.190%	9/1/43	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.279%	7/1/43	97	100
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.601%	2.610%	6/1/43	26	26
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.613%	2.903%	8/1/39	20	20
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.623%	3.623%	2/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	2.337%	8/1/35	40	43
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	2.424%	10/1/37	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	3.627%	3/1/38	4	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.635%	2.135%	11/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.643%	3.381%	1/1/37	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.657%	2.443%	10/1/42	16	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.660%	2.207%	9/1/40	4	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.665%	2.540%	6/1/36	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.684%	2.104%	12/1/33	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	2.212%	10/1/39	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	2.326%	9/1/42	36	37
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.149%	5/1/40	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.693%	2.364%	11/1/39	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.695%	2.445%	7/1/39	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	2.453%	8/1/40	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.452%	1/1/42	21	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.678%	7/1/37	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	3.128%	12/1/40	11	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.701%	2.245%	10/1/42	16	17
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.705%	2.108%	11/1/39	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.722%	3.567%	5/1/42	22	23
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.729%	2.229%	9/1/34	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.736%	2.537%	9/1/43	32	33
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.739%	2.614%	6/1/41	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.747%	2.604%	7/1/41	26	28
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	2.445%	10/1/40	6	6

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	3.512%	5/1/42	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.780%	3.780%	2/1/41	6	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.781%	3.098%	7/1/42	11	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.792%	3.383%	8/1/42	37	37
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	2.803%	3/1/42	15	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	3.795%	3/1/42	20	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.274%	11/1/41	20	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.185%	11/1/39	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.310%	11/1/33–10/1/40	18	20
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	3.810%	12/1/40	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.213%	11/1/41	11	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.573%	9/1/40	22	23
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.937%	1/1/42	15	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.287%	12/1/41	14	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.289%	12/1/40	8	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.315%	11/1/40	4	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.082%	5/1/41	11	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.815%	2/1/41	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.819%	3.528%	3/1/41	21	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.820%	2.609%	12/1/40	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.823%	2.327%	12/1/39	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.824%	3.824%	2/1/41	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	3.825%	3/1/41	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.830%	6/1/41	14	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	3.496%	4/1/41	17	17
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	3.526%	1/1/40	12	13
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.840%	2.566%	8/1/39	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.874%	3.610%	5/1/40	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.880%	2.809%	11/1/34	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	3.659%	4/1/37	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.912%	2.787%	5/1/36	3	3
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.155%	3.780%	12/1/37	15	16
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.268%	2.393%	12/1/35	9	10
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.313%	3.623%	1/1/35	13	14
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.146%	1.396%	4/1/37	10	11
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.840%	2.715%	8/1/37	10	11
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.487%	3.218%	3/1/37	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.588%	2.389%	9/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.625%	3.625%	1/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	2.135%	12/1/36	8	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	2.647%	5/1/42	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	2.160%	10/1/37	8	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	3.695%	2/1/37	6	6
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.727%	3.727%	1/1/35	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.743%	2.118%	12/1/36	15	15
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	3.657%	12/1/40	14	15
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	3.500%	5/1/38	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.765%	2.219%	12/1/36	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.798%	2.040%	12/1/34	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.830%	2.773%	12/1/35	8	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.861%	3.213%	2/1/42	7	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.772%	6/1/40	6	6
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.813%	6/1/41	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.880%	6/1/40	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.044%	5/1/40	3	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.630%	5/1/40	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.880%	12/1/40–3/1/41	18	19
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.889%	3.790%	2/1/42	8	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.894%	2.532%	9/1/40	18	19
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.363%	11/1/40	14	14

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.806%	6/1/40	9	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	3.644%	1/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	3.910%	2/1/41	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.006%	3.309%	5/1/37	14	15
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	4.085%	3/1/38	2	3
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.378%	11/1/34	18	19
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.934%	5/1/36	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	3.757%	2/1/36	6	6
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.410%	3.769%	10/1/36	9	10
[1,2,4]	Freddie Mac Non Gold Pool, 6M USD LIBOR + 1.355%	1.855%	6/1/37	7	7
[2,3]	Ginnie Mae	2.000%	1/21/51	12,607	13,180
[2,3]	Ginnie Mae	2.500%	1/21/51	3,828	4,052
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.625%	7/20/38	3	2
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.250%	7/20/41–8/20/41	30	31
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.875%	4/20/41–6/20/43	78	81
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.000%	1/20/41–3/20/43	78	82
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.125%	10/20/38–12/20/42	112	116
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.375%	5/20/41	3	3
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.375%	5/20/41	5	6
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.625%	11/20/40	1	1
					18,904
Total U.S. Government and Agency Obligations (Cost $2,853,872)					3,015,045
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[2]	Ally Auto Receivables Trust Class A3 Series 2018-1	2.350%	6/15/22	13	13
[2]	Ally Auto Receivables Trust Class A3 Series 2018-3	3.000%	1/17/23	10	10
[2]	Ally Auto Receivables Trust Class A3 Series 2019-2	2.230%	1/16/24	275	279
[2]	Ally Auto Receivables Trust Class A3 Series 2019-4	1.840%	6/17/24	230	233
[2]	Ally Auto Receivables Trust Class A4 Series 2018-1	2.530%	2/15/23	25	25
[2]	Ally Auto Receivables Trust Class A4 Series 2018-3	3.120%	7/17/23	50	52
[2]	Ally Auto Receivables Trust Class A4 Series 2019-2	2.260%	8/15/24	50	52
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	25	26
[2]	Ally Master Owner Trust Class A Series 2018-2	3.290%	5/15/23	100	101
[2]	Ally Master Owner Trust Class A2 Series 2018-1	2.700%	1/17/23	425	425
[2]	American Express Credit Account Master Trust Class A Series 2017-7	2.350%	5/15/25	225	234
[2]	American Express Credit Account Master Trust Class A Series 2018-2	3.010%	10/15/25	250	265
[2]	American Express Credit Account Master Trust Class A Series 2018-4	2.990%	12/15/23	325	328
[2]	American Express Credit Account Master Trust Class A Series 2018-8	3.180%	4/15/24	100	102
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2018-1	3.070%	12/19/22	22	22
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2019-1	2.970%	11/20/23	67	68
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-1	1.110%	8/19/24	500	505
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-2	0.660%	12/18/24	25	25
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-3	0.530%	6/18/25	25	25
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2018-1	3.260%	1/18/24	56	57
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2020-3	0.760%	12/18/25	25	25
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2018-1	3.500%	1/18/24	50	52
[2]	BA Credit Card Trust Class A1 Series 2018-A1	2.700%	7/17/23	475	476
[2]	BA Credit Card Trust Class A1 Series 2019-A1	1.740%	1/15/25	150	154
[2]	BA Credit Card Trust Class A2 Series 2018-A2	3.000%	9/15/23	400	403
[2]	BAMLL Commercial Mortgage Securities Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	72	82
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2015-UBS7	3.705%	9/15/48	75	84
[2]	Banc of America Commercial Mortgage Trust Class AS Series 2017-BNK3	3.748%	2/15/50	28	32
[2]	Banc of America Commercial Mortgage Trust Class ASB Series 2015-UBS7	3.429%	9/15/48	48	51
[2]	BANK Class A2 Series 2018-BN14	4.128%	9/15/60	50	54
[2]	BANK Class A3 Series 2017-BNK9	3.279%	11/15/54	150	167
[2,4]	BANK Class A3 Series 2018-BN11	4.046%	3/15/61	100	118

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BANK Class A3 Series 2019-BN19	3.183%	8/15/61	275	311
[2]	BANK Class A3 Series 2019-BN23	2.920%	12/15/52	180	200
[2]	BANK Class A3 Series 2019-BN24	2.960%	11/15/62	150	168
[2]	BANK Class A3 Series 2019-BNK20	3.011%	9/15/62	170	190
[2]	BANK Class A4 Series 2017-BNK6	3.254%	7/15/60	50	56
[2]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	100	111
[2]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	150	171
[2]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	150	172
[2,4]	BANK Class A4 Series 2018-BN12	4.255%	5/15/61	125	149
[2]	BANK Class A4 Series 2018-BN13	3.953%	8/15/61	50	58
[2,4]	BANK Class A4 Series 2018-BN15	4.407%	11/15/61	110	133
[2,4]	BANK Class A4 Series 2018-BNK14	4.231%	9/15/60	100	119
[2]	BANK Class A4 Series 2019-BN16	4.005%	2/15/52	125	148
[2]	BANK Class A4 Series 2019-BN18	3.584%	5/15/62	375	434
[2]	BANK Class A4 Series 2019-BN22	2.978%	11/15/62	290	324
[2]	BANK Class A4 Series 2019-BNK17	3.714%	4/15/52	100	117
[2]	BANK Class A4 Series 2020-BN26	2.403%	3/15/63	175	187
[2]	BANK Class A4 Series 2020-BN29	1.997%	11/15/53	50	52
[2]	BANK Class A4 Series 2020-BNK28	1.844%	3/15/63	50	51
[2]	BANK Class A4 Series 2020-BNK30	1.925%	12/10/53	75	77
[2]	BANK Class A5 Series 2017-BNK5	3.390%	6/15/60	150	170
[2]	BANK Class A5 Series 2017-BNK6	3.518%	7/15/60	404	461
[2]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	75	85
[2]	BANK Class A5 Series 2018-BN10	3.688%	2/15/61	250	288
[2,4]	BANK Class A5 Series 2018-BN13	4.217%	8/15/61	25	30
[2]	BANK Class A5 Series 2019-BN21	2.851%	10/17/52	375	415
[2]	BANK Class A5 Series 2020-BN25	2.649%	1/15/63	200	218
[2]	BANK Class A5 Series 2020-BN27	2.144%	4/15/63	150	158
[2]	BANK Class AS Series 2017-BNK5	3.624%	6/15/60	100	111
[2]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	404	453
[2]	BANK Class AS Series 2017-BNK7	3.748%	9/15/60	75	85
[2]	BANK Class AS Series 2017-BNK8	3.731%	11/15/50	25	29
[2,4]	BANK Class AS Series 2018-BN10	3.898%	2/15/61	50	57
[2,4]	BANK Class AS Series 2018-BN12	4.357%	5/15/61	50	59
[2,4]	BANK Class AS Series 2018-BN14	4.481%	9/15/60	25	30
[2]	BANK Class AS Series 2019-BN17	3.976%	4/15/52	25	29
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	BANK Class AS Series 2019-BN18	3.826%	5/15/62	50	58
[2]	BANK Class AS Series 2019-BN21	3.093%	10/17/52	75	83
[2]	BANK Class AS Series 2019-BN23	3.203%	12/15/52	75	84
[2,4]	BANK Class AS Series 2019-BN24	3.283%	11/15/62	75	84
[2]	BANK Class AS Series 2020-BN25	2.841%	1/15/63	65	70
[2]	BANK Class AS Series 2020-BN26	2.687%	3/15/63	55	59
[2]	BANK Class AS Series 2020-BN27	2.551%	4/15/63	50	53
[2]	BANK Class ASB Series 2018-BN10	3.641%	2/15/61	50	56
[2,4]	BANK Class C Series 2019-BNK19	4.034%	8/15/61	35	36
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/52	700	814
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/52	150	168
[2]	Barclays Commercial Mortgage Trust Class A5 Series 2019-C4	2.919%	8/15/52	275	304
[2]	Barclays Commercial Mortgage Trust Class AS Series 2019-C4	3.171%	8/15/52	25	28
[2,4]	Barclays Commercial Mortgage Trust Class AS Series 2019-C5	3.366%	11/15/52	100	112
[2]	BBCMS Mortgage Trust Class A4 Series 2017-C1	3.674%	2/15/50	325	372
[2]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	100	110
[2]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/51	125	150
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C7	2.037%	4/15/53	50	52
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/53	125	130
[2]	BBCMS Mortgage Trust Class AS Series 2017-C1	3.898%	2/15/50	100	113
[2]	BBCMS Mortgage Trust Class AS Series 2020-C6	2.840%	2/15/53	35	38
[2,4]	Bear Stearns Commercial Mortgage Securities Trust Class AM Series 2007-T26	5.432%	1/12/45	27	27
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B2	3.662%	2/15/51	125	131
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B3	3.848%	4/10/51	100	106
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B6	4.203%	10/10/51	50	54

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Benchmark Mortgage Trust Class A3 Series 2020-IG1	2.687%	9/15/43	125	137
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B5	4.208%	7/15/51	75	89
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	50	60
[2,4]	Benchmark Mortgage Trust Class A4 Series 2018-B7	4.510%	5/15/53	175	213
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B10	3.717%	3/15/62	80	93
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B13	2.952%	8/15/57	280	311
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	100	115
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	325	378
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B3	4.025%	4/10/51	225	264
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B4	4.121%	7/15/51	350	414
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B8	4.232%	1/15/52	125	150
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B11	3.542%	5/15/52	275	317
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B14	3.049%	12/15/62	225	252
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	230	256
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B9	4.016%	3/15/52	105	125
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	100	110
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B17	2.289%	3/15/53	100	106
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B19	1.850%	9/15/53	63	65
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B20	2.034%	10/15/53	100	104
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B21	1.978%	12/17/53	125	129
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B22	1.973%	1/15/54	100	103
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	50	57
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B4	4.311%	7/15/51	75	87
[2]	Benchmark Mortgage Trust Class AM Series 2019-B10	3.979%	3/15/62	50	58
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Benchmark Mortgage Trust Class AM Series 2020-B16	2.944%	2/15/53	25	27
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B2	4.084%	2/15/51	150	173
[2]	Benchmark Mortgage Trust Class AS Series 2018-B6	4.441%	10/10/51	25	30
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B8	4.532%	1/15/52	50	60
[2]	Benchmark Mortgage Trust Class AS Series 2019-B11	3.784%	5/15/52	75	86
[2]	Benchmark Mortgage Trust Class AS Series 2020-B17	2.583%	3/15/53	30	32
[2]	Benchmark Mortgage Trust Class AS Series 2020-B19	2.148%	9/15/53	25	26
[2]	Benchmark Mortgage Trust Class AS Series 2020-B20	2.375%	10/15/53	10	11
[2,4]	Benchmark Mortgage Trust Class AS Series 2020-IG1	2.909%	9/15/43	50	54
[2]	BMW Vehicle Owner Trust Class A3 Series 2018-A	2.350%	4/25/22	17	17
[2]	BMW Vehicle Owner Trust Class A3 Series 2020-A	0.480%	10/25/24	25	25
[2]	BMW Vehicle Owner Trust Class A4 Series 2018-A	2.510%	6/25/24	50	51
[2]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	135	151
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF1	3.786%	5/15/52	125	147
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF2	2.874%	11/15/52	140	155
[2]	Cantor Commercial Real Estate Lending Class AS Series 2019-CF3	3.298%	1/15/53	60	67
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2018-A1	3.010%	2/15/24	125	126
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2019-A1	2.840%	12/15/24	75	77
[2]	Capital One Multi-Asset Execution Trust Class A6 Series 2017-A6	2.290%	7/15/25	225	233
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-1	2.510%	11/15/23	100	102
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2020-1	1.600%	11/15/24	50	51
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	35	36
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	15	15
[2]	CarMax Auto Owner Trust Class A3 Series 2017-4	2.110%	10/17/22	17	17

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CarMax Auto Owner Trust Class A3 Series 2018-1	2.480%	11/15/22	27	28
[2]	CarMax Auto Owner Trust Class A3 Series 2018-2	2.980%	1/17/23	38	39
[2]	Carmax Auto Owner Trust Class A3 Series 2019-4	2.020%	11/15/24	180	185
[2]	Carmax Auto Owner Trust Class A3 Series 2020-1	1.890%	12/16/24	90	92
[2]	CarMax Auto Owner Trust Class A3 Series 2020-2	1.700%	11/15/24	25	25
[2]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	75	75
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.500%	8/15/25	475	475
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.630%	6/15/26	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2017-4	2.330%	5/15/23	50	51
[2]	CarMax Auto Owner Trust Class A4 Series 2018-1	2.640%	6/15/23	50	51
[2]	CarMax Auto Owner Trust Class A4 Series 2018-2	3.160%	7/17/23	50	52
[2]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	25	26
[2]	Carmax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	15	16
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	25	25
[2]	CD Commercial Mortgage Trust Class AAB Series 2017-CD3	3.453%	2/10/50	25	27
[2]	CD Commercial Mortgage Trust Class ASB Series 2017-CD6	3.332%	11/13/50	50	55
[2]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	150	163
[2,4]	CD Mortgage Trust Class A4 Series 2016-CD2	3.526%	11/10/49	100	113
[2]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	144	164
[2]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	75	89
[2]	CD Mortgage Trust Class A4 Series 2019-CD8	2.912%	8/15/57	450	497
[2]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	125	142
[2,4]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	75	84
[2]	CD Mortgage Trust Class AS Series 2017-CD3	3.833%	2/10/50	31	34
[2]	CenterPoint Energy Transition Bond Co. IV LLC Class A3 Series 2012-1	3.028%	10/15/25	315	332
[2]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C3	3.865%	1/10/48	125	142
[2,4]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C6	3.217%	11/10/49	250	275
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	150	164
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2017-C8	3.572%	6/15/50	50	57
[2]	CFCRE Commercial Mortgage Trust Class AM Series 2016-C4	3.691%	5/10/58	100	110
[2]	CGMS Commercial Mortgage Trust Class A4 Series 2017-B1	3.458%	8/15/50	250	284
[2,4]	CGMS Commercial Mortgage Trust Class AS Series 2017-B1	3.711%	8/15/50	50	56
[2]	Chase Issuance Trust Class A1 Series 2020-A1	1.530%	1/15/25	450	462
[2]	Chase Issuance Trust Class A2 Series 2014-A2	2.770%	3/15/23	225	226
[2]	Chase Issuance Trust Class A7 Series 2012-A7	2.160%	9/15/24	313	323
[2]	Citibank Credit Card Issuance Trust Class A1 Series 2014-A1	2.880%	1/23/23	100	100
[2]	Citibank Credit Card Issuance Trust Class A1 Series 2018-A1	2.490%	1/20/23	550	551
[2]	Citibank Credit Card Issuance Trust Class A2 Series 2016-A2	2.190%	11/20/23	200	203
[2]	Citibank Credit Card Issuance Trust Class A3 Series 2018-A3	3.290%	5/23/25	450	483
[2]	Citibank Credit Card Issuance Trust Class A5 Series 2014-A5	2.680%	6/7/23	200	202
[2]	Citigroup Commercial Mortgage Trust Class A2 Series 2018-B2	3.788%	3/10/51	50	53
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-P4	2.646%	7/10/49	150	160
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2012-GC8	3.024%	9/10/45	69	71
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	100	105
[2,4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	50	55
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	25	27
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	100	109
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	175	192

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC29	3.192%	4/10/48	175	191
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	100	112
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC33	3.778%	9/10/58	100	112
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-C1	3.209%	5/10/49	125	139
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC37	3.314%	4/10/49	50	56
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-P4	2.902%	7/10/49	75	82
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	250	284
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/51	275	321
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-GC43	3.038%	11/10/52	275	307
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	50	55
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	225	244
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2016-GC36	3.616%	2/10/49	475	534
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2019-GC41	2.869%	8/10/56	225	248
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2020-GC46	2.717%	2/15/53	110	120
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2014-GC19	3.552%	3/10/47	16	17
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2016-C1	3.003%	5/10/49	55	58
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2013-GC15	4.649%	9/10/46	75	81
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC19	4.345%	3/10/47	25	27
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2015-GC27	3.571%	2/10/48	100	108
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2017-C4	3.764%	10/12/50	50	56
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2020-GC46	2.918%	2/15/53	45	49
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC21	4.328%	5/10/47	50	53
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2015-GC29	3.758%	4/10/48	84	89
[2]	COMM Mortgage Trust Class A2 Series 2014-CR15	2.928%	2/10/47	26	26
[2]	COMM Mortgage Trust Class A2 Series 2014-UBS6	2.935%	12/10/47	21	21
[2]	COMM Mortgage Trust Class A2 Series 2015-CR22	2.856%	3/10/48	14	14
[2]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	124	128
[2]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	40	43
[2]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	48	51
[2]	COMM Mortgage Trust Class A3 Series 2014-CR21	3.528%	12/10/47	160	172
[2]	COMM Mortgage Trust Class A3 Series 2017-COR2	3.510%	9/10/50	35	40
[2]	COMM Mortgage Trust Class A3 Series 2018-COR3	4.228%	5/10/51	125	149
[2]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	58	60
[2,4]	COMM Mortgage Trust Class A4 Series 2013-CR10	4.210%	8/10/46	20	22
[2]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	150	164
[2]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	50	54
[2]	COMM Mortgage Trust Class A4 Series 2013-CR6	3.101%	3/10/46	515	537
[2]	COMM Mortgage Trust Class A4 Series 2013-CR7	3.213%	3/10/46	31	32
[2,4]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.219%	7/10/45	90	96
[2]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	83	87
[2,4]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	56	62
[2]	COMM Mortgage Trust Class A4 Series 2014-CR20	3.590%	11/10/47	50	55

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class A4 Series 2014-LC15	4.006%	4/10/47	150	164
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS3	3.819%	6/10/47	100	110
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS5	3.838%	9/10/47	125	138
[2]	COMM Mortgage Trust Class A4 Series 2015-CCRE24	3.432%	8/10/48	242	266
[2]	COMM Mortgage Trust Class A4 Series 2015-CR23	3.497%	5/10/48	100	111
[2]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	125	140
[2]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	225	253
[2]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	125	140
[2]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	125	136
[2]	COMM Mortgage Trust Class A4 Series 2016-CR28	3.762%	2/10/49	150	169
[2,4]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	71	75
[2]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	40	43
[2]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	50	55
[2]	COMM Mortgage Trust Class A5 Series 2014-CR19	3.796%	8/10/47	175	193
[2]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	50	55
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS2	3.961%	3/10/47	54	59
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS4	3.694%	8/10/47	125	137
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS6	3.644%	12/10/47	225	248
[2]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	150	165
[2]	COMM Mortgage Trust Class A5 Series 2015-DC1	3.350%	2/10/48	75	82
[2]	COMM Mortgage Trust Class A5 Series 2019-GC44	2.950%	8/15/57	115	128
[2]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	65	67
[2,5]	COMM Mortgage Trust Class AM Series 2012-CR3	3.416%	10/15/45	78	80
[2,4]	COMM Mortgage Trust Class AM Series 2013-CR11	4.715%	8/10/50	30	33
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class AM Series 2013-CR12	4.300%	10/10/46	25	26
[2]	COMM Mortgage Trust Class AM Series 2013-LC6	3.282%	1/10/46	58	60
[2]	COMM Mortgage Trust Class AM Series 2014-CCRE19	4.080%	8/10/47	50	55
[2]	COMM Mortgage Trust Class AM Series 2014-CR16	4.278%	4/10/47	75	82
[2]	COMM Mortgage Trust Class AM Series 2014-UBS2	4.199%	3/10/47	15	16
[2]	COMM Mortgage Trust Class AM Series 2014-UBS4	3.968%	8/10/47	44	48
[2]	COMM Mortgage Trust Class AM Series 2014-UBS6	4.048%	12/10/47	50	55
[2,4]	COMM Mortgage Trust Class AM Series 2015-CR22	3.603%	3/10/48	100	110
[2]	COMM Mortgage Trust Class AM Series 2015-CR23	3.801%	5/10/48	50	55
[2]	COMM Mortgage Trust Class AM Series 2015-LC19	3.527%	2/10/48	50	54
[2]	COMM Mortgage Trust Class ASB Series 2013-CCRE11	3.660%	8/10/50	18	19
[2]	COMM Mortgage Trust Class ASB Series 2013-CR12	3.623%	10/10/46	30	31
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE15	3.595%	2/10/47	20	21
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	35	36
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE17	3.598%	5/10/47	17	18
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE18	3.452%	7/15/47	32	33
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS2	3.472%	3/10/47	14	15
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS6	3.387%	12/10/47	100	105
[2]	COMM Mortgage Trust Class ASB Series 2015-CCRE23	3.257%	5/10/48	65	69
[2]	COMM Mortgage Trust Class ASB Series 2015-CCRE27	3.404%	10/10/48	121	129
[2]	COMM Mortgage Trust Class ASB Series 2015-LC19	3.040%	2/10/48	21	22
[2]	COMM Mortgage Trust Class ASB Series 2016-DC2	3.550%	2/10/49	125	134
[2,4]	COMM Mortgage Trust Class B Series 2013-CR12	4.762%	10/10/46	25	25
[2,4]	COMM Mortgage Trust Class B Series 2014-CCRE15	4.692%	2/10/47	28	30

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class B Series 2014-CR17	4.377%	5/10/47	25	26
[2]	COMM Mortgage Trust Class B Series 2014-UBS2	4.701%	3/10/47	10	11
[2,4]	COMM Mortgage Trust Class C Series 2013-LC6	4.242%	1/10/46	25	25
[2,4]	COMM Mortgage Trust Class C Series 2014-CCRE15	4.742%	2/10/47	50	53
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2019-C16	3.329%	6/15/52	275	313
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C1	3.505%	4/15/50	100	110
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	150	166
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C3	3.718%	8/15/48	100	111
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	200	226
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2017-C8	3.392%	6/15/50	150	168
[2,4]	CSAIL Commercial Mortgage Trust Class A4 Series 2018-CX12	4.224%	8/15/51	25	30
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C15	4.053%	3/15/52	225	263
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	200	223
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX10	3.458%	11/15/50	150	170
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX9	3.446%	9/15/50	50	56
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2018-CX11	4.033%	4/15/51	275	316
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C1	3.791%	4/15/50	75	82
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C2	3.849%	6/15/57	75	80
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C3	3.448%	8/15/48	78	82
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C4	3.617%	11/15/48	48	51
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C1	4.044%	4/15/50	50	53
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C3	4.126%	8/15/48	50	46
[2]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	100	122
[2]	DBJPM Mortgage Trust Class A4 Series 2016-C1	3.276%	5/10/49	75	83
[2]	DBJPM Mortgage Trust Class A5 Series 2016-C3	2.890%	8/10/49	100	109
[2]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	100	113
[2]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	9/15/53	50	52
[2,4]	DBJPM Mortgage Trust Class AM Series 2017-C6	3.561%	6/10/50	50	55
[2]	Discover Card Execution Note Trust Class A Series 2015-A3	1.890%	10/15/24	275	283
[2]	Discover Card Execution Note Trust Class A1 Series 2015-A1	3.030%	8/15/25	225	238
[2]	Discover Card Execution Note Trust Class A2 Series 2017-A2	2.390%	7/15/24	150	153
[2]	Drive Auto Receivables Trust Class B Series 2020-1	2.080%	7/15/24	75	76
[2]	Drive Auto Receivables Trust Class C Series 2018-2	3.630%	8/15/24	3	3
[2]	Drive Auto Receivables Trust Class C Series 2020-1	2.360%	3/16/26	50	51
[1,2,4]	Fannie Mae Multifamily Remic Trust Class A2 Series 2015-M12	2.797%	5/25/25	225	240
[1,2,4]	Fannie Mae-Aces Class 1A Series 2014-M7	3.234%	6/25/24	232	248
[1,2]	Fannie Mae-Aces Class A Series 2015-M2	2.620%	12/25/24	166	177
[1,2]	Fannie Mae-Aces Class A1 Series 2015-M8	2.344%	1/25/25	65	68
[1,2]	Fannie Mae-Aces Class A2 Series 2011-M4	3.726%	6/25/21	67	67
[1,2,4]	Fannie Mae-Aces Class A2 Series 2013-M14	3.329%	10/25/23	245	260
[1,2]	Fannie Mae-Aces Class A2 Series 2013-M7	2.280%	12/27/22	52	53
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M1	3.128%	7/25/23	275	290
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M13	3.021%	8/25/24	185	200
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M2	3.513%	12/25/23	244	261

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M3	3.495%	1/25/24	117	126
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M4	3.346%	3/25/24	167	179
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M6	2.679%	5/25/21	76	76
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M8	3.056%	6/25/24	143	153
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M9	3.103%	7/25/24	189	205
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M1	2.532%	9/25/24	282	299
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/27	100	111
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M15	2.923%	10/25/25	275	302
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M3	2.723%	10/25/24	92	98
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M7	2.590%	12/25/24	171	182
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M8	2.900%	1/25/25	100	108
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M11	2.369%	7/25/26	250	269
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M12	2.444%	9/25/26	250	269
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M13	2.483%	9/25/26	75	82
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M3	2.702%	2/25/26	98	107
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M4	2.576%	3/25/26	100	108
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M42	1.270%	7/25/30	10	10
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M5	2.469%	4/25/26	200	216
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	75	80
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M9	2.292%	6/25/26	300	320
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M1	2.417%	10/25/26	200	218
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M12	3.079%	6/25/27	300	338
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M2	2.801%	2/25/27	200	222
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M4	2.584%	12/25/26	200	219
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M5	3.171%	4/25/29	75	86
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/27	250	280
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/27	514	578
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M10	3.370%	7/25/28	125	145
[1,2]	Fannie Mae-Aces Class A2 Series 2018-M10	3.610%	2/25/31	300	358
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M12	3.639%	8/25/30	50	60
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M13	3.697%	9/25/30	200	242
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M14	3.578%	8/25/28	100	118
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M4	3.045%	3/25/28	165	188
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M7	3.052%	3/25/28	100	114
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M1	3.555%	9/25/28	200	236
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M18	2.469%	8/25/29	250	272
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M2	3.631%	11/25/28	200	234
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/29	200	222
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M7	3.143%	4/25/29	230	264
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M9	2.937%	4/25/29	325	365
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M1	2.444%	10/25/29	950	1,043
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M14	1.784%	5/25/30	150	155
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M22	2.522%	8/25/29	375	413
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M29	1.492%	5/25/30	100	101
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M46	1.323%	5/25/30	250	254
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M5	2.210%	1/25/30	125	133
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M52	1.320%	10/25/30	175	178
[1,2]	Fannie Mae-Aces Class A3 Series 2011-M2	3.764%	4/25/21	34	35

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M12	2.411%	3/25/23	170	176
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M14	2.548%	4/25/23	44	44
[1,2,4]	Fannie Mae-Aces Class ASV2 Series 2014-M12	2.614%	10/25/21	135	136
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2013-M4	2.608%	3/25/22	1	1
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2018-M2	2.902%	1/25/28	425	464
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2015-M4	2.509%	7/25/22	115	117
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M2	2.152%	1/25/23	118	121
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M7	2.157%	10/25/23	47	48
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M10	2.555%	7/25/24	110	117
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M15	3.136%	11/25/27	275	304
[2]	Fifth Third Auto Trust Class A3 Series 2019-1	2.640%	12/15/23	125	127
[2]	Fifth Third Auto Trust Class A4 Series 2019-1	2.690%	11/16/26	50	52
[2]	Ford Credit Auto Lease Trust Class A3 Series 2019-A	2.900%	5/15/22	30	30
[2]	Ford Credit Auto Lease Trust Class A4 Series 2019-A	2.980%	6/15/22	25	25
[2]	Ford Credit Auto Owner Trust Class A3 Series 2017-C	2.010%	3/15/22	23	23
[2]	Ford Credit Auto Owner Trust Class A3 Series 2019-A	2.780%	9/15/23	150	153
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	25	25
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	150	151
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-C	0.410%	7/15/25	75	75
[2]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	50	52
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-B	0.790%	11/15/25	35	35
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-C	0.510%	8/15/26	25	25
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2017-3	2.480%	9/15/24	170	176
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-2	3.170%	3/15/25	200	212
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	50	51
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2018-1	2.950%	5/15/23	225	227
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	275	276
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K030	2.779%	9/25/22	78	80
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K032	3.016%	2/25/23	102	105
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K033	2.871%	2/25/23	130	134
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K038	2.604%	10/25/23	34	35
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K039	2.683%	12/25/23	28	29
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K040	2.768%	4/25/24	59	61
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K042	2.267%	6/25/24	28	29
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K043	2.532%	10/25/23	27	28
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K045	2.493%	11/25/24	79	82
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K047	2.827%	12/25/24	64	67
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K080	3.736%	4/25/28	95	107
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K087	3.591%	10/25/27	94	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K121	0.995%	8/25/30	25	25
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K122	0.863%	5/25/30	15	15
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K718	2.375%	9/25/21	30	30
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K730	3.452%	9/25/24	22	23
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K014	3.871%	4/25/21	96	96

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K017	2.873%	12/25/21	311	316
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K019	2.272%	3/25/22	143	146
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K020	2.373%	5/25/22	350	358
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K021	2.396%	6/25/22	225	231
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K026	2.510%	11/25/22	325	336
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K027	2.637%	1/25/23	325	337
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K028	3.111%	2/25/23	475	500
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K029	3.320%	2/25/23	325	344
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K030	3.250%	4/25/23	325	344
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K031	3.300%	4/25/23	1,215	1,291
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K032	3.310%	5/25/23	340	362
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K033	3.060%	7/25/23	325	345
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K034	3.531%	7/25/23	288	309
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K035	3.458%	8/25/23	400	429
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K036	3.527%	10/25/23	325	351
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K038	3.389%	3/25/24	400	435
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K039	3.303%	7/25/24	225	246
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K040	3.241%	9/25/24	275	302
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K041	3.171%	10/25/24	275	302
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K042	2.670%	12/25/24	25	27
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K043	3.062%	12/25/24	150	164
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K045	3.023%	1/25/25	175	192
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K046	3.205%	3/25/25	175	194
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K047	3.329%	5/25/25	175	195
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K048	3.284%	6/25/25	225	250
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K049	3.010%	7/25/25	125	138
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K050	3.334%	8/25/25	200	224
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K052	3.151%	11/25/25	125	139
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K053	2.995%	12/25/25	75	83
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K054	2.745%	1/25/26	200	220
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	150	164
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	100	110
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K063	3.430%	1/25/27	475	545
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	300	342
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	433	495
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	150	171

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	500	572
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	125	144
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	200	229
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	75	87
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	100	115
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	100	116
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/28	125	145
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/28	225	264
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K075	3.650%	2/25/28	150	177
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	350	418
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/28	100	119
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/28	25	30
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/28	175	210
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/28	100	120
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/28	75	90
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/28	1,700	2,059
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K084	3.780%	10/25/28	275	324
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K085	4.060%	10/25/28	225	272
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/28	400	479
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	275	328
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/29	25	30
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/29	200	235
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K091	3.505%	3/25/29	450	532
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K092	3.298%	4/25/29	225	263
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/29	400	457
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K094	2.903%	6/25/29	275	313
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/29	275	310
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	225	249
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K098	2.425%	8/25/29	450	496
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	210	234
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K101	2.524%	10/25/29	370	412
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	350	390
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K103	2.651%	11/25/29	300	337
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K104	2.253%	1/25/30	445	485
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K105	1.872%	1/25/30	95	101
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K106	2.069%	1/25/30	1,300	1,400

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K107	1.639%	1/25/30	100	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K108	1.517%	3/25/30	150	155
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K109	1.558%	4/25/30	425	440
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K110	1.477%	4/25/30	25	26
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K111	1.350%	5/25/30	25	25
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K114	1.366%	6/25/30	125	127
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	320	326
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/30	25	26
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/30	400	411
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	300	308
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K121	1.547%	10/25/30	175	181
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	175	180
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1510	3.718%	1/25/31	75	90
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1511	3.470%	3/25/31	100	116
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1514	2.859%	10/25/34	225	257
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1515	1.940%	2/25/35	150	156
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1516	1.721%	5/25/35	225	227
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1517	1.716%	7/25/35	25	25
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1518	1.860%	10/25/35	100	103
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K152	3.080%	1/25/31	100	115
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K155	3.750%	11/25/32	100	121
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K157	3.990%	5/25/33	75	92
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K715	2.856%	1/25/21	13	13
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K716	3.130%	6/25/21	344	345
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K717	2.991%	9/25/21	221	223
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K718	2.791%	1/25/22	225	229
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K720	2.716%	6/25/22	150	154
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K723	2.454%	8/25/23	125	131
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K724	3.062%	11/25/23	100	107
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K726	2.905%	4/25/24	181	193
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K727	2.946%	7/25/24	200	215
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K728	3.064%	8/25/24	1,550	1,678
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K730	3.590%	1/25/25	275	305
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K731	3.600%	2/25/25	225	247
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K734	3.208%	2/25/26	375	418
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K735	2.862%	5/25/26	500	552

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K737	2.525%	10/25/26	400	438
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	100	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	25	26
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KC02	3.370%	7/25/25	175	189
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KW01	2.853%	1/25/26	200	218
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1510	3.794%	1/25/34	125	154
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1511	3.542%	3/25/34	225	273
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	335	380
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K154	3.459%	11/25/32	50	60
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K155	3.750%	4/25/33	200	244
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K157	3.990%	8/25/33	75	94
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2019-2	2.670%	3/21/22	52	53
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-1	1.670%	12/20/22	25	25
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-2	0.800%	7/20/23	25	25
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-3	0.450%	8/21/23	50	50
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2019-2	2.720%	3/20/23	50	51
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-1	1.700%	12/20/23	10	10
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-3	0.510%	10/21/24	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2018-2	2.810%	12/16/22	47	47
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-1	1.840%	9/16/24	90	92
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-3	0.450%	4/16/25	175	176
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-4	0.380%	8/18/25	115	115
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2018-2	3.020%	12/18/23	75	77
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-1	1.900%	3/17/25	30	31
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-3	0.580%	1/16/26	25	25
[2]	GS Mortgage Securities Corp II Class A5 Series 2013-GC10	2.943%	2/10/46	92	95
[2]	GS Mortgage Securities Corp II Class AS Series 2013-GC10	3.279%	2/10/46	35	36
[2]	GS Mortgage Securities Trust Class A3 Series 2012-GC6	3.482%	1/10/45	299	304
[2]	GS Mortgage Securities Trust Class A3 Series 2012-GCJ9	2.773%	11/10/45	122	126
[2]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	150	169
[2]	GS Mortgage Securities Trust Class A4 Series 2011-GC5	3.707%	8/10/44	77	78
[2]	GS Mortgage Securities Trust Class A4 Series 2012-GCJ7	3.377%	5/10/45	107	109
[2]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	90	95
[2]	GS Mortgage Securities Trust Class A4 Series 2014-GC18	4.074%	1/10/47	200	217
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	150	165
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	50	56
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	100	111
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS2	3.050%	5/10/49	75	82
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	200	218
[2,4]	GS Mortgage Securities Trust Class A4 Series 2016-GS4	3.442%	11/10/49	75	84
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS5	3.674%	3/10/50	150	170
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS7	3.430%	8/10/50	261	295
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC39	3.567%	5/10/52	100	115

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	150	169
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	275	307
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GSA1	3.048%	11/10/52	125	140
[2,4]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.051%	7/10/46	20	22
[2]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	150	163
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC22	3.862%	6/10/47	50	55
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	125	138
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	225	248
[2]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	150	164
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	125	139
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/53	75	80
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GSA2	2.012%	12/12/53	125	129
[2]	GS Mortgage Securities Trust Class AAB Series 2013-GC14	3.817%	8/10/46	16	16
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC22	3.467%	6/10/47	33	34
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC26	3.365%	11/10/47	59	62
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC32	3.513%	7/10/48	115	122
[2]	GS Mortgage Securities Trust Class AB Series 2015-GC34	3.278%	10/10/48	121	129
[2]	GS Mortgage Securities Trust Class AS Series 2013-GCJ2	3.375%	6/10/46	39	41
[2]	GS Mortgage Securities Trust Class AS Series 2014-GC26	3.964%	11/10/47	50	55
[2,4]	GS Mortgage Securities Trust Class AS Series 2016-GS4	3.645%	11/10/49	50	55
[2,4]	GS Mortgage Securities Trust Class AS Series 2017-GS5	3.826%	3/10/50	50	56
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS7	3.663%	8/10/50	70	79
[2]	GS Mortgage Securities Trust Class AS Series 2019-GC42	3.212%	9/1/52	50	56
[2,4]	GS Mortgage Securities Trust Class AS Series 2020-GC45	3.173%	2/13/53	35	39
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GS Mortgage Securities Trust Class AS Series 2020-GSA2	2.224%	12/12/53	25	26
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.511%	9/10/47	25	24
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC26	4.215%	11/10/47	50	52
[2,4]	GS Mortgage Securities Trust Class C Series 2017-GS6	4.322%	5/10/50	10	11
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2017-4	2.050%	11/22/21	3	3
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2018-1I	2.600%	2/15/22	49	50
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2018-2	3.010%	5/18/22	28	28
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2019-2	2.520%	6/21/23	150	153
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-1	1.610%	4/22/24	110	112
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-3	0.370%	10/18/24	100	100
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2018-1I	2.780%	5/15/24	75	76
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2018-2	3.160%	8/19/24	50	51
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2019-2	2.540%	3/21/25	30	31
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-1	1.630%	10/21/26	20	21
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	25	25
[2]	Hyundai Auto Receivables Trust Class A3 Series 2018-A	2.790%	7/15/22	18	18
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-A	1.410%	11/15/24	10	10
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	50	50
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-C	0.380%	5/15/25	50	50
[2]	Hyundai Auto Receivables Trust Class A4 Series 2018-A	2.940%	6/17/24	75	77
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	25	25
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	149	153
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C8	2.829%	10/15/45	109	112

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2012-CBX	3.483%	6/15/45	163	166
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	100	109
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2016-JP4	3.648%	12/15/49	100	114
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-C10	3.143%	12/15/47	51	54
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	208	218
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2014-C20	3.805%	7/15/47	75	82
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2015-JP1	3.914%	1/15/49	75	85
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	250	273
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C10	3.372%	12/15/47	39	41
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2016-JP4	3.870%	12/15/49	75	84
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-LC11	3.499%	4/15/46	50	49
[2]	JPMBB Commercial Mortgage Securities Trust Class A2 Series 2014-C24	2.940%	11/15/47	11	11
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C19	3.669%	4/15/47	50	50
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	107	120
[2,4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	100	106
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	95	104
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C22	3.801%	9/15/47	175	192
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	175	192
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	59	64
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C28	3.227%	10/15/48	125	136
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C29	3.611%	5/15/48	100	111
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	82	93
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	39	42
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	65	71
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	127	139
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C21	3.775%	8/15/47	25	27
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C23	3.934%	9/15/47	85	94
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	50	55
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C25	3.672%	11/15/47	200	220
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C30	3.822%	7/15/48	100	112
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	125	140
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	26	28
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C14	4.409%	8/15/46	30	32
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C15	4.420%	11/15/45	35	38

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	25	27
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C19	4.243%	4/15/47	50	55
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C22	4.110%	9/15/47	50	55
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C23	4.202%	9/15/47	50	55
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C24	3.914%	11/15/47	75	81
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C25	4.065%	11/15/47	50	55
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C26	3.800%	1/15/48	50	55
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C28	3.532%	10/15/48	50	54
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	50	56
[2,4]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C14	3.761%	8/15/46	22	23
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C15	3.659%	11/15/45	6	6
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2014-C21	3.428%	8/15/47	22	23
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C27	3.017%	2/15/48	92	96
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C29	3.304%	5/15/48	50	53
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C30	3.559%	7/15/48	111	116
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C31	3.540%	8/15/48	49	52
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C32	3.358%	11/15/48	111	118
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2016-C1	3.316%	3/15/49	73	78
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.794%	2/15/47	30	32
[2]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C26	3.951%	1/15/48	50	53
[2]	JPMCC Commercial Mortgage Securities Trust Class A2 Series 2017-JP6	3.050%	7/15/50	31	32
[2]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2019-COR5	3.386%	6/13/52	200	228
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	400	458
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	100	113
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2019-COR4	4.029%	3/10/52	300	356
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2017-JP6	3.744%	7/15/50	100	112
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2019-COR5	3.669%	6/13/52	25	28
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2016-C2	3.144%	6/15/49	75	83
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	225	267
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2019-COR6	3.057%	11/13/52	175	196
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	75	85
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2020-COR7	2.180%	5/13/53	50	52
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2016-C2	3.484%	6/15/49	50	54
[2,4]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	50	57
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2018-C8	4.421%	6/15/51	25	29
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2020-A	1.840%	12/15/22	50	51
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-A	1.880%	9/15/25	25	26

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	10	10
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2020-1	0.550%	2/18/25	50	50
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2020-1	0.770%	10/15/26	10	10
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2017-C34	3.276%	11/15/52	125	137
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C5	3.176%	8/15/45	100	103
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.152%	8/15/46	40	43
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	100	109
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C7	2.918%	2/15/46	68	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C8	3.134%	12/15/48	100	105
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	50	53
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	75	82
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	200	217
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C22	3.306%	4/15/48	75	82
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	125	140
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C24	3.732%	5/15/48	75	84
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C27	3.753%	12/15/47	75	84
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C28	3.544%	1/15/49	225	252
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	150	170
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	100	108
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	100	109
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	75	84
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C26	3.531%	10/15/48	75	84
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C30	2.860%	9/15/49	200	219
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C31	3.102%	11/15/49	250	276
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2017-C33	3.599%	5/15/50	150	170
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C11	4.352%	8/15/46	20	19
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	14	14
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C8	3.376%	12/15/48	50	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C9	3.456%	5/15/46	50	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2017-C33	3.852%	5/15/50	100	112
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C16	3.477%	6/15/47	17	18
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C19	3.326%	12/15/47	41	43
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C20	3.069%	2/15/48	42	44
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C22	3.040%	4/15/48	89	94
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C23	3.398%	7/15/50	46	48
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C25	3.383%	10/15/48	120	127
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C26	3.323%	10/15/48	72	77

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C27	3.557%	12/15/47	49	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2016-C28	3.288%	1/15/49	100	105
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C14	4.860%	2/15/47	100	107
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.335%	6/15/47	50	51
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C18	4.481%	10/15/47	50	54
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2015-C22	3.883%	4/15/48	50	52
[2]	Morgan Stanley Capital I Trust Class A3 Series 2019-L2	3.806%	3/15/52	50	58
[2]	Morgan Stanley Capital I Trust Class A3 Series 2020-L4	2.698%	2/15/53	175	190
[2]	Morgan Stanley Capital I Trust Class A4 Series 2012-C4	3.244%	3/15/45	350	356
[2]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	75	84
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	100	110
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	200	218
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS12	3.596%	12/15/49	200	226
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-H6	3.417%	6/15/52	250	283
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L2	4.071%	3/15/52	150	177
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/52	200	223
[2]	Morgan Stanley Capital I Trust Class A5 Series 2017-H1	3.530%	6/15/50	150	170
[2]	Morgan Stanley Capital I Trust Class AS Series 2012-C4	3.773%	3/15/45	75	76
[2]	Morgan Stanley Capital I Trust Class AS Series 2016-BNK2	3.282%	11/15/49	83	91
[2]	Morgan Stanley Capital I Trust Class AS Series 2019-H6	3.700%	6/15/52	25	28
[2]	Morgan Stanley Capital I Trust Class AS Series 2020-L4	2.880%	2/15/53	25	27
[2]	Nissan Auto Lease Trust Class A3 Series 2020-A	1.840%	1/17/23	50	51
[2]	Nissan Auto Lease Trust Class A4 Series 2020-A	1.880%	4/15/25	25	26
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2018-A	2.650%	5/16/22	28	29
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2019-B	2.500%	11/15/23	125	127
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2019-C	1.930%	7/15/24	150	153
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	0.550%	7/15/24	50	50
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	1.380%	12/16/24	50	51
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2017-B	1.950%	10/16/23	99	99
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2018-A	2.890%	6/17/24	100	102
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-B	2.540%	12/15/25	30	31
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-C	1.950%	5/15/26	35	36
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-2	0.960%	11/15/24	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-3	0.690%	3/17/25	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-4	0.730%	3/17/25	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2018-2	3.350%	7/17/23	28	28
[2]	Santander Drive Auto Receivables Trust Class C Series 2018-3	3.510%	8/15/23	28	28
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-4	1.010%	1/15/26	25	25
[2]	Synchrony Card Issuance Trust Class A Series 2018-A1	3.380%	9/15/24	275	281
[2]	Synchrony Credit Card Master Note Trust Class A Series 2016-2	2.210%	5/15/24	373	375
[2]	Synchrony Credit Card Master Note Trust Class A Series 2017-2	2.620%	10/15/25	150	156
[2]	Synchrony Credit Card Master Note Trust Class A Series 2018-1	2.970%	3/15/24	275	276
[2]	Synchrony Credit Card Master Note Trust Class A Series 2018-2	3.470%	5/15/26	275	294
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2017-D	1.930%	1/18/22	27	27
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2018-A	2.350%	5/16/22	31	31

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2018-B	2.960%	9/15/22	58	59
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	1.660%	5/15/24	135	138
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-B	1.360%	8/15/24	10	10
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-D	0.350%	1/15/25	75	75
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2018-A	2.520%	5/15/23	50	51
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2018-B	3.110%	11/15/23	25	26
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	25	26
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-D	0.470%	1/15/26	25	25
[2]	UBS Commercial Mortgage Trust Class A2 Series 2018-C13	4.208%	10/15/51	24	26
[2]	UBS Commercial Mortgage Trust Class A3 Series 2017-C4	3.301%	10/15/50	100	110
[2]	UBS Commercial Mortgage Trust Class A3 Series 2018-C8	3.720%	2/15/51	150	172
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C1	3.460%	6/15/50	100	112
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C2	3.487%	8/15/50	150	171
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C3	3.426%	8/15/50	175	198
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C4	3.563%	10/15/50	150	169
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	173
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C13	4.334%	10/15/51	75	90
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C14	4.448%	12/15/51	225	271
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C15	4.341%	12/15/51	125	149
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C8	3.983%	2/15/51	275	322
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C16	3.605%	4/15/52	100	115
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C17	2.921%	10/15/52	125	137
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C18	3.035%	12/15/52	75	83
[2]	UBS Commercial Mortgage Trust Class A5 Series 2017-C5	3.474%	11/15/50	100	113
[2,4]	UBS Commercial Mortgage Trust Class A5 Series 2018-C11	4.241%	6/15/51	125	147
[2]	UBS Commercial Mortgage Trust Class A5 Series 2018-C12	4.296%	8/15/51	100	119
[2]	UBS Commercial Mortgage Trust Class AS Series 2017-C1	3.724%	6/15/50	50	56
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C2	3.740%	8/15/50	50	56
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C3	3.739%	8/15/50	75	84
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C4	3.836%	10/15/50	62	70
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C7	4.061%	12/15/50	100	112
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2018-C8	4.215%	2/15/51	75	87
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C5	3.185%	3/10/46	104	109
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	165	173
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2018-C10	4.313%	5/15/51	175	207
[2,4]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2018-C9	4.117%	3/15/51	275	322
[2]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	25	26
[2]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2019-C16	3.887%	4/15/52	25	29

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A2 Series 2015-NXS1	2.632%	5/15/48	7	7
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2012-LC5	2.918%	10/15/45	62	64
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2014-LC18	3.271%	12/15/47	42	43
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	150	162
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-C36	2.807%	11/15/59	50	54
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	100	110
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C26	3.166%	2/15/48	75	82
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	234	249
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C28	3.540%	5/15/48	175	194
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	175	195
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	75	85
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-P2	3.809%	12/15/48	50	57
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-SG1	3.789%	9/15/48	209	232
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C32	3.560%	1/15/59	125	139
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C33	3.426%	3/15/59	325	364
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C34	3.096%	6/15/49	75	81
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-LC24	2.942%	10/15/49	162	178
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	150	171
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C41	3.472%	11/15/50	250	283
[2,4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C43	4.012%	3/15/51	275	322
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/51	200	236
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	75	88
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	150	180
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C51	3.311%	6/15/52	200	227
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C53	3.040%	10/15/52	200	224
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	100	113
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2020-C58	2.092%	7/15/53	50	52
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	75	82
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	125	137
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-LC20	3.184%	4/15/50	276	302
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-NXS1	3.148%	5/15/48	50	55
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2016-C37	3.794%	12/15/49	100	114
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C38	3.453%	7/15/50	192	218
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C39	3.418%	9/15/50	175	198
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	175	206
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C49	4.023%	3/15/52	225	266

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C50	3.729%	5/15/52	125	145
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C52	2.892%	8/15/52	270	298
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C55	2.725%	2/15/53	165	181
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C56	2.448%	6/15/53	50	54
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC18	3.808%	12/15/47	75	83
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C26	3.580%	2/15/48	50	54
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C28	3.872%	5/15/48	31	34
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	75	84
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C38	3.665%	7/15/50	54	60
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C39	3.702%	9/15/50	100	112
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C40	3.854%	10/15/50	25	28
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2018-C43	4.152%	3/15/51	50	58
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2019-C52	3.143%	8/15/52	100	111
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C26	2.991%	2/15/48	107	112
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C29	3.400%	6/15/48	111	117
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC20	2.978%	4/15/50	25	27
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC22	3.571%	9/15/58	47	50
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-NXS1	2.934%	5/15/48	42	43
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-P2	3.656%	12/15/48	100	107
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-C32	3.324%	1/15/59	58	62
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-LC24	2.825%	10/15/49	100	105
[2]	Wells Fargo Commercial Mortgage Trust Class B Series 2015-LC20	3.719%	4/15/50	50	53
[2]	WFRBS Commercial Mortgage Trust Class A2 Series 2012-C7	3.431%	6/15/45	125	128
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C8	3.001%	8/15/45	75	77
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C9	2.870%	11/15/45	122	126
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C19	3.660%	3/15/47	18	18
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C24	3.428%	11/15/47	38	39
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2012-C6	3.440%	4/15/45	166	168
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C12	3.198%	3/15/48	39	41
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C13	3.001%	5/15/45	76	80
[2,4]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	100	108
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	25	27
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C11	3.071%	3/15/45	94	98
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C14	3.337%	6/15/46	150	159
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	30	33
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	50	55
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	25	27

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	75	82
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C22	3.752%	9/15/57	150	165
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	50	55
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	65	71
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	140	153
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C7	4.090%	6/15/45	100	101
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C12	3.560%	3/15/48	18	19
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	15	16
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C14	3.488%	6/15/46	75	78
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C15	4.358%	8/15/46	20	21
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C16	4.668%	9/15/46	50	54
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C17	4.255%	12/15/46	25	27
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C20	4.176%	5/15/47	25	27
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-LC14	4.351%	3/15/47	60	65
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C15	3.720%	8/15/46	10	10
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C16	3.963%	9/15/46	18	19
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C17	3.558%	12/15/46	15	16
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C19	3.618%	3/15/47	17	17
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C20	3.638%	5/15/47	17	18
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C23	3.636%	10/15/57	60	63
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-LC14	3.522%	3/15/47	38	39
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2013-C17	4.788%	12/15/46	25	27
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C19	4.723%	3/15/47	25	27
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C22	4.371%	9/15/57	25	27
[2]	World Financial Network Credit Card Master Note Trust Class A Series 2018-A	3.070%	12/16/24	200	201
[2]	World Omni Auto Receivables Trust Class A3 Series 2019-C	1.960%	12/16/24	125	127
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.700%	1/17/23	50	51
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.100%	4/15/25	90	91
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-C	0.480%	11/17/25	50	50
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-A	1.790%	6/16/25	25	26
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-B	0.820%	1/15/26	10	10
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-C	0.610%	10/15/26	25	25
[2]	World Omni Automobile Lease Securitization Trust Class A3 Series 2020-B	0.450%	2/15/24	100	100
[2]	World Omni Automobile Lease Securitization Trust Class A4 Series 2020-B	0.520%	2/17/26	25	25
[2]	World Omni Select Auto Trust Class A3 Series 2020-A	0.550%	7/15/25	25	25
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $120,519)					128,762
Corporate Bonds (29.8%)
Communications (2.7%)
	Activision Blizzard Inc.	3.400%	9/15/26	160	182
	Activision Blizzard Inc.	1.350%	9/15/30	150	147
	Activision Blizzard Inc.	4.500%	6/15/47	200	260
	Activision Blizzard Inc.	2.500%	9/15/50	300	290
	Alphabet Inc.	0.450%	8/15/25	500	500
	Alphabet Inc.	0.800%	8/15/27	500	498
	Alphabet Inc.	1.100%	8/15/30	500	492
	Alphabet Inc.	1.900%	8/15/40	200	195
	Alphabet Inc.	2.050%	8/15/50	500	477

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alphabet Inc.	2.250%	8/15/60	500	479
	America Movil SAB de CV	3.125%	7/16/22	300	312
	America Movil SAB de CV	3.625%	4/22/29	200	226
	America Movil SAB de CV	2.875%	5/7/30	200	217
	America Movil SAB de CV	6.375%	3/1/35	300	450
	America Movil SAB de CV	6.125%	11/15/37	150	214
	America Movil SAB de CV	6.125%	3/30/40	200	295
	America Movil SAB de CV	4.375%	7/16/42	250	312
	America Movil SAB de CV	4.375%	4/22/49	400	514
	AT&T Inc.	3.000%	6/30/22	767	793
	AT&T Inc.	4.050%	12/15/23	100	110
	AT&T Inc.	4.450%	4/1/24	250	279
	AT&T Inc.	3.950%	1/15/25	268	301
	AT&T Inc.	3.400%	5/15/25	940	1,043
	AT&T Inc.	3.600%	7/15/25	275	309
	AT&T Inc.	4.125%	2/17/26	515	595
	AT&T Inc.	3.800%	2/15/27	700	804
	AT&T Inc.	2.300%	6/1/27	450	480
	AT&T Inc.	1.650%	2/1/28	500	509
	AT&T Inc.	4.100%	2/15/28	402	472
	AT&T Inc.	4.350%	3/1/29	650	773
	AT&T Inc.	4.300%	2/15/30	660	788
	AT&T Inc.	2.750%	6/1/31	450	480
	AT&T Inc.	2.250%	2/1/32	600	608
[5]	AT&T Inc.	2.550%	12/1/33	472	485
	AT&T Inc.	4.500%	5/15/35	200	242
	AT&T Inc.	5.250%	3/1/37	500	645
	AT&T Inc.	4.900%	8/15/37	300	374
	AT&T Inc.	4.850%	3/1/39	480	595
	AT&T Inc.	3.500%	6/1/41	500	539
	AT&T Inc.	5.550%	8/15/41	225	298
	AT&T Inc.	5.150%	3/15/42	375	478
	AT&T Inc.	4.900%	6/15/42	525	655
	AT&T Inc.	4.300%	12/15/42	271	316
	AT&T Inc.	3.100%	2/1/43	500	507
	AT&T Inc.	4.350%	6/15/45	312	357
	AT&T Inc.	4.750%	5/15/46	350	434
	AT&T Inc.	5.150%	11/15/46	736	960
	AT&T Inc.	5.450%	3/1/47	500	670
	AT&T Inc.	4.500%	3/9/48	400	474
	AT&T Inc.	4.550%	3/9/49	362	435
	AT&T Inc.	5.150%	2/15/50	332	429
	AT&T Inc.	3.650%	6/1/51	600	628
[5]	AT&T Inc.	3.500%	9/15/53	1,558	1,562
[5]	AT&T Inc.	3.550%	9/15/55	1,550	1,551
[3,5]	AT&T Inc.	3.800%	12/1/57	1,287	1,343
[5]	AT&T Inc.	3.650%	9/15/59	629	631
	AT&T Inc.	3.850%	6/1/60	300	315
	AT&T Inc.	3.500%	2/1/61	400	396
	Baidu Inc.	3.500%	11/28/22	275	288
	Baidu Inc.	3.875%	9/29/23	200	216
	Baidu Inc.	4.375%	5/14/24	200	220
	Baidu Inc.	3.075%	4/7/25	200	214
	Baidu Inc.	3.625%	7/6/27	200	221
	Baidu Inc.	4.375%	3/29/28	100	115
	Baidu Inc.	3.425%	4/7/30	200	222
	Bell Canada	4.300%	7/29/49	100	130
	Booking Holdings Inc.	2.750%	3/15/23	100	105
	Booking Holdings Inc.	3.650%	3/15/25	100	111
	Booking Holdings Inc.	4.100%	4/13/25	200	226
	Booking Holdings Inc.	3.600%	6/1/26	225	255
	Booking Holdings Inc.	3.550%	3/15/28	100	114
	Booking Holdings Inc.	4.625%	4/13/30	400	496
	British Telecommunications plc	4.500%	12/4/23	200	221
	British Telecommunications plc	5.125%	12/4/28	100	123
	British Telecommunications plc	9.625%	12/15/30	516	854
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	676	712
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	194
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	988
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	730	818
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	272
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	330	348
Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	575	787
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	150	187
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	650	918
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	560
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	400	523
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	375	456
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	550	655
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	400	415
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	114
Charter Communications Operating, LLC / Charter Communications Operating Capital Corp.	3.850%	4/1/61	500	503
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	163
Comcast Corp.	3.000%	2/1/24	710	764
Comcast Corp.	3.375%	2/15/25	264	292
Comcast Corp.	3.100%	4/1/25	395	433
Comcast Corp.	3.375%	8/15/25	951	1,057
Comcast Corp.	3.950%	10/15/25	625	716
Comcast Corp.	3.150%	3/1/26	400	444
Comcast Corp.	2.350%	1/15/27	495	532

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.300%	4/1/27	150	170
	Comcast Corp.	3.150%	2/15/28	325	364
	Comcast Corp.	4.150%	10/15/28	950	1,137
	Comcast Corp.	2.650%	2/1/30	300	327
	Comcast Corp.	3.400%	4/1/30	350	402
	Comcast Corp.	4.250%	10/15/30	350	428
	Comcast Corp.	1.950%	1/15/31	500	513
	Comcast Corp.	1.500%	2/15/31	500	496
	Comcast Corp.	4.250%	1/15/33	275	343
	Comcast Corp.	4.200%	8/15/34	175	219
	Comcast Corp.	5.650%	6/15/35	1,065	1,510
	Comcast Corp.	4.400%	8/15/35	150	190
	Comcast Corp.	3.200%	7/15/36	225	255
	Comcast Corp.	6.450%	3/15/37	175	267
	Comcast Corp.	6.950%	8/15/37	250	399
	Comcast Corp.	3.900%	3/1/38	175	213
	Comcast Corp.	6.400%	5/15/38	100	154
	Comcast Corp.	4.600%	10/15/38	550	721
	Comcast Corp.	3.250%	11/1/39	250	282
	Comcast Corp.	6.400%	3/1/40	150	234
	Comcast Corp.	3.750%	4/1/40	300	362
	Comcast Corp.	4.650%	7/15/42	370	499
	Comcast Corp.	4.500%	1/15/43	100	132
	Comcast Corp.	4.600%	8/15/45	250	334
	Comcast Corp.	3.400%	7/15/46	500	577
	Comcast Corp.	3.969%	11/1/47	1,086	1,354
	Comcast Corp.	4.700%	10/15/48	475	660
	Comcast Corp.	3.999%	11/1/49	268	337
	Comcast Corp.	3.450%	2/1/50	400	470
	Comcast Corp.	2.800%	1/15/51	500	521
	Comcast Corp.	2.450%	8/15/52	500	485
	Comcast Corp.	4.950%	10/15/58	475	719
	Comcast Corp.	2.650%	8/15/62	500	500
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	1,223
	Discovery Communications LLC	2.950%	3/20/23	100	105
	Discovery Communications LLC	3.800%	3/13/24	100	109
	Discovery Communications LLC	3.900%	11/15/24	150	166
	Discovery Communications LLC	3.450%	3/15/25	380	417
	Discovery Communications LLC	3.950%	6/15/25	303	340
	Discovery Communications LLC	3.950%	3/20/28	400	457
	Discovery Communications LLC	3.625%	5/15/30	230	263
	Discovery Communications LLC	5.000%	9/20/37	325	411
	Discovery Communications LLC	6.350%	6/1/40	150	213
	Discovery Communications LLC	4.875%	4/1/43	300	369
	Discovery Communications LLC	5.200%	9/20/47	225	292
	Discovery Communications LLC	5.300%	5/15/49	75	98
	Discovery Communications LLC	4.650%	5/15/50	200	250
[3,5]	Discovery Communications LLC	4.000%	9/15/55	269	300
	Electronic Arts Inc.	4.800%	3/1/26	100	119
[5]	Expedia Group Inc.	3.600%	12/15/23	100	106
	Expedia Group Inc.	4.500%	8/15/24	100	109
	Expedia Group Inc.	5.000%	2/15/26	150	167
[5]	Expedia Group Inc.	4.625%	8/1/27	150	167
	Expedia Group Inc.	3.250%	2/15/30	250	259
	Fox Corp.	3.666%	1/25/22	50	52
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fox Corp.	4.030%	1/25/24	250	275
	Fox Corp.	3.050%	4/7/25	100	109
	Fox Corp.	4.709%	1/25/29	375	454
	Fox Corp.	3.500%	4/8/30	150	170
	Fox Corp.	5.476%	1/25/39	250	342
	Fox Corp.	5.576%	1/25/49	425	617
	Grupo Televisa SAB	6.625%	3/18/25	100	122
	Grupo Televisa SAB	4.625%	1/30/26	100	112
	Grupo Televisa SAB	6.625%	1/15/40	125	175
	Grupo Televisa SAB	5.000%	5/13/45	425	514
	Grupo Televisa SAB	5.250%	5/24/49	200	253
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	150	160
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	422	469
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	120
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	100	124
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	239
	Koninklijke KPN NV	8.375%	10/1/30	125	177
	NBCUniversal Media LLC	6.400%	4/30/40	150	235
	NBCUniversal Media LLC	5.950%	4/1/41	225	343
	NBCUniversal Media LLC	4.450%	1/15/43	225	293
	Omnicom Group Inc.	3.625%	5/1/22	250	261
	Omnicom Group Inc.	3.650%	11/1/24	150	165
	Omnicom Group Inc.	3.600%	4/15/26	250	285
	Omnicom Group Inc.	2.450%	4/30/30	150	159
	Omnicom Group Inc.	4.200%	6/1/30	100	120
	Orange SA	9.000%	3/1/31	450	736
	Orange SA	5.375%	1/13/42	325	462
	Orange SA	5.500%	2/6/44	200	291
	Rogers Communications Inc.	3.000%	3/15/23	205	215
	Rogers Communications Inc.	4.100%	10/1/23	175	191
	Rogers Communications Inc.	3.625%	12/15/25	125	141
	Rogers Communications Inc.	2.900%	11/15/26	100	111
	Rogers Communications Inc.	4.500%	3/15/43	265	336
	Rogers Communications Inc.	5.000%	3/15/44	190	259
	Rogers Communications Inc.	4.350%	5/1/49	450	575
	Rogers Communications Inc.	3.700%	11/15/49	150	174
	Telefonica Emisiones SA	4.103%	3/8/27	250	289
	Telefonica Emisiones SA	7.045%	6/20/36	475	711
	Telefonica Emisiones SA	4.665%	3/6/38	200	241
	Telefonica Emisiones SA	5.213%	3/8/47	550	706
	Telefonica Emisiones SA	4.895%	3/6/48	250	312
	Telefonica Emisiones SA	5.520%	3/1/49	335	451
	Telefonica Europe BV	8.250%	9/15/30	250	381
	TELUS Corp.	2.800%	2/16/27	100	109
	TELUS Corp.	4.300%	6/15/49	200	250
	Tencent Music Entertainment Group	2.000%	9/3/30	200	198
	Time Warner Cable LLC	6.550%	5/1/37	200	273
	Time Warner Cable LLC	7.300%	7/1/38	50	74
	Time Warner Cable LLC	6.750%	6/15/39	400	571
	Time Warner Cable LLC	5.875%	11/15/40	425	563
	Time Warner Cable LLC	5.500%	9/1/41	250	322
	Time Warner Cable LLC	4.500%	9/15/42	250	291
	Time Warner Entertainment Co. LP	8.375%	3/15/23	200	234
	Time Warner Entertainment Co. LP	8.375%	7/15/33	200	309
[5]	T-Mobile USA Inc.	3.500%	4/15/25	600	663

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	T-Mobile USA Inc.	1.500%	2/15/26	200	205
[5]	T-Mobile USA Inc.	3.750%	4/15/27	800	910
[5]	T-Mobile USA Inc.	2.050%	2/15/28	250	260
[5]	T-Mobile USA Inc.	3.875%	4/15/30	1,520	1,759
[5]	T-Mobile USA Inc.	2.550%	2/15/31	900	944
[5]	T-Mobile USA Inc.	2.250%	11/15/31	500	513
[5]	T-Mobile USA Inc.	4.375%	4/15/40	400	486
[5]	T-Mobile USA Inc.	4.500%	4/15/50	600	744
[5]	T-Mobile USA Inc.	3.300%	2/15/51	1,000	1,030
	TWDC Enterprises 18 Corp.	2.550%	2/15/22	75	77
	TWDC Enterprises 18 Corp.	2.450%	3/4/22	75	77
	TWDC Enterprises 18 Corp.	3.150%	9/17/25	150	166
	TWDC Enterprises 18 Corp.	1.850%	7/30/26	1,070	1,124
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	75	95
	TWDC Enterprises 18 Corp.	4.125%	12/1/41	205	255
	TWDC Enterprises 18 Corp.	3.700%	12/1/42	125	148
	TWDC Enterprises 18 Corp.	3.000%	7/30/46	300	328
	Verizon Communications Inc.	5.150%	9/15/23	830	934
	Verizon Communications Inc.	3.500%	11/1/24	400	441
	Verizon Communications Inc.	3.376%	2/15/25	534	593
	Verizon Communications Inc.	0.850%	11/20/25	500	503
	Verizon Communications Inc.	2.625%	8/15/26	475	520
	Verizon Communications Inc.	4.125%	3/16/27	700	825
	Verizon Communications Inc.	3.000%	3/22/27	150	166
	Verizon Communications Inc.	4.329%	9/21/28	1,229	1,476
	Verizon Communications Inc.	4.016%	12/3/29	927	1,099
	Verizon Communications Inc.	3.150%	3/22/30	310	347
[5]	Verizon Communications Inc.	1.680%	10/30/30	527	523
	Verizon Communications Inc.	4.500%	8/10/33	575	725
	Verizon Communications Inc.	4.400%	11/1/34	725	905
	Verizon Communications Inc.	4.272%	1/15/36	513	634
	Verizon Communications Inc.	5.250%	3/16/37	300	407
	Verizon Communications Inc.	4.812%	3/15/39	350	454
	Verizon Communications Inc.	2.650%	11/20/40	500	506
	Verizon Communications Inc.	4.750%	11/1/41	175	230
	Verizon Communications Inc.	3.850%	11/1/42	425	503
	Verizon Communications Inc.	4.125%	8/15/46	250	305
	Verizon Communications Inc.	4.862%	8/21/46	1,279	1,716
	Verizon Communications Inc.	4.522%	9/15/48	747	969
	Verizon Communications Inc.	5.012%	4/15/49	385	533
	Verizon Communications Inc.	4.000%	3/22/50	250	302
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	2.875%	11/20/50	500	503
	Verizon Communications Inc.	4.672%	3/15/55	600	799
[5]	Verizon Communications Inc.	2.987%	10/30/56	900	904
	Verizon Communications Inc.	3.000%	11/20/60	500	502
	ViacomCBS Inc.	4.250%	9/1/23	225	245
	ViacomCBS Inc.	3.875%	4/1/24	124	135
	ViacomCBS Inc.	3.700%	8/15/24	175	192
	ViacomCBS Inc.	3.500%	1/15/25	150	164
	ViacomCBS Inc.	4.750%	5/15/25	300	348
	ViacomCBS Inc.	2.900%	1/15/27	279	306
	ViacomCBS Inc.	3.375%	2/15/28	100	112
	ViacomCBS Inc.	3.700%	6/1/28	100	114
	ViacomCBS Inc.	4.950%	1/15/31	250	314
	ViacomCBS Inc.	4.200%	5/19/32	200	241
	ViacomCBS Inc.	5.500%	5/15/33	75	96
	ViacomCBS Inc.	6.875%	4/30/36	240	348
	ViacomCBS Inc.	5.900%	10/15/40	225	298
	ViacomCBS Inc.	4.850%	7/1/42	225	274
	ViacomCBS Inc.	4.375%	3/15/43	406	479
	ViacomCBS Inc.	5.850%	9/1/43	225	309
	ViacomCBS Inc.	4.900%	8/15/44	100	123
	ViacomCBS Inc.	4.950%	5/19/50	250	321
	Vodafone Group plc	3.750%	1/16/24	650	710
	Vodafone Group plc	4.125%	5/30/25	500	571
	Vodafone Group plc	4.375%	5/30/28	650	778
	Vodafone Group plc	7.875%	2/15/30	150	222
	Vodafone Group plc	6.250%	11/30/32	100	138
	Vodafone Group plc	6.150%	2/27/37	200	288
	Vodafone Group plc	5.000%	5/30/38	325	423
	Vodafone Group plc	4.375%	2/19/43	275	340
	Vodafone Group plc	5.250%	5/30/48	700	971
	Vodafone Group plc	4.875%	6/19/49	350	466
	Vodafone Group plc	4.250%	9/17/50	450	554
	Vodafone Group plc	5.125%	6/19/59	100	137
	Walt Disney Co.	1.650%	9/1/22	100	102
	Walt Disney Co.	3.000%	9/15/22	275	287
	Walt Disney Co.	1.750%	8/30/24	100	104
	Walt Disney Co.	3.700%	9/15/24	200	222
	Walt Disney Co.	3.350%	3/24/25	345	382
	Walt Disney Co.	3.700%	10/15/25	125	141
	Walt Disney Co.	1.750%	1/13/26	300	314
	Walt Disney Co.	2.200%	1/13/28	200	214
	Walt Disney Co.	2.000%	9/1/29	400	417
	Walt Disney Co.	3.800%	3/22/30	240	286
	Walt Disney Co.	2.650%	1/13/31	700	768
	Walt Disney Co.	6.200%	12/15/34	400	600
	Walt Disney Co.	6.400%	12/15/35	365	566
	Walt Disney Co.	6.650%	11/15/37	200	315
	Walt Disney Co.	4.625%	3/23/40	75	100
	Walt Disney Co.	3.500%	5/13/40	400	469
	Walt Disney Co.	5.400%	10/1/43	100	146
	Walt Disney Co.	4.750%	9/15/44	175	240
	Walt Disney Co.	2.750%	9/1/49	400	423
	Walt Disney Co.	4.700%	3/23/50	395	557
	Walt Disney Co.	3.600%	1/13/51	600	728
	Walt Disney Co.	3.800%	5/13/60	300	377
	Weibo Corp.	3.500%	7/5/24	200	209
	Weibo Corp.	3.375%	7/8/30	200	204
	WPP Finance 2010	3.625%	9/7/22	200	210
	WPP Finance 2010	3.750%	9/19/24	100	111
					130,957
Consumer Discretionary (1.7%)
	Advance Auto Parts Inc.	3.900%	4/15/30	250	286
	Alibaba Group Holding Ltd.	2.800%	6/6/23	200	210

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	400	440
	Alibaba Group Holding Ltd.	3.400%	12/6/27	400	447
	Alibaba Group Holding Ltd.	4.500%	11/28/34	280	346
	Alibaba Group Holding Ltd.	4.000%	12/6/37	200	235
	Alibaba Group Holding Ltd.	4.200%	12/6/47	425	535
	Alibaba Group Holding Ltd.	4.400%	12/6/57	100	133
	Amazon.com Inc.	3.300%	12/5/21	200	204
	Amazon.com Inc.	2.500%	11/29/22	150	156
	Amazon.com Inc.	2.400%	2/22/23	450	470
	Amazon.com Inc.	0.400%	6/3/23	200	201
	Amazon.com Inc.	2.800%	8/22/24	250	270
	Amazon.com Inc.	3.800%	12/5/24	120	135
	Amazon.com Inc.	0.800%	6/3/25	285	289
	Amazon.com Inc.	5.200%	12/3/25	225	273
	Amazon.com Inc.	1.200%	6/3/27	285	291
	Amazon.com Inc.	3.150%	8/22/27	725	824
	Amazon.com Inc.	1.500%	6/3/30	505	513
	Amazon.com Inc.	4.800%	12/5/34	225	308
	Amazon.com Inc.	3.875%	8/22/37	600	745
	Amazon.com Inc.	4.950%	12/5/44	350	511
	Amazon.com Inc.	4.050%	8/22/47	600	791
	Amazon.com Inc.	2.500%	6/3/50	590	610
	Amazon.com Inc.	4.250%	8/22/57	500	706
	Amazon.com Inc.	2.700%	6/3/60	400	427
	American Honda Finance Corp.	3.375%	12/10/21	150	154
	American Honda Finance Corp.	2.200%	6/27/22	150	154
	American Honda Finance Corp.	0.400%	10/21/22	500	500
	American Honda Finance Corp.	2.600%	11/16/22	40	42
	American Honda Finance Corp.	1.950%	5/10/23	200	207
	American Honda Finance Corp.	0.875%	7/7/23	200	202
	American Honda Finance Corp.	3.450%	7/14/23	125	134
	American Honda Finance Corp.	3.625%	10/10/23	100	109
	American Honda Finance Corp.	2.900%	2/16/24	150	161
	American Honda Finance Corp.	2.400%	6/27/24	100	106
	American Honda Finance Corp.	2.150%	9/10/24	125	132
	American Honda Finance Corp.	1.200%	7/8/25	200	204
	American Honda Finance Corp.	2.300%	9/9/26	50	54
	American Honda Finance Corp.	2.350%	1/8/27	100	107
	American Honda Finance Corp.	3.500%	2/15/28	100	115
[2]	American University	3.672%	4/1/49	75	83
	Aptiv Corp.	4.150%	3/15/24	125	137
	Aptiv plc	4.250%	1/15/26	150	173
	Aptiv plc	4.350%	3/15/29	50	58
	Aptiv plc	4.400%	10/1/46	50	54
	Aptiv plc	5.400%	3/15/49	50	62
	AutoNation Inc.	3.500%	11/15/24	205	221
	AutoNation Inc.	4.500%	10/1/25	150	168
	AutoNation Inc.	3.800%	11/15/27	75	83
	AutoZone Inc.	3.700%	4/15/22	100	104
	AutoZone Inc.	2.875%	1/15/23	75	78
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AutoZone Inc.	3.125%	7/15/23	125	133
	AutoZone Inc.	3.125%	4/18/24	130	140
	AutoZone Inc.	3.250%	4/15/25	132	144
	AutoZone Inc.	3.625%	4/15/25	153	171
	AutoZone Inc.	3.125%	4/21/26	100	110
	AutoZone Inc.	3.750%	6/1/27	100	114
	AutoZone Inc.	3.750%	4/18/29	100	115
	AutoZone Inc.	4.000%	4/15/30	250	294
	AutoZone Inc.	1.650%	1/15/31	500	496
	Best Buy Co. Inc.	4.450%	10/1/28	200	240
	BorgWarner Inc.	3.375%	3/15/25	75	83
	BorgWarner Inc.	2.650%	7/1/27	200	215
	BorgWarner Inc.	4.375%	3/15/45	100	117
[2]	Boston University	4.061%	10/1/48	50	63
	California Institute of Technology	4.321%	8/1/45	70	95
	California Institute of Technology	4.700%	11/1/11	50	69
	California Institute of Technology	3.650%	9/1/19	100	113
	Cleveland Clinic Foundation	4.858%	1/1/14	100	141
	Daimler Finance North America LLC	8.500%	1/18/31	250	395
	Darden Restaurants Inc.	3.850%	5/1/27	200	219
	Darden Restaurants Inc.	4.550%	2/15/48	50	55
	DR Horton Inc.	4.375%	9/15/22	100	105
	DR Horton Inc.	4.750%	2/15/23	225	242
	DR Horton Inc.	5.750%	8/15/23	75	84
	DR Horton Inc.	2.500%	10/15/24	100	107
[2]	Duke University	2.682%	10/1/44	100	105
[2]	Duke University	2.832%	10/1/55	300	325
	eBay Inc.	2.600%	7/15/22	300	308
	eBay Inc.	2.750%	1/30/23	175	183
	eBay Inc.	3.450%	8/1/24	125	136
	eBay Inc.	1.900%	3/11/25	180	189
	eBay Inc.	3.600%	6/5/27	300	341
	eBay Inc.	2.700%	3/11/30	200	215
	eBay Inc.	4.000%	7/15/42	200	227
	Emory University	2.143%	9/1/30	150	158
	Emory University	2.969%	9/1/50	50	53
	Ford Foundation	2.415%	6/1/50	60	61
	Ford Foundation	2.815%	6/1/70	150	160
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	100	109
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	233	264
	Fortune Brands Home & Security Inc.	3.250%	9/15/29	50	55
	General Motors Co.	4.875%	10/2/23	625	693
	General Motors Co.	5.400%	10/2/23	250	281
	General Motors Co.	6.125%	10/1/25	600	727
	General Motors Co.	6.800%	10/1/27	100	128
	General Motors Co.	5.000%	4/1/35	165	198
	General Motors Co.	6.600%	4/1/36	250	341
	General Motors Co.	5.150%	4/1/38	225	271
	General Motors Co.	6.250%	10/2/43	210	282
	General Motors Co.	5.200%	4/1/45	230	279
	General Motors Co.	6.750%	4/1/46	130	186
	General Motors Co.	5.400%	4/1/48	200	251
	General Motors Co.	5.950%	4/1/49	175	235
	General Motors Financial Co. Inc.	3.450%	1/14/22	125	128
	General Motors Financial Co. Inc.	3.450%	4/10/22	355	365
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	104
	General Motors Financial Co. Inc.	3.550%	7/8/22	200	209

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
General Motors Financial Co. Inc.	3.250%	1/5/23	275	288
General Motors Financial Co. Inc.	5.200%	3/20/23	300	329
General Motors Financial Co. Inc.	3.700%	5/9/23	200	212
General Motors Financial Co. Inc.	4.250%	5/15/23	150	162
General Motors Financial Co. Inc.	4.150%	6/19/23	200	215
General Motors Financial Co. Inc.	1.700%	8/18/23	500	512
General Motors Financial Co. Inc.	5.100%	1/17/24	100	112
General Motors Financial Co. Inc.	3.950%	4/13/24	400	434
General Motors Financial Co. Inc.	3.500%	11/7/24	200	216
General Motors Financial Co. Inc.	4.000%	1/15/25	175	192
General Motors Financial Co. Inc.	2.900%	2/26/25	958	1,022
General Motors Financial Co. Inc.	4.350%	4/9/25	325	364
General Motors Financial Co. Inc.	2.750%	6/20/25	150	160
General Motors Financial Co. Inc.	5.250%	3/1/26	150	177
General Motors Financial Co. Inc.	4.350%	1/17/27	325	370
General Motors Financial Co. Inc.	2.700%	8/20/27	500	527
General Motors Financial Co. Inc.	3.600%	6/21/30	800	889
George Washington University	4.126%	9/15/48	300	374
Georgetown University	4.315%	4/1/49	68	87
Georgetown University	2.943%	4/1/50	100	100
Georgetown University	5.215%	10/1/18	59	85
Harley-Davidson Inc.	3.500%	7/28/25	100	109
Harley-Davidson Inc.	4.625%	7/28/45	125	142
Hasbro Inc.	3.900%	11/19/29	350	396
Hasbro Inc.	6.350%	3/15/40	125	161
Hasbro Inc.	5.100%	5/15/44	50	56
Home Depot Inc.	3.250%	3/1/22	150	155
Home Depot Inc.	2.625%	6/1/22	265	273
Home Depot Inc.	2.700%	4/1/23	25	26
Home Depot Inc.	3.750%	2/15/24	200	219
Home Depot Inc.	3.000%	4/1/26	275	306
Home Depot Inc.	2.125%	9/15/26	100	108
Home Depot Inc.	2.500%	4/15/27	395	432
Home Depot Inc.	2.800%	9/14/27	200	223
Home Depot Inc.	3.900%	12/6/28	100	120
Home Depot Inc.	2.950%	6/15/29	600	681
Home Depot Inc.	2.700%	4/15/30	445	496
Home Depot Inc.	5.875%	12/16/36	825	1,249
Home Depot Inc.	3.300%	4/15/40	295	347
Home Depot Inc.	5.950%	4/1/41	175	272
Home Depot Inc.	4.200%	4/1/43	200	259
Home Depot Inc.	4.875%	2/15/44	300	423
Home Depot Inc.	4.400%	3/15/45	100	133
Home Depot Inc.	4.250%	4/1/46	330	440
Home Depot Inc.	3.900%	6/15/47	250	318
Home Depot Inc.	4.500%	12/6/48	225	315
Home Depot Inc.	3.125%	12/15/49	525	602
Home Depot Inc.	3.350%	4/15/50	375	444
Hyatt Hotels Corp.	3.375%	7/15/23	100	105
Hyatt Hotels Corp.	4.850%	3/15/26	50	56
Hyatt Hotels Corp.	4.375%	9/15/28	75	82
JD.com Inc.	3.125%	4/29/21	200	202
JD.com Inc.	3.375%	1/14/30	200	217
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Johns Hopkins University	4.083%	7/1/53	75	100
	Kohl's Corp.	4.250%	7/17/25	300	326
	Kohl's Corp.	5.550%	7/17/45	100	107
	Las Vegas Sands Corp.	3.200%	8/8/24	365	386
	Las Vegas Sands Corp.	2.900%	6/25/25	200	209
	Las Vegas Sands Corp.	3.500%	8/18/26	145	155
	Las Vegas Sands Corp.	3.900%	8/8/29	65	70
	Lear Corp.	3.800%	9/15/27	100	111
	Lear Corp.	4.250%	5/15/29	150	170
	Lear Corp.	3.500%	5/30/30	100	108
	Lear Corp.	5.250%	5/15/49	125	152
	Leggett & Platt Inc.	3.800%	11/15/24	100	108
	Leggett & Platt Inc.	3.500%	11/15/27	125	136
	Leggett & Platt Inc.	4.400%	3/15/29	75	86
	Leland Stanford Junior University	3.647%	5/1/48	500	640
	Lennar Corp.	4.750%	11/15/22	200	212
	Lennar Corp.	4.500%	4/30/24	300	333
	Lennar Corp.	5.250%	6/1/26	200	237
	Lennar Corp.	4.750%	11/29/27	200	236
	Lowe's Cos. Inc.	3.120%	4/15/22	150	154
	Lowe's Cos. Inc.	3.875%	9/15/23	275	299
	Lowe's Cos. Inc.	3.125%	9/15/24	100	109
	Lowe's Cos. Inc.	3.375%	9/15/25	200	223
	Lowe's Cos. Inc.	2.500%	4/15/26	250	270
	Lowe's Cos. Inc.	3.100%	5/3/27	350	392
	Lowe's Cos. Inc.	1.300%	4/15/28	260	262
	Lowe's Cos. Inc.	6.500%	3/15/29	67	91
	Lowe's Cos. Inc.	3.650%	4/5/29	300	350
	Lowe's Cos. Inc.	4.500%	4/15/30	250	309
	Lowe's Cos. Inc.	1.700%	10/15/30	300	302
	Lowe's Cos. Inc.	4.250%	9/15/44	28	33
	Lowe's Cos. Inc.	3.700%	4/15/46	250	294
	Lowe's Cos. Inc.	4.050%	5/3/47	300	371
	Lowe's Cos. Inc.	4.550%	4/5/49	375	498
	Lowe's Cos. Inc.	3.000%	10/15/50	500	532
	Magna International Inc.	3.625%	6/15/24	170	186
	Magna International Inc.	4.150%	10/1/25	100	115
	Magna International Inc.	2.450%	6/15/30	100	107
	Marriott International Inc.	2.125%	10/3/22	200	203
	Marriott International Inc.	3.750%	3/15/25	175	189
	Marriott International Inc.	3.750%	10/1/25	65	70
	Marriott International Inc.	3.125%	6/15/26	1,083	1,153
	Marriott International Inc.	4.000%	4/15/28	50	55
	Marriott International Inc.	4.625%	6/15/30	200	234
	Masco Corp.	4.375%	4/1/26	100	117
	Masco Corp.	3.500%	11/15/27	100	113
	Masco Corp.	7.750%	8/1/29	24	33
	Masco Corp.	2.000%	10/1/30	500	508
	Masco Corp.	4.500%	5/15/47	100	125
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	125	156
	Massachusetts Institute of Technology	2.989%	7/1/50	85	98
	Massachusetts Institute of Technology	5.600%	7/1/11	130	227
	Massachusetts Institute of Technology	4.678%	7/1/14	275	412
	Massachusetts Institute of Technology	3.885%	7/1/16	100	127
	McDonald's Corp.	2.625%	1/15/22	275	282
	McDonald's Corp.	3.350%	4/1/23	200	213
	McDonald's Corp.	3.300%	7/1/25	497	553
	McDonald's Corp.	3.700%	1/30/26	300	341
	McDonald's Corp.	3.500%	3/1/27	200	228
	McDonald's Corp.	3.500%	7/1/27	315	361
	McDonald's Corp.	3.800%	4/1/28	350	409
	McDonald's Corp.	2.625%	9/1/29	200	219
	McDonald's Corp.	2.125%	3/1/30	200	211
	McDonald's Corp.	3.600%	7/1/30	200	234

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	McDonald's Corp.	4.700%	12/9/35	200	260
	McDonald's Corp.	6.300%	10/15/37	150	225
	McDonald's Corp.	6.300%	3/1/38	100	151
	McDonald's Corp.	5.700%	2/1/39	100	143
	McDonald's Corp.	3.700%	2/15/42	25	29
	McDonald's Corp.	3.625%	5/1/43	100	115
	McDonald's Corp.	4.600%	5/26/45	210	273
	McDonald's Corp.	4.875%	12/9/45	300	405
	McDonald's Corp.	4.450%	3/1/47	250	324
	McDonald's Corp.	4.450%	9/1/48	150	196
	McDonald's Corp.	3.625%	9/1/49	350	408
	McDonald's Corp.	4.200%	4/1/50	200	257
	Mohawk Industries Inc.	3.850%	2/1/23	100	106
	Mohawk Industries Inc.	3.625%	5/15/30	125	140
	NIKE Inc.	2.400%	3/27/25	225	242
	NIKE Inc.	2.375%	11/1/26	200	218
	NIKE Inc.	2.750%	3/27/27	200	221
	NIKE Inc.	2.850%	3/27/30	200	226
	NIKE Inc.	3.250%	3/27/40	200	232
	NIKE Inc.	3.625%	5/1/43	125	152
	NIKE Inc.	3.875%	11/1/45	225	288
	NIKE Inc.	3.375%	11/1/46	100	118
	NIKE Inc.	3.375%	3/27/50	300	369
[2]	Northwestern University	4.643%	12/1/44	75	99
[2]	Northwestern University	2.640%	12/1/50	50	51
[2]	Northwestern University	3.662%	12/1/57	75	95
	NVR Inc.	3.950%	9/15/22	100	105
	NVR Inc.	3.000%	5/15/30	200	217
	O'Reilly Automotive Inc.	3.800%	9/1/22	100	105
	O'Reilly Automotive Inc.	3.850%	6/15/23	75	80
	O'Reilly Automotive Inc.	3.600%	9/1/27	325	371
	O'Reilly Automotive Inc.	1.750%	3/15/31	500	500
	President and Fellows of Harvard College	4.875%	10/15/40	225	321
	President and Fellows of Harvard College	3.150%	7/15/46	100	118
	PulteGroup Inc.	5.500%	3/1/26	200	238
	Pultegroup, Inc.	6.375%	5/15/33	300	411
	Ralph Lauren Corp.	1.700%	6/15/22	100	102
	Ralph Lauren Corp.	3.750%	9/15/25	50	56
	Ralph Lauren Corp.	2.950%	6/15/30	200	216
	Rockefeller Foundation	2.492%	10/1/50	250	255
	Ross Stores Inc.	4.600%	4/15/25	200	231
	Ross Stores Inc.	1.875%	4/15/31	200	201
	Sands China Ltd.	4.600%	8/8/23	400	428
	Sands China Ltd.	5.125%	8/8/25	400	449
[5]	Sands China Ltd.	3.800%	1/8/26	200	213
	Sands China Ltd.	5.400%	8/8/28	300	351
[5]	Sands China Ltd.	4.375%	6/18/30	200	222
	Starbucks Corp.	1.300%	5/7/22	100	101
	Starbucks Corp.	2.700%	6/15/22	75	77
	Starbucks Corp.	3.100%	3/1/23	375	396
	Starbucks Corp.	3.850%	10/1/23	100	108
	Starbucks Corp.	2.450%	6/15/26	200	216
	Starbucks Corp.	3.500%	3/1/28	100	115
	Starbucks Corp.	4.000%	11/15/28	200	237
	Starbucks Corp.	3.550%	8/15/29	200	232
	Starbucks Corp.	2.250%	3/12/30	450	475
	Starbucks Corp.	2.550%	11/15/30	300	324
	Starbucks Corp.	4.300%	6/15/45	50	61
	Starbucks Corp.	3.750%	12/1/47	125	146
	Starbucks Corp.	4.500%	11/15/48	200	257
	Starbucks Corp.	3.350%	3/12/50	100	111
	Starbucks Corp.	3.500%	11/15/50	300	344
	Steelcase Inc.	5.125%	1/18/29	125	147
	Tapestry Inc.	3.000%	7/15/22	125	128
	Tapestry Inc.	4.250%	4/1/25	97	105
	Tapestry Inc.	4.125%	7/15/27	100	108
	TJX Cos. Inc.	2.500%	5/15/23	100	104
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TJX Cos. Inc.	3.500%	4/15/25	150	167
	TJX Cos. Inc.	2.250%	9/15/26	350	377
	TJX Cos. Inc.	3.750%	4/15/27	450	520
	TJX Cos. Inc.	1.600%	5/15/31	500	504
	Toyota Motor Corp.	2.157%	7/2/22	100	103
	Toyota Motor Corp.	3.419%	7/20/23	150	162
	Toyota Motor Corp.	2.358%	7/2/24	100	106
	Toyota Motor Corp.	2.760%	7/2/29	100	112
	Toyota Motor Credit Corp.	2.600%	1/11/22	200	205
	Toyota Motor Credit Corp.	3.300%	1/12/22	175	181
	Toyota Motor Credit Corp.	2.650%	4/12/22	500	515
	Toyota Motor Credit Corp.	1.150%	5/26/22	1,100	1,113
	Toyota Motor Credit Corp.	2.800%	7/13/22	100	104
	Toyota Motor Credit Corp.	2.150%	9/8/22	200	206
	Toyota Motor Credit Corp.	2.625%	1/10/23	100	105
	Toyota Motor Credit Corp.	0.500%	8/14/23	500	502
	Toyota Motor Credit Corp.	1.350%	8/25/23	200	205
	Toyota Motor Credit Corp.	2.250%	10/18/23	300	315
	Toyota Motor Credit Corp.	2.900%	4/17/24	125	134
	Toyota Motor Credit Corp.	1.800%	2/13/25	250	262
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	139
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	224
	Toyota Motor Credit Corp.	1.150%	8/13/27	500	502
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	112
	Toyota Motor Credit Corp.	3.650%	1/8/29	100	118
	Toyota Motor Credit Corp.	2.150%	2/13/30	150	160
	Toyota Motor Credit Corp.	3.375%	4/1/30	400	468
	Tractor Supply Co.	1.750%	11/1/30	200	201
	Trustees of Boston College	3.129%	7/1/52	100	109
	Trustees of Princeton University	5.700%	3/1/39	200	303
	Trustees of Princeton University	2.516%	7/1/50	150	159
	Trustees of the University of Pennsylvania	2.396%	10/1/50	200	205
[2]	University of Chicago	2.547%	4/1/50	500	500
[2]	University of Chicago	4.003%	10/1/53	100	132
[2]	University of Notre Dame du Lac	3.438%	2/15/45	100	122
	University of Notre Dame du Lac	3.394%	2/15/48	125	154
	University of Pennsylvania	4.674%	9/1/12	50	72
[2]	University of Southern California	3.028%	10/1/39	100	109
[2]	University of Southern California	3.841%	10/1/47	200	252
	University of Southern California	5.250%	10/1/11	100	158
	VF Corp.	2.050%	4/23/22	200	204
	VF Corp.	2.400%	4/23/25	200	214
	VF Corp.	2.950%	4/23/30	200	220
	Whirlpool Corp.	4.700%	6/1/22	100	106
	Whirlpool Corp.	4.000%	3/1/24	50	55
	Whirlpool Corp.	3.700%	5/1/25	75	83
	Whirlpool Corp.	4.750%	2/26/29	150	183
	Whirlpool Corp.	4.500%	6/1/46	100	124
	Whirlpool Corp.	4.600%	5/15/50	75	97
[2]	William Marsh Rice University	3.574%	5/15/45	150	182
	Yale University	0.873%	4/15/25	100	102
	Yale University	1.482%	4/15/30	100	102
	Yale University	2.402%	4/15/50	100	103
					83,626
Consumer Staples (2.1%)
	Ahold Finance USA LLC	6.875%	5/1/29	100	139
	Altria Group Inc.	3.490%	2/14/22	200	207
	Altria Group Inc.	2.850%	8/9/22	375	390
	Altria Group Inc.	2.950%	5/2/23	400	421
	Altria Group Inc.	4.000%	1/31/24	250	275

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Altria Group Inc.	2.350%	5/6/25	150	159
Altria Group Inc.	4.400%	2/14/26	275	319
Altria Group Inc.	2.625%	9/16/26	75	81
Altria Group Inc.	4.800%	2/14/29	575	686
Altria Group Inc.	5.800%	2/14/39	400	525
Altria Group Inc.	4.250%	8/9/42	275	307
Altria Group Inc.	4.500%	5/2/43	125	143
Altria Group Inc.	5.375%	1/31/44	350	448
Altria Group Inc.	3.875%	9/16/46	175	184
Altria Group Inc.	5.950%	2/14/49	500	699
Altria Group Inc.	4.450%	5/6/50	200	237
Altria Group Inc.	6.200%	2/14/59	175	245
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	1,045	1,181
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,195	1,512
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	2,310	2,996
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100	126
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	341
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	247
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	475	616
Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	882	1,004
Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	588
Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	925	1,140
Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	340	432
Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	337
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	255
Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	169
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	427
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	366
Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	700	886
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	601	744
Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	600	852
Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	400	503
Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	350	458
Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	155	235
Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	375	482
Archer-Daniels-Midland Co.	2.750%	3/27/25	100	109
Archer-Daniels-Midland Co.	2.500%	8/11/26	200	218
Archer-Daniels-Midland Co.	3.250%	3/27/30	200	230
Archer-Daniels-Midland Co.	5.935%	10/1/32	80	114
Archer-Daniels-Midland Co.	5.375%	9/15/35	95	136
Archer-Daniels-Midland Co.	3.750%	9/15/47	50	63
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Archer-Daniels-Midland Co.	4.500%	3/15/49	125	178
BAT Capital Corp.	2.764%	8/15/22	325	336
BAT Capital Corp.	3.222%	8/15/24	650	704
BAT Capital Corp.	3.215%	9/6/26	200	220
BAT Capital Corp.	4.700%	4/2/27	100	118
BAT Capital Corp.	3.557%	8/15/27	675	752
BAT Capital Corp.	2.259%	3/25/28	500	518
BAT Capital Corp.	3.462%	9/6/29	125	137
BAT Capital Corp.	2.726%	3/25/31	500	518
BAT Capital Corp.	4.390%	8/15/37	525	588
BAT Capital Corp.	4.540%	8/15/47	575	637
BAT Capital Corp.	4.758%	9/6/49	250	286
BAT Capital Corp.	3.984%	9/25/50	500	520
BAT International Finance plc	1.668%	3/25/26	500	511
Beam Suntory Inc.	3.250%	5/15/22	50	52
Brown-Forman Corp.	3.500%	4/15/25	81	90
Brown-Forman Corp.	4.500%	7/15/45	100	134
Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	260
Bunge Ltd. Finance Corp.	4.350%	3/15/24	125	138
Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	228
Campbell Soup Co.	3.650%	3/15/23	65	69
Campbell Soup Co.	3.950%	3/15/25	200	225
Campbell Soup Co.	3.300%	3/19/25	125	137
Campbell Soup Co.	4.150%	3/15/28	175	205
Campbell Soup Co.	2.375%	4/24/30	150	157
Campbell Soup Co.	4.800%	3/15/48	135	180
Campbell Soup Co.	3.125%	4/24/50	100	106
Church & Dwight Co. Inc.	2.450%	8/1/22	25	26
Church & Dwight Co. Inc.	3.150%	8/1/27	100	111
Church & Dwight Co. Inc.	3.950%	8/1/47	75	94
Clorox Co.	3.050%	9/15/22	100	104
Clorox Co.	3.500%	12/15/24	175	193
Clorox Co.	3.100%	10/1/27	50	56
Clorox Co.	3.900%	5/15/28	50	59
Clorox Co.	1.800%	5/15/30	50	51
Coca-Cola Co.	3.200%	11/1/23	225	244
Coca-Cola Co.	1.750%	9/6/24	100	105
Coca-Cola Co.	2.950%	3/25/25	220	242
Coca-Cola Co.	2.875%	10/27/25	300	333
Coca-Cola Co.	2.550%	6/1/26	100	109
Coca-Cola Co.	2.250%	9/1/26	410	445
Coca-Cola Co.	3.375%	3/25/27	200	229
Coca-Cola Co.	2.900%	5/25/27	50	56
Coca-Cola Co.	1.000%	3/15/28	500	501
Coca-Cola Co.	2.125%	9/6/29	125	134
Coca-Cola Co.	3.450%	3/25/30	250	293
Coca-Cola Co.	1.375%	3/15/31	500	498
Coca-Cola Co.	4.125%	3/25/40	100	129
Coca-Cola Co.	2.500%	6/1/40	200	212
Coca-Cola Co.	4.200%	3/25/50	175	240
Coca-Cola Co.	2.600%	6/1/50	300	316
Coca-Cola Co.	2.750%	6/1/60	325	350
Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	139
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	200	216
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	210
Colgate-Palmolive Co.	2.250%	11/15/22	75	78
Colgate-Palmolive Co.	2.100%	5/1/23	280	291
Colgate-Palmolive Co.	3.250%	3/15/24	100	109
Colgate-Palmolive Co.	4.000%	8/15/45	150	201
Colgate-Palmolive Co.	3.700%	8/1/47	100	130
Conagra Brands Inc.	3.250%	9/15/22	75	78
Conagra Brands Inc.	3.200%	1/25/23	79	83
Conagra Brands Inc.	4.300%	5/1/24	200	223
Conagra Brands Inc.	4.600%	11/1/25	150	177
Conagra Brands Inc.	1.375%	11/1/27	200	201

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Conagra Brands Inc.	7.000%	10/1/28	75	101
Conagra Brands Inc.	4.850%	11/1/28	250	310
Conagra Brands Inc.	8.250%	9/15/30	50	75
Conagra Brands Inc.	5.300%	11/1/38	200	266
Conagra Brands Inc.	5.400%	11/1/48	200	282
Constellation Brands Inc.	2.700%	5/9/22	50	51
Constellation Brands Inc.	2.650%	11/7/22	250	260
Constellation Brands Inc.	3.200%	2/15/23	250	264
Constellation Brands Inc.	4.250%	5/1/23	200	218
Constellation Brands Inc.	4.750%	11/15/24	175	201
Constellation Brands Inc.	4.400%	11/15/25	100	116
Constellation Brands Inc.	3.700%	12/6/26	100	114
Constellation Brands Inc.	3.500%	5/9/27	150	170
Constellation Brands Inc.	3.600%	2/15/28	175	200
Constellation Brands Inc.	4.650%	11/15/28	75	91
Constellation Brands Inc.	3.150%	8/1/29	225	250
Constellation Brands Inc.	2.875%	5/1/30	356	390
Constellation Brands Inc.	4.500%	5/9/47	75	95
Constellation Brands Inc.	4.100%	2/15/48	100	121
Constellation Brands Inc.	5.250%	11/15/48	225	316
Constellation Brands Inc.	3.750%	5/1/50	125	147
Costco Wholesale Corp.	2.300%	5/18/22	150	154
Costco Wholesale Corp.	2.750%	5/18/24	275	295
Costco Wholesale Corp.	3.000%	5/18/27	100	112
Costco Wholesale Corp.	1.375%	6/20/27	250	257
Costco Wholesale Corp.	1.600%	4/20/30	400	409
Costco Wholesale Corp.	1.750%	4/20/32	200	208
Delhaize America LLC	9.000%	4/15/31	100	160
Diageo Capital plc	2.625%	4/29/23	500	524
Diageo Capital plc	2.125%	10/24/24	200	211
Diageo Capital plc	1.375%	9/29/25	200	205
Diageo Capital plc	2.375%	10/24/29	200	215
Diageo Capital plc	2.000%	4/29/30	200	208
Diageo Capital plc	2.125%	4/29/32	200	211
Diageo Capital plc	5.875%	9/30/36	50	72
Diageo Capital plc	3.875%	4/29/43	100	124
Diageo Investment Corp.	2.875%	5/11/22	300	310
Diageo Investment Corp.	4.250%	5/11/42	150	191
Dollar General Corp.	3.250%	4/15/23	150	159
Dollar General Corp.	4.150%	11/1/25	105	121
Dollar General Corp.	3.875%	4/15/27	150	173
Dollar General Corp.	4.125%	5/1/28	150	177
Dollar General Corp.	3.500%	4/3/30	100	115
Dollar General Corp.	4.125%	4/3/50	200	252
Dollar Tree Inc.	3.700%	5/15/23	100	107
Dollar Tree Inc.	4.000%	5/15/25	200	226
Dollar Tree Inc.	4.200%	5/15/28	300	355
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	169
Estee Lauder Cos. Inc.	2.375%	12/1/29	125	135
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	111
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	131
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	131
Estee Lauder Cos. Inc.	3.125%	12/1/49	125	143
Flowers Foods Inc.	4.375%	4/1/22	50	52
Flowers Foods Inc.	3.500%	10/1/26	75	84
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	125
Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	600	667
General Mills Inc.	3.150%	12/15/21	25	25
General Mills Inc.	2.600%	10/12/22	250	260
General Mills Inc.	3.700%	10/17/23	575	626
General Mills Inc.	3.650%	2/15/24	100	108
General Mills Inc.	4.200%	4/17/28	225	269
General Mills Inc.	2.875%	4/15/30	150	166
General Mills Inc.	4.550%	4/17/38	75	96
General Mills Inc.	5.400%	6/15/40	100	141
General Mills Inc.	4.150%	2/15/43	100	126
General Mills Inc.	4.700%	4/17/48	225	316
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Hershey Co.	2.625%	5/1/23	100	105
Hershey Co.	3.375%	5/15/23	150	161
Hershey Co.	2.050%	11/15/24	55	58
Hershey Co.	3.200%	8/21/25	65	72
Hershey Co.	2.300%	8/15/26	100	108
Hershey Co.	2.450%	11/15/29	130	142
Hershey Co.	1.700%	6/1/30	30	31
Hershey Co.	3.125%	11/15/49	150	170
Hershey Co.	2.650%	6/1/50	100	106
Hormel Foods Corp.	1.800%	6/11/30	200	207
Ingredion Inc.	3.200%	10/1/26	100	111
Ingredion Inc.	2.900%	6/1/30	175	192
Ingredion Inc.	3.900%	6/1/50	100	119
JM Smucker Co.	3.000%	3/15/22	100	103
JM Smucker Co.	3.500%	3/15/25	175	195
JM Smucker Co.	3.375%	12/15/27	150	169
JM Smucker Co.	2.375%	3/15/30	100	106
JM Smucker Co.	4.250%	3/15/35	100	122
JM Smucker Co.	4.375%	3/15/45	125	156
JM Smucker Co.	3.550%	3/15/50	50	56
Kellogg Co.	2.650%	12/1/23	126	134
Kellogg Co.	3.250%	4/1/26	125	140
Kellogg Co.	3.400%	11/15/27	125	142
Kellogg Co.	4.300%	5/15/28	100	119
Kellogg Co.	2.100%	6/1/30	100	105
Kellogg Co.	7.450%	4/1/31	125	189
Kellogg Co.	4.500%	4/1/46	210	271
Keurig Dr Pepper Inc.	2.700%	11/15/22	50	52
Keurig Dr Pepper Inc.	4.057%	5/25/23	375	407
Keurig Dr Pepper Inc.	3.130%	12/15/23	100	107
Keurig Dr Pepper Inc.	4.417%	5/25/25	275	316
Keurig Dr Pepper Inc.	3.400%	11/15/25	100	112
Keurig Dr Pepper Inc.	2.550%	9/15/26	75	82
Keurig Dr Pepper Inc.	3.430%	6/15/27	100	113
Keurig Dr Pepper Inc.	4.597%	5/25/28	395	479
Keurig Dr Pepper Inc.	3.200%	5/1/30	150	170
Keurig Dr Pepper Inc.	7.450%	5/1/38	16	25
Keurig Dr Pepper Inc.	4.985%	5/25/38	100	134
Keurig Dr Pepper Inc.	4.500%	11/15/45	200	255
Keurig Dr Pepper Inc.	4.420%	12/15/46	125	157
Keurig Dr Pepper Inc.	3.800%	5/1/50	150	179
Kimberly-Clark Corp.	3.050%	8/15/25	50	56
Kimberly-Clark Corp.	2.750%	2/15/26	100	111
Kimberly-Clark Corp.	1.050%	9/15/27	500	505
Kimberly-Clark Corp.	3.950%	11/1/28	50	60
Kimberly-Clark Corp.	3.200%	4/25/29	150	173
Kimberly-Clark Corp.	3.100%	3/26/30	155	178
Kimberly-Clark Corp.	6.625%	8/1/37	250	409
Kimberly-Clark Corp.	5.300%	3/1/41	25	36
Kimberly-Clark Corp.	3.200%	7/30/46	175	207
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	54
Kroger Co.	3.400%	4/15/22	75	77
Kroger Co.	2.800%	8/1/22	100	104
Kroger Co.	4.000%	2/1/24	100	110
Kroger Co.	3.500%	2/1/26	160	179
Kroger Co.	2.650%	10/15/26	140	153
Kroger Co.	3.700%	8/1/27	100	115
Kroger Co.	7.700%	6/1/29	50	70
Kroger Co.	8.000%	9/15/29	125	181
Kroger Co.	2.200%	5/1/30	100	105
Kroger Co.	7.500%	4/1/31	100	146
Kroger Co.	5.400%	7/15/40	50	67
Kroger Co.	5.000%	4/15/42	125	165
Kroger Co.	5.150%	8/1/43	100	136
Kroger Co.	3.875%	10/15/46	100	117
Kroger Co.	4.450%	2/1/47	225	283
Kroger Co.	4.650%	1/15/48	75	97
Kroger Co.	5.400%	1/15/49	25	36

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kroger Co.	3.950%	1/15/50	175	210
	McCormick & Co. Inc.	3.900%	7/15/21	50	51
	McCormick & Co. Inc.	3.150%	8/15/24	150	163
	McCormick & Co. Inc.	3.400%	8/15/27	150	168
	McCormick & Co. Inc.	2.500%	4/15/30	250	268
	Mead Johnson Nutrition Co.	4.125%	11/15/25	355	409
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	148
	Mead Johnson Nutrition Co.	4.600%	6/1/44	150	198
	Molson Coors Beverage Co.	3.500%	5/1/22	25	26
	Molson Coors Beverage Co.	3.000%	7/15/26	375	411
	Molson Coors Beverage Co.	5.000%	5/1/42	200	250
	Molson Coors Beverage Co.	4.200%	7/15/46	375	429
[5]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	200	206
	Mondelez International Inc.	0.625%	7/1/22	200	201
	Mondelez International Inc.	2.125%	4/13/23	100	104
	Mondelez International Inc.	1.500%	5/4/25	100	104
	Mondelez International Inc.	2.750%	4/13/30	250	274
	Mondelez International Inc.	1.875%	10/15/32	500	507
	Mondelez International Inc.	2.625%	9/4/50	250	251
	PepsiCo Inc.	2.750%	3/5/22	375	386
	PepsiCo Inc.	2.250%	5/2/22	150	154
	PepsiCo Inc.	0.750%	5/1/23	125	127
	PepsiCo Inc.	3.600%	3/1/24	700	764
	PepsiCo Inc.	2.250%	3/19/25	265	283
	PepsiCo Inc.	2.750%	4/30/25	200	217
	PepsiCo Inc.	3.500%	7/17/25	452	507
	PepsiCo Inc.	2.375%	10/6/26	225	245
	PepsiCo Inc.	2.625%	3/19/27	100	110
	PepsiCo Inc.	3.000%	10/15/27	325	366
	PepsiCo Inc.	2.625%	7/29/29	200	220
	PepsiCo Inc.	2.750%	3/19/30	345	384
	PepsiCo Inc.	1.625%	5/1/30	200	205
	PepsiCo Inc.	1.400%	2/25/31	500	502
	PepsiCo Inc.	3.500%	3/19/40	175	210
	PepsiCo Inc.	4.000%	3/5/42	175	225
	PepsiCo Inc.	3.600%	8/13/42	100	121
	PepsiCo Inc.	4.250%	10/22/44	225	294
	PepsiCo Inc.	4.600%	7/17/45	75	105
	PepsiCo Inc.	4.450%	4/14/46	500	697
	PepsiCo Inc.	3.450%	10/6/46	300	360
	PepsiCo Inc.	4.000%	5/2/47	100	131
	PepsiCo Inc.	3.375%	7/29/49	200	242
	PepsiCo Inc.	2.875%	10/15/49	325	363
	PepsiCo Inc.	3.625%	3/19/50	290	366
	PepsiCo Inc.	3.875%	3/19/60	150	200
	Philip Morris International Inc.	2.500%	11/2/22	300	311
	Philip Morris International Inc.	2.625%	3/6/23	100	105
	Philip Morris International Inc.	1.125%	5/1/23	125	127
	Philip Morris International Inc.	2.125%	5/10/23	95	99
	Philip Morris International Inc.	3.600%	11/15/23	500	545
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	2.875%	5/1/24	220	237
	Philip Morris International Inc.	3.250%	11/10/24	250	275
	Philip Morris International Inc.	1.500%	5/1/25	125	129
	Philip Morris International Inc.	3.375%	8/11/25	150	167
	Philip Morris International Inc.	2.750%	2/25/26	180	196
	Philip Morris International Inc.	3.125%	3/2/28	100	112
	Philip Morris International Inc.	3.375%	8/15/29	250	286
	Philip Morris International Inc.	2.100%	5/1/30	150	155
	Philip Morris International Inc.	1.750%	11/1/30	500	506
	Philip Morris International Inc.	6.375%	5/16/38	200	302
	Philip Morris International Inc.	4.375%	11/15/41	500	623
	Philip Morris International Inc.	4.500%	3/20/42	125	158
	Philip Morris International Inc.	3.875%	8/21/42	25	29
	Philip Morris International Inc.	4.875%	11/15/43	155	205
	Philip Morris International Inc.	4.250%	11/10/44	200	251
[2]	Procter & Gamble Co.	9.360%	1/1/21	29	29
	Procter & Gamble Co.	2.300%	2/6/22	425	434
	Procter & Gamble Co.	3.100%	8/15/23	150	161
	Procter & Gamble Co.	0.550%	10/29/25	500	501
	Procter & Gamble Co.	2.450%	11/3/26	100	110
	Procter & Gamble Co.	2.800%	3/25/27	500	556
	Procter & Gamble Co.	3.000%	3/25/30	500	573
	Procter & Gamble Co.	1.200%	10/29/30	500	498
	Procter & Gamble Co.	5.550%	3/5/37	150	229
	Procter & Gamble Co.	3.550%	3/25/40	188	234
	Procter & Gamble Co.	3.500%	10/25/47	169	219
	Procter & Gamble Co.	3.600%	3/25/50	173	232
	Reynolds American Inc.	4.850%	9/15/23	125	139
	Reynolds American Inc.	4.450%	6/12/25	525	597
	Reynolds American Inc.	5.700%	8/15/35	175	221
	Reynolds American Inc.	7.250%	6/15/37	100	137
	Reynolds American Inc.	6.150%	9/15/43	75	97
	Reynolds American Inc.	5.850%	8/15/45	450	574
	Sysco Corp.	2.600%	6/12/22	125	129
	Sysco Corp.	3.750%	10/1/25	75	84
	Sysco Corp.	3.300%	7/15/26	250	277
	Sysco Corp.	3.250%	7/15/27	175	195
	Sysco Corp.	2.400%	2/15/30	100	104
	Sysco Corp.	5.950%	4/1/30	250	328
	Sysco Corp.	6.600%	4/1/40	175	255
	Sysco Corp.	4.850%	10/1/45	50	62
	Sysco Corp.	4.500%	4/1/46	200	242
	Sysco Corp.	4.450%	3/15/48	100	120
	Sysco Corp.	3.300%	2/15/50	105	110
	Sysco Corp.	6.600%	4/1/50	250	384
	Target Corp.	2.900%	1/15/22	200	206
	Target Corp.	3.500%	7/1/24	325	360
	Target Corp.	2.250%	4/15/25	200	214
	Target Corp.	2.500%	4/15/26	175	193
	Target Corp.	3.375%	4/15/29	200	234
	Target Corp.	2.650%	9/15/30	250	280
	Target Corp.	6.500%	10/15/37	103	166
	Target Corp.	7.000%	1/15/38	125	208
	Target Corp.	3.900%	11/15/47	300	392
	Tyson Foods Inc.	4.500%	6/15/22	275	288
	Tyson Foods Inc.	3.900%	9/28/23	100	109

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tyson Foods Inc.	3.950%	8/15/24	925	1,027
Tyson Foods Inc.	4.000%	3/1/26	100	115
Tyson Foods Inc.	3.550%	6/2/27	275	313
Tyson Foods Inc.	4.350%	3/1/29	280	339
Tyson Foods Inc.	4.875%	8/15/34	100	131
Tyson Foods Inc.	5.150%	8/15/44	200	274
Tyson Foods Inc.	4.550%	6/2/47	150	197
Tyson Foods Inc.	5.100%	9/28/48	275	395
Unilever Capital Corp.	3.000%	3/7/22	100	103
Unilever Capital Corp.	3.250%	3/7/24	250	271
Unilever Capital Corp.	2.600%	5/5/24	450	480
Unilever Capital Corp.	3.375%	3/22/25	100	111
Unilever Capital Corp.	3.100%	7/30/25	225	249
Unilever Capital Corp.	2.000%	7/28/26	125	133
Unilever Capital Corp.	1.375%	9/14/30	300	301
Unilever Capital Corp.	5.900%	11/15/32	200	290
Walgreen Co.	3.100%	9/15/22	250	261
Walgreen Co.	4.400%	9/15/42	195	210
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	413
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	360
Walgreens Boots Alliance Inc.	3.200%	4/15/30	150	163
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	143
Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	311
Walgreens Boots Alliance Inc.	4.650%	6/1/46	115	126
Walgreens Boots Alliance Inc.	4.100%	4/15/50	150	159
Walmart Inc.	2.350%	12/15/22	800	832
Walmart Inc.	2.550%	4/11/23	150	157
Walmart Inc.	3.400%	6/26/23	250	268
Walmart Inc.	3.300%	4/22/24	250	272
Walmart Inc.	2.850%	7/8/24	275	297
Walmart Inc.	2.650%	12/15/24	200	216
Walmart Inc.	3.550%	6/26/25	309	350
Walmart Inc.	3.050%	7/8/26	250	281
Walmart Inc.	5.875%	4/5/27	405	517
Walmart Inc.	3.700%	6/26/28	450	529
Walmart Inc.	3.250%	7/8/29	300	347
Walmart Inc.	2.375%	9/24/29	175	191
Walmart Inc.	7.550%	2/15/30	105	160
Walmart Inc.	5.250%	9/1/35	385	559
Walmart Inc.	6.200%	4/15/38	315	498
Walmart Inc.	3.950%	6/28/38	275	349
Walmart Inc.	5.000%	10/25/40	100	144
Walmart Inc.	4.000%	4/11/43	274	350
Walmart Inc.	4.300%	4/22/44	361	487
Walmart Inc.	3.625%	12/15/47	265	336
Walmart Inc.	4.050%	6/29/48	500	677
Walmart Inc.	2.950%	9/24/49	400	459
				103,691
Energy (2.5%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	425	443
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	224
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	274
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.486%	5/1/30	200	241
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	5.125%	9/15/40	175	231
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	312
Boardwalk Pipelines LP	3.375%	2/1/23	100	104
Boardwalk Pipelines LP	4.950%	12/15/24	150	167
Boardwalk Pipelines LP	5.950%	6/1/26	200	236
Boardwalk Pipelines LP	4.450%	7/15/27	100	112
BP Capital Markets America Inc.	3.245%	5/6/22	250	260
BP Capital Markets America Inc.	2.520%	9/19/22	50	52
BP Capital Markets America Inc.	2.937%	4/6/23	100	106
BP Capital Markets America Inc.	2.750%	5/10/23	300	316
BP Capital Markets America Inc.	3.216%	11/28/23	1,082	1,162
BP Capital Markets America Inc.	3.194%	4/6/25	230	253
BP Capital Markets America Inc.	3.410%	2/11/26	100	112
BP Capital Markets America Inc.	3.119%	5/4/26	550	608
BP Capital Markets America Inc.	3.017%	1/16/27	400	441
BP Capital Markets America Inc.	3.937%	9/21/28	175	206
BP Capital Markets America Inc.	4.234%	11/6/28	225	268
BP Capital Markets America Inc.	3.633%	4/6/30	350	407
BP Capital Markets America Inc.	3.000%	2/24/50	450	461
BP Capital Markets America Inc.	2.772%	11/10/50	500	492
BP Capital Markets America Inc.	2.939%	6/4/51	500	507
BP Capital Markets plc	3.062%	3/17/22	25	26
BP Capital Markets plc	2.500%	11/6/22	450	467
BP Capital Markets plc	3.994%	9/26/23	200	219
BP Capital Markets plc	3.814%	2/10/24	400	439
BP Capital Markets plc	3.535%	11/4/24	68	75
BP Capital Markets plc	3.506%	3/17/25	200	223
BP Capital Markets plc	3.279%	9/19/27	200	225
BP Capital Markets plc	3.723%	11/28/28	175	203
Burlington Resources LLC	7.400%	12/1/31	175	260
Burlington Resources LLC	5.950%	10/15/36	200	282
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	209
Canadian Natural Resources Ltd.	2.050%	7/15/25	100	105
Canadian Natural Resources Ltd.	3.850%	6/1/27	750	841
Canadian Natural Resources Ltd.	2.950%	7/15/30	100	106
Canadian Natural Resources Ltd.	7.200%	1/15/32	150	200
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	164
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	126
Canadian Natural Resources Ltd.	6.500%	2/15/37	50	66
Canadian Natural Resources Ltd.	6.250%	3/15/38	100	134
Canadian Natural Resources Ltd.	4.950%	6/1/47	140	177
Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	200	233
Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	261

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	525	619
Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	334
Chevron Corp.	2.355%	12/5/22	1,130	1,169
Chevron Corp.	1.141%	5/11/23	300	306
Chevron Corp.	3.191%	6/24/23	225	239
Chevron Corp.	1.554%	5/11/25	900	933
Chevron Corp.	2.236%	5/11/30	500	534
Chevron Corp.	2.978%	5/11/40	100	110
Chevron USA Inc.	0.333%	8/12/22	500	501
Chevron USA Inc.	1.018%	8/12/27	500	500
Chevron USA Inc.	2.343%	8/12/50	500	483
Cimarex Energy Co.	4.375%	6/1/24	200	217
Cimarex Energy Co.	3.900%	5/15/27	350	383
CNOOC Finance 2013 Ltd.	3.300%	9/30/49	250	247
CNOOC Finance 2014 ULC	4.250%	4/30/24	300	325
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	539
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	300	343
CNOOC Petroleum North America ULC	7.875%	3/15/32	50	74
CNOOC Petroleum North America ULC	6.400%	5/15/37	450	627
Columbia Pipeline Group Inc.	4.500%	6/1/25	300	346
Columbia Pipeline Group Inc.	5.800%	6/1/45	100	137
Concho Resources Inc.	3.750%	10/1/27	400	453
Concho Resources Inc.	4.300%	8/15/28	100	118
Concho Resources Inc.	2.400%	2/15/31	500	522
Concho Resources Inc.	4.875%	10/1/47	200	269
ConocoPhillips	5.900%	10/15/32	450	613
ConocoPhillips	5.900%	5/15/38	450	644
ConocoPhillips	6.500%	2/1/39	200	306
ConocoPhillips Co.	3.350%	11/15/24	50	55
ConocoPhillips Co.	6.950%	4/15/29	350	488
ConocoPhillips Co.	4.300%	11/15/44	275	348
Devon Energy Corp.	5.850%	12/15/25	100	118
Devon Energy Corp.	7.875%	9/30/31	160	222
Devon Energy Corp.	7.950%	4/15/32	163	229
Devon Energy Corp.	5.600%	7/15/41	375	455
Devon Energy Corp.	5.000%	6/15/45	150	177
Diamondback Energy Inc.	3.250%	12/1/26	500	534
Diamondback Energy Inc.	3.500%	12/1/29	500	532
Ecopetrol SA	5.875%	9/18/23	225	251
Ecopetrol SA	4.125%	1/16/25	200	218
Ecopetrol SA	5.375%	6/26/26	750	862
Ecopetrol SA	6.875%	4/29/30	400	515
Ecopetrol SA	7.375%	9/18/43	100	136
Ecopetrol SA	5.875%	5/28/45	400	483
Enable Midstream Partners LP	3.900%	5/15/24	150	153
Enable Midstream Partners LP	4.400%	3/15/27	150	150
Enable Midstream Partners LP	4.950%	5/15/28	200	204
Enable Midstream Partners LP	4.150%	9/15/29	200	198
Enable Midstream Partners LP	5.000%	5/15/44	100	95
Enbridge Energy Partners LP	5.875%	10/15/25	150	182
Enbridge Energy Partners LP	7.500%	4/15/38	150	212
Enbridge Energy Partners LP	5.500%	9/15/40	75	94
Enbridge Energy Partners LP	7.375%	10/15/45	125	192
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Enbridge Inc.	2.900%	7/15/22	75	78
Enbridge Inc.	2.500%	1/15/25	100	107
Enbridge Inc.	3.700%	7/15/27	150	170
Enbridge Inc.	3.125%	11/15/29	200	219
Enbridge Inc.	4.500%	6/10/44	100	117
Enbridge Inc.	4.000%	11/15/49	100	114
Energy Transfer Operating LP	3.600%	2/1/23	450	471
Energy Transfer Operating LP	4.250%	3/15/23	400	420
Energy Transfer Operating LP	4.200%	9/15/23	80	86
Energy Transfer Operating LP	4.050%	3/15/25	1,000	1,092
Energy Transfer Operating LP	2.900%	5/15/25	100	106
Energy Transfer Operating LP	4.750%	1/15/26	500	554
Energy Transfer Operating LP	5.500%	6/1/27	300	351
Energy Transfer Operating LP	4.950%	6/15/28	350	404
Energy Transfer Operating LP	5.250%	4/15/29	425	494
Energy Transfer Operating LP	3.750%	5/15/30	450	487
Energy Transfer Operating LP	6.625%	10/15/36	150	180
Energy Transfer Operating LP	5.800%	6/15/38	150	171
Energy Transfer Operating LP	6.050%	6/1/41	100	115
Energy Transfer Operating LP	6.500%	2/1/42	275	333
Energy Transfer Operating LP	5.150%	3/15/45	150	162
Energy Transfer Operating LP	6.125%	12/15/45	200	234
Energy Transfer Operating LP	5.300%	4/15/47	200	220
Energy Transfer Operating LP	6.000%	6/15/48	100	119
Energy Transfer Operating LP	6.250%	4/15/49	320	386
Energy Transfer Operating LP	5.000%	5/15/50	500	546
Energy Transfer Partners LP	6.000%	6/15/48	200	237
Energy Transfer Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	175	183
Energy Transfer Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	200	212
Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	100	108
Enterprise Products Operating LLC	3.500%	2/1/22	100	103
Enterprise Products Operating LLC	3.350%	3/15/23	425	443
Enterprise Products Operating LLC	3.900%	2/15/24	175	192
Enterprise Products Operating LLC	3.750%	2/15/25	150	168
Enterprise Products Operating LLC	3.700%	2/15/26	150	170
Enterprise Products Operating LLC	3.950%	2/15/27	100	112
Enterprise Products Operating LLC	3.125%	7/31/29	550	609
Enterprise Products Operating LLC	2.800%	1/31/30	300	325

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Enterprise Products Operating LLC	6.875%	3/1/33	175	244
Enterprise Products Operating LLC	7.550%	4/15/38	150	228
Enterprise Products Operating LLC	6.125%	10/15/39	300	414
Enterprise Products Operating LLC	5.950%	2/1/41	175	240
Enterprise Products Operating LLC	4.450%	2/15/43	300	358
Enterprise Products Operating LLC	4.850%	3/15/44	520	640
Enterprise Products Operating LLC	4.900%	5/15/46	425	532
Enterprise Products Operating LLC	4.250%	2/15/48	300	350
Enterprise Products Operating LLC	4.200%	1/31/50	350	411
Enterprise Products Operating LLC	3.700%	1/31/51	300	329
Enterprise Products Operating LLC	3.200%	2/15/52	500	504
Enterprise Products Operating LLC	3.950%	1/31/60	200	219
Enterprise Products Operating LLC	4.875%	8/16/77	100	96
Enterprise Products Operating LLC	5.250%	8/16/77	100	101
Enterprise Products Operating LLC	5.375%	2/15/78	200	198
EOG Resources Inc.	2.625%	3/15/23	450	470
EOG Resources Inc.	4.150%	1/15/26	150	172
EOG Resources Inc.	4.375%	4/15/30	255	310
EOG Resources Inc.	4.950%	4/15/50	200	271
Equinor ASA	3.150%	1/23/22	150	153
Equinor ASA	2.450%	1/17/23	450	470
Equinor ASA	2.650%	1/15/24	375	397
Equinor ASA	3.700%	3/1/24	150	165
Equinor ASA	3.250%	11/10/24	150	165
Equinor ASA	7.250%	9/23/27	250	339
Equinor ASA	3.625%	9/10/28	175	203
Equinor ASA	2.375%	5/22/30	200	212
Equinor ASA	5.100%	8/17/40	125	176
Equinor ASA	4.250%	11/23/41	175	220
Equinor ASA	3.950%	5/15/43	125	151
Equinor ASA	4.800%	11/8/43	175	235
Equinor ASA	3.250%	11/18/49	225	250
Equinor ASA	3.700%	4/6/50	405	486
Exxon Mobil Corp.	2.397%	3/6/22	400	407
Exxon Mobil Corp.	1.902%	8/16/22	300	308
Exxon Mobil Corp.	1.571%	4/15/23	950	968
Exxon Mobil Corp.	2.019%	8/16/24	100	105
Exxon Mobil Corp.	2.992%	3/19/25	850	929
Exxon Mobil Corp.	3.043%	3/1/26	300	332
Exxon Mobil Corp.	2.275%	8/16/26	200	215
Exxon Mobil Corp.	2.440%	8/16/29	250	267
Exxon Mobil Corp.	3.482%	3/19/30	375	434
Exxon Mobil Corp.	2.610%	10/15/30	650	709
Exxon Mobil Corp.	2.995%	8/16/39	300	325
Exxon Mobil Corp.	4.227%	3/19/40	400	496
Exxon Mobil Corp.	3.567%	3/6/45	235	268
Exxon Mobil Corp.	4.114%	3/1/46	400	492
Exxon Mobil Corp.	4.327%	3/19/50	825	1,075
Exxon Mobil Corp.	3.452%	4/15/51	600	685
Halliburton Co.	3.500%	8/1/23	112	119
Halliburton Co.	3.800%	11/15/25	22	25
Halliburton Co.	2.920%	3/1/30	300	317
Halliburton Co.	4.850%	11/15/35	200	230
Halliburton Co.	6.700%	9/15/38	345	456
Halliburton Co.	4.500%	11/15/41	100	108
Halliburton Co.	4.750%	8/1/43	150	167
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Halliburton Co.	5.000%	11/15/45	500	591
Helmerich & Payne Inc.	4.650%	3/15/25	50	55
Hess Corp.	3.500%	7/15/24	100	106
Hess Corp.	4.300%	4/1/27	250	277
Hess Corp.	7.125%	3/15/33	100	130
Hess Corp.	6.000%	1/15/40	250	304
Hess Corp.	5.600%	2/15/41	300	364
HollyFrontier Corp.	5.875%	4/1/26	200	218
Husky Energy Inc.	4.000%	4/15/24	150	160
Husky Energy Inc.	4.400%	4/15/29	250	276
Husky Energy Inc.	6.800%	9/15/37	50	63
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	26
Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	267
Kinder Morgan Energy Partners LP	4.300%	5/1/24	625	691
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	381
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	63
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	324
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	69
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	262
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	330
Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	61
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	29
Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	542
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	87
Kinder Morgan Inc.	3.150%	1/15/23	200	210
Kinder Morgan Inc.	4.300%	6/1/25	300	342
Kinder Morgan Inc.	4.300%	3/1/28	500	586
Kinder Morgan Inc.	7.800%	8/1/31	290	413
Kinder Morgan Inc.	7.750%	1/15/32	265	382
Kinder Morgan Inc.	5.300%	12/1/34	175	217
Kinder Morgan Inc.	5.550%	6/1/45	200	256
Kinder Morgan Inc.	5.050%	2/15/46	350	428
Kinder Morgan Inc.	3.250%	8/1/50	400	401
Magellan Midstream Partners LP	3.250%	6/1/30	200	224
Magellan Midstream Partners LP	5.150%	10/15/43	125	158
Magellan Midstream Partners LP	4.250%	9/15/46	200	227
Magellan Midstream Partners LP	4.200%	10/3/47	150	171
Magellan Midstream Partners LP	4.850%	2/1/49	100	125
Magellan Midstream Partners LP	3.950%	3/1/50	50	56
Marathon Oil Corp.	2.800%	11/1/22	60	62
Marathon Oil Corp.	3.850%	6/1/25	100	107
Marathon Oil Corp.	4.400%	7/15/27	200	221
Marathon Oil Corp.	6.800%	3/15/32	400	492
Marathon Oil Corp.	5.200%	6/1/45	100	115
Marathon Petroleum Corp.	4.750%	12/15/23	500	553
Marathon Petroleum Corp.	4.700%	5/1/25	300	344
Marathon Petroleum Corp.	5.125%	12/15/26	200	238
Marathon Petroleum Corp.	6.500%	3/1/41	300	402

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marathon Petroleum Corp.	4.750%	9/15/44	275	315
	Marathon Petroleum Corp.	4.500%	4/1/48	100	112
	MPLX LP	3.500%	12/1/22	25	26
	MPLX LP	3.375%	3/15/23	100	106
	MPLX LP	4.500%	7/15/23	200	218
	MPLX LP	4.875%	12/1/24	513	587
	MPLX LP	4.875%	6/1/25	283	327
	MPLX LP	4.125%	3/1/27	300	345
	MPLX LP	4.250%	12/1/27	400	466
	MPLX LP	4.000%	3/15/28	400	456
	MPLX LP	2.650%	8/15/30	500	522
	MPLX LP	4.500%	4/15/38	300	339
	MPLX LP	5.200%	3/1/47	250	303
	MPLX LP	4.700%	4/15/48	275	327
	MPLX LP	5.500%	2/15/49	455	590
	National Oilwell Varco Inc.	3.600%	12/1/29	200	209
	National Oilwell Varco Inc.	3.950%	12/1/42	125	126
	Noble Energy Inc.	3.850%	1/15/28	100	116
	Noble Energy Inc.	3.250%	10/15/29	200	228
	Noble Energy Inc.	6.000%	3/1/41	100	149
	Noble Energy Inc.	5.250%	11/15/43	175	247
	Noble Energy Inc.	5.050%	11/15/44	250	348
	Noble Energy Inc.	4.950%	8/15/47	100	140
	Noble Energy Inc.	4.200%	10/15/49	155	197
	ONEOK Inc.	7.500%	9/1/23	100	115
	ONEOK Inc.	2.750%	9/1/24	100	105
	ONEOK Inc.	2.200%	9/15/25	425	442
	ONEOK Inc.	4.550%	7/15/28	100	114
	ONEOK Inc.	4.350%	3/15/29	100	113
	ONEOK Inc.	3.400%	9/1/29	245	260
	ONEOK Inc.	3.100%	3/15/30	200	213
	ONEOK Inc.	4.950%	7/13/47	200	220
	ONEOK Inc.	4.450%	9/1/49	150	157
	ONEOK Inc.	4.500%	3/15/50	300	318
	ONEOK Partners LP	3.375%	10/1/22	400	416
	ONEOK Partners LP	6.650%	10/1/36	300	376
	ONEOK Partners LP	6.850%	10/15/37	300	385
	ONEOK Partners LP	6.125%	2/1/41	150	179
[2]	Petroleos Mexicanos	2.378%	4/15/25	22	23
	Phillips 66	4.300%	4/1/22	275	288
	Phillips 66	3.700%	4/6/23	100	107
	Phillips 66	3.850%	4/9/25	300	338
	Phillips 66	3.900%	3/15/28	300	344
	Phillips 66	2.150%	12/15/30	100	101
	Phillips 66	4.650%	11/15/34	500	610
	Phillips 66	4.875%	11/15/44	500	629
	Phillips 66 Partners LP	2.450%	12/15/24	50	52
	Phillips 66 Partners LP	3.605%	2/15/25	250	270
	Phillips 66 Partners LP	3.750%	3/1/28	50	54
	Phillips 66 Partners LP	3.150%	12/15/29	100	104
	Phillips 66 Partners LP	4.680%	2/15/45	245	263
	Pioneer Natural Resources Co.	4.450%	1/15/26	225	262
	Pioneer Natural Resources Co.	1.900%	8/15/30	300	297
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	100	103
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	289	299
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	600	639
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	112
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	175	183
	Plains All American Pipeline LP / PAA Finance Corp.	3.800%	9/15/30	200	214
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	100	121
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	225	220
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	208
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	342
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	350	383
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	600	684
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	466
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	450	544
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	250	295
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	300	344
[5]	Sabine Pass Liquefaction LLC	4.500%	5/15/30	300	356
	Schlumberger Investment SA	3.650%	12/1/23	325	352
	Schlumberger Investment SA	2.650%	6/26/30	300	320
	Shell International Finance BV	3.400%	8/12/23	75	81
	Shell International Finance BV	0.375%	9/15/23	500	501
	Shell International Finance BV	2.000%	11/7/24	200	210
	Shell International Finance BV	2.375%	4/6/25	500	535
	Shell International Finance BV	3.250%	5/11/25	200	221
	Shell International Finance BV	2.875%	5/10/26	500	552
	Shell International Finance BV	2.500%	9/12/26	900	987
	Shell International Finance BV	3.875%	11/13/28	100	118
	Shell International Finance BV	2.375%	11/7/29	1,050	1,125
	Shell International Finance BV	4.125%	5/11/35	300	373
	Shell International Finance BV	6.375%	12/15/38	475	734
	Shell International Finance BV	5.500%	3/25/40	175	251
	Shell International Finance BV	4.550%	8/12/43	300	399
	Shell International Finance BV	4.375%	5/11/45	630	829
	Shell International Finance BV	4.000%	5/10/46	700	877
	Shell International Finance BV	3.125%	11/7/49	650	721
	Spectra Energy Partners LP	4.750%	3/15/24	600	669
	Spectra Energy Partners LP	3.500%	3/15/25	138	151
	Spectra Energy Partners LP	3.375%	10/15/26	205	228

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Spectra Energy Partners LP	5.950%	9/25/43	40	52
Spectra Energy Partners LP	4.500%	3/15/45	325	383
Suncor Energy Inc.	2.800%	5/15/23	300	315
Suncor Energy Inc.	3.600%	12/1/24	100	110
Suncor Energy Inc.	3.100%	5/15/25	100	109
Suncor Energy Inc.	5.950%	12/1/34	125	163
Suncor Energy Inc.	6.800%	5/15/38	225	315
Suncor Energy Inc.	6.500%	6/15/38	525	732
Suncor Energy Inc.	4.000%	11/15/47	200	225
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	50	52
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	225	243
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	150	164
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	175	180
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	325	347
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	50	56
Sunoco Logistics Partners Operations LP	5.400%	10/1/47	275	303
TC PipeLines LP	3.900%	5/25/27	50	56
TechnipFMC plc	3.450%	10/1/22	75	77
Total Capital Canada Ltd.	2.750%	7/15/23	125	132
Total Capital International SA	2.875%	2/17/22	300	309
Total Capital International SA	2.700%	1/25/23	50	52
Total Capital International SA	3.700%	1/15/24	525	575
Total Capital International SA	2.434%	1/10/25	175	187
Total Capital International SA	3.455%	2/19/29	325	376
Total Capital International SA	2.829%	1/10/30	300	335
Total Capital International SA	2.986%	6/29/41	200	218
Total Capital International SA	3.461%	7/12/49	200	230
Total Capital International SA	3.127%	5/29/50	500	544
Total Capital International SA	3.386%	6/29/60	200	226
Total Capital SA	3.883%	10/11/28	100	118
TransCanada PipeLines Ltd.	2.500%	8/1/22	400	413
TransCanada PipeLines Ltd.	4.250%	5/15/28	250	294
TransCanada PipeLines Ltd.	4.100%	4/15/30	500	586
TransCanada PipeLines Ltd.	4.625%	3/1/34	536	646
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	193
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	400
TransCanada PipeLines Ltd.	6.200%	10/15/37	425	590
TransCanada PipeLines Ltd.	4.750%	5/15/38	350	435
TransCanada PipeLines Ltd.	4.875%	5/15/48	400	515
Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	115
Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	200	223
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	121
Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	200	225
Valero Energy Corp.	2.700%	4/15/23	100	104
Valero Energy Corp.	1.200%	3/15/24	500	502
Valero Energy Corp.	3.650%	3/15/25	251	274
Valero Energy Corp.	2.850%	4/15/25	100	106
Valero Energy Corp.	4.350%	6/1/28	350	397
Valero Energy Corp.	7.500%	4/15/32	650	898
Valero Energy Corp.	4.900%	3/15/45	150	175
Valero Energy Partners LP	4.375%	12/15/26	100	116
Valero Energy Partners LP	4.500%	3/15/28	75	86
Williams Cos. Inc.	3.600%	3/15/22	475	490
Williams Cos. Inc.	3.350%	8/15/22	125	130
Williams Cos. Inc.	3.700%	1/15/23	200	211
Williams Cos. Inc.	4.550%	6/24/24	400	447
Williams Cos. Inc.	3.900%	1/15/25	681	753
Williams Cos. Inc.	3.750%	6/15/27	300	341
Williams Cos. Inc.	3.500%	11/15/30	400	452
Williams Cos. Inc.	6.300%	4/15/40	100	133
Williams Cos. Inc.	5.800%	11/15/43	100	127
Williams Cos. Inc.	5.400%	3/4/44	400	493
Williams Cos. Inc.	5.750%	6/24/44	100	131
Williams Cos. Inc.	5.100%	9/15/45	350	433
Williams Cos. Inc.	4.850%	3/1/48	150	183
				122,803
Financials (7.8%)
ACE Capital Trust II	9.700%	4/1/30	50	76
Aegon NV	5.500%	4/11/48	200	226
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	12/16/21	70	72
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/1/22	125	128
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	5/26/22	100	103
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	175	184
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	125	130
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	150	162
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	186	197
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	250	298
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	139
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	300	326
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	500	569
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	323
Affiliated Managers Group Inc.	4.250%	2/15/24	100	110
Affiliated Managers Group Inc.	3.500%	8/1/25	125	139
Affiliated Managers Group Inc.	3.300%	6/15/30	500	546

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Aflac Inc.	3.625%	6/15/23	125	135
Aflac Inc.	3.625%	11/15/24	125	140
Aflac Inc.	3.250%	3/17/25	125	138
Aflac Inc.	2.875%	10/15/26	75	83
Aflac Inc.	3.600%	4/1/30	225	264
Aflac Inc.	4.000%	10/15/46	50	61
Aflac Inc.	4.750%	1/15/49	235	326
Air Lease Corp.	3.750%	2/1/22	300	308
Air Lease Corp.	2.625%	7/1/22	100	103
Air Lease Corp.	2.250%	1/15/23	100	102
Air Lease Corp.	2.750%	1/15/23	100	103
Air Lease Corp.	3.875%	7/3/23	100	106
Air Lease Corp.	4.250%	2/1/24	200	216
Air Lease Corp.	4.250%	9/15/24	75	82
Air Lease Corp.	2.300%	2/1/25	200	206
Air Lease Corp.	3.250%	3/1/25	150	160
Air Lease Corp.	3.375%	7/1/25	250	269
Air Lease Corp.	3.625%	4/1/27	75	80
Air Lease Corp.	3.625%	12/1/27	200	215
Air Lease Corp.	4.625%	10/1/28	100	114
Air Lease Corp.	3.250%	10/1/29	100	105
Air Lease Corp.	3.000%	2/1/30	225	232
Air Lease Corp.	3.125%	12/1/30	750	777
Aircastle Ltd.	4.400%	9/25/23	125	133
Aircastle Ltd.	4.125%	5/1/24	400	424
Aircastle Ltd.	4.250%	6/15/26	100	106
Alleghany Corp.	3.625%	5/15/30	100	113
Alleghany Corp.	4.900%	9/15/44	100	129
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	82
Allstate Corp.	3.150%	6/15/23	100	107
Allstate Corp.	1.450%	12/15/30	500	497
Allstate Corp.	5.550%	5/9/35	75	111
Allstate Corp.	4.500%	6/15/43	125	168
Allstate Corp.	4.200%	12/15/46	200	263
Allstate Corp.	3.850%	8/10/49	100	127
Allstate Corp.	5.750%	8/15/53	75	80
Allstate Corp.	6.500%	5/15/67	100	134
Ally Financial Inc.	4.125%	2/13/22	125	130
Ally Financial Inc.	1.450%	10/2/23	1,000	1,019
Ally Financial Inc.	3.875%	5/21/24	150	164
Ally Financial Inc.	5.125%	9/30/24	135	155
Ally Financial Inc.	8.000%	11/1/31	400	584
American Express Co.	2.750%	5/20/22	300	309
American Express Co.	2.500%	8/1/22	500	516
American Express Co.	2.650%	12/2/22	225	235
American Express Co.	3.400%	2/27/23	300	319
American Express Co.	3.700%	8/3/23	325	351
American Express Co.	3.400%	2/22/24	225	245
American Express Co.	2.500%	7/30/24	215	229
American Express Co.	3.000%	10/30/24	569	621
American Express Co.	3.625%	12/5/24	241	267
American Express Co.	4.200%	11/6/25	150	174
American Express Co.	3.125%	5/20/26	250	280
American Express Co.	4.050%	12/3/42	67	86
American Express Credit Corp.	2.700%	3/3/22	300	308
American Express Credit Corp.	3.300%	5/3/27	350	398
American Financial Group Inc.	3.500%	8/15/26	50	55
American Financial Group Inc.	5.250%	4/2/30	150	186
American Financial Group Inc.	4.500%	6/15/47	110	132
American International Group Inc.	3.300%	3/1/21	275	275
American International Group Inc.	4.125%	2/15/24	70	77
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
American International Group Inc.	3.750%	7/10/25	85	95
American International Group Inc.	3.900%	4/1/26	406	463
American International Group Inc.	4.200%	4/1/28	200	237
American International Group Inc.	4.250%	3/15/29	50	60
American International Group Inc.	3.400%	6/30/30	240	274
American International Group Inc.	3.875%	1/15/35	200	240
American International Group Inc.	4.700%	7/10/35	75	96
American International Group Inc.	6.250%	5/1/36	475	685
American International Group Inc.	4.500%	7/16/44	500	640
American International Group Inc.	4.750%	4/1/48	200	268
American International Group Inc.	5.750%	4/1/48	125	145
American International Group Inc.	4.375%	1/15/55	355	454
American International Group Inc.	8.175%	5/15/68	95	139
Ameriprise Financial Inc.	3.000%	3/22/22	50	52
Ameriprise Financial Inc.	4.000%	10/15/23	250	275
Ameriprise Financial Inc.	3.700%	10/15/24	187	208
Ameriprise Financial Inc.	3.000%	4/2/25	20	22
Ameriprise Financial Inc.	2.875%	9/15/26	100	111
Aon Corp.	8.205%	1/1/27	25	33
Aon Corp.	4.500%	12/15/28	100	121
Aon Corp.	3.750%	5/2/29	90	105
Aon Corp.	2.800%	5/15/30	405	442
Aon Corp.	6.250%	9/30/40	100	149
Aon plc	3.500%	6/14/24	250	272
Aon plc	3.875%	12/15/25	125	143
Aon plc	4.600%	6/14/44	175	230
Aon plc	4.750%	5/15/45	100	136
Arch Capital Finance LLC	4.011%	12/15/26	100	116
Arch Capital Finance LLC	5.031%	12/15/46	100	136
Arch Capital Group Ltd.	7.350%	5/1/34	50	76
Arch Capital Group Ltd.	3.635%	6/30/50	200	232
Arch Capital Group US Inc.	5.144%	11/1/43	50	68
Ares Capital Corp.	3.500%	2/10/23	250	264
Ares Capital Corp.	4.200%	6/10/24	200	216
Ares Capital Corp.	4.250%	3/1/25	105	113
Ares Capital Corp.	3.250%	7/15/25	115	122
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	187
Associated Bank NA	3.500%	8/13/21	50	51
Assurant Inc.	4.000%	3/15/23	50	53
Assurant Inc.	4.200%	9/27/23	100	109
Assurant Inc.	4.900%	3/27/28	100	116
Assurant Inc.	6.750%	2/15/34	9	12
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	86
Athene Holding Ltd.	4.125%	1/12/28	200	223
Athene Holding Ltd.	6.150%	4/3/30	110	137
Athene Holding Ltd.	3.500%	1/15/31	500	531
Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	200	207
Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	200	209
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	286
AXA SA	8.600%	12/15/30	225	350
AXIS Specialty Finance LLC	3.900%	7/15/29	50	56

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AXIS Specialty Finance LLC	4.900%	1/15/40	50	52
AXIS Specialty Finance plc	4.000%	12/6/27	550	608
Banco Santander SA	3.848%	4/12/23	200	214
Banco Santander SA	5.179%	11/19/25	250	292
Banco Santander SA	4.250%	4/11/27	600	691
Banco Santander SA	3.800%	2/23/28	200	226
Banco Santander SA	4.379%	4/12/28	200	233
Bancolombia SA	3.000%	1/29/25	200	208
Bank of America Corp.	2.503%	10/21/22	1,100	1,119
Bank of America Corp.	3.300%	1/11/23	600	636
Bank of America Corp.	3.124%	1/20/23	145	149
Bank of America Corp.	2.881%	4/24/23	1,000	1,031
Bank of America Corp.	2.816%	7/21/23	1,300	1,351
Bank of America Corp.	4.100%	7/24/23	300	328
Bank of America Corp.	3.004%	12/20/23	2,846	2,995
Bank of America Corp.	3.550%	3/5/24	690	735
Bank of America Corp.	3.864%	7/23/24	125	136
Bank of America Corp.	4.200%	8/26/24	650	724
Bank of America Corp.	0.810%	10/24/24	500	504
Bank of America Corp.	4.000%	1/22/25	755	845
Bank of America Corp.	3.950%	4/21/25	500	563
Bank of America Corp.	3.093%	10/1/25	350	378
Bank of America Corp.	2.456%	10/22/25	300	319
Bank of America Corp.	3.366%	1/23/26	300	329
Bank of America Corp.	2.015%	2/13/26	1,000	1,046
Bank of America Corp.	4.450%	3/3/26	475	553
Bank of America Corp.	3.500%	4/19/26	320	362
Bank of America Corp.	1.319%	6/19/26	500	508
Bank of America Corp.	4.250%	10/22/26	725	842
Bank of America Corp.	1.197%	10/24/26	500	506
Bank of America Corp.	3.559%	4/23/27	750	845
Bank of America Corp.	3.248%	10/21/27	750	839
Bank of America Corp.	4.183%	11/25/27	560	648
Bank of America Corp.	3.824%	1/20/28	425	487
Bank of America Corp.	3.705%	4/24/28	350	397
Bank of America Corp.	3.593%	7/21/28	800	903
Bank of America Corp.	3.419%	12/20/28	1,334	1,505
Bank of America Corp.	3.970%	3/5/29	225	262
Bank of America Corp.	4.271%	7/23/29	575	684
Bank of America Corp.	3.974%	2/7/30	150	176
Bank of America Corp.	3.194%	7/23/30	1,125	1,255
Bank of America Corp.	2.884%	10/22/30	300	328
Bank of America Corp.	2.496%	2/13/31	750	796
Bank of America Corp.	2.592%	4/29/31	2,000	2,145
Bank of America Corp.	6.110%	1/29/37	335	487
Bank of America Corp.	4.244%	4/24/38	300	368
Bank of America Corp.	7.750%	5/14/38	340	579
Bank of America Corp.	4.078%	4/23/40	550	669
Bank of America Corp.	2.676%	6/19/41	1,000	1,041
Bank of America Corp.	5.875%	2/7/42	300	456
Bank of America Corp.	5.000%	1/21/44	750	1,045
Bank of America Corp.	4.875%	4/1/44	300	413
Bank of America Corp.	4.750%	4/21/45	100	135
Bank of America Corp.	4.443%	1/20/48	100	132
Bank of America Corp.	4.330%	3/15/50	250	327
Bank of America Corp.	4.083%	3/20/51	1,500	1,886
Bank of America Corp.	2.831%	10/24/51	500	521
Bank of America NA	6.000%	10/15/36	250	374
Bank of Montreal	1.900%	8/27/21	325	329
Bank of Montreal	2.900%	3/26/22	425	439
Bank of Montreal	2.350%	9/11/22	46	48
Bank of Montreal	2.550%	11/6/22	104	108
Bank of Montreal	0.450%	12/8/23	500	500
Bank of Montreal	3.300%	2/5/24	300	325
Bank of Montreal	2.500%	6/28/24	200	213
Bank of Montreal	1.850%	5/1/25	457	479
Bank of Montreal	4.338%	10/5/28	100	109
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Bank of Montreal	3.803%	12/15/32	500	564
Bank of New York Mellon Corp.	2.600%	2/7/22	675	690
Bank of New York Mellon Corp.	1.950%	8/23/22	250	257
Bank of New York Mellon Corp.	2.950%	1/29/23	195	205
Bank of New York Mellon Corp.	3.500%	4/28/23	225	241
Bank of New York Mellon Corp.	2.661%	5/16/23	225	232
Bank of New York Mellon Corp.	3.450%	8/11/23	125	135
Bank of New York Mellon Corp.	2.200%	8/16/23	225	236
Bank of New York Mellon Corp.	3.250%	9/11/24	150	164
Bank of New York Mellon Corp.	2.100%	10/24/24	225	239
Bank of New York Mellon Corp.	3.000%	2/24/25	547	600
Bank of New York Mellon Corp.	2.800%	5/4/26	200	221
Bank of New York Mellon Corp.	2.450%	8/17/26	125	136
Bank of New York Mellon Corp.	3.250%	5/16/27	150	170
Bank of New York Mellon Corp.	3.442%	2/7/28	150	171
Bank of New York Mellon Corp.	3.000%	10/30/28	200	223
Bank of New York Mellon Corp.	3.300%	8/23/29	100	114
Bank of Nova Scotia	1.875%	4/26/21	175	176
Bank of Nova Scotia	2.700%	3/7/22	250	257
Bank of Nova Scotia	2.375%	1/18/23	50	52
Bank of Nova Scotia	1.950%	2/1/23	875	903
Bank of Nova Scotia	3.400%	2/11/24	200	217
Bank of Nova Scotia	2.200%	2/3/25	1,875	1,972
Bank of Nova Scotia	4.500%	12/16/25	300	348
Bank of Nova Scotia	2.700%	8/3/26	100	110
Barclays plc	3.200%	8/10/21	150	152
Barclays plc	3.684%	1/10/23	100	103
Barclays plc	4.610%	2/15/23	200	208
Barclays plc	4.338%	5/16/24	1,000	1,080
Barclays plc	3.650%	3/16/25	350	386
Barclays plc	3.932%	5/7/25	200	219
Barclays plc	4.375%	1/12/26	300	344
Barclays plc	2.852%	5/7/26	300	321
Barclays plc	5.200%	5/12/26	610	709
Barclays plc	4.337%	1/10/28	200	229
Barclays plc	4.836%	5/9/28	400	463
Barclays plc	4.972%	5/16/29	500	595
Barclays plc	5.088%	6/20/30	345	413
Barclays plc	2.645%	6/24/31	400	415
Barclays plc	5.250%	8/17/45	250	342
Barclays plc	4.950%	1/10/47	200	271
BBVA USA	2.875%	6/29/22	250	258
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	156
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	214
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	258
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	300	395
Berkshire Hathaway Finance Corp.	4.200%	8/15/48	700	918
Berkshire Hathaway Finance Corp.	4.250%	1/15/49	230	304
Berkshire Hathaway Finance Corp.	2.850%	10/15/50	675	723

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	200
	Berkshire Hathaway Inc.	3.000%	2/11/23	75	79
	Berkshire Hathaway Inc.	2.750%	3/15/23	300	315
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	810
	BGC Partners Inc.	3.750%	10/1/24	105	110
	BlackRock Inc.	3.375%	6/1/22	175	183
	BlackRock Inc.	3.500%	3/18/24	175	192
	BlackRock Inc.	3.200%	3/15/27	100	113
	BlackRock Inc.	3.250%	4/30/29	90	103
	BlackRock Inc.	2.400%	4/30/30	630	687
	BlackRock Inc.	1.900%	1/28/31	145	151
[5]	BNP Paribas SA	3.052%	1/13/31	50	54
	BPCE SA	2.750%	12/2/21	250	255
[5]	BPCE SA	3.000%	5/22/22	250	259
	BPCE SA	4.000%	4/15/24	325	360
	BPCE SA	3.375%	12/2/26	250	282
	Brighthouse Financial Inc.	3.700%	6/22/27	141	153
	Brighthouse Financial Inc.	4.700%	6/22/47	223	233
	Brookfield Asset Management Inc.	4.000%	1/15/25	157	174
	Brookfield Finance Inc.	4.000%	4/1/24	175	192
	Brookfield Finance Inc.	4.250%	6/2/26	50	58
	Brookfield Finance Inc.	3.900%	1/25/28	125	143
	Brookfield Finance Inc.	4.850%	3/29/29	150	183
	Brookfield Finance Inc.	4.350%	4/15/30	205	245
	Brookfield Finance Inc.	4.700%	9/20/47	185	234
	Brookfield Finance Inc.	3.450%	4/15/50	125	132
	Brown & Brown Inc.	4.200%	9/15/24	75	84
	Brown & Brown Inc.	4.500%	3/15/29	75	89
	Brown & Brown Inc.	2.375%	3/15/31	500	520
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	362
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	200	217
	Canadian Imperial Bank of Commerce	0.500%	12/14/23	500	500
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	200	216
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	120	127
	Capital One Bank USA NA	3.375%	2/15/23	235	248
	Capital One Financial Corp.	3.050%	3/9/22	175	181
	Capital One Financial Corp.	3.200%	1/30/23	350	368
	Capital One Financial Corp.	3.500%	6/15/23	27	29
	Capital One Financial Corp.	3.900%	1/29/24	250	273
	Capital One Financial Corp.	3.750%	4/24/24	450	491
	Capital One Financial Corp.	3.300%	10/30/24	1,013	1,109
	Capital One Financial Corp.	4.200%	10/29/25	175	198
	Capital One Financial Corp.	3.750%	7/28/26	500	564
	Capital One Financial Corp.	3.750%	3/9/27	100	113
	Capital One Financial Corp.	3.650%	5/11/27	800	915
	Capital One Financial Corp.	3.800%	1/31/28	300	347
	Cboe Global Markets Inc.	3.650%	1/12/27	110	126
	Charles Schwab Corp.	3.225%	9/1/22	300	314
	Charles Schwab Corp.	2.650%	1/25/23	100	105
	Charles Schwab Corp.	3.550%	2/1/24	400	435
	Charles Schwab Corp.	3.850%	5/21/25	25	28
	Charles Schwab Corp.	0.900%	3/11/26	300	304
	Charles Schwab Corp.	3.200%	3/2/27	250	278
	Charles Schwab Corp.	3.200%	1/25/28	100	113
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charles Schwab Corp.	4.000%	2/1/29	125	149
	Charles Schwab Corp.	3.250%	5/22/29	100	115
	Charles Schwab Corp.	4.625%	3/22/30	50	63
	Chubb Corp.	6.000%	5/11/37	125	188
	Chubb Corp.	6.500%	5/15/38	95	151
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	495
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	131
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	109
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	276
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	311
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	129
	Chubb INA Holdings Inc.	4.350%	11/3/45	350	473
	Cincinnati Financial Corp.	6.920%	5/15/28	100	132
	Cincinnati Financial Corp.	6.125%	11/1/34	75	104
	Citigroup Inc.	2.350%	8/2/21	150	152
	Citigroup Inc.	2.900%	12/8/21	200	204
	Citigroup Inc.	4.500%	1/14/22	475	495
	Citigroup Inc.	2.750%	4/25/22	425	438
	Citigroup Inc.	2.700%	10/27/22	375	390
	Citigroup Inc.	3.375%	3/1/23	150	159
	Citigroup Inc.	3.500%	5/15/23	675	722
	Citigroup Inc.	2.876%	7/24/23	450	467
	Citigroup Inc.	3.875%	10/25/23	738	811
	Citigroup Inc.	4.000%	8/5/24	125	139
	Citigroup Inc.	0.776%	10/30/24	500	501
	Citigroup Inc.	3.875%	3/26/25	350	390
	Citigroup Inc.	3.352%	4/24/25	1,500	1,630
	Citigroup Inc.	3.300%	4/27/25	125	138
	Citigroup Inc.	4.400%	6/10/25	1,796	2,051
	Citigroup Inc.	5.500%	9/13/25	75	90
	Citigroup Inc.	3.700%	1/12/26	275	312
	Citigroup Inc.	4.600%	3/9/26	275	322
	Citigroup Inc.	3.200%	10/21/26	1,025	1,143
	Citigroup Inc.	4.300%	11/20/26	75	87
	Citigroup Inc.	4.450%	9/29/27	1,150	1,349
	Citigroup Inc.	3.887%	1/10/28	475	542
	Citigroup Inc.	3.668%	7/24/28	900	1,022
	Citigroup Inc.	4.125%	7/25/28	100	116
	Citigroup Inc.	3.520%	10/27/28	580	654
	Citigroup Inc.	3.980%	3/20/30	475	557
	Citigroup Inc.	2.976%	11/5/30	300	328
	Citigroup Inc.	2.666%	1/29/31	500	533
	Citigroup Inc.	4.412%	3/31/31	750	909
	Citigroup Inc.	2.572%	6/3/31	500	532
	Citigroup Inc.	6.625%	6/15/32	100	142
	Citigroup Inc.	6.125%	8/25/36	75	105
	Citigroup Inc.	3.878%	1/24/39	225	268
	Citigroup Inc.	8.125%	7/15/39	562	1,003
	Citigroup Inc.	5.316%	3/26/41	1,000	1,405
	Citigroup Inc.	5.875%	1/30/42	100	152
	Citigroup Inc.	5.300%	5/6/44	375	526
	Citigroup Inc.	4.650%	7/30/45	200	268
	Citigroup Inc.	4.750%	5/18/46	375	498
	Citigroup Inc.	4.650%	7/23/48	450	619
	Citizens Bank NA	3.250%	2/14/22	250	257
	Citizens Bank NA	2.650%	5/26/22	125	129
	Citizens Financial Group Inc.	4.300%	12/3/25	357	411
	Citizens Financial Group Inc.	2.850%	7/27/26	175	195
	Citizens Financial Group Inc.	2.500%	2/6/30	200	212
[5]	Citizens Financial Group Inc.	2.638%	9/30/32	125	132
	CME Group Inc.	3.000%	9/15/22	125	131
	CME Group Inc.	3.000%	3/15/25	214	234
	CME Group Inc.	5.300%	9/15/43	200	297
	CNA Financial Corp.	3.950%	5/15/24	150	166
	CNA Financial Corp.	4.500%	3/1/26	125	146

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNA Financial Corp.	3.450%	8/15/27	100	113
	CNA Financial Corp.	3.900%	5/1/29	100	118
	Comerica Bank	4.000%	7/27/25	50	56
	Comerica Inc.	3.700%	7/31/23	200	216
[5]	Commonwealth Bank of Australia	2.750%	3/10/22	500	514
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	256
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	545
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	133
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	195
	Cooperatieve Rabobank UA	3.375%	5/21/25	666	746
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	682
	Cooperatieve Rabobank UA	3.750%	7/21/26	475	536
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	148
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	370
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	490
	Credit Suisse AG	3.000%	10/29/21	600	613
	Credit Suisse AG	3.625%	9/9/24	575	638
[5]	Credit Suisse Group AG	3.574%	1/9/23	250	258
	Credit Suisse Group AG	3.800%	6/9/23	825	887
	Credit Suisse Group AG	3.750%	3/26/25	250	277
	Credit Suisse Group AG	4.875%	5/15/45	875	1,222
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	750	791
	Deutsche Bank AG	4.250%	10/14/21	600	615
	Deutsche Bank AG	3.300%	11/16/22	500	522
	Deutsche Bank AG	3.950%	2/27/23	300	318
	Deutsche Bank AG	3.700%	5/30/24	548	588
	Deutsche Bank AG	4.100%	1/13/26	100	111
	Discover Bank	3.200%	8/9/21	100	101
	Discover Bank	3.350%	2/6/23	150	158
	Discover Bank	4.200%	8/8/23	300	328
	Discover Bank	2.450%	9/12/24	150	158
	Discover Bank	3.450%	7/27/26	100	112
	Discover Bank	4.650%	9/13/28	250	299
	Discover Bank	2.700%	2/6/30	100	106
	Discover Financial Services	3.850%	11/21/22	200	213
	Discover Financial Services	3.950%	11/6/24	450	498
	Discover Financial Services	3.750%	3/4/25	183	201
	Discover Financial Services	4.500%	1/30/26	200	231
	Discover Financial Services	4.100%	2/9/27	250	288
	E*TRADE Financial Corp.	3.800%	8/24/27	75	86
	E*TRADE Financial Corp.	4.500%	6/20/28	65	78
	Eaton Vance Corp.	3.625%	6/15/23	50	54
	Eaton Vance Corp.	3.500%	4/6/27	100	111
	Enstar Group Ltd.	4.500%	3/10/22	50	52
	Enstar Group Ltd.	4.950%	6/1/29	395	451
	Equitable Holdings Inc.	3.900%	4/20/23	100	107
	Equitable Holdings Inc.	7.000%	4/1/28	75	97
	Equitable Holdings Inc.	4.350%	4/20/28	680	800
	Equitable Holdings Inc.	5.000%	4/20/48	350	461
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	131
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	56
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	100	112
	Fidelity National Financial Inc.	3.400%	6/15/30	100	110
	Fidelity National Financial Inc.	2.450%	3/15/31	500	507
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	303
	Fifth Third Bancorp	3.650%	1/25/24	150	163
	Fifth Third Bancorp	2.375%	1/28/25	349	371
	Fifth Third Bancorp	2.550%	5/5/27	100	109
	Fifth Third Bancorp	3.950%	3/14/28	75	88
	Fifth Third Bancorp	8.250%	3/1/38	200	337
	Fifth Third Bank NA	3.950%	7/28/25	200	229
	Fifth Third Bank NA	3.850%	3/15/26	200	226
	Fifth Third Bank NA	2.250%	2/1/27	250	266
	First American Financial Corp.	4.600%	11/15/24	100	111
	First Republic Bank	2.500%	6/6/22	100	103
	First Republic Bank	1.912%	2/12/24	250	257
	First Republic Bank	4.375%	8/1/46	75	95
	FirstMerit Bank NA	4.270%	11/25/26	150	172
	Franklin Resources Inc.	2.800%	9/15/22	225	234
	FS KKR Capital Corp.	4.750%	5/15/22	25	26
	FS KKR Capital Corp.	4.625%	7/15/24	25	26
	FS KKR Capital Corp.	4.125%	2/1/25	100	104
	FS KKR Capital Corp.	3.400%	1/15/26	500	496
	GATX Corp.	3.250%	3/30/25	125	136
	GATX Corp.	3.250%	9/15/26	50	56
	GATX Corp.	3.850%	3/30/27	175	197
	GATX Corp.	3.500%	3/15/28	100	112
	GATX Corp.	4.550%	11/7/28	150	180
	GATX Corp.	4.700%	4/1/29	75	92
	GATX Corp.	4.500%	3/30/45	50	58
[5]	GE Capital Funding LLC	3.450%	5/15/25	445	491
[5]	GE Capital Funding LLC	4.050%	5/15/27	400	453
[5]	GE Capital Funding LLC	4.400%	5/15/30	710	835
[5]	GE Capital Funding LLC	4.550%	5/15/32	200	240
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	358	398
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	2,168	2,579
	Globe Life Inc.	3.800%	9/15/22	50	53
	Globe Life Inc.	4.550%	9/15/28	80	96
	Goldman Sachs Capital I	6.345%	2/15/34	225	315
	Goldman Sachs Group Inc.	5.750%	1/24/22	675	713
	Goldman Sachs Group Inc.	3.000%	4/26/22	545	550
	Goldman Sachs Group Inc.	2.876%	10/31/22	555	565
	Goldman Sachs Group Inc.	3.625%	1/22/23	400	426
	Goldman Sachs Group Inc.	3.200%	2/23/23	450	475
	Goldman Sachs Group Inc.	2.908%	6/5/23	350	362
	Goldman Sachs Group Inc.	2.905%	7/24/23	500	519
	Goldman Sachs Group Inc.	3.625%	2/20/24	300	326
	Goldman Sachs Group Inc.	4.000%	3/3/24	475	522
	Goldman Sachs Group Inc.	3.850%	7/8/24	586	641
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,468
	Goldman Sachs Group Inc.	3.500%	4/1/25	50	56

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Goldman Sachs Group Inc.	3.750%	5/22/25	825	926
Goldman Sachs Group Inc.	3.272%	9/29/25	550	601
Goldman Sachs Group Inc.	4.250%	10/21/25	200	228
Goldman Sachs Group Inc.	3.750%	2/25/26	200	226
Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,402
Goldman Sachs Group Inc.	1.093%	12/9/26	500	505
Goldman Sachs Group Inc.	5.950%	1/15/27	400	500
Goldman Sachs Group Inc.	3.850%	1/26/27	350	399
Goldman Sachs Group Inc.	3.691%	6/5/28	625	720
Goldman Sachs Group Inc.	3.814%	4/23/29	450	519
Goldman Sachs Group Inc.	4.223%	5/1/29	475	561
Goldman Sachs Group Inc.	3.800%	3/15/30	1,250	1,467
Goldman Sachs Group Inc.	6.450%	5/1/36	50	73
Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,478
Goldman Sachs Group Inc.	4.017%	10/31/38	405	493
Goldman Sachs Group Inc.	4.411%	4/23/39	500	636
Goldman Sachs Group Inc.	6.250%	2/1/41	675	1,053
Goldman Sachs Group Inc.	4.800%	7/8/44	360	498
Goldman Sachs Group Inc.	5.150%	5/22/45	475	655
Goldman Sachs Group Inc.	4.750%	10/21/45	150	208
Hanover Insurance Group Inc.	4.500%	4/15/26	100	117
Hartford Financial Services Group Inc.	2.800%	8/19/29	350	381
Hartford Financial Services Group Inc.	5.950%	10/15/36	50	70
Hartford Financial Services Group Inc.	6.100%	10/1/41	100	150
Hartford Financial Services Group Inc.	4.300%	4/15/43	175	219
Hartford Financial Services Group Inc.	3.600%	8/19/49	125	147
HSBC Bank USA NA	7.000%	1/15/39	250	396
HSBC Holdings plc	3.262%	3/13/23	560	578
HSBC Holdings plc	3.600%	5/25/23	200	215
HSBC Holdings plc	3.033%	11/22/23	200	209
HSBC Holdings plc	4.250%	3/14/24	250	276
HSBC Holdings plc	3.950%	5/18/24	1,300	1,401
HSBC Holdings plc	3.803%	3/11/25	1,075	1,174
HSBC Holdings plc	4.250%	8/18/25	150	169
HSBC Holdings plc	2.633%	11/7/25	200	213
HSBC Holdings plc	4.300%	3/8/26	1,100	1,268
HSBC Holdings plc	1.645%	4/18/26	2,000	2,041
HSBC Holdings plc	3.900%	5/25/26	450	513
HSBC Holdings plc	2.099%	6/4/26	1,700	1,765
HSBC Holdings plc	4.292%	9/12/26	500	568
HSBC Holdings plc	4.375%	11/23/26	350	404
HSBC Holdings plc	1.589%	5/24/27	500	507
HSBC Holdings plc	4.041%	3/13/28	400	454
HSBC Holdings plc	4.583%	6/19/29	400	473
HSBC Holdings plc	4.950%	3/31/30	550	683
HSBC Holdings plc	3.973%	5/22/30	570	657
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Holdings plc	7.625%	5/17/32	100	145
HSBC Holdings plc	7.350%	11/27/32	100	134
HSBC Holdings plc	6.500%	5/2/36	600	867
HSBC Holdings plc	6.500%	9/15/37	50	72
HSBC Holdings plc	6.800%	6/1/38	200	301
HSBC Holdings plc	5.250%	3/14/44	750	1,042
HSBC USA Inc.	3.500%	6/23/24	150	164
Huntington Bancshares Inc.	2.300%	1/14/22	92	94
Huntington Bancshares Inc.	2.550%	2/4/30	250	267
Huntington National Bank	2.500%	8/7/22	200	206
Huntington National Bank	1.800%	2/3/23	275	282
Huntington National Bank	3.550%	10/6/23	250	270
Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	250	259
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	276
ING Groep NV	3.150%	3/29/22	200	207
ING Groep NV	4.100%	10/2/23	300	329
ING Groep NV	3.550%	4/9/24	200	218
ING Groep NV	3.950%	3/29/27	300	347
ING Groep NV	4.550%	10/2/28	200	243
ING Groep NV	4.050%	4/9/29	200	237
Intercontinental Exchange Inc.	2.350%	9/15/22	100	103
Intercontinental Exchange Inc.	4.000%	10/15/23	150	165
Intercontinental Exchange Inc.	3.750%	12/1/25	300	341
Intercontinental Exchange Inc.	3.100%	9/15/27	150	167
Intercontinental Exchange Inc.	3.750%	9/21/28	75	87
Intercontinental Exchange Inc.	2.100%	6/15/30	750	780
Intercontinental Exchange Inc.	2.650%	9/15/40	500	513
Intercontinental Exchange Inc.	4.250%	9/21/48	175	222
Intercontinental Exchange Inc.	3.000%	6/15/50	285	302
Intercontinental Exchange Inc.	3.000%	9/15/60	300	313
International Finance Corp.	5.875%	8/15/22	160	172
Invesco Finance plc	3.125%	11/30/22	175	184
Invesco Finance plc	4.000%	1/30/24	450	494
Invesco Finance plc	3.750%	1/15/26	170	191
Invesco Finance plc	5.375%	11/30/43	75	97
Janus Capital Group Inc.	4.875%	8/1/25	75	86
Jefferies Financial Group Inc.	5.500%	10/18/23	150	165
Jefferies Group LLC	5.125%	1/20/23	100	109
Jefferies Group LLC	6.450%	6/8/27	50	63
Jefferies Group LLC	6.250%	1/15/36	75	99
Jefferies Group LLC	6.500%	1/20/43	75	103
Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.850%	1/15/27	200	236
Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	300	350
JPMorgan Chase & Co.	3.250%	9/23/22	750	788
JPMorgan Chase & Co.	2.972%	1/15/23	370	380
JPMorgan Chase & Co.	3.200%	1/25/23	750	794
JPMorgan Chase & Co.	3.207%	4/1/23	500	517
JPMorgan Chase & Co.	2.776%	4/25/23	350	361
JPMorgan Chase & Co.	3.375%	5/1/23	300	320
JPMorgan Chase & Co.	2.700%	5/18/23	250	263
JPMorgan Chase & Co.	3.875%	2/1/24	445	489

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JPMorgan Chase & Co.	3.559%	4/23/24	485	519
JPMorgan Chase & Co.	3.625%	5/13/24	526	581
JPMorgan Chase & Co.	1.514%	6/1/24	1,640	1,680
JPMorgan Chase & Co.	3.797%	7/23/24	175	189
JPMorgan Chase & Co.	3.875%	9/10/24	575	642
JPMorgan Chase & Co.	0.653%	9/16/24	1,100	1,102
JPMorgan Chase & Co.	4.023%	12/5/24	300	330
JPMorgan Chase & Co.	3.125%	1/23/25	400	437
JPMorgan Chase & Co.	3.220%	3/1/25	600	646
JPMorgan Chase & Co.	3.900%	7/15/25	362	408
JPMorgan Chase & Co.	2.301%	10/15/25	700	743
JPMorgan Chase & Co.	3.300%	4/1/26	685	765
JPMorgan Chase & Co.	2.083%	4/22/26	500	528
JPMorgan Chase & Co.	3.200%	6/15/26	300	336
JPMorgan Chase & Co.	2.950%	10/1/26	875	970
JPMorgan Chase & Co.	4.125%	12/15/26	450	522
JPMorgan Chase & Co.	3.960%	1/29/27	500	575
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	1,126
JPMorgan Chase & Co.	3.782%	2/1/28	625	718
JPMorgan Chase & Co.	3.540%	5/1/28	350	397
JPMorgan Chase & Co.	3.509%	1/23/29	575	655
JPMorgan Chase & Co.	4.005%	4/23/29	300	350
JPMorgan Chase & Co.	4.203%	7/23/29	250	298
JPMorgan Chase & Co.	4.452%	12/5/29	300	365
JPMorgan Chase & Co.	3.702%	5/6/30	300	346
JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,626
JPMorgan Chase & Co.	4.493%	3/24/31	1,050	1,291
JPMorgan Chase & Co.	2.522%	4/22/31	2,000	2,137
JPMorgan Chase & Co.	1.764%	11/19/31	500	504
JPMorgan Chase & Co.	6.400%	5/15/38	450	697
JPMorgan Chase & Co.	3.882%	7/24/38	500	604
JPMorgan Chase & Co.	5.500%	10/15/40	650	953
JPMorgan Chase & Co.	3.109%	4/22/41	500	558
JPMorgan Chase & Co.	5.600%	7/15/41	275	414
JPMorgan Chase & Co.	5.400%	1/6/42	150	222
JPMorgan Chase & Co.	5.625%	8/16/43	300	450
JPMorgan Chase & Co.	4.950%	6/1/45	100	141
JPMorgan Chase & Co.	4.260%	2/22/48	375	487
JPMorgan Chase & Co.	4.032%	7/24/48	500	632
JPMorgan Chase & Co.	3.964%	11/15/48	1,000	1,256
JPMorgan Chase & Co.	3.897%	1/23/49	400	503
JPMorgan Chase & Co.	3.109%	4/22/51	500	553
Kemper Corp.	4.350%	2/15/25	40	44
KeyBank NA	2.300%	9/14/22	200	207
KeyBank NA	3.375%	3/7/23	250	266
KeyBank NA	0.423%	1/3/24	500	500
KeyBank NA	3.300%	6/1/25	403	448
KeyCorp	5.100%	3/24/21	25	25
KeyCorp	4.150%	10/29/25	150	174
KeyCorp	4.100%	4/30/28	600	711
KeyCorp	2.550%	10/1/29	150	162
Lazard Group LLC	3.750%	2/13/25	50	55
Lazard Group LLC	3.625%	3/1/27	100	109
Lazard Group LLC	4.500%	9/19/28	100	119
Legg Mason Inc.	4.750%	3/15/26	100	119
Legg Mason Inc.	5.625%	1/15/44	120	173
Lincoln National Corp.	4.200%	3/15/22	50	52
Lincoln National Corp.	4.000%	9/1/23	50	55
Lincoln National Corp.	3.350%	3/9/25	13	14
Lincoln National Corp.	3.625%	12/12/26	75	86
Lincoln National Corp.	3.800%	3/1/28	100	115
Lincoln National Corp.	3.050%	1/15/30	350	390
Lincoln National Corp.	6.300%	10/9/37	75	103
Lincoln National Corp.	7.000%	6/15/40	160	243
Lloyds Banking Group plc	3.000%	1/11/22	300	308
Lloyds Banking Group plc	2.858%	3/17/23	250	257
Lloyds Banking Group plc	4.050%	8/16/23	900	978
Lloyds Banking Group plc	2.907%	11/7/23	400	416
Lloyds Banking Group plc	3.900%	3/12/24	200	220
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lloyds Banking Group plc	4.450%	5/8/25	200	229
Lloyds Banking Group plc	4.582%	12/10/25	700	799
Lloyds Banking Group plc	4.650%	3/24/26	575	660
Lloyds Banking Group plc	3.750%	1/11/27	200	227
Lloyds Banking Group plc	4.375%	3/22/28	250	296
Lloyds Banking Group plc	4.550%	8/16/28	200	241
Lloyds Banking Group plc	3.574%	11/7/28	200	224
Lloyds Banking Group plc	5.300%	12/1/45	450	616
Lloyds Banking Group plc	4.344%	1/9/48	275	336
Loews Corp.	2.625%	5/15/23	75	78
Loews Corp.	6.000%	2/1/35	50	72
Loews Corp.	4.125%	5/15/43	350	415
M&T Bank Corp.	3.550%	7/26/23	200	216
Manufacturers & Traders Trust Co.	2.900%	2/6/25	160	174
Manulife Financial Corp.	4.150%	3/4/26	175	203
Manulife Financial Corp.	4.061%	2/24/32	190	206
Manulife Financial Corp.	5.375%	3/4/46	200	289
Markel Corp.	4.900%	7/1/22	125	133
Markel Corp.	3.500%	11/1/27	50	56
Markel Corp.	3.350%	9/17/29	75	84
Markel Corp.	4.300%	11/1/47	50	63
Markel Corp.	5.000%	5/20/49	150	206
Markel Corp.	4.150%	9/17/50	200	251
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	75	79
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	109
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	111
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	113
Marsh & McLennan Cos. Inc.	4.375%	3/15/29	325	395
Marsh & McLennan Cos. Inc.	2.250%	11/15/30	710	751
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	133
Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	261
Marsh & McLennan Cos. Inc.	4.900%	3/15/49	450	649
Mercury General Corp.	4.400%	3/15/27	75	83
MetLife Inc.	3.048%	12/15/22	225	236
MetLife Inc.	3.600%	4/10/24	175	193
MetLife Inc.	3.000%	3/1/25	250	274
MetLife Inc.	3.600%	11/13/25	400	453
MetLife Inc.	4.550%	3/23/30	500	626
MetLife Inc.	6.500%	12/15/32	175	266
MetLife Inc.	6.375%	6/15/34	100	152
MetLife Inc.	5.875%	2/6/41	590	901
MetLife Inc.	4.125%	8/13/42	175	222
MetLife Inc.	4.875%	11/13/43	205	290
MetLife Inc.	4.721%	12/15/44	63	86
MetLife Inc.	4.600%	5/13/46	150	207
MetLife Inc.	6.400%	12/15/66	210	268
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	1,275	1,313
Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	200	207
Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	675	698
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	310
Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	319
Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	740	802
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	105

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	200	217
Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	200	214
Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	279
Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	2,000	2,041
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	603
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	273
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	568
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	283
Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	234
Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	238
Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	235
Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	196
Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	50	54
Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	500	519
Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	64
Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	242
Mizuho Financial Group Inc.	3.549%	3/5/23	200	213
Mizuho Financial Group Inc.	2.721%	7/16/23	300	309
Mizuho Financial Group Inc.	3.922%	9/11/24	200	217
Mizuho Financial Group Inc.	2.839%	7/16/25	375	399
Mizuho Financial Group Inc.	2.555%	9/13/25	100	106
Mizuho Financial Group Inc.	3.663%	2/28/27	250	283
Mizuho Financial Group Inc.	4.018%	3/5/28	325	380
Mizuho Financial Group Inc.	4.254%	9/11/29	400	474
Mizuho Financial Group Inc.	3.153%	7/16/30	500	552
Mizuho Financial Group Inc.	2.869%	9/13/30	100	108
Morgan Stanley	2.750%	5/19/22	600	619
Morgan Stanley	4.875%	11/1/22	425	458
Morgan Stanley	3.125%	1/23/23	250	264
Morgan Stanley	3.750%	2/25/23	675	723
Morgan Stanley	0.560%	11/10/23	500	501
Morgan Stanley	3.737%	4/24/24	750	804
Morgan Stanley	3.875%	4/29/24	545	602
Morgan Stanley	3.700%	10/23/24	650	724
Morgan Stanley	4.000%	7/23/25	330	376
Morgan Stanley	5.000%	11/24/25	650	776
Morgan Stanley	3.875%	1/27/26	225	258
Morgan Stanley	2.188%	4/28/26	1,000	1,055
Morgan Stanley	3.125%	7/27/26	700	780
Morgan Stanley	6.250%	8/9/26	425	541
Morgan Stanley	4.350%	9/8/26	400	470
Morgan Stanley	0.985%	12/10/26	500	503
Morgan Stanley	3.625%	1/20/27	250	286
Morgan Stanley	3.950%	4/23/27	325	373
Morgan Stanley	3.591%	7/22/28	935	1,067
Morgan Stanley	3.772%	1/24/29	575	664
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Morgan Stanley	4.431%	1/23/30	550	669
Morgan Stanley	2.699%	1/22/31	1,750	1,903
Morgan Stanley	3.622%	4/1/31	600	694
Morgan Stanley	1.794%	2/13/32	500	502
Morgan Stanley	7.250%	4/1/32	150	231
Morgan Stanley	3.971%	7/22/38	375	460
Morgan Stanley	4.457%	4/22/39	250	322
Morgan Stanley	6.375%	7/24/42	600	976
Morgan Stanley	4.300%	1/27/45	650	865
Morgan Stanley	4.375%	1/22/47	175	237
Morgan Stanley	5.597%	3/24/51	500	799
MUFG Americas Holdings Corp.	3.500%	6/18/22	475	497
MUFG Americas Holdings Corp.	3.000%	2/10/25	80	87
MUFG Union Bank NA	3.150%	4/1/22	1,200	1,239
Nasdaq Inc.	4.250%	6/1/24	125	138
Nasdaq Inc.	3.850%	6/30/26	100	115
Nasdaq Inc.	1.650%	1/15/31	500	495
Nasdaq Inc.	2.500%	12/21/40	200	197
Nasdaq Inc.	3.250%	4/28/50	35	38
National Australia Bank Ltd.	3.000%	1/20/23	250	263
National Australia Bank Ltd.	3.625%	6/20/23	250	270
National Australia Bank Ltd.	3.375%	1/14/26	100	113
National Australia Bank Ltd.	2.500%	7/12/26	200	218
National Bank of Canada	2.100%	2/1/23	200	206
Natwest Group plc	3.498%	5/15/23	500	519
Natwest Group plc	3.875%	9/12/23	600	651
Natwest Group plc	6.000%	12/19/23	100	114
Natwest Group plc	5.125%	5/28/24	500	557
Natwest Group plc	4.519%	6/25/24	300	327
Natwest Group plc	4.892%	5/18/29	1,000	1,199
Natwest Group plc	5.076%	1/27/30	200	245
Natwest Group plc	4.445%	5/8/30	700	830
Nippon Life Insurance Co.	3.375%	5/8/32	50	55
Nomura Holdings Inc.	2.648%	1/16/25	170	181
Nomura Holdings Inc.	1.851%	7/16/25	300	313
Nomura Holdings Inc.	3.103%	1/16/30	400	436
Nomura Holdings Inc.	2.679%	7/16/30	250	264
Northern Trust Corp.	3.375%	8/23/21	100	102
Northern Trust Corp.	3.950%	10/30/25	150	173
Northern Trust Corp.	3.650%	8/3/28	100	117
Oaktree Specialty Lending Corp.	3.500%	2/25/25	40	41
Old Republic International Corp.	4.875%	10/1/24	121	138
Old Republic International Corp.	3.875%	8/26/26	100	115
ORIX Corp.	2.900%	7/18/22	50	52
ORIX Corp.	3.250%	12/4/24	75	82
ORIX Corp.	3.700%	7/18/27	200	228
Owl Rock Capital Corp.	5.250%	4/15/24	25	27
Owl Rock Capital Corp.	4.000%	3/30/25	47	49
Owl Rock Capital Corp.	3.750%	7/22/25	180	186
PartnerRe Finance B LLC	3.700%	7/2/29	95	109
People's United Bank NA	4.000%	7/15/24	100	108
People's United Financial Inc.	3.650%	12/6/22	100	105
PNC Bank NA	2.550%	12/9/21	100	102
PNC Bank NA	2.625%	2/17/22	175	179
PNC Bank NA	2.450%	7/28/22	100	103
PNC Bank NA	2.700%	11/1/22	450	469
PNC Bank NA	2.028%	12/9/22	145	147
PNC Bank NA	3.300%	10/30/24	706	777
PNC Bank NA	2.950%	2/23/25	293	321
PNC Bank NA	3.250%	6/1/25	169	187

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PNC Bank NA	3.100%	10/25/27	250	280
PNC Bank NA	3.250%	1/22/28	150	171
PNC Bank NA	4.050%	7/26/28	250	296
PNC Bank NA	2.700%	10/22/29	150	163
PNC Financial Services Group Inc.	3.300%	3/8/22	340	351
PNC Financial Services Group Inc.	3.500%	1/23/24	100	109
PNC Financial Services Group Inc.	3.900%	4/29/24	125	138
PNC Financial Services Group Inc.	3.150%	5/19/27	450	507
PNC Financial Services Group Inc.	3.450%	4/23/29	500	577
PNC Financial Services Group Inc.	2.550%	1/22/30	425	464
Primerica Inc.	4.750%	7/15/22	125	133
Principal Financial Group Inc.	3.300%	9/15/22	50	52
Principal Financial Group Inc.	3.125%	5/15/23	100	106
Principal Financial Group Inc.	3.400%	5/15/25	128	142
Principal Financial Group Inc.	3.100%	11/15/26	100	111
Principal Financial Group Inc.	4.625%	9/15/42	50	64
Principal Financial Group Inc.	4.350%	5/15/43	50	63
Principal Financial Group Inc.	4.300%	11/15/46	295	374
Private Export Funding Corp.	1.750%	11/15/24	75	79
Progressive Corp.	3.750%	8/23/21	75	77
Progressive Corp.	2.450%	1/15/27	150	163
Progressive Corp.	6.625%	3/1/29	125	170
Progressive Corp.	4.350%	4/25/44	50	66
Progressive Corp.	4.125%	4/15/47	290	382
Progressive Corp.	4.200%	3/15/48	115	154
Progressive Corp.	3.950%	3/26/50	180	235
Prospect Capital Corp.	5.875%	3/15/23	8	8
Prudential Financial Inc.	3.500%	5/15/24	125	138
Prudential Financial Inc.	3.878%	3/27/28	250	296
Prudential Financial Inc.	5.750%	7/15/33	100	135
Prudential Financial Inc.	5.700%	12/14/36	125	180
Prudential Financial Inc.	6.625%	12/1/37	65	97
Prudential Financial Inc.	3.000%	3/10/40	50	54
Prudential Financial Inc.	6.625%	6/21/40	65	100
Prudential Financial Inc.	5.875%	9/15/42	125	133
Prudential Financial Inc.	5.625%	6/15/43	375	402
Prudential Financial Inc.	5.100%	8/15/43	50	62
Prudential Financial Inc.	5.200%	3/15/44	85	92
Prudential Financial Inc.	4.600%	5/15/44	525	684
Prudential Financial Inc.	5.375%	5/15/45	250	272
Prudential Financial Inc.	3.905%	12/7/47	182	219
Prudential Financial Inc.	5.700%	9/15/48	250	289
Prudential Financial Inc.	3.935%	12/7/49	263	319
Prudential Financial Inc.	4.350%	2/25/50	210	273
Prudential Financial Inc.	3.700%	10/1/50	200	210
Prudential plc	3.125%	4/14/30	200	227
Raymond James Financial Inc.	3.625%	9/15/26	75	86
Raymond James Financial Inc.	4.650%	4/1/30	55	67
Raymond James Financial Inc.	4.950%	7/15/46	210	287
Regions Bank	6.450%	6/26/37	250	352
Regions Financial Corp.	3.800%	8/14/23	200	217
Regions Financial Corp.	2.250%	5/18/25	100	106
Reinsurance Group of America Inc.	4.700%	9/15/23	75	83
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Reinsurance Group of America Inc.	3.900%	5/15/29	50	57
RenaissanceRe Finance Inc.	3.700%	4/1/25	10	11
RenaissanceRe Finance Inc.	3.450%	7/1/27	75	82
RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	85
Royal Bank of Canada	2.300%	3/22/21	175	176
Royal Bank of Canada	2.750%	2/1/22	300	308
Royal Bank of Canada	2.800%	4/29/22	300	309
Royal Bank of Canada	1.950%	1/17/23	150	155
Royal Bank of Canada	1.600%	4/17/23	800	822
Royal Bank of Canada	3.700%	10/5/23	100	109
Royal Bank of Canada	2.550%	7/16/24	200	214
Royal Bank of Canada	2.250%	11/1/24	650	691
Royal Bank of Canada	4.650%	1/27/26	250	295
Santander Holdings USA Inc.	3.400%	1/18/23	115	121
Santander Holdings USA Inc.	4.500%	7/17/25	1,125	1,272
Santander Holdings USA Inc.	3.244%	10/5/26	900	979
Santander Holdings USA Inc.	4.400%	7/13/27	250	285
Santander UK Group Holdings plc	2.875%	8/5/21	225	228
Santander UK Group Holdings plc	3.571%	1/10/23	200	206
Santander UK Group Holdings plc	1.532%	8/21/26	600	603
Santander UK Group Holdings plc	3.823%	11/3/28	200	225
Santander UK plc	2.100%	1/13/23	325	335
Santander UK plc	4.000%	3/13/24	200	221
Santander UK plc	2.875%	6/18/24	200	214
Selective Insurance Group Inc.	5.375%	3/1/49	50	63
Sixth Street Specialty Lending Inc.	3.875%	11/1/24	50	52
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	301
Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	257
Sompo International Holdings Ltd.	4.700%	10/15/22	100	107
State Street Corp.	2.653%	5/15/23	300	308
State Street Corp.	3.100%	5/15/23	400	425
State Street Corp.	3.700%	11/20/23	83	91
State Street Corp.	3.776%	12/3/24	200	219
State Street Corp.	3.300%	12/16/24	227	252
State Street Corp.	3.550%	8/18/25	464	524
State Street Corp.	2.354%	11/1/25	125	133
State Street Corp.	2.650%	5/19/26	125	137
State Street Corp.	4.141%	12/3/29	200	241
State Street Corp.	2.400%	1/24/30	150	163
State Street Corp.	3.031%	11/1/34	125	136
Stifel Financial Corp.	4.250%	7/18/24	150	168
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	260
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	109
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	273
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	272
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	482
Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	256
Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	207

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	208
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	264
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	200	216
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	200	219
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	375	400
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	320	339
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	171
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	136
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	194
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	224
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	786
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	341
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	117
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	527
	Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	164
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	370	403
	SVB Financial Group	3.500%	1/29/25	100	109
	SVB Financial Group	3.125%	6/5/30	50	56
	Svenska Handelsbanken AB	2.450%	3/30/21	300	302
	Swiss Re America Holding Corp.	7.000%	2/15/26	75	95
	Synchrony Bank	3.000%	6/15/22	100	103
	Synchrony Financial	2.850%	7/25/22	75	77
	Synchrony Financial	4.250%	8/15/24	250	274
	Synchrony Financial	4.500%	7/23/25	426	478
	Synchrony Financial	3.700%	8/4/26	125	138
	Synchrony Financial	3.950%	12/1/27	300	335
	Synovus Financial Corp.	3.125%	11/1/22	50	52
	TD Ameritrade Holding Corp.	2.950%	4/1/22	125	128
	TD Ameritrade Holding Corp.	3.625%	4/1/25	384	426
	TD Ameritrade Holding Corp.	3.300%	4/1/27	125	140
	TD Ameritrade Holding Corp.	2.750%	10/1/29	50	55
[5]	Toronto-Dominion Bank	2.250%	3/15/21	250	251
	Toronto-Dominion Bank	2.125%	4/7/21	175	176
	Toronto-Dominion Bank	1.900%	12/1/22	225	232
	Toronto-Dominion Bank	0.750%	6/12/23	1,500	1,511
	Toronto-Dominion Bank	3.250%	3/11/24	400	434
	Toronto-Dominion Bank	2.650%	6/12/24	500	536
	Toronto-Dominion Bank	1.150%	6/12/25	200	204
	Travelers Cos. Inc.	6.250%	6/15/37	150	229
	Travelers Cos. Inc.	4.600%	8/1/43	100	136
	Travelers Cos. Inc.	4.300%	8/25/45	150	199
	Travelers Cos. Inc.	4.000%	5/30/47	125	162
	Travelers Cos. Inc.	4.100%	3/4/49	200	266
	Travelers Cos. Inc.	2.550%	4/27/50	500	522
	Trinity Acquisition plc	4.400%	3/15/26	100	116
	Truist Bank	2.625%	1/15/22	250	256
	Truist Bank	2.800%	5/17/22	400	413
	Truist Bank	3.502%	8/2/22	250	254
	Truist Bank	3.000%	2/2/23	75	79
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Truist Bank	1.250%	3/9/23	1,000	1,019
	Truist Bank	3.200%	4/1/24	500	543
	Truist Bank	3.689%	8/2/24	250	270
	Truist Bank	2.150%	12/6/24	250	265
	Truist Bank	3.625%	9/16/25	500	561
	Truist Bank	3.300%	5/15/26	200	223
	Truist Financial Corp.	2.900%	3/3/21	75	75
	Truist Financial Corp.	2.700%	1/27/22	125	128
	Truist Financial Corp.	2.750%	4/1/22	175	180
	Truist Financial Corp.	3.050%	6/20/22	500	519
	Truist Financial Corp.	3.750%	12/6/23	250	274
	Truist Financial Corp.	2.500%	8/1/24	75	80
	Truist Financial Corp.	2.850%	10/26/24	192	207
	Truist Financial Corp.	3.700%	6/5/25	175	197
	Truist Financial Corp.	1.200%	8/5/25	200	205
	Truist Financial Corp.	1.125%	8/3/27	500	503
	Truist Financial Corp.	3.875%	3/19/29	200	233
	Truist Financial Corp.	1.950%	6/5/30	100	104
	U.S. Bancorp	2.625%	1/24/22	200	205
	U.S. Bancorp	3.000%	3/15/22	125	129
	U.S. Bancorp	2.950%	7/15/22	400	415
	U.S. Bancorp	3.700%	1/30/24	150	164
	U.S. Bancorp	3.375%	2/5/24	500	543
	U.S. Bancorp	2.400%	7/30/24	200	213
	U.S. Bancorp	3.600%	9/11/24	50	55
	U.S. Bancorp	3.950%	11/17/25	25	29
	U.S. Bancorp	3.100%	4/27/26	300	334
	U.S. Bancorp	2.375%	7/22/26	25	27
	U.S. Bancorp	3.150%	4/27/27	275	308
	U.S. Bancorp	3.900%	4/26/28	75	89
	U.S. Bancorp	3.000%	7/30/29	240	267
	U.S. Bank NA	1.800%	1/21/22	175	178
	U.S. Bank NA	2.650%	5/23/22	250	258
	U.S. Bank NA	1.950%	1/9/23	300	310
	U.S. Bank NA	2.850%	1/23/23	250	262
	U.S. Bank NA	3.400%	7/24/23	250	269
	U.S. Bank NA	2.050%	1/21/25	175	185
	U.S. Bank NA	2.800%	1/27/25	625	678
[5]	UBS Group AG	3.126%	8/13/30	50	56
	Unum Group	4.000%	3/15/24	125	136
	Unum Group	4.000%	6/15/29	80	90
	Unum Group	5.750%	8/15/42	75	91
	Unum Group	4.500%	12/15/49	100	106
	Voya Financial Inc.	3.125%	7/15/24	100	108
	Voya Financial Inc.	3.650%	6/15/26	250	285
	Voya Financial Inc.	5.700%	7/15/43	75	102
	Voya Financial Inc.	4.800%	6/15/46	40	51
	Voya Financial Inc.	4.700%	1/23/48	100	104
	Wachovia Corp.	6.605%	10/1/25	265	325
	Wells Fargo & Co.	3.500%	3/8/22	450	467
	Wells Fargo & Co.	2.625%	7/22/22	735	761
	Wells Fargo & Co.	3.069%	1/24/23	1,050	1,078
	Wells Fargo & Co.	3.450%	2/13/23	350	371
	Wells Fargo & Co.	3.750%	1/24/24	200	218
	Wells Fargo & Co.	1.654%	6/2/24	1,500	1,535
	Wells Fargo & Co.	3.000%	2/19/25	425	461
	Wells Fargo & Co.	2.406%	10/30/25	600	633
	Wells Fargo & Co.	2.164%	2/11/26	500	524
	Wells Fargo & Co.	3.000%	4/22/26	1,275	1,403
	Wells Fargo & Co.	4.100%	6/3/26	725	829
	Wells Fargo & Co.	3.000%	10/23/26	675	748
	Wells Fargo & Co.	4.300%	7/22/27	475	555
	Wells Fargo & Co.	3.584%	5/22/28	500	566
	Wells Fargo & Co.	4.150%	1/24/29	200	237
	Wells Fargo & Co.	2.879%	10/30/30	1,800	1,953
	Wells Fargo & Co.	4.478%	4/4/31	1,250	1,527
	Wells Fargo & Co.	5.375%	2/7/35	200	272
	Wells Fargo & Co.	3.068%	4/30/41	600	650
	Wells Fargo & Co.	5.375%	11/2/43	1,000	1,387

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Wells Fargo & Co.	5.606%	1/15/44	600	847
Wells Fargo & Co.	4.650%	11/4/44	325	416
Wells Fargo & Co.	3.900%	5/1/45	250	312
Wells Fargo & Co.	4.900%	11/17/45	250	333
Wells Fargo & Co.	4.400%	6/14/46	300	374
Wells Fargo & Co.	4.750%	12/7/46	350	458
Wells Fargo & Co.	5.013%	4/4/51	1,750	2,484
Wells Fargo Bank NA	3.550%	8/14/23	750	810
Wells Fargo Bank NA	5.950%	8/26/36	200	280
Wells Fargo Bank NA	5.850%	2/1/37	300	422
Wells Fargo Bank NA	6.600%	1/15/38	225	341
Westpac Banking Corp.	2.500%	6/28/22	1,000	1,033
Westpac Banking Corp.	2.750%	1/11/23	200	210
Westpac Banking Corp.	2.000%	1/13/23	150	155
Westpac Banking Corp.	3.650%	5/15/23	75	81
Westpac Banking Corp.	3.300%	2/26/24	250	272
Westpac Banking Corp.	2.350%	2/19/25	200	214
Westpac Banking Corp.	2.850%	5/13/26	200	222
Westpac Banking Corp.	2.700%	8/19/26	175	193
Westpac Banking Corp.	3.350%	3/8/27	250	284
Westpac Banking Corp.	2.650%	1/16/30	150	168
Westpac Banking Corp.	2.894%	2/4/30	425	446
Westpac Banking Corp.	4.322%	11/23/31	500	570
Westpac Banking Corp.	4.110%	7/24/34	25	28
Westpac Banking Corp.	2.668%	11/15/35	315	324
Westpac Banking Corp.	4.421%	7/24/39	600	762
Westpac Banking Corp.	2.963%	11/16/40	200	213
Willis North America Inc.	3.600%	5/15/24	125	137
Willis North America Inc.	4.500%	9/15/28	100	120
Willis North America Inc.	2.950%	9/15/29	940	1,027
Willis North America Inc.	5.050%	9/15/48	50	70
Willis North America Inc.	3.875%	9/15/49	90	110
XLIT Ltd.	4.450%	3/31/25	189	216
XLIT Ltd.	5.500%	3/31/45	100	140
Zions Bancorp NA	3.250%	10/29/29	250	263
				380,183
Health Care (3.4%)
Abbott Laboratories	2.550%	3/15/22	175	180
Abbott Laboratories	3.400%	11/30/23	316	342
Abbott Laboratories	2.950%	3/15/25	175	192
Abbott Laboratories	3.875%	9/15/25	75	86
Abbott Laboratories	3.750%	11/30/26	367	429
Abbott Laboratories	1.150%	1/30/28	100	101
Abbott Laboratories	1.400%	6/30/30	150	152
Abbott Laboratories	4.750%	11/30/36	375	516
Abbott Laboratories	5.300%	5/27/40	250	368
Abbott Laboratories	4.750%	4/15/43	175	245
Abbott Laboratories	4.900%	11/30/46	775	1,142
AbbVie Inc.	3.450%	3/15/22	507	523
AbbVie Inc.	3.250%	10/1/22	300	312
AbbVie Inc.	2.900%	11/6/22	800	836
AbbVie Inc.	3.200%	11/6/22	275	288
AbbVie Inc.	2.300%	11/21/22	625	647
AbbVie Inc.	2.800%	3/15/23	100	104
AbbVie Inc.	2.850%	5/14/23	200	210
AbbVie Inc.	3.750%	11/14/23	250	272
AbbVie Inc.	3.850%	6/15/24	200	220
AbbVie Inc.	2.600%	11/21/24	750	802
AbbVie Inc.	3.800%	3/15/25	590	658
AbbVie Inc.	3.600%	5/14/25	911	1,016
AbbVie Inc.	3.200%	5/14/26	350	388
AbbVie Inc.	2.950%	11/21/26	740	818
AbbVie Inc.	4.250%	11/14/28	350	419
AbbVie Inc.	3.200%	11/21/29	1,130	1,269
AbbVie Inc.	4.550%	3/15/35	350	442
AbbVie Inc.	4.500%	5/14/35	495	622
AbbVie Inc.	4.300%	5/14/36	190	234
AbbVie Inc.	4.050%	11/21/39	825	986
AbbVie Inc.	4.625%	10/1/42	190	242
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.400%	11/6/42	501	628
	AbbVie Inc.	4.850%	6/15/44	230	299
	AbbVie Inc.	4.750%	3/15/45	200	259
	AbbVie Inc.	4.700%	5/14/45	602	784
	AbbVie Inc.	4.450%	5/14/46	455	578
	AbbVie Inc.	4.875%	11/14/48	550	744
	AbbVie Inc.	4.250%	11/21/49	1,025	1,277
	Adventist Health System	2.952%	3/1/29	100	108
	Adventist Health System	3.630%	3/1/49	100	111
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	57
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	25	26
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	130
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	85
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	75	81
	Aetna Inc.	2.750%	11/15/22	200	207
	Aetna Inc.	2.800%	6/15/23	125	132
	Aetna Inc.	3.500%	11/15/24	125	137
	Aetna Inc.	6.625%	6/15/36	130	192
	Aetna Inc.	6.750%	12/15/37	100	152
	Aetna Inc.	4.500%	5/15/42	75	92
	Aetna Inc.	4.125%	11/15/42	75	89
	Aetna Inc.	3.875%	8/15/47	300	353
	Agilent Technologies Inc.	3.200%	10/1/22	57	59
	Agilent Technologies Inc.	3.875%	7/15/23	100	108
	Agilent Technologies Inc.	3.050%	9/22/26	75	83
	Agilent Technologies Inc.	2.750%	9/15/29	100	109
	Agilent Technologies Inc.	2.100%	6/4/30	100	104
	AHS Hospital Corp.	5.024%	7/1/45	75	104
[2]	Allina Health System	3.887%	4/15/49	75	85
	AmerisourceBergen Corp.	3.400%	5/15/24	75	81
	AmerisourceBergen Corp.	3.250%	3/1/25	50	55
	AmerisourceBergen Corp.	3.450%	12/15/27	275	314
	AmerisourceBergen Corp.	2.800%	5/15/30	100	109
	AmerisourceBergen Corp.	4.250%	3/1/45	25	30
	AmerisourceBergen Corp.	4.300%	12/15/47	175	214
	Amgen Inc.	2.700%	5/1/22	75	77
	Amgen Inc.	2.650%	5/11/22	275	283
	Amgen Inc.	3.625%	5/15/22	225	233
	Amgen Inc.	2.250%	8/19/23	150	157
	Amgen Inc.	3.625%	5/22/24	500	549
	Amgen Inc.	1.900%	2/21/25	100	105
	Amgen Inc.	3.125%	5/1/25	175	192
	Amgen Inc.	2.600%	8/19/26	455	496
	Amgen Inc.	2.200%	2/21/27	150	160
	Amgen Inc.	2.450%	2/21/30	300	321
	Amgen Inc.	3.150%	2/21/40	625	680
	Amgen Inc.	4.950%	10/1/41	240	318
	Amgen Inc.	5.150%	11/15/41	126	173
	Amgen Inc.	4.400%	5/1/45	450	568
	Amgen Inc.	4.563%	6/15/48	356	467
	Amgen Inc.	3.375%	2/21/50	725	804
	Amgen Inc.	4.663%	6/15/51	659	889
[5]	Amgen Inc.	2.770%	9/1/53	172	174
	Anthem Inc.	3.125%	5/15/22	150	156
	Anthem Inc.	2.950%	12/1/22	150	157
	Anthem Inc.	3.300%	1/15/23	625	662
	Anthem Inc.	3.500%	8/15/24	475	521
	Anthem Inc.	3.350%	12/1/24	160	176
	Anthem Inc.	2.375%	1/15/25	100	107
	Anthem Inc.	3.650%	12/1/27	300	346
	Anthem Inc.	4.101%	3/1/28	400	473
	Anthem Inc.	2.875%	9/15/29	125	138
	Anthem Inc.	2.250%	5/15/30	105	111
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	104

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anthem Inc.	6.375%	6/15/37	50	72
	Anthem Inc.	4.625%	5/15/42	175	228
	Anthem Inc.	4.650%	1/15/43	775	1,013
	Anthem Inc.	5.100%	1/15/44	100	138
	Anthem Inc.	4.375%	12/1/47	300	386
	Anthem Inc.	4.550%	3/1/48	155	205
	Anthem Inc.	4.850%	8/15/54	30	38
	Ascension Health	2.532%	11/15/29	100	109
	Ascension Health	3.106%	11/15/39	100	111
	Ascension Health	3.945%	11/15/46	175	225
[2]	Ascension Health	4.847%	11/15/53	75	112
	AstraZeneca plc	2.375%	6/12/22	225	231
	AstraZeneca plc	3.500%	8/17/23	225	242
	AstraZeneca plc	3.375%	11/16/25	400	450
	AstraZeneca plc	0.700%	4/8/26	500	497
	AstraZeneca plc	3.125%	6/12/27	175	195
	AstraZeneca plc	4.000%	1/17/29	200	238
	AstraZeneca plc	1.375%	8/6/30	500	494
	AstraZeneca plc	6.450%	9/15/37	450	689
	AstraZeneca plc	4.000%	9/18/42	290	358
	AstraZeneca plc	4.375%	11/16/45	200	263
	AstraZeneca plc	4.375%	8/17/48	135	181
	AstraZeneca plc	2.125%	8/6/50	250	234
	Banner Health	2.338%	1/1/30	125	130
	Banner Health	3.181%	1/1/50	75	80
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	250	278
	Baxalta Inc.	3.600%	6/23/22	15	16
	Baxalta Inc.	4.000%	6/23/25	97	109
	Baxalta Inc.	5.250%	6/23/45	73	101
[5]	Baxter International Inc.	3.950%	4/1/30	95	113
[5]	Baxter International Inc.	1.730%	4/1/31	500	502
	Baxter International Inc.	3.500%	8/15/46	100	114
	Baylor Scott & White Holdings	4.185%	11/15/45	100	122
	Becton Dickinson and Co.	2.894%	6/6/22	299	309
	Becton Dickinson and Co.	3.300%	3/1/23	50	52
	Becton Dickinson and Co.	3.734%	12/15/24	272	301
	Becton Dickinson and Co.	3.700%	6/6/27	375	429
	Becton Dickinson and Co.	4.875%	5/15/44	26	32
	Becton Dickinson and Co.	4.685%	12/15/44	196	252
	Becton Dickinson and Co.	4.669%	6/6/47	300	392
	Biogen Inc.	3.625%	9/15/22	275	290
	Biogen Inc.	4.050%	9/15/25	350	401
	Biogen Inc.	2.250%	5/1/30	300	312
	Biogen Inc.	5.200%	9/15/45	350	470
	Biogen Inc.	3.150%	5/1/50	300	308
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	100	113
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	250	266
	Boston Scientific Corp.	3.375%	5/15/22	26	27
	Boston Scientific Corp.	3.450%	3/1/24	175	189
	Boston Scientific Corp.	3.850%	5/15/25	77	87
	Boston Scientific Corp.	1.900%	6/1/25	550	575
	Boston Scientific Corp.	3.750%	3/1/26	125	142
	Boston Scientific Corp.	4.000%	3/1/29	150	176
	Boston Scientific Corp.	2.650%	6/1/30	400	428
	Boston Scientific Corp.	7.000%	11/15/35	100	146
	Boston Scientific Corp.	4.550%	3/1/39	175	223
	Boston Scientific Corp.	7.375%	1/15/40	50	79
	Boston Scientific Corp.	4.700%	3/1/49	200	272
	Bristol-Myers Squibb Co.	2.600%	5/16/22	300	309
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	282
	Bristol-Myers Squibb Co.	3.550%	8/15/22	325	342
	Bristol-Myers Squibb Co.	3.250%	2/20/23	200	212
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	233
	Bristol-Myers Squibb Co.	4.000%	8/15/23	125	137
	Bristol-Myers Squibb Co.	0.537%	11/13/23	500	500
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bristol-Myers Squibb Co.	3.625%	5/15/24	175	192
	Bristol-Myers Squibb Co.	2.900%	7/26/24	675	730
	Bristol-Myers Squibb Co.	3.875%	8/15/25	799	911
	Bristol-Myers Squibb Co.	0.750%	11/13/25	500	501
	Bristol-Myers Squibb Co.	3.200%	6/15/26	460	518
	Bristol-Myers Squibb Co.	1.125%	11/13/27	500	501
	Bristol-Myers Squibb Co.	3.450%	11/15/27	210	241
	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	324
	Bristol-Myers Squibb Co.	3.400%	7/26/29	500	577
	Bristol-Myers Squibb Co.	1.450%	11/13/30	500	497
	Bristol-Myers Squibb Co.	4.125%	6/15/39	380	481
	Bristol-Myers Squibb Co.	5.700%	10/15/40	50	72
	Bristol-Myers Squibb Co.	2.350%	11/13/40	500	510
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	115
	Bristol-Myers Squibb Co.	5.250%	8/15/43	150	212
	Bristol-Myers Squibb Co.	4.500%	3/1/44	75	104
	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	235
	Bristol-Myers Squibb Co.	5.000%	8/15/45	475	685
	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	337
	Bristol-Myers Squibb Co.	4.550%	2/20/48	300	413
	Bristol-Myers Squibb Co.	4.250%	10/26/49	500	670
	Bristol-Myers Squibb Co.	2.550%	11/13/50	500	513
	Cardinal Health Inc.	2.616%	6/15/22	115	118
	Cardinal Health Inc.	3.200%	3/15/23	150	159
	Cardinal Health Inc.	3.079%	6/15/24	290	312
	Cardinal Health Inc.	3.750%	9/15/25	100	113
	Cardinal Health Inc.	4.600%	3/15/43	75	89
	Cardinal Health Inc.	4.500%	11/15/44	50	58
	Cardinal Health Inc.	4.900%	9/15/45	100	123
	Cardinal Health Inc.	4.368%	6/15/47	125	147
	Children's Health System of Texas	2.511%	8/15/50	100	97
	Children's Hospital Corp.	4.115%	1/1/47	75	96
	Children's Hospital Corp.	2.585%	2/1/50	50	50
	Children's Hospital Medical Center	4.268%	5/15/44	50	63
	CHRISTUS Health	4.341%	7/1/28	125	147
	Cigna Corp.	3.900%	2/15/22	200	207
	Cigna Corp.	3.050%	11/30/22	100	104
	Cigna Corp.	3.000%	7/15/23	700	739
	Cigna Corp.	3.750%	7/15/23	133	143
	Cigna Corp.	3.500%	6/15/24	175	191
	Cigna Corp.	3.250%	4/15/25	250	274
	Cigna Corp.	4.125%	11/15/25	467	537
	Cigna Corp.	4.500%	2/25/26	390	452
	Cigna Corp.	3.400%	3/1/27	275	309
	Cigna Corp.	7.875%	5/15/27	41	56
	Cigna Corp.	4.375%	10/15/28	610	735
	Cigna Corp.	2.400%	3/15/30	765	812
	Cigna Corp.	4.800%	8/15/38	415	534
	Cigna Corp.	3.200%	3/15/40	150	163
	Cigna Corp.	6.125%	11/15/41	92	133
	Cigna Corp.	4.800%	7/15/46	400	524
	Cigna Corp.	3.875%	10/15/47	120	141
	Cigna Corp.	4.900%	12/15/48	445	608
	Cigna Corp.	3.400%	3/15/50	375	419
	City of Hope	5.623%	11/15/43	75	107
	City of Hope	4.378%	8/15/48	100	121
	CommonSpirit Health	2.950%	11/1/22	75	78
	CommonSpirit Health	2.760%	10/1/24	100	107
	CommonSpirit Health	2.782%	10/1/30	500	529
[2]	CommonSpirit Health	4.350%	11/1/42	225	262
	CommonSpirit Health	3.817%	10/1/49	50	57
	CommonSpirit Health	4.187%	10/1/49	200	232
	Community Health Network Inc.	3.099%	5/1/50	250	252
	Cottage Health Obligated Group	3.304%	11/1/49	100	112
	CVS Health Corp.	3.500%	7/20/22	350	365

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
CVS Health Corp.	2.750%	12/1/22	150	156
CVS Health Corp.	4.750%	12/1/22	150	160
CVS Health Corp.	3.700%	3/9/23	934	998
CVS Health Corp.	3.375%	8/12/24	275	300
CVS Health Corp.	3.875%	7/20/25	573	648
CVS Health Corp.	2.875%	6/1/26	425	467
CVS Health Corp.	3.000%	8/15/26	450	496
CVS Health Corp.	3.625%	4/1/27	100	114
CVS Health Corp.	1.300%	8/21/27	400	403
CVS Health Corp.	4.300%	3/25/28	1,742	2,072
CVS Health Corp.	3.250%	8/15/29	360	405
CVS Health Corp.	1.750%	8/21/30	225	225
CVS Health Corp.	1.875%	2/28/31	500	505
CVS Health Corp.	4.875%	7/20/35	125	162
CVS Health Corp.	4.780%	3/25/38	1,000	1,264
CVS Health Corp.	6.125%	9/15/39	75	108
CVS Health Corp.	4.125%	4/1/40	200	238
CVS Health Corp.	2.700%	8/21/40	275	278
CVS Health Corp.	5.300%	12/5/43	150	203
CVS Health Corp.	5.125%	7/20/45	775	1,039
CVS Health Corp.	5.050%	3/25/48	1,650	2,229
CVS Health Corp.	4.250%	4/1/50	300	374
Danaher Corp.	3.350%	9/15/25	100	112
Danaher Corp.	4.375%	9/15/45	75	98
Danaher Corp.	2.600%	10/1/50	500	517
Dartmouth-Hitchcock Health	4.178%	8/1/48	100	118
DENTSPLY SIRONA Inc.	3.250%	6/1/30	150	167
DH Europe Finance II Sarl	2.050%	11/15/22	250	258
DH Europe Finance II Sarl	2.200%	11/15/24	250	263
DH Europe Finance II Sarl	2.600%	11/15/29	150	163
DH Europe Finance II Sarl	3.250%	11/15/39	175	199
Dignity Health	3.125%	11/1/22	50	52
Dignity Health	3.812%	11/1/24	100	109
Dignity Health	4.500%	11/1/42	100	112
Dignity Health	5.267%	11/1/64	50	67
Duke University Health System Inc.	3.920%	6/1/47	100	124
Edwards Lifesciences Corp.	4.300%	6/15/28	100	118
Eli Lilly and Co.	2.350%	5/15/22	50	51
Eli Lilly and Co.	2.750%	6/1/25	71	77
Eli Lilly and Co.	3.375%	3/15/29	225	261
Eli Lilly and Co.	3.950%	3/15/49	300	391
Eli Lilly and Co.	2.250%	5/15/50	500	491
Eli Lilly and Co.	4.150%	3/15/59	350	478
Eli Lilly and Co.	2.500%	9/15/60	250	253
Gilead Sciences Inc.	3.250%	9/1/22	375	391
Gilead Sciences Inc.	2.500%	9/1/23	300	316
Gilead Sciences Inc.	3.700%	4/1/24	470	513
Gilead Sciences Inc.	3.650%	3/1/26	575	652
Gilead Sciences Inc.	2.950%	3/1/27	225	248
Gilead Sciences Inc.	4.600%	9/1/35	275	355
Gilead Sciences Inc.	4.000%	9/1/36	150	181
Gilead Sciences Inc.	5.650%	12/1/41	175	252
Gilead Sciences Inc.	4.800%	4/1/44	300	395
Gilead Sciences Inc.	4.500%	2/1/45	325	413
Gilead Sciences Inc.	4.750%	3/1/46	455	603
Gilead Sciences Inc.	4.150%	3/1/47	475	583
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	53
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	241
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	604	680
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	446
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	122
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	868
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	129
	GlaxoSmithKline Capital plc	2.850%	5/8/22	100	103
	GlaxoSmithKline Capital plc	2.875%	6/1/22	350	362
	GlaxoSmithKline Capital plc	0.534%	10/1/23	500	502
	GlaxoSmithKline Capital plc	3.000%	6/1/24	200	216
	GlaxoSmithKline Capital plc	3.375%	6/1/29	25	29
	Hackensack Meridian Health Inc.	2.675%	9/1/41	250	251
	Hackensack Meridian Health Inc.	4.211%	7/1/48	125	158
	Hackensack Meridian Health Inc.	4.500%	7/1/57	50	67
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	75	79
	HCA Inc.	4.750%	5/1/23	250	272
	HCA Inc.	5.000%	3/15/24	425	477
	HCA Inc.	5.250%	4/15/25	320	373
	HCA Inc.	5.250%	6/15/26	325	383
	HCA Inc.	4.500%	2/15/27	125	145
	HCA Inc.	4.125%	6/15/29	405	470
	HCA Inc.	5.125%	6/15/39	200	254
	HCA Inc.	5.500%	6/15/47	425	561
	HCA Inc.	5.250%	6/15/49	300	393
	Hospital Special Surgery	2.667%	10/1/50	10	10
	Humana Inc.	2.900%	12/15/22	150	157
	Humana Inc.	3.850%	10/1/24	326	361
	Humana Inc.	3.950%	3/15/27	150	173
	Humana Inc.	4.875%	4/1/30	135	169
	Humana Inc.	4.625%	12/1/42	110	139
	Humana Inc.	4.950%	10/1/44	270	364
	Humana Inc.	3.950%	8/15/49	40	49
	IHC Health Services Inc.	4.131%	5/15/48	100	130
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	158
	Iowa Health System	3.665%	2/15/50	125	143
	Johns Hopkins Health System Corp.	3.837%	5/15/46	125	156
	Johnson & Johnson	2.250%	3/3/22	325	332
	Johnson & Johnson	2.050%	3/1/23	125	129
	Johnson & Johnson	3.375%	12/5/23	200	218
	Johnson & Johnson	2.625%	1/15/25	250	271
	Johnson & Johnson	0.550%	9/1/25	500	503
	Johnson & Johnson	2.450%	3/1/26	350	381
	Johnson & Johnson	2.950%	3/3/27	200	224
	Johnson & Johnson	0.950%	9/1/27	500	502
	Johnson & Johnson	2.900%	1/15/28	100	113
	Johnson & Johnson	6.950%	9/1/29	75	109
	Johnson & Johnson	1.300%	9/1/30	500	501
	Johnson & Johnson	4.950%	5/15/33	150	207
	Johnson & Johnson	4.375%	12/5/33	175	231
	Johnson & Johnson	3.550%	3/1/36	175	214
	Johnson & Johnson	3.625%	3/3/37	300	368
	Johnson & Johnson	5.950%	8/15/37	200	310
	Johnson & Johnson	3.400%	1/15/38	200	239
	Johnson & Johnson	2.100%	9/1/40	250	252
	Johnson & Johnson	4.500%	9/1/40	150	206
	Johnson & Johnson	4.850%	5/15/41	75	105
	Johnson & Johnson	4.500%	12/5/43	200	278
	Johnson & Johnson	3.700%	3/1/46	350	446
	Johnson & Johnson	3.750%	3/3/47	250	321
	Johnson & Johnson	3.500%	1/15/48	150	186
	Johnson & Johnson	2.250%	9/1/50	500	503

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	52
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	113
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	321
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	194
	Kaiser Foundation Hospitals	3.266%	11/1/49	225	256
	Koninklijke KPN NV	6.875%	3/11/38	100	156
	Koninklijke Philips NV	5.000%	3/15/42	150	201
	Laboratory Corp. of America Holdings	3.200%	2/1/22	500	515
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	163
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	106
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	221
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	114
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	138
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	255
	Mayo Clinic	3.774%	11/15/43	75	90
	Mayo Clinic	4.128%	11/15/52	50	66
	McKesson Corp.	3.796%	3/15/24	200	219
	McKesson Corp.	0.900%	12/3/25	500	501
	McKesson Corp.	3.950%	2/16/28	200	233
[2]	MedStar Health Inc.	3.626%	8/15/49	75	87
	Medtronic Inc.	3.500%	3/15/25	279	312
	Medtronic Inc.	4.375%	3/15/35	411	553
	Medtronic Inc.	4.625%	3/15/45	344	487
	Memorial Health Services	3.447%	11/1/49	150	161
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	100	106
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	195
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	33
	Merck & Co. Inc.	2.350%	2/10/22	250	256
	Merck & Co. Inc.	2.400%	9/15/22	250	258
	Merck & Co. Inc.	2.800%	5/18/23	325	344
	Merck & Co. Inc.	2.900%	3/7/24	25	27
	Merck & Co. Inc.	2.750%	2/10/25	740	804
	Merck & Co. Inc.	0.750%	2/24/26	150	151
	Merck & Co. Inc.	3.400%	3/7/29	375	436
	Merck & Co. Inc.	1.450%	6/24/30	210	212
	Merck & Co. Inc.	6.500%	12/1/33	125	194
	Merck & Co. Inc.	3.900%	3/7/39	200	253
	Merck & Co. Inc.	2.350%	6/24/40	200	206
	Merck & Co. Inc.	3.600%	9/15/42	100	123
	Merck & Co. Inc.	4.150%	5/18/43	200	261
	Merck & Co. Inc.	3.700%	2/10/45	525	653
	Merck & Co. Inc.	4.000%	3/7/49	300	396
	Merck & Co. Inc.	2.450%	6/24/50	300	309
	Mercy Health	4.302%	7/1/28	25	29
	Methodist Hospital	2.705%	12/1/50	300	307
[2]	Montefiore Obligated Group	5.246%	11/1/48	150	182
	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	100	113
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	500	544
	MultiCare Health System	2.803%	8/15/50	250	258
	Mylan Inc.	4.200%	11/29/23	100	109
	Mylan Inc.	5.400%	11/29/43	100	132
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mylan Inc.	5.200%	4/15/48	175	229
	New York and Presbyterian Hospital	4.024%	8/1/45	130	163
	New York and Presbyterian Hospital	4.063%	8/1/56	75	98
	New York and Presbyterian Hospital	2.606%	8/1/60	300	290
	New York and Presbyterian Hospital	3.954%	8/1/19	125	145
	Northwell Healthcare Inc.	3.979%	11/1/46	100	114
	Northwell Healthcare Inc.	4.260%	11/1/47	200	240
	Northwell Healthcare Inc.	3.809%	11/1/49	100	114
	Novartis Capital Corp.	2.400%	5/17/22	400	411
	Novartis Capital Corp.	2.400%	9/21/22	175	182
	Novartis Capital Corp.	3.400%	5/6/24	400	439
	Novartis Capital Corp.	1.750%	2/14/25	200	210
	Novartis Capital Corp.	3.000%	11/20/25	350	387
	Novartis Capital Corp.	2.000%	2/14/27	525	559
	Novartis Capital Corp.	3.100%	5/17/27	175	197
	Novartis Capital Corp.	2.200%	8/14/30	410	440
	Novartis Capital Corp.	3.700%	9/21/42	100	123
	Novartis Capital Corp.	4.400%	5/6/44	375	515
	Novartis Capital Corp.	4.000%	11/20/45	225	294
	Novartis Capital Corp.	2.750%	8/14/50	75	82
	NYU Langone Hospitals	4.784%	7/1/44	100	127
[2]	NYU Langone Hospitals	4.368%	7/1/47	110	133
	NYU Langone Hospitals	3.380%	7/1/55	200	208
[2]	OhioHealth Corp.	3.042%	11/15/50	100	109
	Orlando Health Obligated Group	4.089%	10/1/48	50	61
	Partners Healthcare System Inc.	3.192%	7/1/49	150	165
	Partners Healthcare System Inc.	4.117%	7/1/55	50	64
	Partners Healthcare System Inc.	3.342%	7/1/60	250	284
	PeaceHealth Obligated Group	4.787%	11/15/48	75	100
	PeaceHealth Obligated Group	3.218%	11/15/50	200	216
	PerkinElmer Inc.	3.300%	9/15/29	175	197
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	220
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	254
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	80	89
	Pfizer Inc.	2.200%	12/15/21	100	102
	Pfizer Inc.	2.800%	3/11/22	200	206
	Pfizer Inc.	3.200%	9/15/23	125	135
	Pfizer Inc.	2.950%	3/15/24	150	162
	Pfizer Inc.	3.400%	5/15/24	100	110
	Pfizer Inc.	0.800%	5/28/25	125	127
	Pfizer Inc.	2.750%	6/3/26	290	320
	Pfizer Inc.	3.000%	12/15/26	300	338
	Pfizer Inc.	3.600%	9/15/28	200	236
	Pfizer Inc.	3.450%	3/15/29	375	437
	Pfizer Inc.	2.625%	4/1/30	300	332
	Pfizer Inc.	1.700%	5/28/30	225	232
	Pfizer Inc.	4.000%	12/15/36	300	380
	Pfizer Inc.	4.100%	9/15/38	150	191
	Pfizer Inc.	3.900%	3/15/39	125	156
	Pfizer Inc.	7.200%	3/15/39	425	729
	Pfizer Inc.	2.550%	5/28/40	200	212
	Pfizer Inc.	4.300%	6/15/43	125	165
	Pfizer Inc.	4.400%	5/15/44	200	268
	Pfizer Inc.	4.125%	12/15/46	250	329
	Pfizer Inc.	4.200%	9/15/48	350	467
	Pfizer Inc.	4.000%	3/15/49	175	229
	Pfizer Inc.	2.700%	5/28/50	350	374

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pharmacia LLC	6.600%	12/1/28	175	242
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	54
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	161
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	88
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	90
	Quest Diagnostics Inc.	4.250%	4/1/24	100	110
	Quest Diagnostics Inc.	3.500%	3/30/25	100	111
	Quest Diagnostics Inc.	3.450%	6/1/26	125	141
	Quest Diagnostics Inc.	4.200%	6/30/29	140	166
	Quest Diagnostics Inc.	2.950%	6/30/30	160	176
	Quest Diagnostics Inc.	2.800%	6/30/31	125	137
	Quest Diagnostics Inc.	5.750%	1/30/40	13	17
	Quest Diagnostics Inc.	4.700%	3/30/45	25	31
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	500	491
[5]	Royalty Pharma plc	0.750%	9/2/23	500	502
[5]	Royalty Pharma plc	2.200%	9/2/30	500	510
[5]	Royalty Pharma plc	3.550%	9/2/50	350	372
	Rush Obligated Group	3.922%	11/15/29	75	89
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	121
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	28
	Sanofi	3.375%	6/19/23	225	241
	Sanofi	3.625%	6/19/28	225	262
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	1,425	1,511
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	642
	Smith & Nephew plc	2.032%	10/14/30	500	507
	Spectrum Health System Obligated Group	3.487%	7/15/49	75	86
	SSM Health Care Corp.	3.688%	6/1/23	150	160
	SSM Health Care Corp.	3.823%	6/1/27	100	113
	Stanford Health Care	3.795%	11/15/48	125	156
	Stryker Corp.	3.375%	5/15/24	213	232
	Stryker Corp.	1.150%	6/15/25	100	102
	Stryker Corp.	3.375%	11/1/25	140	157
	Stryker Corp.	3.500%	3/15/26	183	207
	Stryker Corp.	3.650%	3/7/28	50	58
	Stryker Corp.	4.100%	4/1/43	75	91
	Stryker Corp.	4.375%	5/15/44	50	62
	Stryker Corp.	4.625%	3/15/46	175	233
	Stryker Corp.	2.900%	6/15/50	100	106
	Sutter Health	1.321%	8/15/25	500	507
	Sutter Health	3.695%	8/15/28	75	85
	Sutter Health	4.091%	8/15/48	75	91
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	200	222
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	503
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	500	510
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	400	419
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	410	437
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	400	444
	Texas Health Resources	2.328%	11/15/50	400	378
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	132
	Thermo Fisher Scientific Inc.	4.133%	3/25/25	230	262
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	400	453
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	223
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	56
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	225	246
	Thermo Fisher Scientific Inc.	4.497%	3/25/30	85	105
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	269
	Toledo Hospital	5.325%	11/15/28	50	58
	Toledo Hospital	6.015%	11/15/48	75	93
	Trinity Health Corp.	4.125%	12/1/45	85	104
	UnitedHealth Group Inc.	2.125%	3/15/21	225	226
	UnitedHealth Group Inc.	2.875%	12/15/21	125	128
	UnitedHealth Group Inc.	3.350%	7/15/22	180	189
	UnitedHealth Group Inc.	2.375%	10/15/22	150	156
	UnitedHealth Group Inc.	2.750%	2/15/23	175	183
	UnitedHealth Group Inc.	2.875%	3/15/23	25	26
	UnitedHealth Group Inc.	3.500%	6/15/23	100	107
	UnitedHealth Group Inc.	3.500%	2/15/24	100	109
	UnitedHealth Group Inc.	2.375%	8/15/24	300	320
	UnitedHealth Group Inc.	3.750%	7/15/25	950	1,082
	UnitedHealth Group Inc.	3.700%	12/15/25	75	86
	UnitedHealth Group Inc.	3.100%	3/15/26	225	252
	UnitedHealth Group Inc.	3.450%	1/15/27	175	200
	UnitedHealth Group Inc.	3.375%	4/15/27	350	399
	UnitedHealth Group Inc.	2.950%	10/15/27	150	168
	UnitedHealth Group Inc.	3.850%	6/15/28	400	474
	UnitedHealth Group Inc.	3.875%	12/15/28	150	179
	UnitedHealth Group Inc.	2.875%	8/15/29	150	170
	UnitedHealth Group Inc.	2.000%	5/15/30	755	800
	UnitedHealth Group Inc.	4.625%	7/15/35	175	235
	UnitedHealth Group Inc.	6.500%	6/15/37	50	79
	UnitedHealth Group Inc.	6.625%	11/15/37	125	199
	UnitedHealth Group Inc.	6.875%	2/15/38	245	401
	UnitedHealth Group Inc.	3.500%	8/15/39	240	283
	UnitedHealth Group Inc.	2.750%	5/15/40	200	216
	UnitedHealth Group Inc.	5.950%	2/15/41	60	92
	UnitedHealth Group Inc.	4.625%	11/15/41	110	149
	UnitedHealth Group Inc.	4.375%	3/15/42	50	65
	UnitedHealth Group Inc.	3.950%	10/15/42	175	221
	UnitedHealth Group Inc.	4.250%	3/15/43	125	164
	UnitedHealth Group Inc.	4.750%	7/15/45	305	428
	UnitedHealth Group Inc.	4.200%	1/15/47	210	277
	UnitedHealth Group Inc.	4.250%	4/15/47	290	382
	UnitedHealth Group Inc.	4.250%	6/15/48	300	400
	UnitedHealth Group Inc.	4.450%	12/15/48	150	206
	UnitedHealth Group Inc.	3.700%	8/15/49	310	386
	UnitedHealth Group Inc.	2.900%	5/15/50	250	275
	UnitedHealth Group Inc.	3.875%	8/15/59	420	542
	UnitedHealth Group Inc.	3.125%	5/15/60	250	289
[5]	Universal Health Services Inc.	2.650%	10/15/30	500	517
	UPMC	3.600%	4/3/25	125	139
	Utah Acquisition Sub Inc.	3.950%	6/15/26	375	429
	Utah Acquisition Sub Inc.	5.250%	6/15/46	225	295
[5]	Viatris Inc.	1.125%	6/22/22	200	202
[5]	Viatris Inc.	1.650%	6/22/25	175	181
[5]	Viatris Inc.	2.300%	6/22/27	175	186
[5]	Viatris Inc.	2.700%	6/22/30	525	554
[5]	Viatris Inc.	3.850%	6/22/40	325	366
[5]	Viatris Inc.	4.000%	6/22/50	400	457
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	50	66
	Wyeth LLC	7.250%	3/1/23	250	286
	Wyeth LLC	6.450%	2/1/24	300	354
	Wyeth LLC	6.500%	2/1/34	150	233
	Wyeth LLC	6.000%	2/15/36	85	127
	Wyeth LLC	5.950%	4/1/37	385	579

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	29
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	180
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	50	53
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	387
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	65
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	175
	Zoetis Inc.	3.250%	2/1/23	350	368
	Zoetis Inc.	4.500%	11/13/25	100	117
	Zoetis Inc.	3.000%	9/12/27	150	168
	Zoetis Inc.	3.900%	8/20/28	100	118
	Zoetis Inc.	2.000%	5/15/30	150	155
	Zoetis Inc.	4.700%	2/1/43	175	239
	Zoetis Inc.	3.950%	9/12/47	150	187
	Zoetis Inc.	4.450%	8/20/48	75	100
	Zoetis Inc.	3.000%	5/15/50	125	137
					166,705
Industrials (2.5%)
	3M Co.	2.750%	3/1/22	100	103
	3M Co.	1.750%	2/14/23	200	206
	3M Co.	2.250%	3/15/23	175	182
	3M Co.	3.250%	2/14/24	100	108
	3M Co.	2.000%	2/14/25	150	159
	3M Co.	2.650%	4/15/25	100	109
	3M Co.	3.000%	8/7/25	100	111
	3M Co.	2.250%	9/19/26	150	162
	3M Co.	2.875%	10/15/27	125	139
	3M Co.	3.375%	3/1/29	150	173
	3M Co.	2.375%	8/26/29	250	270
	3M Co.	3.050%	4/15/30	115	130
	3M Co.	3.125%	9/19/46	75	83
	3M Co.	3.625%	10/15/47	100	119
	3M Co.	4.000%	9/14/48	250	321
	3M Co.	3.250%	8/26/49	375	426
	3M Co.	3.700%	4/15/50	125	153
	Allegion plc	3.500%	10/1/29	75	83
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	192
[2]	American Airlines Class A Series 2016-3 Pass Through Trust	3.250%	4/15/30	41	37
[2]	American Airlines Class AA Series 2015-2 Pass Through Trust	3.600%	3/22/29	43	42
[2]	American Airlines Class AA Series 2016-1 Pass Through Trust	3.575%	7/15/29	121	119
[2]	American Airlines Class AA Series 2016-3 Pass Through Trust	3.000%	4/15/30	123	121
[2]	American Airlines Class AA Series 2017-1 Pass Through Trust	3.650%	8/15/30	41	41
[2]	American Airlines Class AA Series 2019-1 Pass Through Trust	3.150%	8/15/33	48	46
	Amphenol Corp.	3.200%	4/1/24	50	54
	Amphenol Corp.	2.050%	3/1/25	40	42
	Amphenol Corp.	4.350%	6/1/29	100	122
	Amphenol Corp.	2.800%	2/15/30	275	301
	Block Financial LLC	5.500%	11/1/22	100	106
	Block Financial LLC	5.250%	10/1/25	100	114
	Block Financial LLC	3.875%	8/15/30	300	324
	BNSF Funding Trust I	6.613%	12/15/55	65	75
	Boeing Co.	2.125%	3/1/22	50	51
	Boeing Co.	2.700%	5/1/22	75	77
	Boeing Co.	2.800%	3/1/23	400	415
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Boeing Co.	4.508%	5/1/23	625	675
Boeing Co.	1.875%	6/15/23	200	204
Boeing Co.	1.950%	2/1/24	500	515
Boeing Co.	2.800%	3/1/24	75	79
Boeing Co.	2.850%	10/30/24	100	105
Boeing Co.	2.500%	3/1/25	145	150
Boeing Co.	4.875%	5/1/25	695	791
Boeing Co.	3.100%	5/1/26	100	107
Boeing Co.	2.250%	6/15/26	50	51
Boeing Co.	2.700%	2/1/27	195	203
Boeing Co.	2.800%	3/1/27	50	52
Boeing Co.	5.040%	5/1/27	460	538
Boeing Co.	3.250%	3/1/28	100	106
Boeing Co.	3.450%	11/1/28	60	64
Boeing Co.	3.200%	3/1/29	200	210
Boeing Co.	2.950%	2/1/30	190	195
Boeing Co.	5.150%	5/1/30	945	1,143
Boeing Co.	3.625%	2/1/31	275	300
Boeing Co.	6.125%	2/15/33	75	97
Boeing Co.	3.600%	5/1/34	350	368
Boeing Co.	3.250%	2/1/35	190	195
Boeing Co.	6.625%	2/15/38	50	67
Boeing Co.	3.550%	3/1/38	50	51
Boeing Co.	3.500%	3/1/39	75	75
Boeing Co.	6.875%	3/15/39	100	136
Boeing Co.	5.875%	2/15/40	75	96
Boeing Co.	5.705%	5/1/40	740	959
Boeing Co.	3.375%	6/15/46	75	73
Boeing Co.	3.650%	3/1/47	150	150
Boeing Co.	3.625%	3/1/48	75	75
Boeing Co.	3.850%	11/1/48	60	62
Boeing Co.	3.900%	5/1/49	150	156
Boeing Co.	3.750%	2/1/50	50	53
Boeing Co.	5.805%	5/1/50	1,130	1,552
Boeing Co.	3.825%	3/1/59	200	202
Boeing Co.	3.950%	8/1/59	75	79
Boeing Co.	5.930%	5/1/60	735	1,041
Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	154
Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	156
Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	184
Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	81
Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	219
Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	164
Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	109
Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	85
Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	255
Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	189
Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	172
Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	361
Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	329
Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	265
Burlington Northern Santa Fe LLC	4.450%	3/15/43	175	235
Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	179
Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	141

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	202
Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	163
Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	105
Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	190
Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	164
Burlington Northern Santa Fe LLC	4.050%	6/15/48	375	492
Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	267
Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	486
Burlington Northern Santa Fe LLC	3.050%	2/15/51	200	227
Canadian National Railway Co.	2.850%	12/15/21	75	76
Canadian National Railway Co.	2.950%	11/21/24	233	252
Canadian National Railway Co.	6.250%	8/1/34	75	115
Canadian National Railway Co.	6.200%	6/1/36	75	111
Canadian National Railway Co.	6.375%	11/15/37	100	155
Canadian National Railway Co.	3.200%	8/2/46	175	204
Canadian National Railway Co.	3.650%	2/3/48	125	153
Canadian National Railway Co.	2.450%	5/1/50	175	181
Canadian Pacific Railway Co.	4.450%	3/15/23	225	242
Canadian Pacific Railway Co.	2.050%	3/5/30	200	210
Canadian Pacific Railway Co.	7.125%	10/15/31	100	149
Canadian Pacific Railway Co.	5.950%	5/15/37	450	659
Canadian Pacific Railway Co.	6.125%	9/15/15	120	199
Carrier Global Corp.	1.923%	2/15/23	400	412
Carrier Global Corp.	2.242%	2/15/25	400	421
Carrier Global Corp.	2.493%	2/15/27	250	269
Carrier Global Corp.	2.722%	2/15/30	600	640
Carrier Global Corp.	3.377%	4/5/40	300	328
Carrier Global Corp.	3.577%	4/5/50	400	447
Caterpillar Financial Services Corp.	2.950%	2/26/22	200	206
Caterpillar Financial Services Corp.	0.950%	5/13/22	150	151
Caterpillar Financial Services Corp.	2.400%	6/6/22	150	154
Caterpillar Financial Services Corp.	1.950%	11/18/22	350	361
Caterpillar Financial Services Corp.	2.550%	11/29/22	200	209
Caterpillar Financial Services Corp.	3.450%	5/15/23	200	215
Caterpillar Financial Services Corp.	0.650%	7/7/23	250	252
Caterpillar Financial Services Corp.	3.650%	12/7/23	70	77
Caterpillar Financial Services Corp.	2.850%	5/17/24	125	135
Caterpillar Financial Services Corp.	3.300%	6/9/24	250	273
Caterpillar Financial Services Corp.	2.150%	11/8/24	300	318
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Caterpillar Financial Services Corp.	3.250%	12/1/24	477	528
	Caterpillar Financial Services Corp.	1.450%	5/15/25	100	104
	Caterpillar Financial Services Corp.	0.800%	11/13/25	500	502
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	109
	Caterpillar Financial Services Corp.	3.250%	9/19/49	200	234
	Caterpillar Inc.	2.600%	6/26/22	50	51
	Caterpillar Inc.	3.400%	5/15/24	150	164
	Caterpillar Inc.	2.600%	9/19/29	200	220
	Caterpillar Inc.	2.600%	4/9/30	120	132
	Caterpillar Inc.	6.050%	8/15/36	100	148
	Caterpillar Inc.	5.200%	5/27/41	150	218
	Caterpillar Inc.	3.803%	8/15/42	243	307
	Caterpillar Inc.	3.250%	4/9/50	240	281
	Caterpillar Inc.	4.750%	5/15/64	100	149
	Cintas Corp. No. 2	2.900%	4/1/22	100	103
	Cintas Corp. No. 2	3.250%	6/1/22	75	77
	Cintas Corp. No. 2	3.700%	4/1/27	175	201
	CNH Industrial Capital LLC	1.950%	7/2/23	75	77
	CNH Industrial Capital LLC	4.200%	1/15/24	675	743
	CNH Industrial NV	3.850%	11/15/27	100	113
[2]	Continental Airlines Class A Series 2007-1 Pass Through Trust	5.983%	10/19/23	39	39
[2]	Continental Airlines Class A Series 2012-2 Pass Through Trust	4.000%	4/29/26	33	33
	Crane Co.	4.450%	12/15/23	50	55
	Crane Co.	4.200%	3/15/48	125	131
	CSX Corp.	3.400%	8/1/24	62	68
	CSX Corp.	3.350%	11/1/25	150	168
	CSX Corp.	3.250%	6/1/27	150	169
	CSX Corp.	3.800%	3/1/28	350	407
	CSX Corp.	4.250%	3/15/29	200	241
	CSX Corp.	2.400%	2/15/30	172	185
	CSX Corp.	6.220%	4/30/40	152	229
	CSX Corp.	5.500%	4/15/41	225	314
	CSX Corp.	4.750%	5/30/42	210	275
	CSX Corp.	4.100%	3/15/44	150	185
	CSX Corp.	4.300%	3/1/48	250	322
	CSX Corp.	4.750%	11/15/48	200	274
	CSX Corp.	4.500%	3/15/49	225	301
	CSX Corp.	3.350%	9/15/49	125	142
	CSX Corp.	3.800%	4/15/50	200	247
	CSX Corp.	3.950%	5/1/50	125	155
	CSX Corp.	4.500%	8/1/54	25	34
	CSX Corp.	4.250%	11/1/66	150	199
	CSX Corp.	4.650%	3/1/68	75	104
	Cummins Inc.	0.750%	9/1/25	400	402
	Cummins Inc.	1.500%	9/1/30	400	402
	Cummins Inc.	2.600%	9/1/50	200	204
	Deere & Co.	2.600%	6/8/22	125	128
	Deere & Co.	2.750%	4/15/25	100	109
	Deere & Co.	5.375%	10/16/29	125	166
	Deere & Co.	3.100%	4/15/30	145	165
	Deere & Co.	7.125%	3/3/31	100	147
	Deere & Co.	3.900%	6/9/42	250	318
	Deere & Co.	2.875%	9/7/49	200	223
	Deere & Co.	3.750%	4/15/50	175	227
[2]	Delta Air Lines Class A Series 2007-1 Pass Through Trust	6.821%	2/10/24	92	93
[2]	Delta Air Lines Class AA Series 2015-1 Pass Through Trust	3.625%	1/30/29	39	39

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Delta Air Lines Class AA Series 2019-1 Pass Through Trust	3.204%	10/25/25	75	77
[2]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	146	144
	Dover Corp.	3.150%	11/15/25	200	220
	Dover Corp.	2.950%	11/4/29	75	81
	Dover Corp.	6.600%	3/15/38	75	107
	Eaton Corp.	2.750%	11/2/22	300	313
	Eaton Corp.	3.103%	9/15/27	125	140
	Eaton Corp.	4.000%	11/2/32	150	181
	Eaton Corp.	4.150%	11/2/42	150	188
	Eaton Corp.	3.915%	9/15/47	50	59
	Emerson Electric Co.	2.625%	12/1/21	150	153
	Emerson Electric Co.	3.150%	6/1/25	200	221
	Emerson Electric Co.	1.800%	10/15/27	225	237
	Emerson Electric Co.	1.950%	10/15/30	100	105
	Emerson Electric Co.	2.750%	10/15/50	150	159
	FedEx Corp.	2.625%	8/1/22	100	104
	FedEx Corp.	3.200%	2/1/25	150	165
	FedEx Corp.	3.800%	5/15/25	500	565
	FedEx Corp.	3.250%	4/1/26	100	112
	FedEx Corp.	3.300%	3/15/27	100	112
	FedEx Corp.	3.100%	8/5/29	200	222
	FedEx Corp.	4.250%	5/15/30	100	121
	FedEx Corp.	3.900%	2/1/35	200	238
	FedEx Corp.	3.875%	8/1/42	125	146
	FedEx Corp.	4.100%	4/15/43	75	88
	FedEx Corp.	5.100%	1/15/44	250	334
	FedEx Corp.	4.100%	2/1/45	125	148
	FedEx Corp.	4.750%	11/15/45	250	323
	FedEx Corp.	4.550%	4/1/46	225	285
	FedEx Corp.	4.400%	1/15/47	125	155
	FedEx Corp.	4.050%	2/15/48	200	239
	FedEx Corp.	4.950%	10/17/48	250	340
	FedEx Corp.	5.250%	5/15/50	250	353
	FedEx Corp.	4.500%	2/1/65	60	69
[2]	FedEx Corp. Class AA Series 2020-1 Pass Through Trust	1.875%	8/20/35	500	510
	Flowserve Corp.	3.500%	9/15/22	250	259
	Flowserve Corp.	4.000%	11/15/23	50	53
	Flowserve Corp.	3.500%	10/1/30	90	96
	Fortive Corp.	3.150%	6/15/26	150	167
	Fortive Corp.	4.300%	6/15/46	100	123
	General Dynamics Corp.	3.375%	5/15/23	200	214
	General Dynamics Corp.	1.875%	8/15/23	300	311
	General Dynamics Corp.	2.375%	11/15/24	320	341
	General Dynamics Corp.	3.250%	4/1/25	150	165
	General Dynamics Corp.	3.500%	5/15/25	200	223
	General Dynamics Corp.	3.500%	4/1/27	100	114
	General Dynamics Corp.	2.625%	11/15/27	200	218
	General Dynamics Corp.	3.750%	5/15/28	200	234
	General Dynamics Corp.	3.625%	4/1/30	200	237
	General Dynamics Corp.	4.250%	4/1/40	150	194
	General Dynamics Corp.	3.600%	11/15/42	100	122
	General Dynamics Corp.	4.250%	4/1/50	140	189
	General Electric Co.	3.150%	9/7/22	91	95
	General Electric Co.	3.100%	1/9/23	574	603
	General Electric Co.	3.450%	5/15/24	100	109
	General Electric Co.	3.450%	5/1/27	200	225
	General Electric Co.	6.750%	3/15/32	705	990
	General Electric Co.	6.150%	8/7/37	161	220
	General Electric Co.	5.875%	1/14/38	560	758
	General Electric Co.	6.875%	1/10/39	338	495
	General Electric Co.	4.250%	5/1/40	300	354
	General Electric Co.	4.125%	10/9/42	153	178
	General Electric Co.	4.500%	3/11/44	438	535
	General Electric Co.	4.350%	5/1/50	725	878
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Hexcel Corp.	4.700%	8/15/25	100	112
	Hexcel Corp.	3.950%	2/15/27	75	81
	Honeywell International Inc.	2.150%	8/8/22	100	103
	Honeywell International Inc.	0.483%	8/19/22	500	501
	Honeywell International Inc.	2.300%	8/15/24	425	453
	Honeywell International Inc.	1.350%	6/1/25	275	285
	Honeywell International Inc.	2.500%	11/1/26	50	55
	Honeywell International Inc.	2.700%	8/15/29	100	112
	Honeywell International Inc.	1.950%	6/1/30	1,000	1,055
	Honeywell International Inc.	5.700%	3/15/37	200	285
	Honeywell International Inc.	5.375%	3/1/41	150	216
	Honeywell International Inc.	2.800%	6/1/50	225	246
	Hubbell Inc.	3.350%	3/1/26	75	82
	Hubbell Inc.	3.150%	8/15/27	50	53
	Hubbell Inc.	3.500%	2/15/28	175	191
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	100	111
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	125	140
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	100	118
	IDEX Corp.	3.000%	5/1/30	75	83
	Illinois Tool Works Inc.	3.500%	3/1/24	200	217
	Illinois Tool Works Inc.	2.650%	11/15/26	300	331
	Illinois Tool Works Inc.	4.875%	9/15/41	75	103
	Illinois Tool Works Inc.	3.900%	9/1/42	250	315
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	104
	JB Hunt Transport Services Inc.	3.875%	3/1/26	25	29
[2]	JetBlue Class A Series 2020-1 Pass Through Trust	4.000%	5/15/34	150	161
[2]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	144	144
	John Deere Capital Corp.	1.950%	6/13/22	375	384
	John Deere Capital Corp.	2.150%	9/8/22	400	413
	John Deere Capital Corp.	2.700%	1/6/23	100	105
	John Deere Capital Corp.	2.800%	1/27/23	50	53
	John Deere Capital Corp.	2.800%	3/6/23	100	105
	John Deere Capital Corp.	3.450%	6/7/23	200	215
	John Deere Capital Corp.	0.700%	7/5/23	100	101
	John Deere Capital Corp.	3.650%	10/12/23	50	55
	John Deere Capital Corp.	2.600%	3/7/24	75	80
	John Deere Capital Corp.	2.650%	6/24/24	75	81
	John Deere Capital Corp.	2.050%	1/9/25	350	371
	John Deere Capital Corp.	3.450%	3/13/25	300	336
	John Deere Capital Corp.	3.400%	9/11/25	75	84
	John Deere Capital Corp.	2.650%	6/10/26	100	110
	John Deere Capital Corp.	2.250%	9/14/26	125	135
	John Deere Capital Corp.	2.800%	9/8/27	150	167
	John Deere Capital Corp.	3.050%	1/6/28	100	112
	John Deere Capital Corp.	3.450%	3/7/29	50	58
	John Deere Capital Corp.	2.800%	7/18/29	150	167
	John Deere Capital Corp.	2.450%	1/9/30	175	191
	Johnson Controls International plc	3.625%	7/2/24	126	137
	Johnson Controls International plc	3.900%	2/14/26	37	42

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Johnson Controls International plc	6.000%	1/15/36	39	55
Johnson Controls International plc	4.625%	7/2/44	175	226
Johnson Controls International plc	5.125%	9/14/45	14	19
Johnson Controls International plc	4.500%	2/15/47	100	132
Johnson Controls International plc	4.950%	7/2/64	72	98
Kansas City Southern	3.000%	5/15/23	250	260
Kansas City Southern	2.875%	11/15/29	100	108
Kansas City Southern	4.300%	5/15/43	75	87
Kansas City Southern	4.950%	8/15/45	125	160
Kansas City Southern	4.700%	5/1/48	225	284
Kansas City Southern	3.500%	5/1/50	100	111
Kennametal Inc.	3.875%	2/15/22	50	51
Kennametal Inc.	4.625%	6/15/28	120	133
Keysight Technologies Inc.	4.550%	10/30/24	195	221
Keysight Technologies Inc.	4.600%	4/6/27	125	149
Keysight Technologies Inc.	3.000%	10/30/29	100	111
Kirby Corp.	4.200%	3/1/28	300	331
L3Harris Technologies Inc.	3.850%	6/15/23	600	647
L3Harris Technologies Inc.	3.950%	5/28/24	103	113
L3Harris Technologies Inc.	3.832%	4/27/25	200	224
L3Harris Technologies Inc.	3.850%	12/15/26	50	58
L3Harris Technologies Inc.	4.400%	6/15/28	175	209
L3Harris Technologies Inc.	4.854%	4/27/35	100	131
L3Harris Technologies Inc.	6.150%	12/15/40	100	149
L3Harris Technologies Inc.	5.054%	4/27/45	100	139
Legrand France SA	8.500%	2/15/25	68	89
Lennox International Inc.	3.000%	11/15/23	100	105
Lennox International Inc.	1.700%	8/1/27	50	51
Lockheed Martin Corp.	3.100%	1/15/23	100	105
Lockheed Martin Corp.	3.550%	1/15/26	380	430
Lockheed Martin Corp.	1.850%	6/15/30	179	187
Lockheed Martin Corp.	3.600%	3/1/35	150	181
Lockheed Martin Corp.	4.500%	5/15/36	100	131
Lockheed Martin Corp.	6.150%	9/1/36	375	563
Lockheed Martin Corp.	4.070%	12/15/42	270	348
Lockheed Martin Corp.	3.800%	3/1/45	100	124
Lockheed Martin Corp.	4.700%	5/15/46	275	387
Lockheed Martin Corp.	2.800%	6/15/50	175	189
Lockheed Martin Corp.	4.090%	9/15/52	331	436
Norfolk Southern Corp.	3.000%	4/1/22	225	231
Norfolk Southern Corp.	2.903%	2/15/23	48	50
Norfolk Southern Corp.	3.850%	1/15/24	75	82
Norfolk Southern Corp.	5.590%	5/17/25	50	60
Norfolk Southern Corp.	3.650%	8/1/25	50	56
Norfolk Southern Corp.	7.800%	5/15/27	60	82
Norfolk Southern Corp.	3.150%	6/1/27	125	138
Norfolk Southern Corp.	3.800%	8/1/28	113	132
Norfolk Southern Corp.	2.550%	11/1/29	200	215
Norfolk Southern Corp.	4.837%	10/1/41	113	153
Norfolk Southern Corp.	4.450%	6/15/45	75	97
Norfolk Southern Corp.	4.650%	1/15/46	75	100
Norfolk Southern Corp.	4.150%	2/28/48	25	32
Norfolk Southern Corp.	4.100%	5/15/49	73	92
Norfolk Southern Corp.	3.400%	11/1/49	75	85
Norfolk Southern Corp.	3.050%	5/15/50	350	384
Norfolk Southern Corp.	4.050%	8/15/52	239	303
Norfolk Southern Corp.	3.155%	5/15/55	438	470
Northrop Grumman Corp.	2.550%	10/15/22	200	207
Northrop Grumman Corp.	3.250%	8/1/23	150	161
Northrop Grumman Corp.	2.930%	1/15/25	275	299
Northrop Grumman Corp.	3.200%	2/1/27	150	167
Northrop Grumman Corp.	3.250%	1/15/28	100	112
Northrop Grumman Corp.	4.400%	5/1/30	290	359
Northrop Grumman Corp.	5.150%	5/1/40	100	137
Northrop Grumman Corp.	5.050%	11/15/40	150	205
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Northrop Grumman Corp.	4.750%	6/1/43	275	365
Northrop Grumman Corp.	4.030%	10/15/47	380	476
Northrop Grumman Corp.	5.250%	5/1/50	310	460
Nvent Finance Sarl	3.950%	4/15/23	200	211
Nvent Finance Sarl	4.550%	4/15/28	100	109
Oshkosh Corp.	4.600%	5/15/28	185	218
Oshkosh Corp.	3.100%	3/1/30	60	65
Otis Worldwide Corp.	2.293%	4/5/27	200	214
Otis Worldwide Corp.	2.565%	2/15/30	400	429
Otis Worldwide Corp.	3.112%	2/15/40	600	654
Otis Worldwide Corp.	3.362%	2/15/50	150	172
PACCAR Financial Corp.	2.850%	3/1/22	100	103
PACCAR Financial Corp.	2.650%	5/10/22	100	103
PACCAR Financial Corp.	2.300%	8/10/22	50	52
PACCAR Financial Corp.	2.000%	9/26/22	50	52
PACCAR Financial Corp.	3.400%	8/9/23	100	108
PACCAR Financial Corp.	0.350%	8/11/23	500	500
PACCAR Financial Corp.	2.150%	8/15/24	75	79
PACCAR Financial Corp.	1.800%	2/6/25	60	63
Parker-Hannifin Corp.	3.500%	9/15/22	175	184
Parker-Hannifin Corp.	2.700%	6/14/24	110	118
Parker-Hannifin Corp.	3.300%	11/21/24	290	317
Parker-Hannifin Corp.	3.250%	3/1/27	125	139
Parker-Hannifin Corp.	3.250%	6/14/29	75	85
Parker-Hannifin Corp.	6.250%	5/15/38	150	218
Parker-Hannifin Corp.	4.450%	11/21/44	200	255
Parker-Hannifin Corp.	4.100%	3/1/47	75	93
Parker-Hannifin Corp.	4.000%	6/14/49	110	138
Precision Castparts Corp.	2.500%	1/15/23	200	208
Precision Castparts Corp.	3.250%	6/15/25	175	193
Precision Castparts Corp.	3.900%	1/15/43	75	87
Precision Castparts Corp.	4.375%	6/15/45	200	252
Quanta Services Inc.	2.900%	10/1/30	400	428
Raytheon Technologies Corp.	2.800%	3/15/22	170	174
Raytheon Technologies Corp.	2.500%	12/15/22	275	285
Raytheon Technologies Corp.	3.650%	8/16/23	16	17
Raytheon Technologies Corp.	3.200%	3/15/24	175	188
Raytheon Technologies Corp.	3.950%	8/16/25	617	708
Raytheon Technologies Corp.	3.500%	3/15/27	300	339
Raytheon Technologies Corp.	3.125%	5/4/27	225	251
Raytheon Technologies Corp.	7.200%	8/15/27	25	34
Raytheon Technologies Corp.	6.700%	8/1/28	75	102
Raytheon Technologies Corp.	4.125%	11/16/28	750	892
Raytheon Technologies Corp.	7.500%	9/15/29	125	181
Raytheon Technologies Corp.	2.250%	7/1/30	300	318
Raytheon Technologies Corp.	5.400%	5/1/35	150	203
Raytheon Technologies Corp.	6.050%	6/1/36	100	145
Raytheon Technologies Corp.	6.125%	7/15/38	100	148
Raytheon Technologies Corp.	4.450%	11/16/38	175	220
Raytheon Technologies Corp.	5.700%	4/15/40	100	145
Raytheon Technologies Corp.	4.700%	12/15/41	50	65
Raytheon Technologies Corp.	4.500%	6/1/42	675	882

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Raytheon Technologies Corp.	4.800%	12/15/43	65	84
	Raytheon Technologies Corp.	4.150%	5/15/45	200	253
	Raytheon Technologies Corp.	3.750%	11/1/46	200	235
	Raytheon Technologies Corp.	4.350%	4/15/47	250	323
	Raytheon Technologies Corp.	4.050%	5/4/47	300	371
	Raytheon Technologies Corp.	4.625%	11/16/48	350	473
	Raytheon Technologies Corp.	3.125%	7/1/50	370	407
	Republic Services Inc.	2.500%	8/15/24	200	213
	Republic Services Inc.	0.875%	11/15/25	500	502
	Republic Services Inc.	1.450%	2/15/31	500	488
	Republic Services Inc.	1.750%	2/15/32	175	175
	Republic Services Inc.	6.200%	3/1/40	175	259
	Republic Services Inc.	5.700%	5/15/41	100	142
	Rockwell Automation Inc.	3.500%	3/1/29	100	116
	Rockwell Automation Inc.	4.200%	3/1/49	125	167
	Roper Technologies Inc.	2.800%	12/15/21	200	204
	Roper Technologies Inc.	2.350%	9/15/24	125	133
	Roper Technologies Inc.	1.000%	9/15/25	500	503
	Roper Technologies Inc.	3.850%	12/15/25	100	113
	Roper Technologies Inc.	3.800%	12/15/26	145	167
	Roper Technologies Inc.	1.400%	9/15/27	500	503
	Roper Technologies Inc.	4.200%	9/15/28	175	208
	Roper Technologies Inc.	2.950%	9/15/29	125	137
	Roper Technologies Inc.	2.000%	6/30/30	125	127
	Roper Technologies Inc.	1.750%	2/15/31	500	497
	Ryder System Inc.	2.875%	6/1/22	75	77
	Ryder System Inc.	3.400%	3/1/23	75	79
	Ryder System Inc.	3.750%	6/9/23	225	242
	Ryder System Inc.	3.650%	3/18/24	150	164
	Ryder System Inc.	2.500%	9/1/24	50	53
	Ryder System Inc.	4.625%	6/1/25	193	224
	Ryder System Inc.	2.900%	12/1/26	100	110
	Snap-on Inc.	3.250%	3/1/27	50	56
	Snap-on Inc.	4.100%	3/1/48	75	96
	Snap-on Inc.	3.100%	5/1/50	75	84
	Southwest Airlines Co.	4.750%	5/4/23	250	272
	Southwest Airlines Co.	5.250%	5/4/25	600	694
	Southwest Airlines Co.	3.000%	11/15/26	100	107
	Southwest Airlines Co.	5.125%	6/15/27	775	920
	Southwest Airlines Co.	3.450%	11/16/27	50	54
	Southwest Airlines Co.	2.625%	2/10/30	100	102
[2]	Southwest Airlines Co. Series 2007-1 Pass Through Trust	6.150%	2/1/24	14	14
[2]	Spirit Airlines Series 2015-1A Pass Through Trust	4.100%	10/1/29	18	16
	Stanley Black & Decker Inc.	3.400%	3/1/26	100	113
	Stanley Black & Decker Inc.	4.250%	11/15/28	100	122
	Stanley Black & Decker Inc.	2.300%	3/15/30	375	401
	Stanley Black & Decker Inc.	5.200%	9/1/40	75	104
	Stanley Black & Decker Inc.	4.850%	11/15/48	100	139
	Stanley Black & Decker Inc.	4.000%	3/15/60	400	427
	Textron Inc.	3.875%	3/1/25	65	71
	Textron Inc.	4.000%	3/15/26	200	226
	Textron Inc.	3.650%	3/15/27	250	277
	Textron Inc.	3.375%	3/1/28	50	55
	Textron Inc.	3.900%	9/17/29	225	256
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Timken Co.	3.875%	9/1/24	100	107
	Timken Co.	4.500%	12/15/28	25	28
	Trane Technologies Global Holding Co Ltd.	4.250%	6/15/23	125	136
	Trane Technologies Global Holding Co Ltd.	5.750%	6/15/43	125	180
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	375	414
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	75	85
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	225	263
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	75	98
	Trimble Inc.	4.150%	6/15/23	50	54
	Trimble Inc.	4.750%	12/1/24	93	106
	Trimble Inc.	4.900%	6/15/28	50	60
	Tyco Electronics Group SA	3.500%	2/3/22	100	103
	Tyco Electronics Group SA	3.450%	8/1/24	125	136
	Tyco Electronics Group SA	3.125%	8/15/27	200	222
	Tyco Electronics Group SA	7.125%	10/1/37	125	188
	Union Pacific Corp.	2.950%	3/1/22	100	103
	Union Pacific Corp.	4.163%	7/15/22	534	560
	Union Pacific Corp.	2.950%	1/15/23	25	26
	Union Pacific Corp.	3.500%	6/8/23	150	161
	Union Pacific Corp.	3.646%	2/15/24	50	54
	Union Pacific Corp.	3.150%	3/1/24	100	108
	Union Pacific Corp.	3.250%	1/15/25	206	225
	Union Pacific Corp.	3.750%	7/15/25	560	635
	Union Pacific Corp.	3.250%	8/15/25	50	55
	Union Pacific Corp.	2.750%	3/1/26	75	82
	Union Pacific Corp.	2.150%	2/5/27	90	95
	Union Pacific Corp.	3.950%	9/10/28	300	356
	Union Pacific Corp.	3.700%	3/1/29	200	232
	Union Pacific Corp.	2.400%	2/5/30	200	215
	Union Pacific Corp.	3.375%	2/1/35	100	114
	Union Pacific Corp.	3.600%	9/15/37	290	336
	Union Pacific Corp.	4.375%	9/10/38	250	311
	Union Pacific Corp.	4.050%	11/15/45	150	183
	Union Pacific Corp.	3.250%	2/5/50	200	226
	Union Pacific Corp.	3.799%	10/1/51	560	682
	Union Pacific Corp.	3.875%	2/1/55	100	122
	Union Pacific Corp.	3.950%	8/15/59	100	122
	Union Pacific Corp.	3.839%	3/20/60	386	476
[5]	Union Pacific Corp.	2.973%	9/16/62	325	339
	Union Pacific Corp.	4.375%	11/15/65	135	179
	Union Pacific Corp.	3.750%	2/5/70	150	182
[2]	United Airlines Class A Series 2013-1 Pass Through Trust	4.300%	2/15/27	53	53
[2]	United Airlines Class A Series 2014-1 Pass Through Trust	4.000%	10/11/27	70	69
	United Airlines Class A Series 2015-1 Pass Through Trust	3.700%	6/1/24	60	59
[2]	United Airlines Class A Series 2016-1 Pass Through Trust	3.450%	1/7/30	42	41
[2]	United Airlines Class A Series 2016-2 Pass Through Trust	3.100%	4/7/30	42	39
[2]	United Airlines Class A Series 2020-1 Pass Through Trust	5.875%	4/15/29	590	637
[2]	United Airlines Class AA Series 2015-1 Pass Through Trust	3.450%	6/1/29	137	135

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	United Airlines Class AA Series 2016-1 Pass Through Trust	3.100%	1/7/30	337	339
[2]	United Airlines Class AA Series 2016-2 Pass Through Trust	2.875%	4/7/30	63	62
[2]	United Airlines Class AA Series 2019-1 Pass Through Trust	4.150%	2/25/33	173	178
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	99	94
	United Parcel Service Inc.	2.450%	10/1/22	175	181
	United Parcel Service Inc.	2.500%	4/1/23	200	209
	United Parcel Service Inc.	2.800%	11/15/24	186	201
	United Parcel Service Inc.	2.400%	11/15/26	150	163
	United Parcel Service Inc.	3.050%	11/15/27	200	226
	United Parcel Service Inc.	3.400%	3/15/29	100	115
	United Parcel Service Inc.	2.500%	9/1/29	100	109
	United Parcel Service Inc.	6.200%	1/15/38	173	271
	United Parcel Service Inc.	5.200%	4/1/40	255	362
	United Parcel Service Inc.	4.875%	11/15/40	75	103
	United Parcel Service Inc.	3.625%	10/1/42	100	120
	United Parcel Service Inc.	3.400%	11/15/46	110	132
	United Parcel Service Inc.	4.250%	3/15/49	125	168
	United Parcel Service Inc.	3.400%	9/1/49	250	302
	United Parcel Service Inc.	5.300%	4/1/50	400	598
	Valmont Industries Inc.	5.000%	10/1/44	150	175
	Valmont Industries Inc.	5.250%	10/1/54	75	89
	Waste Connections Inc.	4.250%	12/1/28	100	119
	Waste Connections Inc.	3.500%	5/1/29	200	227
	Waste Connections Inc.	2.600%	2/1/30	139	149
	Waste Connections Inc.	3.050%	4/1/50	75	80
	Waste Management Inc.	2.900%	9/15/22	100	104
	Waste Management Inc.	2.400%	5/15/23	225	235
	Waste Management Inc.	3.500%	5/15/24	200	218
	Waste Management Inc.	3.125%	3/1/25	150	164
	Waste Management Inc.	0.750%	11/15/25	500	502
	Waste Management Inc.	3.150%	11/15/27	125	141
	Waste Management Inc.	3.900%	3/1/35	250	304
	Waste Management Inc.	4.100%	3/1/45	150	188
	Waste Management Inc.	4.150%	7/15/49	200	266
	Westinghouse Air Brake Technologies Corp.	4.400%	3/15/24	275	301
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	60	65
	Westinghouse Air Brake Technologies Corp.	3.450%	11/15/26	150	165
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	175	207
	WW Grainger Inc.	1.850%	2/15/25	75	79
	WW Grainger Inc.	4.600%	6/15/45	200	268
	WW Grainger Inc.	3.750%	5/15/46	75	89
	WW Grainger Inc.	4.200%	5/15/47	75	95
	Xylem Inc.	3.250%	11/1/26	100	112
	Xylem Inc.	1.950%	1/30/28	100	104
	Xylem Inc.	2.250%	1/30/31	100	105
	Xylem Inc.	4.375%	11/1/46	100	122
					120,441
Materials (0.9%)
	Air Products and Chemicals Inc.	3.350%	7/31/24	500	545
	Air Products and Chemicals Inc.	2.050%	5/15/30	200	213
	Air Products and Chemicals Inc.	2.700%	5/15/40	200	214
	Air Products and Chemicals Inc.	2.800%	5/15/50	400	437
	Albemarle Corp.	4.150%	12/1/24	132	146
	Albemarle Corp.	5.450%	12/1/44	75	90
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AngloGold Ashanti Holdings plc	3.750%	10/1/30	200	214
	Avery Dennison Corp.	4.875%	12/6/28	75	92
	Avery Dennison Corp.	2.650%	4/30/30	200	214
	Barrick Gold Corp.	6.450%	10/15/35	75	102
	Barrick North America Finance LLC	5.700%	5/30/41	450	639
	Barrick North America Finance LLC	5.750%	5/1/43	150	216
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	72
	Bemis Co. Inc.	3.100%	9/15/26	50	54
	Bemis Co. Inc.	2.630%	6/19/30	125	135
[5]	Berry Global Inc.	1.570%	1/15/26	200	201
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	181
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	55
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	195
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	841
	Cabot Corp.	4.000%	7/1/29	55	59
	Carlisle Cos. Inc.	3.750%	11/15/22	75	79
	Carlisle Cos. Inc.	3.500%	12/1/24	50	55
	Carlisle Cos. Inc.	3.750%	12/1/27	125	142
	Carlisle Cos. Inc.	2.750%	3/1/30	150	160
	Celanese US Holdings LLC	3.500%	5/8/24	100	108
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	332
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	240
	CRH America Inc.	5.750%	1/15/21	75	75
	Dow Chemical Co.	3.500%	10/1/24	182	199
	Dow Chemical Co.	4.550%	11/30/25	150	175
	Dow Chemical Co.	4.800%	11/30/28	225	276
	Dow Chemical Co.	2.100%	11/15/30	500	510
	Dow Chemical Co.	4.250%	10/1/34	150	180
	Dow Chemical Co.	9.400%	5/15/39	350	623
	Dow Chemical Co.	5.250%	11/15/41	100	131
	Dow Chemical Co.	4.625%	10/1/44	200	250
	Dow Chemical Co.	5.550%	11/30/48	100	143
	Dow Chemical Co.	3.600%	11/15/50	500	558
	DuPont de Nemours Inc.	2.169%	5/1/23	200	203
	DuPont de Nemours Inc.	4.205%	11/15/23	475	524
	DuPont de Nemours Inc.	4.493%	11/15/25	350	409
	DuPont de Nemours Inc.	4.725%	11/15/28	425	520
	DuPont de Nemours Inc.	5.319%	11/15/38	300	405
	DuPont de Nemours Inc.	5.419%	11/15/48	475	686
	Eastman Chemical Co.	3.600%	8/15/22	49	51
	Eastman Chemical Co.	3.800%	3/15/25	285	316
	Eastman Chemical Co.	4.800%	9/1/42	225	284
	Eastman Chemical Co.	4.650%	10/15/44	150	189
	Ecolab Inc.	2.375%	8/10/22	470	484
	Ecolab Inc.	2.700%	11/1/26	200	222
	Ecolab Inc.	3.250%	12/1/27	100	113
	Ecolab Inc.	4.800%	3/24/30	300	382
	Ecolab Inc.	1.300%	1/30/31	500	494
	Ecolab Inc.	3.950%	12/1/47	100	127
	EI du Pont de Nemours and Co.	1.700%	7/15/25	100	104
	EI du Pont de Nemours and Co.	2.300%	7/15/30	100	106
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	200	220
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	161
	FMC Corp.	3.950%	2/1/22	50	51
	FMC Corp.	4.100%	2/1/24	250	272
	FMC Corp.	3.200%	10/1/26	50	56

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	FMC Corp.	3.450%	10/1/29	100	114
	FMC Corp.	4.500%	10/1/49	100	130
	Georgia-Pacific LLC	8.000%	1/15/24	250	306
	Georgia-Pacific LLC	7.375%	12/1/25	100	130
	Georgia-Pacific LLC	8.875%	5/15/31	250	404
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	26
	International Flavors & Fragrances Inc.	4.450%	9/26/28	50	59
	International Flavors & Fragrances Inc.	4.375%	6/1/47	90	110
	International Flavors & Fragrances Inc.	5.000%	9/26/48	100	134
	International Paper Co.	3.800%	1/15/26	28	32
	International Paper Co.	5.000%	9/15/35	100	131
	International Paper Co.	7.300%	11/15/39	100	159
	International Paper Co.	4.800%	6/15/44	200	266
	International Paper Co.	5.150%	5/15/46	200	275
	International Paper Co.	4.400%	8/15/47	200	258
	International Paper Co.	4.350%	8/15/48	200	262
	Kinross Gold Corp.	5.950%	3/15/24	75	86
	Kinross Gold Corp.	4.500%	7/15/27	25	29
	Linde Inc.	2.450%	2/15/22	450	458
	Linde Inc.	2.200%	8/15/22	200	205
	Linde Inc.	2.650%	2/5/25	147	159
	Linde Inc.	3.550%	11/7/42	50	60
	LYB International Finance BV	5.250%	7/15/43	200	259
	LYB International Finance II BV	3.500%	3/2/27	200	223
	LYB International Finance III LLC	2.875%	5/1/25	100	108
	LYB International Finance III LLC	1.250%	10/1/25	500	507
	LYB International Finance III LLC	3.375%	5/1/30	100	111
	LYB International Finance III LLC	4.200%	10/15/49	135	157
	LYB International Finance III LLC	3.625%	4/1/51	500	540
	LyondellBasell Industries NV	5.750%	4/15/24	175	201
	LyondellBasell Industries NV	4.625%	2/26/55	425	511
	Martin Marietta Materials Inc.	4.250%	7/2/24	100	111
	Martin Marietta Materials Inc.	3.450%	6/1/27	50	56
	Martin Marietta Materials Inc.	3.500%	12/15/27	100	113
	Martin Marietta Materials Inc.	2.500%	3/15/30	100	107
	Martin Marietta Materials Inc.	4.250%	12/15/47	175	209
	Mosaic Co.	3.250%	11/15/22	225	235
	Mosaic Co.	4.250%	11/15/23	175	191
	Mosaic Co.	4.050%	11/15/27	200	226
	Mosaic Co.	5.450%	11/15/33	100	124
	Mosaic Co.	4.875%	11/15/41	50	58
	Mosaic Co.	5.625%	11/15/43	100	129
	Newmont Corp.	3.700%	3/15/23	37	39
	Newmont Corp.	2.800%	10/1/29	150	164
	Newmont Corp.	2.250%	10/1/30	200	210
	Newmont Corp.	5.875%	4/1/35	100	146
	Newmont Corp.	6.250%	10/1/39	225	339
	Newmont Corp.	5.450%	6/9/44	300	426
	Nucor Corp.	4.125%	9/15/22	100	105
	Nucor Corp.	2.000%	6/1/25	100	106
	Nucor Corp.	3.950%	5/1/28	100	118
	Nucor Corp.	2.700%	6/1/30	100	110
[5]	Nucor Corp.	2.979%	12/15/55	400	417
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nutrien Ltd.	3.500%	6/1/23	299	318
Nutrien Ltd.	3.375%	3/15/25	250	275
Nutrien Ltd.	3.000%	4/1/25	250	270
Nutrien Ltd.	4.000%	12/15/26	50	58
Nutrien Ltd.	2.950%	5/13/30	175	193
Nutrien Ltd.	4.125%	3/15/35	250	297
Nutrien Ltd.	5.625%	12/1/40	275	380
Nutrien Ltd.	6.125%	1/15/41	25	36
Nutrien Ltd.	4.900%	6/1/43	50	64
Nutrien Ltd.	5.250%	1/15/45	200	275
Nutrien Ltd.	5.000%	4/1/49	100	138
Owens Corning	3.400%	8/15/26	200	221
Owens Corning	3.950%	8/15/29	100	115
Owens Corning	3.875%	6/1/30	50	58
Owens Corning	4.300%	7/15/47	200	240
Owens Corning	4.400%	1/30/48	75	90
Packaging Corp. of America	4.500%	11/1/23	350	385
Packaging Corp. of America	3.400%	12/15/27	100	112
Packaging Corp. of America	3.000%	12/15/29	140	155
Packaging Corp. of America	4.050%	12/15/49	90	111
PPG Industries Inc.	2.400%	8/15/24	200	212
PPG Industries Inc.	2.550%	6/15/30	300	321
Praxair Inc.	1.100%	8/10/30	500	494
Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	108
Reliance Steel & Aluminum Co.	1.300%	8/15/25	300	305
Reliance Steel & Aluminum Co.	2.150%	8/15/30	300	308
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	343
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	317	358
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	106
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	182
Rio Tinto Finance USA plc	4.750%	3/22/42	150	211
Rio Tinto Finance USA plc	4.125%	8/21/42	250	323
Rohm and Haas Co.	7.850%	7/15/29	250	346
RPM International Inc.	3.450%	11/15/22	100	103
RPM International Inc.	3.750%	3/15/27	50	55
RPM International Inc.	4.250%	1/15/48	200	221
Sherwin-Williams Co.	2.750%	6/1/22	12	12
Sherwin-Williams Co.	3.125%	6/1/24	325	351
Sherwin-Williams Co.	3.450%	8/1/25	225	247
Sherwin-Williams Co.	3.950%	1/15/26	200	228
Sherwin-Williams Co.	3.450%	6/1/27	100	113
Sherwin-Williams Co.	2.950%	8/15/29	200	220
Sherwin-Williams Co.	2.300%	5/15/30	100	105
Sherwin-Williams Co.	4.000%	12/15/42	100	119
Sherwin-Williams Co.	4.550%	8/1/45	90	116
Sherwin-Williams Co.	4.500%	6/1/47	250	335
Sherwin-Williams Co.	3.800%	8/15/49	100	122
Sherwin-Williams Co.	3.300%	5/15/50	100	112
Sonoco Products Co.	3.125%	5/1/30	105	116
Sonoco Products Co.	5.750%	11/1/40	220	299
Southern Copper Corp.	3.500%	11/8/22	400	420
Southern Copper Corp.	3.875%	4/23/25	50	55
Southern Copper Corp.	7.500%	7/27/35	100	152
Southern Copper Corp.	6.750%	4/16/40	325	492
Southern Copper Corp.	5.875%	4/23/45	500	726
Steel Dynamics Inc.	2.800%	12/15/24	50	54
Steel Dynamics Inc.	2.400%	6/15/25	100	106
Steel Dynamics Inc.	3.450%	4/15/30	125	140
Steel Dynamics Inc.	3.250%	1/15/31	100	112
Steel Dynamics Inc.	3.250%	10/15/50	300	313

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Suzano Austria GmbH	6.000%	1/15/29	400	482
Suzano Austria GmbH	5.000%	1/15/30	200	227
Suzano Austria GmbH	3.750%	1/15/31	200	213
Syngenta Finance NV	3.125%	3/28/22	100	101
Teck Resources Ltd.	3.900%	7/15/30	100	111
Teck Resources Ltd.	6.125%	10/1/35	150	193
Teck Resources Ltd.	6.000%	8/15/40	50	63
Teck Resources Ltd.	6.250%	7/15/41	325	414
Vale Overseas Ltd.	6.250%	8/10/26	300	372
Vale Overseas Ltd.	3.750%	7/8/30	100	112
Vale Overseas Ltd.	8.250%	1/17/34	50	77
Vale Overseas Ltd.	6.875%	11/21/36	410	601
Vale Overseas Ltd.	6.875%	11/10/39	450	668
Vale SA	5.625%	9/11/42	75	100
Vulcan Materials Co.	4.500%	4/1/25	200	228
Vulcan Materials Co.	3.500%	6/1/30	150	172
Vulcan Materials Co.	4.500%	6/15/47	125	154
Westlake Chemical Corp.	3.600%	8/15/26	300	337
Westlake Chemical Corp.	3.375%	6/15/30	100	110
Westlake Chemical Corp.	5.000%	8/15/46	200	259
WestRock MWV LLC	7.950%	2/15/31	250	354
WestRock RKT LLC	4.900%	3/1/22	100	105
WRKCo Inc.	3.000%	9/15/24	250	269
WRKCo Inc.	4.650%	3/15/26	100	118
WRKCo Inc.	3.375%	9/15/27	250	279
WRKCo Inc.	4.900%	3/15/29	200	247
WRKCo Inc.	3.000%	6/15/33	100	110
				45,007
Real Estate (1.1%)
Alexandria Real Estate Equities Inc.	4.000%	1/15/24	175	193
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	254	282
Alexandria Real Estate Equities Inc.	3.800%	4/15/26	50	58
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	58
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	122
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	218
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	125	155
Alexandria Real Estate Equities Inc.	4.900%	12/15/30	124	158
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	171
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	500	499
Alexandria Real Estate Equities Inc.	4.850%	4/15/49	50	70
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	156
American Campus Communities Operating Partnership LP	3.750%	4/15/23	75	79
American Campus Communities Operating Partnership LP	4.125%	7/1/24	100	109
American Campus Communities Operating Partnership LP	3.300%	7/15/26	50	54
American Campus Communities Operating Partnership LP	3.625%	11/15/27	75	82
American Campus Communities Operating Partnership LP	2.850%	2/1/30	70	73
American Homes 4 Rent LP	4.900%	2/15/29	100	121
American Tower Corp.	2.250%	1/15/22	125	127
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
American Tower Corp.	3.500%	1/31/23	200	212
American Tower Corp.	5.000%	2/15/24	100	113
American Tower Corp.	3.375%	5/15/24	200	217
American Tower Corp.	2.950%	1/15/25	100	108
American Tower Corp.	4.000%	6/1/25	138	156
American Tower Corp.	3.375%	10/15/26	200	224
American Tower Corp.	2.750%	1/15/27	500	541
American Tower Corp.	3.125%	1/15/27	125	137
American Tower Corp.	1.500%	1/31/28	500	502
American Tower Corp.	3.950%	3/15/29	140	162
American Tower Corp.	3.800%	8/15/29	475	550
American Tower Corp.	2.900%	1/15/30	145	158
American Tower Corp.	2.100%	6/15/30	150	154
American Tower Corp.	1.875%	10/15/30	500	504
American Tower Corp.	3.700%	10/15/49	200	227
American Tower Corp.	3.100%	6/15/50	150	154
AvalonBay Communities Inc.	2.850%	3/15/23	25	26
AvalonBay Communities Inc.	4.200%	12/15/23	400	441
AvalonBay Communities Inc.	3.450%	6/1/25	100	111
AvalonBay Communities Inc.	2.950%	5/11/26	150	166
AvalonBay Communities Inc.	2.900%	10/15/26	50	55
AvalonBay Communities Inc.	3.350%	5/15/27	75	84
AvalonBay Communities Inc.	3.200%	1/15/28	75	84
AvalonBay Communities Inc.	3.300%	6/1/29	100	114
AvalonBay Communities Inc.	3.900%	10/15/46	50	61
AvalonBay Communities Inc.	4.350%	4/15/48	60	78
Boston Properties LP	3.850%	2/1/23	225	239
Boston Properties LP	3.125%	9/1/23	275	291
Boston Properties LP	3.200%	1/15/25	111	121
Boston Properties LP	3.650%	2/1/26	100	113
Boston Properties LP	2.750%	10/1/26	50	54
Boston Properties LP	3.400%	6/21/29	400	446
Boston Properties LP	2.900%	3/15/30	400	426
Brandywine Operating Partnership LP	3.950%	2/15/23	700	725
Brandywine Operating Partnership LP	3.950%	11/15/27	100	107
Brixmor Operating Partnership LP	3.650%	6/15/24	50	54
Brixmor Operating Partnership LP	3.850%	2/1/25	125	137
Brixmor Operating Partnership LP	4.125%	6/15/26	200	227
Brixmor Operating Partnership LP	3.900%	3/15/27	75	83
Brixmor Operating Partnership LP	4.125%	5/15/29	533	611
Brixmor Operating Partnership LP	4.050%	7/1/30	250	287
Camden Property Trust	4.100%	10/15/28	60	71
Camden Property Trust	3.150%	7/1/29	50	56
Camden Property Trust	2.800%	5/15/30	765	845
Camden Property Trust	3.350%	11/1/49	120	138
CBRE Services Inc.	4.875%	3/1/26	125	147
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	250	268
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	243	256

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	25	26
Corporate Office Properties LP	3.600%	5/15/23	150	158
Crown Castle International Corp.	5.250%	1/15/23	125	137
Crown Castle International Corp.	3.150%	7/15/23	150	160
Crown Castle International Corp.	3.200%	9/1/24	250	272
Crown Castle International Corp.	1.350%	7/15/25	100	102
Crown Castle International Corp.	4.450%	2/15/26	250	289
Crown Castle International Corp.	3.700%	6/15/26	175	197
Crown Castle International Corp.	3.650%	9/1/27	325	366
Crown Castle International Corp.	3.800%	2/15/28	425	487
Crown Castle International Corp.	3.100%	11/15/29	100	109
Crown Castle International Corp.	3.300%	7/1/30	115	128
Crown Castle International Corp.	2.250%	1/15/31	200	207
Crown Castle International Corp.	4.750%	5/15/47	95	121
Crown Castle International Corp.	5.200%	2/15/49	75	102
Crown Castle International Corp.	4.150%	7/1/50	100	120
Crown Castle International Corp.	3.250%	1/15/51	200	207
CubeSmart LP	4.375%	12/15/23	100	109
CubeSmart LP	4.000%	11/15/25	50	56
CubeSmart LP	3.125%	9/1/26	100	110
CubeSmart LP	4.375%	2/15/29	50	59
CubeSmart LP	2.000%	2/15/31	75	75
CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	120	128
CyrusOne LP / CyrusOne Finance Corp.	3.450%	11/15/29	275	296
Digital Realty Trust LP	4.450%	7/15/28	370	444
Digital Realty Trust LP	3.600%	7/1/29	175	200
Duke Realty LP	3.250%	6/30/26	175	193
Duke Realty LP	3.375%	12/15/27	160	180
Duke Realty LP	4.000%	9/15/28	50	59
Duke Realty LP	2.875%	11/15/29	70	77
Duke Realty LP	1.750%	7/1/30	200	202
Equinix Inc.	2.625%	11/18/24	200	214
Equinix Inc.	1.250%	7/15/25	100	102
Equinix Inc.	1.000%	9/15/25	500	499
Equinix Inc.	2.900%	11/18/26	100	110
Equinix Inc.	1.800%	7/15/27	100	103
Equinix Inc.	1.550%	3/15/28	500	504
Equinix Inc.	3.200%	11/18/29	250	275
Equinix Inc.	2.150%	7/15/30	250	254
Equinix Inc.	3.000%	7/15/50	100	101
ERP Operating LP	4.625%	12/15/21	129	133
ERP Operating LP	3.000%	4/15/23	125	131
ERP Operating LP	3.375%	6/1/25	125	138
ERP Operating LP	2.850%	11/1/26	50	55
ERP Operating LP	3.500%	3/1/28	100	114
ERP Operating LP	4.150%	12/1/28	70	83
ERP Operating LP	3.000%	7/1/29	75	84
ERP Operating LP	2.500%	2/15/30	150	162
ERP Operating LP	4.500%	7/1/44	150	196
ERP Operating LP	4.500%	6/1/45	25	33
ERP Operating LP	4.000%	8/1/47	100	124
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Essex Portfolio LP	3.250%	5/1/23	25	26
Essex Portfolio LP	3.875%	5/1/24	50	55
Essex Portfolio LP	3.500%	4/1/25	166	184
Essex Portfolio LP	3.375%	4/15/26	100	112
Essex Portfolio LP	3.625%	5/1/27	100	113
Essex Portfolio LP	4.000%	3/1/29	100	117
Essex Portfolio LP	3.000%	1/15/30	110	122
Essex Portfolio LP	2.650%	3/15/32	105	112
Essex Portfolio LP	4.500%	3/15/48	120	155
Federal Realty Investment Trust	2.750%	6/1/23	25	26
Federal Realty Investment Trust	3.250%	7/15/27	50	55
Federal Realty Investment Trust	3.200%	6/15/29	25	27
Federal Realty Investment Trust	4.500%	12/1/44	150	179
GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	100	109
GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	75	79
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	225
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	201
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	30
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	319
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	190
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	113
Healthcare Trust of America Holdings LP	3.500%	8/1/26	130	147
Healthcare Trust of America Holdings LP	3.750%	7/1/27	100	113
Healthcare Trust of America Holdings LP	3.100%	2/15/30	100	109
Healthcare Trust of America Holdings LP	2.000%	3/15/31	500	499
Healthpeak Properties Inc.	4.250%	11/15/23	9	10
Healthpeak Properties Inc.	4.200%	3/1/24	125	137
Healthpeak Properties Inc.	3.400%	2/1/25	152	168
Healthpeak Properties Inc.	3.250%	7/15/26	25	28
Healthpeak Properties Inc.	3.500%	7/15/29	125	141
Healthpeak Properties Inc.	3.000%	1/15/30	800	876
Healthpeak Properties Inc.	6.750%	2/1/41	100	147
Highwoods Realty LP	4.125%	3/15/28	75	85
Highwoods Realty LP	4.200%	4/15/29	50	57
Highwoods Realty LP	2.600%	2/1/31	250	254
Host Hotels & Resorts LP	3.750%	10/15/23	261	275
Host Hotels & Resorts LP	3.875%	4/1/24	75	79
Host Hotels & Resorts LP	3.375%	12/15/29	100	102
Hudson Pacific Properties LP	3.950%	11/1/27	100	110
Hudson Pacific Properties LP	4.650%	4/1/29	25	29
Hudson Pacific Properties LP	3.250%	1/15/30	60	64
Kilroy Realty LP	3.800%	1/15/23	250	263
Kilroy Realty LP	3.450%	12/15/24	50	54
Kilroy Realty LP	4.750%	12/15/28	50	59
Kilroy Realty LP	4.250%	8/15/29	104	120
Kilroy Realty LP	3.050%	2/15/30	200	213
Kimco Realty Corp.	3.400%	11/1/22	150	157
Kimco Realty Corp.	3.125%	6/1/23	25	26
Kimco Realty Corp.	3.300%	2/1/25	58	63
Kimco Realty Corp.	2.800%	10/1/26	125	136
Kimco Realty Corp.	3.800%	4/1/27	75	85
Kimco Realty Corp.	1.900%	3/1/28	500	513

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Kimco Realty Corp.	2.700%	10/1/30	100	107
Kimco Realty Corp.	4.125%	12/1/46	50	54
Kimco Realty Corp.	4.450%	9/1/47	50	58
Kite Realty Group LP	4.000%	10/1/26	200	209
Life Storage LP	3.500%	7/1/26	125	141
Life Storage LP	3.875%	12/15/27	150	171
Life Storage LP	4.000%	6/15/29	25	29
Mid-America Apartments LP	4.300%	10/15/23	150	164
Mid-America Apartments LP	3.750%	6/15/24	50	54
Mid-America Apartments LP	3.600%	6/1/27	250	283
Mid-America Apartments LP	2.750%	3/15/30	150	164
Mid-America Apartments LP	1.700%	2/15/31	150	149
National Retail Properties Inc.	3.500%	10/15/27	350	384
National Retail Properties Inc.	4.300%	10/15/28	25	29
National Retail Properties Inc.	2.500%	4/15/30	75	77
National Retail Properties Inc.	4.800%	10/15/48	50	62
National Retail Properties Inc.	3.100%	4/15/50	50	48
Office Properties Income Trust	4.150%	2/1/22	100	102
Office Properties Income Trust	4.000%	7/15/22	100	102
Office Properties Income Trust	4.250%	5/15/24	100	104
Office Properties Income Trust	4.500%	2/1/25	50	53
Omega Healthcare Investors Inc.	4.375%	8/1/23	300	325
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	109
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	109
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	114
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	337
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	80
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	266
Omega Healthcare Investors Inc.	3.375%	2/1/31	500	525
Physicians Realty LP	4.300%	3/15/27	100	110
Physicians Realty LP	3.950%	1/15/28	100	108
Piedmont Operating Partnership LP	3.400%	6/1/23	75	78
Prologis LP	2.125%	4/15/27	105	113
Prologis LP	3.875%	9/15/28	100	119
Prologis LP	4.375%	2/1/29	200	244
Prologis LP	2.250%	4/15/30	155	166
Prologis LP	1.250%	10/15/30	500	494
Prologis LP	4.375%	9/15/48	75	103
Prologis LP	3.000%	4/15/50	140	154
Public Storage	2.370%	9/15/22	55	57
Public Storage	3.094%	9/15/27	100	112
Public Storage	3.385%	5/1/29	100	114
Rayonier Inc.	3.750%	4/1/22	50	51
Realty Income Corp.	3.250%	10/15/22	175	183
Realty Income Corp.	4.650%	8/1/23	250	274
Realty Income Corp.	3.875%	7/15/24	50	55
Realty Income Corp.	3.875%	4/15/25	225	253
Realty Income Corp.	4.125%	10/15/26	125	147
Realty Income Corp.	3.000%	1/15/27	150	165
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Realty Income Corp.	3.650%	1/15/28	190	217
Realty Income Corp.	3.250%	6/15/29	150	168
Realty Income Corp.	3.250%	1/15/31	50	57
Realty Income Corp.	1.800%	3/15/33	500	501
Realty Income Corp.	4.650%	3/15/47	175	238
Regency Centers LP	3.600%	2/1/27	25	27
Regency Centers LP	4.125%	3/15/28	75	86
Regency Centers LP	2.950%	9/15/29	100	107
Regency Centers LP	4.400%	2/1/47	200	231
Regency Centers LP	4.650%	3/15/49	75	90
Sabra Health Care LP	4.800%	6/1/24	55	59
Sabra Health Care LP	5.125%	8/15/26	25	28
Sabra Health Care LP	3.900%	10/15/29	150	156
Simon Property Group LP	2.350%	1/30/22	150	152
Simon Property Group LP	2.625%	6/15/22	100	102
Simon Property Group LP	2.750%	2/1/23	25	26
Simon Property Group LP	2.750%	6/1/23	100	105
Simon Property Group LP	3.750%	2/1/24	150	162
Simon Property Group LP	2.000%	9/13/24	145	150
Simon Property Group LP	3.500%	9/1/25	300	332
Simon Property Group LP	3.300%	1/15/26	195	214
Simon Property Group LP	3.250%	11/30/26	75	83
Simon Property Group LP	3.375%	6/15/27	160	177
Simon Property Group LP	3.375%	12/1/27	100	112
Simon Property Group LP	2.450%	9/13/29	145	152
Simon Property Group LP	2.650%	7/15/30	200	212
Simon Property Group LP	6.750%	2/1/40	125	185
Simon Property Group LP	4.750%	3/15/42	100	122
Simon Property Group LP	4.250%	11/30/46	100	116
Simon Property Group LP	3.250%	9/13/49	200	205
Simon Property Group LP	3.800%	7/15/50	200	222
SITE Centers Corp.	3.900%	8/15/24	100	100
SITE Centers Corp.	3.625%	2/1/25	200	208
SITE Centers Corp.	4.250%	2/1/26	70	76
SITE Centers Corp.	4.700%	6/1/27	75	81
SL Green Operating Partnership LP	3.250%	10/15/22	100	103
Spirit Realty LP	3.200%	1/15/27	80	85
Spirit Realty LP	4.000%	7/15/29	60	67
Spirit Realty LP	3.400%	1/15/30	80	86
STORE Capital Corp.	4.500%	3/15/28	75	85
STORE Capital Corp.	4.625%	3/15/29	100	115
Tanger Properties LP	3.125%	9/1/26	175	180
Tanger Properties LP	3.875%	7/15/27	50	52
UDR Inc.	2.950%	9/1/26	150	165
UDR Inc.	3.500%	7/1/27	150	168
UDR Inc.	3.500%	1/15/28	250	280
UDR Inc.	3.200%	1/15/30	60	67
UDR Inc.	3.000%	8/15/31	65	72
UDR Inc.	1.900%	3/15/33	200	199
UDR Inc.	3.100%	11/1/34	65	73
Ventas Realty LP	3.125%	6/15/23	175	185
Ventas Realty LP	3.500%	4/15/24	75	82
Ventas Realty LP	3.750%	5/1/24	200	218
Ventas Realty LP	2.650%	1/15/25	75	80
Ventas Realty LP	4.125%	1/15/26	75	86
Ventas Realty LP	3.250%	10/15/26	75	83
Ventas Realty LP	3.850%	4/1/27	50	56
Ventas Realty LP	4.000%	3/1/28	125	142
Ventas Realty LP	3.000%	1/15/30	100	107
Ventas Realty LP	4.750%	11/15/30	580	708
Ventas Realty LP	5.700%	9/30/43	75	97
Ventas Realty LP	4.375%	2/1/45	60	66
Ventas Realty LP	4.875%	4/15/49	80	99
VEREIT Operating Partnership LP	4.600%	2/6/24	75	82
VEREIT Operating Partnership LP	4.625%	11/1/25	75	86

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
VEREIT Operating Partnership LP	3.950%	8/15/27	450	508
VEREIT Operating Partnership LP	3.100%	12/15/29	150	162
Vornado Realty LP	3.500%	1/15/25	100	106
Washington REIT	3.950%	10/15/22	75	77
Weingarten Realty Investors	3.375%	10/15/22	50	52
Weingarten Realty Investors	3.500%	4/15/23	100	104
Welltower Inc.	3.625%	3/15/24	195	213
Welltower Inc.	4.000%	6/1/25	380	429
Welltower Inc.	4.250%	4/1/26	150	175
Welltower Inc.	2.700%	2/15/27	300	330
Welltower Inc.	4.250%	4/15/28	125	145
Welltower Inc.	4.125%	3/15/29	250	290
Welltower Inc.	2.750%	1/15/31	250	266
Welltower Inc.	6.500%	3/15/41	25	35
Welltower Inc.	4.950%	9/1/48	75	97
Weyerhaeuser Co.	8.500%	1/15/25	50	64
Weyerhaeuser Co.	4.000%	11/15/29	150	176
Weyerhaeuser Co.	4.000%	4/15/30	200	236
Weyerhaeuser Co.	7.375%	3/15/32	100	150
Weyerhaeuser Co.	6.875%	12/15/33	50	71
WP Carey Inc.	4.600%	4/1/24	125	139
WP Carey Inc.	4.000%	2/1/25	50	55
WP Carey Inc.	4.250%	10/1/26	75	86
WP Carey Inc.	3.850%	7/15/29	50	57
				51,050
Technology (2.7%)
Adobe Inc.	1.700%	2/1/23	100	103
Adobe Inc.	1.900%	2/1/25	20	21
Adobe Inc.	3.250%	2/1/25	175	193
Adobe Inc.	2.150%	2/1/27	180	194
Adobe Inc.	2.300%	2/1/30	260	280
Altera Corp.	4.100%	11/15/23	75	83
Amdocs Ltd.	2.538%	6/15/30	200	210
Analog Devices Inc.	2.875%	6/1/23	450	473
Analog Devices Inc.	3.125%	12/5/23	75	81
Analog Devices Inc.	2.950%	4/1/25	85	93
Analog Devices Inc.	3.500%	12/5/26	200	227
Apple Inc.	2.150%	2/9/22	225	230
Apple Inc.	2.500%	2/9/22	300	307
Apple Inc.	2.300%	5/11/22	200	205
Apple Inc.	2.700%	5/13/22	250	258
Apple Inc.	2.100%	9/12/22	200	206
Apple Inc.	2.850%	2/23/23	342	359
Apple Inc.	2.400%	5/3/23	865	907
Apple Inc.	0.750%	5/11/23	400	405
Apple Inc.	3.000%	2/9/24	325	350
Apple Inc.	3.450%	5/6/24	75	83
Apple Inc.	2.850%	5/11/24	1,243	1,340
Apple Inc.	1.800%	9/11/24	150	157
Apple Inc.	2.750%	1/13/25	575	623
Apple Inc.	1.125%	5/11/25	900	924
Apple Inc.	0.550%	8/20/25	500	501
Apple Inc.	3.250%	2/23/26	705	791
Apple Inc.	2.450%	8/4/26	1,450	1,580
Apple Inc.	3.200%	5/11/27	775	877
Apple Inc.	2.900%	9/12/27	655	733
Apple Inc.	2.200%	9/11/29	350	377
Apple Inc.	1.250%	8/20/30	500	499
Apple Inc.	4.500%	2/23/36	225	302
Apple Inc.	3.850%	5/4/43	450	571
Apple Inc.	4.450%	5/6/44	200	274
Apple Inc.	3.450%	2/9/45	225	272
Apple Inc.	4.375%	5/13/45	500	684
Apple Inc.	4.650%	2/23/46	910	1,305
Apple Inc.	3.850%	8/4/46	375	482
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Apple Inc.	4.250%	2/9/47	200	272
Apple Inc.	3.750%	9/12/47	525	656
Apple Inc.	3.750%	11/13/47	450	568
Apple Inc.	2.650%	5/11/50	515	545
Apple Inc.	2.400%	8/20/50	500	511
Apple Inc.	2.550%	8/20/60	500	512
Applied Materials Inc.	3.900%	10/1/25	145	166
Applied Materials Inc.	3.300%	4/1/27	225	256
Applied Materials Inc.	1.750%	6/1/30	200	207
Applied Materials Inc.	5.100%	10/1/35	100	139
Applied Materials Inc.	5.850%	6/15/41	125	197
Applied Materials Inc.	4.350%	4/1/47	175	242
Applied Materials Inc.	2.750%	6/1/50	200	217
Arrow Electronics Inc.	3.500%	4/1/22	75	77
Arrow Electronics Inc.	4.500%	3/1/23	50	54
Arrow Electronics Inc.	3.250%	9/8/24	171	184
Arrow Electronics Inc.	4.000%	4/1/25	50	55
Arrow Electronics Inc.	3.875%	1/12/28	100	113
Autodesk Inc.	3.600%	12/15/22	25	26
Autodesk Inc.	4.375%	6/15/25	100	114
Autodesk Inc.	3.500%	6/15/27	75	85
Autodesk Inc.	2.850%	1/15/30	75	83
Automatic Data Processing Inc.	3.375%	9/15/25	200	225
Automatic Data Processing Inc.	1.250%	9/1/30	400	395
Avnet Inc.	4.875%	12/1/22	170	181
Avnet Inc.	4.625%	4/15/26	100	113
Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	250	260
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	450	486
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	480	518
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	925	1,040
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	200	220
Broadcom Inc.	3.125%	10/15/22	250	261
Broadcom Inc.	2.250%	11/15/23	200	209
Broadcom Inc.	3.625%	10/15/24	186	204
Broadcom Inc.	4.700%	4/15/25	500	573
Broadcom Inc.	3.150%	11/15/25	450	491
Broadcom Inc.	4.250%	4/15/26	500	569
Broadcom Inc.	3.459%	9/15/26	661	731
Broadcom Inc.	4.110%	9/15/28	428	487
Broadcom Inc.	4.750%	4/15/29	545	651
Broadcom Inc.	5.000%	4/15/30	500	605
Broadcom Inc.	4.150%	11/15/30	600	693
Broadcom Inc.	4.300%	11/15/32	400	472
Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	113
Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	82
Cadence Design Systems Inc.	4.375%	10/15/24	100	112
Cisco Systems Inc.	3.000%	6/15/22	125	130
Cisco Systems Inc.	2.200%	9/20/23	150	157
Cisco Systems Inc.	3.625%	3/4/24	875	962
Cisco Systems Inc.	2.950%	2/28/26	100	111
Cisco Systems Inc.	2.500%	9/20/26	225	247
Cisco Systems Inc.	5.500%	1/15/40	800	1,198
Citrix Systems Inc.	4.500%	12/1/27	50	58
Citrix Systems Inc.	3.300%	3/1/30	75	83
Corning Inc.	2.900%	5/15/22	175	180
Corning Inc.	4.700%	3/15/37	275	330

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Corning Inc.	5.750%	8/15/40	195	261
	Corning Inc.	3.900%	11/15/49	100	121
	Corning Inc.	4.375%	11/15/57	350	432
[5]	Dell International LLC / EMC Corp.	5.450%	6/15/23	700	773
[5]	Dell International LLC / EMC Corp.	4.000%	7/15/24	100	110
[5]	Dell International LLC / EMC Corp.	5.850%	7/15/25	200	240
[5]	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,075	1,310
[5]	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	295
[5]	Dell International LLC / EMC Corp.	6.100%	7/15/27	100	124
[5]	Dell International LLC / EMC Corp.	5.300%	10/1/29	325	398
[5]	Dell International LLC / EMC Corp.	6.200%	7/15/30	150	195
[5]	Dell International LLC / EMC Corp.	8.100%	7/15/36	320	471
[5]	Dell International LLC / EMC Corp.	8.350%	7/15/46	425	643
	DXC Technology Co.	4.000%	4/15/23	50	53
	DXC Technology Co.	4.250%	4/15/24	250	273
	DXC Technology Co.	4.125%	4/15/25	100	110
	Equifax Inc.	3.950%	6/15/23	50	54
	Equifax Inc.	2.600%	12/1/24	75	80
	Equifax Inc.	2.600%	12/15/25	100	108
	Equifax Inc.	3.100%	5/15/30	120	133
	Fidelity National Information Services Inc.	3.500%	4/15/23	143	152
	Fidelity National Information Services Inc.	3.875%	6/5/24	150	165
	Fidelity National Information Services Inc.	3.000%	8/15/26	414	461
	Fidelity National Information Services Inc.	3.750%	5/21/29	200	234
	Fiserv Inc.	3.800%	10/1/23	200	218
	Fiserv Inc.	2.750%	7/1/24	400	429
	Fiserv Inc.	3.850%	6/1/25	400	452
	Fiserv Inc.	3.200%	7/1/26	200	224
	Fiserv Inc.	2.250%	6/1/27	300	319
	Fiserv Inc.	4.200%	10/1/28	200	237
	Fiserv Inc.	3.500%	7/1/29	800	913
	Fiserv Inc.	2.650%	6/1/30	200	216
	Fiserv Inc.	4.400%	7/1/49	415	556
	Flex Ltd.	4.750%	6/15/25	26	30
	Flex Ltd.	4.875%	6/15/29	50	59
	FLIR Systems Inc.	2.500%	8/1/30	100	105
	Global Payments Inc.	3.750%	6/1/23	250	268
	Global Payments Inc.	4.000%	6/1/23	100	108
	Global Payments Inc.	2.650%	2/15/25	337	361
	Global Payments Inc.	4.800%	4/1/26	150	178
	Global Payments Inc.	3.200%	8/15/29	310	344
	Global Payments Inc.	2.900%	5/15/30	200	217
	Global Payments Inc.	4.150%	8/15/49	200	245
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	350	372
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	200	208
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	300	330
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	150	154
	Hewlett Packard Enterprise Co.	4.650%	10/1/24	200	227
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	585
Hewlett Packard Enterprise Co.	1.750%	4/1/26	150	155
Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	193
Hewlett Packard Enterprise Co.	6.350%	10/15/45	375	495
HP Inc.	4.050%	9/15/22	100	106
HP Inc.	2.200%	6/17/25	300	318
HP Inc.	3.000%	6/17/27	350	386
HP Inc.	3.400%	6/17/30	500	554
HP Inc.	6.000%	9/15/41	100	130
IBM Credit LLC	2.200%	9/8/22	100	103
IBM Credit LLC	3.000%	2/6/23	150	158
IHS Markit Ltd.	3.625%	5/1/24	100	109
IHS Markit Ltd.	4.750%	8/1/28	140	172
IHS Markit Ltd.	4.250%	5/1/29	100	120
Intel Corp.	3.100%	7/29/22	175	183
Intel Corp.	2.700%	12/15/22	404	423
Intel Corp.	2.875%	5/11/24	1,050	1,130
Intel Corp.	3.400%	3/25/25	300	332
Intel Corp.	3.700%	7/29/25	450	507
Intel Corp.	2.600%	5/19/26	210	229
Intel Corp.	3.750%	3/25/27	400	463
Intel Corp.	2.450%	11/15/29	375	404
Intel Corp.	3.900%	3/25/30	345	413
Intel Corp.	4.000%	12/15/32	150	185
Intel Corp.	4.600%	3/25/40	150	197
Intel Corp.	4.800%	10/1/41	162	220
Intel Corp.	4.250%	12/15/42	150	192
Intel Corp.	4.100%	5/19/46	250	319
Intel Corp.	4.100%	5/11/47	200	255
Intel Corp.	3.734%	12/8/47	674	807
Intel Corp.	3.250%	11/15/49	300	335
Intel Corp.	4.750%	3/25/50	400	558
Intel Corp.	3.100%	2/15/60	200	216
Intel Corp.	4.950%	3/25/60	155	229
International Business Machines Corp.	2.850%	5/13/22	500	518
International Business Machines Corp.	1.875%	8/1/22	675	692
International Business Machines Corp.	2.875%	11/9/22	240	252
International Business Machines Corp.	3.375%	8/1/23	450	485
International Business Machines Corp.	3.625%	2/12/24	450	493
International Business Machines Corp.	3.000%	5/15/24	600	649
International Business Machines Corp.	7.000%	10/30/25	300	388
International Business Machines Corp.	3.450%	2/19/26	285	322
International Business Machines Corp.	3.300%	5/15/26	700	790
International Business Machines Corp.	1.700%	5/15/27	265	275
International Business Machines Corp.	6.220%	8/1/27	75	98
International Business Machines Corp.	6.500%	1/15/28	75	100
International Business Machines Corp.	3.500%	5/15/29	750	867
International Business Machines Corp.	1.950%	5/15/30	265	272
International Business Machines Corp.	4.150%	5/15/39	400	505
International Business Machines Corp.	5.600%	11/30/39	148	216

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	International Business Machines Corp.	2.850%	5/15/40	265	282
	International Business Machines Corp.	4.000%	6/20/42	358	442
	International Business Machines Corp.	4.250%	5/15/49	500	652
	International Business Machines Corp.	2.950%	5/15/50	265	282
	Intuit Inc.	0.650%	7/15/23	100	101
	Intuit Inc.	0.950%	7/15/25	100	101
	Intuit Inc.	1.350%	7/15/27	100	102
	Intuit Inc.	1.650%	7/15/30	100	103
	Jabil Inc.	3.950%	1/12/28	100	113
	Jabil Inc.	3.600%	1/15/30	100	111
	Jabil Inc.	3.000%	1/15/31	150	160
	Juniper Networks Inc.	3.750%	8/15/29	500	572
	Juniper Networks Inc.	5.950%	3/15/41	25	33
	KLA Corp.	4.650%	11/1/24	250	284
	KLA Corp.	4.100%	3/15/29	150	179
	KLA Corp.	5.000%	3/15/49	75	104
	KLA Corp.	3.300%	3/1/50	50	56
	Lam Research Corp.	3.800%	3/15/25	145	162
	Lam Research Corp.	3.750%	3/15/26	150	172
	Lam Research Corp.	4.000%	3/15/29	200	239
	Lam Research Corp.	1.900%	6/15/30	250	259
	Lam Research Corp.	4.875%	3/15/49	125	181
	Lam Research Corp.	2.875%	6/15/50	150	161
	Lam Research Corp.	3.125%	6/15/60	100	111
[5]	Leidos Inc.	2.950%	5/15/23	95	100
[5]	Leidos Inc.	3.625%	5/15/25	100	112
[5]	Leidos Inc.	4.375%	5/15/30	150	179
[5]	Leidos Inc.	2.300%	2/15/31	200	204
	Marvell Technology Group Ltd.	4.200%	6/22/23	100	108
	Marvell Technology Group Ltd.	4.875%	6/22/28	100	118
	Mastercard Inc.	3.375%	4/1/24	300	328
	Mastercard Inc.	2.000%	3/3/25	400	424
	Mastercard Inc.	2.950%	11/21/26	100	112
	Mastercard Inc.	3.300%	3/26/27	200	228
	Mastercard Inc.	2.950%	6/1/29	275	309
	Mastercard Inc.	3.350%	3/26/30	300	349
	Mastercard Inc.	3.950%	2/26/48	100	129
	Mastercard Inc.	3.650%	6/1/49	250	309
	Mastercard Inc.	3.850%	3/26/50	400	514
	Maxim Integrated Products Inc.	3.375%	3/15/23	75	79
	Maxim Integrated Products Inc.	3.450%	6/15/27	100	112
	Microchip Technology Inc.	4.333%	6/1/23	100	108
	Micron Technology Inc.	4.640%	2/6/24	50	56
	Micron Technology Inc.	4.975%	2/6/26	100	118
	Micron Technology Inc.	4.185%	2/15/27	200	237
	Micron Technology Inc.	5.327%	2/6/29	150	187
	Micron Technology Inc.	4.663%	2/15/30	100	122
	Microsoft Corp.	2.400%	2/6/22	620	634
	Microsoft Corp.	2.375%	2/12/22	450	460
	Microsoft Corp.	2.650%	11/3/22	200	208
	Microsoft Corp.	2.375%	5/1/23	75	78
	Microsoft Corp.	2.000%	8/8/23	300	313
	Microsoft Corp.	2.875%	2/6/24	500	537
	Microsoft Corp.	3.125%	11/3/25	1,132	1,265
	Microsoft Corp.	2.400%	8/8/26	805	877
	Microsoft Corp.	3.300%	2/6/27	675	768
	Microsoft Corp.	3.500%	2/12/35	325	399
	Microsoft Corp.	4.200%	11/3/35	375	492
	Microsoft Corp.	3.450%	8/8/36	425	523
	Microsoft Corp.	4.100%	2/6/37	500	652
	Microsoft Corp.	3.500%	11/15/42	330	403
	Microsoft Corp.	3.700%	8/8/46	1,635	2,062
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Microsoft Corp.	4.250%	2/6/47	300	424
	Microsoft Corp.	2.525%	6/1/50	1,478	1,553
	Microsoft Corp.	4.000%	2/12/55	525	720
	Microsoft Corp.	3.950%	8/8/56	331	447
	Microsoft Corp.	2.675%	6/1/60	594	641
	Moody's Corp.	4.500%	9/1/22	100	106
	Moody's Corp.	4.875%	2/15/24	250	280
	Moody's Corp.	3.250%	1/15/28	200	225
	Moody's Corp.	4.875%	12/17/48	125	169
	Moody's Corp.	3.250%	5/20/50	100	109
	Moody's Corp.	2.550%	8/18/60	300	281
	Motorola Solutions Inc.	4.000%	9/1/24	240	268
	Motorola Solutions Inc.	4.600%	2/23/28	125	151
	Motorola Solutions Inc.	5.500%	9/1/44	75	95
	NetApp Inc.	3.300%	9/29/24	75	82
	NetApp Inc.	1.875%	6/22/25	150	157
	NetApp Inc.	2.375%	6/22/27	100	107
	NetApp Inc.	2.700%	6/22/30	200	215
	NVIDIA Corp.	3.200%	9/16/26	200	226
	NVIDIA Corp.	2.850%	4/1/30	300	336
	NVIDIA Corp.	3.500%	4/1/40	200	240
	NVIDIA Corp.	3.500%	4/1/50	605	730
	NVIDIA Corp.	3.700%	4/1/60	113	143
[5]	NXP BV / NXP Funding LLC	4.875%	3/1/24	200	225
[5]	NXP BV / NXP Funding LLC	5.350%	3/1/26	100	121
[5]	NXP BV / NXP Funding LLC	5.550%	12/1/28	175	223
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	536
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	200	226
	Oracle Corp.	2.500%	5/15/22	250	257
	Oracle Corp.	2.400%	9/15/23	750	788
	Oracle Corp.	3.400%	7/8/24	450	492
	Oracle Corp.	2.950%	11/15/24	425	461
	Oracle Corp.	2.500%	4/1/25	919	987
	Oracle Corp.	2.650%	7/15/26	2,361	2,581
	Oracle Corp.	2.800%	4/1/27	500	550
	Oracle Corp.	2.950%	4/1/30	750	836
	Oracle Corp.	4.300%	7/8/34	325	409
	Oracle Corp.	3.900%	5/15/35	150	183
	Oracle Corp.	3.850%	7/15/36	250	301
	Oracle Corp.	3.800%	11/15/37	525	628
	Oracle Corp.	6.125%	7/8/39	150	230
	Oracle Corp.	3.600%	4/1/40	605	708
	Oracle Corp.	5.375%	7/15/40	700	999
	Oracle Corp.	4.500%	7/8/44	250	325
	Oracle Corp.	4.125%	5/15/45	425	524
	Oracle Corp.	4.000%	7/15/46	575	703
	Oracle Corp.	4.000%	11/15/47	475	583
	Oracle Corp.	3.600%	4/1/50	1,120	1,304
	Oracle Corp.	4.375%	5/15/55	150	197
	Oracle Corp.	3.850%	4/1/60	700	853
	PayPal Holdings Inc.	2.200%	9/26/22	200	207
	PayPal Holdings Inc.	1.350%	6/1/23	200	205
	PayPal Holdings Inc.	2.400%	10/1/24	100	107
	PayPal Holdings Inc.	1.650%	6/1/25	200	209
	PayPal Holdings Inc.	2.650%	10/1/26	300	329
	PayPal Holdings Inc.	2.850%	10/1/29	400	444
	PayPal Holdings Inc.	2.300%	6/1/30	200	214
	PayPal Holdings Inc.	3.250%	6/1/50	310	355
	QUALCOMM Inc.	3.000%	5/20/22	100	104
	QUALCOMM Inc.	2.600%	1/30/23	90	94
	QUALCOMM Inc.	2.900%	5/20/24	172	185
	QUALCOMM Inc.	3.450%	5/20/25	200	223
	QUALCOMM Inc.	3.250%	5/20/27	400	453

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	QUALCOMM Inc.	1.300%	5/20/28	378	380
[5]	QUALCOMM Inc.	1.650%	5/20/32	414	413
	QUALCOMM Inc.	4.650%	5/20/35	200	267
	QUALCOMM Inc.	4.800%	5/20/45	275	388
	QUALCOMM Inc.	4.300%	5/20/47	350	474
	QUALCOMM Inc.	3.250%	5/20/50	200	232
	RELX Capital Inc.	3.500%	3/16/23	125	133
	RELX Capital Inc.	4.000%	3/18/29	100	118
	RELX Capital Inc.	3.000%	5/22/30	150	167
	S&P Global Inc.	4.000%	6/15/25	149	169
	S&P Global Inc.	2.500%	12/1/29	125	136
	S&P Global Inc.	1.250%	8/15/30	400	396
	S&P Global Inc.	3.250%	12/1/49	150	175
	S&P Global Inc.	2.300%	8/15/60	100	94
	salesforce.com Inc.	3.250%	4/11/23	200	213
	salesforce.com Inc.	3.700%	4/11/28	325	382
	ServiceNow Inc.	1.400%	9/1/30	500	487
	Texas Instruments Inc.	1.850%	5/15/22	100	102
	Texas Instruments Inc.	2.625%	5/15/24	25	27
	Texas Instruments Inc.	1.375%	3/12/25	200	207
	Texas Instruments Inc.	2.900%	11/3/27	94	105
	Texas Instruments Inc.	2.250%	9/4/29	100	107
	Texas Instruments Inc.	1.750%	5/4/30	210	216
	Texas Instruments Inc.	3.875%	3/15/39	142	177
	Texas Instruments Inc.	4.150%	5/15/48	400	532
	Thomson Reuters Corp.	5.500%	8/15/35	75	100
	Thomson Reuters Corp.	5.850%	4/15/40	100	138
	Thomson Reuters Corp.	5.650%	11/23/43	100	135
	Verisk Analytics Inc.	4.125%	9/12/22	275	290
	Verisk Analytics Inc.	4.000%	6/15/25	150	170
	Verisk Analytics Inc.	4.125%	3/15/29	400	478
	Verisk Analytics Inc.	5.500%	6/15/45	50	71
	Verisk Analytics Inc.	3.625%	5/15/50	100	116
	Visa Inc.	2.150%	9/15/22	100	103
	Visa Inc.	2.800%	12/14/22	550	575
	Visa Inc.	3.150%	12/14/25	925	1,037
	Visa Inc.	1.900%	4/15/27	200	212
	Visa Inc.	0.750%	8/15/27	500	498
	Visa Inc.	2.750%	9/15/27	150	167
	Visa Inc.	1.100%	2/15/31	400	392
	Visa Inc.	4.150%	12/14/35	325	421
	Visa Inc.	2.700%	4/15/40	200	218
	Visa Inc.	4.300%	12/14/45	725	990
	Visa Inc.	3.650%	9/15/47	100	125
	Visa Inc.	2.000%	8/15/50	500	472
	VMware Inc.	2.950%	8/21/22	300	311
	VMware Inc.	4.500%	5/15/25	200	228
	VMware Inc.	4.650%	5/15/27	100	117
	VMware Inc.	3.900%	8/21/27	300	338
	VMware Inc.	4.700%	5/15/30	900	1,082
	Western Union Co.	3.600%	3/15/22	100	103
	Western Union Co.	2.850%	1/10/25	108	116
	Western Union Co.	6.200%	11/17/36	100	126
	Western Union Co.	6.200%	6/21/40	35	43
	Xilinx Inc.	2.950%	6/1/24	150	161
	Xilinx Inc.	2.375%	6/1/30	200	209
					129,933
Utilities (2.4%)
	AEP Texas Inc.	2.400%	10/1/22	75	77
	AEP Texas Inc.	3.950%	6/1/28	100	117
	AEP Texas Inc.	2.100%	7/1/30	200	209
	AEP Texas Inc.	3.800%	10/1/47	50	59
	AEP Texas Inc.	3.450%	1/15/50	50	57
	AEP Transmission Co. LLC	4.000%	12/1/46	75	94
	AEP Transmission Co. LLC	3.750%	12/1/47	100	121
	AEP Transmission Co. LLC	3.800%	6/15/49	70	85
	AEP Transmission Co. LLC	3.150%	9/15/49	70	77
[5]	AES Corp.	1.375%	1/15/26	300	302
[5]	AES Corp.	2.450%	1/15/31	300	304
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Alabama Power Co.	1.450%	9/15/30	500	503
Alabama Power Co.	6.125%	5/15/38	50	75
Alabama Power Co.	3.850%	12/1/42	25	31
Alabama Power Co.	4.150%	8/15/44	75	95
Alabama Power Co.	3.750%	3/1/45	150	180
Alabama Power Co.	4.300%	1/2/46	250	329
Alabama Power Co.	3.700%	12/1/47	100	122
Alabama Power Co.	4.300%	7/15/48	100	133
Alabama Power Co.	3.450%	10/1/49	550	649
Ameren Corp.	2.500%	9/15/24	100	106
Ameren Corp.	3.650%	2/15/26	80	90
Ameren Corp.	3.500%	1/15/31	100	115
Ameren Illinois Co.	2.700%	9/1/22	250	258
Ameren Illinois Co.	3.800%	5/15/28	75	87
Ameren Illinois Co.	3.700%	12/1/47	150	183
Ameren Illinois Co.	3.250%	3/15/50	60	69
American Electric Power Co. Inc.	3.650%	12/1/21	100	103
American Electric Power Co. Inc.	2.950%	12/15/22	25	26
American Electric Power Co. Inc.	3.200%	11/13/27	75	84
American Electric Power Co. Inc.	4.300%	12/1/28	150	178
American Water Capital Corp.	3.400%	3/1/25	125	138
American Water Capital Corp.	2.950%	9/1/27	325	358
American Water Capital Corp.	3.450%	6/1/29	125	143
American Water Capital Corp.	2.800%	5/1/30	100	110
American Water Capital Corp.	6.593%	10/15/37	150	232
American Water Capital Corp.	4.300%	9/1/45	100	129
American Water Capital Corp.	3.750%	9/1/47	200	244
American Water Capital Corp.	4.200%	9/1/48	100	130
American Water Capital Corp.	4.150%	6/1/49	125	164
American Water Capital Corp.	3.450%	5/1/50	100	119
Appalachian Power Co.	3.300%	6/1/27	500	558
Appalachian Power Co.	4.500%	3/1/49	425	561
Appalachian Power Co.	3.700%	5/1/50	100	120
Arizona Public Service Co.	3.150%	5/15/25	100	110
Arizona Public Service Co.	2.950%	9/15/27	50	55
Arizona Public Service Co.	4.500%	4/1/42	25	32
Arizona Public Service Co.	4.350%	11/15/45	125	160
Arizona Public Service Co.	3.750%	5/15/46	125	153
Arizona Public Service Co.	4.250%	3/1/49	100	130
Arizona Public Service Co.	3.500%	12/1/49	60	70
Atmos Energy Corp.	3.000%	6/15/27	100	111
Atmos Energy Corp.	2.625%	9/15/29	50	55
Atmos Energy Corp.	5.500%	6/15/41	200	287
Atmos Energy Corp.	4.150%	1/15/43	100	125
Atmos Energy Corp.	4.125%	10/15/44	50	63
Atmos Energy Corp.	3.375%	9/15/49	400	464
Avangrid Inc.	3.150%	12/1/24	230	251
Avangrid Inc.	3.800%	6/1/29	195	224
Avista Corp.	4.350%	6/1/48	75	95
Baltimore Gas and Electric Co.	2.400%	8/15/26	50	54
Baltimore Gas and Electric Co.	3.500%	8/15/46	100	115
Baltimore Gas and Electric Co.	3.750%	8/15/47	250	306
Baltimore Gas and Electric Co.	4.250%	9/15/48	50	65

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baltimore Gas and Electric Co.	3.200%	9/15/49	80	89
	Baltimore Gas and Electric Co.	2.900%	6/15/50	100	108
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	131
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	108
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	110
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	142
[5]	Berkshire Hathaway Energy Co.	3.700%	7/15/30	700	826
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	147
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	325
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	206
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	189
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	60
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	266
[5]	Berkshire Hathaway Energy Co.	4.250%	10/15/50	200	256
	Black Hills Corp.	4.250%	11/30/23	100	110
	Black Hills Corp.	3.950%	1/15/26	75	84
	Black Hills Corp.	3.150%	1/15/27	75	81
	Black Hills Corp.	3.050%	10/15/29	70	76
	Black Hills Corp.	4.350%	5/1/33	75	91
	Black Hills Corp.	4.200%	9/15/46	50	61
	Black Hills Corp.	3.875%	10/15/49	70	82
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	324
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	74
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	96
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	199
	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	100	109
	CenterPoint Energy Inc.	2.500%	9/1/22	100	103
	CenterPoint Energy Inc.	3.850%	2/1/24	325	355
	CenterPoint Energy Inc.	2.500%	9/1/24	100	106
	CenterPoint Energy Inc.	4.250%	11/1/28	75	89
	CenterPoint Energy Inc.	2.950%	3/1/30	80	87
	CenterPoint Energy Inc.	3.700%	9/1/49	50	58
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	50	53
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	117
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	348
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	61
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	110
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	146
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	259
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	91
	CMS Energy Corp.	3.000%	5/15/26	75	83
	CMS Energy Corp.	3.450%	8/15/27	50	56
	CMS Energy Corp.	4.875%	3/1/44	75	99
	CMS Energy Corp.	4.750%	6/1/50	100	113
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Commonwealth Edison Co.	2.950%	8/15/27	75	83
Commonwealth Edison Co.	2.200%	3/1/30	50	54
Commonwealth Edison Co.	5.900%	3/15/36	150	216
Commonwealth Edison Co.	6.450%	1/15/38	175	268
Commonwealth Edison Co.	4.600%	8/15/43	75	99
Commonwealth Edison Co.	4.700%	1/15/44	175	234
Commonwealth Edison Co.	3.700%	3/1/45	75	88
Commonwealth Edison Co.	3.650%	6/15/46	175	207
Commonwealth Edison Co.	3.750%	8/15/47	100	120
Commonwealth Edison Co.	4.000%	3/1/48	150	189
Commonwealth Edison Co.	4.000%	3/1/49	125	159
Commonwealth Edison Co.	3.000%	3/1/50	200	218
Connecticut Light and Power Co.	2.500%	1/15/23	125	130
Connecticut Light and Power Co.	0.750%	12/1/25	500	502
Connecticut Light and Power Co.	3.200%	3/15/27	50	56
Connecticut Light and Power Co.	4.300%	4/15/44	150	195
Connecticut Light and Power Co.	4.000%	4/1/48	160	207
Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	600	687
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	263
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	381
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	107
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	147
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	250
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	484
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	168
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	88
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	493
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	250	305
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	92
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	157
Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	500	509
Consumers Energy Co.	3.375%	8/15/23	275	295
Consumers Energy Co.	3.800%	11/15/28	75	88
Consumers Energy Co.	3.950%	5/15/43	75	94
Consumers Energy Co.	3.250%	8/15/46	50	57
Consumers Energy Co.	3.950%	7/15/47	50	64
Consumers Energy Co.	4.050%	5/15/48	125	164
Consumers Energy Co.	4.350%	4/15/49	80	110
Consumers Energy Co.	3.100%	8/15/50	80	92
Consumers Energy Co.	3.500%	8/1/51	400	493
Consumers Energy Co.	2.500%	5/1/60	100	100

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Delmarva Power & Light Co.	3.500%	11/15/23	25	27
Delmarva Power & Light Co.	4.150%	5/15/45	100	124
Dominion Energy Inc.	3.071%	8/15/24	75	81
Dominion Energy Inc.	3.900%	10/1/25	125	143
Dominion Energy Inc.	2.850%	8/15/26	125	138
Dominion Energy Inc.	4.250%	6/1/28	125	149
Dominion Energy Inc.	3.375%	4/1/30	125	142
Dominion Energy Inc.	6.300%	3/15/33	75	106
Dominion Energy Inc.	5.950%	6/15/35	225	314
Dominion Energy Inc.	4.900%	8/1/41	280	365
Dominion Energy Inc.	4.050%	9/15/42	300	359
Dominion Energy Inc.	4.600%	3/15/49	200	266
Dominion Energy Inc.	5.750%	10/1/54	100	111
Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	72
Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	185
Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	107
Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	100
DTE Electric Co.	3.650%	3/15/24	250	272
DTE Electric Co.	3.375%	3/1/25	150	166
DTE Electric Co.	2.250%	3/1/30	200	214
DTE Electric Co.	2.625%	3/1/31	100	110
DTE Electric Co.	4.000%	4/1/43	225	279
DTE Electric Co.	3.700%	6/1/46	50	61
DTE Electric Co.	3.750%	8/15/47	100	124
DTE Electric Co.	3.950%	3/1/49	128	166
DTE Electric Co.	2.950%	3/1/50	150	168
DTE Energy Co.	2.600%	6/15/22	50	52
DTE Energy Co.	2.250%	11/1/22	400	413
DTE Energy Co.	3.700%	8/1/23	125	135
DTE Energy Co.	2.529%	10/1/24	100	107
DTE Energy Co.	1.050%	6/1/25	500	505
DTE Energy Co.	2.850%	10/1/26	300	329
DTE Energy Co.	3.800%	3/15/27	175	201
DTE Energy Co.	3.400%	6/15/29	100	113
DTE Energy Co.	2.950%	3/1/30	60	66
DTE Energy Co.	6.375%	4/15/33	75	107
Duke Energy Carolinas LLC	2.500%	3/15/23	100	104
Duke Energy Carolinas LLC	3.050%	3/15/23	100	106
Duke Energy Carolinas LLC	2.950%	12/1/26	100	112
Duke Energy Carolinas LLC	3.950%	11/15/28	125	148
Duke Energy Carolinas LLC	6.000%	12/1/28	125	162
Duke Energy Carolinas LLC	2.450%	8/15/29	200	215
Duke Energy Carolinas LLC	2.450%	2/1/30	100	108
Duke Energy Carolinas LLC	6.100%	6/1/37	100	147
Duke Energy Carolinas LLC	6.000%	1/15/38	25	37
Duke Energy Carolinas LLC	6.050%	4/15/38	25	38
Duke Energy Carolinas LLC	5.300%	2/15/40	150	213
Duke Energy Carolinas LLC	4.000%	9/30/42	175	216
Duke Energy Carolinas LLC	3.875%	3/15/46	100	123
Duke Energy Carolinas LLC	3.700%	12/1/47	100	121
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Carolinas LLC	3.950%	3/15/48	300	373
	Duke Energy Carolinas LLC	3.200%	8/15/49	400	455
	Duke Energy Corp.	2.400%	8/15/22	200	206
	Duke Energy Corp.	3.050%	8/15/22	275	285
	Duke Energy Corp.	3.750%	4/15/24	325	358
	Duke Energy Corp.	2.650%	9/1/26	80	87
	Duke Energy Corp.	3.150%	8/15/27	300	334
	Duke Energy Corp.	2.450%	6/1/30	100	106
	Duke Energy Corp.	4.800%	12/15/45	125	165
	Duke Energy Corp.	3.750%	9/1/46	405	471
	Duke Energy Corp.	4.200%	6/15/49	400	508
	Duke Energy Florida LLC	3.800%	7/15/28	100	117
	Duke Energy Florida LLC	2.500%	12/1/29	425	462
	Duke Energy Florida LLC	1.750%	6/15/30	100	102
	Duke Energy Florida LLC	6.350%	9/15/37	225	342
	Duke Energy Florida LLC	6.400%	6/15/38	200	309
	Duke Energy Florida LLC	3.850%	11/15/42	200	237
	Duke Energy Florida LLC	3.400%	10/1/46	100	114
	Duke Energy Florida LLC	4.200%	7/15/48	200	259
[2]	Duke Energy Florida Project Finance LLC	1.731%	9/1/24	36	36
[2]	Duke Energy Florida Project Finance LLC	2.538%	9/1/31	100	108
	Duke Energy Indiana LLC	6.350%	8/15/38	740	1,133
	Duke Energy Indiana LLC	3.750%	5/15/46	225	269
	Duke Energy Ohio Inc.	2.125%	6/1/30	100	105
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	29
	Duke Energy Progress LLC	2.800%	5/15/22	100	103
	Duke Energy Progress LLC	3.375%	9/1/23	25	27
	Duke Energy Progress LLC	3.700%	9/1/28	175	203
	Duke Energy Progress LLC	3.450%	3/15/29	125	143
	Duke Energy Progress LLC	4.375%	3/30/44	300	385
	Duke Energy Progress LLC	4.150%	12/1/44	100	127
	Duke Energy Progress LLC	3.700%	10/15/46	50	60
	Duke Energy Progress LLC	3.600%	9/15/47	100	120
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	100	107
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	200	221
	Eastern Energy Gas Holdings LLC	3.000%	11/15/29	100	110
	Eastern Energy Gas Holdings LLC	4.600%	12/15/44	200	253
	Edison International	2.400%	9/15/22	125	128
	Edison International	3.125%	11/15/22	80	83
	Edison International	2.950%	3/15/23	200	208
	Edison International	5.750%	6/15/27	25	30
	El Paso Electric Co.	6.000%	5/15/35	50	69
	El Paso Electric Co.	5.000%	12/1/44	75	88
	Emera U.S. Finance LP	3.550%	6/15/26	150	168
	Emera U.S. Finance LP	4.750%	6/15/46	245	311
	Enel Chile SA	4.875%	6/12/28	125	148
	Entergy Arkansas LLC	3.500%	4/1/26	50	56
	Entergy Arkansas LLC	2.650%	6/15/51	500	512
	Entergy Corp.	4.000%	7/15/22	150	157
	Entergy Corp.	2.950%	9/1/26	200	220
	Entergy Corp.	2.800%	6/15/30	100	108
	Entergy Corp.	3.750%	6/15/50	300	347
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	223	263
	Entergy Louisiana LLC	5.400%	11/1/24	382	448

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Entergy Louisiana LLC	2.400%	10/1/26	75	81
Entergy Louisiana LLC	3.120%	9/1/27	100	111
Entergy Louisiana LLC	3.050%	6/1/31	100	113
Entergy Louisiana LLC	4.000%	3/15/33	150	186
Entergy Louisiana LLC	4.950%	1/15/45	150	165
Entergy Louisiana LLC	4.200%	9/1/48	200	261
Entergy Louisiana LLC	4.200%	4/1/50	100	130
Entergy Louisiana LLC	2.900%	3/15/51	100	106
Entergy Mississippi LLC	2.850%	6/1/28	125	137
Entergy Texas Inc.	1.750%	3/15/31	500	500
Essential Utilities Inc.	3.566%	5/1/29	75	85
Essential Utilities Inc.	2.704%	4/15/30	100	108
Essential Utilities Inc.	4.276%	5/1/49	85	107
Essential Utilities Inc.	3.351%	4/15/50	200	223
Evergy Inc.	2.450%	9/15/24	50	53
Evergy Inc.	2.900%	9/15/29	150	163
Evergy Kansas Central Inc.	2.550%	7/1/26	150	163
Evergy Kansas Central Inc.	3.100%	4/1/27	100	110
Evergy Kansas Central Inc.	4.125%	3/1/42	200	245
Evergy Kansas Central Inc.	4.100%	4/1/43	100	124
Evergy Kansas Central Inc.	4.250%	12/1/45	25	33
Evergy Metro Inc.	3.150%	3/15/23	75	79
Evergy Metro Inc.	2.250%	6/1/30	100	106
Evergy Metro Inc.	5.300%	10/1/41	100	137
Evergy Metro Inc.	4.200%	6/15/47	100	128
Eversource Energy	2.750%	3/15/22	75	77
Eversource Energy	3.800%	12/1/23	75	82
Eversource Energy	2.900%	10/1/24	50	54
Eversource Energy	3.150%	1/15/25	168	183
Eversource Energy	3.300%	1/15/28	100	112
Eversource Energy	4.250%	4/1/29	200	239
Eversource Energy	3.450%	1/15/50	400	457
Exelon Corp.	3.497%	6/1/22	200	208
Exelon Corp.	3.950%	6/15/25	200	226
Exelon Corp.	3.400%	4/15/26	200	225
Exelon Corp.	4.050%	4/15/30	250	295
Exelon Corp.	4.950%	6/15/35	225	283
Exelon Corp.	5.625%	6/15/35	20	27
Exelon Corp.	5.100%	6/15/45	145	197
Exelon Corp.	4.450%	4/15/46	175	223
Exelon Generation Co. LLC	6.250%	10/1/39	360	433
Exelon Generation Co. LLC	5.750%	10/1/41	75	85
Exelon Generation Co. LLC	5.600%	6/15/42	155	176
Florida Power & Light Co.	3.250%	6/1/24	25	27
Florida Power & Light Co.	2.850%	4/1/25	300	327
Florida Power & Light Co.	5.625%	4/1/34	25	36
Florida Power & Light Co.	5.960%	4/1/39	375	569
Florida Power & Light Co.	4.125%	2/1/42	170	216
Florida Power & Light Co.	4.050%	6/1/42	125	159
Florida Power & Light Co.	3.800%	12/15/42	75	93
Florida Power & Light Co.	3.700%	12/1/47	150	187
Florida Power & Light Co.	3.950%	3/1/48	325	421
Florida Power & Light Co.	4.125%	6/1/48	100	131
Florida Power & Light Co.	3.990%	3/1/49	100	131
Florida Power & Light Co.	3.150%	10/1/49	555	637
Fortis Inc.	3.055%	10/4/26	295	324
Georgia Power Co.	2.100%	7/30/23	75	78
Georgia Power Co.	2.200%	9/15/24	225	237
Georgia Power Co.	3.250%	4/1/26	100	111
Georgia Power Co.	4.750%	9/1/40	175	228
Georgia Power Co.	4.300%	3/15/43	100	127
Gulf Power Co.	3.300%	5/30/27	50	56
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Iberdrola International BV	6.750%	7/15/36	75	115
	Indiana Michigan Power Co.	3.850%	5/15/28	250	290
	Indiana Michigan Power Co.	3.750%	7/1/47	150	175
	Indiana Michigan Power Co.	4.250%	8/15/48	100	127
	Interstate Power and Light Co.	3.250%	12/1/24	202	221
	Interstate Power and Light Co.	4.100%	9/26/28	125	149
	Interstate Power and Light Co.	3.600%	4/1/29	60	69
	Interstate Power and Light Co.	2.300%	6/1/30	100	105
	Interstate Power and Light Co.	6.250%	7/15/39	50	73
	Interstate Power and Light Co.	3.700%	9/15/46	75	86
	ITC Holdings Corp.	2.700%	11/15/22	100	104
	ITC Holdings Corp.	3.650%	6/15/24	75	82
	ITC Holdings Corp.	3.350%	11/15/27	100	113
	ITC Holdings Corp.	5.300%	7/1/43	200	266
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	65	82
	Kentucky Utilities Co.	5.125%	11/1/40	125	173
	Kentucky Utilities Co.	4.375%	10/1/45	100	130
	Kentucky Utilities Co.	3.300%	6/1/50	200	227
	Louisville Gas and Electric Co.	3.300%	10/1/25	75	83
	Louisville Gas and Electric Co.	4.250%	4/1/49	170	220
	MidAmerican Energy Co.	3.500%	10/15/24	179	197
	MidAmerican Energy Co.	3.100%	5/1/27	150	168
	MidAmerican Energy Co.	3.650%	4/15/29	200	237
	MidAmerican Energy Co.	6.750%	12/30/31	125	187
	MidAmerican Energy Co.	5.750%	11/1/35	125	182
	MidAmerican Energy Co.	4.800%	9/15/43	100	136
	MidAmerican Energy Co.	3.950%	8/1/47	100	125
	MidAmerican Energy Co.	4.250%	7/15/49	200	268
	Mississippi Power Co.	4.250%	3/15/42	100	122
	National Fuel Gas Co.	3.750%	3/1/23	275	288
	National Fuel Gas Co.	5.500%	1/15/26	50	58
	National Fuel Gas Co.	4.750%	9/1/28	50	54
	National Grid USA	5.803%	4/1/35	50	67
	National Rural Utilities Cooperative Finance Corp.	1.750%	1/21/22	50	51
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	314
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	775	829
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	150	172
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	117
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	117
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	100	108
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	252
	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	25	26

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	83
National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	400	533
National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	131
Nevada Power Co.	3.700%	5/1/29	200	233
Nevada Power Co.	2.400%	5/1/30	75	80
Nevada Power Co.	6.750%	7/1/37	75	113
Nevada Power Co.	3.125%	8/1/50	150	166
NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	350	361
NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	110
NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	100	108
NextEra Energy Capital Holdings Inc.	2.750%	5/1/25	700	757
NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	50	56
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	284
NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	114
NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	108
NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	500	524
NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	136
NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	118
NiSource Inc.	0.950%	8/15/25	500	503
NiSource Inc.	3.490%	5/15/27	250	283
NiSource Inc.	2.950%	9/1/29	200	218
NiSource Inc.	3.600%	5/1/30	200	230
NiSource Inc.	1.700%	2/15/31	500	497
NiSource Inc.	5.950%	6/15/41	77	110
NiSource Inc.	4.800%	2/15/44	125	163
NiSource Inc.	5.650%	2/1/45	100	144
NiSource Inc.	4.375%	5/15/47	250	317
NiSource Inc.	3.950%	3/30/48	200	245
Northern States Power Co.	6.250%	6/1/36	75	112
Northern States Power Co.	6.200%	7/1/37	50	76
Northern States Power Co.	5.350%	11/1/39	175	253
Northern States Power Co.	3.400%	8/15/42	105	121
Northern States Power Co.	4.000%	8/15/45	50	65
Northern States Power Co.	2.900%	3/1/50	250	282
Northern States Power Co.	2.600%	6/1/51	100	105
NSTAR Electric Co.	2.375%	10/15/22	125	129
NSTAR Electric Co.	3.200%	5/15/27	125	141
NSTAR Electric Co.	3.250%	5/15/29	50	57
NSTAR Electric Co.	5.500%	3/15/40	75	107
Oglethorpe Power Corp.	5.950%	11/1/39	50	66
Oglethorpe Power Corp.	5.375%	11/1/40	175	216
Ohio Edison Co.	6.875%	7/15/36	100	136
Ohio Power Co.	4.150%	4/1/48	100	128
Ohio Power Co.	4.000%	6/1/49	240	301
Oklahoma Gas and Electric Co.	3.800%	8/15/28	75	87
Oklahoma Gas and Electric Co.	3.250%	4/1/30	100	113
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oklahoma Gas and Electric Co.	4.150%	4/1/47	50	62
	Oklahoma Gas and Electric Co.	3.850%	8/15/47	75	88
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	182
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	100	107
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	82
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	58
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	77
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	207
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	178
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	100
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	37	53
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	122
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	61
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	200	248
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	400	459
[5]	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	63	96
	ONE Gas Inc.	2.000%	5/15/30	100	104
	ONE Gas Inc.	4.658%	2/1/44	125	164
	ONE Gas Inc.	4.500%	11/1/48	75	101
	Pacific Gas and Electric Co.	1.750%	6/16/22	500	501
	Pacific Gas and Electric Co.	3.850%	11/15/23	250	266
	Pacific Gas and Electric Co.	3.450%	7/1/25	200	215
	Pacific Gas and Electric Co.	3.150%	1/1/26	300	320
	Pacific Gas and Electric Co.	3.300%	12/1/27	800	853
	Pacific Gas and Electric Co.	3.750%	7/1/28	300	327
	Pacific Gas and Electric Co.	4.550%	7/1/30	1,100	1,251
	Pacific Gas and Electric Co.	4.500%	7/1/40	500	557
	Pacific Gas and Electric Co.	4.750%	2/15/44	500	561
	Pacific Gas and Electric Co.	4.300%	3/15/45	200	213
	Pacific Gas and Electric Co.	4.950%	7/1/50	800	953
	Pacific Gas and Electric Co.	3.500%	8/1/50	500	496
	PacifiCorp	2.950%	2/1/22	100	102
	PacifiCorp	3.600%	4/1/24	125	136
	PacifiCorp	3.500%	6/15/29	100	115
	PacifiCorp	2.700%	9/15/30	50	55
	PacifiCorp	7.700%	11/15/31	450	694
	PacifiCorp	5.250%	6/15/35	640	887
	PacifiCorp	6.100%	8/1/36	100	144
	PacifiCorp	6.250%	10/15/37	125	186
	PacifiCorp	6.350%	7/15/38	75	113
	PacifiCorp	4.100%	2/1/42	200	244
	PacifiCorp	4.125%	1/15/49	100	127
	PacifiCorp	4.150%	2/15/50	200	259
	PacifiCorp	3.300%	3/15/51	100	115

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PECO Energy Co.	2.375%	9/15/22	300	308
PECO Energy Co.	3.900%	3/1/48	75	95
PECO Energy Co.	2.800%	6/15/50	200	210
Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	126
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	64
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	86
Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	100	112
Pinnacle West Capital Corp.	1.300%	6/15/25	200	203
Potomac Electric Power Co.	6.500%	11/15/37	250	379
Potomac Electric Power Co.	4.150%	3/15/43	150	188
PPL Capital Funding Inc.	4.200%	6/15/22	25	26
PPL Capital Funding Inc.	3.500%	12/1/22	115	121
PPL Capital Funding Inc.	3.400%	6/1/23	100	106
PPL Capital Funding Inc.	3.950%	3/15/24	50	55
PPL Capital Funding Inc.	3.100%	5/15/26	100	110
PPL Capital Funding Inc.	4.700%	6/1/43	75	93
PPL Capital Funding Inc.	5.000%	3/15/44	200	257
PPL Capital Funding Inc.	4.000%	9/15/47	75	88
PPL Electric Utilities Corp.	6.250%	5/15/39	100	150
PPL Electric Utilities Corp.	4.125%	6/15/44	50	62
PPL Electric Utilities Corp.	4.150%	10/1/45	155	193
PPL Electric Utilities Corp.	3.950%	6/1/47	75	93
Progress Energy Inc.	3.150%	4/1/22	40	41
Progress Energy Inc.	7.000%	10/30/31	119	168
Progress Energy Inc.	6.000%	12/1/39	125	176
PSEG Power LLC	3.850%	6/1/23	125	134
PSEG Power LLC	8.625%	4/15/31	96	145
Public Service Co. of Colorado	3.700%	6/15/28	75	87
Public Service Co. of Colorado	1.900%	1/15/31	100	104
Public Service Co. of Colorado	3.600%	9/15/42	175	210
Public Service Co. of Colorado	4.100%	6/15/48	75	97
Public Service Co. of Colorado	2.700%	1/15/51	100	107
Public Service Co. of New Hampshire	3.500%	11/1/23	50	54
Public Service Co. of New Hampshire	3.600%	7/1/49	75	90
Public Service Electric and Gas Co.	3.000%	5/15/25	80	87
Public Service Electric and Gas Co.	2.250%	9/15/26	250	270
Public Service Electric and Gas Co.	3.000%	5/15/27	75	83
Public Service Electric and Gas Co.	3.200%	5/15/29	70	80
Public Service Electric and Gas Co.	2.450%	1/15/30	50	54
Public Service Electric and Gas Co.	3.800%	3/1/46	250	305
Public Service Electric and Gas Co.	3.850%	5/1/49	200	254
Public Service Electric and Gas Co.	3.150%	1/1/50	200	229
Public Service Electric and Gas Co.	2.050%	8/1/50	500	467
Public Service Enterprise Group Inc.	2.650%	11/15/22	100	104
Public Service Enterprise Group Inc.	1.600%	8/15/30	500	492
Puget Energy Inc.	5.625%	7/15/22	200	212
Puget Energy Inc.	3.650%	5/15/25	400	436
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Puget Energy Inc.	4.100%	6/15/30	100	113
	Puget Sound Energy Inc.	6.274%	3/15/37	125	180
	Puget Sound Energy Inc.	5.757%	10/1/39	125	178
	Puget Sound Energy Inc.	4.300%	5/20/45	100	126
	Puget Sound Energy Inc.	4.223%	6/15/48	125	160
	Puget Sound Energy Inc.	3.250%	9/15/49	90	99
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	271
	San Diego Gas & Electric Co.	1.700%	10/1/30	500	503
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	127
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	88
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	94
	San Diego Gas & Electric Co.	3.320%	4/15/50	100	113
	Sempra Energy	2.875%	10/1/22	100	103
	Sempra Energy	2.900%	2/1/23	100	105
	Sempra Energy	4.050%	12/1/23	100	109
	Sempra Energy	3.750%	11/15/25	424	479
	Sempra Energy	3.250%	6/15/27	150	168
	Sempra Energy	3.400%	2/1/28	200	228
	Sempra Energy	3.800%	2/1/38	200	230
	Sempra Energy	6.000%	10/15/39	150	215
	Sempra Energy	4.000%	2/1/48	175	207
	Sierra Pacific Power Co.	2.600%	5/1/26	100	108
[2]	Southern California Edison Co.	1.845%	2/1/22	22	21
	Southern California Edison Co.	2.400%	2/1/22	75	76
	Southern California Edison Co.	3.400%	6/1/23	75	79
	Southern California Edison Co.	3.500%	10/1/23	175	188
	Southern California Edison Co.	3.700%	8/1/25	150	169
	Southern California Edison Co.	3.650%	3/1/28	100	112
	Southern California Edison Co.	4.200%	3/1/29	75	87
	Southern California Edison Co.	6.650%	4/1/29	75	94
	Southern California Edison Co.	2.850%	8/1/29	275	299
	Southern California Edison Co.	2.250%	6/1/30	300	311
	Southern California Edison Co.	5.750%	4/1/35	75	102
	Southern California Edison Co.	5.350%	7/15/35	200	270
	Southern California Edison Co.	5.625%	2/1/36	125	160
	Southern California Edison Co.	5.500%	3/15/40	100	133
	Southern California Edison Co.	4.500%	9/1/40	275	331
	Southern California Edison Co.	4.050%	3/15/42	208	237
	Southern California Edison Co.	3.900%	3/15/43	100	113
	Southern California Edison Co.	4.000%	4/1/47	335	393
	Southern California Edison Co.	4.125%	3/1/48	350	418
	Southern California Edison Co.	4.875%	3/1/49	100	132
	Southern California Edison Co.	3.650%	2/1/50	500	566
	Southern California Gas Co.	2.600%	6/15/26	200	217

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southern California Gas Co.	2.550%	2/1/30	150	162
Southern California Gas Co.	3.750%	9/15/42	75	89
Southern California Gas Co.	4.125%	6/1/48	75	96
Southern California Gas Co.	3.950%	2/15/50	70	87
Southern Co.	3.250%	7/1/26	350	391
Southern Co.	4.250%	7/1/36	200	246
Southern Co.	4.400%	7/1/46	360	450
Southern Co.	4.000%	1/15/51	300	316
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	84
Southern Co. Gas Capital Corp.	1.750%	1/15/31	500	503
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	109
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	62
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	117
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	126
Southern Power Co.	2.500%	12/15/21	350	357
Southern Power Co.	4.150%	12/1/25	100	115
Southern Power Co.	5.150%	9/15/41	100	123
Southern Power Co.	5.250%	7/15/43	50	61
Southern Power Co.	4.950%	12/15/46	75	90
Southwest Gas Corp.	3.700%	4/1/28	50	57
Southwest Gas Corp.	3.800%	9/29/46	75	86
Southwest Gas Corp.	4.150%	6/1/49	25	30
Southwestern Electric Power Co.	2.750%	10/1/26	100	108
Southwestern Electric Power Co.	4.100%	9/15/28	100	117
Southwestern Electric Power Co.	6.200%	3/15/40	75	109
Southwestern Electric Power Co.	3.900%	4/1/45	200	232
Southwestern Electric Power Co.	3.850%	2/1/48	325	380
Southwestern Public Service Co.	3.300%	6/15/24	165	178
Southwestern Public Service Co.	4.500%	8/15/41	100	129
Southwestern Public Service Co.	3.400%	8/15/46	275	310
Southwestern Public Service Co.	3.700%	8/15/47	75	89
Southwestern Public Service Co.	4.400%	11/15/48	275	356
Southwestern Public Service Co.	3.750%	6/15/49	75	91
Southwestern Public Service Co.	3.150%	5/1/50	100	112
Tampa Electric Co.	4.100%	6/15/42	50	61
Tampa Electric Co.	4.350%	5/15/44	50	63
Tampa Electric Co.	4.300%	6/15/48	75	97
Tampa Electric Co.	4.450%	6/15/49	125	163
Tampa Electric Co.	3.625%	6/15/50	50	60
Toledo Edison Co.	6.150%	5/15/37	75	102
Tucson Electric Power Co.	3.050%	3/15/25	50	54
Union Electric Co.	3.500%	4/15/24	250	271
Union Electric Co.	2.950%	3/15/30	500	560
Union Electric Co.	8.450%	3/15/39	150	257
Union Electric Co.	3.650%	4/15/45	125	148
Union Electric Co.	4.000%	4/1/48	275	345
Union Electric Co.	3.250%	10/1/49	100	113
Veolia Environnement SA	6.750%	6/1/38	39	55
Virginia Electric and Power Co.	3.450%	2/15/24	50	54
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Virginia Electric and Power Co.	2.950%	11/15/26	75	83
Virginia Electric and Power Co.	3.500%	3/15/27	250	282
Virginia Electric and Power Co.	3.800%	4/1/28	150	175
Virginia Electric and Power Co.	2.875%	7/15/29	275	307
Virginia Electric and Power Co.	6.000%	1/15/36	125	181
Virginia Electric and Power Co.	6.000%	5/15/37	150	219
Virginia Electric and Power Co.	6.350%	11/30/37	50	75
Virginia Electric and Power Co.	4.000%	1/15/43	400	499
Virginia Electric and Power Co.	4.450%	2/15/44	475	618
Virginia Electric and Power Co.	4.200%	5/15/45	75	96
Virginia Electric and Power Co.	4.000%	11/15/46	100	128
Virginia Electric and Power Co.	3.800%	9/15/47	100	124
Virginia Electric and Power Co.	4.600%	12/1/48	175	242
Virginia Electric and Power Co.	3.300%	12/1/49	210	244
Washington Gas Light Co.	3.796%	9/15/46	100	119
Washington Gas Light Co.	3.650%	9/15/49	30	36
WEC Energy Group Inc.	0.550%	9/15/23	500	502
WEC Energy Group Inc.	3.550%	6/15/25	168	187
WEC Energy Group Inc.	1.375%	10/15/27	500	508
Wisconsin Electric Power Co.	2.050%	12/15/24	100	106
Wisconsin Electric Power Co.	4.300%	10/15/48	100	134
Wisconsin Power and Light Co.	6.375%	8/15/37	100	147
Wisconsin Power and Light Co.	3.650%	4/1/50	50	59
Xcel Energy Inc.	3.300%	6/1/25	325	353
Xcel Energy Inc.	3.350%	12/1/26	75	84
Xcel Energy Inc.	4.000%	6/15/28	75	89
Xcel Energy Inc.	2.600%	12/1/29	200	217
Xcel Energy Inc.	3.400%	6/1/30	250	287
Xcel Energy Inc.	3.500%	12/1/49	100	116
				117,112
Total Corporate Bonds (Cost $1,291,562)				1,451,508
Sovereign Bonds (3.9%)
African Development Bank	0.500%	4/22/22	500	502
African Development Bank	1.625%	9/16/22	400	410
African Development Bank	2.125%	11/16/22	700	725
African Development Bank	3.000%	9/20/23	275	295
Asian Development Bank	2.000%	2/16/22	980	1,000
Asian Development Bank	1.875%	2/18/22	600	611
Asian Development Bank	0.625%	4/7/22	1,100	1,106
Asian Development Bank	1.875%	7/19/22	600	616
Asian Development Bank	1.750%	9/13/22	1,100	1,129
Asian Development Bank	1.625%	1/24/23	200	206
Asian Development Bank	2.750%	3/17/23	1,000	1,056
Asian Development Bank	0.250%	7/14/23	1,300	1,301
Asian Development Bank	0.250%	10/6/23	600	600
Asian Development Bank	2.625%	1/30/24	1,000	1,072
Asian Development Bank	1.500%	10/18/24	500	522
Asian Development Bank	2.000%	1/22/25	300	320

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asian Development Bank	0.625%	4/29/25	700	706
Asian Development Bank	0.375%	9/3/25	1,000	997
Asian Development Bank	2.000%	4/24/26	100	108
Asian Development Bank	2.625%	1/12/27	200	223
Asian Development Bank	2.375%	8/10/27	275	304
Asian Development Bank	6.220%	8/15/27	100	132
Asian Development Bank	2.500%	11/2/27	673	750
Asian Development Bank	5.820%	6/16/28	148	199
Asian Development Bank	3.125%	9/26/28	130	152
Asian Development Bank	1.750%	9/19/29	200	213
Asian Development Bank	1.875%	1/24/30	200	215
Asian Development Bank	0.750%	10/8/30	500	487
Asian Infrastructure Investment Bank	0.250%	9/29/23	500	500
Asian Infrastructure Investment Bank	2.250%	5/16/24	500	532
Asian Infrastructure Investment Bank	0.500%	5/28/25	400	400
Canada	2.625%	1/25/22	250	256
Canada	2.000%	11/15/22	570	589
Canada	1.625%	1/22/25	550	575
Corp. Andina de Fomento	3.250%	2/11/22	45	46
Corp. Andina de Fomento	2.750%	1/6/23	125	130
Corp. Andina de Fomento	2.375%	5/12/23	100	103
Corp. Andina de Fomento	3.750%	11/23/23	925	999
Council of Europe Development Bank	1.750%	9/26/22	150	154
Council of Europe Development Bank	2.625%	2/13/23	425	447
Council of Europe Development Bank	0.250%	6/10/23	100	100
Council of Europe Development Bank	0.250%	10/20/23	500	500
Council of Europe Development Bank	1.375%	2/27/25	200	208
European Bank for Reconstruction & Development	1.875%	2/23/22	200	204
European Bank for Reconstruction & Development	2.750%	3/7/23	925	976
European Bank for Reconstruction & Development	0.250%	7/10/23	200	200
European Bank for Reconstruction & Development	1.625%	9/27/24	270	283
European Bank for Reconstruction & Development	1.500%	2/13/25	100	105
European Bank for Reconstruction & Development	0.500%	5/19/25	100	100
European Bank for Reconstruction & Development	0.500%	11/25/25	500	501
European Investment Bank	2.875%	12/15/21	1,150	1,180
European Investment Bank	2.250%	3/15/22	500	512
European Investment Bank	2.625%	5/20/22	200	207
European Investment Bank	2.375%	6/15/22	1,725	1,780
European Investment Bank	1.375%	9/6/22	720	734
European Investment Bank	2.500%	3/15/23	600	630
European Investment Bank	1.375%	5/15/23	600	617
European Investment Bank	2.875%	8/15/23	800	856
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	European Investment Bank	0.250%	9/15/23	1,750	1,752
	European Investment Bank	3.125%	12/14/23	500	542
	European Investment Bank	3.250%	1/29/24	810	884
	European Investment Bank	2.625%	3/15/24	530	570
	European Investment Bank	2.250%	6/24/24	550	587
	European Investment Bank	2.500%	10/15/24	276	299
	European Investment Bank	1.875%	2/10/25	1,050	1,115
	European Investment Bank	1.625%	3/14/25	100	105
	European Investment Bank	0.625%	7/25/25	1,600	1,616
	European Investment Bank	0.375%	12/15/25	2,000	1,993
	European Investment Bank	2.375%	5/24/27	225	249
	European Investment Bank	0.625%	10/21/27	500	497
	European Investment Bank	1.625%	10/9/29	125	132
	European Investment Bank	0.875%	5/17/30	200	198
	European Investment Bank	0.750%	9/23/30	500	489
	European Investment Bank	4.875%	2/15/36	325	479
[6]	Export Development Canada	1.750%	7/18/22	580	593
[6]	Export Development Canada	2.500%	1/24/23	40	42
[6]	Export Development Canada	1.375%	2/24/23	1,000	1,020
[6]	Export Development Canada	2.625%	2/21/24	250	268
	Export-Import Bank of Korea	5.000%	4/11/22	275	291
	Export-Import Bank of Korea	3.000%	11/1/22	400	419
	Export-Import Bank of Korea	3.625%	11/27/23	200	218
	Export-Import Bank of Korea	4.000%	1/14/24	650	714
	Export-Import Bank of Korea	2.625%	5/26/26	200	219
	Export-Import Bank of Korea	1.250%	9/21/30	500	490
	FMS Wertmanagement	2.000%	8/1/22	470	483
	FMS Wertmanagement	2.750%	3/6/23	300	316
	Hydro-Quebec	8.400%	1/15/22	375	405
	Hydro-Quebec	8.050%	7/7/24	325	407
	Inter-American Development Bank	2.125%	1/18/22	700	714
	Inter-American Development Bank	1.750%	4/14/22	800	816
	Inter-American Development Bank	3.000%	9/26/22	500	524
	Inter-American Development Bank	2.500%	1/18/23	1,025	1,073
	Inter-American Development Bank	0.500%	5/24/23	400	403
	Inter-American Development Bank	3.000%	10/4/23	625	672
	Inter-American Development Bank	0.250%	11/15/23	1,000	1,001
	Inter-American Development Bank	2.625%	1/16/24	150	161

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Inter-American Development Bank	3.000%	2/21/24	900	976
Inter-American Development Bank	2.125%	1/15/25	1,100	1,177
Inter-American Development Bank	1.750%	3/14/25	200	211
Inter-American Development Bank	0.875%	4/3/25	500	510
Inter-American Development Bank	7.000%	6/15/25	134	171
Inter-American Development Bank	0.625%	7/15/25	1,300	1,312
Inter-American Development Bank	2.000%	6/2/26	750	807
Inter-American Development Bank	2.000%	7/23/26	100	108
Inter-American Development Bank	2.375%	7/7/27	450	496
Inter-American Development Bank	0.625%	9/16/27	800	793
Inter-American Development Bank	3.125%	9/18/28	875	1,025
Inter-American Development Bank	3.875%	10/28/41	200	276
Inter-American Development Bank	3.200%	8/7/42	100	126
International Bank for Reconstruction & Development	2.125%	12/13/21	255	260
International Bank for Reconstruction & Development	2.000%	1/26/22	145	148
International Bank for Reconstruction & Development	1.625%	2/10/22	1,325	1,346
International Bank for Reconstruction & Development	2.125%	7/1/22	1,775	1,826
International Bank for Reconstruction & Development	1.875%	6/19/23	1,100	1,145
International Bank for Reconstruction & Development	3.000%	9/27/23	1,125	1,210
International Bank for Reconstruction & Development	0.250%	11/24/23	700	700
International Bank for Reconstruction & Development	2.500%	3/19/24	1,100	1,178
International Bank for Reconstruction & Development	1.500%	8/28/24	695	725
International Bank for Reconstruction & Development	2.500%	11/25/24	750	813
International Bank for Reconstruction & Development	1.625%	1/15/25	200	210
International Bank for Reconstruction & Development	0.625%	4/22/25	1,500	1,514
International Bank for Reconstruction & Development	0.375%	7/28/25	1,500	1,497
International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,258
International Bank for Reconstruction & Development	0.500%	10/28/25	2,000	2,005
International Bank for Reconstruction & Development	3.125%	11/20/25	470	530
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	391
	International Bank for Reconstruction & Development	0.750%	11/24/27	900	901
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	213
	International Bank for Reconstruction & Development	0.875%	5/14/30	400	396
	International Bank for Reconstruction & Development	0.750%	8/26/30	800	780
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	357
	International Finance Corp.	2.000%	10/24/22	200	207
	International Finance Corp.	2.875%	7/31/23	575	614
	International Finance Corp.	1.375%	10/16/24	200	208
	International Finance Corp.	0.375%	7/16/25	400	399
	International Finance Corp.	2.125%	4/7/26	600	651
[7]	Iraq Government Aid Bond	2.149%	1/18/22	100	102
[7]	Israel Government Aid Bond	5.500%	12/4/23	50	58
[7]	Israel Government Aid Bond	5.500%	4/26/24	475	555
[8]	Japan Bank for International Cooperation	3.125%	7/20/21	275	279
[8]	Japan Bank for International Cooperation	2.500%	6/1/22	450	464
[8]	Japan Bank for International Cooperation	2.375%	7/21/22	250	258
[8]	Japan Bank for International Cooperation	2.375%	11/16/22	540	561
[8]	Japan Bank for International Cooperation	1.750%	1/23/23	500	514
[8]	Japan Bank for International Cooperation	0.625%	5/22/23	200	201
[8]	Japan Bank for International Cooperation	3.250%	7/20/23	300	322
[8]	Japan Bank for International Cooperation	3.375%	7/31/23	100	108
[8]	Japan Bank for International Cooperation	0.375%	9/15/23	600	600
[8]	Japan Bank for International Cooperation	3.375%	10/31/23	400	433
[8]	Japan Bank for International Cooperation	3.000%	5/29/24	500	543
[8]	Japan Bank for International Cooperation	1.750%	10/17/24	200	209
[8]	Japan Bank for International Cooperation	2.125%	2/10/25	330	350

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Japan Bank for International Cooperation	0.625%	7/15/25	400	400
[8]	Japan Bank for International Cooperation	2.375%	4/20/26	200	217
[8]	Japan Bank for International Cooperation	2.250%	11/4/26	200	217
[8]	Japan Bank for International Cooperation	2.875%	7/21/27	200	224
[8]	Japan Bank for International Cooperation	2.750%	11/16/27	800	898
[8]	Japan Bank for International Cooperation	3.250%	7/20/28	300	349
[8]	Japan Bank for International Cooperation	3.500%	10/31/28	350	415
[8]	Japan International Cooperation Agency	2.750%	4/27/27	300	333
[7]	Kingdom of Jordan AID	2.578%	6/30/22	200	206
[7]	Kingdom of Jordan AID	3.000%	6/30/25	200	217
	Korea Development Bank	3.000%	9/14/22	400	416
	Korea Development Bank	3.375%	3/12/23	700	745
	Korea Development Bank	3.750%	1/22/24	500	546
	Korea Development Bank	2.125%	10/1/24	200	211
[9]	Kreditanstalt fuer Wiederaufbau	3.125%	12/15/21	1,115	1,145
[9]	Kreditanstalt fuer Wiederaufbau	2.500%	2/15/22	1,000	1,025
[9]	Kreditanstalt fuer Wiederaufbau	2.125%	3/7/22	1,000	1,023
[9]	Kreditanstalt fuer Wiederaufbau	2.125%	6/15/22	750	771
[9]	Kreditanstalt fuer Wiederaufbau	1.750%	8/22/22	1,600	1,641
[9]	Kreditanstalt fuer Wiederaufbau	2.000%	10/4/22	950	980
[9]	Kreditanstalt fuer Wiederaufbau	2.375%	12/29/22	950	991
[9]	Kreditanstalt fuer Wiederaufbau	2.125%	1/17/23	1,025	1,065
[9]	Kreditanstalt fuer Wiederaufbau	1.625%	2/15/23	1,200	1,235
[9]	Kreditanstalt fuer Wiederaufbau	0.250%	10/19/23	800	799
[9]	Kreditanstalt fuer Wiederaufbau	2.625%	2/28/24	400	430
[9]	Kreditanstalt fuer Wiederaufbau	1.375%	8/5/24	900	929
[9]	Kreditanstalt fuer Wiederaufbau	2.500%	11/20/24	1,800	1,951
[9]	Kreditanstalt fuer Wiederaufbau	2.000%	5/2/25	150	160
[9]	Kreditanstalt fuer Wiederaufbau	0.375%	7/18/25	1,500	1,497
[9]	Kreditanstalt fuer Wiederaufbau	2.875%	4/3/28	500	575
[9]	Kreditanstalt fuer Wiederaufbau	1.750%	9/14/29	175	186
[9]	Kreditanstalt fuer Wiederaufbau	0.000%	4/18/36	400	320
[9]	Kreditanstalt fuer Wiederaufbau	0.000%	6/29/37	200	157
[9]	Landwirtschaftliche Rentenbank	3.125%	11/14/23	100	108
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	904
[9]	Landwirtschaftliche Rentenbank	0.500%	5/27/25	400	401
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	515
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	292
[9]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	279
[9]	Landwirtschaftliche Rentenbank	0.875%	9/3/30	500	492
	Nordic Investment Bank	2.125%	2/1/22	200	204
	Nordic Investment Bank	1.375%	10/17/22	200	204
	Nordic Investment Bank	0.375%	5/19/23	200	200
	Nordic Investment Bank	2.875%	7/19/23	200	213
	Nordic Investment Bank	2.250%	5/21/24	200	211
	Nordic Investment Bank	0.375%	9/11/25	600	598
[10]	Oesterreichische Kontrollbank AG	2.625%	1/31/22	100	103
[10]	Oesterreichische Kontrollbank AG	1.625%	9/17/22	400	409
[10]	Oesterreichische Kontrollbank AG	2.875%	3/13/23	500	528
[10]	Oesterreichische Kontrollbank AG	3.125%	11/7/23	200	216
[10]	Oesterreichische Kontrollbank AG	1.500%	2/12/25	100	104
[10]	Oesterreichische Kontrollbank AG	0.375%	9/17/25	500	497
	Province of Alberta	2.200%	7/26/22	400	412
	Province of Alberta	3.350%	11/1/23	375	406
	Province of Alberta	2.950%	1/23/24	300	323
	Province of Alberta	1.875%	11/13/24	450	473
	Province of Alberta	1.000%	5/20/25	485	491
	Province of Alberta	3.300%	3/15/28	250	288
	Province of Alberta	1.300%	7/22/30	500	487
	Province of British Columbia	2.000%	10/23/22	200	206
	Province of British Columbia	1.750%	9/27/24	225	233
	Province of British Columbia	2.250%	6/2/26	300	326
	Province of Manitoba	2.125%	5/4/22	60	62
	Province of Manitoba	2.100%	9/6/22	150	154
	Province of Manitoba	2.600%	4/16/24	150	161
	Province of Manitoba	2.125%	6/22/26	90	97
	Province of New Brunswick	2.500%	12/12/22	95	99
	Province of New Brunswick	3.625%	2/24/28	105	122
	Province of Ontario	2.400%	2/8/22	525	537
	Province of Ontario	2.550%	4/25/22	350	361
	Province of Ontario	2.250%	5/18/22	500	514
	Province of Ontario	2.450%	6/29/22	150	155
	Province of Ontario	2.200%	10/3/22	400	413
	Province of Ontario	3.400%	10/17/23	760	824
	Province of Ontario	3.050%	1/29/24	250	270
	Province of Ontario	3.200%	5/16/24	150	164
	Province of Ontario	2.500%	4/27/26	250	273
	Province of Ontario	2.300%	6/15/26	900	976
	Province of Ontario	2.000%	10/2/29	585	616
	Province of Ontario	1.125%	10/7/30	500	494
	Province of Quebec	2.375%	1/31/22	390	399
	Province of Quebec	2.625%	2/13/23	425	446
	Province of Quebec	1.500%	2/11/25	441	455
	Province of Quebec	0.600%	7/23/25	500	498
	Province of Quebec	2.500%	4/20/26	200	219
	Province of Quebec	2.750%	4/12/27	850	947
	Province of Quebec	7.500%	9/15/29	475	711
	Province of Quebec	1.350%	5/28/30	400	403
	Province of Saskatchewan	8.500%	7/15/22	58	65
	Republic of Chile	2.250%	10/30/22	175	181
	Republic of Chile	3.125%	1/21/26	485	538
	Republic of Chile	3.240%	2/6/28	460	521

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Chile	2.450%	1/31/31	200	214
	Republic of Chile	2.550%	1/27/32	200	215
	Republic of Chile	3.500%	1/25/50	675	772
	Republic of Colombia	4.000%	2/26/24	400	432
	Republic of Colombia	8.125%	5/21/24	100	123
	Republic of Colombia	4.500%	1/28/26	322	365
	Republic of Colombia	3.875%	4/25/27	765	851
	Republic of Colombia	4.500%	3/15/29	450	521
	Republic of Colombia	3.000%	1/30/30	200	210
	Republic of Colombia	3.125%	4/15/31	200	212
	Republic of Colombia	10.375%	1/28/33	200	323
	Republic of Colombia	7.375%	9/18/37	300	439
	Republic of Colombia	6.125%	1/18/41	125	167
	Republic of Colombia	5.625%	2/26/44	475	615
	Republic of Colombia	5.000%	6/15/45	1,165	1,425
	Republic of Colombia	5.200%	5/15/49	600	759
	Republic of Colombia	4.125%	5/15/51	400	444
	Republic of Hungary	6.375%	3/29/21	422	428
	Republic of Hungary	5.375%	2/21/23	400	438
	Republic of Hungary	5.750%	11/22/23	400	456
	Republic of Hungary	5.375%	3/25/24	350	398
	Republic of Hungary	7.625%	3/29/41	290	514
	Republic of Indonesia	2.950%	1/11/23	425	443
	Republic of Indonesia	4.100%	4/24/28	200	232
	Republic of Indonesia	4.750%	2/11/29	425	515
	Republic of Indonesia	3.400%	9/18/29	200	224
	Republic of Indonesia	2.850%	2/14/30	200	215
	Republic of Indonesia	3.850%	10/15/30	200	233
[5]	Republic of Indonesia	4.750%	7/18/47	200	250
	Republic of Indonesia	4.350%	1/11/48	200	238
	Republic of Indonesia	4.350%	1/11/48	525	625
	Republic of Indonesia	3.700%	10/30/49	200	219
	Republic of Indonesia	4.200%	10/15/50	430	513
	Republic of Indonesia	4.450%	4/15/70	200	245
	Republic of Italy	6.875%	9/27/23	590	684
	Republic of Italy	2.375%	10/17/24	475	499
	Republic of Italy	1.250%	2/17/26	500	498
	Republic of Italy	2.875%	10/17/29	400	420
	Republic of Italy	5.375%	6/15/33	475	609
	Republic of Italy	4.000%	10/17/49	500	550
	Republic of Korea	3.875%	9/11/23	200	218
	Republic of Korea	5.625%	11/3/25	100	123
	Republic of Korea	2.750%	1/19/27	1,000	1,091
	Republic of Korea	3.875%	9/20/48	125	166
	Republic of Panama	4.000%	9/22/24	200	221
	Republic of Panama	3.750%	3/16/25	207	229
	Republic of Panama	7.125%	1/29/26	168	214
	Republic of Panama	8.875%	9/30/27	238	341
	Republic of Panama	3.875%	3/17/28	460	529
	Republic of Panama	9.375%	4/1/29	300	466
	Republic of Panama	2.252%	9/29/32	500	517
[2]	Republic of Panama	6.700%	1/26/36	292	433
[2]	Republic of Panama	4.500%	4/16/50	610	784
[2]	Republic of Panama	4.300%	4/29/53	400	506
[2]	Republic of Panama	4.500%	4/1/56	700	903
[2]	Republic of Panama	3.870%	7/23/60	200	236
	Republic of Peru	7.350%	7/21/25	225	288
	Republic of Peru	2.392%	1/23/26	200	213
	Republic of Peru	2.783%	1/23/31	400	440
	Republic of Peru	8.750%	11/21/33	645	1,102
[2]	Republic of Peru	6.550%	3/14/37	325	493
	Republic of Peru	5.625%	11/18/50	475	746
	Republic of Peru	3.230%	7/28/21	500	499
	Republic of Philippines	9.500%	10/21/24	350	466
	Republic of Philippines	10.625%	3/16/25	100	142
	Republic of Philippines	5.500%	3/30/26	225	280
	Republic of Philippines	3.000%	2/1/28	400	443
	Republic of Philippines	3.750%	1/14/29	400	467
	Republic of Philippines	9.500%	2/2/30	300	495
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Philippines	2.457%	5/5/30	200	216
	Republic of Philippines	7.750%	1/14/31	400	618
	Republic of Philippines	6.375%	1/15/32	200	286
	Republic of Philippines	6.375%	10/23/34	550	809
	Republic of Philippines	3.950%	1/20/40	700	837
	Republic of Philippines	3.700%	3/1/41	400	464
	Republic of Philippines	3.700%	2/2/42	350	407
	Republic of Philippines	2.950%	5/5/45	500	531
	Republic of Poland	5.125%	4/21/21	245	248
	Republic of Poland	5.000%	3/23/22	775	818
	Republic of Poland	3.000%	3/17/23	325	342
	Republic of Poland	3.250%	4/6/26	500	563
[2]	Republic of Uruguay	8.000%	11/18/22	83	91
[2]	Republic of Uruguay	4.500%	8/14/24	303	335
[2]	Republic of Uruguay	4.375%	10/27/27	150	177
[2]	Republic of Uruguay	4.375%	1/23/31	308	378
[2]	Republic of Uruguay	7.625%	3/21/36	195	316
[2]	Republic of Uruguay	4.125%	11/20/45	300	373
[2]	Republic of Uruguay	5.100%	6/18/50	765	1,070
[2]	Republic of Uruguay	4.975%	4/20/55	500	694
	State of Israel	3.150%	6/30/23	400	427
	State of Israel	2.875%	3/16/26	200	220
	State of Israel	3.250%	1/17/28	300	343
	State of Israel	2.500%	1/15/30	200	217
	State of Israel	2.750%	7/3/30	600	661
	State of Israel	4.500%	1/30/43	200	264
	State of Israel	4.125%	1/17/48	250	322
	State of Israel	3.375%	1/15/50	475	525
	State of Israel	3.875%	7/3/50	400	481
	State of Israel	4.500%	4/3/20	200	265
	Svensk Exportkredit AB	2.000%	8/30/22	190	195
	Svensk Exportkredit AB	1.625%	11/14/22	200	205
	Svensk Exportkredit AB	2.875%	3/14/23	195	206
	Svensk Exportkredit AB	0.375%	7/30/24	500	500
	Svensk Exportkredit AB	0.625%	5/14/25	500	502
	Svensk Exportkredit AB	0.500%	8/26/25	800	797
[7]	Ukraine Government AID Bonds	1.471%	9/29/21	175	176
	United Mexican States	3.600%	1/30/25	510	567
	United Mexican States	3.900%	4/27/25	400	449
	United Mexican States	4.125%	1/21/26	445	511
	United Mexican States	4.150%	3/28/27	800	923
	United Mexican States	3.750%	1/11/28	675	760
	United Mexican States	4.500%	4/22/29	950	1,114
	United Mexican States	3.250%	4/16/30	700	758
	United Mexican States	8.300%	8/15/31	220	335
	United Mexican States	4.750%	4/27/32	600	723
	United Mexican States	7.500%	4/8/33	100	145
	United Mexican States	6.050%	1/11/40	883	1,185
	United Mexican States	4.750%	3/8/44	765	910
	United Mexican States	5.550%	1/21/45	510	669
	United Mexican States	4.600%	1/23/46	600	700
	United Mexican States	4.350%	1/15/47	760	867
	United Mexican States	4.600%	2/10/48	455	534
	United Mexican States	4.500%	1/31/50	600	704
	United Mexican States	5.000%	4/27/51	800	998
	United Mexican States	3.771%	5/24/61	400	417
	United Mexican States	5.750%	10/12/10	342	454
Total Sovereign Bonds (Cost $179,204)					192,422
Taxable Municipal Bonds (0.8%)
	Alabama Economic Settlement Authority Miscellaneous Revenue	3.163%	9/15/25	65	69
	American Municipal Power Inc. Electric Power & Light Revenue	5.939%	2/15/47	150	223
	American Municipal Power Inc. Electric Power & Light Revenue	6.270%	2/15/50	50	71

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
American Municipal Power Inc. Electric Power & Light Revenue	7.499%	2/15/50	50	83
American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/50	125	235
Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	75	81
Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	100	156
Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	250	431
Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	100	183
Bay Area Toll Authority Highway Revenue	6.907%	10/1/50	200	369
California Department of Water Resources Power Supply Electric Power & Light Revenue, ETM	2.000%	5/1/22	150	153
California GO	5.700%	11/1/21	250	261
California GO	3.375%	4/1/25	100	112
California GO	2.650%	4/1/26	75	83
California GO	3.500%	4/1/28	150	175
California GO	2.500%	10/1/29	70	77
California GO	4.500%	4/1/33	190	230
California GO	7.500%	4/1/34	350	583
California GO	4.600%	4/1/38	300	361
California GO	7.550%	4/1/39	630	1,106
California GO	7.300%	10/1/39	75	124
California GO	7.350%	11/1/39	1,425	2,367
California GO	7.625%	3/1/40	205	356
California GO	7.600%	11/1/40	200	362
California State University College & University Revenue	3.899%	11/1/47	50	61
California State University College & University Revenue	2.975%	11/1/51	140	150
Central Puget Sound Regional Transit Authority Sales Tax Revenue	5.491%	11/1/39	50	73
Chicago IL GO	7.045%	1/1/29	45	49
Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	125	188
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	75	93
Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	125	181
Clark County Department of Aviation Port, Airport & Marina Revenue	6.820%	7/1/45	100	166
Commonwealth Financing Authority Appropriations Revenue	3.807%	6/1/41	105	124
Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	100	117
Commonwealth of Massachusetts GO	4.200%	12/1/21	65	67
Commonwealth of Massachusetts GO	5.456%	12/1/39	150	221
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Commonwealth of Massachusetts GO	2.514%	7/1/41	450	471
Commonwealth of Massachusetts GO	2.813%	9/1/43	225	248
Commonwealth of Massachusetts GO	2.900%	9/1/49	100	108
Commonwealth of Massachusetts Transportation Fund Fuel Sales Tax Revenue	5.731%	6/1/40	50	72
Connecticut GO	5.090%	10/1/30	175	213
Connecticut GO	5.850%	3/15/32	200	280
Cook County IL GO	6.229%	11/15/34	50	70
Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	100	153
Dallas Area Rapid Transit Sales Tax Revenue	5.022%	12/1/48	50	71
Dallas Convention Center Hotel Development Corp. Hotel Occupancy Tax Revenue	7.088%	1/1/42	75	104
Dallas Independent School District GO	6.450%	2/15/35	100	101
Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	2.994%	11/1/38	485	519
Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.144%	11/1/45	75	80
District of Columbia Income Tax Revenue	5.591%	12/1/34	50	68
District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	150	223
East Bay Municipal Utility District Water System Water Revenue	5.874%	6/1/40	85	128
Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	140	150
Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	245	373
Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	147	227
Georgia Municipal Electric Authority Electric Power & Light Revenue	7.055%	4/1/57	74	107
Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	395	413
Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	100	107
Houston TX GO	6.290%	3/1/32	130	165
Illinois GO	4.950%	6/1/23	213	218
Illinois GO	5.100%	6/1/33	1,105	1,189
Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	50	72
JobsOhio Beverage System Miscellaneous Revenue	3.985%	1/1/29	150	173
JobsOhio Beverage System Miscellaneous Revenue	4.532%	1/1/35	100	128

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	75	81
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	258
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	176
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	301
Los Angeles Community College District GO	1.606%	8/1/28	100	104
Los Angeles Community College District GO	1.806%	8/1/30	150	155
Los Angeles Community College District GO	2.106%	8/1/32	100	104
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	103
Los Angeles County Public Works Financing Authority Lease (Abatement) Revenue	7.618%	8/1/40	50	85
Los Angeles Department of Water & Power System Electric Power & Light Revenue	6.574%	7/1/45	100	175
Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	100	186
Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.197%	7/1/50	500	518
Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	50	74
Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	100	145
Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	50	54
Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	100	104
Metropolitan Government of Nashville & Davidson County TN Hotel Occupancy Tax Revenue	6.731%	7/1/43	50	76
Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	400	640
Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	50	61
Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	175	205
Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/46	85	151
Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	100	143
Miami-Dade County FL Aviation Port, Airport & Marina Revenue	4.280%	10/1/41	125	138
Miami-Dade County FL Water & Sewer Water Revenue	3.490%	10/1/42	75	81
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	75	83
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	200	225
	Michigan State University College & University Revenue	4.496%	8/15/48	50	57
	Mississippi GO	5.245%	11/1/34	50	66
	Missouri Health & Educational Facilities Authority College & University Revenue	3.229%	5/15/50	100	117
	Missouri Health & Educational Facilities Authority College & University Revenue	3.652%	8/15/57	100	126
[11]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	225	290
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.081%	6/15/39	75	79
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/40	400	552
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.131%	6/15/42	100	104
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	100	168
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	400	653
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.767%	8/1/36	150	196
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.572%	11/1/38	75	102
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	100	137
	New York City Water & Sewer System Water Revenue	5.750%	6/15/41	50	77
	New York City Water & Sewer System Water Revenue	5.952%	6/15/42	50	79
	New York City Water & Sewer System Water Revenue	6.011%	6/15/42	50	79
	New York City Water & Sewer System Water Revenue	5.440%	6/15/43	100	152
	New York City Water & Sewer System Water Revenue	5.882%	6/15/44	175	284
	New York NY GO	5.517%	10/1/37	50	71
	New York NY GO	6.271%	12/1/37	100	151
	New York State Dormitory Authority College & University Revenue	3.142%	7/1/43	260	274

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	50	54
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	100	134
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	50	55
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	75	81
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	50	52
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	100	115
	New York State Urban Development Corp. Income Tax Revenue	5.770%	3/15/39	150	193
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	150	260
	Ohio State University College & University Revenue	4.910%	6/1/40	100	138
	Ohio State University College & University Revenue	4.800%	6/1/11	100	145
	Ohio State University General Receipts College & University Revenue	3.798%	12/1/46	100	122
	Ohio Turnpike & Infrastructure Commission Highway Revenue	3.216%	2/15/48	75	76
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	4.879%	12/1/34	75	92
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	150	218
	Oregon GO	5.762%	6/1/23	107	116
	Oregon GO	5.892%	6/1/27	75	94
[12]	Oregon School Boards Association GO	5.528%	6/30/28	50	60
[13]	Oregon State University College & University Revenue	3.424%	3/1/60	150	155
	Pennsylvania State University College & University Revenue	2.790%	9/1/43	200	209
	Pennsylvania State University College & University Revenue	2.840%	9/1/50	100	103
	Pennsylvania Turnpike Commission Highway Revenue	5.511%	12/1/45	75	114
	Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	75	80
	Permanent University Fund - University of Texas System College & University Revenue	3.376%	7/1/47	50	60
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	75	100
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.960%	8/1/46	250	342
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	100	112
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.031%	9/1/48	30	37
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	100	139
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	550	732
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	100	139
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	100	107
Port of Morrow OR Nuclear Revenue	2.543%	9/1/40	100	104
Regional Transportation District Sales Tax Revenue	5.844%	11/1/50	100	166
Riverside County CA Appropriations Revenue	3.818%	2/15/38	50	55
Rutgers State University of New Jersey College & University Revenue	5.665%	5/1/40	50	69
Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	25	27
Rutgers State University of New Jersey College & University Revenue	3.915%	5/1/19	75	85
Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	75	79
Sales Tax Securitization Corp. Sales Tax Revenue	3.820%	1/1/48	50	55
Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	100	125
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	4.839%	1/1/41	150	209
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	125	189
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	125	189
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	100	105
San Diego County Water Authority Water Revenue	6.138%	5/1/49	100	156
San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	100	172

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	3.375%	8/1/34	100	107
Santa Clara Valley Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	256
South Carolina Public Service Authority Electric Power & Light Revenue	6.454%	1/1/50	100	166
South Carolina Public Service Authority Nuclear Revenue	2.388%	12/1/23	50	52
State Board of Administration Finance Corp. Miscellaneous Revenue	2.638%	7/1/21	150	152
State Board of Administration Finance Corp. Miscellaneous Revenue	1.258%	7/1/25	325	332
State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	250	260
State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	250	263
State Public School Building Authority Miscellaneous Revenue	5.000%	9/15/27	50	61
Texas GO	5.517%	4/1/39	180	268
Texas GO	4.681%	4/1/40	50	68
Texas GO	3.211%	4/1/44	225	246
Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	175	200
Texas Transportation Commission GO	2.562%	4/1/42	100	102
Texas Transportation Commission GO	2.472%	10/1/44	500	503
Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	175	226
Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	100	126
University of California College & University Revenue	0.883%	5/15/25	100	101
University of California College & University Revenue	3.063%	7/1/25	100	110
University of California College & University Revenue	1.316%	5/15/27	100	102
University of California College & University Revenue	1.614%	5/15/30	125	126
University of California College & University Revenue	5.946%	5/15/45	175	254
University of California College & University Revenue	4.858%	5/15/12	225	323
University of California College & University Revenue	4.767%	5/15/15	100	140
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	350	568
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	50	81
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	130	138
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	60	64
	University of Michigan College & University Revenue	2.437%	4/1/40	100	104
	University of Michigan College & University Revenue	2.562%	4/1/50	100	106
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/49	65	71
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	250	283
	University of Texas System College & University Revenue	2.439%	8/15/49	50	51
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	100	137
	University of Texas System Regents College & University Revenue	3.354%	8/15/47	50	60
	University of Virginia College & University Revenue	2.256%	9/1/50	335	332
	University of Virginia College & University Revenue	4.179%	9/1/17	50	67
	Utah GO	4.554%	7/1/24	40	43
	Utah GO	3.539%	7/1/25	50	54
	Washington GO	5.140%	8/1/40	150	211
[12]	Wisconsin Appropriations Revenue	5.700%	5/1/26	60	71
	Wisconsin Appropriations Revenue	3.154%	5/1/27	100	113
	Wisconsin Appropriations Revenue	3.954%	5/1/36	250	280
Total Taxable Municipal Bonds (Cost $31,173)					37,809

Total Bond Market Index Portfolio
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (3.4%)
Money Market Fund (3.4%)
[14]	Vanguard Market Liquidity Fund (Cost $164,294)	0.111%	1,642,950	164,295
Total Investments (102.5%) (Cost $4,640,624)				4,989,841
Other Assets and Liabilities—Net (-2.5%)				(123,294)
Net Assets (100%)				4,866,547
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2020.
4	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate value was $34,611,000, representing 0.7% of net assets.
6	Guaranteed by the Government of Canada.
7	U.S. government-guaranteed.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
12	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
13	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
6M—6-month.
CMT—Constant Maturing Treasury Rate.
ETM—Escrowed to Maturity.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REIT—Real Estate Investment Trust.
UMBS—Uniform Mortgage-Backed Securities.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,476,330)	4,825,546
Affiliated Issuers (Cost $164,294)	164,295
Total Investments in Securities	4,989,841
Investment in Vanguard	190
Receivables for Investment Securities Sold	13,739
Receivables for Accrued Income	24,411
Receivables for Capital Shares Issued	1,881
Total Assets	5,030,062
Liabilities
Due to Custodian	838
Payables for Investment Securities Purchased	161,062
Payables for Capital Shares Redeemed	1,245
Payables to Vanguard	370
Total Liabilities	163,515
Net Assets	4,866,547
At December 31, 2020, net assets consisted of:

Paid-in Capital	4,388,468
Total Distributable Earnings (Loss)	478,079
Net Assets	4,866,547

Net Assets
Applicable to 379,823,332 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,866,547
Net Asset Value Per Share	$12.81

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Interest[1]	107,710
Total Income	107,710
Expenses
The Vanguard Group—Note B
Investment Advisory Services	111
Management and Administrative	5,639
Marketing and Distribution	501
Custodian Fees	50
Auditing Fees	82
Shareholders' Reports	61
Trustees’ Fees and Expenses	3
Total Expenses	6,447
Net Investment Income	101,263
Realized Net Gain (Loss)
Investment Securities Sold[1]	37,717
Futures Contracts	87
Realized Net Gain (Loss)	37,804
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	187,699
Net Increase (Decrease) in Net Assets Resulting from Operations	326,766
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $536,000, $36,000, and ($7,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	101,263	107,635
Realized Net Gain (Loss)	37,804	8,028
Change in Unrealized Appreciation (Depreciation)	187,699	204,615
Net Increase (Decrease) in Net Assets Resulting from Operations	326,766	320,278
Distributions[1]
Total Distributions	(107,753)	(97,897)
Capital Share Transactions
Issued	1,363,956	1,031,614
Issued in Lieu of Cash Distributions	107,753	97,897
Redeemed	(1,124,178)	(586,442)
Net Increase (Decrease) from Capital Share Transactions	347,531	543,069
Total Increase (Decrease)	566,544	765,450
Net Assets
Beginning of Period	4,300,003	3,534,553
End of Period	4,866,547	4,300,003
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.21	$11.54	$11.86	$11.77	$11.79
Investment Operations
Net Investment Income	.277[1]	.324[1]	.313[1]	.292[1]	.283
Net Realized and Unrealized Gain (Loss) on Investments	.635	.657	(.343)	.119	.007
Total from Investment Operations	.912	.981	(.030)	.411	.290
Distributions
Dividends from Net Investment Income	(.312)	(.311)	(.267)	(.283)	(.277)
Distributions from Realized Capital Gains	—	—	(.023)	(.038)	(.033)
Total Distributions	(.312)	(.311)	(.290)	(.321)	(.310)
Net Asset Value, End of Period	$12.81	$12.21	$11.54	$11.86	$11.77
Total Return	7.58%	8.67%	-0.21%	3.57%	2.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,867	$4,300	$3,535	$3,498	$2,985
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.72%	2.74%	2.48%	2.41%
Portfolio Turnover Rate[2]	94%	80%	89%	91%	104%
1	Calculated based on average shares outstanding.
2	Includes 28%, 19%, 26%, 24%, and 33% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market Index Portfolio
Notes to Financial Statements
The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2020.
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA

Total Bond Market Index Portfolio
transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.
4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management,

Total Bond Market Index Portfolio
administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $190,000, representing less than 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,015,045	—	3,015,045
Asset-Backed/Commercial Mortgage-Backed Securities	—	128,762	—	128,762
Corporate Bonds	—	1,451,508	—	1,451,508
Sovereign Bonds	—	192,422	—	192,422
Taxable Municipal Bonds	—	37,809	—	37,809
Temporary Cash Investments	164,295	—	—	164,295
Total	164,295	4,825,546	—	4,989,841
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the treatment of deflation and amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	108,979
Undistributed Long-Term Gains	25,808
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	343,292

Total Bond Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	107,753	97,897
Long-Term Capital Gains	—	—
Total	107,753	97,897
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,646,548
Gross Unrealized Appreciation	355,468
Gross Unrealized Depreciation	(12,176)
Net Unrealized Appreciation (Depreciation)	343,292
E.	During the year ended December 31, 2020, the portfolio purchased $390,798,000 of investment securities and sold $120,913,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,290,299,000 and $4,200,132,000, respectively.
F.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	108,475	86,771
Issued in Lieu of Cash Distributions	8,789	8,535
Redeemed	(89,637)	(49,300)
Net Increase (Decrease) in Shares Outstanding	27,627	46,006
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 35% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.

Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Total Bond Market Index Portfolio

Special 2020 tax information (unaudited) for corporate shareholders only for Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 93.0%.

Total Bond Market Index Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Municipal Bond Funds. Investors acquire the Total Bond Market Index Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Portfolio. The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Portfolio.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET INDEX PORTFOLIO.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018– present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

(2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q690GBI 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Growth Portfolio returned 43.09%, topping the 38.49% return of its benchmark, the Russell 1000 Growth Index. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity Fund (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive containment efforts resulted in a sharp economic downturn. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Although stocks initially plummeted, they finished the year significantly higher, thanks in part to policymakers’ rapid and robust monetary and fiscal action. The development and rollout of vaccines also helped the market rally.
•	Stock selection, especially within information technology, industrials, and communication services, drove the outperformance. An underweight allocation to the lagging health care sector, and selection within it, also helped relative returns. An underweight to, and selection within, consumer discretionary held back results.
•	For the decade ended December 31, 2020, the portfolio’s average annual return of 17.11% was about the same as that of its benchmark.
•	In January 2021, shareholders approved a Vanguard proxy proposal to reclassify the portfolio’s diversification status to “non-diversified” as defined under the Investment Company Act of 1940. This change gives the portfolio managers increased investment flexibility and raises the potential for better investment performance. However, it also presents a heightened degree of investment risk, as non-diversified funds can make more concentrated investments.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisors’ Report
The Growth Portfolio returned 43.09% for the 12 months ended December 31, 2020. It outpaced the 38.49% return of its benchmark, the Russell 1000 Growth Index.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 21, 2021.
Jackson Square Partners, LLC
Portfolio Managers:
Jeffrey S. Van Harte, CFA
Chairman and Chief Investment Officer
Christopher M. Ericksen, CFA
Daniel J. Prislin, CFA
William (Billy) G. Montana
For the 12 months ended December 31, 2020, the performance of assets we managed was largely driven by our stock exposure. On a sector level, information technology was the largest contributor and financials was the largest detractor.
Twilio, a cloud communications platform, contributed most to relative performance. Instant digital communication with customers and employees across any medium in any geography is a hugely complex problem that businesses increasingly need to solve. We believe Twilio—which is the leading communications-as-a-service platform and several times larger than its biggest competitor—will be the primary beneficiary of that trend. In this addressable market, which is tens of billions of dollars and essentially untapped, we expect Twilio’s market share to expand meaningfully, driving consistently high revenue growth for many years.
Constellation Brands, a producer and marketer of beer, wine, and spirits, detracted. Investors became concerned about the extent of the company’s leverage and about the several unexpected anti-business initiatives from the Mexican government that hurt Constellation. We sold our position in favor of more attractive opportunities.
Earnings growth for the average company will naturally remain under scrutiny, given the impacts of COVID-19. However, companies’ fundamentals vary, and these variations can make a significant difference. Many firms have shown resilience in difficult circumstances—some even demonstrating strength and growth as beneficiaries of the pandemic.
At Jackson Square, our portfolio turnover has increased in recent quarters, as we have focused on taking advantage of market volatility to purchase some securities at the largest discounts to intrinsic business value seen since the end of the Global Financial Crisis. We also pruned from our portfolio companies that were struggling with fundamentals or carrying more leverage than we deemed prudent during these challenging times. We will continue to remain vigilant in watching for market volatility that may give us more opportunities to enhance and refine the portfolio.
With the transfer of power to President Biden complete, investor concerns will shift to assessing the impact of potential policy changes combined with a global economy that is positioned to grow once the effects of the pandemic begin to abate later in the year. Regardless of policy outcomes or where oscillating investor sentiment stands in any given period, we remain consistent in our long-term investment philosophy: We want to own strong secular-growth companies with solid business models and competitive positions that can grow market share and deliver shareholder value in a variety of market environments.
Wellington Management Company llp
Portfolio Manager:
Andrew J. Shilling, CFA
Senior Managing Director
Our portion of the portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.
U.S. equities, as measured by the Standard & Poor’s 500 Index, returned 18.40% for the period. Growth stocks outperformed value stocks and large-cap companies slightly outpaced their smaller-cap peers.
Our holdings within industrials, health care, financials, and information technology contributed to relative performance; our consumer discretionary stocks detracted from it. Sector allocation, a result of our bottom-up stock selection process, also helped, with an overweight to information technology and an underweight to health care the main contributors here.
Top contributors included DocuSign, an electronic signature solutions company leading the increasing digitization of agreement workflows. The rapid shift to a work-from-home environment amid the
2

pandemic created strong demand for initial deals at big companies, opening the door to future cross-selling opportunities in more complex offerings. We meaningfully trimmed our position on strength over the course of the year. Given the large, underpenetrated addressable market that DocuSign is growing into, however, we maintain a modestly overweight position in the company.
Square, a digital payments platform, was another standout. After initially declining sharply in March on concerns about reduced levels of in-person transactions, it quickly rebounded as investors realized that electronic payments would dramatically increase because of the pandemic. In fact, the company’s Cash App—similar to PayPal’s Venmo app—is seeing increased adoption as people shift from using physical cash to making digital payments.
Online payments company PayPal was another top contributor. It benefited from significant growth in payment volume and active users, and from the continued
success of its Venmo app.
On the other side of the ledger, our lack of exposure to Tesla held back results. Other notable detractors included an overweight to FleetCor Technologies and an underweight to Apple.
Tesla, the leader in electric vehicles, returned more than 740% for the year. The company executed better than expected amid a number of operational challenges; it also benefited from delays in their competitors’ electric vehicle programs. Although we are disappointed to have missed this sizeable outperformance, we also believe that sentiment has run well ahead of fundamentals; therefore, we continue to avoid the stock.
FleetCor Technologies is an electronic payments company focused on truck-fleet fuel cards, with a growing non-fuel related services segment. Given the core focus on fuel cards for trucking fleets, the onset of the pandemic represented a notable headwind to the business as trucking volumes saw a sharp decline. We used this short-term weakness to add to our position. In our view, the company has a number of secular drivers to help reaccelerate the business.
Lastly, our underweight to Apple held back performance. Although Apple has continued to defy high expectations with a strong iPhone cycle around the 5G rollout and growth in its services segment, we have been finding more compelling risk/reward opportunities elsewhere.
Stepping back, our holdings consist of high-quality, growing companies protected by sustainable barriers to entry and benefiting from long-term secular trends. We continue to believe that powerful structural changes in our economy are moving hundreds of billions of dollars into new business areas such as electronic payments, e-commerce, digital media, life sciences, and cloud computing. By identifying competitively advantaged companies at the forefront of these trends and applying our rigorous valuation discipline, we believe our holdings should outperform over the long term.
Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jackson Square Partners, LLC	50	626	Uses a bottom-up approach, seeking companies that have large end-market potential, dominant business models, and strong free-cash-flow generation that is attractively priced compared with the intrinsic value of the securities.
Wellington Management Company llp	48	594	Employs proprietary fundamental research and a rigorous valuation discipline in an effort to invest in high-quality, large-capitalization, sustainable-growth companies. The firm's philosophy is based on the belief that stock prices often overreact to short-term trends and that bottom-up, intensive research focused on longer-term fundamentals can be used to identify stocks that will outperform the market over time.
Cash Investments	2	27	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Growth Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,257.08	$2.27
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.13	2.03
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
4

Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Growth Portfolio	43.09%	19.96%	17.11%	$48,502
Russell 1000 Growth Index	38.49	21.00	17.21	48,930
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240

See Financial Highlights for dividend and capital gains information.
5

Growth Portfolio
Portfolio Allocation
As of December 31, 2020
Communication Services	12.5%
Consumer Discretionary	13.9
Consumer Staples	1.5
Financials	4.0
Health Care	9.8
Industrials	8.2
Information Technology	48.6
Materials	1.3
Real Estate	0.2
Other	0.0
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.5%)
Communication Services (12.1%)
*	Match Group Inc.	185,120	27,988
*	Alphabet Inc. Class C	15,565	27,268
*	Charter Communications Inc. Class A	41,160	27,229
*	Facebook Inc. Class A	71,078	19,416
*	Alphabet Inc. Class A	10,575	18,534
*	Netflix Inc.	33,699	18,222
*	Walt Disney Co.	28,120	5,095
*	ZoomInfo Technologies Inc. Class A	103,701	5,002
*	Twitter Inc.	48,846	2,645
			151,399
Consumer Discretionary (13.6%)
*	Amazon.com Inc.	25,588	83,338
	NIKE Inc. Class B	158,319	22,397
	Starbucks Corp.	147,756	15,807
*	Airbnb Inc. Class A	58,302	8,559
	TJX Cos. Inc.	119,848	8,184
*	DraftKings Inc. Class A	114,968	5,353
*	Burlington Stores Inc.	19,982	5,226
*	Alibaba Group Holding Ltd. ADR	17,357	4,040
*	Lululemon Athletica Inc.	11,150	3,881
	Home Depot Inc.	12,109	3,216
*	Booking Holdings Inc.	1,416	3,154
*	O'Reilly Automotive Inc.	6,896	3,121
*,1	Airbnb Inc. Class B	19,944	2,635
			168,911
Consumer Staples (1.5%)
	Constellation Brands Inc. Class A	51,187	11,213
*	Monster Beverage Corp.	73,932	6,837
			18,050
Financials (3.9%)
	KKR & Co. Inc.	411,289	16,653
	American Express Co.	65,064	7,867
	Progressive Corp.	62,319	6,162
	Marsh & McLennan Cos. Inc.	35,065	4,103
	MarketAxess Holdings Inc.	6,970	3,977
*	Markel Corp.	3,402	3,515
	Blackstone Group Inc. Class A	53,268	3,452
	S&P Global Inc.	10,388	3,415
			49,144
Health Care (9.6%)
*	Edwards Lifesciences Corp.	281,784	25,707
*	Illumina Inc.	63,193	23,381
		Shares	Market Value• ($000)
*	Intuitive Surgical Inc.	24,652	20,168
*	Veeva Systems Inc. Class A	51,443	14,005
	UnitedHealth Group Inc.	26,623	9,336
*	ABIOMED Inc.	25,260	8,189
*	Boston Scientific Corp.	184,488	6,632
*	Seagen Inc.	20,826	3,648
*	Mettler-Toledo International Inc.	2,698	3,075
*	Penumbra Inc.	15,301	2,678
	Danaher Corp.	7,322	1,627
*	Biogen Inc.	5,064	1,240
			119,686
Industrials (8.0%)
*	Uber Technologies Inc.	806,650	41,139
	Waste Management Inc.	154,829	18,259
	TransUnion	89,918	8,922
*	Copart Inc.	57,250	7,285
	IHS Markit Ltd.	61,943	5,564
	Canadian National Railway Co.	43,103	4,735
	Northrop Grumman Corp.	14,985	4,566
*	Airbus SE ADR	102,113	2,790
	JB Hunt Transport Services Inc.	18,160	2,481
	Equifax Inc.	12,102	2,334
	IDEX Corp.	6,994	1,393
			99,468
Information Technology (47.4%)
	Microsoft Corp.	412,057	91,650
	Apple Inc.	362,622	48,116
	Visa Inc. Class A	207,420	45,369
*	PayPal Holdings Inc.	189,432	44,365
	Mastercard Inc. Class A	122,861	43,854
*	ServiceNow Inc.	64,220	35,349
*	Twilio Inc. Class A	93,494	31,648
*	Autodesk Inc.	90,462	27,622
*	Adobe Inc.	53,380	26,696
*	Paycom Software Inc.	51,328	23,213
*	Coupa Software Inc.	52,348	17,741
*	Wix.com Ltd.	56,410	14,100
*	Advanced Micro Devices Inc.	143,166	13,130
*	salesforce.com Inc.	56,050	12,473
*	Datadog Inc. Class A	121,386	11,949
*	Square Inc. Class A	49,791	10,836
*	FleetCor Technologies Inc.	38,294	10,448
	SS&C Technologies Holdings Inc.	132,421	9,634
	Microchip Technology Inc.	67,705	9,351
	Global Payments Inc.	39,969	8,610
		Shares	Market Value• ($000)
*	Workday Inc. Class A	35,233	8,442
	Fidelity National Information Services Inc.	57,648	8,155
	NVIDIA Corp.	15,053	7,861
	CDW Corp.	47,099	6,207
	Intuit Inc.	14,460	5,493
*	Splunk Inc.	31,766	5,397
*	Tyler Technologies Inc.	10,170	4,439
*	Shopify Inc. Class A	2,697	3,053
*	DocuSign Inc. Class A	11,287	2,509
	Monolithic Power Systems Inc.	5,104	1,869
*	Ceridian HCM Holding Inc.	16,463	1,754
			591,333
Materials (1.2%)
	Ball Corp.	165,398	15,412
Other (0.0%)
*,1,2	The We Company Class A PP	1,460	5
Real Estate (0.2%)
	Equinix Inc.	3,877	2,769
Total Common Stocks (Cost $724,823)			1,216,177
Preferred Stocks (0.1%)
*,1,2,3	The We Company Pfd. D1 PP	19,954	126
*,1,2,3	The We Company Pfd. D2 PP	15,678	99
Total Preferred Stocks (Cost $593)			225
Temporary Cash Investments (2.5%)
Money Market Fund (2.3%)
[4]	Vanguard Market Liquidity Fund, 0.111%	287,490	28,749
7

Growth Portfolio
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (0.2%)
Bank of America Securities LLC 0.080%, 1/4/21 (Dated 12/31/20, Repurchase Value $2,800,000, collateralized by Government National Mortgage Association, 2.984%, 9/20/70, with a value of $2,856,000)	2,800	2,800
Total Temporary Cash Investments (Cost $31,549)		31,549
Total Investments (100.1%) (Cost $756,965)		1,247,951
Other Assets and Liabilities—Net (-0.1%)		(738)
Net Assets (100%)		1,247,213
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Restricted securities totaling $2,865,000, representing 0.2% of net assets. See Restricted Securities table for additional information.
2	Security value determined using significant unobservable inputs.
3	Perpetual security with no stated maturity date.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
PP—Private Placement.
Restricted Securities as of Period End
Security Name	Acquisition Date	Acquisition Cost ($000)
The We Company Pfd. D1 PP	December 2014	332
The We Company Pfd. D2 PP	December 2014	261
The We Company Class A PP	December 2014	24
Airbnb Inc. Class B	June 2015	928

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2021	158	29,616	675

See accompanying Notes, which are an integral part of the Financial Statements.
8

Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $728,216)	1,219,202
Affiliated Issuers (Cost $28,749)	28,749
Total Investments in Securities	1,247,951
Investment in Vanguard	46
Cash	40
Cash Collateral Pledged—Futures Contracts	1,746
Foreign Currency, at Value (Cost $16)	16
Receivables for Accrued Income	49
Receivables for Capital Shares Issued	103
Variation Margin Receivable—Futures Contracts	194
Total Assets	1,250,145
Liabilities
Payables for Investment Securities Purchased	3
Payables to Investment Advisor	472
Payables for Capital Shares Redeemed	2,289
Payables to Vanguard	168
Total Liabilities	2,932
Net Assets	1,247,213
At December 31, 2020, net assets consisted of:

Paid-in Capital	640,346
Total Distributable Earnings (Loss)	606,867
Net Assets	1,247,213

Net Assets
Applicable to 34,700,458 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,247,213
Net Asset Value Per Share	$35.94

See accompanying Notes, which are an integral part of the Financial Statements.
9

Growth Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends[1]	4,816
Interest[2]	225
Securities Lending—Net	3
Total Income	5,044
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,424
Performance Adjustment	124
The Vanguard Group—Note C
Management and Administrative	2,291
Marketing and Distribution	76
Custodian Fees	11
Auditing Fees	30
Shareholders' Reports and Proxy	37
Trustees’ Fees and Expenses	1
Total Expenses	3,994
Expenses Paid Indirectly	(34)
Net Expenses	3,960
Net Investment Income	1,084
Realized Net Gain (Loss)
Investment Securities Sold[2]	109,834
Futures Contracts	5,507
Realized Net Gain (Loss)	115,341
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	252,929
Futures Contracts	393
Change in Unrealized Appreciation (Depreciation)	253,322
Net Increase (Decrease) in Net Assets Resulting from Operations	369,747
1	Dividends are net of foreign withholding taxes of $10,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $209,000, $2,000, and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,084	3,114
Realized Net Gain (Loss)	115,341	42,823
Change in Unrealized Appreciation (Depreciation)	253,322	154,081
Net Increase (Decrease) in Net Assets Resulting from Operations	369,747	200,018
Distributions[1]
Total Distributions	(47,001)	(80,637)
Capital Share Transactions
Issued	253,376	90,716
Issued in Lieu of Cash Distributions	47,001	80,637
Redeemed	(167,365)	(97,322)
Net Increase (Decrease) from Capital Share Transactions	133,012	74,031
Total Increase (Decrease)	455,758	193,412
Net Assets
Beginning of Period	791,455	598,043
End of Period	1,247,213	791,455
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
10

Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$26.95	$22.82	$23.99	$19.70	$22.58
Investment Operations
Net Investment Income	.033[1]	.108[1]	.113[1]	.094[1]	.115
Net Realized and Unrealized Gain (Loss) on Investments	10.536	7.119	.038	5.685	(.465)
Total from Investment Operations	10.569	7.227	.151	5.779	(.350)
Distributions
Dividends from Net Investment Income	(.104)	(.108)	(.080)	(.116)	(.126)
Distributions from Realized Capital Gains	(1.475)	(2.989)	(1.241)	(1.373)	(2.404)
Total Distributions	(1.579)	(3.097)	(1.321)	(1.489)	(2.530)
Net Asset Value, End of Period	$35.94	$26.95	$22.82	$23.99	$19.70
Total Return	43.09%	33.82%	0.20%	30.92%	-1.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,247	$791	$598	$558	$415
Ratio of Total Expenses to Average Net Assets[2]	0.41%[3]	0.40%	0.39%	0.40%	0.42%
Ratio of Net Investment Income to Average Net Assets	0.11%	0.43%	0.45%	0.43%	0.53%
Portfolio Turnover Rate	41%	32%	47%	28%	28%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, (0.01%), and 0.00%.
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.40%.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Growth Portfolio
Notes to Financial Statements
The Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of
12

Growth Portfolio
the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
13

Growth Portfolio
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Jackson Square Partners, LLC, and Wellington Management Company llp, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Jackson Square Partners, LLC and Wellington Management Company llp, are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years.
In February 2021, the board of trustees approved a restructuring of the portfolio's investment advisory team, removing Jackson Square Partners, LLC, as an investment advisor to the portfolio.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.15% of the portfolio’s average net assets, before an increase of $124,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $46,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2020, these arrangements reduced the portfolio’s management and administrative expenses by $34,000 and custodian fees by less than $1,000. The total expense reduction represented an effective annual rate of less than 0.01% of the portfolio’s average net assets.
E.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
14

Growth Portfolio
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,213,537	2,635	5	1,216,177
Preferred Stocks	—	—	225	225
Temporary Cash Investments	28,749	2,800	—	31,549
Total	1,242,286	5,435	230	1,247,951
Derivative Financial Instruments
Assets
Futures Contracts[1]	194	—	—	194
1	Represents variation margin on the last day of the reporting period.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	14,546
Undistributed Long-Term Gains	101,987
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	490,334
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	4,091	2,812
Long-Term Capital Gains	42,910	77,825
Total	47,001	80,637
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	757,617
Gross Unrealized Appreciation	494,951
Gross Unrealized Depreciation	(4,617)
Net Unrealized Appreciation (Depreciation)	490,334
G.	During the year ended December 31, 2020, the portfolio purchased $480,707,000 of investment securities and sold $382,467,000 of investment securities, other than temporary cash investments.
15

Growth Portfolio
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	8,998	3,626
Issued in Lieu of Cash Distributions	2,174	3,465
Redeemed	(5,844)	(3,929)
Net Increase (Decrease) in Shares Outstanding	5,328	3,162
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 72% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no other events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
17

Special 2020 tax information (unaudited) for corporate shareholders only for Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $42,909,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 31.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
18

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690G 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
High Yield Bond Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	3
Performance Summary	4
Financial Statements	6
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the High Yield Bond Portfolio returned 5.67%, lagging the 7.53% return of its benchmark, the High-Yield Corporate Composite Index.
•	The year was defined by the COVID-19 pandemic and efforts to contain it. Travel restrictions, supply-chain disruptions, business closures, and a spike in unemployment led swiftly to deep recessions around the world. In response, many governments were quick to provide fiscal stimulus in the form of spending, loans, loan guarantees, job retention programs, and extended unemployment benefits. Central banks in developed markets rapidly cut interest rates, restarted or expanded asset purchases, and provided additional liquidity. They also pledged to remain vigilant and take more actions if needed.
•	U.S. Treasuries returned 8.00%, as represented by the Bloomberg Barclays U.S. Treasury Index. Mortgage-backed securities returned less, but corporate bonds fared better, returning 9.89%, as represented by the Bloomberg Barclays U.S. Corporate Bond Index. Lower-rated investment-grade bonds bested higher-rated ones, and longer-dated bonds significantly outperformed shorter-dated ones. The spread between corporate yields and Treasury yields tightened.
•	Within the high-yield market, however, the spread widened. Higher-quality bonds generally outperformed those of lower quality. Among corporates, high-yield bonds issued by utilities bested those issued by financial and industrial companies.
•	For the 10 years ended December 31, 2020, the portfolio posted an average annual return of 6.38%. Its benchmark index recorded an average annual return of 6.57%.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisor’s Report
The investment environment
For the 12 months ended December 31, 2020, the High Yield Bond Portfolio returned 5.67%, compared with the benchmark return of 7.53%. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
The benefits of coupon income and decreasing interest rates offset the impact of wider credit spreads. Sovereign yields declined to record lows in several developed markets, a result of global recession fears caused by the COVID-19 pandemic.
High-yield bond spreads widened sharply in March over expectations that the decline in economic activity and supply-chain disruptions would cause credit fundamentals to deteriorate. The spreads subsequently tightened, however, reducing most of that widening by the end of the year.
Global central banks and governments deployed extraordinary monetary and fiscal stimulus during the year to support businesses and consumers. The Federal Reserve cut short-term interest rates to a range of 0%–0.25% and increased the size and scope of its asset purchase program. The European Central Bank launched its own massive asset purchase program, which included nonfinancial commercial paper for the first time, and eased collateral rules.
The 10-year U.S. Treasury yield fell to 0.91% at the end of December 2020 from 1.92% at the end of December 2019. Because bond yields and prices move in opposite directions, bond prices rose. The spread of the high-yield market widened to 360 basis points over Treasuries as of December 31, 2020, from 336 basis points at the end of 2019. The average price of high-yield bonds increased $4, to $105.
There was notable dispersion in performance by credit quality over the year as the high-yield market generally rewarded higher-quality credits, given their greater sensitivity to changes in interest rates. The highest-rated BB bonds led, returning 10.17%, according to Bloomberg Barclays High Yield Index data, while CCC-rated bonds lagged, with a 2.27% return. B-rated bonds returned 4.59%.
Our medium- to long-term macroeconomic outlook is optimistic. We expect fiscal and monetary stimulus, as well as vaccine distribution, to support the economic recovery. While we anticipate a strong rebound in the second half of 2021, we expect a difficult short-term environment because of spiking COVID-19 cases across the U.S. and disappointing initial vaccine distribution.
Although still above average, the high-yield default rate has fallen materially on the back of massive monetary and fiscal stimulus, along with wide-open capital markets. We expect defaults will continue to trend lower during 2021. Much of the “COVID discount” from last year has been narrowed, but pockets of opportunity remain. In sectors directly affected by COVID-19, security selection is key.
We expect some business models to fail because of permanent secular and/or behavioral changes, while others can adjust if capital markets give them adequate time and liquidity. We believe demand is likely to stay strong for the foreseeable future, as global interest rates stay low and aging demographic cohorts continue to seek higher yields.
Our near-term view of the high-yield market remains cautious. We believe that maintaining a slightly defensive risk posture, with an intense focus on security selection, is warranted amid spiking COVID-19 numbers, the U.S. political transition, the waning effects of government stimulus, and the fact that credit spreads tightened from last year.
Our longer-term outlook is more positive, however. We see plenty of reasons to be optimistic as we look nine to 12 months out from now. While bouts of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.
The portfolio’s shortfalls
Positioning and security section in the energy and financial institutions sectors detracted from relative returns. Credit selection in the food and beverage segment also hurt relative performance.
The portfolio’s successes
The portfolio benefited from positioning and positive credit selection in the transportation sector, as well as credit selection in the pharmaceuticals sector. An underweight to government securities also helped relative performance.
The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names in the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum.
We lean toward higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.
Michael L. Hong, CFA,
Senior Managing Director and Fixed
Income Portfolio Manager
Wellington Management Company llp
January 21, 2021
2

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
High Yield Bond Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,091.40	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.83	1.32
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
3

High Yield Bond Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High Yield Bond Portfolio	5.67%	7.22%	6.38%	$18,566
High-Yield Corporate Composite Index	7.53	7.93	6.57	18,899
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.11	8.59	6.80	19,304
High-Yield Corporate Composite Index: Weighted 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index.
See Financial Highlights for dividend and capital gains information.
4

High Yield Bond Portfolio
Portfolio Allocation
As of December 31, 2020
Communications	20.4%
Consumer Discretionary	14.0
Consumer Staples	4.5
Energy	8.7
Financials	8.5
Health Care	10.7
Industrials	7.3
Materials	11.5
Real Estate	0.9
Technology	11.8
Utilities	1.5
Other	0.2
The table reflects the portfolio’s investments, except for short-term investments and derivatives.
5

High Yield Bond Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (94.8%)
Communications (19.3%)
[1,2]	Altice Financing SA	2.250%	1/15/25	490	578
[2]	Altice Financing SA	3.000%	1/15/28	1,250	1,470
[1,2]	Altice Financing SA	3.000%	1/15/28	1,260	1,482
[1]	Altice Financing SA	5.000%	1/15/28	1,720	1,754
[1,2]	Altice France SA	2.125%	2/15/25	585	689
[1]	Altice France SA	7.375%	5/1/26	4,025	4,236
[1]	Altice France SA	5.500%	1/15/28	1,700	1,768
	Belo Corp.	7.750%	6/1/27	920	1,068
	Belo Corp.	7.250%	9/15/27	667	765
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	775	801
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	1,630	1,691
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	445	463
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/28	320	338
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	2,530	2,694
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.250%	2/1/31	2,055	2,165
[1]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	5/1/32	3,161	3,374
	CenturyLink Inc.	6.750%	12/1/23	755	837
	CenturyLink Inc.	7.500%	4/1/24	557	624
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	891	1,259
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	500	623
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	600	730
[1]	CSC Holdings LLC	5.500%	5/15/26	3,890	4,036
[1]	CSC Holdings LLC	5.500%	4/15/27	2,610	2,767
[1]	CSC Holdings LLC	6.500%	2/1/29	1,025	1,154
[1]	CSC Holdings LLC	4.125%	12/1/30	6,305	6,573
[1]	CSC Holdings LLC	3.375%	2/15/31	1,935	1,908
	DISH DBS Corp.	6.750%	6/1/21	1,935	1,969
	DISH DBS Corp.	5.875%	7/15/22	3,746	3,910
	DISH DBS Corp.	5.000%	3/15/23	1,384	1,431
	DISH DBS Corp.	5.875%	11/15/24	2,405	2,516
	DISH DBS Corp.	7.750%	7/1/26	3,685	4,118
	DISH DBS Corp.	7.375%	7/1/28	4,005	4,265
	Embarq Corp.	7.995%	6/1/36	720	884
[1]	Frontier Communications Corp.	5.875%	10/15/27	810	876
[1]	Frontier Communications Corp.	5.000%	5/1/28	2,645	2,757
[1]	Frontier Communications Corp.	6.750%	5/1/29	1,680	1,798
[1]	Gray Television Inc.	5.875%	7/15/26	2,280	2,383
[1]	Gray Television Inc.	7.000%	5/15/27	715	783
[1]	Gray Television Inc.	4.750%	10/15/30	970	987
	Lamar Media Corp.	3.750%	2/15/28	1,770	1,819
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lamar Media Corp.	4.000%	2/15/30	1,920	1,992
[1,2]	Lorca Telecom Bondco SA	4.000%	9/18/27	760	975
[1]	Netflix Inc.	3.625%	6/15/25	335	356
	Netflix Inc.	4.375%	11/15/26	3,405	3,762
	Netflix Inc.	5.875%	11/15/28	140	167
[1]	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.000%	8/15/27	439	451
[1]	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	1,882	1,917
	Quebecor Media Inc.	5.750%	1/15/23	2,810	3,031
[1]	Scripps Escrow II Inc.	3.875%	1/15/29	1,835	1,913
[1]	Scripps Escrow II Inc.	5.375%	1/15/31	250	262
[1]	Sirius XM Radio Inc.	4.625%	7/15/24	1,640	1,697
[1]	Sirius XM Radio Inc.	5.375%	7/15/26	300	313
[1]	Sirius XM Radio Inc.	4.125%	7/1/30	3,845	4,085
	Sprint Capital Corp.	6.875%	11/15/28	915	1,207
	Sprint Capital Corp.	8.750%	3/15/32	720	1,136
	Sprint Corp.	7.875%	9/15/23	6,974	8,072
	Sprint Corp.	7.125%	6/15/24	2,101	2,453
	Sprint Corp.	7.625%	2/15/25	1,595	1,906
	Telecom Italia Capital SA	6.375%	11/15/33	381	467
	Telecom Italia Capital SA	6.000%	9/30/34	1,085	1,316
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,773
[1]	Telecom Italia SPA	5.303%	5/30/24	445	484
[1]	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	4,000	4,248
	Time Warner Cable LLC	5.875%	11/15/40	60	79
	Time Warner Cable LLC	5.500%	9/1/41	1,223	1,574
	T-Mobile USA Inc.	6.500%	1/15/26	690	712
	T-Mobile USA Inc.	4.500%	2/1/26	260	266
	T-Mobile USA Inc.	5.375%	4/15/27	3,510	3,760
[1]	UPC Holding BV	5.500%	1/15/28	2,100	2,208
	ViacomCBS Inc.	5.875%	2/28/57	2,560	2,650
	ViacomCBS Inc.	6.250%	2/28/57	944	1,058
	Videotron Ltd.	5.000%	7/15/22	2,972	3,121
[1]	Videotron Ltd.	5.375%	6/15/24	260	286
[1]	Videotron Ltd.	5.125%	4/15/27	1,750	1,855
[1]	Virgin Media Secured Finance plc	5.500%	8/15/26	940	978
[1]	Virgin Media Secured Finance plc	5.500%	5/15/29	1,510	1,631
[1]	Virgin Media Secured Finance plc	4.500%	8/15/30	1,190	1,244
[1,3]	Virgin Media Vendor Financing Notes III DAC	4.875%	7/15/28	1,090	1,522
[1]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	1,075	1,113
[1]	Vmed O2 UK Financing I plc	4.250%	1/31/31	3,140	3,203
[1]	VTR Comunicaciones SPA	5.125%	1/15/28	630	673
[1]	VTR Finance NV	6.375%	7/15/28	255	278
[1]	WMG Acquisition Corp.	5.500%	4/15/26	2,651	2,747
[1,2]	WMG Acquisition Corp.	3.625%	10/15/26	220	278
[1,2]	WMG Acquisition Corp.	2.750%	7/15/28	520	653
[1]	WMG Acquisition Corp.	3.875%	7/15/30	1,915	2,030
[1]	WMG Acquisition Corp.	3.000%	2/15/31	2,540	2,489
[1]	Ziggo BV	5.500%	1/15/27	1,695	1,778
[1]	Ziggo BV	4.875%	1/15/30	2,299	2,414
					160,926
6

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Discretionary (13.3%)
[1]	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	2,059	2,100
[1]	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	1,185	1,206
[1]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	1,500	1,547
[1]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	1,370	1,370
[1]	1011778 BC ULC / New Red Finance Inc.	4.000%	10/15/30	3,325	3,350
[1]	Adient Global Holdings Ltd.	4.875%	8/15/26	1,090	1,115
[1]	Adient US LLC	7.000%	5/15/26	540	585
[1]	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	820	852
[1]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	2,226	2,312
	Asbury Automotive Group Inc.	4.500%	3/1/28	505	526
	Asbury Automotive Group Inc.	4.750%	3/1/30	489	521
[4,5]	Bass Pro Group LLC Bank Loan, 3M USD LIBOR + 5.000%	5.750%	1/29/21	1,872	1,875
	Boyd Gaming Corp.	6.000%	8/15/26	100	104
	Boyd Gaming Corp.	4.750%	12/1/27	3,725	3,869
[1]	Caesars Entertainment Inc.	6.250%	7/1/25	1,810	1,928
[1]	Caesars Entertainment Inc.	8.125%	7/1/27	1,810	2,002
[1]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	610	644
[1]	Caesars Resort Collection LLC / CRC Finco Inc.	5.250%	10/15/25	4,754	4,802
	Cedar Fair LP	5.250%	7/15/29	1,645	1,690
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp.	5.375%	6/1/24	535	539
	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	775	794
[1,2]	Cirsa Finance International Sarl	6.250%	12/20/23	1,460	1,776
[1]	Cirsa Finance International Sarl	7.875%	12/20/23	1,523	1,538
[1]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	358	384
[1]	Clarios Global LP / Clarios US Finance Co.	8.500%	5/15/27	804	872
[4,5]	Clarios Global LP Bank Loan, 3M USD LIBOR + 3.500%	3.647%	1/29/21	1,052	1,047
	Ford Motor Credit Co. LLC	3.336%	3/18/21	907	908
	Ford Motor Credit Co. LLC	3.470%	4/5/21	400	400
	Ford Motor Credit Co. LLC	5.875%	8/2/21	1,332	1,360
	Ford Motor Credit Co. LLC	3.813%	10/12/21	580	587
	Ford Motor Credit Co. LLC	3.219%	1/9/22	210	212
	Ford Motor Credit Co. LLC	3.339%	3/28/22	200	202
	Ford Motor Credit Co. LLC	2.979%	8/3/22	250	254
	Ford Motor Credit Co. LLC	4.250%	9/20/22	420	433
	Ford Motor Credit Co. LLC	3.350%	11/1/22	200	203
	Ford Motor Credit Co. LLC	3.087%	1/9/23	325	328
[5]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.080%	1.296%	8/3/22	200	195
[5]	Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	1.456%	2/15/23	255	245
[1]	Group 1 Automotive Inc.	4.000%	8/15/28	125	128
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Hanesbrands Inc.	4.625%	5/15/24	730	766
[1]	Hanesbrands Inc.	5.375%	5/15/25	615	652
[1]	Hanesbrands Inc.	4.875%	5/15/26	2,974	3,227
[4,5,6]	IRB Holding Corp.	1.000%	12/15/27	2,800	2,796
[1]	Jacobs Entertainment Inc.	7.875%	2/1/24	600	616
[1]	JELD-WEN Inc.	4.625%	12/15/25	345	353
[1]	JELD-WEN Inc.	4.875%	12/15/27	395	421
[1]	KAR Auction Services Inc.	5.125%	6/1/25	1,819	1,867
	KB Home	7.000%	12/15/21	215	223
	KB Home	7.500%	9/15/22	215	235
	KB Home	7.625%	5/15/23	1,300	1,433
	KB Home	4.800%	11/15/29	370	407
[1]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.250%	6/1/26	872	905
[1]	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	4.750%	6/1/27	1,010	1,066
[1]	L Brands Inc.	6.875%	7/1/25	765	830
[1]	L Brands Inc.	6.625%	10/1/30	2,130	2,354
	Lennar Corp.	4.125%	1/15/22	685	703
	Lennar Corp.	4.500%	4/30/24	1,965	2,179
	Lennar Corp.	5.875%	11/15/24	490	568
	Lennar Corp.	5.250%	6/1/26	270	320
	Lennar Corp.	5.000%	6/15/27	1,245	1,472
	Lennar Corp.	4.750%	11/29/27	1,085	1,282
[1]	Lithia Motors Inc.	5.250%	8/1/25	171	178
[1]	Lithia Motors Inc.	4.625%	12/15/27	1,945	2,057
[1]	Lithia Motors Inc.	4.375%	1/15/31	870	931
	Macy's Retail Holdings LLC	2.875%	2/15/23	41	39
	Macy's Retail Holdings LLC	3.625%	6/1/24	254	244
	Macy's Retail Holdings LLC	4.500%	12/15/34	150	115
	Macy's Retail Holdings LLC	5.125%	1/15/42	132	101
	Macy's Retail Holdings LLC	4.300%	2/15/43	585	422
[1]	Mattel Inc.	6.750%	12/31/25	835	878
[1]	Mattel Inc.	5.875%	12/15/27	1,910	2,120
	MGM Resorts International	6.000%	3/15/23	680	724
	MGM Resorts International	5.750%	6/15/25	985	1,086
[1]	Michaels Stores Inc.	4.750%	10/1/27	1,790	1,839
[1]	PetSmart Inc.	5.875%	6/1/25	1,930	1,978
	PulteGroup Inc.	5.500%	3/1/26	2,015	2,395
	PulteGroup Inc.	5.000%	1/15/27	130	153
	PVH Corp.	4.625%	7/10/25	1,135	1,274
[1]	Scientific Games International Inc.	7.000%	5/15/28	525	563
	Service Corp. International	8.000%	11/15/21	1,225	1,292
	Service Corp. International	4.625%	12/15/27	505	538
	Service Corp. International	5.125%	6/1/29	2,105	2,331
	Service Corp. International	3.375%	8/15/30	650	673
[1]	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	600	596
[1]	Taylor Morrison Communities Inc.	5.875%	6/15/27	750	848
[1]	Taylor Morrison Communities Inc.	5.125%	8/1/30	1,075	1,204
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	332
	Toll Brothers Finance Corp.	4.875%	3/15/27	1,955	2,234
	Toll Brothers Finance Corp.	3.800%	11/1/29	3,661	3,975
	Under Armour Inc.	3.250%	6/15/26	2,310	2,310
[1]	William Carter Co.	5.500%	5/15/25	280	298
[1]	William Carter Co.	5.625%	3/15/27	404	425
[1]	WW International Inc.	8.625%	12/1/25	735	762
[1]	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	1,530	1,597
[1]	Yum! Brands Inc.	7.750%	4/1/25	1,150	1,274
[1]	Yum! Brands Inc.	4.750%	1/15/30	910	998
	Yum! Brands Inc.	3.625%	3/15/31	2,295	2,318
					110,580

7

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Staples (4.3%)
	B&G Foods Inc.	5.250%	9/15/27	4,020	4,266
[1,2]	Darling Global Finance Co.	3.625%	5/15/26	395	492
[1]	Darling Ingredients Inc.	5.250%	4/15/27	795	843
[1]	Energizer Holdings Inc.	4.750%	6/15/28	3,420	3,591
[1]	Energizer Holdings Inc.	4.375%	3/31/29	580	600
[4,5]	Froneri International Ltd. Bank Loan, 1M USD LIBOR + 2.250%	2.397%	1/29/21	901	891
[4,5]	Froneri International Ltd. Bank Loan, 1M USD LIBOR + 5.750%	5.897%	1/29/21	296	298
	Kraft Heinz Foods Co.	4.625%	1/30/29	120	137
[1]	Kraft Heinz Foods Co.	3.750%	4/1/30	1,045	1,115
[1]	Kraft Heinz Foods Co.	4.250%	3/1/31	1,200	1,336
	Kraft Heinz Foods Co.	5.200%	7/15/45	3,010	3,584
[1]	Kraft Heinz Foods Co.	4.875%	10/1/49	1,070	1,245
[1]	Lamb Weston Holdings Inc.	4.875%	11/1/26	256	266
[1]	Lamb Weston Holdings Inc.	4.875%	5/15/28	175	195
[1]	Performance Food Group Inc.	6.875%	5/1/25	200	214
[1]	Performance Food Group Inc.	5.500%	10/15/27	2,685	2,833
[1]	Post Holdings Inc.	5.000%	8/15/26	3,800	3,923
[1]	Post Holdings Inc.	5.750%	3/1/27	970	1,028
[1]	Post Holdings Inc.	5.625%	1/15/28	2,170	2,314
[1]	Post Holdings Inc.	4.625%	4/15/30	3,364	3,532
[4,5]	Revlon Consumer Products Corp. Bank Loan, 1M USD LIBOR + 3.500%	4.250%	2/26/21	756	278
	TreeHouse Foods Inc.	4.000%	9/1/28	2,070	2,132
[1]	United Natural Foods Inc.	6.750%	10/15/28	445	464
					35,577
Energy (8.3%)
	Apache Corp.	4.875%	11/15/27	1,560	1,657
	Apache Corp.	5.100%	9/1/40	1,065	1,118
	Apache Corp.	5.250%	2/1/42	471	507
	Apache Corp.	4.750%	4/15/43	1,393	1,438
	Apache Corp.	4.250%	1/15/44	678	664
	Apache Corp.	5.350%	7/1/49	1,372	1,372
[1]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	7.625%	12/15/25	435	463
[1]	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	775	779
[1]	Buckeye Partners LP	4.125%	3/1/25	1,285	1,304
[1]	Buckeye Partners LP	4.500%	3/1/28	1,954	2,010
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	1,233	1,455
	Cheniere Energy Partners LP	4.500%	10/1/29	1,566	1,652
	Continental Resources Inc.	4.375%	1/15/28	1,553	1,586
[1]	Continental Resources Inc.	5.750%	1/15/31	1,470	1,632
	Continental Resources Inc.	4.900%	6/1/44	2,355	2,320
[1]	DCP Midstream Operating LP	4.750%	9/30/21	672	682
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,475
	DCP Midstream Operating LP	3.875%	3/15/23	801	825
	EnLink Midstream Partners LP	5.050%	4/1/45	906	718
	EQM Midstream Partners LP	4.750%	7/15/23	1,125	1,176
	EQM Midstream Partners LP	4.000%	8/1/24	420	430
[1]	EQM Midstream Partners LP	6.000%	7/1/25	1,580	1,724
[1]	EQM Midstream Partners LP	6.500%	7/1/27	1,710	1,924
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	EQM Midstream Partners LP	5.500%	7/15/28	466	508
	EQT Corp.	3.000%	10/1/22	385	389
	EQT Corp.	7.875%	2/1/25	145	165
	EQT Corp.	3.900%	10/1/27	125	124
	EQT Corp.	8.750%	2/1/30	699	856
	Matador Resources Co.	5.875%	9/15/26	2,487	2,425
[4,5]	NorthRiver Midstream Finance LP Bank Loan, 3M USD LIBOR + 3.250%	3.475%	1/4/21	728	716
	Ovintiv Inc.	7.200%	11/1/31	140	164
	Ovintiv Inc.	7.375%	11/1/31	1,344	1,593
	Ovintiv Inc.	6.500%	8/15/34	797	917
	Ovintiv Inc.	6.500%	2/1/38	715	795
[1]	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	1,344	1,376
[1]	Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	190	198
[1]	Parsley Energy LLC / Parsley Finance Corp.	4.125%	2/15/28	420	445
	QEP Resources Inc.	5.375%	10/1/22	1,270	1,314
[1]	Rockies Express Pipeline LLC	7.500%	7/15/38	1,134	1,259
[1]	Rockies Express Pipeline LLC	6.875%	4/15/40	420	458
	SM Energy Co.	6.125%	11/15/22	935	902
	SM Energy Co.	5.000%	1/15/24	1,994	1,705
	Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	1,589	1,629
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	2,265	2,398
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	1,655	1,781
[1]	Sunoco LP / Sunoco Finance Corp.	4.500%	5/15/29	770	800
[1]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	9/15/24	1,152	1,172
[1]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	1/15/28	1,845	1,884
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.250%	11/15/23	407	409
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.375%	2/1/27	160	168
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	1,200	1,344
[1]	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	4.875%	2/1/31	1,600	1,736
[1,7]	Transocean Guardian Ltd.	5.875%	1/15/24	1,379	1,165
[1]	Transocean Inc.	7.250%	11/1/25	300	150
[1]	Transocean Inc.	8.000%	2/1/27	205	96
[1,7]	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	612	597
[1,7]	Transocean Pontus Ltd.	6.125%	8/1/25	1,120	1,053
[1,7]	Transocean Proteus Ltd.	6.250%	12/1/24	717	672
[1]	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.	8.750%	4/15/23	1,915	1,537
	Western Midstream Operating LP	3.950%	6/1/25	430	439
	Western Midstream Operating LP	4.650%	7/1/26	570	596
	Western Midstream Operating LP	4.750%	8/15/28	120	125

8

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Western Midstream Operating LP	5.450%	4/1/44	595	601
	Western Midstream Operating LP	5.300%	3/1/48	1,492	1,473
	Western Midstream Operating LP	6.250%	2/1/50	1,804	1,975
					69,020
Financials (8.1%)
[1]	AerCap Global Aviation Trust	6.500%	6/15/45	3,950	4,050
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	1,045	1,128
	Aircastle Ltd.	5.000%	4/1/23	465	498
	Aircastle Ltd.	4.125%	5/1/24	2,110	2,239
[4,5]	Asurion LLC Bank Loan, 1M USD LIBOR + 3.000%	3.147%	1/29/21	3,032	3,007
[1]	Avolon Holdings Funding Ltd.	5.250%	5/15/24	1,630	1,771
	BNP Paribas SA	6.750%	12/29/49	2,205	2,306
	Credit Suisse Group AG	6.250%	12/29/49	5,580	6,096
[1]	DAE Funding LLC	5.250%	11/15/21	705	724
[1]	DAE Funding LLC	4.500%	8/1/22	1,264	1,277
[1]	DAE Funding LLC	5.000%	8/1/24	1,020	1,058
	Fly Leasing Ltd.	5.250%	10/15/24	800	762
[1]	Freedom Mortgage Corp.	8.125%	11/15/24	296	309
[1]	Freedom Mortgage Corp.	8.250%	4/15/25	1,596	1,670
[1]	Freedom Mortgage Corp.	7.625%	5/1/26	88	92
	Genworth Holdings Inc.	7.200%	2/15/21	830	831
	Genworth Holdings Inc.	7.625%	9/24/21	760	769
	Genworth Holdings Inc.	4.900%	8/15/23	1,475	1,405
	Genworth Holdings Inc.	4.800%	2/15/24	475	444
[1]	Genworth Mortgage Holdings Inc.	6.500%	8/15/25	2,120	2,290
	ING Groep NV	6.875%	12/29/49	2,805	2,928
[1]	Intesa Sanpaolo SPA	5.017%	6/26/24	900	981
[1]	Intesa Sanpaolo SPA	5.710%	1/15/26	3,880	4,433
	MGIC Investment Corp.	5.750%	8/15/23	685	736
	MGIC Investment Corp.	5.250%	8/15/28	885	947
[1]	Nationstar Mortgage Holdings Inc.	5.125%	12/15/30	1,726	1,804
	Navient Corp.	7.250%	1/25/22	740	774
	Navient Corp.	6.500%	6/15/22	3,890	4,099
	Navient Corp.	5.500%	1/25/23	2,135	2,242
	Navient Corp.	7.250%	9/25/23	310	340
	OneMain Finance Corp.	7.750%	10/1/21	795	837
	OneMain Finance Corp.	8.250%	10/1/23	380	434
	OneMain Finance Corp.	6.125%	3/15/24	755	827
	OneMain Finance Corp.	7.125%	3/15/26	2,536	2,973
	OneMain Finance Corp.	4.000%	9/15/30	1,205	1,246
[1]	Park Aerospace Holdings Ltd.	5.500%	2/15/24	600	656
[1]	PennyMac Financial Services Inc.	5.375%	10/15/25	1,050	1,108
	Radian Group Inc.	4.500%	10/1/24	2,485	2,600
	Radian Group Inc.	6.625%	3/15/25	300	339
	Radian Group Inc.	4.875%	3/15/27	300	327
	UBS Group AG	6.875%	12/29/49	3,700	3,734
					67,091
Health Care (10.2%)
[1]	Acadia Healthcare Co. Inc.	5.500%	7/1/28	480	514
[1]	Acadia Healthcare Co. Inc.	5.000%	4/15/29	350	372
[1,2]	Avantor Funding Inc.	2.625%	11/1/25	2,316	2,892
[1]	Avantor Funding Inc.	4.625%	7/15/28	3,035	3,209
[1]	Bausch Health Cos. Inc.	6.125%	4/15/25	5,700	5,864
[1]	Bausch Health Cos. Inc.	5.500%	11/1/25	2,140	2,204
[1]	Bausch Health Cos. Inc.	9.000%	12/15/25	815	902
[1]	Bausch Health Cos. Inc.	9.250%	4/1/26	520	579
[1]	Bausch Health Cos. Inc.	8.500%	1/31/27	1,150	1,279
[1]	Bausch Health Cos. Inc.	7.000%	1/15/28	540	593
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Bausch Health Cos. Inc.	5.000%	1/30/28	1,295	1,331
[1]	Bausch Health Cos. Inc.	7.250%	5/30/29	60	67
[1]	Bausch Health Cos. Inc.	5.250%	1/30/30	2,120	2,215
[1]	Catalent Pharma Solutions Inc.	5.000%	7/15/27	630	664
[1,2]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	1,310	1,604
[2]	Catalent Pharma Solutions Inc.	2.375%	3/1/28	750	918
	Centene Corp.	4.250%	12/15/27	2,080	2,205
	Centene Corp.	4.625%	12/15/29	1,105	1,227
	Centene Corp.	3.375%	2/15/30	2,660	2,796
	Centene Corp.	3.000%	10/15/30	790	835
[1]	Charles River Laboratories International Inc.	5.500%	4/1/26	705	735
[1]	Charles River Laboratories International Inc.	4.250%	5/1/28	1,300	1,367
[1]	CHS/Community Health Systems Inc.	5.625%	3/15/27	1,315	1,419
[1]	CHS/Community Health Systems Inc.	6.000%	1/15/29	770	832
[1]	Emergent BioSolutions Inc.	3.875%	8/15/28	145	149
[1]	Endo Dac / Endo Finance LLC / Endo Finco Inc.	9.500%	7/31/27	1,741	1,937
[1]	Endo Dac / Endo Finance LLC / Endo Finco Inc.	6.000%	6/30/28	2,418	2,007
[1,2]	Grifols SA	1.625%	2/15/25	810	990
[1,2]	Grifols SA	2.250%	11/15/27	1,325	1,639
	HCA Inc.	5.875%	5/1/23	738	808
	HCA Inc.	7.690%	6/15/25	130	156
	HCA Inc.	5.875%	2/15/26	2,895	3,333
	HCA Inc.	5.625%	9/1/28	390	461
	HCA Inc.	5.875%	2/1/29	450	542
	HCA Inc.	3.500%	9/1/30	8,950	9,431
[1]	Hill-Rom Holdings Inc.	4.375%	9/15/27	310	327
[1]	Hologic Inc.	3.250%	2/15/29	1,665	1,696
[1]	IQVIA Inc.	5.000%	10/15/26	1,450	1,519
[1]	IQVIA Inc.	5.000%	5/15/27	4,093	4,339
[1,2]	IQVIA Inc.	2.250%	1/15/28	1,200	1,478
[1,2]	IQVIA Inc.	2.875%	6/15/28	1,405	1,770
[1]	Jaguar Holding Co. II/Pharmaceutical Product Development LP	4.625%	6/15/25	395	414
[1]	Jaguar Holding Co. II/Pharmaceutical Product Development LP	5.000%	6/15/28	435	466
[1]	Par Pharmaceutical Inc.	7.500%	4/1/27	767	828
[1]	Teleflex Inc.	4.250%	6/1/28	1,991	2,115
	Tenet Healthcare Corp.	4.625%	7/15/24	279	286
[1]	Tenet Healthcare Corp.	4.625%	9/1/24	315	321
[1]	Tenet Healthcare Corp.	7.500%	4/1/25	305	334
[1]	Tenet Healthcare Corp.	4.875%	1/1/26	270	281
[1]	Tenet Healthcare Corp.	4.625%	6/15/28	870	916
	Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,485	1,578
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	2,890	2,778
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	3,385	3,817
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	555	494
[1]	West Street Merger Sub Inc.	6.375%	9/1/25	820	838
					84,671

9

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Industrials (6.9%)
[1]	Aramark Services Inc.	5.000%	4/1/25	1,935	1,983
	Aramark Services Inc.	4.750%	6/1/26	646	665
[1]	Aramark Services Inc.	5.000%	2/1/28	980	1,033
[1]	Ashtead Capital Inc.	4.125%	8/15/25	1,325	1,361
[1]	Ashtead Capital Inc.	4.375%	8/15/27	1,545	1,634
[1]	Bombardier Inc.	8.750%	12/1/21	290	300
[1]	Bombardier Inc.	5.750%	3/15/22	425	434
[1]	Bombardier Inc.	6.125%	1/15/23	1,648	1,615
[1]	Bombardier Inc.	7.500%	12/1/24	230	219
[1]	Bombardier Inc.	7.500%	3/15/25	702	655
[1]	Bombardier Inc.	7.875%	4/15/27	1,135	1,041
[1]	Brand Industrial Services Inc.	8.500%	7/15/25	3,262	3,311
[1]	BWX Technologies Inc.	4.125%	6/30/28	1,008	1,050
[1]	Clean Harbors Inc.	4.875%	7/15/27	1,238	1,303
[1]	Clean Harbors Inc.	5.125%	7/15/29	768	840
[1]	Core & Main LP	6.125%	8/15/25	160	164
[4,5]	Core & Main LP Bank Loan, 3M USD LIBOR + 2.750%	3.750%	3/1/21	262	260
[1]	Herc Holdings Inc.	5.500%	7/15/27	5,966	6,339
[1,2]	Loxam SAS	4.250%	4/15/24	190	236
[2]	Loxam SAS	2.875%	4/15/26	655	787
[2]	Loxam SAS	3.750%	7/15/26	750	930
[1,2]	Q-Park Holding I BV	1.500%	3/1/25	805	947
[1,2]	Q-Park Holding I BV	2.000%	3/1/27	1,025	1,205
[1]	Sensata Technologies BV	4.875%	10/15/23	300	323
[1]	Sensata Technologies BV	5.625%	11/1/24	575	642
[1]	Sensata Technologies BV	5.000%	10/1/25	1,625	1,800
[1]	Sensata Technologies Inc.	4.375%	2/15/30	500	539
[1]	Sensata Technologies Inc.	3.750%	2/15/31	1,977	2,041
[1]	Signature Aviation US Holdings Inc.	4.000%	3/1/28	2,256	2,262
[1]	Spirit AeroSystems Inc.	5.500%	1/15/25	344	362
[1]	Stericycle Inc.	3.875%	1/15/29	255	262
[1]	Terex Corp.	5.625%	2/1/25	246	253
	TransDigm Inc.	6.500%	7/15/24	3,090	3,140
	TransDigm Inc.	6.500%	5/15/25	2,565	2,639
	United Rentals North America Inc.	5.875%	9/15/26	1,955	2,063
	United Rentals North America Inc.	5.500%	5/15/27	2,125	2,276
	United Rentals North America Inc.	3.875%	11/15/27	880	922
	United Rentals North America Inc.	4.875%	1/15/28	1,620	1,725
	United Rentals North America Inc.	5.250%	1/15/30	740	821
	United Rentals North America Inc.	4.000%	7/15/30	3,430	3,619
	United Rentals North America Inc.	3.875%	2/15/31	1,406	1,476
[1,2]	Vertical Holdco GmbH	6.625%	7/15/28	200	262
[1,2]	Vertical Midco GmbH	4.375%	7/15/27	275	354
[1]	Vertical U.S. Newco Inc.	5.250%	7/15/27	1,160	1,222
					57,315
Materials (10.9%)
[1]	ARD Finance SA	6.500%	6/30/27	955	1,012
[1]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	1,490	1,557
[1,3]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	160	227
[1]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	700	730
[1]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	3,655	3,829
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ball Corp.	4.875%	3/15/26	1,100	1,240
[2]	Ball Corp.	1.500%	3/15/27	2,105	2,641
[1]	Berry Global Inc.	4.500%	2/15/26	1,655	1,692
[1]	Berry Global Inc.	4.875%	7/15/26	2,120	2,274
[1]	Berry Global Inc.	5.625%	7/15/27	215	231
[1]	Cemex SAB de CV	7.750%	4/16/26	735	775
	Cemex SAB de CV	7.375%	6/5/27	565	642
	Cemex SAB de CV	5.450%	11/19/29	590	648
[1,2]	CeramTec BondCo GmbH	5.250%	12/15/25	425	530
	CF Industries Inc.	4.950%	6/1/43	311	381
	CF Industries Inc.	5.375%	3/15/44	596	749
	Chemours Co.	7.000%	5/15/25	3,115	3,228
	Chemours Co.	5.375%	5/15/27	930	986
	Commercial Metals Co.	5.750%	4/15/26	1,414	1,464
	Commercial Metals Co.	5.375%	7/15/27	595	627
[1]	Constellium SE	6.625%	3/1/25	2,185	2,234
[1]	Constellium SE	5.875%	2/15/26	1,025	1,051
[1]	Constellium SE	5.625%	6/15/28	500	538
	Crown Americas LLC / Crown Americas Capital Corp. IV	4.500%	1/15/23	300	317
	Crown Americas LLC / Crown Americas Capital Corp. V	4.250%	9/30/26	169	185
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	2,715	2,817
[1,2]	Crown European Holdings SA	2.875%	2/1/26	1,555	2,035
[1,2]	Diamond BC BV	5.625%	8/15/25	3,035	3,740
[1]	Flex Acquisition Co. Inc.	6.875%	1/15/25	4,000	4,055
[1]	Flex Acquisition Co. Inc.	7.875%	7/15/26	215	226
	Graphic Packaging International LLC	4.125%	8/15/24	1,045	1,116
[1]	Graphic Packaging International LLC	4.750%	7/15/27	205	226
[1]	Graphic Packaging International LLC	3.500%	3/15/28	2,765	2,855
[1]	Graphic Packaging International LLC	3.500%	3/1/29	505	516
[1]	Novelis Corp.	5.875%	9/30/26	2,206	2,305
[1]	Novelis Corp.	4.750%	1/30/30	1,889	2,019
[1]	OCI NV	5.250%	11/1/24	3,623	3,763
[1]	OCI NV	4.625%	10/15/25	655	681
[1]	OI European Group BV	4.000%	3/15/23	675	689
	Olin Corp.	5.125%	9/15/27	1,775	1,850
	Olin Corp.	5.625%	8/1/29	1,665	1,804
	Olin Corp.	5.000%	2/1/30	1,097	1,168
[1]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	2,140	2,292
[1]	Owens-Brockway Glass Container Inc.	5.375%	1/15/25	640	688
[1]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	1,245	1,379
[1]	Owens-Brockway Glass Container Inc.	6.625%	5/13/27	1,180	1,277
[1]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	84	85
[1]	Sealed Air Corp.	4.000%	12/1/27	624	665
[1,2]	SIG Combibloc PurchaseCo Sarl	1.875%	6/18/23	600	757
[1,2]	SIG Combibloc PurchaseCo Sarl	2.125%	6/18/25	545	699
	Silgan Holdings Inc.	4.750%	3/15/25	84	85
	Silgan Holdings Inc.	4.125%	2/1/28	2,545	2,640
[2]	Silgan Holdings Inc.	2.250%	6/1/28	1,320	1,636
[1]	Standard Industries Inc.	5.000%	2/15/27	700	733
[1]	Standard Industries Inc.	4.750%	1/15/28	1,025	1,081
[1]	Standard Industries Inc.	4.375%	7/15/30	3,600	3,852

10

High Yield Bond Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Standard Industries Inc.	3.375%	1/15/31	3,730	3,767
[4,5]	Starfruit Finco B.V. Bank Loan, 1M USD LIBOR + 3.000%	3.153%	1/19/21	632	624
[2]	Trivium Packaging Finance BV	3.750%	8/15/26	1,000	1,247
[1,2]	Trivium Packaging Finance BV	3.750%	8/15/26	180	224
[1]	Trivium Packaging Finance BV	5.500%	8/15/26	745	787
[1]	Tronox Finance plc	5.750%	10/1/25	675	700
[1]	Tronox Inc.	6.500%	4/15/26	2,956	3,063
[1,6]	Valvoline Inc.	3.625%	6/15/31	880	904
					90,838
Real Estate (0.9%)
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	1,005	1,098
[1]	Iron Mountain Inc.	4.875%	9/15/27	595	622
[1]	Iron Mountain Inc.	4.875%	9/15/29	2,177	2,291
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	150	162
[1]	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	1,635	1,696
[1]	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	458	468
[1]	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	820	878
					7,215
Technology (11.2%)
[1]	Black Knight InfoServ LLC	3.625%	9/1/28	1,847	1,884
[1]	BY Crown Parent LLC / BY Bond Finance Inc.	4.250%	1/31/26	1,185	1,215
[1]	Cardtronics Inc. / Cardtronics USA Inc.	5.500%	5/1/25	450	466
	CDK Global Inc.	5.875%	6/15/26	915	956
	CDK Global Inc.	4.875%	6/1/27	785	828
[1]	CDK Global Inc.	5.250%	5/15/29	2,220	2,445
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	112	124
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	1,340	1,399
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	3,590	3,787
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	2,792	2,834
[1]	Change Healthcare Holdings LLC / Change Healthcare Finance Inc.	5.750%	3/1/25	3,170	3,226
[1]	Dun & Bradstreet Corp.	6.875%	8/15/26	453	487
[4,5]	Dun & Bradstreet Corp. Bank Loan, 1M USD LIBOR + 3.750%	3.898%	1/27/21	3,335	3,332
[1]	Entegris Inc.	4.625%	2/10/26	150	155
[1]	Entegris Inc.	4.375%	4/15/28	1,905	2,029
[1]	Gartner Inc.	3.750%	10/1/30	1,310	1,380
[1]	Microchip Technology Inc.	4.250%	9/1/25	4,025	4,256
[1]	MSCI Inc.	4.750%	8/1/26	210	219
[1]	MSCI Inc.	5.375%	5/15/27	690	737
[1]	MSCI Inc.	4.000%	11/15/29	2,670	2,844
[1]	MSCI Inc.	3.625%	9/1/30	445	465
[1]	MSCI Inc.	3.875%	2/15/31	1,190	1,254
	Nokia of America Corp.	6.500%	1/15/28	1,355	1,477
	Nokia of America Corp.	6.450%	3/15/29	2,612	2,847
	Nokia Oyj	4.375%	6/12/27	2,425	2,655
	Nokia Oyj	6.625%	5/15/39	3,855	4,934
	NortonLifeLock Inc.	3.950%	6/15/22	345	353
[1]	NortonLifeLock Inc.	5.000%	4/15/25	4,250	4,324
[1]	Open Text Corp.	5.875%	6/1/26	2,180	2,267
[1]	Open Text Corp.	3.875%	2/15/28	3,303	3,386
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Open Text Holdings Inc	4.125%	2/15/30	3,080	3,280
[1]	Presidio Holdings Inc.	4.875%	2/1/27	1,941	2,048
[1]	Presidio Holdings Inc.	8.250%	2/1/28	1,130	1,247
[1]	PTC Inc.	3.625%	2/15/25	335	345
[1]	PTC Inc.	4.000%	2/15/28	1,705	1,784
	Qorvo Inc.	4.375%	10/15/29	3,160	3,476
[1]	Qorvo Inc.	3.375%	4/1/31	1,770	1,823
[1]	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	1,520	1,575
[4,5]	SS&C Technologies Holdings Europe S.A.R.L. Bank Loan, 1M USD LIBOR + 1.750%	1.897%	1/29/21	516	509
[1]	SS&C Technologies Inc.	5.500%	9/30/27	4,075	4,355
[4,5]	SS&C Technologies Inc. Bank Loan, 1M USD LIBOR + 1.750%	1.897%	1/29/21	666	658
[4,5]	SS&C Technologies Inc. Bank Loan, 1M USD LIBOR + 1.750%	1.897%	1/29/21	669	662
	Western Digital Corp.	4.750%	2/15/26	3,879	4,301
	Xerox Corp.	4.375%	3/15/23	698	734
	Xerox Corp.	4.800%	3/1/35	542	546
	Xerox Corp.	6.750%	12/15/39	1,995	2,135
[1]	Xerox Holdings Corp.	5.000%	8/15/25	155	164
[1]	Xerox Holdings Corp.	5.500%	8/15/28	4,435	4,701
					92,908
Utilities (1.4%)
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.625%	5/20/24	1,395	1,521
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	620	685
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.875%	8/20/26	1,765	1,994
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	1,745	1,985
[1]	Clearway Energy Operating LLC	4.750%	3/15/28	571	612
[1]	NextEra Energy Operating Partners LP	4.250%	7/15/24	683	727
[1]	NextEra Energy Operating Partners LP	4.250%	9/15/24	103	111
[1]	NextEra Energy Operating Partners LP	3.875%	10/15/26	3,035	3,251
[1]	NextEra Energy Operating Partners LP	4.500%	9/15/27	700	781
					11,667
Total Corporate Bonds (Cost $743,033)					787,808
				Shares
Common Stocks (0.1%)
Energy (0.1%)
*	Whiting Petroleum Corp.			51,071	1,277
Other (0.0%)
*,8	Homer City Holdings LLC			62,633	—
Total Common Stocks (Cost $4,596)					1,277

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High Yield Bond Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Temporary Cash Investments (3.9%)
Repurchase Agreement (3.9%)
Bank of America Securities LLC (Dated 12/31/20, Repurchase Value $32,400,000, collateralized by Government National Mortgage Associataion, 2.515%–3.087%, 6/20/69–10/20/70, with a value of $33,048,000) (Cost $32,400)	0.080%	1/4/21	32,400	32,400
Total Investments (98.8%) (Cost $780,029)				821,485
Other Assets and Liabilities—Net (1.2%)				9,722
Net Assets (100%)				831,207
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate value was $441,119,000, representing 53.1% of net assets.
2	Face amount denominated in euro.
3	Face amount denominated in British pounds.
4	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At December 31, 2020 the aggregate value of these securities was $16,953,000, representing 2.0% of net assets.
5	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2020.
7	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8	Security value determined using significant unobservable inputs.
1M—1-month.
3M—3-month.
LIBOR—London Interbank Offered Rate.
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High Yield Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Toronto-Dominion Bank	1/29/21	USD	36,982	EUR	30,434	—	(224)
Barclays Bank plc	1/29/21	USD	1,043	EUR	855	—	(2)
Barclays Bank plc	1/29/21	USD	1,533	GBP	1,133	—	(16)
						—	(242)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.
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High Yield Bond Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Unaffiliated Issuers (Cost $780,029)	821,485
Investment in Vanguard	32
Cash	1,447
Cash Collateral Pledged—Forward Currency Contracts	1,200
Foreign Currency, at Value (Cost $2)	2
Receivables for Investment Securities Sold	702
Receivables for Accrued Income	10,801
Receivables for Capital Shares Issued	210
Total Assets	835,879
Liabilities
Payables for Investment Securities Purchased	3,730
Payables to Investment Advisor	126
Payables for Capital Shares Redeemed	484
Payables to Vanguard	90
Unrealized Depreciation—Forward Currency Contracts	242
Total Liabilities	4,672
Net Assets	831,207
At December 31, 2020, net assets consisted of:

Paid-in Capital	778,311
Total Distributable Earnings (Loss)	52,896
Net Assets	831,207

Net Assets
Applicable to 102,407,736 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	831,207
Net Asset Value Per Share	$8.12

See accompanying Notes, which are an integral part of the Financial Statements.
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High Yield Bond Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Interest	37,519
Total Income	37,519
Expenses
Investment Advisory Fees—Note B	466
The Vanguard Group—Note C
Management and Administrative	1,408
Marketing and Distribution	79
Custodian Fees	20
Auditing Fees	31
Shareholders' Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	2,020
Net Investment Income	35,499
Realized Net Gain (Loss)
Investment Securities Sold	(8,053)
Swap Contracts	(3,313)
Forward Currency Contracts	(2,735)
Foreign Currencies	51
Realized Net Gain (Loss)	(14,050)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	22,034
Swap Contracts	(211)
Forward Currency Contracts	(115)
Foreign Currencies	7
Change in Unrealized Appreciation (Depreciation)	21,715
Net Increase (Decrease) in Net Assets Resulting from Operations	43,164

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,499	38,680
Realized Net Gain (Loss)	(14,050)	(474)
Change in Unrealized Appreciation (Depreciation)	21,715	69,137
Net Increase (Decrease) in Net Assets Resulting from Operations	43,164	107,343
Distributions[1]
Total Distributions	(39,449)	(42,939)
Capital Share Transactions
Issued	259,625	152,281
Issued in Lieu of Cash Distributions	39,449	42,939
Redeemed	(254,487)	(180,636)
Net Increase (Decrease) from Capital Share Transactions	44,587	14,584
Total Increase (Decrease)	48,302	78,988
Net Assets
Beginning of Period	782,905	703,917
End of Period	831,207	782,905
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
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High Yield Bond Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.19	$7.53	$8.13	$7.99	$7.59
Investment Operations
Net Investment Income	.353[1]	.410[1]	.420[1]	.419[1]	.397
Net Realized and Unrealized Gain (Loss) on Investments	.021	.731	(.636)	.119	.426
Total from Investment Operations	.374	1.141	(.216)	.538	.823
Distributions
Dividends from Net Investment Income	(.444)	(.481)	(.384)	(.398)	(.423)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.444)	(.481)	(.384)	(.398)	(.423)
Net Asset Value, End of Period	$8.12	$8.19	$7.53	$8.13	$7.99
Total Return	5.67%	15.67%	-2.73%	7.00%	11.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$831	$783	$704	$752	$622
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to Average Net Assets	4.57%	5.21%	5.39%	5.22%	5.44%
Portfolio Turnover Rate	41%	27%	23%	28%	27%
1	Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.
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High Yield Bond Portfolio
Notes to Financial Statements
The High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2020, the portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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High Yield Bond Portfolio
4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
During the year ended December 31, 2020, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
The portfolio has no open swap contracts at December 31, 2020.
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High Yield Bond Portfolio
5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2020, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing,
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High Yield Bond Portfolio
and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $32,000, representing less than 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Corporate Bonds	—	787,808	—	787,808
Common Stocks	1,277	—	—	1,277
Temporary Cash Investments	—	32,400	—	32,400
Total	1,277	820,208	—	821,485
Derivative Financial Instruments
Liabilities
Forward Currency Contracts	—	242	—	242
E.	At December 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Foreign Exchange Contracts ($000)
Liabilities
Unrealized Depreciation— Forward Currency Contracts	242
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2020, were:
Realized Net Gain (Loss) on Derivatives	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Contracts	—	(3,313)	(3,313)
Forward Currency Contracts	(2,735)	—	(2,735)
Realized Net Gain (Loss) on Derivatives	(2,735)	(3,313)	(6,048)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Swap Contracts	—	(211)	(211)
Forward Currency Contracts	(115)	—	(115)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(115)	(211)	(326)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
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High Yield Bond Portfolio
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	33,269
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(19,119)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	38,746
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	39,449	42,939
Long-Term Capital Gains	—	—
Total	39,449	42,939
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	783,233
Gross Unrealized Appreciation	43,973
Gross Unrealized Depreciation	(5,721)
Net Unrealized Appreciation (Depreciation)	38,252
G.	During the year ended December 31, 2020, the portfolio purchased $346,462,000 of investment securities and sold $294,270,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	34,269	19,313
Issued in Lieu of Cash Distributions	5,853	5,672
Redeemed	(33,293)	(22,931)
Net Increase (Decrease) in Shares Outstanding	6,829	2,054
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 42% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
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High Yield Bond Portfolio
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of High Yield Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Special 2020 tax information (unaudited) for corporate shareholders only for High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 88.8%.
24

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index (the Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the High Yield Bond Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the High Yield Bond Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the High Yield Bond Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the High Yield Bond Portfolio or the owners of the High Yield Bond Portfolio.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Municipal Bond Funds. Investors acquire the High Yield Bond Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the High Yield Bond Portfolio. The High Yield Bond Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the High Yield Bond Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the High Yield Bond Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Bond Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the High Yield Bond Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the High Yield Bond Portfolio.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the High Yield Bond Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the High Yield Bond Portfolio, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE HIGH YIELD BOND PORTFOLIO.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690HY 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
International Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	The International Portfolio of Vanguard Variable Insurance Funds returned 57.58% for the 12 months ended December 31, 2020, far outdistancing the 10.65% return of its benchmark, the MSCI All Country World Index ex USA. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Stocks initially plummeted as infections surged, but they finished the year significantly higher. The gain was thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines as the year drew to a close. Many central banks slashed short-term interest rates and expanded or extended asset-purchase programs.
•	Returns were positive in nine of the ten sectors the portfolio invests in, most notably in consumer discretionary, the portfolio’s largest sector. Materials holdings were the biggest net detractors.
•	Over the decade ended December 31, 2020, the portfolio’s average annualized return outperformed that of its spliced benchmark.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisors’ Report
The International Portfolio of Vanguard Variable Insurance Funds returned 57.58% for the 12 months ended December 31, 2020. It far outdistanced the 10.65% return of its benchmark, the MSCI All Country World Index ex USA.
The portfolio is overseen by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the period and of the effect it had on the portfolio’s positioning. These reports were prepared on January 21, 2021.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
James K. Anderson, Partner
Head of Global Equities
Thomas Coutts, Partner
Head of International Growth
Lawrence Burns, Partner
Investment Manager
Conviction and long-termism are two of the tenets essential to good returns. They should also ensure capital is allocated to companies that have the vision to tackle some of the biggest problems in our world and support them on the inevitable bumpy market ride to success.
The events that unfolded in 2020 could never have been imagined or modeled. While COVID-19 has brought great sadness and economic loss, this extreme-tail event has accelerated change in the corporate world. It has also brought into sharp relief the sectors that have been resistant to change. Our long-term approach and desire to own outliers has helped the portfolio invest in some developing future trends already. Despite strong share price performance from many companies within the portfolio, the long-term prospects continue to look exciting.
Your portfolio has continually evolved, and you should expect that to continue. The holdings today are almost unrecognizable from ten years ago, and we have been investing increasingly in disruptive growth companies. We are now seeing an acceleration in many trends ranging from online food delivery to electric vehicles and e-commerce.
Strong contributors to recent performance included Chinese super app Meituan Dianping which, among other segments, has the lion’s share of the food delivery market in China. In a country with densely populated cities and efficient delivery mechanisms, the company has grown considerably since we first held it as an unlisted security in 2015. To get some sense of the scale of the opportunity, U.S. company Grubhub delivers 650,000 meals per day while Meituan averages nearly 25 million.
Another standout performer was Latin America’s leading e-commerce and payments company MercadoLibre. At the end of September, the group reached more than 76 million unique active users. Its digital payments were also accelerated by the pandemic, as indicated by the 92% rise in total payment volumes on the Mercado Pago platform. Recent estimates show digital engagement in Latin America has grown from 5% pre-pandemic to almost 10% today.
Tesla continues to execute well and deliver excellent returns, as does Chinese electric vehicle maker NIO. Although NIO is nascent and still proving its business model, its year-on-year vehicle sales doubled despite the pandemic.
There weren’t many detractors, but the pandemic weighed heavily on aerospace engine producer Rolls-Royce as the outlook for global travel remained bleak.
As the pace of change creates new opportunities for business models, so it enriches our opportunity set. Areas of the economy previously resistant to change including health care, education, and financial services are now opening, and new approaches are being adopted more rapidly. We reduced our holdings in Amazon following recent outperformance in order to invest in potentially larger and newer opportunities.
Among several new purchases and sales, we have pivoted away from core banking holdings BBVA and Svenska Handelsbanken and instead taken positions in Australian payments business Afterpay and the Dutch payment services company Adyen. We reduced our holdings in SoftBank to reflect concerns with corporate culture, specifically financial complexity, limited transparency, and shorter time horizons.
In the health care sector, we sold Swedish radiotherapy equipment maker Elekta as our conviction in the upside weakened. We added Belgian antibody-based drugs company argenx and added to our existing private holding in CureVac as it became a listed entity. Finally, we added biotechnology company Moderna because of its leading position in the field of mRNA therapeutics. The foundational nature of its technology platform means that the recent success of Moderna’s COVID vaccine should translate to a high likelihood of success in other disease areas.
Schroder Investment Management North America Inc.
2

Portfolio Managers:
Simon Webber, CFA
James R. Gautrey, CFA
International equities made strong progress in 2020 despite a sharp sell-off at the start of the year as the economic impact of the COVID-19 pandemic became apparent. The recovery began in March, and news in November that a number of vaccines had proved effective against the virus led global stocks to rally on investor optimism that a return to normality could be on the horizon. Good stock selection supported performance through the year, with particularly strong contributions in industrials and information technology.
Danish wind turbine supplier Vestas was a top performer as the shift to renewable energy continued to accelerate. With onshore wind projects now offering some of the most cost-competitive power generation of any type, we expect the order book will remain strong. Vestas is also achieving solid growth from its service business, which enjoys attractive margins and provides good, stable revenues.
U.K. hotel operator Whitbread was a weaker performer as the pandemic hit the hospitality sector hard. Periods of stress for any industry are an opportunity for the strong to get stronger, and that is exactly what Whitbread has done. Having strengthened its balance sheet and continued to invest in its properties, Whitbread is already taking market share and will be in a good position to recover profitability as the economy normalizes.
Measures to control the pandemic are embedding behavioral changes in work, social, and leisure activities, many of which are likely to end up being permanent. We feel that judging where things will revert to normal and where tipping points of no return have been reached is going to be one of the biggest sources of alpha generation in the months ahead. While we think considerable demand is building for personal travel and in-person social contact, we are convinced that in areas such as the shift to online goods and services, flexible home working, and digital enablement of businesses, the growth outlook has been sustainably strengthened.
However, many of our long-standing core holdings in e-commerce, gaming, consumer, and internet sectors have performed exceptionally well this year as they were well-prepared to capitalize on the shift in consumer behavior. Despite very strong long-term growth outlooks, toward the end of the 2020 we found that expectations for many of these growth companies were becoming extended.
In contrast, for the first time in many years we have been finding more compelling growth gaps (future growth that the market is missing) in traditional industries. We have initiated a new position in Equinor, a Norwegian oil and gas company that is very well-positioned to transition its business toward sustainable energy sources through the development of offshore wind resources in the North Sea.
We also added to several of our positions in European banks, where we believe the market is overestimating the credit losses from the pandemic and will be surprised at how quickly bank earnings bounce back in 2021.
It is very encouraging to us that, despite the distractions of a pandemic, government commitments to deal with climate change have been strengthening rapidly, with China, Japan, South Korea, and the European Union all pledging to reach net zero emission economies. In a few decades’ time the energy, industrial, and transportation infrastructures of the world will look completely different, heralding a massive shift in investment from fossil fuels toward renewable energy, electric vehicles, and other low-emission technologies. We have attempted to position the portfolio well for this shift by investing in enablers of the clean energy transition in many different industries.
International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	66	3,864	Uses a bottom-up, stock-driven approach to select stocks that it believes have above-average growth rates and trade at reasonable prices.
Schroder Investment Management North America Inc.	31	1,855	Uses fundamental research to identify high-quality companies in developed and emerging markets that it believes have above-average growth potential.
Cash Investments	3	178	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
International Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,417.83	$2.31
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.23	1.93
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
4

International Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Portfolio	57.58%	21.30%	12.10%	$31,347
MSCI All Country World Index ex USA	10.65	8.93	4.92	16,163

See Financial Highlights for dividend and capital gains information.
5

International Portfolio
Portfolio Allocation
As of December 31, 2020
Communication Services	7.9%
Consumer Discretionary	38.8
Consumer Staples	4.5
Energy	1.3
Financials	8.6
Health Care	13.2
Industrials	9.4
Information Technology	13.0
Materials	1.8
Utilities	0.9
Other	0.6
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

International Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.9%)
Australia (0.6%)
*	Afterpay Ltd.	346,322	31,483
*	Xero Ltd.	30,912	3,508
			34,991
Austria (0.3%)
*	Erste Group Bank AG	644,402	19,630
Belgium (1.1%)
	Umicore SA	1,018,473	48,953
	UCB SA	161,482	16,681
			65,634
Brazil (0.4%)
	B3 SA - Brasil Bolsa Balcao	954,319	11,426
	Raia Drogasil SA	1,946,480	9,357
			20,783
Canada (0.8%)
	Toronto-Dominion Bank	491,934	27,794
	Canadian National Railway Co.	192,015	21,110
			48,904
China (16.4%)
	Tencent Holdings Ltd.	3,645,000	262,272
*	Alibaba Group Holding Ltd.	6,002,288	174,574
*	Meituan Class B	4,063,583	152,967
*	NIO Inc. ADR	2,614,545	127,433
*	TAL Education Group ADR	1,220,913	87,307
*	Alibaba Group Holding Ltd. ADR	243,197	56,599
	Ping An Insurance Group Co. of China Ltd. Class H	3,101,000	37,738
*	Baidu Inc. ADR	170,578	36,886
	China Mengniu Dairy Co. Ltd.	4,108,000	24,768
	Kingdee International Software Group Co. Ltd.	1,780,000	7,267
			967,811
Denmark (3.8%)
*	Genmab A/S	215,206	87,265
	Ambu A/S Class B	1,162,938	49,959
	Vestas Wind Systems A/S	195,373	46,153
	Chr Hansen Holding A/S	149,481	15,444
	Pandora A/S	114,036	12,763
	Novozymes A/S Class B	198,539	11,309
			222,893
France (6.1%)
	Kering SA	230,889	167,564
	L'Oreal SA	221,688	84,586
		Shares	Market Value• ($000)
	Schneider Electric SE	460,064	66,492
	Alstom SA	417,529	23,782
	Legrand SA	103,536	9,262
	Peugeot SA	317,699	8,700
			360,386
Germany (8.5%)
*,1	Zalando SE	862,076	95,890
*,1	Delivery Hero SE	602,672	94,251
*	HelloFresh SE	875,923	67,754
	Infineon Technologies AG	1,122,824	42,879
	Bayerische Motoren Werke AG	410,021	36,187
	adidas AG	73,299	26,666
*	Jumia Technologies AG ADR	644,932	26,023
	SAP SE	149,307	19,338
	GEA Group AG	455,746	16,301
	BASF SE	191,386	15,128
*,2	CureVac GmbH	193,229	14,099
	Knorr-Bremse AG	99,922	13,650
	Allianz SE (Registered)	55,423	13,616
*	CureVac NV	95,557	7,747
*	MorphoSys AG	60,083	7,025
*	Home24 SE	211,488	5,780
			502,334
Hong Kong (2.3%)
	AIA Group Ltd.	7,618,000	92,834
	Hong Kong Exchanges & Clearing Ltd.	743,840	40,801
			133,635
India (1.3%)
	Housing Development Finance Corp. Ltd.	1,000,325	35,047
*	HDFC Bank Ltd.	1,534,578	30,226
	Larsen & Toubro Ltd.	494,566	8,736
*,2,3	ANI Technologies Private Ltd. PP	19,170	2,831
			76,840
Indonesia (0.3%)
	Bank Central Asia Tbk PT	6,577,100	15,854
Israel (0.3%)
*	Wix.com Ltd.	78,300	19,572
Italy (1.9%)
	Ferrari NV	393,814	91,342
	Intesa Sanpaolo SPA	8,807,485	20,818
			112,160
Japan (9.7%)
	M3 Inc.	2,203,200	208,130
	Nidec Corp.	1,003,700	126,976
	SMC Corp.	103,500	63,211
	Sony Corp.	376,700	37,959
		Shares	Market Value• ($000)
	Takeda Pharmaceutical Co. Ltd.	709,900	25,691
	Recruit Holdings Co. Ltd.	573,800	24,101
	Murata Manufacturing Co. Ltd.	215,500	19,509
	Sekisui Chemical Co. Ltd.	772,400	14,646
	Toyota Motor Corp.	161,100	12,432
	SoftBank Group Corp.	154,900	12,026
	Pigeon Corp.	270,900	11,181
	SBI Holdings Inc.	395,800	9,416
	Suzuki Motor Corp.	125,200	5,804
			571,082
Netherlands (9.3%)
	ASML Holding NV	634,754	307,333
*,1	Adyen NV	51,119	118,777
*	Argenx SE	101,792	29,996
	Royal Dutch Shell plc Class A	1,503,182	26,461
	Koninklijke Philips NV	455,844	24,555
	EXOR NV	279,803	22,728
	Royal Dutch Shell plc Class A	948,309	16,887
			546,737
Norway (0.8%)
	Equinor ASA	1,633,865	27,574
	DNB ASA	1,046,192	20,501
			48,075
South Korea (1.3%)
	Samsung Electronics Co. Ltd.	714,518	53,357
	Samsung SDI Co. Ltd.	40,702	23,589
			76,946
Spain (2.0%)
	Industria de Diseno Textil SA	1,765,626	56,041
	Iberdrola SA	2,265,257	32,552
	Banco Bilbao Vizcaya Argentaria SA	5,508,103	27,302
			115,895
Sweden (2.1%)
	Atlas Copco AB Class A	1,083,355	55,680
	Kinnevik AB Class B	820,157	41,202
	Assa Abloy AB Class B	645,915	15,962
	Svenska Handelsbanken AB Class A	922,215	9,296
			122,140
Switzerland (4.4%)
	Roche Holding AG	167,690	58,406
	Nestle SA (Registered)	481,486	56,917
	Novartis AG (Registered)	250,022	23,541
7

International Portfolio
		Shares	Market Value• ($000)
	Temenos AG (Registered)	158,609	22,099
	Lonza Group AG (Registered)	32,189	20,735
	Cie Financiere Richemont SA (Registered)	228,682	20,660
*	Alcon Inc.	275,998	18,325
	Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	1,837	17,906
	Sika AG (Registered)	44,289	12,073
	Straumann Holding AG (Registered)	9,685	11,345
			262,007
Taiwan (1.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,723,000	70,430
*	Sea Ltd. ADR	66,924	13,321
			83,751
United Kingdom (4.6%)
*	Ocado Group plc	2,211,977	69,169
	Diageo plc	916,146	36,251
	Rolls-Royce Holdings plc	17,278,472	26,150
*	Fiat Chrysler Automobiles NV	1,225,518	22,140
	Whitbread plc	444,246	18,817
	Burberry Group plc	733,087	17,902
	National Grid plc	1,419,928	16,780
	Bunzl plc	455,286	15,201
	Next plc	154,603	14,908
	Reckitt Benckiser Group plc	159,354	14,223
	Barclays plc	5,568,822	11,171
	Glaxo Smith Kline plc	572,594	10,477
			273,189
United States (16.2%)
*	Tesla Inc.	445,097	314,092
*	MercadoLibre Inc.	158,215	265,045
*	Spotify Technology SA	401,389	126,301
*	Illumina Inc.	333,129	123,258
*	Amazon.com Inc.	24,133	78,599
*	Moderna Inc.	265,704	27,758
*	Booking Holdings Inc.	8,714	19,408
			954,461
Total Common Stocks (Cost $2,792,437)			5,655,710
		Shares	Market Value• ($000)
Preferred Stock (0.3%)
*,2,3,4	You & Mr. Jones PP (Cost $5,200)	5,200,000	16,692
Temporary Cash Investments (3.5%)
Money Market Fund (3.4%)
[5]	Vanguard Market Liquidity Fund 0.111%	2,041,331	204,133
		Face Amount ($000)
U.S. Government and Agency Obligations (0.1%)
[6]	U.S. Treasury Bill, 0.116%, 2/16/21	5,642	5,641
Total Temporary Cash Investments (Cost $209,774)			209,774
Total Investments (99.7%) (Cost $3,007,411)			5,882,176
Other Assets and Liabilities—Net (0.3%)			15,079
Net Assets (100%)			5,897,255
Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate value was $308,918,000, representing 5.2% of net assets.
2	Restricted securities totaling $33,622,000, representing 0.6% of net assets. See Restricted Securities table for additional information.
3	Security value determined using significant unobservable inputs.
4	Perpetual security with no stated maturity date.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Securities with a value of $5,641,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.
Ptg. Ctf.—Participating Certificates.

Restricted Securities as of Period End
Security Name	Acquisition Date	Acquisition Cost ($000)
You & Mr. Jones PP	September 2015	5,200
CureVac GmbH	October 2015	3,559
ANI Technologies Private Ltd. PP	December 2015	5,969
8

International Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	March 2021	1,137	121,136	1,543
MSCI Emerging Markets Index	March 2021	913	58,806	1,567
				3,110

See accompanying Notes, which are an integral part of the Financial Statements.
9

International Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,803,278)	5,678,043
Affiliated Issuers (Cost $204,133)	204,133
Total Investments in Securities	5,882,176
Investment in Vanguard	218
Cash Collateral Pledged—Futures Contracts	7,788
Foreign Currency, at Value (Cost $2,721)	2,732
Receivables for Investment Securities Sold	13,889
Receivables for Accrued Income	4,309
Receivables for Capital Shares Issued	2,792
Other Assets	48
Total Assets	5,913,952
Liabilities
Due to Custodian	7,635
Payables for Investment Securities Purchased	1,562
Payables to Investment Advisor	2,501
Payables for Capital Shares Redeemed	2,449
Payables to Vanguard	602
Variation Margin Payable—Futures Contracts	1,074
Deferred Foreign Capital Gain Taxes	874
Total Liabilities	16,697
Net Assets	5,897,255
At December 31, 2020, net assets consisted of:

Paid-in Capital	2,600,461
Total Distributable Earnings (Loss)	3,296,794
Net Assets	5,897,255

Net Assets
Applicable to 135,348,986 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,897,255
Net Asset Value Per Share	$43.57

See accompanying Notes, which are an integral part of the Financial Statements.
10

International Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	36,233
Dividends—Affiliated Issuers	—
Interest—Unaffiliated Issuers	47
Interest—Affiliated Issuers	595
Securities Lending—Net	1,147
Total Income	38,022
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,656
Performance Adjustment	1,691
The Vanguard Group—Note C
Management and Administrative	7,626
Marketing and Distribution	380
Custodian Fees	174
Auditing Fees	39
Shareholders' Reports	25
Trustees’ Fees and Expenses	5
Total Expenses	16,596
Net Investment Income	21,426
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	408,702
Investment Securities Sold—Affiliated Issuers	838
Futures Contracts	114
Forward Currency Contracts	(3,016)
Foreign Currencies	(47)
Realized Net Gain (Loss)	406,591
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	1,698,354
Investment Securities—Affiliated Issuers	(735)
Futures Contracts	3,365
Forward Currency Contracts	(592)
Foreign Currencies	113
Change in Unrealized Appreciation (Depreciation)	1,700,505
Net Increase (Decrease) in Net Assets Resulting from Operations	2,128,522
1	Dividends are net of foreign withholding taxes of $3,302,000.
2	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($686,000).

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,426	50,520
Realized Net Gain (Loss)	406,591	94,562
Change in Unrealized Appreciation (Depreciation)	1,700,505	807,454
Net Increase (Decrease) in Net Assets Resulting from Operations	2,128,522	952,536
Distributions[1]
Total Distributions	(147,347)	(159,172)
Capital Share Transactions
Issued	673,953	469,443
Issued in Lieu of Cash Distributions	147,347	159,172
Redeemed	(928,547)	(507,332)
Net Increase (Decrease) from Capital Share Transactions	(107,247)	121,283
Total Increase (Decrease)	1,873,928	914,647
Net Assets
Beginning of Period	4,023,327	3,108,680
End of Period	5,897,255	4,023,327
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
11

International Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$29.00	$23.14	$27.34	$19.54	$19.80
Investment Operations
Net Investment Income[1]	.158	.371	.367	.224	.271
Net Realized and Unrealized Gain (Loss) on Investments	15.535	6.692	(3.644)	7.992	.075
Total from Investment Operations	15.693	7.063	(3.277)	8.216	.346
Distributions
Dividends from Net Investment Income	(.397)	(.378)	(.212)	(.258)	(.280)
Distributions from Realized Capital Gains	(.726)	(.825)	(.711)	(.158)	(.326)
Total Distributions	(1.123)	(1.203)	(.923)	(.416)	(.606)
Net Asset Value, End of Period	$43.57	$29.00	$23.14	$27.34	$19.54
Total Return	57.58%	31.22%	-12.61%	42.60%	1.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,897	$4,023	$3,109	$3,198	$2,131
Ratio of Total Expenses to Average Net Assets[2]	0.38%	0.38%	0.37%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets	0.49%	1.43%	1.36%	0.93%	1.40%
Portfolio Turnover Rate	22%	14%	16%	16%	29%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.03%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.
12

International Portfolio
Notes to Financial Statements
The International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.The portfolio invests in securities of foreign issuers, which may subject to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
13

International Portfolio
4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2020, the portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open forward currency contracts at December 31, 2020.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
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International Portfolio
8. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the portfolio’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.The portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.	The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.
Vanguard manages the cash reserves of the portfolio as described below.
For the year ended December 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $1,691,000 (0.04%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of
15

International Portfolio
$218,000, representing less than 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	1,003,365	20,783	—	1,024,148
Common Stocks—Other	374,888	4,253,843	2,831	4,631,562
Preferred Stock	—	—	16,692	16,692
Temporary Cash Investments	204,133	5,641	—	209,774
Total	1,582,386	4,280,267	19,523	5,882,176
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	1,074	—	—	1,074
1	Represents variation margin on the last day of the reporting period.
E.	At December 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Variation Margin Payable—Futures Contracts	1,073	—	1,073
Total Liabilities	1,073	—	1,073
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2020, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	114	—	114
Forward Currency Contracts	—	(3,016)	(3,016)
Realized Net Gain (Loss) on Derivatives	114	(3,016)	(2,902)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,365	—	3,365
Forward Currency Contracts	—	(592)	(592)
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,365	(592)	2,773
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
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International Portfolio
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	14,771
Undistributed Long-Term Gains	408,341
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,873,682
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	63,225	51,642
Long-Term Capital Gains	84,122	107,530
Total	147,347	159,172
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,007,931
Gross Unrealized Appreciation	2,979,391
Gross Unrealized Depreciation	(105,146)
Net Unrealized Appreciation (Depreciation)	2,874,245
G.	During the year ended December 31, 2020, the portfolio purchased $912,987,000 of investment securities and sold $1,193,529,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	20,275	17,755
Issued in Lieu of Cash Distributions	6,412	6,218
Redeemed	(30,059)	(19,574)
Net Increase (Decrease) in Shares Outstanding	(3,372)	4,399
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 28% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
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International Portfolio
I.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Dec. 31, 2019 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2020 Market Value ($000)
Vanguard FTSE All-World ex-US ETF Shares	4,020	—	4,042	763	(741)	—	—	—
Vanguard Market Liquidity Fund	186,137	NA1	NA1	75	6	595	—	204,133
Total	190,157			838	(735)	595	—	204,133
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
18

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of International Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
19

Special 2020 tax information (unaudited) for corporate shareholders only for International Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $84,122,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The portfolio designates to shareholders foreign source income of $39,390,000 and foreign taxes paid of $2,501,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.
20

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690I 022021

Annual Report  |  December 31, 2020
Vanguard Variable Insurance Funds
Mid-Cap Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Mid-Cap Index Portfolio returned 18.07%, in line with its benchmark index after factoring in the portfolio’s expenses.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn't possible were hit hard. Stocks initially plummeted as infections surged, but they finished the year significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines in mid-December.
•	Nine of the portfolio’s 11 sectors finished the year with positive returns. Technology stocks contributed the most to the portfolio’s results. Health care and industrials were also among the top performers. Energy stocks hurt the most as the pandemic severely reduced global demand for oil.
•	Over the 10 years ended December 31, the portfolio recorded an average annual return of 12.26%, in line with its benchmark average.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.”
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2020
Mid-Cap Index Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,273.90	$0.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.28	0.87
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
2

Mid-Cap Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mid-Cap Index Portfolio	18.07%	13.14%	12.26%	$31,774
Spliced Mid-Cap Index	18.24	13.30	12.44	32,295
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240
Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.
3

Mid-Cap Index Portfolio
Portfolio Allocation
As of December 31, 2020
Basic Materials	3.9%
Consumer Discretionary	15.2
Consumer Staples	4.3
Energy	3.1
Financials	11.4
Health Care	11.5
Industrials	13.1
Real Estate	8.6
Technology	20.4
Telecommunications	2.2
Utilities	6.3
The table reflects the portfolio's investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
4

Mid-Cap Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.9%)
Basic Materials (3.9%)
	Freeport-McMoRan Inc.	553,319	14,397
	Fastenal Co.	218,602	10,674
	Newmont Corp.	152,964	9,161
	International Paper Co.	149,652	7,441
	Nucor Corp.	115,053	6,120
	Albemarle Corp.	40,546	5,981
	Celanese Corp. Class A	44,467	5,778
	FMC Corp.	49,406	5,678
	Eastman Chemical Co.	51,525	5,167
	Avery Dennison Corp.	31,790	4,931
[1]	International Flavors & Fragrances Inc.	40,755	4,436
	LyondellBasell Industries NV Class A	47,697	4,372
	CF Industries Holdings Inc.	40,794	1,579
	Westlake Chemical Corp.	6,147	502
			86,217
Consumer Discretionary (15.2%)
*	Chipotle Mexican Grill Inc. Class A	10,648	14,766
*	Peloton Interactive Inc. Class A	92,400	14,019
	Aptiv plc	102,751	13,387
*	Trade Desk Inc. Class A	16,000	12,816
*	Copart Inc.	80,930	10,298
	Delta Air Lines Inc.	242,700	9,759
*	Dollar Tree Inc.	89,544	9,674
*	Take-Two Interactive Software Inc.	43,797	9,101
	DR Horton Inc.	131,839	9,086
	Best Buy Co. Inc.	88,730	8,854
	Lennar Corp. Class A	103,892	7,920
*	Lululemon Athletica Inc.	22,572	7,856
	ViacomCBS Inc. Class B	205,541	7,658
	Garmin Ltd.	58,246	6,970
	Expedia Group Inc.	51,749	6,852
*	Carvana Co. Class A	26,862	6,435
	Tractor Supply Co.	44,313	6,229
	Tiffany & Co.	46,188	6,071
*	Wayfair Inc. Class A	26,313	5,942
*	CarMax Inc.	62,477	5,902
	Darden Restaurants Inc.	49,494	5,896
	Hilton Worldwide Holdings Inc.	52,900	5,886
*	Ulta Beauty Inc.	20,410	5,861
	Domino's Pizza Inc.	14,991	5,748
	Genuine Parts Co.	54,983	5,522
*	NVR Inc.	1,343	5,479
	Royal Caribbean Cruises Ltd.	72,643	5,426
*	AutoZone Inc.	4,442	5,266
	Southwest Airlines Co.	112,400	5,239
	Omnicom Group Inc.	81,844	5,105
	MGM Resorts International	159,596	5,029
*	DraftKings Inc. Class A	104,466	4,864
*	United Airlines Holdings Inc.	112,404	4,861
	Hasbro Inc.	49,588	4,638
*	Lyft Inc. Class A	93,898	4,613
	Carnival Corp.	211,616	4,584
	Fortune Brands Home & Security Inc.	52,876	4,533
	Whirlpool Corp.	23,816	4,299
*	Etsy Inc.	24,000	4,270
	PulteGroup Inc.	97,228	4,192
	Wynn Resorts Ltd.	37,050	4,180
		Shares	Market Value• ($000)
	Advance Auto Parts Inc.	25,886	4,076
*	Live Nation Entertainment Inc.	53,719	3,947
	Fox Corp. Class A	128,400	3,739
	BorgWarner Inc.	93,040	3,595
*	LKQ Corp.	98,438	3,469
	News Corp. Class A	190,821	3,429
*	Burlington Stores Inc.	12,660	3,311
	Rollins Inc.	84,417	3,298
*	Discovery Inc. Class C	117,612	3,080
*	Liberty Media Corp.-Liberty SiriusXM Class C	62,436	2,717
*	Chewy Inc. Class A	27,220	2,447
	Vail Resorts Inc.	7,652	2,135
	Aramark	48,349	1,860
	Lear Corp.	11,429	1,818
	Interpublic Group of Cos. Inc.	74,501	1,752
*	Discovery Inc. Class A	57,604	1,733
	Fox Corp. Class B	58,768	1,697
	American Airlines Group Inc.	105,551	1,665
*	Mohawk Industries Inc.	10,819	1,525
	Sirius XM Holdings Inc.	202,800	1,292
*	Liberty Media Corp.-Liberty SiriusXM Class A	29,545	1,276
	Warner Music Group Corp. Class A	30,367	1,154
	Lennar Corp. Class B	6,899	422
	ViacomCBS Inc. Class A	2,790	105
	News Corp. Class B	3,475	62
			340,690
Consumer Staples (4.3%)
	Corteva Inc.	284,869	11,030
	Clorox Co.	48,011	9,694
	McCormick & Co. Inc. (Non-Voting)	94,726	9,056
	Church & Dwight Co. Inc.	94,530	8,246
	Tyson Foods Inc. Class A	112,015	7,218
	Conagra Brands Inc.	176,614	6,404
	Kellogg Co.	98,120	6,106
	Archer-Daniels-Midland Co.	105,900	5,338
	McKesson Corp.	30,600	5,322
	AmerisourceBergen Corp. Class A	54,424	5,320
	Hormel Foods Corp.	102,687	4,786
	J M Smucker Co.	41,280	4,772
	Kroger Co.	140,004	4,447
	Lamb Weston Holdings Inc.	55,713	4,387
	Campbell Soup Co.	74,758	3,615
	Molson Coors Beverage Co. Class B	34,408	1,555
			97,296
Energy (3.1%)
	Valero Energy Corp.	155,200	8,780
	Pioneer Natural Resources Co.	62,595	7,129
	ONEOK Inc.	169,182	6,493
	Occidental Petroleum Corp.	354,400	6,135
	Halliburton Co.	319,555	6,039
	Phillips 66	83,100	5,812
	Hess Corp.	105,136	5,550
*	Cheniere Energy Inc.	86,420	5,188
	Baker Hughes Co. Class A	248,312	5,177
	Marathon Petroleum Corp.	123,979	5,128
	Williams Cos. Inc.	230,864	4,629
	Concho Resources Inc.	74,753	4,362
			70,422
5

Mid-Cap Index Portfolio
		Shares	Market Value• ($000)
Financials (11.4%)
	MSCI Inc. Class A	29,960	13,378
	IHS Markit Ltd.	136,493	12,261
	Discover Financial Services	116,732	10,568
	Willis Towers Watson plc	49,067	10,337
	First Republic Bank	66,230	9,731
	State Street Corp.	127,586	9,286
	Arthur J Gallagher & Co.	73,200	9,056
	Ameriprise Financial Inc.	44,892	8,724
	KKR & Co. Inc.	205,872	8,336
	MarketAxess Holdings Inc.	13,726	7,831
*	SVB Financial Group	19,701	7,641
	Fifth Third Bancorp	271,066	7,473
	Nasdaq Inc.	56,226	7,463
	Northern Trust Corp.	75,330	7,016
	Broadridge Financial Solutions Inc.	43,992	6,740
	Hartford Financial Services Group Inc.	136,312	6,677
	American International Group Inc.	163,900	6,205
	KeyCorp	372,336	6,110
	M&T Bank Corp.	46,486	5,918
	Regions Financial Corp.	365,293	5,888
	Citizens Financial Group Inc.	162,450	5,809
*	Markel Corp.	5,244	5,419
*	Arch Capital Group Ltd.	146,848	5,297
	Principal Financial Group Inc.	104,664	5,192
	Cincinnati Financial Corp.	58,204	5,085
	Ally Financial Inc.	142,308	5,075
	Huntington Bancshares Inc.	387,133	4,889
	FactSet Research Systems Inc.	14,457	4,807
	Raymond James Financial Inc.	46,958	4,492
	Annaly Capital Management Inc.	531,190	4,489
	Fidelity National Financial Inc.	106,144	4,149
	Loews Corp.	88,933	4,004
	Equitable Holdings Inc.	152,413	3,900
	Cboe Global Markets Inc.	41,170	3,834
	Everest Re Group Ltd.	15,224	3,564
	Globe Life Inc.	35,907	3,410
	W R Berkley Corp.	50,856	3,378
	Franklin Resources Inc.	115,047	2,875
	Interactive Brokers Group Inc. Class A	29,450	1,794
	Lincoln National Corp.	35,036	1,763
	AGNC Investment Corp.	104,101	1,624
	Alleghany Corp.	2,597	1,568
	SEI Investments Co.	24,833	1,427
			254,483
Health Care (11.5%)
*	IDEXX Laboratories Inc.	32,471	16,231
*	Align Technology Inc.	27,014	14,436
*	Veeva Systems Inc. Class A	51,638	14,058
*	DexCom Inc.	36,593	13,529
*	Centene Corp.	220,660	13,246
*	IQVIA Holdings Inc.	72,973	13,075
	ResMed Inc.	55,184	11,730
*	Teladoc Health Inc.	49,700	9,938
	Cerner Corp.	116,648	9,155
*	Seagen Inc.	51,544	9,027
*	Viatris Inc.	463,157	8,680
*	Exact Sciences Corp.	60,548	8,022
	West Pharmaceutical Services Inc.	26,700	7,564
*	Laboratory Corp. of America Holdings	37,067	7,545
	Cooper Cos. Inc.	20,307	7,378
	Teleflex Inc.	17,718	7,292
*	Hologic Inc.	97,789	7,122
*	Moderna Inc.	60,252	6,295
*	Alexion Pharmaceuticals Inc.	39,591	6,186
*	Incyte Corp.	70,881	6,165
	Quest Diagnostics Inc.	51,292	6,112
*	Varian Medical Systems Inc.	34,814	6,093
*	BioMarin Pharmaceutical Inc.	69,114	6,061
		Shares	Market Value• ($000)
	Cardinal Health Inc.	111,723	5,984
*	Alnylam Pharmaceuticals Inc.	44,233	5,749
*	ABIOMED Inc.	17,195	5,575
*	Elanco Animal Health Inc.	179,640	5,510
	DENTSPLY SIRONA Inc.	83,073	4,350
	Universal Health Services Inc. Class B	28,163	3,872
*	Henry Schein Inc.	54,390	3,636
*	DaVita Inc.	27,728	3,255
*	Insulet Corp.	12,600	3,221
*	PPD Inc.	46,677	1,597
*	GoodRx Holdings Inc. Class A	15,975	644
			258,333
Industrials (13.1%)
	Verisk Analytics Inc. Class A	61,921	12,854
	Carrier Global Corp.	330,005	12,448
*	TransDigm Group Inc.	19,692	12,186
	Cintas Corp.	33,881	11,976
	Ball Corp.	124,542	11,605
	AMETEK Inc.	87,622	10,597
*	Mettler-Toledo International Inc.	9,056	10,321
*	Keysight Technologies Inc.	70,520	9,315
	Equifax Inc.	46,321	8,933
*	FleetCor Technologies Inc.	31,757	8,664
	Fortive Corp.	122,011	8,641
	Old Dominion Freight Line Inc.	40,205	7,847
	Vulcan Materials Co.	50,412	7,477
	Synchrony Financial	211,000	7,324
	Kansas City Southern	35,600	7,267
	TransUnion	72,403	7,184
	WW Grainger Inc.	17,363	7,090
	Xylem Inc.	68,568	6,980
	Dover Corp.	54,843	6,924
	Martin Marietta Materials Inc.	23,716	6,735
*	Ingersoll Rand Inc.	143,112	6,520
*	United Rentals Inc.	27,478	6,372
*	Trimble Inc.	95,204	6,357
	Expeditors International of Washington Inc.	64,518	6,136
*	Waters Corp.	23,628	5,846
	Otis Worldwide Corp.	82,396	5,566
	Rockwell Automation Inc.	22,118	5,547
	Masco Corp.	99,528	5,467
	Jacobs Engineering Group Inc.	49,380	5,380
*	Crown Holdings Inc.	51,263	5,137
	Westinghouse Air Brake Technologies Corp.	68,855	5,040
	Packaging Corp. of America	36,108	4,980
	CH Robinson Worldwide Inc.	51,790	4,861
	JB Hunt Transport Services Inc.	32,169	4,396
	Westrock Co.	100,003	4,353
	Textron Inc.	87,118	4,210
*	Zebra Technologies Corp. Class A	10,200	3,920
	Snap-on Inc.	20,657	3,535
	Western Union Co.	156,426	3,432
	HEICO Corp. Class A	28,499	3,336
	Cognex Corp.	31,541	2,532
	Jack Henry & Associates Inc.	14,560	2,359
	HEICO Corp.	15,769	2,088
*	XPO Logistics Inc.	17,401	2,074
	Hubbell Inc. Class B	10,332	1,620
*,1	Nikola Corp.	33,000	504
			293,936
Real Estate (8.6%)
	Digital Realty Trust Inc.	106,675	14,882
*	CoStar Group Inc.	15,006	13,870
	SBA Communications Corp. Class A	42,305	11,936
	Welltower Inc.	158,814	10,263
	Weyerhaeuser Co.	284,321	9,533
	Alexandria Real Estate Equities Inc.	51,383	9,158
	AvalonBay Communities Inc.	53,159	8,528

6

Mid-Cap Index Portfolio
		Shares	Market Value• ($000)
	Equity Residential	141,836	8,408
	Realty Income Corp.	133,569	8,304
*	CBRE Group Inc. Class A	121,419	7,615
*	Zillow Group Inc. Class C	57,100	7,412
	Ventas Inc.	142,500	6,988
	Invitation Homes Inc.	213,174	6,331
	Sun Communities Inc.	40,988	6,228
	Healthpeak Properties Inc.	204,809	6,191
	Essex Property Trust Inc.	24,828	5,895
	Extra Space Storage Inc.	49,192	5,699
	Duke Realty Corp.	141,699	5,664
	Mid-America Apartment Communities Inc.	43,538	5,516
	Simon Property Group Inc.	61,933	5,282
	Boston Properties Inc.	53,374	5,045
	WP Carey Inc.	66,727	4,710
	UDR Inc.	112,050	4,306
	Camden Property Trust	37,030	3,700
	Iron Mountain Inc.	109,663	3,233
*	Zillow Group Inc. Class A	15,900	2,161
	Host Hotels & Resorts Inc.	134,658	1,970
	VEREIT Inc.	41,494	1,568
	Regency Centers Corp.	32,399	1,477
			191,873
Technology (20.3%)
*	Twitter Inc.	302,677	16,390
	KLA Corp.	58,819	15,229
*	Synopsys Inc.	57,761	14,974
	Amphenol Corp. Class A	113,926	14,898
*	DocuSign Inc. Class A	67,000	14,894
*	Match Group Inc.	96,204	14,545
*	Cadence Design Systems Inc.	106,245	14,495
*	Crowdstrike Holdings Inc. Class A	66,700	14,128
	Microchip Technology Inc.	99,089	13,685
	Xilinx Inc.	93,315	13,229
*	Pinterest Inc. Class A	194,504	12,818
*	Palo Alto Networks Inc.	34,466	12,249
	Marvell Technology Group Ltd.	255,138	12,129
*	ANSYS Inc.	32,685	11,891
*	Okta Inc.	45,677	11,614
*	RingCentral Inc. Class A	30,190	11,441
*	Snap Inc. Class A	211,464	10,588
	Corning Inc.	290,745	10,467
*	Splunk Inc.	61,087	10,378
	Skyworks Solutions Inc.	63,229	9,666
*	Twilio Inc. Class A	26,688	9,034
	Maxim Integrated Products Inc.	101,789	9,024
*	Coupa Software Inc.	26,200	8,879
*	Paycom Software Inc.	18,925	8,559
*	VeriSign Inc.	36,931	7,992
*	Fortinet Inc.	52,470	7,793
*	Slack Technologies Inc. Class A	174,703	7,379
*	EPAM Systems Inc.	20,300	7,274
*	Qorvo Inc.	43,378	7,212
	CDW Corp.	54,462	7,178
*	Tyler Technologies Inc.	15,400	6,722
*	Datadog Inc. Class A	67,300	6,625
*	Akamai Technologies Inc.	61,952	6,504
	Citrix Systems Inc.	46,853	6,096
	Western Digital Corp.	110,028	6,094
	SS&C Technologies Holdings Inc.	82,761	6,021
*	Arista Networks Inc.	20,190	5,867
	Hewlett Packard Enterprise Co.	490,268	5,810
*	Zscaler Inc.	28,100	5,612
	NetApp Inc.	84,480	5,596
*	IAC/InterActiveCorp	28,770	5,448
*	GoDaddy Inc. Class A	63,897	5,300
	Seagate Technology plc	83,090	5,165
*	Gartner Inc.	32,237	5,164
*	Black Knight Inc.	56,685	5,008
		Shares	Market Value• ($000)
	NortonLifeLock Inc.	213,563	4,438
	Teradyne Inc.	31,600	3,789
*	HubSpot Inc.	8,300	3,290
*	IPG Photonics Corp.	13,191	2,952
*	Cloudflare Inc. Class A	37,900	2,880
	Leidos Holdings Inc.	27,100	2,849
*	Dropbox Inc. Class A	114,586	2,543
*	F5 Networks Inc.	11,731	2,064
*,1	Palantir Technologies Inc. Class A	84,248	1,984
*	ZoomInfo Technologies Inc. Class A	29,608	1,428
*	Unity Software Inc.	298	46
			455,327
Telecommunications (2.2%)
*	Roku Inc.	41,496	13,778
	Motorola Solutions Inc.	64,531	10,974
*	Liberty Broadband Corp. Class C	61,239	9,698
	CenturyLink Inc.	417,987	4,075
*,1	Altice USA Inc. Class A	101,177	3,832
*	DISH Network Corp. Class A	92,931	3,005
*	Liberty Broadband Corp. Class A	9,486	1,495
	Juniper Networks Inc.	62,939	1,417
			48,274
Utilities (6.3%)
	Eversource Energy	130,484	11,288
	WEC Energy Group Inc.	120,163	11,059
	American Water Works Co. Inc.	69,062	10,599
	Waste Connections Inc.	100,087	10,266
	Edison International	144,141	9,055
	DTE Energy Co.	73,096	8,875
	PPL Corp.	292,967	8,262
	Entergy Corp.	76,256	7,613
	Ameren Corp.	93,906	7,330
*	PG&E Corp.	566,467	7,058
	CMS Energy Corp.	109,099	6,656
	FirstEnergy Corp.	206,478	6,320
	AES Corp.	252,923	5,945
	Alliant Energy Corp.	95,198	4,906
	Evergy Inc.	86,265	4,789
	Consolidated Edison Inc.	65,100	4,705
	CenterPoint Energy Inc.	207,395	4,488
	Vistra Corp.	186,326	3,663
	NiSource Inc.	145,793	3,344
	NRG Energy Inc.	46,371	1,741
	Pinnacle West Capital Corp.	21,494	1,718
	Avangrid Inc.	23,545	1,070
			140,750
Total Common Stocks (Cost $1,616,411)			2,237,601
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity Fund, 0.111%	143,362	14,337

7

Mid-Cap Index Portfolio
	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.0%)
[4] United States Treasury Bill, 0.097%, 1/28/21	108	108
Total Temporary Cash Investments (Cost $14,447)		14,445
Total Investments (100.5%) (Cost $1,630,858)		2,252,046
Other Assets and Liabilities—Net (-0.5%)		(11,022)
Net Assets (100%)		2,241,024
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,813,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $10,392,000 was received for securities on loan.
4	Securities with a value of $108,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2021	12	2,249	34
E-mini S&P Mid-Cap 400 Index	March 2021	17	3,916	95
				129
See accompanying Notes, which are an integral part of the Financial Statements.
8

Mid-Cap Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,616,519)	2,237,709
Affiliated Issuers (Cost $14,339)	14,337
Total Investments in Securities	2,252,046
Investment in Vanguard	85
Cash Collateral Pledged—Futures Contracts	259
Receivables for Investment Securities Sold	3,581
Receivables for Accrued Income	2,616
Receivables for Capital Shares Issued	531
Variation Margin Receivable—Futures Contracts	22
Total Assets	2,259,140
Liabilities
Due to Custodian	3,138
Payables for Investment Securities Purchased	1,285
Collateral for Securities on Loan	10,392
Payables for Capital Shares Redeemed	3,094
Payables to Vanguard	207
Total Liabilities	18,116
Net Assets	2,241,024
At December 31, 2020, net assets consisted of:

Paid-in Capital	1,430,122
Total Distributable Earnings (Loss)	810,902
Net Assets	2,241,024

Net Assets
Applicable to 86,965,574 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,241,024
Net Asset Value Per Share	$25.77
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Mid-Cap Index Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends	32,311
Interest[1]	29
Securities Lending—Net	258
Total Income	32,598
Expenses
The Vanguard Group—Note B
Investment Advisory Services	291
Management and Administrative	2,721
Marketing and Distribution	184
Custodian Fees	50
Auditing Fees	32
Shareholders’ Reports	29
Trustees’ Fees and Expenses	1
Total Expenses	3,308
Net Investment Income	29,290
Realized Net Gain (Loss)
Investment Securities Sold[1]	163,174
Futures Contracts	511
Realized Net Gain (Loss)	163,685
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	140,792
Futures Contracts	20
Change in Unrealized Appreciation (Depreciation)	140,812
Net Increase (Decrease) in Net Assets Resulting from Operations	333,787
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $27,000, $7,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
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Mid-Cap Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,290	29,001
Realized Net Gain (Loss)	163,685	112,918
Change in Unrealized Appreciation (Depreciation)	140,812	360,047
Net Increase (Decrease) in Net Assets Resulting from Operations	333,787	501,966
Distributions[1]
Total Distributions	(142,409)	(172,303)
Capital Share Transactions
Issued	302,317	300,982
Issued in Lieu of Cash Distributions	142,409	172,303
Redeemed	(549,858)	(269,427)
Net Increase (Decrease) from Capital Share Transactions	(105,132)	203,858
Total Increase (Decrease)	86,246	533,521
Net Assets
Beginning of Period	2,154,778	1,621,257
End of Period	2,241,024	2,154,778
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
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Mid-Cap Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.03	$20.23	$23.72	$21.11	$20.76
Investment Operations
Net Investment Income	.325[1,2]	.334[1]	.343[1]	.292[1]	.280
Net Realized and Unrealized Gain (Loss) on Investments	3.047	5.621	(2.386)	3.575	1.814
Total from Investment Operations	3.372	5.955	(2.043)	3.867	2.094
Distributions
Dividends from Net Investment Income	(.344)	(.350)	(.286)	(.270)	(.292)
Distributions from Realized Capital Gains	(1.288)	(1.805)	(1.161)	(.987)	(1.452)
Total Distributions	(1.632)	(2.155)	(1.447)	(1.257)	(1.744)
Net Asset Value, End of Period	$25.77	$24.03	$20.23	$23.72	$21.11
Total Return	18.07%	30.87%	-9.33%	19.08%	11.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,241	$2,155	$1,621	$1,804	$1,495
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.19%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.50%[2]	1.49%	1.49%	1.32%	1.40%
Portfolio Turnover Rate	28%	21%	21%	18%	21%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.17%, respectively, resulting from a special dividend from NortonLifeLock Inc. in February 2020.
See accompanying Notes, which are an integral part of the Financial Statements.
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Mid-Cap Index Portfolio
Notes to Financial Statements
The Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
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Mid-Cap Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $85,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
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Mid-Cap Index Portfolio
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio's investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	2,237,601	—	—	2,237,601
Temporary Cash Investments	14,337	108	—	14,445
Total	2,251,938	108	—	2,252,046

Derivative Financial Instruments
Assets
Futures Contracts[1]	22	—	—	22
1	Represents variation margin on the last day of the reporting period.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	45,598
Undistributed Long-Term Gains	144,283
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	621,021
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	31,056	32,008
Long-Term Capital Gains	111,353	140,295
Total	142,409	172,303
*	Includes short-term capital gains, if any.
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Mid-Cap Index Portfolio
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,631,025
Gross Unrealized Appreciation	689,240
Gross Unrealized Depreciation	(68,219)
Net Unrealized Appreciation (Depreciation)	621,021
E.  During the year ended December 31, 2020, the portfolio purchased $536,088,000 of investment securities and sold $746,889,000 of investment securities, other than temporary cash investments.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2020, such purchases and sales were $35,782,000 and $192,588,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2020 Shares (000)	2019 Shares (000)

Issued	14,451	13,473
Issued in Lieu of Cash Distributions	8,812	8,135
Redeemed	(25,982)	(12,082)
Net Increase (Decrease) in Shares Outstanding	(2,719)	9,526
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 40% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable gains.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Mid-Cap Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2020 tax information (unaudited) for corporate shareholders only for Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $111,353,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 54.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The CRSP US Mid Cap Index (the “Index”) is a product of the Center for Research in Security Prices, LLC (“CRSP”), an affiliate of the University of Chicago (“University”), and has been licensed for use by Vanguard. CRSP® is a trademark of CRSP; and has been licensed by CRSP for use for certain purposes by Vanguard. The Vanguard Mid-Cap Index Portfolio is not sponsored, endorsed, sold or promoted by CRSP or University. Neither CRSP nor University makes any representation or warranty, express or implied, to the owners of the Vanguard Mid-Cap Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Mid-Cap Index Portfolio particularly or the ability of the Index to track general market performance. The Index is determined, composed and calculated without regard to Vanguard or the Vanguard Mid-Cap Index Portfolio. Neither CRSP nor the University has any obligation to take the needs of Vanguard or the owners of Vanguard Mid-Cap Index Portfolio into consideration in determining, composing or calculating the Index. Neither CRSP nor the University is responsible for and has not participated in the determination of the prices and amount of Vanguard Mid-Cap Index Portfolio or the timing of the issuance or sale of Vanguard Mid-Cap Index Portfolio or in the determination or calculation of the equation by which Vanguard Mid-Cap Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. Neither CRSP nor the University has any obligation or liability in connection with the administration, marketing or trading of Vanguard Mid-Cap Index Portfolio. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. Neither CRSP nor the University is an investment advisor. Inclusion of a security within an index is not a recommendation by CRSP or the University to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER CRSP NOR THE UNIVERSITY GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. NEITHER CRSP NOR THE UNIVERSITY SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. NEITHER CRSP NOR THE UNIVERSITY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND CRSP AND THE UNIVERSITY EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD MID-CAP INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL CRSP OR THE UNIVERSITY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CRSP AND VANGUARD, OTHER THAN THE LICENSORS, IF ANY, OF CRSP.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

1 Mr. Buckley is considered “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
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You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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Q690MC 022021

Annual Report | December 31, 2020

Vanguard Variable Insurance Funds

Moderate Allocation Portfolio

Contents

Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Moderate Allocation Portfolio

Your Portfolio’s Performance at a Glance

•    For the 12 months ended December 31, 2020, the Moderate Allocation Portfolio returned 13.77%, behind the 15.20% return of its benchmark, the Moderate Allocation Composite Index. The portfolio posted a return different from that of its benchmark in part because of differences in the timing for rebalancing them to their target allocations.

•    The period was marked by the global spread of COVID-19 and efforts to contain it. Responses from policymakers, the creation and initial distribution of vaccines, and the easing of some restrictions soon lifted investor sentiment, and stock markets hit highs in December. After an initial period of high volatility and low liquidity in the bond markets, yields fell and prices rose amid unprecedented actions taken by governments and central banks to blunt the economic impact of the virus.

•    The portfolio targets an asset allocation of approximately 60% stocks and 40% bonds through these holdings: Vanguard Variable Insurance Funds Total Bond Market Index Portfolio and Equity Index Portfolio and Admiral Shares of Vanguard Total International Bond Index Fund, Vanguard Total International Stock Index Fund, and Vanguard Extended Market Index Fund.

•    The Extended Market Index Fund returned about 32%, the Equity Index Portfolio about 18%, and the Total International Stock Index Fund more than 11%. The Total Bond Market Index Portfolio returned more than 7%, and the Total International Bond Index Fund returned more than 4%.

•    Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

Market Barometer

	Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16

CPI
Consumer Price Index	1.36%	1.85%	1.95%

1

Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2020	12/31/2020	Period
Based on Actual Portfolio Return	$1,000.00	$1,151.53	$0.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.53	0.61

The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.12%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/366).

2

Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended December 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/19/2011)	Investment
Moderate Allocation Portfolio	13.77%	9.80%	9.19%	$22,453

Moderate Allocation Composite Index	15.20	10.39	9.60	23,232
Dow Jones U.S. Total Stock Market

Float Adjusted Index	20.79	15.36	15.45	37,512

Moderate Allocation Composite Index: Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.

“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

3

Moderate Allocation Portfolio

Underlying Vanguard Funds

As of December 31, 2020

Vanguard Variable Insurance Funds—Equity Index Portfolio	29.4%
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	27.8
Vanguard Total International Stock Index Fund Admiral Shares	24.2
Vanguard Total International Bond Index Fund Admiral Shares	12.0
Vanguard Extended Market Index Fund Admiral Shares	6.6

The table reflects the portfolio’s investments, except for short-term investments.

4

Moderate Allocation Portfolio

Financial Statements

Schedule of Investments

As of December 31, 2020

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (36.0%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	3,722,316	200,112
Vanguard Extended Market Index Fund Admiral Shares	361,471	45,093
		245,205

International Stock Fund (24.2%)
Vanguard Total International Stock Index Fund Admiral Shares	5,067,260	164,483

U.S. Bond Fund (27.8%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	14,756,633	189,033

International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Admiral Shares	3,485,631	81,529
Total Investments (100.0%) (Cost $580,977)		680,250
Other Assets and Liabilities—Net (0.0%)		(285)
Net Assets (100%)		679,965

Cost is in $000.

• See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

5

Moderate Allocation Portfolio

Statement of Assets and Liabilities

As of December 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $580,977)	680,250
Receivables for Investment Securities Sold	2
Receivables for Capital Shares Issued	6
Total Assets	680,258
Liabilities
Due to Custodian	2
Payables for Capital Shares Redeemed	291
Total Liabilities	293
Net Assets	679,965

At December 31, 2020, net assets consisted of:

Paid-in Capital	546,529
Total Distributable Earnings (Loss)	133,436
Net Assets	679,965

Net Assets
Applicable to 20,954,007 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	679,965
Net Asset Value Per Share	$32.45

See accompanying Notes, which are an integral part of the Financial Statements.

6

Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	10,787
Net Investment Income—Note B	10,787
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3,585
Affiliated Funds Sold	20,948
Realized Net Gain (Loss)	24,533
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	46,407
Net Increase (Decrease) in Net Assets Resulting from Operations	81,727

Statement of Changes in Net Assets

	Year Ended December 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,787	11,835
Realized Net Gain (Loss)	24,533	11,716
Change in Unrealized Appreciation (Depreciation)	46,407	57,473
Net Increase (Decrease) in Net Assets Resulting from Operations	81,727	81,024
Distributions[1]
Total Distributions	(24,041)	(20,535)
Capital Share Transactions
Issued	133,393	96,476
Issued in Lieu of Cash Distributions	24,041	20,535
Redeemed	(66,835)	(45,572)
Net Increase (Decrease) from Capital Share Transactions	90,599	71,439
Total Increase (Decrease)	148,285	131,928
Net Assets
Beginning of Period	531,680	399,752
End of Period	679,965	531,680

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Moderate Allocation Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$30.12	$26.46	$29.35	$26.67	$25.80
Investment Operations
Net Investment Income[1]	.552	.720	.634	.657	.581
Capital Gain Distributions Received	.184	.199	.148	.309	.182
Net Realized and Unrealized Gain (Loss) on Investments	2.976	4.106	(2.142)	2.863	1.112
Total from Investment Operations	3.712	5.025	(1.360)	3.829	1.875
Distributions
Dividends from Net Investment Income	(.720)	(.657)	(.577)	(.545)	(.439)
Distributions from Realized Capital Gains	(.662)	(.708)	(.953)	(.604)	(.566)
Total Distributions	(1.382)	(1.365)	(1.530)	(1.149)	(1.005)
Net Asset Value, End of Period	$32.45	$30.12	$26.46	$29.35	$26.67

Total Return	13.77%	19.53%	-4.94%	14.80%	7.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$680	$532	$400	$394	$294
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.12%	0.14%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.54%	2.25%	2.36%	2.25%
Portfolio Turnover Rate	26%	13%	20%	21%	14%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Moderate Allocation Portfolio

Notes to Financial Statements

The Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines

9

Moderate Allocation Portfolio

approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2020, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

At December 31, 2020, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,000
Undistributed Long-Term Gains	21,163
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	99,273

The tax character of distributions paid was as follows:

	Year Ended December 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	13,036	9,885
Long-Term Capital Gains	11,005	10,650
Total	24,041	20,535

* Includes short-term capital gains, if any.

As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	580,977
Gross Unrealized Appreciation	99,289
Gross Unrealized Depreciation	(16)
Net Unrealized Appreciation (Depreciation)	99,273

10

Moderate Allocation Portfolio

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	4,652	3,403
Issued in Lieu of Cash Distributions	974	754
Redeemed	(2,325)	(1,613)
Net Increase (Decrease) in Shares Outstanding	3,301	2,544

At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 78% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	—	—	—
Vanguard Extended Market Index Fund	31,519	7,755	5,707	1,937	9,589	495	—	45,093
Vanguard Total International Bond Index Fund	63,242	32,296	16,482	1,355	1,118	648	123	81,529
Vanguard Total International Stock Index Fund	128,492	43,203	24,623	2,841	14,570	3,505	—	164,483
Vanguard Variable Insurance Funds—Equity Index Portfolio	160,856	58,418	47,105	11,651	16,292	2,951	3,462	200,112
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	147,506	86,999	53,474	3,164	4,838	3,188	—	189,033
Total	531,615	228,671	147,391	20,948	46,407	10,787	3,585	680,250

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.

11

Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Moderate Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Moderate Allocation Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for corporate shareholders only for Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $11,005,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 21.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $4,473,000 and foreign taxes paid of $339,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

12

Moderate Allocation Portfolio

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Moderate Allocation Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Moderate Allocation Portfolio. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Moderate Allocation Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Moderate Allocation Portfolio or the owners of the Moderate Allocation Portfolio.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Moderate Allocation Portfolio. Investors acquire the Moderate Allocation Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Moderate Allocation Portfolio. The Moderate Allocation Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Moderate Allocation Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Moderate Allocation Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Moderate Allocation Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Moderate Allocation Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Moderate Allocation Portfolio.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Moderate Allocation Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Moderate Allocation Portfolio, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBLITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE MODERATE ALLOCATION PORTFOLIO.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2021 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

13

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018– present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

(2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690MA 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Money Market Portfolio

Contents
About Your Portfolio’s Expenses	1
Financial Statements	3
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Money Market Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,000.24	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.43	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
1

Money Market Portfolio
Portfolio Allocation (% of investments)
As of December 31, 2020
U.S. Government and Agency Obligations	98.1%
Certificates of Deposit	0.3
Commercial Paper	1.6
Tax-Exempt Municipal Bonds	0.0
2

Money Market Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio publishes its holdings on a monthly basis on Vanguard’s website and files them with the Securities and Exchange Commission (SEC) on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed via a link on the “Portfolio Holdings” page at www.vanguard.com or on the SEC’s website at www.sec.gov.
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (100.4%)
[2]	Fannie Mae Discount Notes	0.112%–0.122%	1/20/21	7,117	7,117
[2]	Fannie Mae Discount Notes	0.101%–0.112%	1/27/21	14,967	14,966
[2]	Fannie Mae Discount Notes	0.101%–0.122%	2/3/21	14,800	14,798
[2]	Fannie Mae Discount Notes	0.101%	2/17/21	13,594	13,592
[2]	Fannie Mae Discount Notes	0.097%	3/10/21	8,000	7,998
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.060%	0.150%	1/1/21	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.080%	0.170%	1/1/21	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.080%	0.170%	1/1/21	1,000	1,000
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.145%	0.235%	1/1/21	1,000	1,001
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.190%	0.280%	1/1/21	6,000	6,009
[3]	Federal Farm Credit Banks Funding Corp., SOFR + 0.220%	0.260%	1/1/21	1,000	1,002
[3]	Federal Farm Credit Banks Funding Corp., U.S. Treasury 3M Bill Money Market Yield + 0.065%	0.160%	1/5/21	2,000	2,000
[3]	Federal Farm Credit Banks Funding Corp., U.S. Treasury 3M Bill Money Market Yield + 0.070%	0.165%	1/5/21	2,000	2,000
[3]	Federal Farm Credit Banks Funding Corp., U.S. Treasury 3M Bill Money Market Yield + 0.070%	0.165%	1/5/21	1,000	1,000
	Federal Farm Credit Discount Notes	0.142%	2/18/21	3,500	3,499
	Federal Farm Credit Discount Notes	0.101%	4/12/21	5,000	4,999
	Federal Farm Credit Discount Notes	0.112%	5/24/21	8,500	8,496
	Federal Farm Credit Discount Notes	0.122%	6/1/21	520	520
	Federal Home Loan Bank Discount Notes	0.122%	1/11/21	6,000	6,000
	Federal Home Loan Bank Discount Notes	0.101%–0.122%	1/20/21	4,646	4,646
	Federal Home Loan Bank Discount Notes	0.127%	1/27/21	2,850	2,850
	Federal Home Loan Bank Discount Notes	0.112%	1/29/21	7,606	7,605
	Federal Home Loan Bank Discount Notes	0.083%	2/3/21	15,000	14,999
	Federal Home Loan Bank Discount Notes	0.122%–0.152%	2/5/21	11,643	11,641
	Federal Home Loan Bank Discount Notes	0.092%–0.096%	2/10/21	21,596	21,594
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Federal Home Loan Bank Discount Notes	0.096%	2/17/21	2,000	2,000
	Federal Home Loan Bank Discount Notes	0.101%	2/19/21	9,200	9,199
	Federal Home Loan Bank Discount Notes	0.097%–0.132%	2/24/21	21,350	21,347
	Federal Home Loan Bank Discount Notes	0.111%	3/3/21	2,000	2,000
	Federal Home Loan Bank Discount Notes	0.097%–0.152%	3/5/21	11,000	10,997
	Federal Home Loan Bank Discount Notes	0.084%–0.094%	3/10/21	9,280	9,278
	Federal Home Loan Bank Discount Notes	0.132%	3/19/21	500	500
	Federal Home Loan Bank Discount Notes	0.142%	3/24/21	4,155	4,154
	Federal Home Loan Bank Discount Notes	0.152%	3/31/21	5,000	4,998
	Federal Home Loan Bank Discount Notes	0.122%	4/7/21	744	744
	Federal Home Loan Bank Discount Notes	0.112%	4/21/21	5,000	4,998
	Federal Home Loan Bank Discount Notes	0.111%–0.122%	4/30/21	13,625	13,620
	Federal Home Loan Bank Discount Notes	0.112%	5/21/21	10,000	9,996
	Federal Home Loan Bank Discount Notes	0.122%	5/26/21	9,050	9,046
	Federal Home Loan Bank Discount Notes	0.101%	6/2/21	597	597
	Federal Home Loan Bank Discount Notes	0.095%–0.122%	6/4/21	31,535	31,521
	Federal Home Loan Bank Discount Notes	0.095%–0.101%	6/11/21	9,300	9,296
	Federal Home Loan Bank Discount Notes	0.118%	6/14/21	1,000	999
	Federal Home Loan Banks	0.100%	2/1/21	4,000	4,000
	Federal Home Loan Banks	0.100%	2/8/21	1,000	1,000
	Federal Home Loan Banks	1.375%	2/18/21	3,970	3,977
[3]	Federal Home Loan Banks, SOFR + 0.020%	0.110%	1/4/21	9,000	9,000
[3]	Federal Home Loan Banks, SOFR + 0.035%	0.125%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.035%	0.125%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.045%	0.135%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.050%	0.140%	1/4/21	14,000	13,999
[3]	Federal Home Loan Banks, SOFR + 0.050%	0.140%	1/4/21	10,500	10,500
[3]	Federal Home Loan Banks, SOFR + 0.050%	0.140%	1/4/21	6,000	6,000
[3]	Federal Home Loan Banks, SOFR + 0.050%	0.140%	1/4/21	750	750
[3]	Federal Home Loan Banks, SOFR + 0.055%	0.145%	1/4/21	5,000	5,001
[3]	Federal Home Loan Banks, SOFR + 0.055%	0.145%	1/4/21	3,000	3,000
[3]	Federal Home Loan Banks, SOFR + 0.055%	0.145%	1/4/21	2,000	2,000
3

Money Market Portfolio
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Federal Home Loan Banks, SOFR + 0.060%	0.150%	1/4/21	6,000	6,000
[3]	Federal Home Loan Banks, SOFR + 0.065%	0.155%	1/4/21	9,000	8,999
[3]	Federal Home Loan Banks, SOFR + 0.070%	0.160%	1/4/21	6,000	6,000
[3]	Federal Home Loan Banks, SOFR + 0.070%	0.160%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.075%	0.165%	1/4/21	7,200	7,198
[3]	Federal Home Loan Banks, SOFR + 0.075%	0.165%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.080%	0.170%	1/4/21	5,000	5,000
[3]	Federal Home Loan Banks, SOFR + 0.080%	0.170%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.085%	0.175%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.090%	0.180%	1/4/21	750	750
[3]	Federal Home Loan Banks, SOFR + 0.095%	0.185%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.100%	0.190%	1/4/21	13,000	13,000
[3]	Federal Home Loan Banks, SOFR + 0.100%	0.190%	1/4/21	7,000	7,000
[3]	Federal Home Loan Banks, SOFR + 0.115%	0.205%	1/1/21	4,000	4,000
[3]	Federal Home Loan Banks, SOFR + 0.130%	0.220%	1/4/21	7,000	7,000
[3]	Federal Home Loan Banks, SOFR + 0.130%	0.220%	1/4/21	1,100	1,100
[3]	Federal Home Loan Banks, SOFR + 0.135%	0.225%	1/4/21	1,900	1,900
[3]	Federal Home Loan Banks, SOFR + 0.135%	0.225%	1/4/21	1,000	1,000
[3]	Federal Home Loan Banks, SOFR + 0.140%	0.230%	1/4/21	3,000	3,000
[3]	Federal Home Loan Banks, SOFR + 0.160%	0.250%	1/4/21	5,245	5,246
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.095%	0.185%	1/1/21	2,000	2,000
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.120%	0.210%	1/1/21	8,000	8,000
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.140%	0.230%	1/1/21	5,000	4,999
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.145%	0.235%	1/1/21	6,000	6,000
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.150%	0.240%	1/1/21	17,000	16,999
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.160%	0.250%	1/1/21	5,000	5,006
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.180%	0.270%	1/1/21	3,000	3,000
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.190%	0.280%	1/1/21	15,000	15,000
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.190%	0.280%	1/1/21	1,000	1,000
[2,3]	Federal Home Loan Mortgage Corp., SOFR + 0.200%	0.290%	1/1/21	1,000	1,000
[2]	Federal National Mortgage Association	1.375%	2/26/21	1,000	1,002
[2]	Federal National Mortgage Association	2.500%	4/13/21	1,755	1,767
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3]	Federal National Mortgage Association, SOFR + 0.075%	0.165%	1/1/21	3,000	2,999
[2,3]	Federal National Mortgage Association, SOFR + 0.100%	0.190%	1/1/21	2,500	2,499
[2,3]	Federal National Mortgage Association, SOFR + 0.120%	0.210%	1/1/21	1,200	1,201
[2,3]	Federal National Mortgage Association, SOFR + 0.130%	0.220%	1/1/21	11,000	11,000
[2,3]	Federal National Mortgage Association, SOFR + 0.140%	0.230%	1/1/21	2,000	2,000
[2,3]	Federal National Mortgage Association, SOFR + 0.150%	0.240%	1/1/21	1,000	1,000
[2,3]	Federal National Mortgage Association, SOFR + 0.180%	0.270%	1/1/21	5,000	5,000
[2,3]	Federal National Mortgage Association, SOFR + 0.190%	0.280%	1/1/21	4,300	4,302
[2,3]	Federal National Mortgage Association, SOFR + 0.300%	0.390%	1/1/21	9,000	9,023
[2,3]	Federal National Mortgage Association, SOFR + 0.360%	0.450%	1/1/21	2,750	2,759
	U.S. Cash Management Bill	0.086%–0.103%	3/9/21	26,503	26,498
	U.S. Cash Management Bill	0.082%	3/30/21	10,000	9,998
	U.S. Cash Management Bill	0.082%	4/6/21	20,000	19,995
	U.S. Cash Management Bill	0.103%	4/13/21	25,000	24,993
	U.S. Cash Management Bill	0.088%	5/11/21	10,000	9,997
	U.S. Treasury Bill	0.096%	1/5/21	19,272	19,272
	U.S. Treasury Bill	0.093%–0.165%	1/7/21	34,040	34,039
	U.S. Treasury Bill	0.108%	1/12/21	15,000	14,999
	U.S. Treasury Bill	0.104%–0.145%	1/14/21	35,000	34,998
	U.S. Treasury Bill	0.117%	1/19/21	15,000	14,999
	U.S. Treasury Bill	0.095%–0.135%	1/21/21	77,111	77,106
	U.S. Treasury Bill	0.112%	1/26/21	10,000	9,999
	U.S. Treasury Bill	0.098%	1/28/21	12,151	12,150
	U.S. Treasury Bill	0.107%	2/2/21	15,000	14,999
	U.S. Treasury Bill	0.105%	2/4/21	12,359	12,358
	U.S. Treasury Bill	0.082%–0.120%	2/11/21	37,000	36,995
	U.S. Treasury Bill	0.091%	2/16/21	30,000	29,996
	U.S. Treasury Bill	0.120%	2/25/21	30,000	29,994
	U.S. Treasury Bill	0.079%–0.101%	3/2/21	28,115	28,111
	U.S. Treasury Bill	0.120%	3/18/21	25,000	24,994
	U.S. Treasury Bill	0.093%–0.105%	4/1/21	24,246	24,240
	U.S. Treasury Bill	0.110%	4/8/21	20,000	19,994
	U.S. Treasury Bill	0.115%	4/15/21	20,000	19,993
	U.S. Treasury Bill	0.115%	4/22/21	25,000	24,991
	U.S. Treasury Bill	0.110%	4/29/21	15,000	14,995
	U.S. Treasury Bill	0.110%	5/6/21	10,000	9,996
	U.S. Treasury Bill	0.110%	5/13/21	25,000	24,990
	U.S. Treasury Bill	0.100%	5/20/21	15,000	14,994
	U.S. Treasury Bill	0.089%	5/27/21	951	951
	U.S. Treasury Bill	0.090%	6/3/21	10,000	9,996
	U.S. Treasury Bill	0.090%	6/10/21	20,000	19,992
	U.S. Treasury Bill	0.085%	6/17/21	15,000	14,994
	U.S. Treasury Bill	0.090%	6/24/21	9,920	9,916
	U.S. Treasury Bill	0.100%	7/1/21	30,000	29,985
[3]	U.S. Treasury Floating Rate Note, U.S. Treasury 3M Bill Money Market Yield + 0.055%	0.150%	1/5/21	10,000	9,999
	U.S. Treasury Note/Bond	2.000%	1/15/21	8,726	8,732
	U.S. Treasury Note/Bond	2.375%	4/15/21	2,433	2,449
Total U.S. Government and Agency Obligations (Cost $1,306,295)					1,306,295

4

Money Market Portfolio
		Yield[1]	Maturity Date	Face Amount ($000)	Market Value• ($000)
Certificates of Deposit (0.3%)
	Landesbank Baden-Wuerttemberg	0.270%	1/11/21	4,000	4,000
Total Certificates of Deposit (Cost $4,000)					4,000
Commercial Paper (1.6%)
	JP Morgan Securities LLC	0.130%	1/5/21	3,000	3,000
	Landesbank Baden-Wuerttemberg	0.080%	1/5/21	15,000	14,999
	Landesbank Baden-Wuerttemberg	0.110%	1/11/21	1,500	1,500
	Landesbank Hessen-Thueringen Girozentrale	0.120%	1/6/21	2,000	2,000
Total Commercial Paper (Cost $21,499)					21,499
Tax-Exempt Municipal Bonds (0.0%)
[4]	Chicago Midway International Airport Port, Airport & Marina Revenue VRDO	0.120%	1/7/21	210	210
Total Tax-Exempt Municipal Bonds (Cost $210)					210
Total Investments (102.3%) (Cost $1,332,004)					1,332,004
Other Assets and Liabilities—Net (-2.3%)					(30,578)
Net Assets (100%)					1,301,426
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
4	Scheduled principal and interest payments are guaranteed by bank letter of credit.
3M—3-month.
SOFR—Secured Overnight Financing Rate.
VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Money Market Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Unaffiliated Issuers (Cost $1,332,004)	1,332,004
Investment in Vanguard	52
Receivables for Investment Securities Sold	5
Receivables for Accrued Income	206
Receivables for Capital Shares Issued	968
Total Assets	1,333,235
Liabilities
Payables for Investment Securities Purchased	31,595
Payables for Capital Shares Redeemed	118
Payables to Vanguard	96
Total Liabilities	31,809
Net Assets	1,301,426
At December 31, 2020, net assets consisted of:

Paid-in Capital	1,301,351
Total Distributable Earnings (Loss)	75
Net Assets	1,301,426

Net Assets
Applicable to 1,300,951,171 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,301,426
Net Asset Value Per Share	$1.00

See accompanying Notes, which are an integral part of the Financial Statements.
6

Money Market Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Interest	8,720
Total Income	8,720
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative	1,803
Marketing and Distribution	137
Custodian Fees	13
Auditing Fees	31
Shareholders' Reports	36
Trustees’ Fees and Expenses	1
Total Expenses	2,054
Expense Reduction—Note B	(69)
Net Expenses	1,985
Net Investment Income	6,735
Realized Net Gain (Loss) on Investment Securities Sold	97
Net Increase (Decrease) in Net Assets Resulting from Operations	6,832

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,735	27,317
Realized Net Gain (Loss)	97	3
Net Increase (Decrease) in Net Assets Resulting from Operations	6,832	27,320
Distributions[1]
Total Distributions	(6,741)	(27,441)
Capital Share Transactions (at $1.00 per share)
Issued	531,624	374,573
Issued in Lieu of Cash Distributions	6,676	27,441
Redeemed	(480,411)	(376,165)
Net Increase (Decrease) from Capital Share Transactions	57,889	25,849
Total Increase (Decrease)	57,980	25,728
Net Assets
Beginning of Period	1,243,446	1,217,718
End of Period	1,301,426	1,243,446
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Money Market Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.005[1]	.022[1]	.020[1]	.010[1]	.005
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—
Total from Investment Operations	.005	.022	.020	.010	.005
Distributions
Dividends from Net Investment Income	(.005)	(.022)	(.020)	(.010)	(.005)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.005)	(.022)	(.020)	(.010)	(.005)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.52%	2.26%	1.97%	1.01%	0.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,301	$1,243	$1,218	$961	$965
Ratio of Expenses to Average Net Assets[2]	0.15%	0.15%	0.15%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	0.49%	2.23%	1.97%	1.00%	0.46%
1	Calculated based on average shares outstanding.
2	Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.15% for 2020 and 0.16% for 2016. For the years ended December 31, 2019, 2018 and 2017, there were no expense reductions.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Money Market Portfolio
Notes to Financial Statements
The Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
In December 2020, the Money Market Portfolio announced changes to the portfolio's investment strategy and the portfolio's designation to a “government” money market fund. The changes became effective in January 2021.
The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.
2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
9

Money Market Portfolio
5. Other: Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $52,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2020, Vanguard's expenses were reduced by $69,000 (an effective annual rate of less than 0.01% of the portfolio’s average net assets); the portfolio is not obligated to repay this amount to Vanguard.
C.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At December 31, 2020, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	75
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	—
10

Money Market Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	6,741	27,441
Long-Term Capital Gains	—	—
Total	6,741	27,441
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,332,004
Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	—
Net Unrealized Appreciation (Depreciation)	—
E.	At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders), was the record or beneficial owner of 89% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
F.	Management has determined that no other events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
11

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
12

Special 2020 tax information (unaudited) for corporate shareholders only for Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100%.
13

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690MM 022021

Annual Report  |  December 31, 2020
Vanguard Variable Insurance Funds
Real Estate Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Real Estate Index Portfolio returned –4.85%, in line with its target benchmark after factoring in the portfolio’s expenses.
•	The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn't possible were hit hard. Stocks initially plummeted as infections surged, but they finished the year significantly higher. The gain was thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines as the year drew to a close.
•	While the broad U.S. stock market returned about 21%, REITs were among the worst-performing sectors as the pandemic weighed heavily on commercial real estate. Seven of the REIT market’s 12 subsectors posted negative returns. Retail REITs and hotel and resort REITs, which depend on physical movement by consumers, were among the subsectors affected most by the pandemic. Office REITs also performed poorly in the remote work environment.
•	There were bright spots, however. Industrial REITs, which include warehouse and distribution sites, performed well as stay-at-home consumers shopped more online. REITs that invest in data centers also benefited from increased demand for facilities that house servers and computer equipment.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
•	In January 2021, shareholders approved a Vanguard proxy proposal to reclassify the portfolio’s diversification status to “non-diversified” as defined under the Investment Company Act of 1940. While this change provides the portfolio managers with increased investment flexibility and potential for better investment performance, it presents a heightened degree of investment risk due to a non-diversified portfolio’s ability to make more concentrated investments.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.”
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2020
Real Estate Index Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,105.90	$1.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.83	1.32
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
2

Real Estate Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Portfolio	-4.85%	5.66%	8.60%	$22,830
Real Estate Spliced Index	-4.55	5.90	8.85	23,351
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240
Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; the MSCI US REIT Index through January 18, 2018; and the MSCI US Investable Market Real Estate 25/50 Index thereafter.
See Financial Highlights for dividend and capital gains information.
3

Real Estate Index Portfolio
Portfolio Allocation
As of December 31, 2020
Diversified Real Estate Activities	0.2%
Diversified REITs	3.9
Health Care REITs	9.2
Hotel & Resort REITs	3.3
Industrial REITs	11.1
Office REITs	7.9
Real Estate Development	0.3
Real Estate Operating Companies	0.2
Real Estate Services	3.6
Residential REITs	13.9
Retail REITs	9.1
Specialized REITs	37.3
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
4

Real Estate Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Equity Real Estate Investment Trusts (REITs) (91.4%)
Diversified REITs (3.7%)
	WP Carey Inc.	151,224	10,674
	STORE Capital Corp.	209,373	7,115
	VEREIT Inc.	187,205	7,075
	PS Business Parks Inc.	17,859	2,373
	Colony Capital Inc.	418,735	2,014
	Essential Properties Realty Trust Inc.	81,093	1,719
	Washington REIT	72,026	1,558
	Global Net Lease Inc.	78,663	1,348
	American Assets Trust Inc.	44,782	1,293
	Empire State Realty Trust Inc. Class A	127,877	1,192
	Alexander & Baldwin Inc.	60,425	1,037
	iStar Inc.	66,123	982
	Armada Hoffler Properties Inc.	49,399	554
	Gladstone Commercial Corp.	29,132	524
	One Liberty Properties Inc.	14,316	287
			39,745
Health Care REITs (8.8%)
	Welltower Inc.	362,615	23,432
	Ventas Inc.	324,244	15,901
	Healthpeak Properties Inc.	467,255	14,125
	Medical Properties Trust Inc.	459,308	10,008
	Omega Healthcare Investors Inc.	197,364	7,168
	Healthcare Trust of America Inc. Class A	189,745	5,226
	Healthcare Realty Trust Inc.	118,344	3,503
	Physicians Realty Trust	181,298	3,227
	Sabra Health Care REIT Inc.	178,227	3,096
	National Health Investors Inc.	38,680	2,676
	CareTrust REIT Inc.	83,385	1,849
	LTC Properties Inc.	34,352	1,337
	Community Healthcare Trust Inc.	18,619	877
	Diversified Healthcare Trust	204,018	841
	Universal Health Realty Income Trust	11,219	721
	Global Medical REIT Inc.	38,125	498
	New Senior Investment Group Inc.	72,012	373
			94,858
Hotel & Resort REITs (3.2%)
	Host Hotels & Resorts Inc.	613,182	8,971
	MGM Growth Properties LLC Class A	114,603	3,587
	Park Hotels & Resorts Inc.	203,995	3,499
	Ryman Hospitality Properties Inc.	45,525	3,085
	Apple Hospitality REIT Inc.	183,688	2,371
	Pebblebrook Hotel Trust	113,456	2,133
	Sunstone Hotel Investors Inc.	187,428	2,124
	RLJ Lodging Trust	143,599	2,032
	Service Properties Trust	143,637	1,650
	Xenia Hotels & Resorts Inc.	99,503	1,512
*	DiamondRock Hospitality Co.	174,480	1,439
	Summit Hotel Properties Inc.	90,623	817
	Chatham Lodging Trust	40,286	435
	CorePoint Lodging Inc.	35,596	245
	Hersha Hospitality Trust Class A	30,064	237
			34,137
Industrial REITs (10.6%)
	Prologis Inc.	641,750	63,957
	Duke Realty Corp.	322,121	12,875
	Americold Realty Trust	176,986	6,607
		Shares	Market Value• ($000)
	Rexford Industrial Realty Inc.	107,351	5,272
	EastGroup Properties Inc.	34,147	4,714
	First Industrial Realty Trust Inc.	110,508	4,656
	STAG Industrial Inc.	129,814	4,066
	Terreno Realty Corp.	59,456	3,479
	Innovative Industrial Properties Inc.	18,896	3,461
	Lexington Realty Trust	240,024	2,549
	Monmouth Real Estate Investment Corp.	80,160	1,388
	Industrial Logistics Properties Trust	57,075	1,329
			114,353
Office REITs (7.5%)
	Alexandria Real Estate Equities Inc.	109,567	19,527
	Boston Properties Inc.	128,374	12,135
	Vornado Realty Trust	141,040	5,267
	Kilroy Realty Corp.	89,932	5,162
	Douglas Emmett Inc.	152,549	4,451
	Cousins Properties Inc.	129,232	4,329
	SL Green Realty Corp.	63,869	3,805
	Highwoods Properties Inc.	90,365	3,581
	JBG SMITH Properties	104,835	3,278
	Hudson Pacific Properties Inc.	133,531	3,208
	Equity Commonwealth	105,407	2,876
	Corporate Office Properties Trust	97,167	2,534
	Piedmont Office Realty Trust Inc. Class A	109,622	1,779
	Brandywine Realty Trust	148,368	1,767
	Easterly Government Properties Inc.	69,452	1,573
	Columbia Property Trust Inc.	98,705	1,416
	Paramount Group Inc.	155,537	1,406
	Mack-Cali Realty Corp.	78,198	974
	Office Properties Income Trust	42,525	966
	Franklin Street Properties Corp.	91,659	401
	City Office REIT Inc.	37,237	364
			80,799
Residential REITs (13.2%)
	AvalonBay Communities Inc.	122,312	19,623
	Equity Residential	323,514	19,178
	Invitation Homes Inc.	487,209	14,470
	Essex Property Trust Inc.	56,594	13,437
	Sun Communities Inc.	85,422	12,980
	Mid-America Apartment Communities Inc.	99,434	12,597
	UDR Inc.	256,550	9,859
	Equity LifeStyle Properties Inc.	150,350	9,526
	Camden Property Trust	84,702	8,464
	American Homes 4 Rent Class A	245,145	7,354
	American Campus Communities Inc.	119,574	5,114
*	Apartment Income REIT Corp.	129,021	4,956
	Independence Realty Trust Inc.	82,831	1,112
	Centerspace	10,999	777
	Front Yard Residential Corp.	47,848	775
	NexPoint Residential Trust Inc.	16,671	705
	Apartment Investment & Management Co. Class A	128,363	678
	UMH Properties Inc.	31,687	469
	Preferred Apartment Communities Inc. Class A	43,270	320
			142,394
Retail REITs (8.7%)
	Simon Property Group Inc.	282,547	24,096
	Realty Income Corp.	299,844	18,641
	Regency Centers Corp.	147,105	6,706
	National Retail Properties Inc.	150,488	6,158
5

Real Estate Index Portfolio
		Shares	Market Value• ($000)
	Kimco Realty Corp.	375,149	5,631
	Federal Realty Investment Trust	62,321	5,305
	Brixmor Property Group Inc.	258,013	4,270
	Spirit Realty Capital Inc.	89,215	3,584
	Agree Realty Corp.	46,701	3,110
	Weingarten Realty Investors	105,400	2,284
	Retail Properties of America Inc. Class A	186,590	1,597
	Retail Opportunity Investments Corp.	103,024	1,379
	SITE Centers Corp.	134,718	1,363
	Urban Edge Properties	100,582	1,301
	Kite Realty Group Trust	72,546	1,085
	Acadia Realty Trust	74,262	1,054
[1]	Macerich Co.	98,465	1,051
	Getty Realty Corp.	30,601	843
[1]	Tanger Factory Outlet Centers Inc.	80,149	798
	American Finance Trust Inc.	93,084	692
	RPT Realty	69,087	598
	Alexander's Inc.	1,971	547
*,1	Seritage Growth Properties Class A	31,477	462
	Saul Centers Inc.	12,088	383
	Urstadt Biddle Properties Inc. Class A	25,881	366
	Whitestone REIT	32,442	259
	Retail Value Inc.	14,508	216
[1]	Washington Prime Group Inc.	17,526	114
*,2	Spirit MTA REIT	42,040	11
			93,904
Specialized REITs (35.7%)
	American Tower Corp.	385,298	86,484
	Crown Castle International Corp.	374,629	59,637
	Equinix Inc.	46,918	33,508
	Digital Realty Trust Inc.	233,664	32,598
	Public Storage	136,641	31,555
	SBA Communications Corp. Class A	97,230	27,431
	Weyerhaeuser Co.	648,423	21,742
	Extra Space Storage Inc.	112,192	12,999
	VICI Properties Inc.	463,247	11,813
	Gaming & Leisure Properties Inc.	184,379	7,818
	CyrusOne Inc.	101,538	7,427
	Iron Mountain Inc.	250,489	7,384
	Lamar Advertising Co. Class A	75,139	6,253
	CubeSmart	167,984	5,646
	Life Storage Inc.	40,736	4,863
	CoreSite Realty Corp.	36,957	4,630
	Rayonier Inc.	119,056	3,498
	QTS Realty Trust Inc. Class A	53,139	3,288
	PotlatchDeltic Corp.	58,347	2,919
	Outfront Media Inc.	125,116	2,447
	National Storage Affiliates Trust	59,689	2,151
	EPR Properties	64,726	2,104
	Uniti Group Inc.	160,374	1,881
	Four Corners Property Trust Inc.	61,309	1,825
	GEO Group Inc.	106,837	947
	Safehold Inc.	10,956	794
	CatchMark Timber Trust Inc. Class A	41,580	389
	CoreCivic Inc.	14,850	97
			384,128
Total Equity Real Estate Investment Trusts (REITs) (Cost $1,018,011)			984,318
Real Estate Management & Development (4.1%)
Diversified Real Estate Activities (0.2%)
	St. Joe Co.	28,421	1,207
		Shares	Market Value• ($000)
	RMR Group Inc. Class A	13,107	506
*	Tejon Ranch Co.	18,898	273
*	Five Point Holdings LLC Class A	44,312	242
			2,228
Real Estate Development (0.3%)
*	Howard Hughes Corp.	35,973	2,839
*	Forestar Group Inc.	14,519	293
			3,132
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	112,344	2,010
*	FRP Holdings Inc.	4,715	214
			2,224
Real Estate Services (3.4%)
*	CBRE Group Inc. Class A	291,419	18,278
*	Jones Lang LaSalle Inc.	44,912	6,664
*	Redfin Corp.	81,948	5,624
*	eXp World Holdings Inc.	23,820	1,503
*	Cushman & Wakefield plc	96,522	1,431
*	Realogy Holdings Corp.	99,434	1,305
	Newmark Group Inc. Class A	132,089	963
*	Marcus & Millichap Inc.	20,227	753
	RE/MAX Holdings Inc. Class A	15,546	565
*	Altisource Portfolio Solutions SA	4,880	63
			37,149
Total Real Estate Management & Development (Cost $39,346)			44,733
Temporary Cash Investments (2.4%)
Money Market Fund (2.4%)
[3,4]	Vanguard Market Liquidity Fund, 0.111%	253,909	25,391
		Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
[5]	United States Treasury Bill, 0.095%, 1/28/21	189	189
Total Temporary Cash Investments (Cost $25,582)			25,580
Total Investments (97.9%) (Cost $1,082,939)			1,054,631
Other Assets and Liabilities—Net (2.1%)			22,476
Net Assets (100%)			1,077,107
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,819,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $1,930,000 was received for securities on loan.
5	Securities with a value of $82,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

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Real Estate Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
Dow Jones U.S. Real Estate Index	March 2021	33	1,105	29

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Equinix Inc.	2/2/21	GSI	20,869	(0.153)	552	—
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month
GSI—Goldman Sachs International.
At December 31, 2020, the counterparties had deposited in segregated accounts securities with a value of $546,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,057,546)	1,029,240
Affiliated Issuers (Cost $25,393)	25,391
Total Investments in Securities	1,054,631
Investment in Vanguard	40
Receivables for Investment Securities Sold	702
Receivables for Accrued Income	4,329
Receivables for Capital Shares Issued	25,683
Variation Margin Receivable—Futures Contracts	11
Unrealized Appreciation—Over-the-Counter Swap Contracts	552
Total Assets	1,085,948
Liabilities
Payables for Investment Securities Purchased	6,389
Collateral for Securities on Loan	1,930
Payables for Capital Shares Redeemed	375
Payables to Vanguard	147
Total Liabilities	8,841
Net Assets	1,077,107
At December 31, 2020, net assets consisted of:

Paid-in Capital	1,046,650
Total Distributable Earnings (Loss)	30,457
Net Assets	1,077,107

Net Assets
Applicable to 86,649,376 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,077,107
Net Asset Value Per Share	$12.43
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Real Estate Index Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends	25,097
Interest[1]	46
Securities Lending—Net	136
Total Income	25,279
Expenses
The Vanguard Group—Note B
Investment Advisory Services	155
Management and Administrative	2,364
Marketing and Distribution	96
Custodian Fees	12
Auditing Fees	34
Shareholders’ Reports and Proxy Fees	19
Trustees’ Fees and Expenses	1
Total Expenses	2,681
Net Investment Income	22,598
Realized Net Gain (Loss)
Capital Gain Distributions Received	9,165
Investment Securities Sold[1]	23,994
Futures Contracts	(391)
Swap Contracts	3,743
Realized Net Gain (Loss)	36,511
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(133,339)
Futures Contracts	(56)
Swap Contracts	552
Change in Unrealized Appreciation (Depreciation)	(132,843)
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,734)
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $45,000, $14,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.
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Real Estate Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,598	29,148
Realized Net Gain (Loss)	36,511	17,588
Change in Unrealized Appreciation (Depreciation)	(132,843)	230,170
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,734)	276,906
Distributions[1]
Total Distributions	(44,948)	(85,887)
Capital Share Transactions
Issued	151,575	159,509
Issued in Lieu of Cash Distributions	44,948	85,887
Redeemed	(243,185)	(159,033)
Net Increase (Decrease) from Capital Share Transactions	(46,662)	86,363
Total Increase (Decrease)	(165,344)	277,382
Net Assets
Beginning of Period	1,242,451	965,069
End of Period	1,077,107	1,242,451
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
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Real Estate Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.74	$11.57	$13.14	$13.48	$13.77
Investment Operations
Net Investment Income	.259[1]	.329[1]	.367[1]	.375[1]	.346
Net Realized and Unrealized Gain (Loss) on Investments	(1.054)	2.874	(1.084)	.220	.734
Total from Investment Operations	(.795)	3.203	(.717)	.595	1.080
Distributions
Dividends from Net Investment Income	(.316)	(.368)	(.383)	(.336)	(.375)
Distributions from Realized Capital Gains	(.199)	(.665)	(.470)	(.599)	(.995)
Total Distributions	(.515)	(1.033)	(.853)	(.935)	(1.370)
Net Asset Value, End of Period	$12.43	$13.74	$11.57	$13.14	$13.48
Total Return	-4.85%	28.81%	-5.35%	4.78%	8.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,077	$1,242	$965	$1,077	$1,093
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.19%	2.52%	3.04%	2.87%	2.55%
Portfolio Turnover Rate	10%	7%	35%	10%	14%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
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Real Estate Index Portfolio
Notes to Financial Statements
The Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Swap Contracts: The portfolio has entered into equity swap contracts to earn the total return on selected reference stocks in the portfolio’s target index. Under the terms of the swaps, the portfolio receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The portfolio also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the portfolio generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or
12

Real Estate Index Portfolio
rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio's net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended December 31, 2020, the portfolio’s average amounts of investments in total return swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund
13

Real Estate Index Portfolio
Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $40,000, representing less than 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio's investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,029,040	—	11	1,029,051
Temporary Cash Investments	25,391	189	—	25,580
Total	1,054,431	189	11	1,054,631

Derivative Financial Instruments
Assets
Futures Contracts[1]	12	—	—	12
Swap Contracts	—	552	—	552
Total	12	552	—	564
1	Represents variation margin on the last day of the reporting period.
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Real Estate Index Portfolio
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	24,144
Undistributed Long-Term Gains	33,530
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(29,128)
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income	28,768	37,050
Long-Term Capital Gains	16,180	48,837
Total	44,948	85,887
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,083,759
Gross Unrealized Appreciation	177,843
Gross Unrealized Depreciation	(206,971)
Net Unrealized Appreciation (Depreciation)	(29,128)
E.  During the year ended December 31, 2020, the portfolio purchased $102,182,000 of investment securities and sold $197,857,000 of investment securities, other than temporary cash investments.
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2020 Shares (000)	2019 Shares (000)

Issued	12,842	12,229
Issued in Lieu of Cash Distributions	4,527	7,040
Redeemed	(21,151)	(12,225)
Net Increase (Decrease) in Shares Outstanding	(3,782)	7,044
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 42% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable gains.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
15

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Real Estate Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
16

Special 2020 tax information (unaudited) for corporate shareholders only for Real Estate Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $16,180,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $13,883,000 of its capital gain dividends as 20% rate gain distributions and $2,297,000 as unrecaptured section 1250 gain distributions (25% rate gain).
17

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of
IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

1 Mr. Buckley is considered “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690REIT  022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Short-Term Investment-Grade Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisor’s Report	2
About Your Portfolio’s Expenses	3
Performance Summary	4
Financial Statements	6
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Short-Term Investment-Grade Portfolio returned 5.49%, outpacing the 5.19% return of its benchmark index, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.
•	The spread of COVID-19 in early 2020 turned into a global health crisis. Aggressive attempts to contain the virus resulted in a sharp downturn in economic activity and a sharp increase in unemployment rates. While volatility in the bond markets initially spiked and liquidity eroded as the pandemic spread, central banks slashed interest rates and enacted stimulus programs to blunt the impact on the economy.
•	With yields falling and prices rising, the broad U.S. bond market returned almost 8% for the year. Corporate bonds fared even better, returning close to 10%, with longer-dated bonds performing best.
•	The portfolio’s fairly conservative stance going into 2020, because of stretched valuations, meant that its advisor could dial up the fund’s exposure to credit as valuations turned more attractive in the wake of the pandemic. That shift from defense to offense helped the fund outperform. Security selection also contributed.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisor’s Report
With bond yields falling in 2020, prices rose, contributing to strong returns for the 12 months ended December 31. The Short-Term Investment-Grade Portfolio returned 5.49%, outpacing the 5.19% return of its benchmark index, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.
Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
With yields falling, the portfolio’s 30-day SEC yield stood at 0.83% as of December 31, down from 2.21% a year earlier. The 30-day SEC yield is a proxy for a portfolio’s potential annualized rate of income.
A rough ride for financial markets
The 12 months were defined by the outbreak of the novel coronavirus in early 2020 and the aggressive efforts to contain it that upended economies and financial markets worldwide. As the pandemic spread, crude oil prices sank, lockdowns multiplied, nonessential businesses were shuttered, and unemployment soared.
At the height of investor panic in March, there was a spike in volatility and an erosion in liquidity in the bond market. With investors trying to sell their most liquid assets, even some high-quality issuers saw their yield spreads versus risk-free assets widen dramatically.
Governments around the world were quick to take action, however, committing trillions of dollars in spending, loans, and loan guarantees to blunt the pandemic’s impact on economic activity and jobs. Many central banks, including the Federal Reserve, slashed short-term interest rates and ramped up bond purchases to keep longer-term rates low and provide liquidity. The Fed also signaled it would be more tolerant of inflation, leading the market to expect short-term rates to remain low into 2023.
Yields of U.S. Treasuries fell
and corporate spreads recovered
Fed action pushed shorter-term U.S. Treasury yields to near zero. The yield of the 2-year Treasury note fell 145 basis points over the fiscal year to 0.12%. (A basis point is one-hundredth of a percentage point.) On fallout from the pandemic, longer-term yields fell as well. The yield of the bellwether 10-year Treasury note ended 101 basis points lower, at 0.91%.
Corporate fundamentals proved more resilient than expected, and corporate defaults rose less than had been feared in the spring of 2020. That support, along with a drop in interest rates, central bank bond buying, and steady global demand for yield, helped credit spread levels tighten significantly compared with where they were in March and April.
Conservative positioning, security
selection aided performance
Investors who rode out the market turmoil in 2020 were rewarded with solid returns. Our disciplined approach to risk paid off in this challenging environment. Going into 2020, we were fairly conservatively positioned given that valuations seemed stretched and considering the current stage of the economic cycle. We obviously didn’t see the coronavirus pandemic coming, but our conservative positioning did allow us to take additional credit risk via investment-grade corporates in March and April at very attractive valuations after the virus spread. That wasn’t the case for some asset managers who were carrying more risk ahead of the pandemic, chasing a few extra basis points of potential return despite valuations being elevated.
Security selection also was positive. We focused our selection on high-quality credits that we felt from a business standpoint would continue to flourish and that had the best opportunity to recover quickly compared with sectors and names that were more directly impacted by the virus.
In this falling rate environment, the portfolio’s shorter duration compared with that of its benchmark dampened performance.
Expect more bumps in the road
on the recovery from COVID-19
Risks remain that increases in COVID-19 infections could lead to renewed lockdowns that would further hurt economic growth and that the distribution of vaccines may take longer than hoped for. These risks are somewhat mitigated, however, because governments are now better prepared to deal with outbreaks. Moreover, the Fed has signaled it will remain vigilant and provide more support to the market if needed.
Although more fiscal stimulus is expected, the road to economic recovery is likely to be bumpy and long. That may well translate into periods of turbulence market in the year ahead, which is why a focus on diversification, deep research, and discipline will be key to potential investment success.
Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek attractive investment opportunities that will add to the portfolio’s performance.
Portfolio Managers:
Daniel Shaykevich, Principal
Samuel C. Martinez, CFA
Arvind Narayanan, CFA
Vanguard Fixed Income Group
January 20, 2021
2

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Short-Term Investment-Grade Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,019.25	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.43	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
3

Short-Term Investment-Grade Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Investment-Grade Portfolio	5.49%	3.39%	2.73%	$13,089
Bloomberg Barclays U.S. 1-5 Year Credit Bond Index	5.19	3.54	3.04	13,493
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.84	14,576

See Financial Highlights for dividend and capital gains information.
4

Short-Term Investment-Grade Portfolio
Portfolio Allocation
As of December 31, 2020
Asset-Backed/Commercial Mortgage-Backed Securities	12.0%
Common Stocks	0.1
Corporate Bonds	74.4
Sovereign Bonds	4.0
Taxable Municipal Bonds	0.1
U.S. Government and Agency Obligations	9.4
The table reflects the portfolio’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
5

Short-Term Investment-Grade Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (9.1%)
U.S. Government Securities (6.0%)
	U.S. Treasury Note/Bond	0.125%	6/30/22	10,000	10,000
	U.S. Treasury Note/Bond	0.125%	9/30/22	25,000	25,000
	U.S. Treasury Note/Bond	1.375%	2/15/23	10,000	10,262
	U.S. Treasury Note/Bond	0.250%	6/15/23	25,000	25,062
[1]	U.S. Treasury Note/Bond	0.250%	11/15/23	29,000	29,082
[1]	U.S. Treasury Note/Bond	0.500%	3/31/25	8,000	8,073
[2]	U.S. Treasury Note/Bond	1.125%	2/28/27	5,000	5,183
	U.S. Treasury Note/Bond	0.625%	3/31/27	8,000	8,045
[3]	U.S. Treasury Note/Bond	1.500%	2/15/30	12,000	12,690
[1,2]	U.S. Treasury Note/Bond	2.375%	11/15/49	500	587
					133,984
Conventional Mortgage-Backed Securities (2.6%)
[4,5,6]	UMBS Pool	1.500%	2/12/51	3,000	3,027
[4,5,6]	UMBS Pool	2.000%	2/12/51	52,500	54,469
					57,496
Nonconventional Mortgage-Backed Securities (0.5%)
[4,5,7]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.690%	2/1/37	8	8
[4,5,7]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	2.305%	9/1/32	4	5
[4,5,7]	Fannie Mae Pool, 12M USD LIBOR + 1.760%	2.821%	8/1/37	6	7
[4,5,7]	Fannie Mae Pool, 12M USD LIBOR + 1.785%	2.410%	8/1/33	21	23
[4,5,7]	Fannie Mae Pool, 12M USD LIBOR + 1.785%	2.535%	8/1/33	12	12
[4,5,7]	Fannie Mae Pool, 12M USD LIBOR + 1.800%	2.707%	7/1/33	60	62
[4,5,7]	Fannie Mae Pool, 12M USD LIBOR + 1.960%	2.710%	5/1/33	2	2
[4,5,7]	Fannie Mae Pool, 1YR CMT + 2.000%	2.795%	12/1/32	4	4
[4,5,7]	Fannie Mae Pool, 1YR CMT + 2.125%	2.705%	6/1/33	19	20
[4,5,7]	Fannie Mae Pool, 1YR CMT + 2.185%	2.560%	7/1/32	1	1
[4,5,7]	Fannie Mae Pool, 1YR CMT + 2.210%	3.320%	5/1/33	25	26
[4,5]	Fannie Mae REMICS	1.750%	11/25/32	580	591
[4,5]	Fannie Mae REMICS	2.100%	4/25/43	285	290
[4,5]	Fannie Mae REMICS	2.250%	7/25/43–6/25/44	377	388
[4,5]	Fannie Mae REMICS	2.500%	6/25/40–1/25/50	915	949
[4,5]	Fannie Mae REMICS	3.000%	9/25/49	521	549
[4,5]	Fannie Mae REMICS	3.500%	12/25/45	465	511
[4,5,7]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	2.536%	8/1/37	24	25
[4,5,7]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.893%	2.393%	9/1/32	15	15
[4,5,7]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	2.461%	10/1/32	4	5
[4,5,7]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	2.586%	8/1/33	10	11
[4,5,7]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	3.961%	2/1/33	2	2
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5,7]	Freddie Mac Non Gold Pool, 1YR CMT + 2.254%	2.379%	9/1/32	1	1
[4,5]	Freddie Mac REMICS	2.000%	7/15/42	486	499
[4,5]	Freddie Mac REMICS	2.250%	4/15/43–6/15/44	776	798
[4,5]	Freddie Mac REMICS	2.500%	10/25/48–12/25/49	1,364	1,430
[4,5]	Freddie Mac REMICS	2.750%	10/25/49	215	227
[4,5]	Freddie Mac REMICS	3.000%	10/15/45–7/25/49	1,694	1,781
[4,5]	Freddie Mac REMICS	3.500%	5/15/40–12/25/49	559	590
[4,5]	Freddie Mac REMICS	6.500%	5/15/24	319	332
[4]	Ginnie Mae	2.500%	9/20/49	452	471
[4]	Ginnie Mae	2.750%	9/20/45–5/20/46	1,706	1,735
[4]	Ginnie Mae	3.000%	3/20/41–12/20/47	323	334
					11,704
Total U.S. Government and Agency Obligations (Cost $202,567)					203,184
Asset-Backed/Commercial Mortgage-Backed Securities (11.7%)
[4]	Ally Auto Receivables Trust Class A4 Series 2019-1	3.020%	4/15/24	240	250
[4]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	250	257
[4,8]	American Homes 4 Rent Trust Class A Series 2014-SFR2	3.786%	10/17/36	268	286
[4,8]	American Homes 4 Rent Trust Class A Series 2014-SFR3	3.678%	12/17/36	392	416
[4,8]	American Homes 4 Rent Trust Class A Series 2015-SFR1	3.467%	4/17/52	341	360
[4,8]	American Homes 4 Rent Trust Class A Series 2015-SFR2	3.732%	10/17/52	164	176
[4,8]	American Homes 4 Rent Trust Class B Series 2014-SFR2	4.290%	10/17/36	80	86
[4,8]	American Homes 4 Rent Trust Class B Series 2015-SFR2	4.295%	10/17/52	100	109
[4]	AmeriCredit Automobile Receivables Trust Class B Series 2020-2	0.970%	2/18/26	180	182
[4]	AmeriCredit Automobile Receivables Trust Class C Series 2020-2	1.480%	2/18/26	250	253
[4]	AmeriCredit Automobile Receivables Trust Class D Series 2016-3	2.710%	9/8/22	240	241
[4]	Americredit Automobile Receivables Trust Class D Series 2018-2	4.010%	7/18/24	700	741
[4]	Americredit Automobile Receivables Trust Class D Series 2019-1	3.620%	3/18/25	560	595
[4]	AmeriCredit Automobile Receivables Trust Class D Series 2020-2	2.130%	3/18/26	270	276
[4]	AmeriCredit Automobile Receivables Trust Class D Series 2020-3	1.490%	9/18/26	170	170
[4,8]	AOA Mortgage Trust Class A Series 2015-1177	2.957%	12/13/29	280	282
6

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	Applebee's Funding LLC / IHOP Funding LLC Class A2I Series 2019-1A	4.194%	6/7/49	150	148
[4,8]	ARL Second LLC Class A1 Series 2014-1A	2.920%	6/15/44	207	205
[4,7,8]	Aventura Mall Trust Class A Series 2018-AVM	4.112%	7/5/40	240	261
[4,8]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2016-1A	2.990%	6/20/22	100	101
[4,8]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2017-1A	3.070%	9/20/23	180	186
[4,8]	Avis Budget Rental Car Funding AESOP LLC Class A Series 2019-1A	3.450%	3/20/23	590	605
[4,8]	BAMLL Commercial Mortgage Securities Trust Class A Series 2012-PARK	2.959%	12/10/30	125	130
[4]	BAMLL Commercial Mortgage Securities Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	110	125
[4,8]	BAMLL Commercial Mortgage Securities Trust Class AMP Series 2019-BPR	3.287%	11/5/32	410	408
[4]	Banc of America Commercial Mortgage Trust Class A3 Series 2015-UBS7	3.441%	9/15/48	294	319
[4,7]	Banc of America Commercial Mortgage Trust Class C Series 2015-UBS7	4.359%	9/15/48	40	35
[4,7]	Banc of America Funding Trust Class 2A2 Series 2006-H	3.137%	9/20/46	128	100
[4]	BANK Class A4 Series 2017-BNK4	3.625%	5/15/50	150	171
[4]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	30	33
[4]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	360	411
[4,7]	BANK Class A4 Series 2018-BN12	4.255%	5/15/61	70	83
[4]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	270	307
[4]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	80	90
[4]	BANK Class ASB Series 2018-BN14	4.185%	9/15/60	485	562
[4]	BANK Class ASB Series 2019-BN17	3.623%	4/15/52	164	188
[4,7]	Bear Stearns ARM Trust Class 1A1 Series 2007-3	3.800%	5/25/47	159	136
[4,7]	Bear Stearns ARM Trust Class 2A1 Series 2006-4	2.950%	10/25/36	179	168
[4]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	820	983
[4]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	430	471
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	160	182
[4]	Benchmark Mortgage Trust Class ASB Series 2019-B10	3.615%	3/15/62	177	202
[4,7]	Brazos Higher Education Authority Inc Class A16 Series 2005-3, 3M USD LIBOR + 0.200%	0.451%	6/25/26	109	109
[4,7]	Brazos Higher Education Authority Inc. Class A2 Series 2011-1, 3M USD LIBOR + 0.800%	1.007%	2/25/30	254	255
[4,8]	BX Trust Class A Series 2019-OC11	3.202%	12/9/41	500	548
[4,8]	Canadian Pacer Auto Receivables Trust Class A3 Series 2018-2A	3.270%	12/19/22	111	111
[4,8]	Canadian Pacer Auto Receivables Trust Class A3 Series 2020-1A	1.830%	7/19/24	930	945
[4,8]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-1A	3.220%	9/19/22	220	222
[4,8]	Canadian Pacer Auto Receivables Trust Class A4 Series 2018-2A	3.440%	8/21/23	80	82
[4,8]	Canadian Pacer Auto Receivables Trust Class A4 Series 2019-1A	2.960%	6/19/24	140	145
[4,8]	Canadian Pacer Auto Receivables Trust Class A4 Series 2020-1A	1.890%	3/19/25	200	203
[4]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-1	2.510%	11/15/23	1,170	1,190
[4]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-2	1.920%	5/15/24	1,530	1,558
[4]	Capital One Prime Auto Receivables Trust Class A3 Series 2020-1	1.600%	11/15/24	4,390	4,474
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	390	406
[4]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	790	814
[4]	Carmax Auto Owner Trust Class A3 Series 2019-3	2.180%	8/15/24	1,500	1,536
[4]	Carmax Auto Owner Trust Class A3 Series 2019-4	2.020%	11/15/24	1,650	1,695
[4]	CarMax Auto Owner Trust Class A4 Series 2018-3	3.270%	3/15/24	430	449
[4]	CarMax Auto Owner Trust Class A4 Series 2018-4	3.480%	2/15/24	240	253

7

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	CarMax Auto Owner Trust Class A4 Series 2019-3	2.300%	4/15/25	270	282
[4]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	440	460
[4]	Carmax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	380	395
[4]	CarMax Auto Owner Trust Class B Series 2017-4	2.460%	8/15/23	130	133
[4]	CarMax Auto Owner Trust Class B Series 2018-1	2.830%	9/15/23	500	515
[4]	CarMax Auto Owner Trust Class B Series 2018-2	3.370%	10/16/23	140	146
[4]	CarMax Auto Owner Trust Class B Series 2018-4	3.670%	5/15/24	210	222
[4]	CarMax Auto Owner Trust Class B Series 2019-3	2.500%	4/15/25	350	367
[4]	CarMax Auto Owner Trust Class B Series 2020-3	1.090%	3/16/26	260	264
[4]	CarMax Auto Owner Trust Class C Series 2017-4	2.700%	10/16/23	130	132
[4]	CarMax Auto Owner Trust Class C Series 2018-1	2.950%	11/15/23	220	227
[4]	CarMax Auto Owner Trust Class C Series 2018-2	3.570%	12/15/23	200	208
[4]	CarMax Auto Owner Trust Class C Series 2018-4	3.850%	7/15/24	140	148
[4]	CarMax Auto Owner Trust Class C Series 2019-4	2.600%	9/15/25	140	146
[4]	CarMax Auto Owner Trust Class C Series 2020-3	1.690%	4/15/26	160	163
[4]	CarMax Auto Owner Trust Class C Series 2020-4	1.300%	8/17/26	210	211
[4]	CarMax Auto Owner Trust Class D Series 2018-2	3.990%	4/15/25	210	218
[4]	CarMax Auto Owner Trust Class D Series 2018-4	4.150%	4/15/25	200	211
[4]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	95	103
[4]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	110	125
[4,7]	CD Mortgage Trust Class A4 Series 2017-CD4	3.514%	5/10/50	180	204
[4]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	165	188
[4,7]	CD Mortgage Trust Class C Series 2016-CD1	3.631%	8/10/49	40	39
[4]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	502	550
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7,8]	CFCRE Commercial Mortgage Trust Class AJ Series 2011-C2	5.739%	12/15/47	390	399
[4,8]	Chesapeake Funding II LLC Class A1 Series 2018-1A	3.040%	4/15/30	294	298
[4,8]	Chesapeake Funding II LLC Class A1 Series 2018-1A	2.940%	4/15/31	761	773
[4,7]	CHL Mortgage Pass-Through Trust Class 1A1 Series 2006-HYB1	2.919%	3/20/36	106	89
[4,7]	CHL Mortgage Pass-Through Trust Class 3A1 Series 2007-HYB2	3.081%	2/25/47	120	94
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC23	3.356%	7/10/47	313	337
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2014-GC25	3.372%	10/10/47	1,400	1,518
[4]	Citigroup Commercial Mortgage Trust Class A3 Series 2017-P8	3.203%	9/15/50	60	66
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	156	164
[4,7]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	90	98
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	550	601
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC21	3.575%	5/10/47	85	89
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	570	624
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	1,251	1,372
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	435	487
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	185	211
[4]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-P8	3.465%	9/15/50	220	250
[4,7]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-C5	4.228%	6/10/51	10	12
[4]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	1,208	1,321

8

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	770	835
[4,8]	Citigroup Commercial Mortgage Trust Class AS Series 2012-GC8	3.683%	9/10/45	52	54
[4]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC23	3.863%	7/10/47	310	338
[4,7]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC23	4.175%	7/10/47	130	141
[4]	Citigroup Commercial Mortgage Trust Class B Series 2017-P8	4.192%	9/15/50	240	267
[4,7]	Citigroup Commercial Mortgage Trust Class C Series 2014-GC23	4.431%	7/10/47	153	161
[4,7]	Citigroup Commercial Mortgage Trust Class C Series 2015-GC33	4.571%	9/10/58	100	99
[4,7]	Citigroup Commercial Mortgage Trust Class C Series 2017-P8	4.267%	9/15/50	240	248
[4,7]	Citigroup Mortgage Loan Trust Class 2A1A Series 2007-AR8	3.358%	7/25/37	71	67
[4,7,8]	COMM 2013-CCRE9 Mortgage Trust Class AM Series 2013-CR9	4.243%	7/10/45	250	265
[4,7,8]	COMM Mortgage Trust Class A Series 2014-277P	3.611%	8/10/49	980	1,058
[4,7,8]	COMM Mortgage Trust Class A2 Series 2013-SFS	2.987%	4/12/35	280	280
[4]	COMM Mortgage Trust Class A2 Series 2014-CR15	2.928%	2/10/47	89	89
[4]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	262	270
[4]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	270	291
[4]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	171	182
[4]	COMM Mortgage Trust Class A3 Series 2014-CR14	3.955%	2/10/47	50	54
[4]	COMM Mortgage Trust Class A3 Series 2014-CR20	3.326%	11/10/47	640	688
[4]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	75	77
[4]	COMM Mortgage Trust Class A4 Series 2012-CR5	2.771%	12/10/45	70	72
[4]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	1,047	1,144
[4]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	1,006	1,094
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	COMM Mortgage Trust Class A4 Series 2013-CR13	4.194%	11/10/46	576	631
[4]	COMM Mortgage Trust Class A4 Series 2013-CR8	3.334%	6/10/46	38	40
[4,7]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.219%	7/10/45	330	352
[4]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	80	83
[4,7]	COMM Mortgage Trust Class A4 Series 2014-CR14	4.236%	2/10/47	470	517
[4,7]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	500	549
[4]	COMM Mortgage Trust Class A4 Series 2014-CR17	3.700%	5/10/47	39	42
[4]	COMM Mortgage Trust Class A4 Series 2014-CR18	3.550%	7/15/47	213	229
[4]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	131	146
[4]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	753	846
[4]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	405	452
[4]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	245	266
[4,7]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	1,205	1,273
[4]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	315	340
[4]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	1,141	1,260
[4]	COMM Mortgage Trust Class A5 Series 2014-CR18	3.828%	7/15/47	781	861
[4]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	479	529
[4]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	825	909
[4]	COMM Mortgage Trust Class A5 Series 2015-CR24	3.696%	8/10/48	252	283
[4]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	100	103
[4,8]	COMM Mortgage Trust Class AM Series 2012-CR3	3.416%	10/15/45	260	267
[4]	COMM Mortgage Trust Class AM Series 2012-CR4	3.251%	10/15/45	40	41
[4,8]	COMM Mortgage Trust Class AM Series 2013-CR6	3.147%	3/10/46	250	260
[4,7,8]	COMM Mortgage Trust Class AM Series 2013-LC13	4.557%	8/10/46	435	474

9

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	COMM Mortgage Trust Class AM Series 2014-CR15	4.426%	2/10/47	250	274
[4]	COMM Mortgage Trust Class AM Series 2014-CR17	4.174%	5/10/47	650	709
[4,8]	COMM Mortgage Trust Class B Series 2013-CR6	3.397%	3/10/46	70	71
[4,7,8]	COMM Mortgage Trust Class C Series 2013-CR9	4.243%	7/10/45	280	266
[4,7]	COMM Mortgage Trust Class C Series 2014-CR17	4.783%	5/10/47	200	198
[4,7]	COMM Mortgage Trust Class C Series 2015-CR27	4.454%	10/10/48	825	907
[4,5,7,8]	Connecticut Avenue Securities Trust Class 2M1 Series 2020-R07, 1M USD LIBOR + 0.750%	0.898%	1/25/40	1,475	1,476
[4]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	140	155
[4]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	981	1,107
[4]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	1,483	1,654
[4,7]	CSAIL Commercial Mortgage Trust Class C Series 2015-C3	4.376%	8/15/48	240	209
[4,7]	CSAIL Commercial Mortgage Trust Class C Series 2016-C5	4.630%	11/15/48	220	214
[4]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	1,010	1,229
[4]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	130	146
[4,8]	DLL LLC Class A3 Series 2019-MA2	2.340%	9/20/23	490	498
[4,8]	DLL LLC Class A4 Series 2018-ST2	3.590%	6/20/24	300	306
[4,8]	DLL LLC Class A4 Series 2019-DA1	2.920%	4/20/27	460	480
[4,8]	DLL LLC Class A4 Series 2019-MT3	2.150%	9/21/26	200	206
[4]	Drive Auto Receivables Trust Class B Series 2020-2	1.420%	3/17/25	230	233
[4]	Drive Auto Receivables Trust Class C Series 2018-3	3.720%	9/16/24	243	244
[4]	Drive Auto Receivables Trust Class C Series 2018-5	3.990%	1/15/25	770	784
[4]	Drive Auto Receivables Trust Class C Series 2020-2	2.280%	8/17/26	190	196
[4,8]	Drive Auto Receivables Trust Class D Series 2016-CA	4.180%	3/15/24	261	264
[4]	Drive Auto Receivables Trust Class D Series 2017-1	3.840%	3/15/23	23	23
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Drive Auto Receivables Trust Class D Series 2018-3	4.300%	9/16/24	530	549
[4]	Drive Auto Receivables Trust Class D Series 2018-5	4.300%	4/15/26	660	695
[4]	Drive Auto Receivables Trust Class D Series 2019-2	3.690%	8/17/26	500	526
[4]	Drive Auto Receivables Trust Class D Series 2019-4	2.700%	2/16/27	180	186
[4]	Drive Auto Receivables Trust Class D Series 2020-1	2.700%	5/17/27	180	187
[4]	Drive Auto Receivables Trust Class D Series 2020-2	3.050%	5/15/28	200	211
[4,7,8]	Edsouth Indenture No. 9 LLC Class A Series 2015-1, 1M USD LIBOR + 0.800%	0.948%	10/25/56	285	284
[4,7,8]	EDvestinU Private Education Loan Issue No. 1 LLC Class A Series 2019-A	3.580%	11/25/38	195	206
[4,8]	ELFI Graduate Loan Program LLC Class A2 Series 2018-A	3.430%	8/25/42	310	321
[4,8]	Enterprise Fleet Financing LLC Class A2 Series 2019-1	2.980%	10/20/24	159	161
[4,8]	Enterprise Fleet Financing LLC Class A2 Series 2020-1	1.780%	12/22/25	1,695	1,721
[4,8]	Fair Square Issuance Trust Class A Series 2020-AA	2.900%	9/20/24	440	445
[4,7]	First Horizon Mortgage Class 1A1 Series 2006-AR3 Pass-Through Trust	2.506%	11/25/36	64	51
[4,7]	First Horizon Mortgage Class 1A1 Series 2006-AR4 Pass-Through Trust	3.118%	1/25/37	117	86
[4,8]	FirstKey Homes Trust Class A Series FKH 2020-SFR2	1.266%	10/19/37	400	402
[4]	Ford Credit Auto Lease Trust Class B Series 2020-B	1.000%	11/15/23	490	493
[4]	Ford Credit Auto Lease Trust Class C Series 2020-B	1.700%	2/15/25	340	345
[4,8]	Ford Credit Auto Owner Trust Class A Series 2017-2	2.360%	3/15/29	430	445
[4,8]	Ford Credit Auto Owner Trust Class A Series 2018-1	3.190%	7/15/31	2,230	2,449
[4,8]	Ford Credit Auto Owner Trust Class A Series 2018-2	3.470%	1/15/30	650	699
[4,8]	Ford Credit Auto Owner Trust Class A Series 2020-1	2.040%	8/15/31	640	674
[4,8]	Ford Credit Auto Owner Trust Class A Series 2020-2	1.060%	4/15/33	1,510	1,521
[4]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	900	940

10

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	Ford Credit Auto Owner Trust Class B Series 2017-2	2.600%	3/15/29	180	185
[4,8]	Ford Credit Auto Owner Trust Class B Series 2018-1	3.340%	7/15/31	810	881
[4,8]	Ford Credit Auto Owner Trust Class B Series 2018-2	3.610%	1/15/30	530	566
[4,8]	Ford Credit Auto Owner Trust Class B Series 2020-1	2.290%	8/15/31	630	658
[4,8]	Ford Credit Auto Owner Trust Class B Series 2020-2	1.490%	4/15/33	550	553
[4]	Ford Credit Auto Owner Trust Class B Series 2020-B	1.190%	1/15/26	500	508
[4,8]	Ford Credit Auto Owner Trust Class C Series 2017-2	2.750%	3/15/29	370	380
[4,8]	Ford Credit Auto Owner Trust Class C Series 2018-2	3.760%	1/15/30	240	255
[4]	Ford Credit Auto Owner Trust Class C Series 2019-A	3.250%	9/15/25	370	390
[4,8]	Ford Credit Auto Owner Trust Class C Series 2020-1	2.540%	8/15/31	770	804
[4,8]	Ford Credit Auto Owner Trust Class C Series 2020-2	1.740%	4/15/33	440	443
[4]	Ford Credit Auto Owner Trust Class C Series 2020-B	2.040%	12/15/26	300	311
[4]	Ford Credit Auto Owner Trust Class C Series 2020-C	1.040%	5/15/28	170	170
[4]	Ford Credit Floorplan Master Owner Trust A Class A Series 2019-4	2.440%	9/15/26	1,200	1,280
[4]	Ford Credit Floorplan Master Owner Trust A Class A1 Series 2019-3	2.230%	9/15/24	520	536
[4]	Ford Credit Floorplan Master Owner Trust A Class B Series 2019-1	3.250%	4/15/26	260	280
[4]	Ford Credit Floorplan Master Owner Trust A Class B Series 2019-3	2.420%	9/15/24	120	124
[4]	Ford Credit Floorplan Master Owner Trust A Class B Series 2020-1	0.980%	9/15/25	340	342
[4]	Ford Credit Floorplan Master Owner Trust A Class C Series 2020-1	1.420%	9/15/25	360	364
[4]	Ford Credit Floorplan Master Owner Trust A Class D Series 2020-1	2.120%	9/15/25	510	511
[4,5,7,8]	Freddie Mac STACR REMIC Trust Class M1 Series 2020-DNA2, 1M USD LIBOR + 0.750%	0.898%	2/25/50	1,324	1,325
[4,5,7,8]	Freddie Mac STACR REMIC Trust Class M1 Series 2020-HQA1, 1M USD LIBOR + 0.750%	0.898%	1/25/50	139	140
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5,7,8]	Freddie Mac STARC REMIC Trust Class M1 Series 2020-DNA1, 1M USD LIBOR + 0.700%	0.848%	1/25/50	257	257
[4,8]	Global SC Finance VII Srl Class A Series 2020-2A	2.260%	11/19/40	560	565
[4]	GM Financial Automobile Leasing Trust Class B Series 2020-1	1.840%	12/20/23	460	468
[4]	GM Financial Automobile Leasing Trust Class B Series 2020-2	1.560%	7/22/24	180	183
[4]	GM Financial Automobile Leasing Trust Class B Series 2020-3	0.760%	10/21/24	200	201
[4]	GM Financial Automobile Leasing Trust Class C Series 2020-1	2.040%	12/20/23	300	305
[4]	GM Financial Automobile Leasing Trust Class C Series 2020-2	2.560%	7/22/24	150	155
[4]	GM Financial Automobile Leasing Trust Class C Series 2020-3	1.110%	10/21/24	380	380
[4]	GM Financial Automobile Leasing Trust Class D Series 2020-1	2.280%	6/20/24	210	214
[4]	GM Financial Automobile Leasing Trust Class D Series 2020-2	3.210%	12/20/24	210	219
[4]	GM Financial Automobile Leasing Trust Class D Series 2020-3	1.710%	2/20/25	340	342
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2018-4	3.320%	6/17/24	250	262
[4]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2019-4	1.760%	1/16/25	170	175
[4,8]	GM Financial Consumer Automobile Receivables Trust Class B Series 2017-3A	2.330%	3/16/23	70	71
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-3	0.810%	1/16/26	200	201
[4]	GM Financial Consumer Automobile Receivables Trust Class B Series 2020-4	0.730%	3/16/26	240	241
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-3	1.370%	1/16/26	100	101
[4]	GM Financial Consumer Automobile Receivables Trust Class C Series 2020-4	1.050%	5/18/26	90	90

11

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	GM Financial Consumer Automobile Receivables Trust Class D Series 2020-3	1.910%	9/16/27	100	100
[4,7]	GMACM Mortgage Loan Trust Class 3A1 Series 2005-AR6	3.069%	11/19/35	19	17
[4,8]	GMF Floorplan Owner Revolving Trust Class A Series 2019-1	2.700%	4/15/24	410	422
[4,8]	GMF Floorplan Owner Revolving Trust Class A Series 2020-2	0.690%	10/15/25	1,920	1,927
[4,8]	GMF Floorplan Owner Revolving Trust Class B Series 2020-1	1.030%	8/15/25	140	141
[4,8]	GMF Floorplan Owner Revolving Trust Class B Series 2020-2	0.960%	10/15/25	280	281
[4,8]	GMF Floorplan Owner Revolving Trust Class C Series 2020-1	1.480%	8/15/25	110	111
[4,8]	GMF Floorplan Owner Revolving Trust Class C Series 2020-2	1.310%	10/15/25	200	202
[4,8]	Golden Credit Card Trust Class A Series 2018-4A	3.440%	8/15/25	770	827
[4,7,8]	Gosforth Funding plc, Class A1 Series 2018-1A, 3M USD LIBOR + 0.450%	0.657%	8/25/60	208	208
[4,8]	GreatAmerica Leasing Receivables Funding LLC Class A4 Series 2019-1	3.210%	2/18/25	210	220
[4,8]	GS Mortgage Securities Corp II Class A Series 2012-BWTR	2.954%	11/5/34	860	866
[4,7]	GS Mortgage Securities Corp. II Class A5 Series 2018-GS10	4.155%	7/10/51	130	154
[4,8]	GS Mortgage Securities Corp. Trust Class A Series 2012-ALOHA	3.551%	4/10/34	790	797
[4]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	220	248
[4]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	306	322
[4]	GS Mortgage Securities Trust Class A4 Series 2013-GCJ14	3.955%	8/10/46	705	737
[4]	GS Mortgage Securities Trust Class A4 Series 2014-GC26	3.364%	11/10/47	500	538
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC28	3.136%	2/10/48	939	1,006
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	300	330
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	99	111
[4]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	588	655
[4]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	530	579
[4,7]	GS Mortgage Securities Trust Class A4 Series 2018-GS9	3.992%	3/10/51	10	12
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC38	3.968%	2/10/52	200	235
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	110	124
[4]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	200	223
[4,7]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.051%	7/10/46	543	587
[4]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	1,015	1,100
[4]	GS Mortgage Securities Trust Class A5 Series 2014-GC20	3.998%	4/10/47	1,000	1,089
[4]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	807	888
[4]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	330	363
[4]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	677	740
[4,8]	GS Mortgage Securities Trust Class AS Series 2012-GC6	4.948%	1/10/45	25	26
[4]	GS Mortgage Securities Trust Class AS Series 2014-GC20	4.258%	4/10/47	20	22
[4,7]	GS Mortgage Securities Trust Class AS Series 2014-GC24	4.162%	9/10/47	380	417
[4,7]	GS Mortgage Securities Trust Class B Series 2013-GCJ12	3.777%	6/10/46	200	208
[4,7]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.511%	9/10/47	270	258
[4,7,8]	GS Mortgage Securities Trust Class C Series 2011-GC3	5.545%	3/10/44	70	70
[4,7]	GS Mortgage Securities Trust Class C Series 2012-GCJ7	5.628%	5/10/45	210	205
[4,7,8]	GS Mortgage Securities Trust Class C Series 2013-GC13	4.084%	7/10/46	140	137
[4,7]	GS Mortgage Securities Trust Class C Series 2014-GC24	4.532%	9/10/47	410	339
[4,7]	GS Mortgage Securities Trust Class C Series 2015-GC34	4.648%	10/10/48	310	284
[4,8]	Hardee's Funding LLC Class A23 Series 2018-1A	5.710%	6/20/48	538	582
[4,8]	Harley Marine Financing LLC Class A2 Series 2018-1A	5.682%	5/15/43	449	401
[4]	Harley-Davidson Motorcycle Trust Class A3 Series 2019-A	2.340%	2/15/24	1,230	1,245
[4]	Harley-Davidson Motorcycle Trust Class A3 Series 2020-A	1.870%	10/15/24	760	774

12

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Harley-Davidson Motorcycle Trust Class A4 Series 2019-A	2.390%	11/15/26	270	279
[4]	Harley-Davidson Motorcycle Trust Class A4 Series 2019-A	1.930%	4/15/27	240	248
[4,8]	Hertz Fleet Lease Funding LP Class A2 Series 2018-1	3.230%	5/10/32	417	419
[4,8]	Hertz Vehicle Financing II LP Class A Series 2015-3A	2.670%	9/25/21	43	43
[4,8]	Hertz Vehicle Financing II LP Class A Series 2016-2A	2.950%	3/25/22	84	84
[4,8]	Hilton USA Trust Class A Series 2016-HHV	3.719%	11/5/38	80	87
[4,7,8]	Holmes Master Issuer plc Class A2 Series 2018-2A, 3M USD LIBOR + 0.420%	0.657%	10/15/54	226	226
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2018-3	3.070%	11/21/24	210	215
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2018-4	3.300%	7/15/25	200	208
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2019-1	2.900%	6/18/24	230	239
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2019-3	1.850%	8/15/25	500	515
[4]	Honda Auto Receivables Owner Trust Class A4 Series 2020-1	1.630%	10/21/26	720	742
[4,8]	Houston Galleria Mall Trust Class A1A2 Series 2015-HGLR	3.087%	3/5/37	3,030	3,110
[4,8]	HPEFS Equipment Trust Class A3 Series 2019-1A	2.210%	9/20/29	100	101
[4,8]	HPEFS Equipment Trust Class A3 Series 2020-1A	1.760%	2/20/30	600	609
[4,8]	HPEFS Equipment Trust Class B Series 2019-1A	2.320%	9/20/29	180	183
[4,8]	HPEFS Equipment Trust Class B Series 2020-1A	1.890%	2/20/30	300	305
[4,8]	HPEFS Equipment Trust Class C Series 2019-1A	2.490%	9/20/29	100	102
[4,8]	HPEFS Equipment Trust Class D Series 2019-1A	2.720%	9/20/29	100	102
[4,8]	Hudson Yards Mortgage Trust Class A Series 2019-30HY	3.228%	7/10/39	330	371
[4,8]	Hudsons Bay Simon JV Trust Class A7 Series 2015-HB7	3.914%	8/5/34	500	437
[4,8]	Hyundai Auto Lease Securitization Trust Class B Series 2020-B	0.810%	10/15/24	190	190
[4]	Hyundai Auto Receivables Trust Class A3 Series 2019-B	1.940%	2/15/24	1,460	1,487
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Hyundai Auto Receivables Trust Class A4 Series 2019-B	2.000%	4/15/25	410	425
[4]	Hyundai Auto Receivables Trust Class B Series 2019-A	2.940%	5/15/25	190	200
[4]	Hyundai Auto Receivables Trust Class B Series 2019-B	2.210%	4/15/25	120	125
[4]	Hyundai Auto Receivables Trust Class B Series 2020-B	0.940%	12/15/25	130	131
[4]	Hyundai Auto Receivables Trust Class B Series 2020-C	0.810%	11/16/26	280	280
[4]	Hyundai Auto Receivables Trust Class C Series 2020-B	1.600%	12/15/26	160	163
[4]	Hyundai Auto Receivables Trust Class C Series 2020-C	1.080%	12/15/27	250	250
[4,8]	Hyundai Floorplan Master Owner Trust Class A Series 2019-1	2.680%	4/15/24	510	525
[4,7,8]	Invitation Homes Trust Class A Series 2017-SFR2, 1M USD LIBOR + 0.850%	1.003%	12/17/36	657	654
[4,7,8]	Invitation Homes Trust Class A Series 2018-SFR1, 1M USD LIBOR + 0.700%	0.853%	3/17/37	653	644
[4,7,8]	Invitation Homes Trust Class B Series 2017-SFR2, 1M USD LIBOR + 1.150%	1.303%	12/17/36	250	249
[4,7,8]	Invitation Homes Trust Class B Series 2018-SFR1, 1M USD LIBOR + 0.950%	1.103%	3/17/37	260	258
[4,7,8]	Irvine Core Office Trust Class A2 Series 2013-IRV	3.173%	5/15/48	358	376
[4,8]	Jackson Park Trust Class A Series 2019-LIC	2.766%	10/14/39	530	566
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class A Series 2012-HSBC	3.093%	7/5/32	138	141
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2010-C2	4.070%	11/15/43	30	30
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	277	286
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C8	2.829%	10/15/45	319	329
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2013-C16	3.881%	12/15/46	60	64

13

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2011-C3	4.717%	2/15/46	274	274
[4,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C13	3.994%	1/15/46	323	347
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	410	448
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2012-LC9	2.840%	12/15/47	755	779
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	402	421
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	1,164	1,272
[4,7,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2011-C5	5.424%	8/15/46	100	102
[4,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2012-C8	3.424%	10/15/45	100	104
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2012-CBX	4.271%	6/15/45	650	676
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C16	4.517%	12/15/46	400	429
[4,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-C16	4.962%	12/15/46	550	584
[4,7,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2010-C2	5.655%	11/15/43	150	149
[4,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C13	4.078%	1/15/46	170	174
[4,7]	JP Morgan Chase Commercial Mortgage Securities Trust Class C Series 2013-C16	5.027%	12/15/46	270	280
[4,7,8]	JP Morgan Chase Commercial Mortgage Securities Trust Class D Series 2010-C2	5.655%	11/15/43	170	107
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7,8]	JP Morgan Commercial Mortgage-Backed Securities Trust Class A4B Series 2011-RR1	4.717%	3/16/46	70	70
[4]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C26	3.231%	1/15/48	553	593
[4]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	590	663
[4,7]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	300	319
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C17	4.199%	1/15/47	497	544
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	70	77
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	1,030	1,130
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	354	385
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C30	3.551%	7/15/48	580	635
[4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	513	579
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	439	467
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	800	870
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	750	824
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	1,204	1,323
[4]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	270	301
[4,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	180	190
[4,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	300	322
[4,7]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	385	429

14

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.794%	2/15/47	300	318
[4,7]	JPMBB Commercial Mortgage Securities Trust Class C Series 2014-C18	4.794%	2/15/47	150	152
[4]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2017-JP6	3.224%	7/15/50	250	279
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	200	229
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	280	318
[4]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP7	3.454%	9/15/50	350	397
[4]	JPMDB Commercial Mortgage Securities Trust Class A3 Series 2016-C4	3.141%	12/15/49	220	244
[4]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	10	12
[4]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	160	181
[4,7]	Lanark Master Issuer plc Class 1A Series 2018-2A, 3M USD LIBOR + 0.420%	0.676%	12/22/69	193	193
[4,7,8]	Lanark Master Issuer plc Class 1A Series 2020-1A	2.277%	12/22/69	280	287
[4,8]	Laurel Road Prime Student Loan Trust Class A2B Series 2017-C	2.810%	11/25/42	283	289
[4,8]	Laurel Road Prime Student Loan Trust Class A2FX Series 2018-B	3.540%	5/26/43	431	443
[4,8]	LCCM Mortgage Trust Class A Series 2014-909	3.388%	5/15/31	450	450
[4,7]	MASTR Adjustable Rate Mortgages Trust Class 5A1 Series 2004-3	2.437%	4/25/34	5	4
[4]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2019-1	2.040%	1/15/26	590	615
[4,8]	Mercedes-Benz Master Owner Trust Class A Series 2019-BA	2.610%	5/15/24	1,370	1,412
[4,7]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A Series 2003-A4	3.321%	7/25/33	6	6
[4,7]	Merrill Lynch Mortgage Investors Trust MLMI Class 2A2 Series 2003-A2, 6M USD LIBOR + 1.500%	1.757%	2/25/33	12	11
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	MMAF Equipment Finance LLC Class A4 Series 2018-A	3.390%	1/10/25	200	208
[4,8]	MMAF Equipment Finance LLC Class A5 Series 2015-AA	2.490%	2/19/36	286	290
[4,8]	MMAF Equipment Finance LLC Class A5 Series 2018-A	3.610%	3/10/42	110	119
[4,8]	MMAF Equipment Finance LLC Class A5 Series 2019-A	3.080%	11/12/41	220	238
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2013-C11	3.960%	8/15/46	259	273
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2014-C15	3.773%	4/15/47	668	721
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C23	3.451%	7/15/50	233	255
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2015-C24	3.479%	5/15/48	420	457
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C5	3.176%	8/15/45	506	522
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C6	2.858%	11/15/45	114	117
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C10	4.082%	7/15/46	683	731
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.152%	8/15/46	580	626
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	80	87
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C13	4.039%	11/15/46	200	218
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C7	2.918%	2/15/46	130	135
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	595	626
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C15	4.051%	4/15/47	315	345
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C18	3.923%	10/15/47	490	542
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	440	482

15

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	780	845
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	822	918
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C29	3.325%	5/15/49	2,279	2,522
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C32	3.720%	12/15/49	2,904	3,322
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	490	557
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	450	487
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	504	550
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C17	3.741%	8/15/47	320	351
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	1,455	1,634
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2012-C5	3.792%	8/15/45	50	52
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	60	62
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C14	4.384%	2/15/47	450	488
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C16	4.094%	6/15/47	230	251
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2014-C17	4.011%	8/15/47	160	173
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.335%	6/15/47	660	678
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2013-C10	4.082%	7/15/46	70	51
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C15	4.906%	4/15/47	50	52
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2014-C16	4.768%	6/15/47	300	254
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Morgan Stanley Bank of America Merrill Lynch Trust Class C Series 2016-C29	4.746%	5/15/49	40	39
[4]	Morgan Stanley Capital I Class A4 Series 2017-HR2	3.587%	12/15/50	195	221
[4]	Morgan Stanley Capital I Class ASB Series 2017-HR2	3.509%	12/15/50	140	156
[4,8]	Morgan Stanley Capital I Trust Class A Series 2014-150E	3.912%	9/9/32	675	727
[4,8]	Morgan Stanley Capital I Trust Class A Series 2014-CPT	3.350%	7/13/29	600	609
[4,8]	Morgan Stanley Capital I Trust Class A Series 2015-420	3.727%	10/12/50	676	727
[4,8]	Morgan Stanley Capital I Trust Class A2 Series 2012-STAR	3.201%	8/5/34	411	417
[4]	Morgan Stanley Capital I Trust Class A4 Series 2012-C4	3.244%	3/15/45	380	386
[4]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	916	1,031
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	400	441
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	654	711
[4]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS9	3.594%	3/15/49	963	1,068
[4]	Morgan Stanley Capital I Trust Class AS Series 2012-C4	3.773%	3/15/45	60	61
[4,7]	Morgan Stanley Capital I Trust Class C Series 2015-UBS8	4.583%	12/15/48	150	140
[4,7]	Morgan Stanley Mortgage Loan Trust Class 5A1 Series 2006-8AR	2.201%	6/25/36	56	52
[4,8]	MSBAM Commercial Mortgage Securities Trust Class A2 Series 2012-CKSV	3.277%	10/15/30	785	751
[4,8]	Navient Private Education Loan Trust Class A2A Series 2017-A	2.880%	12/16/58	300	308
[4,8]	Navient Private Education Loan Trust Class A2A Series 2018-BA	3.610%	12/15/59	467	489
[4,8]	Navient Private Education Refi Loan Trust Class A2 Series 2018-CA	3.520%	6/16/42	1,143	1,164
[4,8]	Navient Private Education Refi Loan Trust Class A2A Series 2018-DA	4.000%	12/15/59	1,267	1,345
[4,7,8]	Navient Student Loan Trust Class A2 Series 2016-2A, 1M USD LIBOR + 1.050%	1.198%	6/25/65	22	22
[4,7,8]	Navient Student Loan Trust Class A2 Series 2016-3A, 1M USD LIBOR + 0.850%	0.998%	6/25/65	2	2

16

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7,8]	Navient Student Loan Trust Class A2 Series 2016-6A, 1M USD LIBOR + 0.750%	0.898%	3/25/66	507	508
[4,8]	Navient Student Loan Trust Class A2 Series 2018-EA	3.390%	12/15/59	560	587
[4,8]	Navient Student Loan Trust Class A2 Series 2018-EA	4.000%	12/15/59	2,078	2,135
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2018-B	3.160%	12/16/24	340	354
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	9/15/25	280	294
[4]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-B	2.540%	12/15/25	610	639
[4,8]	One Bryant Park Trust Class A Series 2019-OBP	2.516%	9/15/54	530	563
[4,8]	Palisades Center Trust Class A Series 2016-PLSD	2.713%	4/13/33	200	167
[4,7,8]	Pepper Residential Securities Trust Class A1U Series 21A, 1M USD LIBOR + 0.880%	1.033%	1/16/60	289	288
[4,7,8]	Pepper Residential Securities Trust No. 22 Class A1U Series 22A, 1M USD LIBOR + 1.000%	1.102%	6/20/60	143	142
[4,7,8]	Pepper Residential Securities Trust No. 23 Class A1U Series 23A, 1M USD LIBOR + 0.950%	1.108%	8/18/60	116	116
[4,8]	PFS Financing Corp Class A Series 2020-E	1.000%	10/15/25	290	292
[4,8]	PFS Financing Corp. Class A Series 2020-A	1.270%	6/15/25	520	527
[4,7,8]	PHEAA Student Loan Trust Class A Series 2016-2A, 1M USD LIBOR + 0.950%	1.098%	11/25/65	468	467
[4,8]	Progress Residential Trust Class A Series 2018-SFR1	3.255%	3/17/35	559	560
[4,8]	Progress Residential Trust Class A Series 2018-SFR3	3.880%	10/17/35	998	1,017
[4,8]	Progress Residential Trust Class A Series 2020-SFR2	2.078%	6/17/37	120	123
[4,8]	Progress Residential Trust Class B Series 2018-SFR1	3.484%	3/17/35	100	100
[4,7,8]	RESIMAC Bastille Trust Class A1 Series 2018-1NCA, 1M USD LIBOR + 0.850%	1.003%	12/5/59	355	353
[4,7,8]	RESIMAC MBS Trust Class A1A Series 2018-2A	0.999%	4/10/50	61	61
[4,7,8]	RESIMAC Premier Class A1 Series 2018-1A, 1M USD LIBOR + 0.800%	0.949%	11/10/49	305	304
[4,7]	RFMSI Series Trust Class 2A1 Series 2006-SA3	4.535%	9/25/36	57	45
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	RFMSI Trust Class 2A1 Series 2006-SA2	4.735%	8/25/36	177	151
[4]	Santander Drive Auto Receivables Trust Class B Series 2020-2	0.960%	11/15/24	320	322
[4]	Santander Drive Auto Receivables Trust Class C Series 2017-3	2.760%	12/15/22	17	17
[4]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	630	636
[4]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	830	834
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-1	3.320%	3/15/24	520	532
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-3	4.070%	8/15/24	1,390	1,438
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-4	3.980%	12/15/25	780	814
[4]	Santander Drive Auto Receivables Trust Class D Series 2018-5	4.190%	12/16/24	1,250	1,297
[4]	Santander Drive Auto Receivables Trust Class D Series 2020-2	2.220%	9/15/26	880	898
[4]	Santander Drive Auto Receivables Trust Class D Series 2020-3	1.640%	11/16/26	930	944
[4]	Santander Drive Auto Receivables Trust Class D Series 2020-4	1.480%	1/15/27	430	434
[4,8]	Santander Retail Auto Lease Trust Class A3 Series 2020-A	1.740%	7/20/23	1,370	1,400
[4,8]	Santander Retail Auto Lease Trust Class A4 Series 2020-A	1.760%	3/20/24	340	349
[4,8]	Santander Retail Auto Lease Trust Class C Series 2020-B	1.180%	12/20/24	310	312
[4,8]	Santander Retail Auto Lease Trust Class D Series 2020-A	2.520%	11/20/24	470	481
[4,8]	Santander Retail Auto Lease Trust Class D Series 2020-B	1.980%	10/20/25	600	601
[4,8]	Securitized Term Auto Receivables Trust Class A4 Series 2018-1A	3.298%	11/25/22	160	163
[4,8]	Securitized Term Auto Receivables Trust Class A4 Series 2018-2A	3.544%	6/26/23	230	235
[4,8]	SLM Private Education Loan Trust Class B Series 2014-A	3.500%	11/15/44	100	102
[4,8]	SMB Private Education Loan Trust Class A2A Series 2016-A	2.700%	5/15/31	160	164
[4,8]	SMB Private Education Loan Trust Class A2A Series 2017-B	2.820%	10/15/35	334	346
[4,8]	SMB Private Education Loan Trust Class A2A Series 2018-A	3.500%	2/15/36	1,305	1,380
[4,8]	SMB Private Education Loan Trust Class A2A Series 2018-B	3.600%	1/15/37	639	672

17

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	SMB Private Education Loan Trust Class A2A Series 2018-C	3.630%	11/15/35	874	936
[4,7,8]	SMB Private Education Loan Trust Class A2B Series 2016-B, 1M USD LIBOR + 1.450%	1.609%	2/17/32	149	151
[4,7,8]	SMB Private Education Loan Trust Class A2B Series 2016-C, 1M USD LIBOR + 1.100%	1.259%	9/15/34	163	164
[4,7,8]	SMB Private Education Loan Trust Class A2B Series 2017-A, 1M USD LIBOR + 0.900%	1.059%	9/15/34	185	186
[4,7,8]	SoFi Professional Loan Program LLC Class A1 Series 2016-D, 1M USD LIBOR + 0.950%	1.098%	1/25/39	24	24
[4,7,8]	SoFi Professional Loan Program LLC Class A1 Series 2017-C, 1M USD LIBOR + 0.600%	0.748%	7/25/40	14	14
[4,8]	SoFi Professional Loan Program LLC Class A2B Series 2016-C	2.360%	12/27/32	71	72
[4,8]	SoFi Professional Loan Program LLC Class A2B Series 2016-D	2.340%	4/25/33	82	83
[4,8]	SoFi Professional Loan Program LLC Class A2B Series 2017-A	2.400%	3/26/40	22	22
[4,8]	SoFi Professional Loan Program LLC Class A2B Series 2017-E	2.720%	11/26/40	296	302
[4,8]	SoFi Professional Loan Program LLC Class A2B Series 2018-A	2.950%	2/25/42	343	351
[4,8]	SoFi Professional Loan Program LLC Class A2BSeries 2016-B	2.740%	10/25/32	62	62
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2016-D	3.340%	8/25/47	684	704
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2017-B	2.740%	5/25/40	150	152
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2017-D	2.650%	9/25/40	204	209
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2017-F	2.840%	1/25/41	221	226
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2018-C	3.590%	1/25/48	1,300	1,346
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2018-D	3.600%	2/25/48	1,110	1,148
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	SoFi Professional Loan Program LLC Class A2FX Series 2019-B	3.090%	8/17/48	520	537
[4,8]	SoFi Professional Loan Program Trust Class A1FX Series 2020-A	2.060%	5/15/46	895	899
[4]	Synchrony Card Funding LLC Class A Series 2019-A2	2.340%	6/15/25	880	906
[4]	Synchrony Credit Card Master Note Trust Class B Series 2017-2	2.820%	10/15/25	290	301
[4]	Synchrony Credit Card Master Note Trust Class C Series 2016-2C	2.950%	5/15/24	280	282
[4]	Synchrony Credit Card Master Note Trust Class C Series 2017-2	3.010%	10/15/25	380	394
[4,8]	Taco Bell Funding LLC Class A23 Series 2019-1A	4.970%	5/25/46	87	93
[4,8]	Taco Bell Funding LLC Class A2II Series 2016-1A	4.377%	5/25/46	203	204
[4,8]	Tesla Auto Lease Trust Class A4 Series 2019-A	2.200%	11/21/22	400	411
[4,8]	Tesla Auto Lease Trust Class A4 Series 2020-A	0.780%	12/20/23	130	131
[4,8]	Tesla Auto Lease Trust Class C Series 2018-B	4.360%	10/20/21	330	336
[4,8]	Tesla Auto Lease Trust Class C Series 2020-A	1.680%	2/20/24	100	101
[4,8]	Textainer Marine Containers VII Ltd Class A Series 2019-1A	3.960%	4/20/44	321	324
[4,8]	Tidewater Auto Receivables Trust Class C Series 2018-AA	3.840%	11/15/24	199	201
[4,8]	Tidewater Auto Receivables Trust Class D Series 2018-AA	4.300%	11/15/24	120	123
[4,8]	TMSQ Mortgage Trust Class A Series 2014-1500	3.680%	10/10/36	640	688
[4,8]	Toyota Auto Loan Extended Note Trust Class A Series 2019-1A	2.560%	11/25/31	100	107
[4,8]	Toyota Auto Loan Extended Note Trust Class A Series 2020-1A	1.350%	5/25/33	590	608
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2019-A	3.000%	5/15/24	190	199
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2019-D	1.990%	2/18/25	300	312
[4]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	900	931
[4,8]	Trafigura Securitisation Finance plc Class A2 Series 2018-1A	3.730%	3/15/22	1,500	1,531
[4,8]	Trinity Rail Leasing LLC Class A2 Series 2018-1A	4.620%	6/17/48	740	770

18

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,8]	TRIP Rail Master Funding LLC Class A1 Series 2017-1A	2.709%	8/15/47	24	24
[4]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	173
[4]	UBS Commercial Mortgage Trust Class AS Series 2012-C1	4.171%	5/10/45	30	31
[4]	UBS Commercial Mortgage Trust Class ASB Series 2019-C16	3.460%	4/15/52	167	189
[4,8]	UBS-BAMLL Trust Class A Series 2012-WRM	3.663%	6/10/30	606	610
[4]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	150	157
[4]	UBS-Barclays Commercial Mortgage Trust Class A5 Series 2012-C4	2.850%	12/10/45	223	231
[4]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	50	52
[4]	Verizon Owner Trust Class B Series 2020-A	1.980%	7/22/24	500	516
[4]	Verizon Owner Trust Class B Series 2020-B	0.680%	2/20/25	1,300	1,307
[4]	Verizon Owner Trust Class C Series 2020-B	0.830%	2/20/25	430	432
[4,8]	VNDO Mortgage Trust Class A Series 2012-6AVE	2.996%	11/15/30	297	306
[4]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2018-1	3.150%	7/22/24	220	227
[4]	Volkswagen Auto Loan Enhanced Trust Class A4 Series 2018-2	3.330%	2/20/25	220	228
[4,7]	WaMu Mortgage Pass-Through Certificates Class 1A7 Series 2003-AR9 Trust	2.782%	9/25/33	7	7
[4,7]	WaMu Mortgage Pass-Through Certificates Class A Series 2002-AR18 Trust	2.564%	1/25/33	5	5
[4,7]	WaMu Mortgage Pass-Through Certificates Class A7 Series 2003-AR7 Trust	2.713%	8/25/33	5	5
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2012-LC5	2.918%	10/15/45	622	642
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2015-C30	3.411%	9/15/58	453	500
[4]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	320	346
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2013-LC12	4.218%	7/15/46	777	835
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	638	678
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	585	653
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C30	3.664%	9/15/58	420	471
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	899	1,013
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C32	3.560%	1/15/59	1,344	1,498
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C37	3.525%	12/15/49	260	290
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C39	3.157%	9/15/50	120	133
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	250	285
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-RC1	3.631%	1/15/60	194	222
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	290	342
[4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	160	180
[4]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	1,120	1,219
[4]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	870	955
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2012-LC5	3.539%	10/15/45	40	41
[4,7]	Wells Fargo Commercial Mortgage Trust Class AS Series 2013-LC12	4.275%	7/15/46	110	117
[4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC16	4.020%	8/15/50	200	212
[4,7]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C30	4.067%	9/15/58	350	388

19

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	275	307
[4]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2019-C49	3.933%	3/15/52	210	243
[4]	Wells Fargo Commercial Mortgage Trust Class B Series 2014-LC16	4.322%	8/15/50	350	351
[4]	Wells Fargo Commercial Mortgage Trust Class C Series 2014-LC16	4.458%	8/15/50	220	204
[4,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-C29	4.213%	6/15/48	270	265
[4,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-C30	4.498%	9/15/58	270	268
[4,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2015-LC22	4.537%	9/15/58	315	312
[4,7]	Wells Fargo Commercial Mortgage Trust Class C Series 2018-C43	4.514%	3/15/51	80	82
[4,7]	Wells Fargo Mortgage Backed Securities Trust Class 2A1 Series 2006-AR14	2.771%	10/25/36	91	84
[4,8]	Wendy's Funding LLC Class A21 Series 2018-1A	3.573%	3/15/48	155	160
[4,7,8]	WFLD Mortgage Trust Class A Series 2014-MONT	3.755%	8/10/31	875	891
[4]	WFRBS Commercial Mortgage Trust Class A2 Series 2012-C7	3.431%	6/15/45	274	281
[4]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C10	2.875%	12/15/45	265	274
[4]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C8	3.001%	8/15/45	102	105
[4]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C9	2.870%	11/15/45	512	529
[4,8]	WFRBS Commercial Mortgage Trust Class A4 Series 2011-C3	4.375%	3/15/44	209	210
[4,7]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	355	383
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	230	250
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C19	3.829%	3/15/47	480	515
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C21	3.410%	8/15/47	31	33
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-C23	3.650%	10/15/57	492	540
[4]	WFRBS Commercial Mortgage Trust Class A4 Series 2014-LC14	3.766%	3/15/47	58	62
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	350	382
[4,7]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C18	4.162%	12/15/46	665	729
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	530	584
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	565	620
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	989	1,082
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	340	376
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	342	375
[4]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	903	987
[4,7]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C7	4.090%	6/15/45	135	136
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C9	3.388%	11/15/45	70	73
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	50	53
[4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C21	3.891%	8/15/47	170	183
[4,7]	WFRBS Commercial Mortgage Trust Class B Series 2013-C18	4.862%	12/15/46	140	150
[4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C20	4.378%	5/15/47	280	270
[4,7]	WFRBS Commercial Mortgage Trust Class C Series 2014-C20	4.513%	5/15/47	90	82

20

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	World Omni Auto Receivables Trust Class A4 Series 2018-D	3.440%	12/16/24	130	137
[4]	World Omni Auto Receivables Trust Class A4 Series 2019-A	3.220%	6/16/25	230	243
[4]	World Omni Auto Receivables Trust Class B Series 2018-A	2.890%	4/15/25	220	226
[4]	World Omni Auto Receivables Trust Class B Series 2019-B	2.860%	6/16/25	170	178
[4]	World Omni Auto Receivables Trust Class B Series 2020-B	1.220%	3/16/26	150	152
[4]	World Omni Auto Receivables Trust Class B Series 2020-C	0.870%	10/15/26	300	300
[4]	World Omni Auto Receivables Trust Class C Series 2020-C	1.390%	5/17/27	100	101
[4]	World Omni Automobile Lease Securitization Trust Class B Series 2019-A	3.240%	7/15/24	210	215
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $249,284)					260,301
Corporate Bonds (72.3%)
Communications (4.3%)
[8]	Arches Buyer Inc.	4.250%	6/1/28	15	15
[8]	Arches Buyer Inc.	6.125%	12/1/28	10	10
[9]	AT&T Inc.	2.650%	12/17/21	450	561
	AT&T Inc.	3.000%	6/30/22	991	1,025
	AT&T Inc.	2.625%	12/1/22	200	207
[9]	AT&T Inc.	1.950%	9/15/23	495	636
	AT&T Inc.	4.050%	12/15/23	130	144
	AT&T Inc.	4.450%	4/1/24	90	100
	AT&T Inc.	3.950%	1/15/25	250	281
	AT&T Inc.	3.400%	5/15/25	825	916
	AT&T Inc.	3.600%	7/15/25	55	62
[8]	CCO Holdings LLC / CCO Holdings Capital Corp.	4.500%	8/15/30	95	101
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	7,989	8,414
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	1,896	2,101
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	3,610	4,195
	Comcast Corp.	3.600%	3/1/24	30	33
	Comcast Corp.	3.700%	4/15/24	2,722	2,991
	Comcast Corp.	3.375%	2/15/25	800	884
	Comcast Corp.	3.375%	8/15/25	1,780	1,978
	Comcast Corp.	3.950%	10/15/25	330	378
[8]	Cox Communications Inc.	3.150%	8/15/24	725	786
	CSC Holdings LLC	6.750%	11/15/21	150	156
[8]	CSC Holdings LLC	5.375%	2/1/28	150	160
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	CSC Holdings LLC	7.500%	4/1/28	30	34
[8]	CSC Holdings LLC	5.750%	1/15/30	60	66
[8]	CSC Holdings LLC	4.625%	12/1/30	149	155
[8]	Deutsche Telekom International Finance BV	2.485%	9/19/23	450	469
	Discovery Communications LLC	2.950%	3/20/23	1,970	2,073
	Discovery Communications LLC	3.800%	3/13/24	845	922
	Discovery Communications LLC	3.900%	11/15/24	897	995
	Discovery Communications LLC	3.950%	6/15/25	105	118
[8]	Expedia Group Inc.	3.600%	12/15/23	160	170
[8]	Expedia Group Inc.	6.250%	5/1/25	20	23
[8]	Expedia Group Inc.	4.625%	8/1/27	105	117
	Fox Corp.	3.666%	1/25/22	1,763	1,825
	Fox Corp.	4.030%	1/25/24	1,275	1,401
	Fox Corp.	3.050%	4/7/25	2,013	2,204
[8]	Frontier Communications Corp.	5.875%	10/15/27	35	38
[8]	Frontier Communications Corp.	5.000%	5/1/28	175	182
[8]	Frontier Communications Corp.	6.750%	5/1/29	60	64
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	1,810	1,854
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	200	222
	Lamar Media Corp.	5.750%	2/1/26	30	31
	Lamar Media Corp.	3.750%	2/15/28	40	41
	Lamar Media Corp.	4.875%	1/15/29	20	21
	Lamar Media Corp.	4.000%	2/15/30	72	75
[8]	Level 3 Financing Inc.	4.625%	9/15/27	80	83
[8]	Level 3 Financing Inc.	4.250%	7/1/28	95	97
[8]	Level 3 Financing Inc.	3.625%	1/15/29	80	80
	Level 3 Financing, Inc.	5.250%	3/15/26	50	52
[8]	Netflix Inc.	3.625%	6/15/25	420	447
	Netflix Inc.	5.875%	11/15/28	10	12
[8]	Nexstar Broadcasting Inc.	5.625%	7/15/27	120	129
[8]	Nexstar Broadcasting Inc.	4.750%	11/1/28	100	104
	Omnicom Group Inc.	3.625%	5/1/22	3,435	3,581
[8]	QualityTech LP / QTS Finance Corp.	3.875%	10/1/28	65	66
	Qwest Corp.	6.750%	12/1/21	1,100	1,152
	Rogers Communications Inc.	3.000%	3/15/23	70	73
[8]	Scripps Escrow II Inc.	3.875%	1/15/29	35	36
[8]	Sirius XM Radio Inc.	4.625%	7/15/24	240	248
[8]	Sirius XM Radio Inc.	5.000%	8/1/27	20	21
[8]	Sky Ltd.	3.125%	11/26/22	1,560	1,640
[8]	Sky Ltd.	3.750%	9/16/24	1,580	1,761
	Sprint Corp.	7.125%	6/15/24	364	425
	Sprint Corp.	7.625%	3/1/26	110	136
[8]	Tegna Inc.	4.750%	3/15/26	130	138
	Telefonica Emisiones SA	5.462%	2/16/21	406	409
	Time Warner Entertainment Co. LP	8.375%	3/15/23	270	316
	T-Mobile USA Inc.	6.000%	3/1/23	640	642
[8]	T-Mobile USA Inc.	3.500%	4/15/25	8,395	9,278
	T-Mobile USA Inc.	4.500%	2/1/26	290	296
[6,8]	Townsquare Media Inc.	6.875%	2/1/26	34	36
	TWDC Enterprises 18 Corp.	2.550%	2/15/22	60	61

21

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TWDC Enterprises 18 Corp.	2.350%	12/1/22	400	416
[8]	Twitter Inc.	3.875%	12/15/27	60	64
[10]	Verizon Communications Inc.	3.500%	2/17/23	170	139
	Verizon Communications Inc.	5.150%	9/15/23	2,350	2,645
	Verizon Communications Inc.	4.150%	3/15/24	300	332
	Verizon Communications Inc.	3.500%	11/1/24	700	772
	Verizon Communications Inc.	3.376%	2/15/25	1,365	1,515
	Verizon Communications Inc.	0.850%	11/20/25	3,740	3,764
[8]	Verizon Communications Inc.	1.680%	10/30/30	41	41
[7,10]	Verizon Communications Inc., 3M Australian Bank Bill Rate + 1.220%	1.239%	2/17/23	1,030	803
	ViacomCBS Inc.	3.375%	3/1/22	400	410
	ViacomCBS Inc.	2.500%	2/15/23	488	504
	ViacomCBS Inc.	2.900%	6/1/23	876	917
	ViacomCBS Inc.	4.250%	9/1/23	4,612	5,013
	ViacomCBS Inc.	3.875%	4/1/24	35	38
	ViacomCBS Inc.	3.500%	1/15/25	300	329
	ViacomCBS Inc.	4.750%	5/15/25	3,443	3,996
[8]	Virgin Media Finance plc	5.000%	7/15/30	65	67
[8]	Virgin Media Vendor Financing Notes IV DAC	5.000%	7/15/28	115	119
[9]	Vivendi SA	0.000%	6/13/22	400	490
[8]	Vmed O2 UK Financing I plc	4.250%	1/31/31	90	92
[7,10]	Vodafone Group plc	1.070%	12/13/22	140	108
	Vodafone Group plc	2.950%	2/19/23	715	752
	Vodafone Group plc	3.750%	1/16/24	3,950	4,315
	Vodafone Group plc	4.125%	5/30/25	390	445
	Walt Disney Co.	1.750%	8/30/24	3,610	3,758
	Walt Disney Co.	3.700%	9/15/24	110	122
	Walt Disney Co.	3.350%	3/24/25	2,080	2,304
[8]	WMG Acquisition Corp.	3.000%	2/15/31	70	69
	WPP Finance 2010	3.625%	9/7/22	30	32
[8]	Zayo Group Holdings Inc.	4.000%	3/1/27	155	156
[8]	Zayo Group Holdings Inc.	6.125%	3/1/28	50	53
					95,133
Consumer Discretionary (5.2%)
[8]	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	65	67
[8]	1011778 BC ULC / New Red Finance Inc.	3.500%	2/15/29	30	30
	Amazon.com Inc.	2.800%	8/22/24	383	414
	Amazon.com Inc.	5.200%	12/3/25	2,870	3,488
[8]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	30	31
	American Honda Finance Corp.	3.375%	12/10/21	2,900	2,983
[9]	American Honda Finance Corp.	1.600%	4/20/22	700	875
[9]	American Honda Finance Corp.	0.350%	8/26/22	2,395	2,952
	American Honda Finance Corp.	2.600%	11/16/22	80	83
	American Honda Finance Corp.	2.050%	1/10/23	100	103
	American Honda Finance Corp.	1.950%	5/10/23	2,000	2,073
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Honda Finance Corp.	0.875%	7/7/23	3,000	3,036
	American Honda Finance Corp.	0.650%	9/8/23	372	374
	American Honda Finance Corp.	3.625%	10/10/23	3,000	3,260
	American Honda Finance Corp.	2.400%	6/27/24	1,500	1,594
	American Honda Finance Corp.	2.150%	9/10/24	1,000	1,057
	American Honda Finance Corp.	1.200%	7/8/25	618	632
	Asbury Automotive Group Inc.	4.500%	3/1/28	72	75
	Asbury Automotive Group Inc.	4.750%	3/1/30	20	21
	AutoZone Inc.	2.875%	1/15/23	115	120
	AutoZone Inc.	3.625%	4/15/25	3,050	3,415
	BorgWarner Inc.	3.375%	3/15/25	200	220
[8]	Burlington Coat Factory Warehouse Corp.	6.250%	4/15/25	45	48
[8]	Caesars Entertainment Inc.	6.250%	7/1/25	80	85
[8]	Caesars Resort Collection LLC / CRC Finco Inc.	5.750%	7/1/25	20	21
[8]	Carnival Corp.	11.500%	4/1/23	84	97
[8]	Churchill Downs Inc.	5.500%	4/1/27	115	122
[8]	Churchill Downs Inc.	4.750%	1/15/28	90	95
[8]	Clarios Global LP	6.750%	5/15/25	40	43
[8]	Clarios Global LP / Clarios US Finance Co.	6.250%	5/15/26	50	54
[8]	Cornerstone Building Brands Inc.	6.125%	1/15/29	35	37
[8]	Daimler Finance North America LLC	2.700%	6/14/24	821	875
[8]	ERAC USA Finance LLC	2.600%	12/1/21	300	305
[8]	ERAC USA Finance LLC	3.300%	10/15/22	1,000	1,050
[8]	ERAC USA Finance LLC	2.700%	11/1/23	700	738
[8]	ERAC USA Finance LLC	3.850%	11/15/24	260	288
[8]	ERAC USA Finance LLC	3.300%	12/1/26	100	111
	Ford Motor Co.	8.500%	4/21/23	116	131
	Ford Motor Credit Co. LLC	3.339%	3/28/22	200	202
	Ford Motor Credit Co. LLC	3.087%	1/9/23	170	172
	Ford Motor Credit Co. LLC	5.125%	6/16/25	80	87
	Ford Motor Credit Co. LLC	4.134%	8/4/25	40	42
	Ford Motor Credit Co. LLC	3.375%	11/13/25	505	517
	Ford Motor Credit Co. LLC	4.125%	8/17/27	205	215
	Ford Motor Credit Co. LLC	3.815%	11/2/27	60	62
	General Motors Co.	4.875%	10/2/23	1,840	2,041
	General Motors Co.	5.400%	10/2/23	2,060	2,313
	General Motors Co.	6.125%	10/1/25	2,300	2,786
	General Motors Financial Co. Inc.	4.200%	3/1/21	1,095	1,098
	General Motors Financial Co. Inc.	4.375%	9/25/21	3,660	3,759
	General Motors Financial Co. Inc.	4.200%	11/6/21	1,200	1,234
	General Motors Financial Co. Inc.	3.450%	4/10/22	350	360
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	103
	General Motors Financial Co. Inc.	3.250%	1/5/23	490	513

22

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	5.200%	3/20/23	3,587	3,933
	General Motors Financial Co. Inc.	4.250%	5/15/23	200	216
	General Motors Financial Co. Inc.	4.150%	6/19/23	100	108
	General Motors Financial Co. Inc.	5.100%	1/17/24	2,750	3,070
	General Motors Financial Co. Inc.	3.950%	4/13/24	650	706
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,300	1,403
	General Motors Financial Co. Inc.	2.900%	2/26/25	680	725
	General Motors Financial Co. Inc.	4.350%	4/9/25	1,250	1,400
	General Motors Financial Co. Inc.	2.750%	6/20/25	553	590
	General Motors Financial Co. Inc.	4.300%	7/13/25	990	1,109
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	85	96
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	118	121
[8]	Harley-Davidson Financial Services Inc.	2.850%	1/15/21	155	155
[8]	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	955	974
[8]	Harley-Davidson Financial Services Inc.	3.350%	6/8/25	500	538
[8]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	120	128
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	90	93
[8]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	30	33
[8]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	165	172
[8]	International Game Technology plc	6.250%	1/15/27	15	17
[8]	International Game Technology plc	5.250%	1/15/29	60	65
[8]	Ken Garff Automotive LLC	4.875%	9/15/28	100	104
[8]	L Brands Inc.	6.875%	7/1/25	25	27
	Lennar Corp.	5.375%	10/1/22	80	86
	Lennar Corp.	4.875%	12/15/23	500	553
	Lennar Corp.	4.750%	5/30/25	600	685
	Lennar Corp.	5.250%	6/1/26	20	24
[8]	Lithia Motors Inc.	5.250%	8/1/25	115	119
[8]	Live Nation Entertainment Inc.	6.500%	5/15/27	215	240
[8]	Live Nation Entertainment Inc.	4.750%	10/15/27	40	41
[6,8]	Live Nation Entertainment Inc.	3.750%	1/15/28	80	81
	Lowe's Cos. Inc.	3.125%	9/15/24	100	108
	Marriott International Inc.	5.750%	5/1/25	85	99
	Marriott International Inc.	4.625%	6/15/30	120	141
	McDonald's Corp.	3.350%	4/1/23	1,132	1,204
	McDonald's Corp.	3.375%	5/26/25	700	777
	McDonald's Corp.	3.300%	7/1/25	3,030	3,370
	McDonald's Corp.	1.450%	9/1/25	700	724
[8]	Michaels Stores Inc.	4.750%	10/1/27	35	36
[8]	Nissan Motor Acceptance Corp.	1.900%	9/14/21	355	357
[8]	Nissan Motor Acceptance Corp.	3.650%	9/21/21	405	412
[8]	Nissan Motor Co. Ltd.	3.043%	9/15/23	3,815	3,990
[8]	Nissan Motor Co. Ltd.	3.522%	9/17/25	1,500	1,606
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Penske Automotive Group Inc.	3.500%	9/1/25	100	100
	PulteGroup Inc.	5.500%	3/1/26	80	95
	PulteGroup Inc.	5.000%	1/15/27	40	47
	Ralph Lauren Corp.	1.700%	6/15/22	200	204
	Ross Stores Inc.	0.875%	4/15/26	2,000	1,999
[8]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	20	23
[8]	Royal Caribbean Cruises Ltd.	9.125%	6/15/23	20	22
[8]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	40	47
	TJX Cos. Inc.	3.500%	4/15/25	1,500	1,674
[9]	Toyota Finance Australia Ltd.	1.584%	4/21/22	990	1,239
	Toyota Motor Credit Corp.	2.700%	1/11/23	100	105
	Toyota Motor Credit Corp.	2.900%	3/30/23	3,000	3,170
	Toyota Motor Credit Corp.	0.500%	8/14/23	1,100	1,105
	Toyota Motor Credit Corp.	1.350%	8/25/23	3,000	3,076
	Toyota Motor Credit Corp.	3.450%	9/20/23	2,745	2,970
	Toyota Motor Credit Corp.	2.900%	4/17/24	70	75
	Toyota Motor Credit Corp.	3.000%	4/1/25	1,950	2,143
	Toyota Motor Credit Corp.	0.800%	10/16/25	2,500	2,511
[9]	Toyota Motor Finance Netherlands BV	0.625%	9/26/23	410	513
	TRI Pointe Group Inc.	5.700%	6/15/28	195	220
[8]	Vail Resorts Inc.	6.250%	5/15/25	210	224
[9]	Volkswagen Bank GmbH	0.750%	6/15/23	490	608
[9]	Volkswagen Financial Services AG	2.500%	4/6/23	495	637
[9]	Volkswagen Financial Services AG	0.875%	4/12/23	500	622
[10]	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	250	201
[8]	Volkswagen Group of America Finance LLC	2.500%	9/24/21	1,200	1,218
[8]	Volkswagen Group of America Finance LLC	4.000%	11/12/21	1,785	1,839
[8]	Volkswagen Group of America Finance LLC	2.900%	5/13/22	1,600	1,650
[8]	Volkswagen Group of America Finance LLC	2.700%	9/26/22	1,200	1,244
[8]	Volkswagen Group of America Finance LLC	0.750%	11/23/22	2,000	2,005
[8]	Volkswagen Group of America Finance LLC	3.125%	5/12/23	1,000	1,056
[8]	Volkswagen Group of America Finance LLC	4.250%	11/13/23	599	659
[8]	Volkswagen Group of America Finance LLC	0.875%	11/22/23	3,000	3,015
[8]	Volkswagen Group of America Finance LLC	3.350%	5/13/25	500	549
[8]	Volkswagen Group of America Finance LLC	1.250%	11/24/25	1,750	1,762
[8]	White Cap Buyer LLC	6.875%	10/15/28	35	37
[8]	William Carter Co.	5.500%	5/15/25	129	137
[8]	Williams Scotsman International Inc.	4.625%	8/15/28	86	89
[8]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	35	36
					115,869

23

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Staples (4.6%)
[8]	Alimentation Couche-Tard Inc.	2.700%	7/26/22	3,675	3,799
	Altria Group Inc.	3.490%	2/14/22	5,840	6,040
	Altria Group Inc.	2.850%	8/9/22	740	769
[9]	Altria Group Inc.	1.000%	2/15/23	985	1,227
	Altria Group Inc.	4.000%	1/31/24	2,000	2,197
	Altria Group Inc.	3.800%	2/14/24	200	218
	Altria Group Inc.	2.350%	5/6/25	3,209	3,402
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	6,250	7,112
	BAT Capital Corp.	3.222%	8/15/24	3,150	3,414
	BAT Capital Corp.	3.215%	9/6/26	156	172
	BAT Capital Corp.	4.700%	4/2/27	600	706
[9]	BAT International Finance plc	4.875%	2/24/21	360	443
[11]	BAT International Finance plc	1.750%	7/5/21	420	577
[8]	BAT International Finance plc	3.950%	6/15/25	2,180	2,447
	BAT International Finance plc	1.668%	3/25/26	1,250	1,278
	Bunge Ltd. Finance Corp Co.	1.630%	8/17/25	220	227
	Campbell Soup Co.	3.650%	3/15/23	372	397
[9]	CK Hutchison Finance 16 Ltd.	1.250%	4/6/23	450	564
	Conagra Brands Inc.	4.300%	5/1/24	498	556
	Constellation Brands Inc.	2.650%	11/7/22	687	714
	Constellation Brands Inc.	3.200%	2/15/23	390	412
	Constellation Brands Inc.	4.250%	5/1/23	2,700	2,940
	Constellation Brands Inc.	4.750%	11/15/24	963	1,105
	Constellation Brands Inc.	4.400%	11/15/25	500	580
[9]	Diageo Finance plc	0.250%	10/22/21	855	1,048
	Dollar General Corp.	3.250%	4/15/23	3,000	3,175
	Estee Lauder Cos. Inc.	2.000%	12/1/24	140	148
	General Mills Inc.	3.200%	4/16/21	715	721
	General Mills Inc.	2.600%	10/12/22	850	883
	General Mills Inc.	3.700%	10/17/23	681	741
	Grupo Bimbo SAB de CV	4.500%	1/25/22	400	416
[8]	Grupo Bimbo SAB de CV	4.500%	1/25/22	300	312
	Hershey Co.	0.900%	6/1/25	100	101
	JM Smucker Co.	3.500%	3/15/25	1,401	1,559
	Kellogg Co.	2.650%	12/1/23	905	966
	Keurig Dr Pepper Inc.	3.551%	5/25/21	429	435
	Keurig Dr Pepper Inc.	4.057%	5/25/23	3,407	3,700
	Keurig Dr Pepper Inc.	3.130%	12/15/23	680	730
	Keurig Dr Pepper Inc.	4.417%	5/25/25	1,900	2,185
	Kimberly-Clark Corp.	3.050%	8/15/25	200	222
[8]	Kraft Heinz Foods Co.	3.875%	5/15/27	160	173
	Kroger Co.	3.400%	4/15/22	1,925	1,986
	Kroger Co.	2.800%	8/1/22	1,142	1,183
	Kroger Co.	3.850%	8/1/23	600	647
	Kroger Co.	4.000%	2/1/24	1,302	1,428
[8]	Kronos Acquisition Holdings Inc. / KIK Custom Products Inc.	5.000%	12/31/26	10	10
[8]	Lamb Weston Holdings Inc.	4.625%	11/1/24	222	231
[8]	Lamb Weston Holdings Inc.	4.875%	11/1/26	70	73
[8]	Lamb Weston Holdings Inc.	4.875%	5/15/28	75	83
	McCormick & Co. Inc.	2.700%	8/15/22	972	1,003
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	McCormick & Co. Inc.	3.150%	8/15/24	100	108
[8]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	200	206
[8]	Mondelez International Holdings Netherlands BV	2.250%	9/19/24	900	949
	Mondelez International Inc.	0.625%	7/1/22	1,000	1,005
	Mondelez International Inc.	2.125%	4/13/23	2,073	2,154
	Mondelez International Inc.	1.500%	5/4/25	2,083	2,156
[8]	Nestle Holdings Inc.	3.500%	9/24/25	1,055	1,184
[9]	PepsiCo Inc.	0.250%	5/6/24	515	638
	PepsiCo Inc.	2.250%	3/19/25	15	16
[8]	Performance Food Group Inc.	5.500%	6/1/24	273	275
[8]	Performance Food Group Inc.	6.875%	5/1/25	35	37
[8]	Performance Food Group Inc.	5.500%	10/15/27	140	148
[8]	Pernod Ricard SA	4.250%	7/15/22	285	301
	Philip Morris International Inc.	2.500%	8/22/22	270	280
	Philip Morris International Inc.	2.500%	11/2/22	250	259
	Philip Morris International Inc.	2.625%	3/6/23	225	237
	Philip Morris International Inc.	1.125%	5/1/23	1,800	1,835
	Philip Morris International Inc.	2.125%	5/10/23	400	415
	Philip Morris International Inc.	2.875%	5/1/24	1,000	1,078
	Philip Morris International Inc.	1.500%	5/1/25	3,900	4,034
	Philip Morris International Inc.	0.875%	5/1/26	1,000	1,004
[8]	Post Holdings Inc.	5.750%	3/1/27	20	21
[8]	Post Holdings Inc.	4.625%	4/15/30	87	91
[8]	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	4,140	4,259
[8]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	5,450	5,801
	Reynolds American Inc.	4.850%	9/15/23	100	112
	Reynolds American Inc.	4.450%	6/12/25	3,012	3,425
	Sysco Corp.	5.650%	4/1/25	500	595
	Tyson Foods Inc.	4.500%	6/15/22	300	314
	Tyson Foods Inc.	3.900%	9/28/23	1,000	1,091
	Tyson Foods Inc.	3.950%	8/15/24	932	1,035
	Unilever Capital Corp.	2.600%	5/5/24	1,400	1,494
[8]	United Natural Foods Inc.	6.750%	10/15/28	60	63
	Walmart Inc.	3.300%	4/22/24	330	359
	Walmart Inc.	2.850%	7/8/24	360	389
					102,823
Energy (7.7%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	1,023	1,066
	BP Capital Markets America Inc.	2.520%	9/19/22	1,665	1,723
	BP Capital Markets America Inc.	2.937%	4/6/23	1,105	1,167
	BP Capital Markets America Inc.	2.750%	5/10/23	1,920	2,024
	BP Capital Markets America Inc.	3.216%	11/28/23	2,230	2,394
	BP Capital Markets America Inc.	3.790%	2/6/24	1,820	1,991

24

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BP Capital Markets America Inc.	3.224%	4/14/24	1,540	1,663
	BP Capital Markets America Inc.	3.194%	4/6/25	1,385	1,523
	BP Capital Markets plc	2.500%	11/6/22	695	722
	BP Capital Markets plc	3.814%	2/10/24	1,100	1,207
	BP Capital Markets plc	3.535%	11/4/24	1,061	1,177
	BP Capital Markets plc	3.506%	3/17/25	355	396
	Buckeye Partners LP	4.150%	7/1/23	95	98
	Canadian Natural Resources Ltd.	2.950%	1/15/23	1,635	1,709
	Canadian Natural Resources Ltd.	3.800%	4/15/24	135	145
	Canadian Natural Resources Ltd.	3.900%	2/1/25	430	470
	Canadian Natural Resources Ltd.	2.050%	7/15/25	620	650
	Cenovus Energy Inc.	3.000%	8/15/22	150	152
	Cenovus Energy Inc.	5.375%	7/15/25	190	214
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	3,370	3,925
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	2,025	2,352
[8]	Cheniere Energy Inc.	4.625%	10/15/28	125	132
	Chevron Corp.	1.554%	5/11/25	2,814	2,916
	Chevron USA Inc.	0.687%	8/12/25	1,400	1,404
	Cimarex Energy Co.	4.375%	6/1/24	195	212
	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,622	1,680
	CNOOC Finance 2014 ULC	4.250%	4/30/24	710	770
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	837	902
	CNPC General Capital Ltd.	3.950%	4/19/22	200	207
	ConocoPhillips Co.	2.400%	12/15/22	665	687
	ConocoPhillips Co.	4.950%	3/15/26	1,265	1,519
	DCP Midstream Operating LP	5.625%	7/15/27	58	64
	Diamondback Energy Inc.	2.875%	12/1/24	1,415	1,487
	Diamondback Energy Inc.	4.750%	5/31/25	200	225
	Ecopetrol SA	5.875%	9/18/23	828	925
	Ecopetrol SA	5.375%	6/26/26	840	966
	Empresa Nacional del Petroleo	4.375%	10/30/24	400	440
	Empresa Nacional del Petroleo	3.750%	8/5/26	255	279
	Empresa Nacional del Petroleo	5.250%	11/6/29	400	473
	Enbridge Energy Partners LP	5.875%	10/15/25	320	388
	Enbridge Inc.	2.900%	7/15/22	430	445
	Enbridge Inc.	4.000%	10/1/23	1,015	1,104
	Enbridge Inc.	3.500%	6/10/24	160	174
	Enbridge Inc.	2.500%	1/15/25	1,010	1,079
[8]	Endeavor Energy Resources LP / EER Finance Inc.	6.625%	7/15/25	39	42
	Energy Transfer Operating LP	4.650%	6/1/21	995	997
	Energy Transfer Operating LP	5.200%	2/1/22	1,452	1,505
	Energy Transfer Operating LP	3.600%	2/1/23	575	602
	Energy Transfer Operating LP	4.250%	3/15/23	1,189	1,247
	Energy Transfer Operating LP	4.200%	9/15/23	1,542	1,661
	Energy Transfer Operating LP	5.875%	1/15/24	1,060	1,189
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Energy Transfer Operating LP	4.900%	2/1/24	1,310	1,434
	Energy Transfer Operating LP	4.500%	4/15/24	1,105	1,185
	Energy Transfer Partners	0.789%	1/28/21	1,000	999
	Energy Transfer Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	2,350	2,457
	Energy Transfer Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	2,535	2,687
	Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	2,630	2,844
[8]	Eni SPA	4.000%	9/12/23	1,845	2,009
[8]	EnLink Midstream LLC	5.625%	1/15/28	30	31
	Enterprise Products Operating LLC	3.500%	2/1/22	1,820	1,881
	Enterprise Products Operating LLC	3.900%	2/15/24	875	958
	EOG Resources Inc.	2.625%	3/15/23	562	586
	EOG Resources Inc.	3.150%	4/1/25	995	1,088
[8]	EQM Midstream Partners LP	6.000%	7/1/25	95	104
	EQT Corp.	3.000%	10/1/22	18	18
	EQT Corp.	5.000%	1/15/29	125	132
[9]	Exxon Mobil Corp.	0.142%	6/26/24	985	1,214
	Exxon Mobil Corp.	2.019%	8/16/24	3,095	3,254
	Exxon Mobil Corp.	2.992%	3/19/25	875	957
	Gazprom PJSC Via Gaz Capital SA	6.510%	3/7/22	270	286
[9]	Gazprom PJSC Via Gaz Capital SA	3.125%	11/17/23	100	130
[9]	Gazprom PJSC Via Gaz Capital SA	2.949%	1/24/24	570	733
[9]	Gazprom PJSC Via Gaz Capital SA	2.250%	11/22/24	100	127
	Harvest Operations Corp.	3.000%	9/21/22	200	209
	Husky Energy Inc.	3.950%	4/15/22	40	41
[8]	KazMunayGas National Co. JSC	6.375%	10/24/48	400	573
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	145	146
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	360	368
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	115	120
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	2,300	2,410
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	1,005	1,058
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	390	417
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	370	405
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	505	559
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	155	173
[8]	Kinder Morgan Inc.	5.000%	2/15/21	870	872
	Kinder Morgan Inc.	3.150%	1/15/23	2,725	2,861
[8]	Kinder Morgan Inc.	5.625%	11/15/23	1,310	1,477
	Kinder Morgan Inc.	4.300%	6/1/25	540	615
	Marathon Oil Corp.	2.800%	11/1/22	852	875
	Marathon Petroleum Corp.	5.125%	3/1/21	900	907
	Marathon Petroleum Corp.	4.500%	5/1/23	2,710	2,937
	Marathon Petroleum Corp.	4.750%	12/15/23	1,545	1,709

25

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marathon Petroleum Corp.	3.625%	9/15/24	1,045	1,138
	Marathon Petroleum Corp.	4.700%	5/1/25	2,577	2,951
[8]	MEG Energy Corp.	6.500%	1/15/25	114	117
[8]	Midwest Connector Capital Co. LLC	3.625%	4/1/22	2,055	2,092
[8]	Midwest Connector Capital Co. LLC	3.900%	4/1/24	653	669
	MPLX LP	3.500%	12/1/22	1,103	1,158
	MPLX LP	3.375%	3/15/23	475	504
	MPLX LP	4.500%	7/15/23	70	76
	MPLX LP	4.875%	12/1/24	920	1,052
	MPLX LP	1.750%	3/1/26	1,505	1,554
	Noble Energy Inc.	3.900%	11/15/24	550	613
	Nustar Logistics LP	5.750%	10/1/25	140	149
	Occidental Petroleum Corp.	3.500%	6/15/25	110	106
	Occidental Petroleum Corp.	5.500%	12/1/25	90	93
	Occidental Petroleum Corp.	3.400%	4/15/26	35	33
	Occidental Petroleum Corp.	3.200%	8/15/26	155	145
	Occidental Petroleum Corp.	6.625%	9/1/30	42	45
	ONEOK Inc.	2.750%	9/1/24	1,385	1,461
	ONEOK Inc.	2.200%	9/15/25	260	270
	ONEOK Partners LP	3.375%	10/1/22	145	151
	ONEOK Partners LP	5.000%	9/15/23	630	689
	ONEOK Partners LP	4.900%	3/15/25	320	362
	Ovintiv Exploration Inc.	5.750%	1/30/22	975	1,009
	Ovintiv Exploration Inc.	5.625%	7/1/24	200	215
	Ovintiv Inc.	3.900%	11/15/21	140	141
[8]	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	50	51
[8]	Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	30	31
	Pertamina Persero PT	4.875%	5/3/22	1,129	1,186
	Pertamina Persero PT	4.300%	5/20/23	200	215
	Petroleos Mexicanos	4.625%	9/21/23	1	1
	Petronas Capital Ltd.	3.125%	3/18/22	380	392
	Petronas Capital Ltd.	7.875%	5/22/22	315	347
[8]	Petronas Capital Ltd.	3.500%	4/21/30	268	308
	Phillips 66	3.700%	4/6/23	985	1,055
	Phillips 66	0.900%	2/15/24	815	818
	Phillips 66	3.850%	4/9/25	475	535
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	885	912
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	585	626
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	350	373
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	355	397
[8]	Rattler Midstream LP	5.625%	7/15/25	35	37
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	1,490	1,568
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	4,007	4,388
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	1,885	2,149
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	1,665	1,938
[8]	Saudi Arabian Oil Co.	1.625%	11/24/25	215	220
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	330	338
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Shell International Finance BV	2.250%	1/6/23	472	490
	Shell International Finance BV	3.400%	8/12/23	70	75
	Shell International Finance BV	0.375%	9/15/23	610	611
	Shell International Finance BV	2.000%	11/7/24	3,745	3,929
	Shell International Finance BV	2.375%	4/6/25	1,145	1,225
	Shell International Finance BV	3.250%	5/11/25	1,210	1,340
	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/22	277	288
[8]	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	800	872
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,140	1,242
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	1,332	1,364
	Southern Natural Gas Co LLC / Southern Natural Issuing Corp.	4.400%	6/15/21	155	156
	Spectra Energy Partners LP	3.500%	3/15/25	365	401
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	225	240
	Suncor Energy Inc.	2.800%	5/15/23	1,510	1,588
	Suncor Energy Inc.	3.600%	12/1/24	315	347
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	1,570	1,580
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	485	506
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	1,305	1,409
[8]	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	7.500%	10/1/25	10	11
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	50	54
	Total Capital Canada Ltd.	2.750%	7/15/23	998	1,056
	Total Capital International SA	2.700%	1/25/23	255	267
	Total Capital International SA	3.700%	1/15/24	700	767
	Total Capital International SA	2.434%	1/10/25	2,945	3,139
	TransCanada PipeLines Ltd.	2.500%	8/1/22	1,970	2,034
	TransCanada PipeLines Ltd.	3.750%	10/16/23	880	951
	Valero Energy Corp.	2.700%	4/15/23	825	860
	Valero Energy Corp.	1.200%	3/15/24	1,305	1,310
	Valero Energy Corp.	2.850%	4/15/25	430	457
	Western Midstream Operating LP	5.050%	2/1/30	180	200
	Williams Cos. Inc.	7.875%	9/1/21	120	126
	Williams Cos. Inc.	4.000%	11/15/21	395	404
	Williams Cos. Inc.	3.600%	3/15/22	2,645	2,729
	Williams Cos. Inc.	3.350%	8/15/22	270	280

26

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Williams Cos. Inc.	3.700%	1/15/23	845	892
	Williams Cos. Inc.	4.500%	11/15/23	2,567	2,824
	Williams Cos. Inc.	4.550%	6/24/24	3,770	4,213
	Williams Cos. Inc.	3.900%	1/15/25	285	315
	Williams Cos. Inc.	4.000%	9/15/25	345	389
	WPX Energy Inc.	5.750%	6/1/26	30	32
	WPX Energy Inc.	5.250%	10/15/27	100	106
	WPX Energy Inc.	5.875%	6/15/28	40	43
	WPX Energy Inc.	4.500%	1/15/30	175	186
					172,321
Financials (25.9%)
[9]	ABN AMRO Bank NV	6.375%	4/27/21	450	560
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	300	312
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125%	7/3/23	315	337
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	420	453
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	525	573
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.150%	2/15/24	830	869
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.875%	8/14/24	325	336
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	960	1,019
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	510	608
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	300	334
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	4/3/26	150	168
	Aflac Inc.	3.625%	11/15/24	445	498
[8]	AIG Global Funding	2.700%	12/15/21	315	322
	Air Lease Corp.	2.250%	1/15/23	672	689
	Air Lease Corp.	2.750%	1/15/23	245	253
	Air Lease Corp.	3.875%	7/3/23	365	389
	Air Lease Corp.	4.250%	2/1/24	580	628
	Air Lease Corp.	2.300%	2/1/25	1,000	1,030
	Air Lease Corp.	3.250%	3/1/25	90	96
	Air Lease Corp.	3.375%	7/1/25	415	446
	Air Lease Corp.	2.875%	1/15/26	2,240	2,365
	Aircastle Ltd.	4.125%	5/1/24	210	223
[8]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250%	10/15/27	40	41
[8]	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.750%	10/15/27	10	11
	Allstate Corp.	0.750%	12/15/25	410	412
	Ally Financial Inc.	4.125%	2/13/22	385	400
	Ally Financial Inc.	4.625%	5/19/22	270	284
	Ally Financial Inc.	1.450%	10/2/23	2,345	2,389
	Ally Financial Inc.	3.875%	5/21/24	330	361
	Ally Financial Inc.	5.125%	9/30/24	55	63
	Ally Financial Inc.	5.750%	11/20/25	150	174
	American Express Co.	3.700%	11/5/21	370	379
	American Express Co.	2.750%	5/20/22	478	493
	American Express Co.	2.500%	8/1/22	300	310
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Express Co.	3.700%	8/3/23	5,492	5,938
	American Express Co.	3.400%	2/22/24	1,445	1,573
	American Express Co.	2.500%	7/30/24	3,314	3,538
	American Express Co.	3.000%	10/30/24	1,140	1,244
	American International Group Inc.	4.875%	6/1/22	400	424
	American International Group Inc.	2.500%	6/30/25	2,004	2,154
	American International Group Inc.	3.750%	7/10/25	710	798
	Ameriprise Financial Inc.	3.000%	3/22/22	700	723
	Ameriprise Financial Inc.	4.000%	10/15/23	100	110
	Ameriprise Financial Inc.	3.700%	10/15/24	900	1,001
	Ameriprise Financial Inc.	3.000%	4/2/25	740	806
	Aon plc	4.000%	11/27/23	260	284
[8]	Apollo Management Holdings LP	4.000%	5/30/24	165	183
	Assurant Inc.	4.200%	9/27/23	300	328
[9]	Athene Global Funding	1.875%	6/23/23	815	1,040
[8]	Athene Global Funding	1.200%	10/13/23	1,210	1,217
[9]	Australia & New Zealand Banking Group Ltd.	0.625%	2/21/23	410	510
[8]	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	450	476
[7,10]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.700%	2.719%	5/17/26	250	194
[8]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	475	511
	Banco Santander SA	3.125%	2/23/23	200	210
	Banco Santander SA	2.706%	6/27/24	2,600	2,772
	Banco Santander SA	2.746%	5/28/25	1,240	1,324
[7,10]	Banco Santander SA, 3M Australian Bank Bill Rate + 1.650%	1.730%	1/19/23	600	464
	Bank of America Corp.	2.738%	1/23/22	500	500
	Bank of America Corp.	3.499%	5/17/22	810	819
	Bank of America Corp.	3.124%	1/20/23	1,035	1,063
	Bank of America Corp.	2.816%	7/21/23	500	519
[9]	Bank of America Corp.	0.750%	7/26/23	2,255	2,817
	Bank of America Corp.	3.004%	12/20/23	1,698	1,787
	Bank of America Corp.	4.125%	1/22/24	1,732	1,922
	Bank of America Corp.	3.550%	3/5/24	4,503	4,796
	Bank of America Corp.	4.000%	4/1/24	300	332
	Bank of America Corp.	3.864%	7/23/24	1,200	1,302
	Bank of America Corp.	4.200%	8/26/24	520	579
	Bank of America Corp.	0.810%	10/24/24	2,030	2,047
	Bank of America Corp.	4.000%	1/22/25	2,220	2,483
	Bank of America Corp.	3.458%	3/15/25	300	325
	Bank of America Corp.	3.950%	4/21/25	1,365	1,537
	Bank of America Corp.	3.875%	8/1/25	150	171
	Bank of America Corp.	0.981%	9/25/25	1,700	1,716
	Bank of America Corp.	3.093%	10/1/25	2,071	2,238
	Bank of America Corp.	2.456%	10/22/25	750	799
	Bank of America Corp.	3.366%	1/23/26	857	940
	Bank of America Corp.	2.015%	2/13/26	650	680
	Bank of America Corp.	1.319%	6/19/26	1,565	1,590
	Bank of America Corp.	1.197%	10/24/26	1,000	1,011
	Bank of Montreal	3.300%	2/5/24	4,815	5,211
	Bank of Montreal	4.338%	10/5/28	1,565	1,714
	Bank of New York Mellon Corp.	1.850%	1/27/23	450	463
	Bank of New York Mellon Corp.	2.950%	1/29/23	400	420
	Bank of New York Mellon Corp.	2.661%	5/16/23	150	155
	Bank of New York Mellon Corp.	3.450%	8/11/23	1,338	1,444
	Bank of New York Mellon Corp.	3.650%	2/4/24	440	482

27

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bank of New York Mellon Corp.	3.400%	5/15/24	670	732
	Bank of New York Mellon Corp.	3.250%	9/11/24	372	408
	Bank of New York Mellon Corp.	2.100%	10/24/24	600	639
	Bank of New York Mellon Corp.	3.000%	2/24/25	639	701
	Bank of New York Mellon Corp.	1.600%	4/24/25	1,233	1,286
	Bank of Nova Scotia	1.950%	2/1/23	2,940	3,034
	Bank of Nova Scotia	2.200%	2/3/25	1,600	1,683
	Bank of Nova Scotia	1.300%	6/11/25	870	891
	Bank of Nova Scotia	4.500%	12/16/25	570	662
[11]	Banque Federative du Credit Mutuel SA	1.375%	12/20/21	500	692
[8]	Banque Federative du Credit Mutuel SA	2.125%	11/21/22	1,250	1,287
[8]	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	1,780	1,922
[8]	Banque Federative du Credit Mutuel SA	0.650%	2/27/24	1,280	1,280
[8]	Banque Federative du Credit Mutuel SA	2.375%	11/21/24	800	847
[11]	Barclays Bank plc	10.000%	5/21/21	1,417	2,000
	Barclays plc	3.684%	1/10/23	200	206
	Barclays plc	4.610%	2/15/23	200	208
	Barclays plc	4.375%	9/11/24	1,530	1,693
	Barclays plc	1.007%	12/10/24	1,780	1,789
	Barclays plc	3.650%	3/16/25	600	662
	Barclays plc	3.932%	5/7/25	1,965	2,150
	Barclays plc	2.852%	5/7/26	1,500	1,605
[9]	Berkshire Hathaway Inc.	0.625%	1/17/23	990	1,231
[9]	Blackstone Property Partners Europe Holdings Sarl	1.400%	7/6/22	775	962
[9]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	820	1,011
[8]	BNP Paribas SA	2.819%	11/19/25	1,160	1,235
[8]	BNP Paribas SA	2.219%	6/9/26	540	564
[8]	BOC Aviation Ltd.	2.375%	9/15/21	790	795
	BPCE SA	2.750%	12/2/21	295	301
[8]	BPCE SA	2.375%	1/14/25	750	788
[7,10]	BPCE SA, 3M Australian Bank Bill Rate + 1.110%	1.160%	4/26/23	660	516
	Brown & Brown Inc.	4.200%	9/15/24	1,120	1,251
	Canadian Imperial Bank of Commerce	2.606%	7/22/23	1,180	1,220
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	480	520
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	980	1,060
	Canadian Imperial Bank of Commerce	0.950%	10/23/25	570	574
	Capital One Bank USA NA	2.014%	1/27/23	2,100	2,137
	Capital One Bank USA NA	3.375%	2/15/23	1,125	1,189
	Capital One Bank USA NA	2.280%	1/28/26	520	542
	Capital One Financial Corp.	3.050%	3/9/22	1,140	1,177
	Capital One Financial Corp.	2.600%	5/11/23	135	141
	Capital One Financial Corp.	3.500%	6/15/23	40	43
	Capital One Financial Corp.	3.750%	4/24/24	500	545
	Capital One Financial Corp.	3.300%	10/30/24	500	547
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Capital One NA	2.250%	9/13/21	450	455
	Capital One NA	2.150%	9/6/22	300	308
	Charles Schwab Corp.	3.550%	2/1/24	200	218
	Charles Schwab Corp.	4.200%	3/24/25	413	474
	Charles Schwab Corp.	3.850%	5/21/25	1,120	1,274
	Charles Schwab Corp.	0.900%	3/11/26	960	972
	Chubb INA Holdings Inc.	2.700%	3/13/23	795	836
	Chubb INA Holdings Inc.	3.350%	5/15/24	3,172	3,461
	Chubb INA Holdings Inc.	3.150%	3/15/25	748	826
	Citibank NA	2.844%	5/20/22	500	505
	Citibank NA	3.650%	1/23/24	500	546
[7,10]	Citibank NA, 3M Australian Bank Bill Rate + 0.750%	0.770%	5/20/22	500	388
	Citigroup Inc.	4.500%	1/14/22	340	354
[9]	Citigroup Inc.	0.500%	1/29/22	295	364
	Citigroup Inc.	2.750%	4/25/22	1,185	1,221
	Citigroup Inc.	2.312%	11/4/22	1,949	1,979
	Citigroup Inc.	3.142%	1/24/23	975	1,002
	Citigroup Inc.	3.500%	5/15/23	500	535
	Citigroup Inc.	2.876%	7/24/23	1,440	1,496
	Citigroup Inc.	1.678%	5/15/24	1,345	1,386
	Citigroup Inc.	4.044%	6/1/24	2,250	2,435
	Citigroup Inc.	3.750%	6/16/24	200	221
	Citigroup Inc.	0.776%	10/30/24	880	883
	Citigroup Inc.	3.875%	3/26/25	795	885
	Citigroup Inc.	3.352%	4/24/25	1,990	2,163
	Citigroup Inc.	3.300%	4/27/25	395	437
	Citigroup Inc.	4.400%	6/10/25	612	699
	Citigroup Inc.	5.500%	9/13/25	60	72
	Citigroup Inc.	4.600%	3/9/26	800	936
	Citigroup Inc.	3.106%	4/8/26	1,535	1,678
	Citigroup Inc.	3.200%	10/21/26	230	256
[7,10]	Citigroup Inc., 3M Australian Bank Bill Rate + 1.550%	1.579%	5/4/21	1,137	880
[7,10]	Citigroup Inc., 3M Australian Bank Bill Rate + 1.720%	1.776%	10/27/23	200	158
	Citizens Bank NA	3.250%	2/14/22	1,125	1,157
[7,10]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 2.650%	2.670%	6/3/26	100	78
	Cooperatieve Rabobank UA	3.950%	11/9/22	250	265
	Cooperatieve Rabobank UA	2.750%	1/10/23	1,260	1,321
[8]	Cooperatieve Rabobank UA	3.875%	9/26/23	1,245	1,357
	Cooperatieve Rabobank UA	4.625%	12/1/23	2,084	2,319
[9]	Cooperatieve Rabobank UA	0.625%	2/27/24	500	625
[8]	Cooperatieve Rabobank UA	2.625%	7/22/24	1,015	1,079
	Cooperatieve Rabobank UA	4.375%	8/4/25	500	569
	Credit Suisse AG	2.100%	11/12/21	350	355
	Credit Suisse AG	1.000%	5/5/23	500	508
	Credit Suisse AG	3.625%	9/9/24	2,190	2,428
	Credit Suisse AG	2.950%	4/9/25	250	273
[8]	Credit Suisse Group AG	3.574%	1/9/23	1,105	1,140
	Credit Suisse Group AG	3.800%	6/9/23	830	893
[8]	Credit Suisse Group AG	4.207%	6/12/24	2,370	2,557
	Credit Suisse Group AG	3.750%	3/26/25	665	738
[8]	Credit Suisse Group AG	2.193%	6/5/26	420	438
[7,10]	Credit Suisse Group AG, 3M Australian Bank Bill Rate + 1.250%	1.268%	3/8/24	310	239

28

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Credit Suisse Group Funding Guernsey Ltd.	1.250%	4/14/22	1,245	1,549
[8]	Danske Bank A/S	2.000%	9/8/21	800	809
[9]	Danske Bank A/S	1.375%	5/24/22	295	368
[8]	Danske Bank A/S	3.001%	9/20/22	1,000	1,015
[8]	Danske Bank A/S	3.875%	9/12/23	1,000	1,076
[8]	Danske Bank A/S	1.171%	12/8/23	1,530	1,530
	Deutsche Bank AG	2.222%	9/18/24	935	960
	Deutsche Bank AG	2.129%	11/24/26	1,075	1,095
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,160	1,215
[8,12]	Dexia Credit Local SA	2.500%	1/25/21	2,450	2,453
[8,12]	Dexia Credit Local SA	1.875%	9/15/21	235	238
[8,12]	Dexia Credit Local SA	2.375%	9/20/22	250	258
	Discover Bank	4.200%	8/8/23	350	383
	Discover Bank	2.450%	9/12/24	1,050	1,107
	Discover Bank	4.682%	8/9/28	550	580
	Discover Financial Services	3.950%	11/6/24	165	182
[8]	DNB Bank ASA	2.150%	12/2/22	200	207
[8]	DNB Bank ASA	1.127%	9/16/26	720	725
	Equitable Holdings Inc.	3.900%	4/20/23	1,110	1,193
[9]	FCA Bank SPA	1.250%	6/21/22	670	833
[9]	FCA Bank SPA	0.625%	11/24/22	300	370
	Fidelity National Financial Inc.	5.500%	9/1/22	80	86
	Fifth Third Bancorp	3.650%	1/25/24	900	978
	Fifth Third Bank NA	1.800%	1/30/23	800	823
	First Republic Bank	2.500%	6/6/22	2,265	2,329
	First Republic Bank	1.912%	2/12/24	1,760	1,812
[8]	Five Corners Funding Trust	4.419%	11/15/23	3,113	3,451
	Franklin Resources Inc.	2.800%	9/15/22	870	906
	FS KKR Capital Corp.	3.400%	1/15/26	690	684
	GATX Corp.	3.250%	3/30/25	60	65
[8]	GE Capital Funding LLC	3.450%	5/15/25	405	447
	Goldman Sachs Group Inc.	2.875%	2/25/21	1,128	1,131
	Goldman Sachs Group Inc.	5.750%	1/24/22	763	806
	Goldman Sachs Group Inc.	3.000%	4/26/22	1,557	1,570
[9]	Goldman Sachs Group Inc.	1.375%	7/26/22	295	369
	Goldman Sachs Group Inc.	2.876%	10/31/22	1,967	2,004
	Goldman Sachs Group Inc.	2.908%	6/5/23	807	836
	Goldman Sachs Group Inc.	2.905%	7/24/23	1,143	1,185
	Goldman Sachs Group Inc.	0.627%	11/17/23	740	742
	Goldman Sachs Group Inc.	3.625%	2/20/24	1,820	1,978
	Goldman Sachs Group Inc.	4.000%	3/3/24	690	758
	Goldman Sachs Group Inc.	3.850%	7/8/24	1,575	1,724
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,145	1,262
	Goldman Sachs Group Inc.	3.500%	4/1/25	2,560	2,847
	Goldman Sachs Group Inc.	3.750%	5/22/25	700	786
	Goldman Sachs Group Inc.	3.272%	9/29/25	3,207	3,503
	Goldman Sachs Group Inc.	4.250%	10/21/25	610	695
	Goldman Sachs Group Inc.	3.500%	11/16/26	845	948
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	1.093%	12/9/26	1,370	1,383
[7,10]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.220%	5/16/23	630	491
[7,10]	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.370%	1.388%	9/8/21	520	404
[8]	Great-West Lifeco US Finance 2020 LP	0.904%	8/12/25	460	461
	HSBC Holdings plc	3.262%	3/13/23	2,870	2,962
	HSBC Holdings plc	3.600%	5/25/23	2,220	2,387
	HSBC Holdings plc	3.033%	11/22/23	2,991	3,132
[13]	HSBC Holdings plc	3.196%	12/5/23	1,600	1,342
	HSBC Holdings plc	4.250%	3/14/24	1,025	1,131
	HSBC Holdings plc	3.950%	5/18/24	1,775	1,913
	HSBC Holdings plc	3.803%	3/11/25	2,120	2,314
	HSBC Holdings plc	4.250%	8/18/25	900	1,014
	HSBC Holdings plc	2.633%	11/7/25	2,084	2,215
	HSBC Holdings plc	1.645%	4/18/26	1,425	1,454
	HSBC Holdings plc	2.099%	6/4/26	2,000	2,076
	HSBC Holdings plc	4.292%	9/12/26	1,120	1,271
[7,10]	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	1.120%	2/16/24	200	153
	Huntington Bancshares Inc.	4.350%	2/4/23	200	213
	Huntington National Bank	2.500%	8/7/22	1,747	1,803
	Huntington National Bank	3.550%	10/6/23	2,065	2,233
	ING Groep NV	3.550%	4/9/24	200	218
	Intercontinental Exchange Inc.	0.700%	6/15/23	860	866
	Intercontinental Exchange Inc.	4.000%	10/15/23	630	691
[8]	Intesa Sanpaolo SPA	3.250%	9/23/24	1,690	1,801
	Invesco Finance plc	3.125%	11/30/22	970	1,019
	Invesco Finance plc	4.000%	1/30/24	1,370	1,505
	Jefferies Group LLC	5.125%	1/20/23	820	894
[9]	JPMorgan Chase & Co.	2.750%	8/24/22	1,510	1,936
	JPMorgan Chase & Co.	2.972%	1/15/23	1,916	1,969
	JPMorgan Chase & Co.	3.207%	4/1/23	1,836	1,899
	JPMorgan Chase & Co.	2.776%	4/25/23	1,779	1,837
	JPMorgan Chase & Co.	2.700%	5/18/23	457	480
	JPMorgan Chase & Co.	3.559%	4/23/24	1,215	1,301
	JPMorgan Chase & Co.	3.625%	5/13/24	735	812
	JPMorgan Chase & Co.	1.514%	6/1/24	950	973
	JPMorgan Chase & Co.	3.797%	7/23/24	480	519
	JPMorgan Chase & Co.	3.875%	9/10/24	100	112
	JPMorgan Chase & Co.	0.653%	9/16/24	735	736
	JPMorgan Chase & Co.	4.023%	12/5/24	2,457	2,699
	JPMorgan Chase & Co.	3.125%	1/23/25	670	733
	JPMorgan Chase & Co.	3.220%	3/1/25	4,532	4,882
	JPMorgan Chase & Co.	2.301%	10/15/25	3,435	3,644
	JPMorgan Chase & Co.	2.005%	3/13/26	1,190	1,247
	JPMorgan Chase & Co.	2.083%	4/22/26	2,165	2,287
	JPMorgan Chase & Co.	1.045%	11/19/26	1,640	1,658
	KeyBank NA	0.423%	1/3/24	1,070	1,070
[8]	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	45	44
[9]	LeasePlan Corp. NV	1.000%	2/25/22	335	415
[9]	Leeds Building Society	2.625%	4/1/21	400	492
[14,15]	Lehman Brothers E-Capital Trust I	3.589%	8/19/65	210	—
	Lincoln National Corp.	4.000%	9/1/23	453	494

29

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Lloyds Banking Group plc	0.750%	11/9/21	450	554
	Lloyds Banking Group plc	2.858%	3/17/23	2,065	2,121
	Lloyds Banking Group plc	1.326%	6/15/23	2,040	2,050
	Lloyds Banking Group plc	4.050%	8/16/23	1,450	1,576
	Lloyds Banking Group plc	2.907%	11/7/23	4,000	4,160
	Lloyds Banking Group plc	3.900%	3/12/24	500	549
	Lloyds Banking Group plc	4.500%	11/4/24	300	335
	Lloyds Banking Group plc	4.450%	5/8/25	765	874
	Lloyds Banking Group plc	3.870%	7/9/25	871	957
[10]	Macquarie Bank Ltd.	1.750%	6/21/22	90	71
[7,10]	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.750%	0.764%	6/21/22	1,860	1,444
[10]	Macquarie Group Ltd.	3.250%	12/15/22	400	315
[8]	Macquarie Group Ltd.	3.189%	11/28/23	275	287
	Macquarie Group Ltd.	3.189%	11/28/23	960	1,003
[7,10]	Macquarie Group Ltd., 3M Australian Bank Bill Rate + 1.150%	1.168%	12/15/22	1,150	889
[7]	Manufacturers & Traders Trust Co., 3M USD LIBOR + 0.640%	0.865%	12/1/21	245	245
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	172	182
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	387	423
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	250	272
[8]	MassMutual Global Funding II	2.750%	6/22/24	2,200	2,364
	MetLife Inc.	3.600%	4/10/24	205	226
[8]	Metropolitan Life Global Funding I	1.950%	1/13/23	280	288
[8]	Metropolitan Life Global Funding I	0.900%	6/8/23	840	851
[8]	Metropolitan Life Global Funding I	3.600%	1/11/24	405	443
[9]	Metropolitan Life Global Funding I	0.375%	4/9/24	495	615
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	1,905	1,968
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	1,210	1,251
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	1,293	1,338
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	3,270	3,544
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	200	211
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	1,575	1,705
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	660	707
	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	2,150	2,158
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	2,350	2,482
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	900	1,004
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	1,035	1,056
[8]	Mizuho Bank Ltd.	2.950%	10/17/22	480	502
[8]	Mizuho Bank Ltd.	3.750%	4/16/24	240	264
[8]	Mizuho Bank Ltd.	3.600%	9/25/24	400	441
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mizuho Financial Group Inc.	2.273%	9/13/21	460	466
	Mizuho Financial Group Inc.	2.953%	2/28/22	915	942
	Mizuho Financial Group Inc.	2.721%	7/16/23	1,800	1,857
	Mizuho Financial Group Inc.	1.241%	7/10/24	1,410	1,424
	Mizuho Financial Group Inc.	2.226%	5/25/26	600	629
	Morgan Stanley	5.500%	7/28/21	800	823
	Morgan Stanley	2.625%	11/17/21	1,060	1,081
	Morgan Stanley	2.750%	5/19/22	2,995	3,092
	Morgan Stanley	4.875%	11/1/22	740	797
[9]	Morgan Stanley	1.000%	12/2/22	800	999
	Morgan Stanley	3.125%	1/23/23	5,540	5,847
	Morgan Stanley	3.750%	2/25/23	1,395	1,494
	Morgan Stanley	4.100%	5/22/23	800	867
	Morgan Stanley	0.560%	11/10/23	1,470	1,472
	Morgan Stanley	3.737%	4/24/24	657	704
	Morgan Stanley	3.700%	10/23/24	1,115	1,241
	Morgan Stanley	2.720%	7/22/25	3,658	3,913
	Morgan Stanley	4.000%	7/23/25	450	513
	Morgan Stanley	0.864%	10/21/25	390	393
	Morgan Stanley	5.000%	11/24/25	195	233
	Morgan Stanley	2.188%	4/28/26	1,847	1,949
	Morgan Stanley	0.985%	12/10/26	650	654
	MUFG Americas Holdings Corp.	3.500%	6/18/22	266	278
	MUFG Union Bank NA	3.150%	4/1/22	3,350	3,459
	MUFG Union Bank NA	2.100%	12/9/22	1,000	1,032
	Nasdaq Inc.	0.445%	12/21/22	320	320
[9]	National Australia Bank Ltd.	0.250%	5/20/24	410	509
[8]	National Bank of Canada	2.150%	10/7/22	500	515
	National Bank of Canada	2.100%	2/1/23	1,330	1,368
	National Bank of Canada	0.550%	11/15/24	1,140	1,144
[8]	National Secs Clearing	0.400%	12/7/23	440	441
[8]	National Secs Clearing	0.750%	12/7/25	500	501
[8]	Nationwide Building Society	2.000%	1/27/23	1,575	1,628
[8]	Nationwide Building Society	3.766%	3/8/24	200	213
[8]	Nationwide Building Society	4.363%	8/1/24	950	1,033
[8]	Nationwide Building Society	1.000%	8/28/25	800	803
	Natwest Group plc	6.125%	12/15/22	267	293
	Natwest Group plc	3.498%	5/15/23	740	769
	Natwest Group plc	6.100%	6/10/23	605	676
	Natwest Group plc	3.875%	9/12/23	510	553
	Natwest Group plc	6.000%	12/19/23	530	605
	Natwest Group plc	2.359%	5/22/24	320	331
	Natwest Group plc	5.125%	5/28/24	397	442
	Natwest Group plc	4.519%	6/25/24	905	986
	Natwest Group plc	4.269%	3/22/25	2,263	2,482
	Natwest Group plc	3.754%	11/1/29	1,180	1,252
[8]	New York Life Global Funding	1.100%	5/5/23	330	335
	Nomura Holdings Inc.	2.648%	1/16/25	1,000	1,065
	Nomura Holdings Inc.	1.851%	7/16/25	2,125	2,215
[8]	Nordea Bank Abp	1.000%	6/9/23	600	607
[8]	Nordea Bank Abp	0.750%	8/28/25	1,200	1,202
[8]	Nuveen Finance LLC	4.125%	11/1/24	488	549
[9]	Nykredit Realkredit AS	0.250%	1/20/23	1,000	1,229
	ORIX Corp.	4.050%	1/16/24	150	164
	Owl Rock Capital Corp.	3.750%	7/22/25	330	342
	Owl Rock Capital Corp.	4.250%	1/15/26	60	63
	Owl Rock Capital Corp.	3.400%	7/15/26	770	780
	PNC Bank NA	2.700%	11/1/22	330	344

30

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PNC Bank NA	2.028%	12/9/22	940	955
	PNC Bank NA	1.743%	2/24/23	400	406
	PNC Bank NA	3.800%	7/25/23	750	810
	PNC Bank NA	3.300%	10/30/24	2,424	2,667
	PNC Bank NA	2.950%	2/23/25	690	755
	PNC Bank NA	3.250%	6/1/25	1,860	2,062
	PNC Financial Services Group Inc.	2.854%	11/9/22	523	547
	PNC Financial Services Group Inc.	3.900%	4/29/24	248	274
	Prudential Financial Inc.	4.500%	11/16/21	250	259
	Prudential Financial Inc.	5.200%	3/15/44	85	92
[8]	Reliance Standard Life Global Funding II	2.150%	1/21/23	400	410
[8]	Reliance Standard Life Global Funding II	3.850%	9/19/23	1,120	1,206
	Royal Bank of Canada	1.600%	4/17/23	1,000	1,027
	Royal Bank of Canada	3.700%	10/5/23	1,915	2,087
	Royal Bank of Canada	0.500%	10/26/23	1,320	1,325
	Royal Bank of Canada	2.550%	7/16/24	5,047	5,398
	Royal Bank of Canada	2.250%	11/1/24	5,165	5,493
	Royal Bank of Canada	1.150%	6/10/25	550	560
	Santander Holdings USA Inc.	3.700%	3/28/22	874	902
	Santander Holdings USA Inc.	3.400%	1/18/23	1,480	1,551
	Santander Holdings USA Inc.	3.500%	6/7/24	2,410	2,604
	Santander Holdings USA Inc.	3.450%	6/2/25	415	451
	Santander Holdings USA Inc.	4.500%	7/17/25	60	68
	Santander UK Group Holdings plc	3.571%	1/10/23	620	639
	Santander UK Group Holdings plc	3.373%	1/5/24	2,017	2,115
	Santander UK Group Holdings plc	4.796%	11/15/24	820	909
	Santander UK Group Holdings plc	1.532%	8/21/26	675	679
	Santander UK plc	3.750%	11/15/21	1,250	1,286
	Santander UK plc	2.100%	1/13/23	1,200	1,238
	Santander UK plc	4.000%	3/13/24	1,730	1,908
	Santander UK plc	2.875%	6/18/24	655	700
[8]	Skandinaviska Enskilda Banken AB	0.550%	9/1/23	2,390	2,393
[8]	Skandinaviska Enskilda Banken AB	0.850%	9/2/25	200	200
[9]	Skandinaviska Enskilda Banken AB	2.500%	5/28/26	570	703
[8]	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	445	447
[8]	Standard Chartered plc	1.319%	10/14/23	630	634
	State Street Corp.	2.825%	3/30/23	405	417
	State Street Corp.	3.100%	5/15/23	400	425
	State Street Corp.	3.776%	12/3/24	580	635
	State Street Corp.	3.550%	8/18/25	866	977
	State Street Corp.	2.354%	11/1/25	1,330	1,412
	State Street Corp.	2.901%	3/30/26	270	293
	Stifel Financial Corp.	4.250%	7/18/24	485	542
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	1,014	1,029
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	3,002	3,109
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	1,380	1,434
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	2,205	2,326
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	2,320	2,511
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	150	164
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	5,410	5,766
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	200	212
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	800	848
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	1,380	1,411
[7,10]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.200%	1.219%	3/7/23	263	205
[7,10]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.250%	1.330%	10/16/24	785	612
[7,10]	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.270%	1.290%	3/29/22	1,227	953
[8]	Svenska Handelsbanken AB	0.625%	6/30/23	1,270	1,273
[10]	Svenska Handelsbanken AB	3.250%	9/27/23	390	323
	Svenska Handelsbanken AB	3.900%	11/20/23	581	635
[9]	Svenska Handelsbanken AB	0.125%	6/18/24	410	507
[11]	Swedbank AB	1.250%	12/29/21	590	816
[11]	Swedbank AB	1.625%	12/28/22	1,120	1,575
[8]	Swedbank AB	0.600%	9/25/23	1,070	1,074
	Synchrony Bank	3.000%	6/15/22	400	413
	Synchrony Financial	2.850%	7/25/22	780	805
	Synchrony Financial	4.375%	3/19/24	490	538
	Synchrony Financial	4.250%	8/15/24	900	985
	Synchrony Financial	4.500%	7/23/25	465	522
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	111
	Toronto-Dominion Bank	0.750%	6/12/23	3,050	3,073
	Toronto-Dominion Bank	3.500%	7/19/23	2,935	3,169
[9]	Toronto-Dominion Bank	0.625%	7/20/23	410	512
	Toronto-Dominion Bank	0.450%	9/11/23	2,990	2,993
	Toronto-Dominion Bank	2.650%	6/12/24	865	927
	Toronto-Dominion Bank	1.150%	6/12/25	1,050	1,069
	Toronto-Dominion Bank	0.750%	9/11/25	1,945	1,946
[7,10]	Toronto-Dominion Bank, 3M Australian Bank Bill Rate + 1.000%	1.080%	7/10/24	1,110	867
	Truist Bank	1.250%	3/9/23	250	255
	Truist Bank	3.200%	4/1/24	4,811	5,220
	Truist Bank	3.689%	8/2/24	1,150	1,244
	Truist Bank	2.150%	12/6/24	2,780	2,943
	Truist Bank	1.500%	3/10/25	580	599
	Truist Financial Corp.	2.700%	1/27/22	650	665
	Truist Financial Corp.	3.950%	3/22/22	100	104
	Truist Financial Corp.	3.050%	6/20/22	681	706
	Truist Financial Corp.	2.200%	3/16/23	1,090	1,132
	Truist Financial Corp.	3.750%	12/6/23	355	389
	Truist Financial Corp.	2.500%	8/1/24	1,975	2,103
	Truist Financial Corp.	2.850%	10/26/24	45	48
	Truist Financial Corp.	1.200%	8/5/25	735	754
	U.S. Bancorp	3.700%	1/30/24	1,449	1,580
	U.S. Bancorp	3.375%	2/5/24	1,966	2,134
	U.S. Bancorp	2.400%	7/30/24	2,167	2,306
	U.S. Bancorp	3.600%	9/11/24	490	539
	U.S. Bancorp	1.450%	5/12/25	1,200	1,243
	U.S. Bank NA	2.050%	1/21/25	1,250	1,319
[8]	UBS Group AG	2.650%	2/1/22	1,722	1,765
[8]	UBS Group AG	3.491%	5/23/23	210	219
[8]	UBS Group AG	2.859%	8/15/23	1,872	1,941
[8]	UBS Group AG	1.008%	7/30/24	1,285	1,296

31

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Unione di Banche Italiane SPA	1.000%	7/22/22	295	366
[14,15]	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	4.600%	4/1/21	673	679
	Wells Fargo & Co.	2.100%	7/26/21	1,000	1,010
[11]	Wells Fargo & Co.	2.125%	4/22/22	705	985
	Wells Fargo & Co.	2.625%	7/22/22	3,110	3,219
	Wells Fargo & Co.	3.069%	1/24/23	1,410	1,448
	Wells Fargo & Co.	3.450%	2/13/23	1,500	1,588
	Wells Fargo & Co.	3.750%	1/24/24	2,775	3,024
[9]	Wells Fargo & Co.	0.500%	4/26/24	515	638
	Wells Fargo & Co.	1.654%	6/2/24	1,680	1,720
	Wells Fargo & Co.	3.300%	9/9/24	534	585
	Wells Fargo & Co.	3.000%	2/19/25	540	586
	Wells Fargo & Co.	2.406%	10/30/25	3,310	3,495
	Wells Fargo & Co.	2.164%	2/11/26	1,790	1,878
	Wells Fargo & Co.	2.188%	4/30/26	2,625	2,764
[7,10]	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	1.156%	4/27/22	657	510
[7,10]	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.320%	1.376%	7/27/21	1,635	1,267
	Wells Fargo Bank NA	2.082%	9/9/22	3,750	3,787
[11]	Wells Fargo Bank NA	5.250%	8/1/23	1,000	1,522
	Wells Fargo Bank NA	3.550%	8/14/23	5,684	6,139
	Westpac Banking Corp.	2.750%	1/11/23	800	838
	Westpac Banking Corp.	2.000%	1/13/23	210	217
[9]	Westpac Banking Corp.	0.750%	10/17/23	410	515
	Westpac Banking Corp.	3.300%	2/26/24	3,100	3,368
	Westpac Banking Corp.	2.894%	2/4/30	655	687
[7,10]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	1.811%	6/22/28	1,800	1,402
[7,10]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 3.100%	3.120%	3/10/26	1,200	929
	Willis North America Inc.	3.600%	5/15/24	1,845	2,016
					579,836
Health Care (8.3%)
	AbbVie Inc.	3.375%	11/14/21	1,778	1,825
	AbbVie Inc.	2.150%	11/19/21	8,500	8,630
	AbbVie Inc.	5.000%	12/15/21	860	887
	AbbVie Inc.	3.450%	3/15/22	2,345	2,418
	AbbVie Inc.	3.250%	10/1/22	416	433
	AbbVie Inc.	2.900%	11/6/22	3,380	3,534
	AbbVie Inc.	3.200%	11/6/22	2,058	2,156
	AbbVie Inc.	2.300%	11/21/22	6,500	6,728
	AbbVie Inc.	2.800%	3/15/23	200	209
	AbbVie Inc.	2.850%	5/14/23	100	105
[9]	AbbVie Inc.	1.250%	6/1/24	495	629
	AbbVie Inc.	3.850%	6/15/24	1,914	2,101
	AbbVie Inc.	2.600%	11/21/24	9,275	9,914
	AbbVie Inc.	3.800%	3/15/25	432	482
	AbbVie Inc.	3.600%	5/14/25	270	301
	Aetna Inc.	2.750%	11/15/22	375	389
	Aetna Inc.	2.800%	6/15/23	731	769
	Aetna Inc.	3.500%	11/15/24	330	363
	Amgen Inc.	2.700%	5/1/22	565	581
	Amgen Inc.	2.650%	5/11/22	510	525
	Amgen Inc.	3.625%	5/15/22	74	77
	Amgen Inc.	1.900%	2/21/25	500	526
	Amgen Inc.	3.125%	5/1/25	100	110
	Anthem Inc.	2.375%	1/15/25	240	256
	AstraZeneca plc	2.375%	6/12/22	90	92
	AstraZeneca plc	3.500%	8/17/23	290	312
	AstraZeneca plc	3.375%	11/16/25	1,500	1,686
[8]	Bausch Health Cos. Inc.	7.000%	3/15/24	250	257
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Bausch Health Cos. Inc.	6.125%	4/15/25	300	309
[8]	Bausch Health Cos. Inc.	5.500%	11/1/25	60	62
[8]	Bausch Health Cos. Inc.	5.750%	8/15/27	70	75
[8]	Bausch Health Cos. Inc.	7.000%	1/15/28	30	33
	Baxalta Inc.	3.600%	6/23/22	100	104
[8]	Bayer US Finance II LLC	3.875%	12/15/23	2,087	2,271
[8]	Bayer US Finance II LLC	4.250%	12/15/25	2,205	2,519
	Becton Dickinson and Co.	3.125%	11/8/21	900	920
	Becton Dickinson and Co.	2.894%	6/6/22	342	353
	Becton Dickinson and Co.	3.363%	6/6/24	1,110	1,203
[9]	Becton Dickinson Euro Finance Sarl	0.174%	6/4/21	2,085	2,549
	Biogen Inc.	3.625%	9/15/22	1,275	1,345
	Boston Scientific Corp.	3.450%	3/1/24	1,835	1,986
	Boston Scientific Corp.	1.900%	6/1/25	1,910	1,998
	Boston Scientific Corp.	3.750%	3/1/26	77	87
	Bristol-Myers Squibb Co.	2.750%	2/15/23	1,305	1,367
	Bristol-Myers Squibb Co.	3.250%	2/20/23	575	609
	Bristol-Myers Squibb Co.	0.537%	11/13/23	1,500	1,501
	Bristol-Myers Squibb Co.	3.625%	5/15/24	700	767
	Bristol-Myers Squibb Co.	2.900%	7/26/24	6,955	7,518
	Bristol-Myers Squibb Co.	3.875%	8/15/25	500	570
	Bristol-Myers Squibb Co.	0.750%	11/13/25	1,500	1,502
	Cardinal Health Inc.	3.079%	6/15/24	495	532
	Centene Corp.	4.750%	1/15/25	100	103
[8]	Centene Corp.	5.375%	6/1/26	60	63
	Cigna Corp.	3.050%	11/30/22	1,350	1,408
	Cigna Corp.	3.000%	7/15/23	1,795	1,894
	Cigna Corp.	3.750%	7/15/23	2,052	2,213
	Cigna Corp.	3.500%	6/15/24	2,333	2,542
	Cigna Corp.	3.250%	4/15/25	1,000	1,094
	Cigna Corp.	4.125%	11/15/25	2,246	2,582
	CommonSpirit Health	4.200%	8/1/23	100	108
	CommonSpirit Health	2.760%	10/1/24	985	1,058
	CommonSpirit Health	1.547%	10/1/25	500	513
	Coventry Health Care Inc.	5.450%	6/15/21	300	303
	CVS Health Corp.	3.500%	7/20/22	1,000	1,044
	CVS Health Corp.	2.750%	12/1/22	1,200	1,246
	CVS Health Corp.	3.700%	3/9/23	3,585	3,831
	CVS Health Corp.	2.625%	8/15/24	2,900	3,103
	CVS Health Corp.	4.100%	3/25/25	1,728	1,959
[9]	Danaher Corp.	1.700%	3/30/24	490	633
[8]	DaVita Inc.	4.625%	6/1/30	245	260
[8]	DaVita Inc.	3.750%	2/15/31	95	96
	DH Europe Finance II Sarl	2.050%	11/15/22	2,730	2,815
	DH Europe Finance II Sarl	2.200%	11/15/24	4,400	4,631
	Encompass Health Corp.	4.500%	2/1/28	60	63
	Gilead Sciences Inc.	3.250%	9/1/22	858	896
	Gilead Sciences Inc.	2.500%	9/1/23	1,125	1,184
	Gilead Sciences Inc.	0.750%	9/29/23	2,800	2,807
	Gilead Sciences Inc.	3.700%	4/1/24	3,022	3,301
	Gilead Sciences Inc.	3.500%	2/1/25	2,442	2,698
	Gilead Sciences Inc.	3.650%	3/1/26	720	817
	GlaxoSmithKline Capital Inc.	3.375%	5/15/23	770	825
[9]	GlaxoSmithKline Capital plc	0.125%	5/12/23	410	504

32

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GlaxoSmithKline Capital plc	0.534%	10/1/23	525	527
	GlaxoSmithKline Capital plc	3.000%	6/1/24	4,091	4,418
	HCA Inc.	4.750%	5/1/23	1,000	1,089
	HCA Inc.	5.000%	3/15/24	2,729	3,063
	HCA Inc.	5.375%	2/1/25	155	174
	HCA Inc.	5.250%	4/15/25	200	233
	HCA Inc.	5.375%	9/1/26	40	46
	HCA Inc.	3.500%	9/1/30	40	42
[8]	Hill-Rom Holdings Inc.	4.375%	9/15/27	135	142
	Laboratory Corp. of America Holdings	3.750%	8/23/22	1,760	1,841
	Laboratory Corp. of America Holdings	3.250%	9/1/24	200	218
	Laboratory Corp. of America Holdings	3.600%	2/1/25	300	331
	McKesson Corp.	2.700%	12/15/22	1,900	1,973
	McKesson Corp.	2.850%	3/15/23	650	679
	McKesson Corp.	3.796%	3/15/24	2,300	2,521
	McKesson Corp.	0.900%	12/3/25	500	501
[9]	Medtronic Global Holdings SCA	0.000%	3/15/23	2,155	2,644
	Medtronic Inc.	3.500%	3/15/25	922	1,033
	Merck & Co. Inc.	2.900%	3/7/24	80	86
	Merck & Co. Inc.	2.750%	2/10/25	410	445
[8]	Mylan Inc.	3.125%	1/15/23	865	908
	Pfizer Inc.	0.800%	5/28/25	1,290	1,308
[8]	Royalty Pharma plc	0.750%	9/2/23	1,000	1,004
[8]	Royalty Pharma plc	1.200%	9/2/25	1,500	1,520
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	2,197	2,226
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	2,300	2,439
	SSM Health Care Corp.	3.688%	6/1/23	1,565	1,673
	Stryker Corp.	3.375%	5/15/24	250	272
	Stryker Corp.	1.150%	6/15/25	1,500	1,530
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	4,965	5,114
[8]	Takeda Pharmaceutical Co. Ltd.	2.450%	1/18/22	850	867
[9]	Takeda Pharmaceutical Co. Ltd.	1.125%	11/21/22	490	612
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	1,957	2,169
[8]	Tenet Healthcare Corp.	4.625%	9/1/24	50	51
[8]	Tenet Healthcare Corp.	7.500%	4/1/25	20	22
[8]	Tenet Healthcare Corp.	4.875%	1/1/26	195	203
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	470	496
	Thermo Fisher Scientific Inc.	4.133%	3/25/25	1,200	1,365
	UnitedHealth Group Inc.	2.375%	10/15/22	1,550	1,608
	UnitedHealth Group Inc.	2.750%	2/15/23	210	220
	UnitedHealth Group Inc.	2.875%	3/15/23	1,315	1,389
	UnitedHealth Group Inc.	3.500%	2/15/24	743	812
	UnitedHealth Group Inc.	2.375%	8/15/24	1,435	1,530
	UnitedHealth Group Inc.	3.750%	7/15/25	280	319
	UnitedHealth Group Inc.	1.250%	1/15/26	340	349
[9]	Upjohn Finance BV	0.816%	6/23/22	990	1,225
	Utah Acquisition Sub Inc.	3.150%	6/15/21	1,500	1,515
[9]	Utah Acquisition Sub Inc.	2.250%	11/22/24	710	934
[8]	Viatris Inc.	1.125%	6/22/22	2,200	2,222
[8]	Viatris Inc.	1.650%	6/22/25	3,054	3,159
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	655	674
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	320	354
	Zoetis Inc.	3.250%	2/1/23	419	441
					185,605
Industrials (4.8%)
	3M Co.	2.650%	4/15/25	745	809
[8]	Air Canada	7.750%	4/15/21	1,392	1,401
[4,8]	Air Canada Class B Series 2013-1B Pass Through Trust	5.375%	11/15/22	508	501
[8]	Airbus Finance BV	2.700%	4/17/23	225	236
[8]	Allison Transmission Inc.	4.750%	10/1/27	120	126
[8]	Allison Transmission Inc.	3.750%	1/30/31	115	117
[8]	Aramark Services Inc.	6.375%	5/1/25	170	182
	Aramark Services Inc.	4.750%	6/1/26	50	51
[8]	Aramark Services Inc.	5.000%	2/1/28	30	32
[10]	Aurizon Network Pty Ltd.	4.000%	6/21/24	240	202
[10]	Australia Pacific Airports Melbourne Pty Ltd.	4.000%	9/15/22	430	344
	Block Financial LLC	5.250%	10/1/25	173	198
	Boeing Co.	2.700%	5/1/22	460	471
	Boeing Co.	4.508%	5/1/23	5,777	6,236
	Boeing Co.	1.875%	6/15/23	775	790
	Boeing Co.	2.800%	3/1/24	875	920
	Boeing Co.	2.850%	10/30/24	245	258
	Boeing Co.	4.875%	5/1/25	3,505	3,991
	Boeing Co.	2.600%	10/30/25	348	364
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	365	400
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	230	252
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	55	60
	Canadian Pacific Railway Co.	2.900%	2/1/25	330	356
[8]	Cargo Aircraft Management Inc.	4.750%	2/1/28	85	87
	Carrier Global Corp.	1.923%	2/15/23	675	695
	Carrier Global Corp.	2.242%	2/15/25	3,269	3,443
	Caterpillar Financial Services Corp.	2.400%	6/6/22	470	484
	Caterpillar Financial Services Corp.	1.950%	11/18/22	360	371
	Caterpillar Financial Services Corp.	2.550%	11/29/22	530	553
	Caterpillar Financial Services Corp.	2.625%	3/1/23	420	440
	Caterpillar Financial Services Corp.	3.450%	5/15/23	30	32
	Caterpillar Financial Services Corp.	0.450%	9/14/23	1,885	1,891
	Caterpillar Financial Services Corp.	3.750%	11/24/23	730	799
	Caterpillar Financial Services Corp.	2.850%	5/17/24	400	431
	Caterpillar Financial Services Corp.	3.300%	6/9/24	550	601
	Caterpillar Financial Services Corp.	2.150%	11/8/24	400	424
	Caterpillar Financial Services Corp.	0.800%	11/13/25	1,000	1,004
	Caterpillar Inc.	3.400%	5/15/24	400	437
[8]	Clark Equipment Co.	5.875%	6/1/25	60	63
[8]	Clean Harbors Inc.	4.875%	7/15/27	230	242
[8]	Clean Harbors Inc.	5.125%	7/15/29	30	33
	CNH Industrial Capital LLC	4.875%	4/1/21	95	96
	CNH Industrial Capital LLC	3.875%	10/15/21	230	235

33

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNH Industrial Capital LLC	4.375%	4/5/22	750	784
	CNH Industrial Capital LLC	1.950%	7/2/23	790	814
	CNH Industrial NV	4.500%	8/15/23	1,620	1,770
[4]	Continental Airlines Class A Series 2010-1 Pass Through Trust	4.750%	7/12/22	59	59
[4]	Continental Airlines Series 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	13	13
	CSX Corp.	3.400%	8/1/24	1,565	1,709
	CSX Corp.	3.350%	11/1/25	140	157
[4]	CSX Transportation Inc.	6.251%	1/15/23	80	88
	Cummins Inc.	0.750%	9/1/25	420	423
	Deere & Co.	2.750%	4/15/25	710	771
[4]	Delta Air Lines Class A Series 2007-1 Pass Through Trust	6.821%	2/10/24	123	125
[4]	Delta Air Lines Class B Series 2007-1 Pass Through Trust	8.021%	2/10/24	111	111
	Delta Air Lines Inc.	2.900%	10/28/24	70	69
[8]	Delta Air Lines Inc.	7.000%	5/1/25	425	491
	Delta Air Lines Inc.	7.375%	1/15/26	85	97
[4,8]	Delta Air Lines Inc. / SkyMiles IP Ltd.	4.500%	10/20/25	2,060	2,199
	Dover Corp.	3.150%	11/15/25	210	231
	Embraer Netherlands Finance BV	5.050%	6/15/25	119	126
	Embraer Overseas Ltd.	5.696%	9/16/23	37	39
	Embraer SA	5.150%	6/15/22	610	627
	FedEx Corp.	3.400%	1/14/22	645	665
	FedEx Corp.	3.800%	5/15/25	2,805	3,168
	General Dynamics Corp.	1.875%	8/15/23	160	166
	General Dynamics Corp.	2.375%	11/15/24	30	32
	General Dynamics Corp.	3.250%	4/1/25	1,710	1,885
	General Dynamics Corp.	3.500%	5/15/25	1,070	1,194
[8]	H&E Equipment Services Inc.	3.875%	12/15/28	205	206
[8]	Heathrow Funding Ltd.	4.875%	7/15/23	1,275	1,300
	Hillenbrand Inc.	5.750%	6/15/25	55	60
[9]	Honeywell International Inc.	0.000%	3/10/24	200	245
	Honeywell International Inc.	1.350%	6/1/25	950	984
	Howmet Aerospace Inc.	6.875%	5/1/25	50	59
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	945	1,051
	Illinois Tool Works Inc.	3.375%	9/15/21	80	81
	John Deere Capital Corp.	3.450%	6/7/23	15	16
	John Deere Capital Corp.	2.650%	6/24/24	80	86
[9]	John Deere Cash Management SA	1.375%	4/2/24	495	636
	Johnson Controls International plc	3.750%	12/1/21	25	26
	Johnson Controls International plc	3.625%	7/2/24	303	329
	L3Harris Technologies Inc.	3.850%	6/15/23	3,571	3,849
	L3Harris Technologies Inc.	3.950%	5/28/24	672	736
	L3Harris Technologies Inc.	3.832%	4/27/25	155	174
	Lennox International Inc.	1.350%	8/1/25	230	235
	Lockheed Martin Corp.	2.900%	3/1/25	120	131
[8]	Meritor Inc.	4.500%	12/15/28	15	15
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.	6.500%	6/20/27	437	471
[8]	Mueller Water Products Inc.	5.500%	6/15/26	50	52
[7,10]	New Terminal Financing Co Pty Ltd., 3M Australian Bank Bill Rate + 1.450%	1.530%	7/12/24	250	188
	Norfolk Southern Corp.	3.650%	8/1/25	270	302
	Norfolk Southern Corp.	2.900%	6/15/26	340	375
	Northrop Grumman Corp.	3.500%	3/15/21	105	106
	Northrop Grumman Corp.	2.550%	10/15/22	2,288	2,374
	Northrop Grumman Corp.	2.930%	1/15/25	2,192	2,384
	Otis Worldwide Corp.	2.056%	4/5/25	2,560	2,699
	Parker-Hannifin Corp.	3.500%	9/15/22	200	210
	Parker-Hannifin Corp.	3.300%	11/21/24	250	273
[8]	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.300%	4/1/21	1,070	1,075
[8]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.250%	1/17/23	120	129
[8]	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	3/14/23	340	355
[8]	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.125%	8/1/23	140	152
[8]	Penske Truck Leasing Co. LP / PTL Finance Corp.	1.200%	11/15/25	1,150	1,158
	Precision Castparts Corp.	2.500%	1/15/23	430	447
[10]	Qantas Airways Ltd.	7.500%	6/11/21	1,300	1,027
[10]	Qantas Airways Ltd.	7.750%	5/19/22	1,280	1,064
	Raytheon Technologies Corp.	2.800%	3/15/22	2,485	2,550
	Raytheon Technologies Corp.	2.500%	12/15/22	1,297	1,343
	Raytheon Technologies Corp.	3.650%	8/16/23	308	332
	Raytheon Technologies Corp.	3.200%	3/15/24	4,495	4,841
	Raytheon Technologies Corp.	3.950%	8/16/25	2,120	2,432
	Republic Services Inc.	2.500%	8/15/24	40	43
	Republic Services Inc.	3.200%	3/15/25	385	422
	Republic Services Inc.	0.875%	11/15/25	500	502
[8]	Rolls-Royce plc	3.625%	10/14/25	245	246
[8]	Rolls-Royce plc	5.750%	10/15/27	115	127
	Ryder System Inc.	2.875%	6/1/22	1,350	1,394
	Ryder System Inc.	2.500%	9/1/22	300	310
	Ryder System Inc.	3.650%	3/18/24	2,105	2,299
[9]	Siemens Financieringsmaatschappij NV	0.125%	6/5/22	500	614
	Southwest Airlines Co.	2.750%	11/16/22	1,000	1,033
	Southwest Airlines Co.	4.750%	5/4/23	800	869
	Southwest Airlines Co.	5.250%	5/4/25	345	399
[9]	Thales SA	0.000%	5/31/22	600	735
	TransDigm Inc.	6.500%	5/15/25	40	41
[8]	TransDigm Inc.	8.000%	12/15/25	45	50
[8]	TransDigm Inc.	6.250%	3/15/26	120	128
	TransDigm Inc.	5.500%	11/15/27	150	157
	Tyco Electronics Group SA	4.875%	1/15/21	380	380

34

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Tyco Electronics Group SA	3.500%	2/3/22	1,565	1,605
	Tyco Electronics Group SA	3.450%	8/1/24	725	786
[4]	UAL Series 2007-1 Pass Through Trust	6.636%	1/2/24	427	430
	Union Pacific Corp.	3.200%	6/8/21	135	137
	Union Pacific Corp.	2.950%	3/1/22	1,299	1,339
	Union Pacific Corp.	2.950%	1/15/23	797	833
	Union Pacific Corp.	3.500%	6/8/23	1,475	1,579
	Union Pacific Corp.	3.646%	2/15/24	400	435
	Union Pacific Corp.	3.150%	3/1/24	1,440	1,561
	Union Pacific Corp.	3.250%	1/15/25	50	55
	Union Pacific Corp.	3.250%	8/15/25	230	254
	Union Pacific Corp.	2.750%	3/1/26	300	327
[9]	United Parcel Service Inc.	0.375%	11/15/23	410	509
	United Parcel Service Inc.	2.200%	9/1/24	340	361
	United Rentals North America Inc.	3.875%	11/15/27	207	217
[4]	US Airways Series 2001-1C Pass Through Trust	7.346%	9/20/23	113	102
	Waste Management Inc.	2.400%	5/15/23	110	115
	Waste Management Inc.	0.750%	11/15/25	700	702
[8]	WESCO Distribution Inc.	7.250%	6/15/28	155	176
[10]	WSO Finance Pty Ltd.	3.500%	7/14/23	310	252
					106,553
Materials (1.7%)
[8]	Air Liquide Finance SA	2.250%	9/27/23	1,435	1,502
	Air Products and Chemicals Inc.	2.750%	2/3/23	2	2
[8]	Arconic Corp.	6.000%	5/15/25	35	37
[8]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	4/30/25	75	79
[8]	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	150	157
[8]	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV	4.750%	6/15/27	80	85
	Ball Corp.	5.000%	3/15/22	30	31
	Ball Corp.	4.000%	11/15/23	215	229
	Ball Corp.	4.875%	3/15/26	120	135
[8]	Berry Global Inc.	1.570%	1/15/26	470	474
[8]	Berry Global Inc.	4.875%	7/15/26	195	209
[8]	Berry Global Inc.	5.625%	7/15/27	95	102
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	210	216
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	520	568
[8]	Big River Steel LLC / BRS Finance Corp.	6.625%	1/31/29	60	65
[8]	CANPACK SA / Eastern PA Land Investment Holding LLC	3.125%	11/1/25	60	61
[8]	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	1,710	1,804
	Dow Chemical Co.	3.500%	10/1/24	545	595
	Dow Chemical Co.	4.550%	11/30/25	320	374
	DuPont de Nemours Inc.	4.205%	11/15/23	3,106	3,428
	DuPont de Nemours Inc.	4.493%	11/15/25	1,305	1,523
	Eastman Chemical Co.	3.600%	8/15/22	575	600
	EI du Pont de Nemours and Co.	1.700%	7/15/25	315	328
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Element Solutions Inc. Co.	3.875%	9/1/28	120	123
	FMC Corp.	3.950%	2/1/22	610	626
[8]	FMG Resources August 2006 Pty Ltd.	4.500%	9/15/27	35	39
	Freeport-McMoRan Inc.	4.375%	8/1/28	200	212
[8]	Georgia-Pacific LLC	0.625%	5/15/24	4,895	4,912
[8]	Georgia-Pacific LLC	1.750%	9/30/25	2,860	2,989
[8]	Georgia-Pacific LLC	0.950%	5/15/26	1,220	1,226
[8]	Graham Packaging Co. Inc.	7.125%	8/15/28	60	66
[8]	Graphic Packaging International LLC	3.500%	3/15/28	40	41
[8]	Graphic Packaging International LLC	3.500%	3/1/29	63	64
[8]	Hudbay Minerals Inc.	6.125%	4/1/29	61	66
[8]	Indonesia Asahan Aluminium Persero PT	5.230%	11/15/21	740	767
[8]	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	788	872
[8]	Ingevity Corp.	3.875%	11/1/28	70	70
[8]	Kraton Polymers LLC / Kraton Polymers Capital Corp.	4.250%	12/15/25	70	71
	LYB International Finance BV	4.000%	7/15/23	1,205	1,307
	LYB International Finance III LLC	2.875%	5/1/25	600	649
	LYB International Finance III LLC	1.250%	10/1/25	540	547
	LyondellBasell Industries NV	5.750%	4/15/24	2,255	2,590
	Mosaic Co.	4.250%	11/15/23	345	377
	Newmont Corp.	3.625%	6/9/21	30	30
	Newmont Corp.	3.500%	3/15/22	2	2
	Newmont Corp.	3.700%	3/15/23	1,098	1,149
[8]	Novelis Corp.	4.750%	1/30/30	55	59
	Nucor Corp.	2.000%	6/1/25	460	485
	Nutrien Ltd.	3.150%	10/1/22	514	535
	Nutrien Ltd.	1.900%	5/13/23	941	972
	Nutrien Ltd.	3.500%	6/1/23	276	294
	Nutrien Ltd.	3.625%	3/15/24	151	164
	Nutrien Ltd.	3.375%	3/15/25	205	225
[8]	Nutrition & Biosciences Inc.	0.697%	9/15/22	570	572
[8]	OCI NV	5.250%	11/1/24	50	52
[8]	OCI NV	4.625%	10/15/25	60	62
	Packaging Corp. of America	3.650%	9/15/24	11	12
[8]	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	4.000%	10/15/27	235	240
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	155	175
	Sherwin-Williams Co.	4.200%	1/15/22	2	2
	Sherwin-Williams Co.	3.125%	6/1/24	2	2
	Silgan Holdings Inc.	4.125%	2/1/28	100	104
	Steel Dynamics Inc.	2.800%	12/15/24	445	477
	Steel Dynamics Inc.	2.400%	6/15/25	530	562
[8]	Trivium Packaging Finance BV	5.500%	8/15/26	10	11
[8]	Trivium Packaging Finance BV	8.500%	8/15/27	110	121
	WestRock RKT LLC	4.900%	3/1/22	200	210
	WestRock RKT LLC	4.000%	3/1/23	1,010	1,074
[8]	WR Grace & Co-Conn	4.875%	6/15/27	60	63
	WRKCo Inc.	3.000%	9/15/24	960	1,032
	WRKCo Inc.	3.750%	3/15/25	270	301
					39,205

35

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Real Estate (2.5%)
[10]	Ale Direct Property Trust	4.000%	8/20/22	370	293
	Alexandria Real Estate Equities Inc.	4.000%	1/15/24	1,955	2,151
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	1,120	1,243
	American Tower Corp.	3.000%	6/15/23	1,824	1,933
	American Tower Corp.	0.600%	1/15/24	1,630	1,630
	American Tower Corp.	3.375%	5/15/24	930	1,010
	American Tower Corp.	2.950%	1/15/25	140	152
	American Tower Corp.	2.400%	3/15/25	1,118	1,189
	American Tower Corp.	4.000%	6/1/25	460	519
[9]	Aroundtown SA	0.375%	9/23/22	1,800	2,211
	AvalonBay Communities Inc.	2.850%	3/15/23	400	418
	Brandywine Operating Partnership LP	4.100%	10/1/24	185	196
	Brixmor Operating Partnership LP	3.650%	6/15/24	915	991
	Brixmor Operating Partnership LP	3.850%	2/1/25	146	160
	Camden Property Trust	2.950%	12/15/22	1,150	1,199
	Camden Property Trust	4.875%	6/15/23	410	447
	Camden Property Trust	4.250%	1/15/24	1,518	1,659
	Camden Property Trust	3.500%	9/15/24	180	195
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	762	818
	Corporate Office Properties LP	3.600%	5/15/23	455	480
	Corporate Office Properties LP	5.000%	7/1/25	80	92
	Corporate Office Properties LP	2.250%	3/15/26	865	899
	Crown Castle International Corp.	5.250%	1/15/23	3,814	4,171
	Crown Castle International Corp.	3.150%	7/15/23	1,202	1,279
	Crown Castle International Corp.	3.200%	9/1/24	1,930	2,097
	Crown Castle International Corp.	1.350%	7/15/25	860	875
	Crown Castle International Corp.	3.700%	6/15/26	340	383
	CubeSmart LP	4.000%	11/15/25	240	271
	Digital Realty Trust LP	2.750%	2/1/23	110	115
	Digital Realty Trust LP	4.750%	10/1/25	90	105
	Duke Realty LP	3.250%	6/30/26	430	474
	ERP Operating LP	3.000%	4/15/23	10	11
	Essex Portfolio LP	3.375%	1/15/23	140	147
	Federal Realty Investment Trust	2.750%	6/1/23	260	271
	Federal Realty Investment Trust	3.950%	1/15/24	84	91
	Healthpeak Properties Inc.	4.250%	11/15/23	850	932
	Healthpeak Properties Inc.	4.200%	3/1/24	465	510
	Healthpeak Properties Inc.	3.875%	8/15/24	202	223
	Healthpeak Properties Inc.	3.400%	2/1/25	280	309
	Highwoods Realty LP	3.200%	6/15/21	277	279
	Highwoods Realty LP	3.625%	1/15/23	170	177
	Kilroy Realty LP	3.450%	12/15/24	169	183
	Kimco Realty Corp.	3.125%	6/1/23	657	693
	Kimco Realty Corp.	2.700%	3/1/24	125	132
	Kimco Realty Corp.	3.300%	2/1/25	1,040	1,136
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	386	418
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.625%	6/15/25	161	171
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	33	36
	Mid-America Apartments LP	4.300%	10/15/23	135	147
	Mid-America Apartments LP	3.750%	6/15/24	160	174
	National Retail Properties Inc.	3.300%	4/15/23	140	148
	National Retail Properties Inc.	3.900%	6/15/24	390	427
	National Retail Properties Inc.	4.000%	11/15/25	310	349
	Omega Healthcare Investors Inc.	4.950%	4/1/24	527	574
	Omega Healthcare Investors Inc.	4.500%	1/15/25	320	350
[8]	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	1,326	1,366
[8]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	200	221
	Realty Income Corp.	3.250%	10/15/22	2,410	2,514
	Realty Income Corp.	3.875%	7/15/24	165	182
	Realty Income Corp.	3.875%	4/15/25	485	546
	Realty Income Corp.	0.750%	3/15/26	330	329
	Regency Centers LP	3.750%	6/15/24	40	43
	Sabra Health Care LP	4.800%	6/1/24	1,620	1,725
	Simon Property Group LP	2.500%	7/15/21	700	704
	Simon Property Group LP	2.350%	1/30/22	1,295	1,314
	Simon Property Group LP	2.625%	6/15/22	130	133
	Simon Property Group LP	2.750%	2/1/23	200	209
	Simon Property Group LP	3.750%	2/1/24	1,060	1,148
	Simon Property Group LP	2.000%	9/13/24	2,446	2,532
	Simon Property Group LP	3.375%	10/1/24	90	98
	Simon Property Group LP	3.500%	9/1/25	335	371
	Ventas Realty LP	3.125%	6/15/23	281	296
	Ventas Realty LP	3.750%	5/1/24	55	60
	Ventas Realty LP	2.650%	1/15/25	140	150
	Ventas Realty LP	3.500%	2/1/25	80	88
	VEREIT Operating Partnership LP	4.600%	2/6/24	50	55
	VEREIT Operating Partnership LP	4.625%	11/1/25	75	86
	Weingarten Realty Investors	3.500%	4/15/23	150	155
	Welltower Inc.	3.750%	3/15/23	729	774
	Welltower Inc.	3.950%	9/1/23	1,095	1,190
	Welltower Inc.	3.625%	3/15/24	565	616
	Welltower Inc.	4.000%	6/1/25	1,520	1,718
					56,166
Technology (3.4%)
	Analog Devices Inc.	2.950%	4/1/25	400	436
	Apple Inc.	3.000%	2/9/24	1,329	1,430
	Apple Inc.	3.450%	5/6/24	1,570	1,728
	Apple Inc.	2.850%	5/11/24	3,066	3,305
	Apple Inc.	2.750%	1/13/25	1,300	1,408

36

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	570	616
	Broadcom Inc.	2.250%	11/15/23	1,235	1,288
	Broadcom Inc.	3.625%	10/15/24	3,761	4,129
	Broadcom Inc.	4.700%	4/15/25	800	916
	Broadcom Inc.	3.150%	11/15/25	360	393
	Broadcom Inc.	4.250%	4/15/26	1,160	1,320
	CDW LLC / CDW Finance Corp.	4.125%	5/1/25	100	104
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	45	48
	CDW LLC / CDW Finance Corp.	3.250%	2/15/29	70	71
[8]	CommScope Inc.	5.500%	3/1/24	160	165
[8]	CommScope Inc.	6.000%	3/1/26	75	79
[8]	CommScope Inc.	8.250%	3/1/27	20	21
[8]	CommScope Inc.	7.125%	7/1/28	58	62
[8]	Dell International LLC / EMC Corp.	5.450%	6/15/23	1,285	1,419
[8]	Dell International LLC / EMC Corp.	4.000%	7/15/24	845	929
[8]	Dell International LLC / EMC Corp.	5.850%	7/15/25	2,060	2,475
	DXC Technology Co.	4.000%	4/15/23	1,100	1,172
	Equifax Inc.	2.600%	12/1/24	601	643
[9]	Fidelity National Information Services Inc.	0.125%	5/21/21	600	734
[9]	Fidelity National Information Services Inc.	0.125%	12/3/22	1,000	1,228
	Fidelity National Information Services Inc.	3.500%	4/15/23	800	850
	Fiserv Inc.	3.800%	10/1/23	585	637
	Fiserv Inc.	2.750%	7/1/24	5,290	5,675
[8]	Gartner Inc.	3.750%	10/1/30	35	37
	Global Payments Inc.	3.800%	4/1/21	1,500	1,508
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	1,150	1,221
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	650	761
	Intel Corp.	3.700%	7/29/25	300	338
[9]	International Business Machines Corp.	0.375%	1/31/23	600	742
	International Business Machines Corp.	3.375%	8/1/23	195	210
	International Business Machines Corp.	3.625%	2/12/24	1,800	1,971
	International Business Machines Corp.	3.000%	5/15/24	2,345	2,535
	International Business Machines Corp.	3.300%	5/15/26	330	372
	Intuit Inc.	0.650%	7/15/23	300	302
	Juniper Networks Inc.	1.200%	12/10/25	1,490	1,508
	Marvell Technology Group Ltd.	4.200%	6/22/23	750	812
	Micron Technology Inc.	2.497%	4/24/23	260	271
	Micron Technology Inc.	4.640%	2/6/24	770	856
	Microsoft Corp.	3.125%	11/3/25	287	321
[8]	Nielsen Finance LLC / Nielsen Finance Co.	5.625%	10/1/28	90	97
[8]	NXP BV / NXP Funding LLC	3.875%	9/1/22	3,657	3,854
[8]	NXP BV / NXP Funding LLC	4.625%	6/1/23	700	767
[8]	NXP BV / NXP Funding LLC	4.875%	3/1/24	2,360	2,658
	Oracle Corp.	2.625%	2/15/23	1,939	2,030
	Oracle Corp.	3.625%	7/15/23	200	216
	Oracle Corp.	2.400%	9/15/23	3,777	3,968
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oracle Corp.	3.400%	7/8/24	745	814
	Oracle Corp.	2.950%	11/15/24	800	868
	Oracle Corp.	2.500%	4/1/25	2,190	2,352
	PayPal Holdings Inc.	2.200%	9/26/22	3,552	3,669
	Qorvo Inc.	4.375%	10/15/29	35	39
[8]	Qorvo Inc.	3.375%	4/1/31	55	57
[8]	Sabre GLBL Inc.	9.250%	4/15/25	45	54
[8]	Sabre GLBL Inc.	7.375%	9/1/25	103	112
[8]	Seagate HDD Cayman	3.125%	7/15/29	215	214
[8]	SS&C Technologies Inc.	5.500%	9/30/27	60	64
	Verisk Analytics Inc.	5.800%	5/1/21	315	320
	Verisk Analytics Inc.	4.125%	9/12/22	1,200	1,265
	Verisk Analytics Inc.	4.000%	6/15/25	10	11
	Visa Inc.	3.150%	12/14/25	1,500	1,681
	VMware Inc.	2.950%	8/21/22	1,853	1,922
	VMware Inc.	4.500%	5/15/25	1,700	1,940
	Western Digital Corp.	4.750%	2/15/26	260	288
					76,306
Utilities (3.9%)
	AEP Texas Inc.	2.400%	10/1/22	700	723
	Ameren Corp.	2.500%	9/15/24	1,060	1,126
	American Electric Power Co. Inc.	1.000%	11/1/25	325	329
[7,10]	Australian Gas Networks Ltd., 3M Australian Bank Bill Rate + 0.400%	0.410%	7/1/24	500	375
	Baltimore Gas and Electric Co.	2.800%	8/15/22	100	103
	Baltimore Gas and Electric Co.	3.350%	7/1/23	190	203
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	2,365	2,566
[8]	Calpine Corp.	4.500%	2/15/28	245	255
	CenterPoint Energy Inc.	3.600%	11/1/21	1,115	1,144
	CenterPoint Energy Inc.	2.500%	9/1/22	1,470	1,519
	CenterPoint Energy Inc.	3.850%	2/1/24	65	71
	Comision Federal de Electricidad	4.875%	5/26/21	400	406
	Connecticut Light and Power Co.	2.500%	1/15/23	820	852
	Consolidated Edison Inc.	0.650%	12/1/23	1,340	1,342
	Dominion Energy Inc.	2.750%	9/15/22	1,245	1,285
[8]	Dominion Energy Inc.	2.450%	1/15/23	100	104
	Dominion Energy Inc.	3.300%	3/15/25	900	990
[7]	Dominion Energy Inc., 3M USD LIBOR + 0.530%	0.747%	9/15/23	1,100	1,103
	DTE Electric Co.	2.650%	6/15/22	30	31
	DTE Electric Co.	3.375%	3/1/25	10	11
	DTE Energy Co.	2.600%	6/15/22	1,170	1,206
	DTE Energy Co.	3.300%	6/15/22	1,000	1,036
	DTE Energy Co.	2.250%	11/1/22	2,495	2,578
	DTE Energy Co.	3.700%	8/1/23	1,995	2,155
	DTE Energy Co.	3.850%	12/1/23	330	359
	DTE Energy Co.	1.050%	6/1/25	660	667
	Duke Energy Corp.	3.227%	3/11/22	8,375	8,652
	Duke Energy Corp.	3.950%	10/15/23	1,794	1,948
	Duke Energy Corp.	3.750%	4/15/24	700	770
	Duke Energy Corp.	0.900%	9/15/25	990	988
	Duke Energy Ohio Inc.	3.800%	9/1/23	380	410
	Duke Energy Progress LLC	3.250%	8/15/25	300	334
[9]	E.ON International Finance BV	6.500%	8/10/21	400	508
[11]	E.ON International Finance BV	5.500%	7/6/22	800	1,178
[11]	E.ON International Finance BV	5.625%	12/6/23	100	157
[9]	E.ON SE	0.000%	10/24/22	410	503

37

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	East Ohio Gas Co.	1.300%	6/15/25	210	214
	Eastern Energy Gas Holdings LLC	3.550%	11/1/23	300	323
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	170	182
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	665	736
[8]	EDP Finance BV	5.250%	1/14/21	2,070	2,072
[8]	Electricite de France SA	4.500%	9/21/28	200	238
[8]	Enel Finance International NV	2.875%	5/25/22	200	207
[8]	Engie SA	2.875%	10/10/22	175	182
	Entergy Arkansas LLC	3.050%	6/1/23	220	232
	Entergy Arkansas LLC	3.700%	6/1/24	320	351
	Entergy Corp.	4.000%	7/15/22	1,260	1,319
	Entergy Corp.	0.900%	9/15/25	1,675	1,674
	Entergy Louisiana LLC	4.800%	5/1/21	335	336
	Entergy Louisiana LLC	3.300%	12/1/22	50	52
	Entergy Louisiana LLC	4.050%	9/1/23	360	391
	Entergy Louisiana LLC	0.620%	11/17/23	1,075	1,078
	Evergy Inc.	2.450%	9/15/24	1,500	1,590
	Eversource Energy	0.800%	8/15/25	405	404
	Exelon Corp.	2.450%	4/15/21	215	216
	Exelon Corp.	3.950%	6/15/25	500	566
	Exelon Generation Co. LLC	3.400%	3/15/22	222	229
	Florida Power & Light Co.	2.850%	4/1/25	540	588
	Georgia Power Co.	2.200%	9/15/24	820	863
	ITC Holdings Corp.	2.700%	11/15/22	750	781
	Korea Midland Power Co. Ltd	2.375%	7/22/22	304	313
	Korea Midland Power Co. Ltd.	2.500%	7/21/21	200	202
	Korea Midland Power Co. Ltd.	3.375%	1/22/22	937	964
	LG&E and KU Energy LLC	4.375%	10/1/21	280	285
	MidAmerican Energy Co.	3.700%	9/15/23	130	140
	MidAmerican Energy Co.	3.500%	10/15/24	1,000	1,101
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	313
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	195	210
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	25	27
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	1,445	1,489
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	180	188
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	1,200	1,292
	NextEra Energy Capital Holdings Inc.	2.750%	5/1/25	1,240	1,341
[8]	NRG Energy Inc.	2.000%	12/2/25	820	847
	NRG Energy Inc.	7.250%	5/15/26	448	475
[8]	NRG Energy Inc.	3.375%	2/15/29	130	133
	NSTAR Electric Co.	3.500%	9/15/21	310	314
	NSTAR Electric Co.	2.375%	10/15/22	535	551
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	235	245
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	1,425	1,521
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	390	427
	Pacific Gas and Electric Co.	3.500%	6/15/25	335	359
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pacific Gas and Electric Co.	3.450%	7/1/25	335	360
	PacifiCorp	3.600%	4/1/24	525	571
[8]	Pattern Energy Operations LP / Pattern Energy Operations Inc.	4.500%	8/15/28	70	74
	PECO Energy Co.	3.150%	10/15/25	115	128
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.500%	11/22/21	912	950
	PG&E Corp.	5.000%	7/1/28	125	133
	Potomac Electric Power Co.	3.600%	3/15/24	340	369
	PPL Capital Funding Inc.	4.200%	6/15/22	50	52
	PPL Capital Funding Inc.	3.500%	12/1/22	225	236
	Progress Energy Inc.	3.150%	4/1/22	520	534
	Public Service Electric and Gas Co.	3.250%	9/1/23	110	118
	Public Service Electric and Gas Co.	3.000%	5/15/25	275	301
	Public Service Enterprise Group Inc.	2.650%	11/15/22	45	47
	Public Service Enterprise Group Inc.	2.875%	6/15/24	2,040	2,186
	Public Service Enterprise Group Inc.	0.800%	8/15/25	1,685	1,679
	Puget Energy Inc.	6.000%	9/1/21	100	103
	Puget Energy Inc.	5.625%	7/15/22	1,175	1,247
	Sempra Energy	2.900%	2/1/23	415	435
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	155	163
	Southwestern Electric Power Co.	3.550%	2/15/22	490	503
	Southwestern Public Service Co.	3.300%	6/15/24	1,340	1,443
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	250	275
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	692	709
	State Grid Overseas Investment 2016 Ltd.	3.750%	5/2/23	310	330
	Tampa Electric Co.	5.400%	5/15/21	370	377
[10]	United Energy Distribution Pty Ltd.	3.850%	10/23/24	800	686
[7,10]	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.280%	0.365%	1/15/22	1,810	1,384
	Virginia Electric and Power Co.	3.450%	9/1/22	715	744
	Virginia Electric and Power Co.	2.750%	3/15/23	145	151
	Virginia Electric and Power Co.	3.450%	2/15/24	575	619
	Virginia Electric and Power Co.	3.100%	5/15/25	300	328
[8]	Vistra Operations Co. LLC	5.500%	9/1/26	195	203
[8]	Vistra Operations Co. LLC	5.625%	2/15/27	485	516
[8]	Vistra Operations Co. LLC	5.000%	7/31/27	125	133
	WEC Energy Group Inc.	0.550%	9/15/23	1,835	1,844
	Xcel Energy Inc.	0.500%	10/15/23	700	702
					86,181
Total Corporate Bonds (Cost $1,561,628)					1,615,998
Sovereign Bonds (3.9%)
[8]	Arab Petroleum Investments Corp.	4.125%	9/18/23	442	481

38

Short-Term Investment-Grade Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Banque Ouest Africaine de Developpement	5.500%	5/6/21	200	203
[8]	Banque Ouest Africaine de Developpement	5.000%	7/27/27	430	477
[8]	CDP Financial Inc.	3.150%	7/24/24	670	733
	Corp. Andina de Fomento	4.375%	6/15/22	678	712
	Corp. Andina de Fomento	2.375%	5/12/23	950	981
	Corp. Andina de Fomento	1.625%	9/23/25	1,665	1,686
[8]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	156
[8]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	250	254
	Dominican Republic	6.600%	1/28/24	185	210
	Dominican Republic	5.500%	1/27/25	135	152
[8]	Dominican Republic	4.875%	9/23/32	667	743
	Emirate of Abu Dhabi	0.750%	9/2/23	200	200
	Emirate of Abu Dhabi	2.125%	9/30/24	815	856
[8]	Emirate of Abu Dhabi	2.125%	9/30/24	4,825	5,067
[8]	Emirate of Abu Dhabi	2.500%	4/16/25	1,124	1,200
	Federative Republic of Brazil	2.875%	6/6/25	440	459
	Federative Republic of Brazil	3.875%	6/12/30	563	593
	Fondo MIVIVIENDA SA	3.500%	1/31/23	1,105	1,157
[8]	Government of Bermuda	4.138%	1/3/23	200	213
[16]	Japan Finance Organization for Municipalities	4.000%	1/13/21	250	250
	Kingdom of Morocco	4.250%	12/11/22	1,009	1,060
[8,9]	Kingdom of Morocco	1.375%	3/30/26	1,500	1,847
[9]	Kingdom of Morocco	1.375%	3/30/26	200	246
	Kingdom of Saudi Arabia	2.375%	10/26/21	1,660	1,685
	Korea Development Bank	3.250%	2/19/24	295	318
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	200	208
[8]	Korea National Oil Corp.	2.875%	3/27/22	400	412
	KSA Sukuk Ltd.	2.894%	4/20/22	1,869	1,924
	KSA Sukuk Ltd.	3.628%	4/20/27	1,549	1,737
	Kuwait	2.750%	3/20/22	2,278	2,341
[9,17]	MFB Magyar Fejlesztesi Bank Zrt	1.375%	6/24/25	541	684
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/21	225	227
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	661	683
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	200	210
	Perusahaan Penerbit SBSN Indonesia III	3.900%	8/20/24	200	220
	Province of Nova Scotia	8.250%	7/30/22	315	353
	Province of Quebec	2.750%	8/25/21	715	724
	Republic of Azerbaijan	4.750%	3/18/24	400	438
[9]	Republic of Chile	1.625%	1/30/25	663	864
	Republic of Colombia	4.375%	7/12/21	2,140	2,183
	Republic of Colombia	2.625%	3/15/23	1,400	1,446
	Republic of Colombia	4.000%	2/26/24	5,600	6,054
	Republic of Colombia	4.500%	1/28/26	825	934
	Republic of Croatia	6.375%	3/24/21	1,215	1,229
	Republic of Croatia	5.500%	4/4/23	1,000	1,099
	Republic of Guatemala	5.750%	6/6/22	300	318
	Republic of Hungary	6.375%	3/29/21	2,324	2,356
	Republic of Hungary	5.375%	2/21/23	2,636	2,886
	Republic of Hungary	5.750%	11/22/23	1,741	1,985
[9]	Republic of Hungary	1.125%	4/28/26	1,000	1,284
[8]	Republic of Indonesia	3.700%	1/8/22	400	412
	Republic of Indonesia	3.750%	4/25/22	1,412	1,469
[8]	Republic of Lithuania	6.125%	3/9/21	195	197
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Lithuania	6.125%	3/9/21	1,375	1,386
	Republic of Lithuania	6.625%	2/1/22	880	939
	Republic of Panama	4.000%	9/22/24	1,745	1,930
	Republic of Panama	3.750%	3/16/25	1,465	1,621
	Republic of Panama	7.125%	1/29/26	780	995
	Republic of Paraguay	4.625%	1/25/23	1,374	1,477
	Republic of Peru	7.350%	7/21/25	1,160	1,485
[9]	Republic of Philippines	0.000%	2/3/23	1,199	1,460
	Republic of Poland	5.125%	4/21/21	815	825
	Republic of Serbia	7.250%	9/28/21	1,252	1,312
	Republic of Slovenia	5.500%	10/26/22	280	306
[8]	Republic of Slovenia	5.250%	2/18/24	300	344
	Republic of South Africa	5.875%	9/16/25	1,095	1,252
	Republic of South Africa	4.875%	4/14/26	270	295
	Republic of South Africa	4.850%	9/27/27	400	433
	Republic of Trinidad and Tobago	4.375%	1/16/24	806	859
[4]	Republic of Uruguay	4.500%	8/14/24	190	210
	Romania	4.375%	8/22/23	370	403
	Romania	4.875%	1/22/24	224	250
[9]	Romania	2.750%	2/26/26	2,581	3,481
[9]	Romania	2.000%	12/8/26	1,074	1,402
	Russian Federation	4.750%	5/27/26	1,000	1,154
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	1,020	1,106
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	267	276
	State of Israel	3.150%	6/30/23	525	560
	State of Israel	2.750%	7/3/30	134	148
	State of Qatar	4.500%	1/20/22	445	463
	State of Qatar	3.375%	3/14/24	200	216
	State of Qatar	3.400%	4/16/25	1,815	2,002
	United Mexican States	4.150%	3/28/27	1,495	1,725
	United Mexican States	3.750%	1/11/28	200	225
	United Mexican States	4.500%	4/22/29	470	551
Total Sovereign Bonds (Cost $84,372)					87,907
Taxable Municipal Bonds (0.1%)
[18]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	770	992
[7]	New Mexico Educational Assistance Foundation Student Loan Revenue, 1M USD LIBOR + 0.700%	0.849%	1/2/25	119	119
	New York Transportation Development Corp. Miscellaneous Revenue	4.248%	9/1/35	190	211
Total Taxable Municipal Bonds (Cost $1,275)					1,322
				Shares
Common Stocks (0.1%)
Exchange-Traded Fund (0.1%)
[19]	Vanguard Short-Term Corporate Bond ETF (Cost $2,608)			32,236	2,683

Temporary Cash Investments (5.5%)
Money Market Fund (5.5%)
[20]	Vanguard Market Liquidity Fund (Cost $121,884)	0.111%		1,218,844	121,885

39

Short-Term Investment-Grade Portfolio
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
5-Year CDX-NA-HY-S35-V1, Credit Protection Sold, Receives 5.000% Quarterly	JPMC	1/20/21	1.050%	2,475	2
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.600%	5,315	6
Total Options Purchased (Cost $34)					8
Total Investments (102.7%) (Cost $2,223,652)					2,293,288
Other Assets and Liabilities—Net (-2.7%)					(59,418)
Net Assets (100%)					2,233,870
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $2,621,000 has been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Securities with a value of $1,541,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $748,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2020.
7	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate value was $300,199,000, representing 13.4% of net assets.
9	Face amount denominated in euro.
10	Face amount denominated in Australian dollars.
11	Face amount denominated in British pounds.
12	Guaranteed by multiple countries.
13	Face amount denominated in Canadian dollars.
14	Non-income-producing security--security in default.
15	Security value determined using significant unobservable inputs.
16	Guaranteed by the Government of Japan.
17	Guaranteed by the Republic of Hungary.
18	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
19	Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
20	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1M—1-month.
1YR—1-year.
3M—3-month.
6M—6-month.
CMT—Constant Maturing Treasury Rate.
JPMC—JP Morgan Chase Bank N.A.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.
40

Short-Term Investment-Grade Portfolio

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	2/17/21	0.525%	5,315	(12)

Put Swaptions
5-Year CDX-NA-IG-S35-V1, Credit Protection Purchased, Pays 1.000% Quarterly	JPMC	1/20/21	0.650%	11,138	(3)
5-Year CDX-NA-IG-S35-V1, Credit Protection Purchased, Pays 1.000% Quarterly	JPMC	2/17/21	0.525%	5,315	(10)
					(13)
Total Options Written (Premiums Received $47)					(25)
JPMC—JP Morgan Chase Bank N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2021	18	2,485	5
2-Year U.S. Treasury Note	March 2021	543	119,990	91
5-Year U.S. Treasury Note	March 2021	322	40,625	3
Long U.S. Treasury Bond	March 2021	2	346	1
				100

Short Futures Contracts
AUD 10-Year Treasury Bond	March 2021	(8)	(908)	(2)
AUD 3-Year Treasury Bond	March 2021	(31)	(2,807)	(2)
Euro-Bobl	March 2021	(97)	(16,019)	(17)
Euro-Bund	March 2021	(6)	(1,302)	(6)
Euro-Schatz	March 2021	(214)	(29,352)	17
Five-Year Government of Canada Bond	March 2021	(9)	(903)	(2)
Long Gilt	March 2021	(9)	(1,668)	(19)
Ultra 10-Year U.S. Treasury Note	March 2021	(191)	(29,865)	20
Ultra Long U.S. Treasury Bond	March 2021	(5)	(1,068)	12
				1
				101

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Royal Bank of Canada	1/8/21	EUR	200	USD	245	—	(1)
Bank of Montreal	1/8/21	EUR	149	USD	179	4	—
Barclays Bank plc	1/8/21	EUR	107	USD	130	1	—
Citibank, N.A.	1/8/21	USD	19,470	AUD	26,697	—	(1,115)
Morgan Stanley Capital Services Inc.	1/8/21	USD	1,301	CAD	1,694	—	(30)
Toronto-Dominion Bank	1/8/21	USD	—	CAD	—	—	—
BNP Paribas	1/8/21	USD	26,336	EUR	22,119	—	(692)
41

Short-Term Investment-Grade Portfolio
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty			Receive		Deliver
Deutsche Bank AG	1/8/21	USD	13,776	EUR	11,556	—	(345)
Toronto-Dominion Bank	1/8/21	USD	13,949	EUR	11,470	—	(67)
Deutsche Bank AG	1/8/21	USD	12,933	EUR	10,552	40	—
BNP Paribas	1/8/21	USD	9,370	GBP	7,023	—	(236)
UBS AG (London)	1/8/21	USD	5	JPY	471	—	—
						45	(2,486)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S35-V1	12/23/25	USD 40,930	1.000	1,010	46

Credit Protection Purchased
CDX-NA-HY-S35-V1	12/23/25	USD 885	(5.000)	(84)	(11)
				926	35
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Berkshire Hathaway Inc./Aa2	12/21/22	BARC	415	1.000	7	3	4	—
Berkshire Hathaway Inc./Aa2	6/21/22	BARC	835	1.000	11	4	7	—
Boeing Co./Baa2	6/21/24	GSI	635	1.000	(2)	11	—	(13)
Metlife Inc./A3	12/21/21	BARC	160	1.000	1	—	1	—
People’s Republic of China/A1	6/21/24	GSI	295	1.000	9	5	4	—
People’s Republic of China/A1	6/21/22	BNPSW	665	1.000	10	2	8	—
Republic of Indonesia/Baa2	12/23/25	BARC	710	1.000	11	—	11	—
Republic of Indonesia/Baa2	12/23/25	BARC	492	1.000	8	2	6	—
Republic of Indonesia/Baa2	12/23/25	BARC	300	1.000	4	—	4	—
Republic of Indonesia/Baa2	12/23/25	BNPSW	720	1.000	12	(1)	13	—
Republic of Indonesia/Baa2	12/23/25	GSI	487	1.000	8	—	8	—
Verizon Communications Inc./Baa1	12/21/22	GSI	835	1.000	13	6	7	—
					92	32	73	(13)

42

Short-Term Investment-Grade Portfolio
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Purchased
Bank of China Ltd.	6/21/23	BNPSW	515	(1.000)	(11)	(4)	—	(7)
Bank of China Ltd.	6/21/22	BNPSW	665	(1.000)	(9)	—	—	(9)
Bank of China Ltd.	12/21/21	BNPSW	300	(1.000)	(3)	—	—	(3)
Boeing Co.	12/21/24	JPMC	310	(1.000)	2	21	—	(19)
Commerzbank AG	6/22/21	BOANA	590	(1.000)	(2)	1	—	(3)
CVS Health Corp.	12/21/21	BARC	465	(1.000)	(4)	(3)	—	(1)
CVS Health Corp.	12/21/21	BARC	160	(1.000)	(1)	(1)	—	—
CVS Health Corp.	12/21/21	JPMC	700	(1.000)	(6)	(4)	—	(2)
Deutsche Bank AG	12/21/22	JPMC	500	(1.000)	(7)	(1)	—	(6)
Federative Republic of Brazil	12/23/25	GSCM	275	(1.000)	6	36	—	(30)
Federative Republic of Brazil	12/23/25	MSCS	341	(1.000)	7	18	—	(11)
Lincoln National Corp.	12/21/21	BARC	160	(1.000)	(1)	—	—	(1)
Lincoln National Corp.	6/22/21	BARC	80	(1.000)	(1)	—	—	(1)
Lincoln National Corp.	6/22/21	BARC	80	(1.000)	(1)	—	—	(1)
McDonald’s Corp.	6/21/22	GSI	675	(1.000)	(9)	(6)	—	(3)
Raytheon Co.	12/21/21	GSI	585	(1.000)	(6)	(4)	—	(2)
Raytheon Co.	12/21/21	GSI	580	(1.000)	(5)	(4)	—	(1)
Republic of Colombia	12/23/25	BOANA	360	1.000	(3)	(3)	—	—
Republic of Colombia	12/23/25	GSI	720	(1.000)	(4)	11	—	(15)
Republic of South Africa	12/23/25	GSI	673	(1.000)	33	60	—	(27)
Republic of South Africa	12/23/25	MSCS	955	(1.000)	47	85	—	(38)
Societe Generale SA	12/21/21	JPMC	235	(1.000)	(2)	—	—	(2)
Standard Chartered plc	12/21/21	JPMC	395	(1.000)	(4)	—	—	(4)
State of Qatar	6/21/22	CITNA	50	(1.000)	(1)	—	—	(1)
United Mexican States	12/23/25	MSCS	180	1.000	(1)	(1)	—	—
United Mexican States	6/21/25	BARC	400	(1.000)	(6)	6	—	(12)
					8	207	—	(199)
					100	239	73	(212)
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
1	Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank NA.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank N.A.
MSCS—Morgan Stanley Capital Services LLC.
43

Short-Term Investment-Grade Portfolio
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date[1]	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[2] (%)	Floating Interest Rate Received (Paid)[3] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/17/23	3/17/21	7,154	(0.000)	0.000	9	(3)
3/18/24	3/17/21	7,346	(0.000)	0.000	23	(5)
3/17/25	3/17/21	3,738	(0.000)	0.000	27	(4)
3/17/26	3/17/21	2,267	(0.250)	0.000	3	(3)
3/17/28	3/17/21	4,101	(0.250)	0.000	66	(6)
					128	(21)
1	Forward interest rate swap. In a forward interest rate swap, the portfolio and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Fixed interest payment received/paid annually.
3	Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Floating interest payment received/paid semiannually.

See accompanying Notes, which are an integral part of the Financial Statements.
44

Short-Term Investment-Grade Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,099,160)	2,168,720
Affiliated Issuers (Cost $124,492)	124,568
Total Investments in Securities	2,293,288
Investment in Vanguard	91
Foreign Currency, at Value (Cost $430)	445
Receivables for Investment Securities Sold	112,894
Receivables for Accrued Income	14,140
Receivables for Capital Shares Issued	1,191
Swaps Premiums Paid	271
Variation Margin Receivable—Centrally Cleared Swap Contracts	22
Unrealized Appreciation—Forward Currency Contracts	45
Unrealized Appreciation—Over-the-Counter Swap Contracts	73
Total Assets	2,422,460
Liabilities
Due to Custodian	480
Payables for Investment Securities Purchased	169,857
Payables for Capital Shares Redeemed	15,286
Payables to Vanguard	174
Options Written, at Value (Premiums Received $47)	25
Swap Premiums Received	32
Variation Margin Payable—Futures Contracts	28
Variation Margin Payable—Centrally Cleared Swap Contracts	10
Unrealized Depreciation—Forward Currency Contracts	2,486
Unrealized Depreciation—Over-the-Counter Swap Contracts	212
Total Liabilities	188,590
Net Assets	2,233,870
At December 31, 2020, net assets consisted of:

Paid-in Capital	2,114,794
Total Distributable Earnings (Loss)	119,076
Net Assets	2,233,870

Net Assets
Applicable to 200,953,114 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,233,870
Net Asset Value Per Share	$11.12

See accompanying Notes, which are an integral part of the Financial Statements.
45

Short-Term Investment-Grade Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends—Affiliated Issuers	43
Interest—Unaffiliated Issuers	48,627
Interest—Affiliated Issuers	372
Total Income	49,042
Expenses
The Vanguard Group—Note B
Investment Advisory Services	204
Management and Administrative	2,411
Marketing and Distribution	223
Custodian Fees	67
Auditing Fees	36
Shareholders' Reports	11
Trustees’ Fees and Expenses	1
Total Expenses	2,953
Net Investment Income	46,089
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	24,371
Investment Securities Sold—Affiliated Issuers	(104)
Futures Contracts	(124)
Options Purchased	(75)
Options Written	447
Swap Contracts	1,421
Forward Currency Contracts	(2,167)
Foreign Currencies	(1,148)
Realized Net Gain (Loss)	22,621
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	40,220
Investment Securities—Affiliated Issuers	76
Futures Contracts	(6)
Options Purchased	45
Options Written	21
Swap Contracts	4
Forward Currency Contracts	(2,057)
Foreign Currencies	22
Change in Unrealized Appreciation (Depreciation)	38,325
Net Increase (Decrease) in Net Assets Resulting from Operations	107,035

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,089	51,367
Realized Net Gain (Loss)	22,621	2,825
Change in Unrealized Appreciation (Depreciation)	38,325	45,833
Net Increase (Decrease) in Net Assets Resulting from Operations	107,035	100,025
Distributions[1]
Total Distributions	(51,983)	(46,758)
Capital Share Transactions
Issued	835,630	444,226
Issued in Lieu of Cash Distributions	51,983	46,758
Redeemed	(615,413)	(320,964)
Net Increase (Decrease) from Capital Share Transactions	272,200	170,020
Total Increase (Decrease)	327,252	223,287
Net Assets
Beginning of Period	1,906,618	1,683,331
End of Period	2,233,870	1,906,618
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
46

Short-Term Investment-Grade Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.84	$10.54	$10.63	$10.63	$10.55
Investment Operations
Net Investment Income	.238[1]	.302[1]	.284[1]	.224[1]	.215
Net Realized and Unrealized Gain (Loss) on Investments	.336	.287	(.187)	.005	.068
Total from Investment Operations	.574	.589	.097	.229	.283
Distributions
Dividends from Net Investment Income	(.294)	(.289)	(.187)	(.211)	(.203)
Distributions from Realized Capital Gains	—	—	—	(.018)	—
Total Distributions	(.294)	(.289)	(.187)	(.229)	(.203)
Net Asset Value, End of Period	$11.12	$10.84	$10.54	$10.63	$10.63
Total Return	5.49%	5.69%	0.94%	2.19%	2.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,234	$1,907	$1,683	$1,604	$1,372
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.16%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.83%	2.72%	2.11%	2.05%
Portfolio Turnover Rate	89%[2]	67%[2]	78%	83%	65%
1	Calculated based on average shares outstanding.
2	Includes 7% and 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
47

Short-Term Investment-Grade Portfolio
Notes to Financial Statements
The Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts each represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.
48

Short-Term Investment-Grade Portfolio
4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended December 31, 2020, the portfolio’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Options: The portfolio invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the portfolio loses premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended December 31, 2020, the portfolio’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
6. Swaptions: The portfolio invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The portfolio enters into swaptions to adjust the portfolio’s sensitivity to interest rates or to adjust its exposure to the underlying investments. The portfolio may purchase a swaption from a counterparty whereby the portfolio has the right to enter into a swap in which the portfolio will pay a fixed rate and receive a floating rate, each applied to a notional amount. The portfolio may also sell a swaption to a counterparty whereby the portfolio grants the counterparty the right to enter into a swap in which the portfolio will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are
49

Short-Term Investment-Grade Portfolio
standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the portfolio in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains(losses) are recognized.
During the year ended December 31, 2020, the portfolio’s average value of investments in swaptions purchased and swaptions written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
7. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled
50

Short-Term Investment-Grade Portfolio
swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
During the year ended December 31, 2020, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 3% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.
8. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.
9. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions
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Short-Term Investment-Grade Portfolio
as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
10. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $91,000, representing less than 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
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Short-Term Investment-Grade Portfolio
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	203,184	—	203,184
Asset-Backed/Commercial Mortgage-Backed Securities	—	260,301	—	260,301
Corporate Bonds	—	1,615,998	—	1,615,998
Sovereign Bonds	—	87,907	—	87,907
Taxable Municipal Bonds	—	1,322	—	1,322
Common Stocks	2,683	—	—	2,683
Temporary Cash Investments	121,885	—	—	121,885
Options Purchased	—	8	—	8
Total	124,568	2,168,720	—	2,293,288
Derivative Financial Instruments
Assets
Forward Currency Contracts	—	45	—	45
Swap Contracts	22[1]	73	—	95
Total	22	118	—	140
Liabilities
Options Written	—	25	—	25
Futures Contracts[1]	28	—	—	28
Forward Currency Contracts	—	2,486	—	2,486
Swap Contracts	10[1]	212	—	222
Total	38	2,723	—	2,761
1	Represents variation margin on the last day of the reporting period.
D.	At December 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	—	8	8
Swap Premiums Paid	—	—	271	271
Variation Margin Receivable—Centrally Cleared Swap Contracts	—	—	22	22
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	73	73
Unrealized Appreciation—Forward Currency Contracts	—	45	—	45
Total Assets	—	45	374	419
Options Written, at value	—	—	25	25
Swap Premiums Received	—	—	32	32
Variation Margin Payable—Futures Contracts	28	—	—	28
Variation Margin Payable—Centrally Cleared Swap Contracts	10	—	—	10
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	212	212
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Short-Term Investment-Grade Portfolio
Statement of Assets and Liabilities Caption	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation— Forward Currency Contracts	—	2,486	—	2,486
Total Liabilities	38	2,486	269	2,793
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2020, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(124)	—	—	(124)
Options Purchased	(23)	—	(52)	(75)
Options Written	313	—	134	447
Swap Contracts	(1,798)	—	3,219	1,421
Forward Currency Contracts	—	(2,167)	—	(2,167)
Realized Net Gain (Loss) on Derivatives	(1,632)	(2,167)	3,301	(498)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(6)	—	—	(6)
Options Purchased	53	—	(8)	45
Options Written	(8)	—	29	21
Swap Contracts	(142)	—	146	4
Forward Currency Contracts	—	(2,057)	—	(2,057)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(103)	(2,057)	167	(1,993)
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	51,527
Undistributed Long-Term Gains	5,128
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	62,421
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	51,983	46,758
Long-Term Capital Gains	—	—
Total	51,983	46,758
*	Includes short-term capital gains, if any.
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Short-Term Investment-Grade Portfolio
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,230,969
Gross Unrealized Appreciation	64,732
Gross Unrealized Depreciation	(2,324)
Net Unrealized Appreciation (Depreciation)	62,408
F.	During the year ended December 31, 2020, the portfolio purchased $1,343,100,000 of investment securities and sold $1,125,529,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $788,787,000 and $651,834,000, respectively.
The portfolio purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended ended December 31, 2020, such purchases and sales were $244,124,000 and $214,652,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.	Capital share transactions for each class of shares were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	76,734	41,665
Issued in Lieu of Cash Distributions	5,027	4,483
Redeemed	(56,633)	(30,064)
Net Increase (Decrease) in Shares Outstanding	25,128	16,084
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 48% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Dec. 31, 2019 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Dec. 31, 2020 Market Value ($000)
Vanguard Market Liquidity Fund	33,582	NA1	NA1	(104)	1	372	—	121,885
Vanguard Short-Term Corporate Bond ETF	—	2,608	—	—	75	43	—	2,683
Total	33,582			(104)	76	415	—	124,568
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Short-Term Investment-Grade Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
56

Special 2020 tax information (unaudited) for corporate shareholders only for Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 87.9%.
57

Change to Vanguard Variable Insurance Funds Short-Term Investment-Grade Portfolio
In May 2020, the Board of Trustees of Vanguard Variable Insurance Funds approved the removal of Vanguard Short-Term Investment-Grade Portfolio’s (the “Portfolio”) limitation on investing no more than 30% of its assets in medium-quality fixed income securities. Medium-quality fixed income securities are considered investment-grade securities, and are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody‘s Investors Service, Inc. or another independent rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor.
All references to the Portfolio’s limitation on investing no more than 30% of its assets in medium-quality fixed income securities are deleted. The Portfolio’s expense ratio, investment objective, and advisor remain unchanged.
58

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index (the Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Short-Term Investment-Grade Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Short-Term Investment-Grade Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Short-Term Investment-Grade Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Short-Term Investment-Grade Portfolio or the owners of the Short-Term Investment-Grade Portfolio.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Municipal Bond Funds. Investors acquire the Short-Term Investment-Grade Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Short-Term Investment-Grade Portfolio. The Short-Term Investment-Grade Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Short-Term Investment-Grade Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Short-Term Investment-Grade Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Investment-Grade Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Short-Term Investment-Grade Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Short-Term Investment-Grade Portfolio.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Short-Term Investment-Grade Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Short-Term Investment-Grade Portfolio, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SHORT-TERM INVESTMENT-GRADE PORTFOLIO.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690ST 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Small Company Growth Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
Advisors' Report	2
About Your Portfolio’s Expenses	4
Performance Summary	5
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Small Company Growth Portfolio of Vanguard Variable Insurance Fund returned 23.18%. It lagged the 40.47% return of its benchmark, the Russell 2500 Growth Index.
•	Stocks finished the year significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines at the end of the year.
•	Selection in information technology, consumer discretionary, health care, and industrials weighed on results the most. Our selection in communication services as well as our underweight positions in materials and real estate contributed most to relative performance.
•	For the decade ended December 31, the fund produced an average annual return of 13.53%, below that of its benchmark.
•	Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

Advisors’ Report
The Small Company Growth Portfolio returned 23.18% for the 12 months ended December 31, 2020. It lagged the 40.47% return of its benchmark, the Russell 2500 Growth Index.
The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. Each advisor has also prepared a discussion of the investment environment that existed during the 12 months and its effect on the portfolio’s positioning. These comments were prepared on January 20, 2021.
Vanguard Quantitative Equity Group
Portfolio Managers:
James P. Stetler
Binbin Guo, Principal, Head of
Alpha Equity Investments
The investment environment
The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard.
Stocks initially plummeted as infections surged, but they finished the year significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines as the year drew to a close. The Standard & Poor’s 500 Index returned 18.40% for the 12 months ended December 31, 2020, while the FTSE Global All-Cap ex US Index returned 11.24%.
The broad fixed income markets generated positive returns as many central banks slashed short-term interest rates and expanded or extended asset-purchase programs.
Investment objective and strategy
Although our portion of the portfolio’s overall performance was affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include: high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.
Using these five themes, we generate a composite stock ranking, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).
Our successes and shortfalls
Over the 12 months, our quality, growth, and management decisions models detracted from performance. Our sentiment model produced gains, and our valuation model was roughly neutral. Results lagged the benchmark in nine of 11 industry sectors, with communication services and materials producing positive results. Health care, industrials, and information technology detracted most from relative performance.
At the individual stock level, underweight allocations to Dexcom in health care and DocuSign in information technology were among the biggest detractors, as were overweights to Esperion Therapeutics in health care and Spirit AeroSystems and Huntington Ingalls in industrials. The strongest results came from overweighting communication services companies TechTarget, Zynga, and Match Group. Our positions in materials companies Scotts Miracle-Gro and W.R. Grace also aided results.
We continue to believe that a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We believe our portfolio offers a strong mix of stocks with attractive valuations and high-quality, consistent earnings characteristics.
ArrowMark Partners
Portfolio Managers:
Chad Meade, Partner
Brian Schaub, CFA, Partner
Investment environment
Through the first couple of weeks of 2020, equities extended their long bull run as the outlook for the global economy continued to brighten. This exuberance ended abruptly in late February, as the novel coronavirus that originated in China began to spread globally, requiring quarantines that shut down entire economies.
In response to stay-at-home orders, businesses shuttered their doors, ultimately resulting in more than 40 million Americans filing for unemployment. In the U.S., Congress passed a $2.2 trillion relief package in March, while the Federal Reserve responded with unprecedented monetary stimulus. Equity markets rose significantly through the end of the year as election uncertainty cleared, COVID-19 vaccines from Moderna and Pfizer-BioNTech began to be administered, and Congress passed a second relief package aimed at small businesses and individuals.
Investment objective
Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an
2

all-weather portfolio that can perform in a variety of market conditions. We look to build a portfolio that can mitigate capital losses on the downside and, secondarily, provide 100% upside participation during market recoveries.
Portfolio results
During the 12 months, our investment process was challenged because of investors’ significant appetite for risk, likely driven by record-low 10-year U.S. Treasury yields. Companies suffering losses were significant outperformers as a whole, and the most expensive companies saw their price-to-sale multiples continue to expand through the year. Our valuation discipline led us to slower-growing but highly profitable companies that were out of favor.
Health care holdings delivered the largest positive contribution to returns during the fiscal year. Within the biotechnology industry, Immunomedics appreciated significantly. The company develops targeted treatments for cancer through its antibody drug conjugate platform. The Food and Drug Administration approved the drug in April and it became commercially available in May, with sales quickly gaining momentum. Not surprisingly, the value of Immunomedics’ drug platform attracted acquisition interest and, in September, the company accepted Gilead Sciences’ buyout offer of $21 billion, which was more than double Immunomedics’ market capitalization at the time.
The largest individual contributor to performance during the 12 months was communication services company Pinterest, a social media platform where users create, manage, and share theme-based image collections. The company generates revenue through a targeted advertising model. The stock rallied after management reported extremely strong revenue growth as advertisers attempted to capitalize on stay-at-home mandates.
Information technology and industrials detracted from relative returns. In information technology, both our underweight to this top-performing sector and several individual holdings adversely impacted performance. One of those was Belden, a diversified supplier of specialty network solutions to the enterprise and industrial markets. The company has repositioned the product portfolio to focus on higher-growth end markets such as industrial automation, smart buildings, cybersecurity, broadband, and 5G.
In industrials, Kirby, the largest U.S. supplier of inland marine transportation, hurt relative performance. After rallying during the second quarter on high utilization of its barges, the stock pulled back in the third quarter, as weak demand for refined oil resulting from pandemic-related travel restrictions led to decreased barge usage.
As always, we will continue to look for opportunities that can perform in a variety of market conditions and mitigate capital losses.
Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Vanguard Quantitative Equity Group	50	1,061	Employs a quantitative approach that focuses on fundamental factors, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
ArrowMark Partners	48	1,037	The firm uses in-depth fundamental research to uncover companies that, in its opinion, can control their own economic destiny. It starts by identifying businesses with strong competitive advantages in industries with high barriers to entry, then narrows the focus to companies with large potential markets and high-quality business models focused on the future. Finally, considerations are made for potential downside risk, resulting in a diversified portfolio of between 75 and 100 stocks.
Cash Investments	2	32	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
3

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Small Company Growth Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,336.06	$1.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.63	1.53
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
4

Small Company Growth Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Small Company Growth Portfolio	23.18%	15.74%	13.53%	$35,557
Russell 2500 Growth Index	40.47	18.68	15.00	40,450
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240

See Financial Highlights for dividend and capital gains information.
5

Small Company Growth Portfolio
Portfolio Allocation
As of December 31, 2020
Communication Services	1.6%
Consumer Discretionary	12.9
Consumer Staples	1.5
Energy	0.1
Financials	3.4
Health Care	29.3
Industrials	18.7
Information Technology	28.1
Materials	1.8
Real Estate	1.3
Utilities	0.5
Other	0.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
6

Small Company Growth Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.1%)
Communication Services (1.5%)
*	TechTarget Inc.	116,776	6,903
*	Cargurus Inc.	208,737	6,623
*	Match Group Inc.	33,339	5,041
*	Zynga Inc. Class A	452,005	4,461
*	Bandwidth Inc. Class A	20,316	3,122
*	Boingo Wireless Inc.	151,378	1,926
*	Zillow Group Inc. Class A	12,340	1,677
*	Cardlytics Inc.	5,901	842
*	Vonage Holdings Corp.	51,490	663
*	EverQuote Inc. Class A	16,287	608
*	Glu Mobile Inc.	61,049	550
*	LiveXLive Media Inc.	63,390	208
			32,624
Consumer Discretionary (12.5%)
*	Skechers USA Inc. Class A	751,793	27,019
*	Sally Beauty Holdings Inc.	1,803,132	23,513
	Hanesbrands Inc.	1,553,713	22,653
*	frontdoor Inc.	441,305	22,158
	Shutterstock Inc.	230,467	16,525
*	Etsy Inc.	83,735	14,897
*	Vroom Inc.	311,211	12,750
	Polaris Inc.	98,629	9,397
	Carter's Inc.	80,296	7,553
	Wingstop Inc.	52,419	6,948
*	Grand Canyon Education Inc.	65,024	6,054
	Papa John's International Inc.	67,883	5,760
*	Fox Factory Holding Corp.	53,361	5,641
*	RH	12,101	5,415
*	Planet Fitness Inc. Class A	64,786	5,029
*	TopBuild Corp.	26,734	4,921
	PulteGroup Inc.	112,013	4,830
*	NVR Inc.	1,060	4,325
	Murphy USA Inc.	32,105	4,202
*	Chegg Inc.	40,388	3,648
*	Penn National Gaming Inc.	37,121	3,206
*	Gentherm Inc.	47,948	3,127
	Rent-A-Center Inc.	75,170	2,878
*	Caesars Entertainment Inc.	38,690	2,874
*	Stamps.com Inc.	12,907	2,532
*	Dorman Products Inc.	28,492	2,474
*	Perdoceo Education Corp.	177,951	2,248
	Service Corp. International	41,022	2,014
	H&R Block Inc.	126,100	2,000
*	iRobot Corp.	22,983	1,845
*	Skyline Champion Corp.	51,116	1,582
	Domino's Pizza Inc.	3,725	1,428
		Shares	Market Value• ($000)
*	Lumber Liquidators Holdings Inc.	45,473	1,398
*	Sleep Number Corp.	16,630	1,361
*	El Pollo Loco Holdings Inc.	75,000	1,358
	Camping World Holdings Inc. Class A	51,592	1,344
	Big Lots Inc.	30,510	1,310
	PetMed Express Inc.	39,401	1,263
*	YETI Holdings Inc.	16,710	1,144
	Strategic Education Inc.	11,564	1,102
	Pool Corp.	2,840	1,058
	Ruth's Hospitality Group Inc.	55,279	980
*	Asbury Automotive Group Inc.	6,297	918
*	Deckers Outdoor Corp.	3,078	883
*	Visteon Corp.	6,967	875
*	Leslie's Inc.	28,637	795
*	Overstock.com Inc.	16,022	769
*	Master Craft Boat Holdings Inc.	30,495	758
*	Tempur Sealy International Inc.	27,446	741
*	Scientific Games Corp. Class A	17,608	731
	Standard Motor Products Inc.	17,683	715
*	Malibu Boats Inc. Class A	10,059	628
*	CarParts.com Inc.	49,817	617
	Brinker International Inc.	10,196	577
*	Sonos Inc.	21,019	492
*	Waitr Holdings Inc.	176,543	491
	Core-Mark Holding Co. Inc.	16,239	477
	Red Rock Resorts Inc. Class A	16,478	413
*	Lovesac Co.	9,044	390
*	1-800-Flowers.com Inc. Class A	13,510	351
	Churchill Downs Inc.	1,562	304
	Wendy's Co.	9,981	219
*	Golden Entertainment Inc.	10,809	215
*	Accel Entertainment Inc. Class A	21,068	213
*	Noodles & Co. Class A	24,231	191
*	GAN Ltd.	8,886	180
	Winnebago Industries Inc.	2,524	151
*	Aaron's Co. Inc.	2,593	49
			266,907
Consumer Staples (1.4%)
	Coca-Cola Consolidated Inc.	22,006	5,860
	John B Sanfilippo & Son Inc.	57,411	4,527
		Shares	Market Value• ($000)
*	BJ's Wholesale Club Holdings Inc.	88,331	3,293
*	Boston Beer Co. Inc. Class A	3,061	3,043
*	Herbalife Nutrition Ltd.	59,351	2,852
[1]	B&G Foods Inc.	67,999	1,886
	Casey's General Stores Inc.	10,345	1,848
*	USANA Health Sciences Inc.	13,428	1,035
*	Beyond Meat Inc.	6,779	847
	Reynolds Consumer Products Inc.	26,976	810
[1]	National Beverage Corp.	9,190	780
	Vector Group Ltd.	58,270	679
*	TreeHouse Foods Inc.	15,580	662
*	Central Garden & Pet Co. Class A	17,496	636
*	Celsius Holdings Inc.	12,017	605
*	elf Beauty Inc.	16,158	407
*	Mission Produce Inc.	15,217	229
			29,999
Energy (0.1%)
*	Dorian LPG Ltd.	80,634	983
*	Magnolia Oil & Gas Corp. Class A	107,338	758
			1,741
Financials (3.3%)
	LPL Financial Holdings Inc.	176,743	18,420
	WisdomTree Investments Inc.	1,889,436	10,109
	Primerica Inc.	54,134	7,250
	Bank OZK	215,182	6,729
	Virtus Investment Partners Inc.	19,798	4,296
	First Financial Bankshares Inc.	81,925	2,964
	Artisan Partners Asset Management Inc. Class A	54,639	2,751
	Virtu Financial Inc. Class A	107,046	2,694
	Brightsphere Investment Group Inc.	111,149	2,143
	Cowen Inc. Class A	75,274	1,956
	Kinsale Capital Group Inc.	8,697	1,741
*	Palomar Holdings Inc.	15,862	1,409
	Erie Indemnity Co. Class A	5,068	1,245
	Ares Management Corp. Class A	22,261	1,047
	FactSet Research Systems Inc.	2,882	958
*	Trupanion Inc.	6,890	825
	Universal Insurance Holdings Inc.	51,576	779
*	eHealth Inc.	8,275	584
7

Small Company Growth Portfolio
		Shares	Market Value• ($000)
	Prosperity Bancshares Inc.	6,690	464
	Westamerica BanCorp.	8,123	449
	PROG Holdings Inc.	5,187	279
*	Assetmark Financial Holdings Inc.	8,500	206
	PennyMac Financial Services Inc.	1,800	118
			69,416
Health Care (28.5%)
*	BioTelemetry Inc.	357,635	25,778
	STERIS plc	127,354	24,139
*	Merit Medical Systems Inc.	411,573	22,846
*	Syneos Health Inc.	303,466	20,675
*	Quidel Corp.	114,156	20,508
*	Hologic Inc.	209,522	15,259
*	HealthEquity Inc.	206,687	14,408
	Cooper Cos. Inc.	34,075	12,380
*	Kodiak Sciences Inc.	83,313	12,240
*	Axogen Inc.	628,653	11,253
*	AMN Healthcare Services Inc.	159,716	10,901
*	Sarepta Therapeutics Inc.	63,035	10,747
*	Novocure Ltd.	60,047	10,391
*	MEDNAX Inc.	422,616	10,371
*	Omnicell Inc.	82,348	9,883
*	Heron Therapeutics Inc.	461,129	9,760
*	PRA Health Sciences Inc.	74,473	9,342
	Chemed Corp.	17,257	9,191
*	Deciphera Pharmaceuticals Inc.	160,468	9,158
*	Nevro Corp.	48,704	8,431
*	Exact Sciences Corp.	60,516	8,018
*	Neurocrine Biosciences Inc.	82,677	7,925
*	Sotera Health Co.	284,731	7,813
*	Medpace Holdings Inc.	56,052	7,802
*	Revance Therapeutics Inc.	272,767	7,730
*	ABIOMED Inc.	23,034	7,468
*	Halozyme Therapeutics Inc.	168,090	7,179
*	Natera Inc.	71,731	7,139
	Bruker Corp.	130,591	7,069
*	Travere Thrapeutics Inc.	253,910	6,920
*	Avantor Inc.	243,244	6,847
*	Agios Pharmaceuticals Inc.	153,325	6,644
*,1	Ontrak Inc.	98,213	6,069
*	Pacific Biosciences of California Inc.	230,897	5,989
*	Acceleron Pharma Inc.	46,754	5,982
*	Charles River Laboratories International Inc.	23,000	5,747
*	Integra LifeSciences Holdings Corp.	84,091	5,459
*	Ultragenyx Pharmaceutical Inc.	37,629	5,209
*	Allakos Inc.	36,597	5,124
*	Tenet Healthcare Corp.	123,605	4,936
*	LHC Group Inc.	22,753	4,854
*	Horizon Therapeutics plc	65,347	4,780
*	Haemonetics Corp.	40,220	4,776
*	Masimo Corp.	17,719	4,755
*	SpringWorks Therapeutics Inc.	65,351	4,739
*	Viking Therapeutics Inc.	831,286	4,680
		Shares	Market Value• ($000)
*	Ironwood Pharmaceuticals Inc. Class A	401,537	4,574
*	CorVel Corp.	43,087	4,567
*	Corcept Therapeutics Inc.	173,808	4,547
	Luminex Corp.	191,054	4,417
*	Molina Healthcare Inc.	19,674	4,184
*	Veeva Systems Inc. Class A	15,203	4,139
*	Intellia Therapeutics Inc.	75,432	4,104
*	Emergent BioSolutions Inc.	45,464	4,074
*	IQVIA Holdings Inc.	22,260	3,988
*	Arvinas Inc.	45,579	3,871
*	iRhythm Technologies Inc.	15,746	3,735
	Encompass Health Corp.	44,180	3,653
	PerkinElmer Inc.	24,180	3,470
	Hill-Rom Holdings Inc.	34,040	3,335
*	Ionis Pharmaceuticals Inc.	54,830	3,100
*	Alkermes plc	145,887	2,910
*	Guardant Health Inc.	22,363	2,882
*	Schrodinger Inc.	35,662	2,824
*	Turning Point Therapeutics Inc.	22,776	2,775
	Ensign Group Inc.	36,765	2,681
*	Enanta Pharmaceuticals Inc.	60,163	2,533
*	Denali Therapeutics Inc.	29,483	2,470
*	GenMark Diagnostics Inc.	169,085	2,469
*	Inovalon Holdings Inc. Class A	134,526	2,444
*	MacroGenics Inc.	103,882	2,375
*,1	Esperion Therapeutics Inc.	89,561	2,329
	West Pharmaceutical Services Inc.	7,986	2,263
*	CareDx Inc.	29,608	2,145
*	Providence Service Corp.	14,993	2,078
*	AdaptHealth Corp. Class A	51,552	1,936
*	Immunovant Inc.	41,535	1,919
*	Bioxcel Therapeutics Inc.	41,222	1,904
*	Neogen Corp.	21,882	1,735
*	Tivity Health Inc.	86,067	1,686
*	Surmodics Inc.	37,910	1,650
*	Meridian Bioscience Inc.	86,721	1,621
*	Iovance Biotherapeutics Inc.	34,690	1,610
*,1	Precigen Inc.	153,813	1,569
*	Voyager Therapeutics Inc.	219,290	1,568
*	Puma Biotechnology Inc.	152,472	1,564
*	Novavax Inc.	13,660	1,523
*	Bluebird Bio Inc.	34,848	1,508
*	Omeros Corp.	100,883	1,441
*	ImmunoGen Inc.	220,353	1,421
*	Surgery Partners Inc.	44,523	1,292
	Bio-Techne Corp.	3,922	1,245
*	Pennant Group Inc.	21,188	1,230
*,1	Ligand Pharmaceuticals Inc.	12,046	1,198
*	ACADIA Pharmaceuticals Inc.	22,302	1,192
		Shares	Market Value• ($000)
*	Pulmonx Corp.	17,225	1,189
*	MannKind Corp.	377,275	1,181
*	Mirati Therapeutics Inc.	5,353	1,176
*	Select Medical Holdings Corp.	42,511	1,176
*	CytoSorbents Corp.	141,955	1,131
*	Constellation Pharmaceuticals Inc.	39,163	1,128
*	10X Genomics Inc. Class A	7,736	1,095
*	Karuna Therapeutics Inc.	10,573	1,074
*	OraSure Technologies Inc.	100,409	1,063
*	Kiniksa Pharmaceuticals Ltd. Class A	59,019	1,043
*	Minerva Neurosciences Inc.	425,897	997
*	Precision BioSciences Inc.	118,241	986
*,1	Inovio Pharmaceuticals Inc.	110,779	980
*	Molecular Templates Inc.	104,194	978
	US Physical Therapy Inc.	8,049	968
*	PPD Inc.	26,564	909
*	Inspire Medical Systems Inc.	4,487	844
*	Black Diamond Therapeutics Inc.	26,251	841
*	Radius Health Inc.	46,807	836
*	AtriCure Inc.	14,028	781
*	ChemoCentryx Inc.	12,427	769
*	Cytokinetics Inc.	36,672	762
*	Accolade Inc.	17,438	759
*	Selecta Biosciences Inc.	250,077	758
*	Codexis Inc.	34,145	745
*	Fortress Biotech Inc.	233,336	740
*,1	VBI Vaccines Inc.	266,222	732
*	Vanda Pharmaceuticals Inc.	51,973	683
*	Zogenix Inc.	32,345	647
*	SIGA Technologies Inc.	88,618	644
*	Calithera Biosciences Inc.	129,548	636
*	Myriad Genetics Inc.	30,657	606
*	Agenus Inc.	186,382	593
*	Invitae Corp.	14,148	592
*	Protagonist Therapeutics Inc.	28,372	572
*	Silk Road Medical Inc.	9,084	572
*	Seres Therapeutics Inc.	22,049	540
*	Fulgent Genetics Inc.	9,920	517
*	Pieris Pharmaceuticals Inc.	190,939	477
*	Apellis Pharmaceuticals Inc.	8,275	473
*	Syros Pharmaceuticals Inc.	41,972	455
*	Prestige Consumer Healthcare Inc.	12,346	431
*	ICU Medical Inc.	1,975	424
*	Pliant Therapeutics Inc.	17,905	407
	Phibro Animal Health Corp. Class A	19,844	385
*	Vir Biotechnology Inc.	14,286	383
*	Sientra Inc.	97,196	378
*	Karyopharm Therapeutics Inc.	23,988	371
*,1	Marinus Pharmaceuticals Inc.	28,667	350
*	Passage Bio Inc.	12,516	320
8

Small Company Growth Portfolio
		Shares	Market Value• ($000)
*	CytomX Therapeutics Inc.	48,143	315
*	Cue Biopharma Inc.	23,438	293
*	Fate Therapeutics Inc.	3,048	277
*	Jounce Therapeutics Inc.	37,884	265
*	BioSig Technologies Inc.	64,280	251
*	Paratek Pharmaceuticals Inc.	39,185	245
*,1	Co-Diagnostics Inc.	25,352	236
*	Mersana Therapeutics Inc.	8,743	233
*	Twist Bioscience Corp.	1,561	221
*	Durect Corp.	103,948	215
*	Replimune Group Inc.	5,357	204
*	Ideaya Biosciences Inc.	12,528	175
*	CryoPort Inc.	3,775	166
*	Acutus Medical Inc.	5,006	144
*	Recro Pharma Inc.	49,143	140
*	Electromed Inc.	11,616	114
*,1	Cassava Sciences Inc.	16,164	110
*	Ovid therapeutics Inc.	45,031	104
*	Bellerophon Therapeutics Inc.	14,592	97
*	Accelerate Diagnostics Inc.	12,377	94
*	Akebia Therapeutics Inc.	31,453	88
*	Arcturus Therapeutics Holdings Inc.	1,827	79
*	Assembly Biosciences Inc.	11,583	70
*,1	Vaxart Inc.	11,546	66
			606,361
Industrials (18.1%)
*	Generac Holdings Inc.	128,906	29,314
	Ritchie Bros Auctioneers Inc.	413,669	28,771
*	TriNet Group Inc.	334,518	26,962
*	Sensata Technologies Holding plc	496,380	26,179
	ABM Industries Inc.	532,023	20,132
	Matson Inc.	309,552	17,635
*	Clean Harbors Inc.	221,374	16,847
*	Kirby Corp.	267,280	13,853
*	Middleby Corp.	101,979	13,147
	Tennant Co.	186,643	13,097
	Forward Air Corp.	167,935	12,904
	CH Robinson Worldwide Inc.	134,622	12,637
	John Bean Technologies Corp.	99,489	11,329
*	Cimpress plc	115,351	10,121
	Woodward Inc.	70,716	8,594
*	Builders FirstSource Inc.	194,826	7,951
	Landstar System Inc.	53,034	7,142
*	GMS Inc.	199,252	6,073
	Allegion plc	52,145	6,069
	Kennametal Inc.	154,973	5,616
*	Atkore International Group Inc.	132,208	5,435
	Heartland Express Inc.	271,352	4,911
	BWX Technologies Inc.	80,415	4,847
	Kforce Inc.	105,735	4,450
*	Great Lakes Dredge & Dock Corp.	297,029	3,912
	UFP Industries Inc.	67,783	3,765
	Boise Cascade Co.	78,016	3,729
*	Plug Power Inc.	99,194	3,364
	Franklin Electric Co. Inc.	46,327	3,206
	EMCOR Group Inc.	34,897	3,192
		Shares	Market Value• ($000)
*	Sunrun Inc.	41,706	2,894
	Mueller Industries Inc.	81,751	2,870
	Graco Inc.	37,767	2,732
	Fortune Brands Home & Security Inc.	29,090	2,494
	Allison Transmission Holdings Inc.	50,755	2,189
	Tetra Tech Inc.	18,840	2,181
*	Upwork Inc.	61,774	2,132
	Hubbell Inc. Class B	13,282	2,082
	Exponent Inc.	23,008	2,071
*	SiteOne Landscape Supply Inc.	12,268	1,946
	Robert Half International Inc.	30,177	1,885
	Enerpac Tool Group Corp. Class A	81,985	1,854
	AAON Inc.	27,309	1,820
	Applied Industrial Technologies Inc.	21,901	1,708
	McGrath RentCorp.	24,904	1,671
*	Masonite International Corp.	13,981	1,375
	Steelcase Inc. Class A	90,963	1,233
*	Array Technologies Inc.	26,012	1,122
*	Vicor Corp.	11,696	1,079
*	Ameresco Inc. Class A	19,088	997
*,1	Alpha Pro Tech Ltd.	79,499	886
	Shyft Group Inc.	30,625	869
	Douglas Dynamics Inc.	19,189	821
	CAI International Inc.	26,233	820
*	MasTec Inc.	10,462	713
	Werner Enterprises Inc.	17,924	703
*	Atlas Air Worldwide Holdings Inc.	12,687	692
*	Trex Co. Inc.	8,061	675
	Systemax Inc.	18,547	666
*	American Woodmark Corp.	6,947	652
*	Gibraltar Industries Inc.	8,562	616
	Lindsay Corp.	4,548	584
	MSA Safety Inc.	3,904	583
*	SPX Corp.	9,778	533
*	Daseke Inc.	78,250	455
	National Presto Industries Inc.	4,939	437
	Primoris Services Corp.	14,604	403
*	Echo Global Logistics Inc.	11,174	300
	CoreLogic Inc.	3,473	269
	Nordson Corp.	1,333	268
*	Bloom Energy Corp. Class A	9,021	259
	Acuity Brands Inc.	1,907	231
*	Mastech Digital Inc.	13,130	209
	Helios Technologies Inc.	3,755	200
			386,363
Information Technology (27.3%)
*	J2 Global Inc.	325,263	31,775
*	ON Semiconductor Corp.	874,099	28,609
*	2U Inc.	514,196	20,573
*	Proofpoint Inc.	144,172	19,667
*	Pluralsight Inc. Class A	831,202	17,422
*	Euronet Worldwide Inc.	119,349	17,296
	Belden Inc.	344,872	14,450
*	Trimble Inc.	213,961	14,286
*	Zendesk Inc.	96,001	13,740
*	SolarWinds Corp.	913,939	13,663
*	Gartner Inc.	82,613	13,234
		Shares	Market Value• ($000)
*	Enphase Energy Inc.	74,612	13,092
*	Nuance Communications Inc.	290,871	12,825
*	Fair Isaac Corp.	24,715	12,630
*	8x8 Inc.	312,644	10,777
	Teradyne Inc.	87,605	10,503
	Booz Allen Hamilton Holding Corp. Class A	120,381	10,495
*	Five9 Inc.	57,534	10,034
*	New Relic Inc.	143,844	9,407
*	Workiva Inc. Class A	94,833	8,689
*	FireEye Inc.	365,971	8,439
*	Manhattan Associates Inc.	79,412	8,353
*	SolarEdge Technologies Inc.	25,489	8,134
*	Anaplan Inc.	104,528	7,510
*	Domo Inc. Class B	106,171	6,771
*	ChannelAdvisor Corp.	422,395	6,750
	Jabil Inc.	155,570	6,616
*	Cadence Design Systems Inc.	47,961	6,543
*	Fortinet Inc.	42,286	6,281
*	Synaptics Inc.	64,628	6,230
*	Atlassian Corp. plc Class A	26,255	6,140
	SS&C Technologies Holdings Inc.	84,322	6,134
*	Zebra Technologies Corp. Class A	15,393	5,916
*	Box Inc. Class A	325,569	5,877
*	EPAM Systems Inc.	16,031	5,745
	MAXIMUS Inc.	75,947	5,559
*	Teradata Corp.	237,913	5,346
	CDW Corp.	40,450	5,331
*	HubSpot Inc.	13,247	5,252
	TTEC Holdings Inc.	70,278	5,125
*	MongoDB Inc.	13,820	4,962
*	Avalara Inc.	29,446	4,855
*	Verint Systems Inc.	72,039	4,840
*	Silicon Laboratories Inc.	35,769	4,555
*	Wix.com Ltd.	17,499	4,374
*	Fastly Inc. Class A	49,833	4,354
*,1	SunPower Corp.	168,340	4,316
*	SPS Commerce Inc.	38,739	4,207
*	FormFactor Inc.	95,684	4,116
*	Digital Turbine Inc.	70,496	3,987
*,1	Sumo Logic Inc.	128,908	3,684
*	Diodes Inc.	51,848	3,655
*	Cornerstone OnDemand Inc.	81,666	3,597
*	Bill.Com Holdings Inc.	25,423	3,470
*	Cirrus Logic Inc.	41,396	3,403
*	StoneCo. Ltd. Class A	38,300	3,214
*	MACOM Technology Solutions Holdings Inc. Class H	56,893	3,131
*	eGain Corp.	257,311	3,039
	CDK Global Inc.	57,106	2,960
	Brooks Automation Inc.	43,246	2,934
	Monolithic Power Systems Inc.	7,854	2,876
*	Model N Inc.	79,699	2,844
*	Calix Inc.	95,453	2,841
*	Zscaler Inc.	13,314	2,659
*	Elastic NV	17,234	2,518
*	Alteryx Inc. Class A	19,590	2,386
*	Avaya Holdings Corp.	122,331	2,343
*	Alarm.com Holdings Inc.	22,584	2,336
9

Small Company Growth Portfolio
		Shares	Market Value• ($000)
*	Ceridian HCM Holding Inc.	21,728	2,315
	Perspecta Inc.	95,647	2,303
*	Unisys Corp.	112,046	2,205
*	NeoPhotonics Corp.	228,967	2,081
	Amkor Technology Inc.	132,601	2,000
	CSG Systems International Inc.	40,732	1,836
*	Avid Technology Inc.	114,851	1,823
*	A10 Networks Inc.	182,417	1,799
*	Agilysys Inc.	45,798	1,758
*	Cloudflare Inc. Class A	21,983	1,670
*	Itron Inc.	17,324	1,661
*	Veritone Inc.	55,491	1,579
*	International Money Express Inc.	100,184	1,555
*	Lattice Semiconductor Corp.	32,839	1,505
*	Sitime Corp.	13,021	1,457
	Plantronics Inc.	53,541	1,447
*	Extreme Networks Inc.	205,165	1,414
*	Paylocity Holding Corp.	6,516	1,342
*	Comm Scope Holding Co. Inc.	96,312	1,291
*	Brightcove Inc.	65,784	1,210
*	Everbridge Inc.	7,635	1,138
*	Sailpoint Technologies Holdings Inc.	19,882	1,059
*	Nutanix Inc. Class A	31,660	1,009
*	Perficient Inc.	20,799	991
*	Lumentum Holdings Inc.	10,174	964
*	PagerDuty Inc.	21,346	890
*	Sprout Social Inc. Class A	19,429	882
	QAD Inc. Class A	13,129	829
*	Benefitfocus Inc.	54,762	793
*	Axcelis Technologies Inc.	26,834	781
*	Ultra Clean Holdings Inc.	23,466	731
*	NCR Corp.	17,474	657
*	Infinera Corp.	58,792	616
	NIC Inc.	22,686	586
*	BigCommerce Holdings Inc. Series 1	9,129	586
*	ePlus Inc.	6,264	551
*	Black Knight Inc.	5,842	516
*	MicroStrategy Inc. Class A	1,325	515
*	PFSweb Inc.	73,268	493
*	Mitek Systems Inc.	24,289	432
*	CEVA Inc.	9,344	425
*	Sanmina Corp.	11,637	371
	Progress Software Corp.	8,065	364
	Xperi Holding Corp.	14,060	294
	VirnetX Holding Corp.	52,697	266
	Badger Meter Inc.	2,776	261
		Shares	Market Value• ($000)
*	DSP Group Inc.	15,480	257
*	PDF Solutions Inc.	10,930	236
*	LivePerson Inc.	3,783	235
*	GTT Communications Inc.	44,847	160
			581,814
Materials (1.8%)
	Scotts Miracle-Gro Co.	41,025	8,170
	Graphic Packaging Holding Co.	411,204	6,966
	Element Solutions Inc.	293,005	5,195
	Myers Industries Inc.	196,293	4,079
	RPM International Inc.	33,479	3,039
	Louisiana-Pacific Corp.	74,996	2,788
	Royal Gold Inc.	23,274	2,475
	Sealed Air Corp.	43,728	2,002
	Avery Dennison Corp.	8,259	1,281
	Sensient Technologies Corp.	11,241	829
	O-I Glass Inc.	31,064	370
*	Forterra Inc.	20,496	353
*	Koppers Holdings Inc.	9,186	286
			37,833
Other (0.8%)
*	Jaws Acquisition Corp. Class A	1,267,735	17,000
*,2	Nupathe Inc. CVR	345,900	—
			17,000
Real Estate (1.3%)
*	Redfin Corp.	144,577	9,922
	Uniti Group Inc.	345,578	4,054
	Iron Mountain Inc.	126,082	3,717
	PS Business Parks Inc.	23,204	3,083
[1]	GEO Group Inc.	238,664	2,115
	Innovative Industrial Properties Inc.	6,755	1,237
	National Health Investors Inc.	14,841	1,027
	Equity LifeStyle Properties Inc.	9,715	616
	CatchMark Timber Trust Inc. Class A	49,044	459
	Universal Health Realty Income Trust	5,167	332
	CareTrust REIT Inc.	14,665	325
	Alexander's Inc.	1,022	283
	American Finance Trust Inc.	37,389	278
	LTC Properties Inc.	6,483	252
			27,700
Utilities (0.5%)
	American States Water Co.	53,685	4,268
	Ormat Technologies Inc.	25,647	2,315
		Shares	Market Value• ($000)
	Brookfield Infrastructure Corp. Class A	16,841	1,218
	Clearway Energy Inc. Class A	37,555	1,110
	California Water Service Group	8,882	480
			9,391
Total Common Stocks (Cost $1,648,083)			2,067,149
Temporary Cash Investments (5.3%)
Money Market Fund (5.2%)
[3,4]	Vanguard Market Liquidity Fund, 0.111%	1,105,505	110,550
		Face Amount ($000)
U.S. Government and Agency Obligations (0.1%)
[5]	U.S. Cash Management Bill, 0.083%, 3/30/21	300	300
[5]	U.S. Treasury Bill, 0.096%, 1/28/21	1,148	1,148
[5]	U.S. Treasury Bill, 0.116%, 2/16/21	1,465	1,465
			2,913
Total Temporary Cash Investments (Cost $113,467)			113,463
Total Investments (102.4%) (Cost $1,761,550)			2,180,612
Other Assets and Liabilities—Net (-2.4%)			(50,629)
Net Assets (100%)			2,129,983
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,884,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $25,057,000 was received for securities on loan.
5	Securities with a value of $2,695,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2021	618	61,021	1,922

See accompanying Notes, which are an integral part of the Financial Statements.
10

Small Company Growth Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,650,996)	2,070,062
Affiliated Issuers (Cost $110,554)	110,550
Total Investments in Securities	2,180,612
Investment in Vanguard	79
Cash	1,076
Cash Collateral Pledged—Futures Contracts	150
Receivables for Investment Securities Sold	1,063
Receivables for Accrued Income	545
Receivables for Capital Shares Issued	415
Total Assets	2,183,940
Liabilities
Payables for Investment Securities Purchased	1,080
Collateral for Securities on Loan	25,057
Payables to Investment Advisor	383
Payables for Capital Shares Redeemed	27,112
Payables to Vanguard	258
Variation Margin Payable—Futures Contracts	67
Total Liabilities	53,957
Net Assets	2,129,983
At December 31, 2020, net assets consisted of:

Paid-in Capital	1,595,403
Total Distributable Earnings (Loss)	534,580
Net Assets	2,129,983

Net Assets
Applicable to 86,965,207 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,129,983
Net Asset Value Per Share	$24.49

See accompanying Notes, which are an integral part of the Financial Statements.
11

Small Company Growth Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends	12,660
Interest[1]	430
Securities Lending—Net	1,831
Total Income	14,921
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,509
Performance Adjustment	(344)
The Vanguard Group—Note C
Management and Administrative	3,010
Marketing and Distribution	182
Custodian Fees	25
Auditing Fees	30
Shareholders' Reports	35
Trustees’ Fees and Expenses	2
Total Expenses	5,449
Net Investment Income	9,472
Realized Net Gain (Loss)
Investment Securities Sold[1]	100,373
Futures Contracts	8,838
Realized Net Gain (Loss)	109,211
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	268,991
Futures Contracts	1,245
Change in Unrealized Appreciation (Depreciation)	270,236
Net Increase (Decrease) in Net Assets Resulting from Operations	388,919
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $409,000, $38,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,472	12,062
Realized Net Gain (Loss)	109,211	174,524
Change in Unrealized Appreciation (Depreciation)	270,236	302,576
Net Increase (Decrease) in Net Assets Resulting from Operations	388,919	489,162
Distributions[1]
Total Distributions	(190,506)	(234,887)
Capital Share Transactions
Issued	190,807	241,143
Issued in Lieu of Cash Distributions	190,506	234,887
Redeemed	(560,869)	(446,197)
Net Increase (Decrease) from Capital Share Transactions	(179,556)	29,833
Total Increase (Decrease)	18,857	284,108
Net Assets
Beginning of Period	2,111,126	1,827,018
End of Period	2,129,983	2,111,126
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Small Company Growth Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$23.08	$20.30	$24.62	$21.50	$20.79
Investment Operations
Net Investment Income	.102[1]	.128[1]	.123[1]	.109[1]	.116
Net Realized and Unrealized Gain (Loss) on Investments	3.521	5.323	(1.563)	4.652	2.547
Total from Investment Operations	3.623	5.451	(1.440)	4.761	2.663
Distributions
Dividends from Net Investment Income	(.143)	(.118)	(.103)	(.111)	(.074)
Distributions from Realized Capital Gains	(2.070)	(2.553)	(2.777)	(1.530)	(1.879)
Total Distributions	(2.213)	(2.671)	(2.880)	(1.641)	(1.953)
Net Asset Value, End of Period	$24.49	$23.08	$20.30	$24.62	$21.50
Total Return	23.18%	28.05%	-7.22%	23.46%	14.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,130	$2,111	$1,827	$1,750	$1,397
Ratio of Total Expenses to Average Net Assets[2]	0.30%	0.32%	0.32%	0.34%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.59%	0.52%	0.48%	0.58%
Portfolio Turnover Rate	53%	58%	66%	93%	91%
1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.01%, 0.01%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Small Company Growth Portfolio
Notes to Financial Statements
The Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
14

Small Company Growth Portfolio
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firm ArrowMark Colorado Holdings, LLC, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of ArrowMark Colorado Holdings, LLC, is subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index since March 31, 2016.
Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $737,000 for the year ended December 31, 2020.
15

Small Company Growth Portfolio
For the year ended December 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of of $344,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $79,000, representing less than 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	2,067,149	—	—	2,067,149
Temporary Cash Investments	110,550	2,913	—	113,463
Total	2,177,699	2,913	—	2,180,612
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	67	—	—	67
1	Represents variation margin on the last day of the reporting period.
E.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	75,183
Undistributed Long-Term Gains	40,416
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	418,981
16

Small Company Growth Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	15,395	53,162
Long-Term Capital Gains	175,111	181,725
Total	190,506	234,887
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,761,631
Gross Unrealized Appreciation	548,114
Gross Unrealized Depreciation	(129,133)
Net Unrealized Appreciation (Depreciation)	418,981
F.	During the year ended December 31, 2020, the portfolio purchased $939,094,000 of investment securities and sold $1,274,935,000 of investment securities, other than temporary cash investments.
G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	10,624	11,011
Issued in Lieu of Cash Distributions	13,855	11,101
Redeemed	(28,989)	(20,656)
Net Increase (Decrease) in Shares Outstanding	(4,510)	1,456
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 46% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
17

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Small Company Growth Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
18

Special 2020 tax information (unaudited) for corporate shareholders only for Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds
The portfolio distributed $175,111,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 13.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
19

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690SCG 022021

Annual Report   |   December 31, 2020
Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

Contents
Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Total Bond Market Index Portfolio returned 7.58%, in line with the 7.75% return of its benchmark index after taking into account the cost of running the portfolio.
•	The year was defined by the COVID-19 pandemic and efforts to contain it. Travel restrictions, supply-chain disruptions, business closures, and a spike in unemployment led swiftly to deep recessions around the world. However, many governments were quick to provide fiscal stimulus in the form of spending, loans, loan guarantees, job retention programs, and extended unemployment benefits. Central banks in developed markets responded rapidly, cutting interest rates, restarting or expanding asset purchases, and providing additional liquidity—all in an effort to blunt the economic impact of the virus. They also pledged to remain vigilant and take more actions if needed.
•	U.S. Treasuries, which account for about 40% of the portfolio’s assets, posted a return of 8.00%. Mortgage-backed securities returned less than that, as low mortgage rates led to plenty of supply. Corporate bonds, on the other hand, fared even better than Treasuries, returning 9.89%. With the U.S. economy looking like it might recover faster than had been expected, the spread between yields of corporates and those of Treasuries tightened.
•	By credit quality, lower-rated investment-grade bonds generally did better than higher-rated ones; by maturity, longer-dated bonds significantly outperformed.
•	Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.
Market Barometer
Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
1

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio's gross income, directly reduce the investment return of the portfolio.
A portfolio's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio's costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio's actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio's current prospectus.
Six Months Ended December 31, 2020
Total Bond Market Index Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,012.65	$0.71
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.43	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
2

Total Bond Market Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio's returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	7.58%	4.36%	3.71%	$14,394
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	7.75	4.53	3.89	14,644

See Financial Highlights for dividend and capital gains information.
3

Total Bond Market Index Portfolio
Portfolio Allocation
As of December 31, 2020
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Corporate Bonds	30.1
Sovereign Bonds	4.0
Taxable Municipal Bonds	0.8
U.S. Government and Agency Obligations	62.5
The table reflects the portfolio’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
4

Total Bond Market Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (62.0%)
U.S. Government Securities (39.8%)
U.S. Treasury Note/Bond	7.875%	2/15/21	1,180	1,190
U.S. Treasury Note/Bond	8.000%	11/15/21	3,400	3,628
U.S. Treasury Note/Bond	2.000%	12/31/21	6,670	6,794
U.S. Treasury Note/Bond	2.125%	12/31/21	928	946
U.S. Treasury Note/Bond	2.500%	1/15/22	7,601	7,787
U.S. Treasury Note/Bond	1.375%	1/31/22	4,868	4,933
U.S. Treasury Note/Bond	1.500%	1/31/22	2,384	2,419
U.S. Treasury Note/Bond	1.875%	1/31/22	8,835	9,002
U.S. Treasury Note/Bond	2.000%	2/15/22	135	138
U.S. Treasury Note/Bond	2.500%	2/15/22	9,901	10,164
U.S. Treasury Note/Bond	1.750%	2/28/22	6,330	6,449
U.S. Treasury Note/Bond	1.875%	2/28/22	9,990	10,193
U.S. Treasury Note/Bond	2.375%	3/15/22	10,896	11,189
U.S. Treasury Note/Bond	0.375%	3/31/22	11,505	11,541
U.S. Treasury Note/Bond	1.750%	3/31/22	9,889	10,088
U.S. Treasury Note/Bond	1.875%	3/31/22	5,215	5,328
U.S. Treasury Note/Bond	2.250%	4/15/22	10,050	10,325
U.S. Treasury Note/Bond	0.125%	4/30/22	2,938	2,938
U.S. Treasury Note/Bond	1.750%	4/30/22	4,977	5,084
U.S. Treasury Note/Bond	1.875%	4/30/22	4,927	5,041
U.S. Treasury Note/Bond	2.125%	5/15/22	221	227
U.S. Treasury Note/Bond	0.125%	5/31/22	560	560
U.S. Treasury Note/Bond	1.750%	5/31/22	5,115	5,232
U.S. Treasury Note/Bond	1.875%	5/31/22	6,650	6,813
U.S. Treasury Note/Bond	1.750%	6/15/22	6,281	6,428
U.S. Treasury Note/Bond	0.125%	6/30/22	9,814	9,814
U.S. Treasury Note/Bond	1.750%	6/30/22	5,500	5,633
U.S. Treasury Note/Bond	2.125%	6/30/22	5,235	5,391
U.S. Treasury Note/Bond	1.750%	7/15/22	6,092	6,243
U.S. Treasury Note/Bond	0.125%	7/31/22	7,974	7,975
U.S. Treasury Note/Bond	1.875%	7/31/22	6,417	6,593
U.S. Treasury Note/Bond	2.000%	7/31/22	6,025	6,202
U.S. Treasury Note/Bond	1.500%	8/15/22	10,098	10,322
U.S. Treasury Note/Bond	1.625%	8/15/22	2,169	2,222
U.S. Treasury Note/Bond	7.250%	8/15/22	875	975
U.S. Treasury Note/Bond	0.125%	8/31/22	16,730	16,730
U.S. Treasury Note/Bond	1.625%	8/31/22	9,570	9,806
U.S. Treasury Note/Bond	1.875%	8/31/22	5,445	5,602
U.S. Treasury Note/Bond	1.500%	9/15/22	778	796
U.S. Treasury Note/Bond	0.125%	9/30/22	1,631	1,631
U.S. Treasury Note/Bond	1.750%	9/30/22	9,437	9,702
U.S. Treasury Note/Bond	1.875%	9/30/22	9,975	10,277
U.S. Treasury Note/Bond	1.375%	10/15/22	4,386	4,483
U.S. Treasury Note/Bond	1.875%	10/31/22	6,520	6,727
U.S. Treasury Note/Bond	2.000%	10/31/22	7,947	8,217
U.S. Treasury Note/Bond	1.625%	11/15/22	21,235	21,826
U.S. Treasury Note/Bond	7.625%	11/15/22	40	46
U.S. Treasury Note/Bond	0.125%	11/30/22	27,065	27,065
U.S. Treasury Note/Bond	2.000%	11/30/22	20,733	21,469
U.S. Treasury Note/Bond	1.625%	12/15/22	7,625	7,847
U.S. Treasury Note/Bond	2.125%	12/31/22	12,951	13,465
U.S. Treasury Note/Bond	1.500%	1/15/23	7,705	7,919
U.S. Treasury Note/Bond	1.750%	1/31/23	7,020	7,255
U.S. Treasury Note/Bond	2.000%	2/15/23	8,298	8,625
U.S. Treasury Note/Bond	7.125%	2/15/23	1,690	1,938
U.S. Treasury Note/Bond	1.500%	2/28/23	2,889	2,974
U.S. Treasury Note/Bond	0.500%	3/15/23	12,726	12,829
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Treasury Note/Bond	1.500%	3/31/23	7,005	7,217
U.S. Treasury Note/Bond	2.500%	3/31/23	6,770	7,128
U.S. Treasury Note/Bond	0.250%	4/15/23	8,425	8,446
U.S. Treasury Note/Bond	1.625%	4/30/23	215	222
U.S. Treasury Note/Bond	2.750%	4/30/23	3,500	3,712
U.S. Treasury Note/Bond	0.125%	5/15/23	4,220	4,219
U.S. Treasury Note/Bond	1.750%	5/15/23	7,400	7,680
U.S. Treasury Note/Bond	1.625%	5/31/23	7,175	7,431
U.S. Treasury Note/Bond	2.750%	5/31/23	5,850	6,216
U.S. Treasury Note/Bond	0.250%	6/15/23	13,420	13,454
U.S. Treasury Note/Bond	1.375%	6/30/23	5,050	5,204
U.S. Treasury Note/Bond	2.625%	6/30/23	5,398	5,730
U.S. Treasury Note/Bond	0.125%	7/15/23	25,859	25,843
U.S. Treasury Note/Bond	1.250%	7/31/23	2,630	2,705
U.S. Treasury Note/Bond	2.750%	7/31/23	3,555	3,793
U.S. Treasury Note/Bond	0.125%	8/15/23	5,695	5,691
U.S. Treasury Note/Bond	6.250%	8/15/23	6,565	7,607
U.S. Treasury Note/Bond	1.375%	8/31/23	10,235	10,568
U.S. Treasury Note/Bond	2.750%	8/31/23	4,860	5,194
U.S. Treasury Note/Bond	0.125%	9/15/23	10,870	10,861
U.S. Treasury Note/Bond	1.375%	9/30/23	2,315	2,392
U.S. Treasury Note/Bond	2.875%	9/30/23	4,309	4,629
U.S. Treasury Note/Bond	0.125%	10/15/23	3,605	3,602
U.S. Treasury Note/Bond	1.625%	10/31/23	3,750	3,906
U.S. Treasury Note/Bond	2.875%	10/31/23	9,503	10,231
U.S. Treasury Note/Bond	0.250%	11/15/23	1,040	1,043
U.S. Treasury Note/Bond	2.750%	11/15/23	4,261	4,578
U.S. Treasury Note/Bond	2.125%	11/30/23	6,150	6,502
U.S. Treasury Note/Bond	2.875%	11/30/23	344	371
U.S. Treasury Note/Bond	0.125%	12/15/23	18,392	18,369
U.S. Treasury Note/Bond	2.250%	12/31/23	2,267	2,408
U.S. Treasury Note/Bond	2.625%	12/31/23	7,337	7,874
U.S. Treasury Note/Bond	2.250%	1/31/24	3,215	3,420
U.S. Treasury Note/Bond	2.500%	1/31/24	9,419	10,090
U.S. Treasury Note/Bond	2.750%	2/15/24	10,710	11,570
U.S. Treasury Note/Bond	2.125%	2/29/24	11,700	12,415
U.S. Treasury Note/Bond	2.375%	2/29/24	6,712	7,176
U.S. Treasury Note/Bond	2.125%	3/31/24	18,446	19,599
U.S. Treasury Note/Bond	2.000%	4/30/24	1,260	1,335
U.S. Treasury Note/Bond	2.250%	4/30/24	10,559	11,278
U.S. Treasury Note/Bond	2.000%	5/31/24	11,547	12,253
U.S. Treasury Note/Bond	1.750%	6/30/24	8,060	8,491
U.S. Treasury Note/Bond	2.000%	6/30/24	10,955	11,636
U.S. Treasury Note/Bond	1.750%	7/31/24	9,127	9,626
U.S. Treasury Note/Bond	2.125%	7/31/24	9,736	10,399
U.S. Treasury Note/Bond	2.375%	8/15/24	11,564	12,460
U.S. Treasury Note/Bond	1.250%	8/31/24	10,125	10,502
U.S. Treasury Note/Bond	1.875%	8/31/24	4,655	4,935
U.S. Treasury Note/Bond	1.500%	9/30/24	785	822
U.S. Treasury Note/Bond	2.125%	9/30/24	3,394	3,633
U.S. Treasury Note/Bond	1.500%	10/31/24	9,070	9,505
U.S. Treasury Note/Bond	2.250%	10/31/24	5,980	6,437
U.S. Treasury Note/Bond	2.250%	11/15/24	12,681	13,660
U.S. Treasury Note/Bond	7.500%	11/15/24	25	32
U.S. Treasury Note/Bond	1.500%	11/30/24	7,847	8,228
U.S. Treasury Note/Bond	2.125%	11/30/24	10,054	10,787
U.S. Treasury Note/Bond	1.750%	12/31/24	14,765	15,637
U.S. Treasury Note/Bond	2.250%	12/31/24	1,645	1,775
U.S. Treasury Note/Bond	1.375%	1/31/25	4,905	5,126
5

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Treasury Note/Bond	2.500%	1/31/25	6,340	6,915
U.S. Treasury Note/Bond	2.000%	2/15/25	8,625	9,234
U.S. Treasury Note/Bond	1.125%	2/28/25	330	342
U.S. Treasury Note/Bond	2.750%	2/28/25	2,513	2,770
U.S. Treasury Note/Bond	0.500%	3/31/25	23,074	23,283
U.S. Treasury Note/Bond	2.625%	3/31/25	1,961	2,155
U.S. Treasury Note/Bond	0.375%	4/30/25	2,194	2,202
U.S. Treasury Note/Bond	2.875%	4/30/25	4,060	4,510
U.S. Treasury Note/Bond	2.125%	5/15/25	12,735	13,744
U.S. Treasury Note/Bond	0.250%	5/31/25	9,593	9,574
U.S. Treasury Note/Bond	2.875%	5/31/25	6,350	7,065
U.S. Treasury Note/Bond	0.250%	6/30/25	9,264	9,239
U.S. Treasury Note/Bond	2.750%	6/30/25	4,880	5,411
U.S. Treasury Note/Bond	0.250%	7/31/25	8,797	8,769
U.S. Treasury Note/Bond	2.875%	7/31/25	5,105	5,698
U.S. Treasury Note/Bond	2.000%	8/15/25	14,580	15,706
U.S. Treasury Note/Bond	6.875%	8/15/25	2,085	2,707
U.S. Treasury Note/Bond	0.250%	8/31/25	6,080	6,059
U.S. Treasury Note/Bond	2.750%	8/31/25	6,385	7,099
U.S. Treasury Note/Bond	0.250%	9/30/25	5,675	5,652
U.S. Treasury Note/Bond	0.250%	10/31/25	7,765	7,731
U.S. Treasury Note/Bond	3.000%	10/31/25	4,015	4,526
U.S. Treasury Note/Bond	2.250%	11/15/25	10,421	11,382
U.S. Treasury Note/Bond	0.375%	11/30/25	12,230	12,245
U.S. Treasury Note/Bond	2.875%	11/30/25	6,285	7,056
U.S. Treasury Note/Bond	0.250%	12/31/25	5,550	5,553
U.S. Treasury Note/Bond	2.625%	12/31/25	9,165	10,192
U.S. Treasury Note/Bond	1.625%	2/15/26	16,476	17,521
U.S. Treasury Note/Bond	2.250%	3/31/26	6,250	6,853
U.S. Treasury Note/Bond	2.375%	4/30/26	4,780	5,277
U.S. Treasury Note/Bond	1.625%	5/15/26	10,789	11,484
U.S. Treasury Note/Bond	2.125%	5/31/26	6,595	7,198
U.S. Treasury Note/Bond	1.875%	6/30/26	9,335	10,070
U.S. Treasury Note/Bond	1.875%	7/31/26	8,066	8,706
U.S. Treasury Note/Bond	1.500%	8/15/26	10,068	10,657
U.S. Treasury Note/Bond	6.750%	8/15/26	630	850
U.S. Treasury Note/Bond	1.625%	9/30/26	5,215	5,557
U.S. Treasury Note/Bond	1.625%	10/31/26	7,825	8,342
U.S. Treasury Note/Bond	2.000%	11/15/26	19,605	21,327
U.S. Treasury Note/Bond	6.500%	11/15/26	765	1,031
U.S. Treasury Note/Bond	1.625%	11/30/26	7,070	7,539
U.S. Treasury Note/Bond	1.750%	12/31/26	9,983	10,724
U.S. Treasury Note/Bond	1.500%	1/31/27	1,335	1,414
U.S. Treasury Note/Bond	2.250%	2/15/27	6,372	7,041
U.S. Treasury Note/Bond	6.625%	2/15/27	65	89
U.S. Treasury Note/Bond	1.125%	2/28/27	16,798	17,412
U.S. Treasury Note/Bond	0.625%	3/31/27	15,968	16,058
U.S. Treasury Note/Bond	0.500%	4/30/27	910	907
U.S. Treasury Note/Bond	2.375%	5/15/27	8,831	9,847
U.S. Treasury Note/Bond	0.500%	5/31/27	10,505	10,464
U.S. Treasury Note/Bond	0.500%	6/30/27	12,990	12,929
U.S. Treasury Note/Bond	0.375%	7/31/27	12,560	12,389
U.S. Treasury Note/Bond	2.250%	8/15/27	8,422	9,333
U.S. Treasury Note/Bond	6.375%	8/15/27	185	255
U.S. Treasury Note/Bond	0.500%	8/31/27	10,825	10,752
U.S. Treasury Note/Bond	0.375%	9/30/27	7,875	7,751
U.S. Treasury Note/Bond	0.500%	10/31/27	12,115	12,013
U.S. Treasury Note/Bond	2.250%	11/15/27	11,502	12,767
U.S. Treasury Note/Bond	6.125%	11/15/27	1,839	2,521
U.S. Treasury Note/Bond	0.625%	11/30/27	17,153	17,142
U.S. Treasury Note/Bond	0.625%	12/31/27	7,195	7,184
U.S. Treasury Note/Bond	2.750%	2/15/28	7,480	8,573
U.S. Treasury Note/Bond	2.875%	5/15/28	12,080	13,992
U.S. Treasury Note/Bond	2.875%	8/15/28	13,082	15,189
U.S. Treasury Note/Bond	5.500%	8/15/28	2,745	3,720
U.S. Treasury Note/Bond	3.125%	11/15/28	11,328	13,406
U.S. Treasury Note/Bond	5.250%	11/15/28	1,655	2,228
U.S. Treasury Note/Bond	2.375%	5/15/29	11,877	13,414
U.S. Treasury Note/Bond	1.625%	8/15/29	11,565	12,367
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Treasury Note/Bond	1.750%	11/15/29	8,091	8,741
U.S. Treasury Note/Bond	1.500%	2/15/30	2,454	2,595
U.S. Treasury Note/Bond	0.625%	5/15/30	14,212	13,890
U.S. Treasury Note/Bond	6.250%	5/15/30	2,350	3,499
U.S. Treasury Note/Bond	0.625%	8/15/30	18,252	17,790
U.S. Treasury Note/Bond	0.875%	11/15/30	17,931	17,861
U.S. Treasury Note/Bond	5.375%	2/15/31	6,075	8,713
U.S. Treasury Note/Bond	4.500%	2/15/36	3,338	4,894
U.S. Treasury Note/Bond	4.750%	2/15/37	1,600	2,436
U.S. Treasury Note/Bond	5.000%	5/15/37	1,250	1,957
U.S. Treasury Note/Bond	4.375%	2/15/38	1,450	2,153
U.S. Treasury Note/Bond	4.500%	5/15/38	1,559	2,351
U.S. Treasury Note/Bond	3.500%	2/15/39	1,920	2,604
U.S. Treasury Note/Bond	4.250%	5/15/39	2,247	3,330
U.S. Treasury Note/Bond	4.500%	8/15/39	2,516	3,844
U.S. Treasury Note/Bond	4.375%	11/15/39	2,742	4,141
U.S. Treasury Note/Bond	4.625%	2/15/40	3,750	5,837
U.S. Treasury Note/Bond	1.125%	5/15/40	11,395	10,809
U.S. Treasury Note/Bond	4.375%	5/15/40	2,735	4,146
U.S. Treasury Note/Bond	1.125%	8/15/40	15,455	14,624
U.S. Treasury Note/Bond	3.875%	8/15/40	3,015	4,316
U.S. Treasury Note/Bond	1.375%	11/15/40	9,098	8,991
U.S. Treasury Note/Bond	4.250%	11/15/40	3,295	4,945
U.S. Treasury Note/Bond	4.750%	2/15/41	3,956	6,315
U.S. Treasury Note/Bond	4.375%	5/15/41	925	1,417
U.S. Treasury Note/Bond	3.750%	8/15/41	2,825	4,011
U.S. Treasury Note/Bond	3.125%	11/15/41	2,701	3,529
U.S. Treasury Note/Bond	3.125%	2/15/42	3,631	4,756
U.S. Treasury Note/Bond	3.000%	5/15/42	2,720	3,496
U.S. Treasury Note/Bond	2.750%	8/15/42	5,595	6,929
U.S. Treasury Note/Bond	2.750%	11/15/42	5,746	7,111
U.S. Treasury Note/Bond	3.125%	2/15/43	6,850	8,976
U.S. Treasury Note/Bond	3.625%	8/15/43	7,405	10,450
U.S. Treasury Note/Bond	3.625%	2/15/44	9,051	12,804
U.S. Treasury Note/Bond	3.375%	5/15/44	7,699	10,519
U.S. Treasury Note/Bond	3.125%	8/15/44	9,331	12,295
U.S. Treasury Note/Bond	3.000%	11/15/44	8,262	10,684
U.S. Treasury Note/Bond	2.500%	2/15/45	9,820	11,701
U.S. Treasury Note/Bond	3.000%	5/15/45	7,577	9,826
U.S. Treasury Note/Bond	2.875%	8/15/45	4,491	5,711
U.S. Treasury Note/Bond	3.000%	11/15/45	3,084	4,010
U.S. Treasury Note/Bond	2.500%	2/15/46	3,475	4,148
U.S. Treasury Note/Bond	2.500%	5/15/46	8,981	10,725
U.S. Treasury Note/Bond	2.250%	8/15/46	7,656	8,735
U.S. Treasury Note/Bond	2.875%	11/15/46	11,825	15,101
U.S. Treasury Note/Bond	3.000%	2/15/47	9,000	11,765
U.S. Treasury Note/Bond	3.000%	5/15/47	7,293	9,545
U.S. Treasury Note/Bond	2.750%	8/15/47	6,713	8,412
U.S. Treasury Note/Bond	2.750%	11/15/47	908	1,139
U.S. Treasury Note/Bond	3.000%	2/15/48	8,479	11,123
U.S. Treasury Note/Bond	3.125%	5/15/48	8,984	12,053
U.S. Treasury Note/Bond	3.000%	8/15/48	9,510	12,502
U.S. Treasury Note/Bond	3.375%	11/15/48	4,300	6,037
U.S. Treasury Note/Bond	3.000%	2/15/49	11,044	14,557
U.S. Treasury Note/Bond	2.250%	8/15/49	5,029	5,752
U.S. Treasury Note/Bond	2.375%	11/15/49	1,676	1,967
U.S. Treasury Note/Bond	2.000%	2/15/50	9,144	9,929
U.S. Treasury Note/Bond	1.250%	5/15/50	19,291	17,488
U.S. Treasury Note/Bond	1.375%	8/15/50	23,085	21,599
U.S. Treasury Note/Bond	1.625%	11/15/50	13,795	13,726
				1,937,111
Agency Bonds and Notes (1.5%)
Federal Farm Credit Banks Funding Corp.	3.050%	11/15/21	100	102
Federal Farm Credit Banks Funding Corp.	1.600%	12/28/21	225	228
Federal Farm Credit Banks Funding Corp.	0.375%	4/8/22	700	702

6

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Federal Farm Credit Banks Funding Corp.	0.125%	11/23/22	750	750
	Federal Farm Credit Banks Funding Corp.	1.770%	6/26/23	150	156
	Federal Farm Credit Banks Funding Corp.	3.500%	12/20/23	75	82
	Federal Home Loan Banks	3.000%	10/12/21	1,500	1,533
	Federal Home Loan Banks	1.625%	11/19/21	760	770
	Federal Home Loan Banks	1.875%	11/29/21	500	508
	Federal Home Loan Banks	1.625%	12/20/21	1,300	1,319
	Federal Home Loan Banks	0.250%	6/3/22	2,000	2,003
	Federal Home Loan Banks	2.125%	6/10/22	175	180
	Federal Home Loan Banks	0.125%	8/12/22	1,000	1,000
	Federal Home Loan Banks	2.000%	9/9/22	250	258
	Federal Home Loan Banks	0.125%	10/21/22	500	500
	Federal Home Loan Banks	1.375%	2/17/23	800	821
	Federal Home Loan Banks	2.125%	3/10/23	970	1,012
	Federal Home Loan Banks	2.500%	2/13/24	535	573
	Federal Home Loan Banks	1.500%	8/15/24	330	345
	Federal Home Loan Banks	0.500%	4/14/25	1,000	1,005
	Federal Home Loan Banks	0.375%	9/4/25	500	499
	Federal Home Loan Banks	3.250%	11/16/28	315	375
	Federal Home Loan Banks	5.500%	7/15/36	1,400	2,162
[1]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	818
[1]	Federal Home Loan Mortgage Corp.	0.250%	6/8/22	600	601
[1]	Federal Home Loan Mortgage Corp.	0.125%	7/25/22	800	800
[1]	Federal Home Loan Mortgage Corp.	0.375%	4/20/23	200	201
[1]	Federal Home Loan Mortgage Corp.	0.375%	5/5/23	600	603
[1]	Federal Home Loan Mortgage Corp.	2.750%	6/19/23	500	532
[1]	Federal Home Loan Mortgage Corp.	0.250%	6/26/23	2,000	2,004
[1]	Federal Home Loan Mortgage Corp.	0.250%	8/24/23	1,650	1,653
[1]	Federal Home Loan Mortgage Corp.	0.250%	9/8/23	1,800	1,802
[1]	Federal Home Loan Mortgage Corp.	0.250%	12/4/23	1,500	1,502
[1]	Federal Home Loan Mortgage Corp.	1.500%	2/12/25	1,200	1,256
[1]	Federal Home Loan Mortgage Corp.	0.375%	7/21/25	1,500	1,498
[1]	Federal Home Loan Mortgage Corp.	0.375%	9/23/25	2,000	1,995
[1]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	189
[1]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,358
[1]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	777
[1]	Federal National Mortgage Association	1.375%	10/7/21	1,200	1,212
[1]	Federal National Mortgage Association	2.000%	1/5/22	500	509
[1]	Federal National Mortgage Association	2.625%	1/11/22	216	221
[1]	Federal National Mortgage Association	2.250%	4/12/22	476	489
[1]	Federal National Mortgage Association	1.375%	9/6/22	350	357
[1]	Federal National Mortgage Association	2.000%	10/5/22	850	878
[1]	Federal National Mortgage Association	2.375%	1/19/23	2,394	2,503
[1]	Federal National Mortgage Association	0.250%	5/22/23	1,200	1,203
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	Federal National Mortgage Association	0.250%	7/10/23	2,000	2,004
[1]	Federal National Mortgage Association	2.875%	9/12/23	400	429
[1]	Federal National Mortgage Association	0.250%	11/27/23	1,000	1,001
[1]	Federal National Mortgage Association	2.500%	2/5/24	975	1,043
[1]	Federal National Mortgage Association	1.750%	7/2/24	1,028	1,082
[1]	Federal National Mortgage Association	2.625%	9/6/24	160	174
[1]	Federal National Mortgage Association	1.625%	10/15/24	970	1,020
[1]	Federal National Mortgage Association	1.625%	1/7/25	1,300	1,367
[1]	Federal National Mortgage Association	0.625%	4/22/25	1,000	1,011
[1]	Federal National Mortgage Association	0.500%	6/17/25	1,000	1,004
[1]	Federal National Mortgage Association	0.375%	8/25/25	2,000	1,996
[1]	Federal National Mortgage Association	0.500%	11/7/25	2,000	2,005
[1]	Federal National Mortgage Association	2.125%	4/24/26	575	625
[1]	Federal National Mortgage Association	1.875%	9/24/26	500	539
[1]	Federal National Mortgage Association	0.750%	10/8/27	1,000	1,000
[1]	Federal National Mortgage Association	6.250%	5/15/29	175	250
[1]	Federal National Mortgage Association	7.125%	1/15/30	925	1,411
[1]	Federal National Mortgage Association	7.250%	5/15/30	300	465
[1]	Federal National Mortgage Association	0.875%	8/5/30	1,000	983
[1]	Federal National Mortgage Association	6.625%	11/15/30	300	455
[1]	Federal National Mortgage Association	5.625%	7/15/37	275	437
[1]	Freddie Mac	0.125%	10/16/23	1,000	998
[1]	Freddie Mac	0.250%	11/6/23	1,000	1,001
	Private Export Funding Corp.	4.300%	12/15/21	100	104
	Private Export Funding Corp.	2.800%	5/15/22	125	129
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,110
	Private Export Funding Corp.	3.550%	1/15/24	100	109
	Private Export Funding Corp.	2.450%	7/15/24	100	107
	Private Export Funding Corp.	3.250%	6/15/25	50	56
	Tennessee Valley Authority	1.875%	8/15/22	175	180
	Tennessee Valley Authority	2.875%	9/15/24	191	209
	Tennessee Valley Authority	0.750%	5/15/25	200	203
	Tennessee Valley Authority	6.750%	11/1/25	134	173
	Tennessee Valley Authority	7.125%	5/1/30	1,000	1,528
	Tennessee Valley Authority	4.650%	6/15/35	175	243
	Tennessee Valley Authority	5.880%	4/1/36	250	385
	Tennessee Valley Authority	5.500%	6/15/38	100	153

7

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Tennessee Valley Authority	5.250%	9/15/39	412	621
	Tennessee Valley Authority	4.875%	1/15/48	100	151
	Tennessee Valley Authority	5.375%	4/1/56	50	85
	Tennessee Valley Authority	4.625%	9/15/60	180	279
	Tennessee Valley Authority	4.250%	9/15/65	200	295
					71,264
Conventional Mortgage-Backed Securities (20.3%)
[1,2]	Fannie Mae Pool	6.500%	9/1/32	16	17
[1,2]	Freddie Mac Gold Pool	2.000%	8/1/28–12/1/31	515	539
[1,2]	Freddie Mac Gold Pool	2.500%	4/1/27–2/1/43	9,934	10,409
[1,2]	Freddie Mac Gold Pool	3.000%	10/1/26–8/1/47	34,660	36,706
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25–11/1/48	41,600	44,600
[1,2]	Freddie Mac Gold Pool	4.000%	6/1/24–11/1/48	23,168	25,210
[1,2]	Freddie Mac Gold Pool	4.500%	4/1/21–10/1/48	11,448	12,622
[1,2]	Freddie Mac Gold Pool	5.000%	1/1/22–11/1/48	2,924	3,301
[1,2]	Freddie Mac Gold Pool	5.500%	7/1/22–6/1/41	2,108	2,421
[1,2]	Freddie Mac Gold Pool	6.000%	9/1/21–3/1/39	1,557	1,815
[1,2]	Freddie Mac Gold Pool	6.500%	8/1/23–4/1/39	474	547
[1,2]	Freddie Mac Gold Pool	7.000%	4/1/23–2/1/37	117	130
[1,2]	Freddie Mac Gold Pool	7.500%	1/1/23–4/1/28	8	11
[1,2]	Freddie Mac Gold Pool	8.000%	1/1/22–7/1/30	10	11
[1,2]	Freddie Mac Gold Pool	8.500%	7/1/24–11/1/30	9	10
[1,2]	Freddie Mac Gold Pool	9.000%	5/1/27–5/1/30	4	4
[2]	Ginnie Mae I Pool	3.000%	1/15/26–12/15/45	2,177	2,267
[2]	Ginnie Mae I Pool	3.500%	11/15/25–9/15/49	2,109	2,238
[2]	Ginnie Mae I Pool	4.000%	10/15/24–11/15/47	2,376	2,560
[2]	Ginnie Mae I Pool	4.500%	10/15/24–3/15/41	2,310	2,578
[2]	Ginnie Mae I Pool	5.000%	5/15/33–4/15/41	1,769	2,000
[2]	Ginnie Mae I Pool	5.500%	1/15/32–12/15/40	1,080	1,238
[2]	Ginnie Mae I Pool	6.000%	1/15/24–3/15/40	779	887
[2]	Ginnie Mae I Pool	6.500%	11/15/23–12/15/38	203	222
[2]	Ginnie Mae I Pool	7.000%	5/15/23–10/15/31	46	52
[2]	Ginnie Mae I Pool	7.500%	4/15/22–1/15/31	16	21
[2]	Ginnie Mae I Pool	8.000%	3/15/22–10/15/30	14	17
[2]	Ginnie Mae I Pool	8.500%	6/15/24–9/15/26	1	1
[2]	Ginnie Mae II Pool	2.000%	11/20/50	2,387	2,497
[2]	Ginnie Mae II Pool	2.500%	6/20/27–11/20/50	24,859	26,386
[2]	Ginnie Mae II Pool	3.000%	2/20/27–9/20/50	60,410	63,884
[2]	Ginnie Mae II Pool	3.500%	9/20/25–8/20/50	57,717	62,081
[2]	Ginnie Mae II Pool	4.000%	9/20/25–11/20/49	30,235	32,698
[2]	Ginnie Mae II Pool	4.500%	2/20/39–9/20/49	15,925	17,387
[2]	Ginnie Mae II Pool	5.000%	12/20/32–3/20/49	5,507	6,095
[2]	Ginnie Mae II Pool	5.500%	6/20/34–9/20/41	843	977
[2]	Ginnie Mae II Pool	6.000%	3/20/33–7/20/39	402	468
[2]	Ginnie Mae II Pool	6.500%	12/20/35–11/20/39	151	177
[2]	Ginnie Mae II Pool	7.000%	8/20/36–4/20/38	20	24
[1,2,3]	UMBS Pool	1.500%	1/16/36–1/14/51	25,543	26,016
[1,2,3]	UMBS Pool	2.000%	11/1/23–1/14/51	126,405	131,496
[1,2,3]	UMBS Pool	2.500%	1/1/27–1/14/51	110,571	116,410
[1,2,3]	UMBS Pool	3.000%	11/1/25–1/14/51	122,947	129,873
[1,2,3]	UMBS Pool	3.500%	9/1/25–1/14/51	86,329	92,448
[1,2,3]	UMBS Pool	4.000%	2/1/24–1/14/51	65,574	71,131
[1,2]	UMBS Pool	4.500%	11/1/22–7/1/50	30,588	33,766
[1,2]	UMBS Pool	5.000%	6/1/21–3/1/50	10,995	12,413
[1,2]	UMBS Pool	5.500%	6/1/21–6/1/49	4,256	4,936
[1,2]	UMBS Pool	6.000%	2/1/21–5/1/41	2,644	3,095
[1,2]	UMBS Pool	6.500%	12/1/23–10/1/39	701	813
[1,2]	UMBS Pool	7.000%	6/1/23–11/1/37	188	219
[1,2]	UMBS Pool	7.500%	11/1/22–2/1/32	23	25
[1,2]	UMBS Pool	8.000%	6/1/22–11/1/30	11	12
[1,2]	UMBS Pool	8.500%	7/1/22–4/1/31	4	4
[1,2]	UMBS Pool	9.500%	2/1/25	1	1
					987,766
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nonconventional Mortgage-Backed Securities (0.4%)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	2.799%	12/1/41	19	20
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	1.889%	9/1/37	40	42
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.392%	2.033%	10/1/37	16	17
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.432%	2.066%	7/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.474%	3.338%	3/1/43	49	50
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.553%	2.190%	9/1/43	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.560%	2.279%	7/1/43	97	100
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.601%	2.610%	6/1/43	26	26
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.613%	2.903%	8/1/39	20	20
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.623%	3.623%	2/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	2.337%	8/1/35	40	43
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.625%	2.424%	10/1/37	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	3.627%	3/1/38	4	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.635%	2.135%	11/1/36	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.643%	3.381%	1/1/37	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.657%	2.443%	10/1/42	16	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.660%	2.207%	9/1/40	4	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.665%	2.540%	6/1/36	1	1
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.684%	2.104%	12/1/33	5	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	2.212%	10/1/39	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	2.326%	9/1/42	36	37
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.149%	5/1/40	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.693%	2.364%	11/1/39	9	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.695%	2.445%	7/1/39	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.698%	2.453%	8/1/40	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.452%	1/1/42	21	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	2.678%	7/1/37	8	8
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	3.128%	12/1/40	11	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.701%	2.245%	10/1/42	16	17
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.705%	2.108%	11/1/39	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.722%	3.567%	5/1/42	22	23
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.729%	2.229%	9/1/34	4	4
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.736%	2.537%	9/1/43	32	33
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.739%	2.614%	6/1/41	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.747%	2.604%	7/1/41	26	28
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.750%	2.445%	10/1/40	6	6

8

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	3.512%	5/1/42	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.780%	3.780%	2/1/41	6	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.781%	3.098%	7/1/42	11	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.792%	3.383%	8/1/42	37	37
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	2.803%	3/1/42	15	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	3.795%	3/1/42	20	21
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	2.274%	11/1/41	20	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.185%	11/1/39	6	6
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	2.310%	11/1/33–10/1/40	18	20
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	3.810%	12/1/40	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.213%	11/1/41	11	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.573%	9/1/40	22	23
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	2.937%	1/1/42	15	16
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.287%	12/1/41	14	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.289%	12/1/40	8	9
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	2.315%	11/1/40	4	5
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.082%	5/1/41	11	12
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.815%	2/1/41	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.819%	3.528%	3/1/41	21	22
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.820%	2.609%	12/1/40	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.823%	2.327%	12/1/39	10	11
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.824%	3.824%	2/1/41	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.825%	3.825%	3/1/41	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	2.830%	6/1/41	14	15
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.830%	3.496%	4/1/41	17	17
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	3.526%	1/1/40	12	13
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.840%	2.566%	8/1/39	10	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.874%	3.610%	5/1/40	3	3
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.880%	2.809%	11/1/34	7	7
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	3.659%	4/1/37	9	10
[1,2,4]	Fannie Mae Pool, 12M USD LIBOR + 1.912%	2.787%	5/1/36	3	3
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.155%	3.780%	12/1/37	15	16
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.268%	2.393%	12/1/35	9	10
[1,2,4]	Fannie Mae Pool, 1YR CMT + 2.313%	3.623%	1/1/35	13	14
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.146%	1.396%	4/1/37	10	11
[1,2,4]	Fannie Mae Pool, 6M USD LIBOR + 1.840%	2.715%	8/1/37	10	11
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.487%	3.218%	3/1/37	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.588%	2.389%	9/1/37	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.625%	3.625%	1/1/38	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	2.135%	12/1/36	8	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	2.647%	5/1/42	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.660%	2.160%	10/1/37	8	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.695%	3.695%	2/1/37	6	6
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.727%	3.727%	1/1/35	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.743%	2.118%	12/1/36	15	15
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.745%	3.657%	12/1/40	14	15
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	3.500%	5/1/38	1	1
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.765%	2.219%	12/1/36	4	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.798%	2.040%	12/1/34	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.830%	2.773%	12/1/35	8	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.861%	3.213%	2/1/42	7	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.772%	6/1/40	6	6
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.813%	6/1/41	5	5
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	2.880%	6/1/40	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.044%	5/1/40	3	4
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.630%	5/1/40	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.880%	3.880%	12/1/40–3/1/41	18	19
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.889%	3.790%	2/1/42	8	8
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.894%	2.532%	9/1/40	18	19
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.363%	11/1/40	14	14

9

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.900%	2.806%	6/1/40	9	9
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	3.644%	1/1/41	2	2
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.910%	3.910%	2/1/41	12	12
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.006%	3.309%	5/1/37	14	15
[1,2,4]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 2.085%	4.085%	3/1/38	2	3
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.378%	11/1/34	18	19
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	2.934%	5/1/36	3	3
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.250%	3.757%	2/1/36	6	6
[1,2,4]	Freddie Mac Non Gold Pool, 1YR CMT + 2.410%	3.769%	10/1/36	9	10
[1,2,4]	Freddie Mac Non Gold Pool, 6M USD LIBOR + 1.355%	1.855%	6/1/37	7	7
[2,3]	Ginnie Mae	2.000%	1/21/51	12,607	13,180
[2,3]	Ginnie Mae	2.500%	1/21/51	3,828	4,052
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	1.625%	7/20/38	3	2
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.250%	7/20/41–8/20/41	30	31
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.875%	4/20/41–6/20/43	78	81
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.000%	1/20/41–3/20/43	78	82
[2,4]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.125%	10/20/38–12/20/42	112	116
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	2.375%	5/20/41	3	3
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.375%	5/20/41	5	6
[2,4]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.625%	11/20/40	1	1
					18,904
Total U.S. Government and Agency Obligations (Cost $2,853,872)					3,015,045
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[2]	Ally Auto Receivables Trust Class A3 Series 2018-1	2.350%	6/15/22	13	13
[2]	Ally Auto Receivables Trust Class A3 Series 2018-3	3.000%	1/17/23	10	10
[2]	Ally Auto Receivables Trust Class A3 Series 2019-2	2.230%	1/16/24	275	279
[2]	Ally Auto Receivables Trust Class A3 Series 2019-4	1.840%	6/17/24	230	233
[2]	Ally Auto Receivables Trust Class A4 Series 2018-1	2.530%	2/15/23	25	25
[2]	Ally Auto Receivables Trust Class A4 Series 2018-3	3.120%	7/17/23	50	52
[2]	Ally Auto Receivables Trust Class A4 Series 2019-2	2.260%	8/15/24	50	52
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ally Auto Receivables Trust Class A4 Series 2019-4	1.920%	1/15/25	25	26
[2]	Ally Master Owner Trust Class A Series 2018-2	3.290%	5/15/23	100	101
[2]	Ally Master Owner Trust Class A2 Series 2018-1	2.700%	1/17/23	425	425
[2]	American Express Credit Account Master Trust Class A Series 2017-7	2.350%	5/15/25	225	234
[2]	American Express Credit Account Master Trust Class A Series 2018-2	3.010%	10/15/25	250	265
[2]	American Express Credit Account Master Trust Class A Series 2018-4	2.990%	12/15/23	325	328
[2]	American Express Credit Account Master Trust Class A Series 2018-8	3.180%	4/15/24	100	102
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2018-1	3.070%	12/19/22	22	22
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2019-1	2.970%	11/20/23	67	68
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-1	1.110%	8/19/24	500	505
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-2	0.660%	12/18/24	25	25
[2]	AmeriCredit Automobile Receivables Trust Class A3 Series 2020-3	0.530%	6/18/25	25	25
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2018-1	3.260%	1/18/24	56	57
[2]	AmeriCredit Automobile Receivables Trust Class B Series 2020-3	0.760%	12/18/25	25	25
[2]	AmeriCredit Automobile Receivables Trust Class C Series 2018-1	3.500%	1/18/24	50	52
[2]	BA Credit Card Trust Class A1 Series 2018-A1	2.700%	7/17/23	475	476
[2]	BA Credit Card Trust Class A1 Series 2019-A1	1.740%	1/15/25	150	154
[2]	BA Credit Card Trust Class A2 Series 2018-A2	3.000%	9/15/23	400	403
[2]	BAMLL Commercial Mortgage Securities Trust Class A4 Series 2017-BNK3	3.574%	2/15/50	72	82
[2]	Banc of America Commercial Mortgage Trust Class A4 Series 2015-UBS7	3.705%	9/15/48	75	84
[2]	Banc of America Commercial Mortgage Trust Class AS Series 2017-BNK3	3.748%	2/15/50	28	32
[2]	Banc of America Commercial Mortgage Trust Class ASB Series 2015-UBS7	3.429%	9/15/48	48	51
[2]	BANK Class A2 Series 2018-BN14	4.128%	9/15/60	50	54
[2]	BANK Class A3 Series 2017-BNK9	3.279%	11/15/54	150	167
[2,4]	BANK Class A3 Series 2018-BN11	4.046%	3/15/61	100	118

10

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	BANK Class A3 Series 2019-BN19	3.183%	8/15/61	275	311
[2]	BANK Class A3 Series 2019-BN23	2.920%	12/15/52	180	200
[2]	BANK Class A3 Series 2019-BN24	2.960%	11/15/62	150	168
[2]	BANK Class A3 Series 2019-BNK20	3.011%	9/15/62	170	190
[2]	BANK Class A4 Series 2017-BNK6	3.254%	7/15/60	50	56
[2]	BANK Class A4 Series 2017-BNK7	3.175%	9/15/60	100	111
[2]	BANK Class A4 Series 2017-BNK8	3.488%	11/15/50	150	171
[2]	BANK Class A4 Series 2017-BNK9	3.538%	11/15/54	150	172
[2,4]	BANK Class A4 Series 2018-BN12	4.255%	5/15/61	125	149
[2]	BANK Class A4 Series 2018-BN13	3.953%	8/15/61	50	58
[2,4]	BANK Class A4 Series 2018-BN15	4.407%	11/15/61	110	133
[2,4]	BANK Class A4 Series 2018-BNK14	4.231%	9/15/60	100	119
[2]	BANK Class A4 Series 2019-BN16	4.005%	2/15/52	125	148
[2]	BANK Class A4 Series 2019-BN18	3.584%	5/15/62	375	434
[2]	BANK Class A4 Series 2019-BN22	2.978%	11/15/62	290	324
[2]	BANK Class A4 Series 2019-BNK17	3.714%	4/15/52	100	117
[2]	BANK Class A4 Series 2020-BN26	2.403%	3/15/63	175	187
[2]	BANK Class A4 Series 2020-BN29	1.997%	11/15/53	50	52
[2]	BANK Class A4 Series 2020-BNK28	1.844%	3/15/63	50	51
[2]	BANK Class A4 Series 2020-BNK30	1.925%	12/10/53	75	77
[2]	BANK Class A5 Series 2017-BNK5	3.390%	6/15/60	150	170
[2]	BANK Class A5 Series 2017-BNK6	3.518%	7/15/60	404	461
[2]	BANK Class A5 Series 2017-BNK7	3.435%	9/15/60	75	85
[2]	BANK Class A5 Series 2018-BN10	3.688%	2/15/61	250	288
[2,4]	BANK Class A5 Series 2018-BN13	4.217%	8/15/61	25	30
[2]	BANK Class A5 Series 2019-BN21	2.851%	10/17/52	375	415
[2]	BANK Class A5 Series 2020-BN25	2.649%	1/15/63	200	218
[2]	BANK Class A5 Series 2020-BN27	2.144%	4/15/63	150	158
[2]	BANK Class AS Series 2017-BNK5	3.624%	6/15/60	100	111
[2]	BANK Class AS Series 2017-BNK6	3.741%	7/15/60	404	453
[2]	BANK Class AS Series 2017-BNK7	3.748%	9/15/60	75	85
[2]	BANK Class AS Series 2017-BNK8	3.731%	11/15/50	25	29
[2,4]	BANK Class AS Series 2018-BN10	3.898%	2/15/61	50	57
[2,4]	BANK Class AS Series 2018-BN12	4.357%	5/15/61	50	59
[2,4]	BANK Class AS Series 2018-BN14	4.481%	9/15/60	25	30
[2]	BANK Class AS Series 2019-BN17	3.976%	4/15/52	25	29
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	BANK Class AS Series 2019-BN18	3.826%	5/15/62	50	58
[2]	BANK Class AS Series 2019-BN21	3.093%	10/17/52	75	83
[2]	BANK Class AS Series 2019-BN23	3.203%	12/15/52	75	84
[2,4]	BANK Class AS Series 2019-BN24	3.283%	11/15/62	75	84
[2]	BANK Class AS Series 2020-BN25	2.841%	1/15/63	65	70
[2]	BANK Class AS Series 2020-BN26	2.687%	3/15/63	55	59
[2]	BANK Class AS Series 2020-BN27	2.551%	4/15/63	50	53
[2]	BANK Class ASB Series 2018-BN10	3.641%	2/15/61	50	56
[2,4]	BANK Class C Series 2019-BNK19	4.034%	8/15/61	35	36
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C3	3.583%	5/15/52	700	814
[2]	Barclays Commercial Mortgage Trust Class A4 Series 2019-C5	3.063%	11/15/52	150	168
[2]	Barclays Commercial Mortgage Trust Class A5 Series 2019-C4	2.919%	8/15/52	275	304
[2]	Barclays Commercial Mortgage Trust Class AS Series 2019-C4	3.171%	8/15/52	25	28
[2,4]	Barclays Commercial Mortgage Trust Class AS Series 2019-C5	3.366%	11/15/52	100	112
[2]	BBCMS Mortgage Trust Class A4 Series 2017-C1	3.674%	2/15/50	325	372
[2]	BBCMS Mortgage Trust Class A4 Series 2020-C6	2.639%	2/15/53	100	110
[2]	BBCMS Mortgage Trust Class A5 Series 2018-C2	4.314%	12/15/51	125	150
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C7	2.037%	4/15/53	50	52
[2]	BBCMS Mortgage Trust Class A5 Series 2020-C8	2.040%	10/15/53	125	130
[2]	BBCMS Mortgage Trust Class AS Series 2017-C1	3.898%	2/15/50	100	113
[2]	BBCMS Mortgage Trust Class AS Series 2020-C6	2.840%	2/15/53	35	38
[2,4]	Bear Stearns Commercial Mortgage Securities Trust Class AM Series 2007-T26	5.432%	1/12/45	27	27
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B2	3.662%	2/15/51	125	131
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B3	3.848%	4/10/51	100	106
[2]	Benchmark Mortgage Trust Class A2 Series 2018-B6	4.203%	10/10/51	50	54

11

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Benchmark Mortgage Trust Class A3 Series 2020-IG1	2.687%	9/15/43	125	137
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B5	4.208%	7/15/51	75	89
[2]	Benchmark Mortgage Trust Class A4 Series 2018-B6	4.261%	10/10/51	50	60
[2,4]	Benchmark Mortgage Trust Class A4 Series 2018-B7	4.510%	5/15/53	175	213
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B10	3.717%	3/15/62	80	93
[2]	Benchmark Mortgage Trust Class A4 Series 2019-B13	2.952%	8/15/57	280	311
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B1	3.666%	1/15/51	100	115
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B2	3.882%	2/15/51	325	378
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B3	4.025%	4/10/51	225	264
[2,4]	Benchmark Mortgage Trust Class A5 Series 2018-B4	4.121%	7/15/51	350	414
[2]	Benchmark Mortgage Trust Class A5 Series 2018-B8	4.232%	1/15/52	125	150
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B11	3.542%	5/15/52	275	317
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B14	3.049%	12/15/62	225	252
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B15	2.928%	12/15/72	230	256
[2]	Benchmark Mortgage Trust Class A5 Series 2019-B9	4.016%	3/15/52	105	125
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B16	2.732%	2/15/53	100	110
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B17	2.289%	3/15/53	100	106
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B19	1.850%	9/15/53	63	65
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B20	2.034%	10/15/53	100	104
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B21	1.978%	12/17/53	125	129
[2]	Benchmark Mortgage Trust Class A5 Series 2020-B22	1.973%	1/15/54	100	103
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B1	3.878%	1/15/51	50	57
[2,4]	Benchmark Mortgage Trust Class AM Series 2018-B4	4.311%	7/15/51	75	87
[2]	Benchmark Mortgage Trust Class AM Series 2019-B10	3.979%	3/15/62	50	58
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	Benchmark Mortgage Trust Class AM Series 2020-B16	2.944%	2/15/53	25	27
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B2	4.084%	2/15/51	150	173
[2]	Benchmark Mortgage Trust Class AS Series 2018-B6	4.441%	10/10/51	25	30
[2,4]	Benchmark Mortgage Trust Class AS Series 2018-B8	4.532%	1/15/52	50	60
[2]	Benchmark Mortgage Trust Class AS Series 2019-B11	3.784%	5/15/52	75	86
[2]	Benchmark Mortgage Trust Class AS Series 2020-B17	2.583%	3/15/53	30	32
[2]	Benchmark Mortgage Trust Class AS Series 2020-B19	2.148%	9/15/53	25	26
[2]	Benchmark Mortgage Trust Class AS Series 2020-B20	2.375%	10/15/53	10	11
[2,4]	Benchmark Mortgage Trust Class AS Series 2020-IG1	2.909%	9/15/43	50	54
[2]	BMW Vehicle Owner Trust Class A3 Series 2018-A	2.350%	4/25/22	17	17
[2]	BMW Vehicle Owner Trust Class A3 Series 2020-A	0.480%	10/25/24	25	25
[2]	BMW Vehicle Owner Trust Class A4 Series 2018-A	2.510%	6/25/24	50	51
[2]	Cantor Commercial Real Estate Lending Class A4 Series 2019-CF3	3.006%	1/15/53	135	151
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF1	3.786%	5/15/52	125	147
[2]	Cantor Commercial Real Estate Lending Class A5 Series 2019-CF2	2.874%	11/15/52	140	155
[2]	Cantor Commercial Real Estate Lending Class AS Series 2019-CF3	3.298%	1/15/53	60	67
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2018-A1	3.010%	2/15/24	125	126
[2]	Capital One Multi-Asset Execution Trust Class A1 Series 2019-A1	2.840%	12/15/24	75	77
[2]	Capital One Multi-Asset Execution Trust Class A6 Series 2017-A6	2.290%	7/15/25	225	233
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2019-1	2.510%	11/15/23	100	102
[2]	Capital One Prime Auto Receivables Trust Class A3 Series 2020-1	1.600%	11/15/24	50	51
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2019-1	2.560%	10/15/24	35	36
[2]	Capital One Prime Auto Receivables Trust Class A4 Series 2020-1	1.630%	8/15/25	15	15
[2]	CarMax Auto Owner Trust Class A3 Series 2017-4	2.110%	10/17/22	17	17

12

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CarMax Auto Owner Trust Class A3 Series 2018-1	2.480%	11/15/22	27	28
[2]	CarMax Auto Owner Trust Class A3 Series 2018-2	2.980%	1/17/23	38	39
[2]	Carmax Auto Owner Trust Class A3 Series 2019-4	2.020%	11/15/24	180	185
[2]	Carmax Auto Owner Trust Class A3 Series 2020-1	1.890%	12/16/24	90	92
[2]	CarMax Auto Owner Trust Class A3 Series 2020-2	1.700%	11/15/24	25	25
[2]	CarMax Auto Owner Trust Class A3 Series 2020-3	0.620%	3/17/25	75	75
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.500%	8/15/25	475	475
[2]	CarMax Auto Owner Trust Class A3 Series 2020-4	0.630%	6/15/26	25	25
[2]	CarMax Auto Owner Trust Class A4 Series 2017-4	2.330%	5/15/23	50	51
[2]	CarMax Auto Owner Trust Class A4 Series 2018-1	2.640%	6/15/23	50	51
[2]	CarMax Auto Owner Trust Class A4 Series 2018-2	3.160%	7/17/23	50	52
[2]	CarMax Auto Owner Trust Class A4 Series 2019-4	2.130%	7/15/25	25	26
[2]	Carmax Auto Owner Trust Class A4 Series 2020-1	2.030%	6/16/25	15	16
[2]	CarMax Auto Owner Trust Class A4 Series 2020-3	0.770%	3/16/26	25	25
[2]	CD Commercial Mortgage Trust Class AAB Series 2017-CD3	3.453%	2/10/50	25	27
[2]	CD Commercial Mortgage Trust Class ASB Series 2017-CD6	3.332%	11/13/50	50	55
[2]	CD Mortgage Trust Class A4 Series 2016-CD1	2.724%	8/10/49	150	163
[2,4]	CD Mortgage Trust Class A4 Series 2016-CD2	3.526%	11/10/49	100	113
[2]	CD Mortgage Trust Class A4 Series 2017-CD3	3.631%	2/10/50	144	164
[2]	CD Mortgage Trust Class A4 Series 2018-CD7	4.279%	8/15/51	75	89
[2]	CD Mortgage Trust Class A4 Series 2019-CD8	2.912%	8/15/57	450	497
[2]	CD Mortgage Trust Class A5 Series 2017-CD6	3.456%	11/13/50	125	142
[2,4]	CD Mortgage Trust Class AM Series 2017-CD6	3.709%	11/13/50	75	84
[2]	CD Mortgage Trust Class AS Series 2017-CD3	3.833%	2/10/50	31	34
[2]	CenterPoint Energy Transition Bond Co. IV LLC Class A3 Series 2012-1	3.028%	10/15/25	315	332
[2]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C3	3.865%	1/10/48	125	142
[2,4]	CFCRE Commercial Mortgage Trust Class A3 Series 2016-C6	3.217%	11/10/49	250	275
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2016-C4	3.283%	5/10/58	150	164
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CFCRE Commercial Mortgage Trust Class A4 Series 2017-C8	3.572%	6/15/50	50	57
[2]	CFCRE Commercial Mortgage Trust Class AM Series 2016-C4	3.691%	5/10/58	100	110
[2]	CGMS Commercial Mortgage Trust Class A4 Series 2017-B1	3.458%	8/15/50	250	284
[2,4]	CGMS Commercial Mortgage Trust Class AS Series 2017-B1	3.711%	8/15/50	50	56
[2]	Chase Issuance Trust Class A1 Series 2020-A1	1.530%	1/15/25	450	462
[2]	Chase Issuance Trust Class A2 Series 2014-A2	2.770%	3/15/23	225	226
[2]	Chase Issuance Trust Class A7 Series 2012-A7	2.160%	9/15/24	313	323
[2]	Citibank Credit Card Issuance Trust Class A1 Series 2014-A1	2.880%	1/23/23	100	100
[2]	Citibank Credit Card Issuance Trust Class A1 Series 2018-A1	2.490%	1/20/23	550	551
[2]	Citibank Credit Card Issuance Trust Class A2 Series 2016-A2	2.190%	11/20/23	200	203
[2]	Citibank Credit Card Issuance Trust Class A3 Series 2018-A3	3.290%	5/23/25	450	483
[2]	Citibank Credit Card Issuance Trust Class A5 Series 2014-A5	2.680%	6/7/23	200	202
[2]	Citigroup Commercial Mortgage Trust Class A2 Series 2018-B2	3.788%	3/10/51	50	53
[2]	Citigroup Commercial Mortgage Trust Class A3 Series 2016-P4	2.646%	7/10/49	150	160
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2012-GC8	3.024%	9/10/45	69	71
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC11	3.093%	4/10/46	100	105
[2,4]	Citigroup Commercial Mortgage Trust Class A4 Series 2013-GC15	4.371%	9/10/46	50	55
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC19	4.023%	3/10/47	25	27
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC23	3.622%	7/10/47	100	109
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2014-GC25	3.635%	10/10/47	175	192

13

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC29	3.192%	4/10/48	175	191
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC31	3.762%	6/10/48	100	112
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2015-GC33	3.778%	9/10/58	100	112
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-C1	3.209%	5/10/49	125	139
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-GC37	3.314%	4/10/49	50	56
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2016-P4	2.902%	7/10/49	75	82
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2017-C4	3.471%	10/12/50	250	284
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2018-B2	4.009%	3/10/51	275	321
[2]	Citigroup Commercial Mortgage Trust Class A4 Series 2019-GC43	3.038%	11/10/52	275	307
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2014-GC21	3.855%	5/10/47	50	55
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2015-GC27	3.137%	2/10/48	225	244
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2016-GC36	3.616%	2/10/49	475	534
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2019-GC41	2.869%	8/10/56	225	248
[2]	Citigroup Commercial Mortgage Trust Class A5 Series 2020-GC46	2.717%	2/15/53	110	120
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2014-GC19	3.552%	3/10/47	16	17
[2]	Citigroup Commercial Mortgage Trust Class AAB Series 2016-C1	3.003%	5/10/49	55	58
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2013-GC15	4.649%	9/10/46	75	81
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2014-GC19	4.345%	3/10/47	25	27
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2015-GC27	3.571%	2/10/48	100	108
[2]	Citigroup Commercial Mortgage Trust Class AS Series 2017-C4	3.764%	10/12/50	50	56
[2,4]	Citigroup Commercial Mortgage Trust Class AS Series 2020-GC46	2.918%	2/15/53	45	49
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2014-GC21	4.328%	5/10/47	50	53
[2,4]	Citigroup Commercial Mortgage Trust Class B Series 2015-GC29	3.758%	4/10/48	84	89
[2]	COMM Mortgage Trust Class A2 Series 2014-CR15	2.928%	2/10/47	26	26
[2]	COMM Mortgage Trust Class A2 Series 2014-UBS6	2.935%	12/10/47	21	21
[2]	COMM Mortgage Trust Class A2 Series 2015-CR22	2.856%	3/10/48	14	14
[2]	COMM Mortgage Trust Class A3 Series 2012-CR4	2.853%	10/15/45	124	128
[2]	COMM Mortgage Trust Class A3 Series 2013-CR11	3.983%	8/10/50	40	43
[2]	COMM Mortgage Trust Class A3 Series 2013-CR12	3.765%	10/10/46	48	51
[2]	COMM Mortgage Trust Class A3 Series 2014-CR21	3.528%	12/10/47	160	172
[2]	COMM Mortgage Trust Class A3 Series 2017-COR2	3.510%	9/10/50	35	40
[2]	COMM Mortgage Trust Class A3 Series 2018-COR3	4.228%	5/10/51	125	149
[2]	COMM Mortgage Trust Class A4 Series 2012-CR2	3.147%	8/15/45	58	60
[2,4]	COMM Mortgage Trust Class A4 Series 2013-CR10	4.210%	8/10/46	20	22
[2]	COMM Mortgage Trust Class A4 Series 2013-CR11	4.258%	8/10/50	150	164
[2]	COMM Mortgage Trust Class A4 Series 2013-CR12	4.046%	10/10/46	50	54
[2]	COMM Mortgage Trust Class A4 Series 2013-CR6	3.101%	3/10/46	515	537
[2]	COMM Mortgage Trust Class A4 Series 2013-CR7	3.213%	3/10/46	31	32
[2,4]	COMM Mortgage Trust Class A4 Series 2013-CR9	4.219%	7/10/45	90	96
[2]	COMM Mortgage Trust Class A4 Series 2013-LC6	2.941%	1/10/46	83	87
[2,4]	COMM Mortgage Trust Class A4 Series 2014-CR15	4.074%	2/10/47	56	62
[2]	COMM Mortgage Trust Class A4 Series 2014-CR20	3.590%	11/10/47	50	55

14

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class A4 Series 2014-LC15	4.006%	4/10/47	150	164
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS3	3.819%	6/10/47	100	110
[2]	COMM Mortgage Trust Class A4 Series 2014-UBS5	3.838%	9/10/47	125	138
[2]	COMM Mortgage Trust Class A4 Series 2015-CCRE24	3.432%	8/10/48	242	266
[2]	COMM Mortgage Trust Class A4 Series 2015-CR23	3.497%	5/10/48	100	111
[2]	COMM Mortgage Trust Class A4 Series 2015-CR25	3.759%	8/10/48	125	140
[2]	COMM Mortgage Trust Class A4 Series 2015-CR26	3.630%	10/10/48	225	253
[2]	COMM Mortgage Trust Class A4 Series 2015-CR27	3.612%	10/10/48	125	140
[2]	COMM Mortgage Trust Class A4 Series 2015-LC19	3.183%	2/10/48	125	136
[2]	COMM Mortgage Trust Class A4 Series 2016-CR28	3.762%	2/10/49	150	169
[2,4]	COMM Mortgage Trust Class A5 Series 2013-CR8	3.612%	6/10/46	71	75
[2]	COMM Mortgage Trust Class A5 Series 2013-LC13	4.205%	8/10/46	40	43
[2]	COMM Mortgage Trust Class A5 Series 2014-CR17	3.977%	5/10/47	50	55
[2]	COMM Mortgage Trust Class A5 Series 2014-CR19	3.796%	8/10/47	175	193
[2]	COMM Mortgage Trust Class A5 Series 2014-LC17	3.917%	10/10/47	50	55
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS2	3.961%	3/10/47	54	59
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS4	3.694%	8/10/47	125	137
[2]	COMM Mortgage Trust Class A5 Series 2014-UBS6	3.644%	12/10/47	225	248
[2]	COMM Mortgage Trust Class A5 Series 2015-CR22	3.309%	3/10/48	150	165
[2]	COMM Mortgage Trust Class A5 Series 2015-DC1	3.350%	2/10/48	75	82
[2]	COMM Mortgage Trust Class A5 Series 2019-GC44	2.950%	8/15/57	115	128
[2]	COMM Mortgage Trust Class AM Series 2012-CR2	3.791%	8/15/45	65	67
[2,5]	COMM Mortgage Trust Class AM Series 2012-CR3	3.416%	10/15/45	78	80
[2,4]	COMM Mortgage Trust Class AM Series 2013-CR11	4.715%	8/10/50	30	33
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class AM Series 2013-CR12	4.300%	10/10/46	25	26
[2]	COMM Mortgage Trust Class AM Series 2013-LC6	3.282%	1/10/46	58	60
[2]	COMM Mortgage Trust Class AM Series 2014-CCRE19	4.080%	8/10/47	50	55
[2]	COMM Mortgage Trust Class AM Series 2014-CR16	4.278%	4/10/47	75	82
[2]	COMM Mortgage Trust Class AM Series 2014-UBS2	4.199%	3/10/47	15	16
[2]	COMM Mortgage Trust Class AM Series 2014-UBS4	3.968%	8/10/47	44	48
[2]	COMM Mortgage Trust Class AM Series 2014-UBS6	4.048%	12/10/47	50	55
[2,4]	COMM Mortgage Trust Class AM Series 2015-CR22	3.603%	3/10/48	100	110
[2]	COMM Mortgage Trust Class AM Series 2015-CR23	3.801%	5/10/48	50	55
[2]	COMM Mortgage Trust Class AM Series 2015-LC19	3.527%	2/10/48	50	54
[2]	COMM Mortgage Trust Class ASB Series 2013-CCRE11	3.660%	8/10/50	18	19
[2]	COMM Mortgage Trust Class ASB Series 2013-CR12	3.623%	10/10/46	30	31
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE15	3.595%	2/10/47	20	21
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE16	3.653%	4/10/47	35	36
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE17	3.598%	5/10/47	17	18
[2]	COMM Mortgage Trust Class ASB Series 2014-CCRE18	3.452%	7/15/47	32	33
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS2	3.472%	3/10/47	14	15
[2]	COMM Mortgage Trust Class ASB Series 2014-UBS6	3.387%	12/10/47	100	105
[2]	COMM Mortgage Trust Class ASB Series 2015-CCRE23	3.257%	5/10/48	65	69
[2]	COMM Mortgage Trust Class ASB Series 2015-CCRE27	3.404%	10/10/48	121	129
[2]	COMM Mortgage Trust Class ASB Series 2015-LC19	3.040%	2/10/48	21	22
[2]	COMM Mortgage Trust Class ASB Series 2016-DC2	3.550%	2/10/49	125	134
[2,4]	COMM Mortgage Trust Class B Series 2013-CR12	4.762%	10/10/46	25	25
[2,4]	COMM Mortgage Trust Class B Series 2014-CCRE15	4.692%	2/10/47	28	30

15

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	COMM Mortgage Trust Class B Series 2014-CR17	4.377%	5/10/47	25	26
[2]	COMM Mortgage Trust Class B Series 2014-UBS2	4.701%	3/10/47	10	11
[2,4]	COMM Mortgage Trust Class C Series 2013-LC6	4.242%	1/10/46	25	25
[2,4]	COMM Mortgage Trust Class C Series 2014-CCRE15	4.742%	2/10/47	50	53
[2]	CSAIL Commercial Mortgage Trust Class A3 Series 2019-C16	3.329%	6/15/52	275	313
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C1	3.505%	4/15/50	100	110
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C2	3.504%	6/15/57	150	166
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C3	3.718%	8/15/48	100	111
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2015-C4	3.808%	11/15/48	200	226
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2017-C8	3.392%	6/15/50	150	168
[2,4]	CSAIL Commercial Mortgage Trust Class A4 Series 2018-CX12	4.224%	8/15/51	25	30
[2]	CSAIL Commercial Mortgage Trust Class A4 Series 2019-C15	4.053%	3/15/52	225	263
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2016-C7	3.502%	11/15/49	200	223
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX10	3.458%	11/15/50	150	170
[2]	CSAIL Commercial Mortgage Trust Class A5 Series 2017-CX9	3.446%	9/15/50	50	56
[2,4]	CSAIL Commercial Mortgage Trust Class A5 Series 2018-CX11	4.033%	4/15/51	275	316
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C1	3.791%	4/15/50	75	82
[2,4]	CSAIL Commercial Mortgage Trust Class AS Series 2015-C2	3.849%	6/15/57	75	80
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C3	3.448%	8/15/48	78	82
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	CSAIL Commercial Mortgage Trust Class ASB Series 2015-C4	3.617%	11/15/48	48	51
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C1	4.044%	4/15/50	50	53
[2,4]	CSAIL Commercial Mortgage Trust Class B Series 2015-C3	4.126%	8/15/48	50	46
[2]	DBGS Mortgage Trust Class A4 Series 2018-C1	4.466%	10/15/51	100	122
[2]	DBJPM Mortgage Trust Class A4 Series 2016-C1	3.276%	5/10/49	75	83
[2]	DBJPM Mortgage Trust Class A5 Series 2016-C3	2.890%	8/10/49	100	109
[2]	DBJPM Mortgage Trust Class A5 Series 2017-C6	3.328%	6/10/50	100	113
[2]	DBJPM Mortgage Trust Class A5 Series 2020-C9	1.926%	9/15/53	50	52
[2,4]	DBJPM Mortgage Trust Class AM Series 2017-C6	3.561%	6/10/50	50	55
[2]	Discover Card Execution Note Trust Class A Series 2015-A3	1.890%	10/15/24	275	283
[2]	Discover Card Execution Note Trust Class A1 Series 2015-A1	3.030%	8/15/25	225	238
[2]	Discover Card Execution Note Trust Class A2 Series 2017-A2	2.390%	7/15/24	150	153
[2]	Drive Auto Receivables Trust Class B Series 2020-1	2.080%	7/15/24	75	76
[2]	Drive Auto Receivables Trust Class C Series 2018-2	3.630%	8/15/24	3	3
[2]	Drive Auto Receivables Trust Class C Series 2020-1	2.360%	3/16/26	50	51
[1,2,4]	Fannie Mae Multifamily Remic Trust Class A2 Series 2015-M12	2.797%	5/25/25	225	240
[1,2,4]	Fannie Mae-Aces Class 1A Series 2014-M7	3.234%	6/25/24	232	248
[1,2]	Fannie Mae-Aces Class A Series 2015-M2	2.620%	12/25/24	166	177
[1,2]	Fannie Mae-Aces Class A1 Series 2015-M8	2.344%	1/25/25	65	68
[1,2]	Fannie Mae-Aces Class A2 Series 2011-M4	3.726%	6/25/21	67	67
[1,2,4]	Fannie Mae-Aces Class A2 Series 2013-M14	3.329%	10/25/23	245	260
[1,2]	Fannie Mae-Aces Class A2 Series 2013-M7	2.280%	12/27/22	52	53
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M1	3.128%	7/25/23	275	290
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M13	3.021%	8/25/24	185	200
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M2	3.513%	12/25/23	244	261

16

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M3	3.495%	1/25/24	117	126
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M4	3.346%	3/25/24	167	179
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M6	2.679%	5/25/21	76	76
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M8	3.056%	6/25/24	143	153
[1,2,4]	Fannie Mae-Aces Class A2 Series 2014-M9	3.103%	7/25/24	189	205
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M1	2.532%	9/25/24	282	299
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M10	3.092%	4/25/27	100	111
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M15	2.923%	10/25/25	275	302
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M3	2.723%	10/25/24	92	98
[1,2]	Fannie Mae-Aces Class A2 Series 2015-M7	2.590%	12/25/24	171	182
[1,2,4]	Fannie Mae-Aces Class A2 Series 2015-M8	2.900%	1/25/25	100	108
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M11	2.369%	7/25/26	250	269
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M12	2.444%	9/25/26	250	269
[1,2,4]	Fannie Mae-Aces Class A2 Series 2016-M13	2.483%	9/25/26	75	82
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M3	2.702%	2/25/26	98	107
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M4	2.576%	3/25/26	100	108
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M42	1.270%	7/25/30	10	10
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M5	2.469%	4/25/26	200	216
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M7	2.499%	9/25/26	75	80
[1,2]	Fannie Mae-Aces Class A2 Series 2016-M9	2.292%	6/25/26	300	320
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M1	2.417%	10/25/26	200	218
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M12	3.079%	6/25/27	300	338
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M2	2.801%	2/25/27	200	222
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M4	2.584%	12/25/26	200	219
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M5	3.171%	4/25/29	75	86
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M7	2.961%	2/25/27	250	280
[1,2,4]	Fannie Mae-Aces Class A2 Series 2017-M8	3.061%	5/25/27	514	578
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M10	3.370%	7/25/28	125	145
[1,2]	Fannie Mae-Aces Class A2 Series 2018-M10	3.610%	2/25/31	300	358
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M12	3.639%	8/25/30	50	60
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M13	3.697%	9/25/30	200	242
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M14	3.578%	8/25/28	100	118
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M4	3.045%	3/25/28	165	188
[1,2,4]	Fannie Mae-Aces Class A2 Series 2018-M7	3.052%	3/25/28	100	114
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M1	3.555%	9/25/28	200	236
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M18	2.469%	8/25/29	250	272
[1,2,4]	Fannie Mae-Aces Class A2 Series 2019-M2	3.631%	11/25/28	200	234
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M5	3.273%	2/25/29	200	222
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M7	3.143%	4/25/29	230	264
[1,2]	Fannie Mae-Aces Class A2 Series 2019-M9	2.937%	4/25/29	325	365
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M1	2.444%	10/25/29	950	1,043
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M14	1.784%	5/25/30	150	155
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M22	2.522%	8/25/29	375	413
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M29	1.492%	5/25/30	100	101
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M46	1.323%	5/25/30	250	254
[1,2]	Fannie Mae-Aces Class A2 Series 2020-M5	2.210%	1/25/30	125	133
[1,2,4]	Fannie Mae-Aces Class A2 Series 2020-M52	1.320%	10/25/30	175	178
[1,2]	Fannie Mae-Aces Class A3 Series 2011-M2	3.764%	4/25/21	34	35

17

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M12	2.411%	3/25/23	170	176
[1,2,4]	Fannie Mae-Aces Class APT Series 2013-M14	2.548%	4/25/23	44	44
[1,2,4]	Fannie Mae-Aces Class ASV2 Series 2014-M12	2.614%	10/25/21	135	136
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2013-M4	2.608%	3/25/22	1	1
[1,2,4]	Fannie Mae-Aces Class ATS2 Series 2018-M2	2.902%	1/25/28	425	464
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2015-M4	2.509%	7/25/22	115	117
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M2	2.152%	1/25/23	118	121
[1,2]	Fannie Mae-Aces Class AV2 Series 2016-M7	2.157%	10/25/23	47	48
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M10	2.555%	7/25/24	110	117
[1,2,4]	Fannie Mae-Aces Class AV2 Series 2017-M15	3.136%	11/25/27	275	304
[2]	Fifth Third Auto Trust Class A3 Series 2019-1	2.640%	12/15/23	125	127
[2]	Fifth Third Auto Trust Class A4 Series 2019-1	2.690%	11/16/26	50	52
[2]	Ford Credit Auto Lease Trust Class A3 Series 2019-A	2.900%	5/15/22	30	30
[2]	Ford Credit Auto Lease Trust Class A4 Series 2019-A	2.980%	6/15/22	25	25
[2]	Ford Credit Auto Owner Trust Class A3 Series 2017-C	2.010%	3/15/22	23	23
[2]	Ford Credit Auto Owner Trust Class A3 Series 2019-A	2.780%	9/15/23	150	153
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-A	1.040%	8/15/24	25	25
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-B	0.560%	10/15/24	150	151
[2]	Ford Credit Auto Owner Trust Class A3 Series 2020-C	0.410%	7/15/25	75	75
[2]	Ford Credit Auto Owner Trust Class A4 Series 2019-A	2.850%	8/15/24	50	52
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-B	0.790%	11/15/25	35	35
[2]	Ford Credit Auto Owner Trust Class A4 Series 2020-C	0.510%	8/15/26	25	25
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2017-3	2.480%	9/15/24	170	176
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2018-2	3.170%	3/15/25	200	212
[2]	Ford Credit Floorplan Master Owner Trust Class A Series 2020-2	1.060%	9/15/27	50	51
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2018-1	2.950%	5/15/23	225	227
[2]	Ford Credit Floorplan Master Owner Trust Class A1 Series 2020-1	0.700%	9/15/25	275	276
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K030	2.779%	9/25/22	78	80
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K032	3.016%	2/25/23	102	105
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K033	2.871%	2/25/23	130	134
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K038	2.604%	10/25/23	34	35
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K039	2.683%	12/25/23	28	29
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K040	2.768%	4/25/24	59	61
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K042	2.267%	6/25/24	28	29
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K043	2.532%	10/25/23	27	28
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K045	2.493%	11/25/24	79	82
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K047	2.827%	12/25/24	64	67
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K080	3.736%	4/25/28	95	107
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K087	3.591%	10/25/27	94	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K121	0.995%	8/25/30	25	25
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K122	0.863%	5/25/30	15	15
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K718	2.375%	9/25/21	30	30
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A1 Series K730	3.452%	9/25/24	22	23
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K014	3.871%	4/25/21	96	96

18

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K017	2.873%	12/25/21	311	316
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K019	2.272%	3/25/22	143	146
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K020	2.373%	5/25/22	350	358
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K021	2.396%	6/25/22	225	231
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K026	2.510%	11/25/22	325	336
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K027	2.637%	1/25/23	325	337
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K028	3.111%	2/25/23	475	500
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K029	3.320%	2/25/23	325	344
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K030	3.250%	4/25/23	325	344
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K031	3.300%	4/25/23	1,215	1,291
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K032	3.310%	5/25/23	340	362
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K033	3.060%	7/25/23	325	345
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K034	3.531%	7/25/23	288	309
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K035	3.458%	8/25/23	400	429
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K036	3.527%	10/25/23	325	351
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K038	3.389%	3/25/24	400	435
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K039	3.303%	7/25/24	225	246
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K040	3.241%	9/25/24	275	302
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K041	3.171%	10/25/24	275	302
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K042	2.670%	12/25/24	25	27
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K043	3.062%	12/25/24	150	164
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K045	3.023%	1/25/25	175	192
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K046	3.205%	3/25/25	175	194
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K047	3.329%	5/25/25	175	195
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K048	3.284%	6/25/25	225	250
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K049	3.010%	7/25/25	125	138
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K050	3.334%	8/25/25	200	224
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K052	3.151%	11/25/25	125	139
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K053	2.995%	12/25/25	75	83
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K054	2.745%	1/25/26	200	220
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	150	164
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	100	110
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K063	3.430%	1/25/27	475	545
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	300	342
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	433	495
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	150	171

19

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	500	572
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	125	144
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	200	229
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	75	87
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	100	115
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	100	116
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K073	3.350%	1/25/28	125	145
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K074	3.600%	1/25/28	225	264
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K075	3.650%	2/25/28	150	177
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	350	418
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K078	3.854%	6/25/28	100	119
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K079	3.926%	6/25/28	25	30
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K080	3.926%	7/25/28	175	210
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K081	3.900%	8/25/28	100	120
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K082	3.920%	9/25/28	75	90
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K083	4.050%	9/25/28	1,700	2,059
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K084	3.780%	10/25/28	275	324
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K085	4.060%	10/25/28	225	272
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K087	3.771%	12/25/28	400	479
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	275	328
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K089	3.563%	1/25/29	25	30
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K090	3.422%	2/25/29	200	235
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K091	3.505%	3/25/29	450	532
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K092	3.298%	4/25/29	225	263
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K093	2.982%	5/25/29	400	457
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K094	2.903%	6/25/29	275	313
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K095	2.785%	6/25/29	275	310
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K096	2.519%	7/25/29	225	249
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K098	2.425%	8/25/29	450	496
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K099	2.595%	9/25/29	210	234
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K101	2.524%	10/25/29	370	412
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K102	2.537%	10/25/29	350	390
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K103	2.651%	11/25/29	300	337
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K104	2.253%	1/25/30	445	485
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K105	1.872%	1/25/30	95	101
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K106	2.069%	1/25/30	1,300	1,400

20

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K107	1.639%	1/25/30	100	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K108	1.517%	3/25/30	150	155
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K109	1.558%	4/25/30	425	440
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K110	1.477%	4/25/30	25	26
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K111	1.350%	5/25/30	25	25
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K114	1.366%	6/25/30	125	127
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K116	1.378%	7/25/30	320	326
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K117	1.406%	8/25/30	25	26
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K118	1.493%	9/25/30	400	411
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K120	1.500%	10/25/30	300	308
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K121	1.547%	10/25/30	175	181
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K122	1.521%	11/25/30	175	180
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1510	3.718%	1/25/31	75	90
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1511	3.470%	3/25/31	100	116
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1514	2.859%	10/25/34	225	257
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1515	1.940%	2/25/35	150	156
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1516	1.721%	5/25/35	225	227
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1517	1.716%	7/25/35	25	25
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K-1518	1.860%	10/25/35	100	103
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K152	3.080%	1/25/31	100	115
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K155	3.750%	11/25/32	100	121
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K157	3.990%	5/25/33	75	92
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K715	2.856%	1/25/21	13	13
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K716	3.130%	6/25/21	344	345
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K717	2.991%	9/25/21	221	223
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K718	2.791%	1/25/22	225	229
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K720	2.716%	6/25/22	150	154
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K723	2.454%	8/25/23	125	131
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K724	3.062%	11/25/23	100	107
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K726	2.905%	4/25/24	181	193
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K727	2.946%	7/25/24	200	215
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K728	3.064%	8/25/24	1,550	1,678
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K730	3.590%	1/25/25	275	305
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K731	3.600%	2/25/25	225	247
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K734	3.208%	2/25/26	375	418
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K735	2.862%	5/25/26	500	552

21

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K737	2.525%	10/25/26	400	438
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	100	104
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	25	26
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KC02	3.370%	7/25/25	175	189
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series KW01	2.853%	1/25/26	200	218
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1510	3.794%	1/25/34	125	154
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1511	3.542%	3/25/34	225	273
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K-1513	2.797%	8/25/34	335	380
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K154	3.459%	11/25/32	50	60
[1,2]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K155	3.750%	4/25/33	200	244
[1,2,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A3 Series K157	3.990%	8/25/33	75	94
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2019-2	2.670%	3/21/22	52	53
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-1	1.670%	12/20/22	25	25
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-2	0.800%	7/20/23	25	25
[2]	GM Financial Automobile Leasing Trust Class A3 Series 2020-3	0.450%	8/21/23	50	50
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2019-2	2.720%	3/20/23	50	51
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-1	1.700%	12/20/23	10	10
[2]	GM Financial Automobile Leasing Trust Class A4 Series 2020-3	0.510%	10/21/24	25	25
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2018-2	2.810%	12/16/22	47	47
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-1	1.840%	9/16/24	90	92
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-3	0.450%	4/16/25	175	176
[2]	GM Financial Consumer Automobile Receivables Trust Class A3 Series 2020-4	0.380%	8/18/25	115	115
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2018-2	3.020%	12/18/23	75	77
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-1	1.900%	3/17/25	30	31
[2]	GM Financial Consumer Automobile Receivables Trust Class A4 Series 2020-3	0.580%	1/16/26	25	25
[2]	GS Mortgage Securities Corp II Class A5 Series 2013-GC10	2.943%	2/10/46	92	95
[2]	GS Mortgage Securities Corp II Class AS Series 2013-GC10	3.279%	2/10/46	35	36
[2]	GS Mortgage Securities Trust Class A3 Series 2012-GC6	3.482%	1/10/45	299	304
[2]	GS Mortgage Securities Trust Class A3 Series 2012-GCJ9	2.773%	11/10/45	122	126
[2]	GS Mortgage Securities Trust Class A3 Series 2017-GS6	3.433%	5/10/50	150	169
[2]	GS Mortgage Securities Trust Class A4 Series 2011-GC5	3.707%	8/10/44	77	78
[2]	GS Mortgage Securities Trust Class A4 Series 2012-GCJ7	3.377%	5/10/45	107	109
[2]	GS Mortgage Securities Trust Class A4 Series 2013-GC12	3.135%	6/10/46	90	95
[2]	GS Mortgage Securities Trust Class A4 Series 2014-GC18	4.074%	1/10/47	200	217
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC30	3.382%	5/10/50	150	165
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC32	3.764%	7/10/48	50	56
[2]	GS Mortgage Securities Trust Class A4 Series 2015-GC34	3.506%	10/10/48	100	111
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS2	3.050%	5/10/49	75	82
[2]	GS Mortgage Securities Trust Class A4 Series 2016-GS3	2.850%	10/10/49	200	218
[2,4]	GS Mortgage Securities Trust Class A4 Series 2016-GS4	3.442%	11/10/49	75	84
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS5	3.674%	3/10/50	150	170
[2]	GS Mortgage Securities Trust Class A4 Series 2017-GS7	3.430%	8/10/50	261	295
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC39	3.567%	5/10/52	100	115

22

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC40	3.160%	7/10/52	150	169
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GC42	3.001%	9/1/52	275	307
[2]	GS Mortgage Securities Trust Class A4 Series 2019-GSA1	3.048%	11/10/52	125	140
[2,4]	GS Mortgage Securities Trust Class A5 Series 2013-GC13	4.051%	7/10/46	20	22
[2]	GS Mortgage Securities Trust Class A5 Series 2013-GC14	4.243%	8/10/46	150	163
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC22	3.862%	6/10/47	50	55
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC24	3.931%	9/10/47	125	138
[2]	GS Mortgage Securities Trust Class A5 Series 2014-GC26	3.629%	11/10/47	225	248
[2]	GS Mortgage Securities Trust Class A5 Series 2015-GC28	3.396%	2/10/48	150	164
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC45	2.911%	2/13/53	125	139
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GC47	2.377%	5/12/53	75	80
[2]	GS Mortgage Securities Trust Class A5 Series 2020-GSA2	2.012%	12/12/53	125	129
[2]	GS Mortgage Securities Trust Class AAB Series 2013-GC14	3.817%	8/10/46	16	16
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC22	3.467%	6/10/47	33	34
[2]	GS Mortgage Securities Trust Class AAB Series 2014-GC26	3.365%	11/10/47	59	62
[2]	GS Mortgage Securities Trust Class AAB Series 2015-GC32	3.513%	7/10/48	115	122
[2]	GS Mortgage Securities Trust Class AB Series 2015-GC34	3.278%	10/10/48	121	129
[2]	GS Mortgage Securities Trust Class AS Series 2013-GCJ2	3.375%	6/10/46	39	41
[2]	GS Mortgage Securities Trust Class AS Series 2014-GC26	3.964%	11/10/47	50	55
[2,4]	GS Mortgage Securities Trust Class AS Series 2016-GS4	3.645%	11/10/49	50	55
[2,4]	GS Mortgage Securities Trust Class AS Series 2017-GS5	3.826%	3/10/50	50	56
[2]	GS Mortgage Securities Trust Class AS Series 2017-GS7	3.663%	8/10/50	70	79
[2]	GS Mortgage Securities Trust Class AS Series 2019-GC42	3.212%	9/1/52	50	56
[2,4]	GS Mortgage Securities Trust Class AS Series 2020-GC45	3.173%	2/13/53	35	39
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	GS Mortgage Securities Trust Class AS Series 2020-GSA2	2.224%	12/12/53	25	26
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC24	4.511%	9/10/47	25	24
[2,4]	GS Mortgage Securities Trust Class B Series 2014-GC26	4.215%	11/10/47	50	52
[2,4]	GS Mortgage Securities Trust Class C Series 2017-GS6	4.322%	5/10/50	10	11
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2017-4	2.050%	11/22/21	3	3
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2018-1I	2.600%	2/15/22	49	50
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2018-2	3.010%	5/18/22	28	28
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2019-2	2.520%	6/21/23	150	153
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-1	1.610%	4/22/24	110	112
[2]	Honda Auto Receivables Owner Trust Class A3 Series 2020-3	0.370%	10/18/24	100	100
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2018-1I	2.780%	5/15/24	75	76
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2018-2	3.160%	8/19/24	50	51
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2019-2	2.540%	3/21/25	30	31
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-1	1.630%	10/21/26	20	21
[2]	Honda Auto Receivables Owner Trust Class A4 Series 2020-3	0.460%	4/19/27	25	25
[2]	Hyundai Auto Receivables Trust Class A3 Series 2018-A	2.790%	7/15/22	18	18
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-A	1.410%	11/15/24	10	10
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-B	0.480%	12/16/24	50	50
[2]	Hyundai Auto Receivables Trust Class A3 Series 2020-C	0.380%	5/15/25	50	50
[2]	Hyundai Auto Receivables Trust Class A4 Series 2018-A	2.940%	6/17/24	75	77
[2]	Hyundai Auto Receivables Trust Class A4 Series 2020-B	0.620%	12/15/25	25	25
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C6	3.507%	5/15/45	149	153
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A3 Series 2012-C8	2.829%	10/15/45	109	112

23

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2012-CBX	3.483%	6/15/45	163	166
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2013-C16	4.166%	12/15/46	100	109
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class A4 Series 2016-JP4	3.648%	12/15/49	100	114
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-C10	3.143%	12/15/47	51	54
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2013-LC11	2.960%	4/15/46	208	218
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2014-C20	3.805%	7/15/47	75	82
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2015-JP1	3.914%	1/15/49	75	85
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class A5 Series 2016-JP3	2.870%	8/15/49	250	273
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2013-C10	3.372%	12/15/47	39	41
[2,4]	JP Morgan Chase Commercial Mortgage Securities Trust Class AS Series 2016-JP4	3.870%	12/15/49	75	84
[2]	JP Morgan Chase Commercial Mortgage Securities Trust Class B Series 2013-LC11	3.499%	4/15/46	50	49
[2]	JPMBB Commercial Mortgage Securities Trust Class A2 Series 2014-C24	2.940%	11/15/47	11	11
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2014-C19	3.669%	4/15/47	50	50
[2]	JPMBB Commercial Mortgage Securities Trust Class A3 Series 2015-C31	3.801%	8/15/48	107	120
[2,4]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2013-C14	4.133%	8/15/46	100	106
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C19	3.997%	4/15/47	95	104
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C22	3.801%	9/15/47	175	192
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2014-C26	3.494%	1/15/48	175	192
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C27	3.179%	2/15/48	59	64
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C28	3.227%	10/15/48	125	136
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C29	3.611%	5/15/48	100	111
[2]	JPMBB Commercial Mortgage Securities Trust Class A4 Series 2015-C33	3.770%	12/15/48	82	93
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C12	3.664%	7/15/45	39	42
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2013-C15	4.131%	11/15/45	65	71
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C18	4.079%	2/15/47	127	139
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C21	3.775%	8/15/47	25	27
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C23	3.934%	9/15/47	85	94
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C24	3.639%	11/15/47	50	55
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2014-C25	3.672%	11/15/47	200	220
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C30	3.822%	7/15/48	100	112
[2]	JPMBB Commercial Mortgage Securities Trust Class A5 Series 2015-C32	3.598%	11/15/48	125	140
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C12	4.038%	7/15/45	26	28
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C14	4.409%	8/15/46	30	32
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2013-C15	4.420%	11/15/45	35	38

24

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C18	4.439%	2/15/47	25	27
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C19	4.243%	4/15/47	50	55
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C22	4.110%	9/15/47	50	55
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C23	4.202%	9/15/47	50	55
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C24	3.914%	11/15/47	75	81
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C25	4.065%	11/15/47	50	55
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2014-C26	3.800%	1/15/48	50	55
[2]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C28	3.532%	10/15/48	50	54
[2,4]	JPMBB Commercial Mortgage Securities Trust Class AS Series 2015-C30	4.226%	7/15/48	50	56
[2,4]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C14	3.761%	8/15/46	22	23
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2013-C15	3.659%	11/15/45	6	6
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2014-C21	3.428%	8/15/47	22	23
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C27	3.017%	2/15/48	92	96
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C29	3.304%	5/15/48	50	53
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C30	3.559%	7/15/48	111	116
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C31	3.540%	8/15/48	49	52
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2015-C32	3.358%	11/15/48	111	118
[2]	JPMBB Commercial Mortgage Securities Trust Class ASB Series 2016-C1	3.316%	3/15/49	73	78
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,4]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C18	4.794%	2/15/47	30	32
[2]	JPMBB Commercial Mortgage Securities Trust Class B Series 2014-C26	3.951%	1/15/48	50	53
[2]	JPMCC Commercial Mortgage Securities Trust Class A2 Series 2017-JP6	3.050%	7/15/50	31	32
[2]	JPMCC Commercial Mortgage Securities Trust Class A4 Series 2019-COR5	3.386%	6/13/52	200	228
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP5	3.723%	3/15/50	400	458
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2017-JP6	3.490%	7/15/50	100	113
[2]	JPMCC Commercial Mortgage Securities Trust Class A5 Series 2019-COR4	4.029%	3/10/52	300	356
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2017-JP6	3.744%	7/15/50	100	112
[2]	JPMCC Commercial Mortgage Securities Trust Class AS Series 2019-COR5	3.669%	6/13/52	25	28
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2016-C2	3.144%	6/15/49	75	83
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2018-C8	4.211%	6/15/51	225	267
[2]	JPMDB Commercial Mortgage Securities Trust Class A4 Series 2019-COR6	3.057%	11/13/52	175	196
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2017-C7	3.409%	10/15/50	75	85
[2]	JPMDB Commercial Mortgage Securities Trust Class A5 Series 2020-COR7	2.180%	5/13/53	50	52
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2016-C2	3.484%	6/15/49	50	54
[2,4]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2017-C7	3.713%	10/15/50	50	57
[2]	JPMDB Commercial Mortgage Securities Trust Class AS Series 2018-C8	4.421%	6/15/51	25	29
[2]	Mercedes-Benz Auto Lease Trust Class A3 Series 2020-A	1.840%	12/15/22	50	51
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-A	1.880%	9/15/25	25	26

25

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Mercedes-Benz Auto Lease Trust Class A4 Series 2020-B	0.500%	6/15/26	10	10
[2]	Mercedes-Benz Auto Receivables Trust Class A3 Series 2020-1	0.550%	2/18/25	50	50
[2]	Mercedes-Benz Auto Receivables Trust Class A4 Series 2020-1	0.770%	10/15/26	10	10
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A3 Series 2017-C34	3.276%	11/15/52	125	137
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2012-C5	3.176%	8/15/45	100	103
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C11	4.152%	8/15/46	40	43
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C12	4.259%	10/15/46	100	109
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C7	2.918%	2/15/46	68	71
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C8	3.134%	12/15/48	100	105
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2013-C9	3.102%	5/15/46	50	53
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2014-C19	3.526%	12/15/47	75	82
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C20	3.249%	2/15/48	200	217
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C22	3.306%	4/15/48	75	82
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C23	3.719%	7/15/50	125	140
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C24	3.732%	5/15/48	75	84
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2015-C27	3.753%	12/15/47	75	84
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2016-C28	3.544%	1/15/49	225	252
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A4 Series 2017-C34	3.536%	11/15/52	150	170
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C14	4.064%	2/15/47	100	108
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2014-C16	3.892%	6/15/47	100	109
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C25	3.635%	10/15/48	75	84
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2015-C26	3.531%	10/15/48	75	84
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C30	2.860%	9/15/49	200	219
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2016-C31	3.102%	11/15/49	250	276
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class A5 Series 2017-C33	3.599%	5/15/50	150	170
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C11	4.352%	8/15/46	20	19
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C7	3.214%	2/15/46	14	14
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C8	3.376%	12/15/48	50	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2013-C9	3.456%	5/15/46	50	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class AS Series 2017-C33	3.852%	5/15/50	100	112
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C16	3.477%	6/15/47	17	18
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2014-C19	3.326%	12/15/47	41	43
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C20	3.069%	2/15/48	42	44
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C22	3.040%	4/15/48	89	94
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C23	3.398%	7/15/50	46	48
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C25	3.383%	10/15/48	120	127
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C26	3.323%	10/15/48	72	77

26

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2015-C27	3.557%	12/15/47	49	52
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Class ASB Series 2016-C28	3.288%	1/15/49	100	105
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C14	4.860%	2/15/47	100	107
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C16	4.335%	6/15/47	50	51
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2014-C18	4.481%	10/15/47	50	54
[2,4]	Morgan Stanley Bank of America Merrill Lynch Trust Class B Series 2015-C22	3.883%	4/15/48	50	52
[2]	Morgan Stanley Capital I Trust Class A3 Series 2019-L2	3.806%	3/15/52	50	58
[2]	Morgan Stanley Capital I Trust Class A3 Series 2020-L4	2.698%	2/15/53	175	190
[2]	Morgan Stanley Capital I Trust Class A4 Series 2012-C4	3.244%	3/15/45	350	356
[2]	Morgan Stanley Capital I Trust Class A4 Series 2015-UBS8	3.809%	12/15/48	75	84
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-BNK2	3.049%	11/15/49	100	110
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UB11	2.782%	8/15/49	200	218
[2]	Morgan Stanley Capital I Trust Class A4 Series 2016-UBS12	3.596%	12/15/49	200	226
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-H6	3.417%	6/15/52	250	283
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L2	4.071%	3/15/52	150	177
[2]	Morgan Stanley Capital I Trust Class A4 Series 2019-L3	3.127%	11/15/52	200	223
[2]	Morgan Stanley Capital I Trust Class A5 Series 2017-H1	3.530%	6/15/50	150	170
[2]	Morgan Stanley Capital I Trust Class AS Series 2012-C4	3.773%	3/15/45	75	76
[2]	Morgan Stanley Capital I Trust Class AS Series 2016-BNK2	3.282%	11/15/49	83	91
[2]	Morgan Stanley Capital I Trust Class AS Series 2019-H6	3.700%	6/15/52	25	28
[2]	Morgan Stanley Capital I Trust Class AS Series 2020-L4	2.880%	2/15/53	25	27
[2]	Nissan Auto Lease Trust Class A3 Series 2020-A	1.840%	1/17/23	50	51
[2]	Nissan Auto Lease Trust Class A4 Series 2020-A	1.880%	4/15/25	25	26
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2018-A	2.650%	5/16/22	28	29
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2019-B	2.500%	11/15/23	125	127
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2019-C	1.930%	7/15/24	150	153
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	0.550%	7/15/24	50	50
[2]	Nissan Auto Receivables Owner Trust Class A3 Series 2020-A	1.380%	12/16/24	50	51
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2017-B	1.950%	10/16/23	99	99
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2018-A	2.890%	6/17/24	100	102
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-B	2.540%	12/15/25	30	31
[2]	Nissan Auto Receivables Owner Trust Class A4 Series 2019-C	1.950%	5/15/26	35	36
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-2	0.960%	11/15/24	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-3	0.690%	3/17/25	25	25
[2]	Santander Drive Auto Receivables Trust Class B Series 2020-4	0.730%	3/17/25	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2018-2	3.350%	7/17/23	28	28
[2]	Santander Drive Auto Receivables Trust Class C Series 2018-3	3.510%	8/15/23	28	28
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-2	1.460%	9/15/25	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-3	1.120%	1/15/26	25	25
[2]	Santander Drive Auto Receivables Trust Class C Series 2020-4	1.010%	1/15/26	25	25
[2]	Synchrony Card Issuance Trust Class A Series 2018-A1	3.380%	9/15/24	275	281
[2]	Synchrony Credit Card Master Note Trust Class A Series 2016-2	2.210%	5/15/24	373	375
[2]	Synchrony Credit Card Master Note Trust Class A Series 2017-2	2.620%	10/15/25	150	156
[2]	Synchrony Credit Card Master Note Trust Class A Series 2018-1	2.970%	3/15/24	275	276
[2]	Synchrony Credit Card Master Note Trust Class A Series 2018-2	3.470%	5/15/26	275	294
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2017-D	1.930%	1/18/22	27	27
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2018-A	2.350%	5/16/22	31	31

27

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2018-B	2.960%	9/15/22	58	59
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-A	1.660%	5/15/24	135	138
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-B	1.360%	8/15/24	10	10
[2]	Toyota Auto Receivables Owner Trust Class A3 Series 2020-D	0.350%	1/15/25	75	75
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2018-A	2.520%	5/15/23	50	51
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2018-B	3.110%	11/15/23	25	26
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-A	1.680%	5/15/25	25	26
[2]	Toyota Auto Receivables Owner Trust Class A4 Series 2020-D	0.470%	1/15/26	25	25
[2]	UBS Commercial Mortgage Trust Class A2 Series 2018-C13	4.208%	10/15/51	24	26
[2]	UBS Commercial Mortgage Trust Class A3 Series 2017-C4	3.301%	10/15/50	100	110
[2]	UBS Commercial Mortgage Trust Class A3 Series 2018-C8	3.720%	2/15/51	150	172
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C1	3.460%	6/15/50	100	112
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C2	3.487%	8/15/50	150	171
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C3	3.426%	8/15/50	175	198
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C4	3.563%	10/15/50	150	169
[2]	UBS Commercial Mortgage Trust Class A4 Series 2017-C7	3.679%	12/15/50	150	173
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C13	4.334%	10/15/51	75	90
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C14	4.448%	12/15/51	225	271
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C15	4.341%	12/15/51	125	149
[2]	UBS Commercial Mortgage Trust Class A4 Series 2018-C8	3.983%	2/15/51	275	322
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C16	3.605%	4/15/52	100	115
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C17	2.921%	10/15/52	125	137
[2]	UBS Commercial Mortgage Trust Class A4 Series 2019-C18	3.035%	12/15/52	75	83
[2]	UBS Commercial Mortgage Trust Class A5 Series 2017-C5	3.474%	11/15/50	100	113
[2,4]	UBS Commercial Mortgage Trust Class A5 Series 2018-C11	4.241%	6/15/51	125	147
[2]	UBS Commercial Mortgage Trust Class A5 Series 2018-C12	4.296%	8/15/51	100	119
[2]	UBS Commercial Mortgage Trust Class AS Series 2017-C1	3.724%	6/15/50	50	56
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C2	3.740%	8/15/50	50	56
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C3	3.739%	8/15/50	75	84
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C4	3.836%	10/15/50	62	70
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2017-C7	4.061%	12/15/50	100	112
[2,4]	UBS Commercial Mortgage Trust Class AS Series 2018-C8	4.215%	2/15/51	75	87
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C5	3.185%	3/10/46	104	109
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2013-C6	3.244%	4/10/46	165	173
[2]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2018-C10	4.313%	5/15/51	175	207
[2,4]	UBS-Barclays Commercial Mortgage Trust Class A4 Series 2018-C9	4.117%	3/15/51	275	322
[2]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2013-C6	3.469%	4/10/46	25	26
[2]	UBS-Barclays Commercial Mortgage Trust Class AS Series 2019-C16	3.887%	4/15/52	25	29

28

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A2 Series 2015-NXS1	2.632%	5/15/48	7	7
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2012-LC5	2.918%	10/15/45	62	64
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2014-LC18	3.271%	12/15/47	42	43
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-BNK1	2.652%	8/15/49	150	162
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2016-C36	2.807%	11/15/59	50	54
[2]	Wells Fargo Commercial Mortgage Trust Class A3 Series 2017-C40	3.317%	10/15/50	100	110
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C26	3.166%	2/15/48	75	82
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C27	3.190%	2/15/48	234	249
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C28	3.540%	5/15/48	175	194
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-C29	3.637%	6/15/48	175	195
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-LC22	3.839%	9/15/58	75	85
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-P2	3.809%	12/15/48	50	57
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2015-SG1	3.789%	9/15/48	209	232
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C32	3.560%	1/15/59	125	139
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C33	3.426%	3/15/59	325	364
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-C34	3.096%	6/15/49	75	81
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2016-LC24	2.942%	10/15/49	162	178
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C40	3.581%	10/15/50	150	171
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2017-C41	3.472%	11/15/50	250	283
[2,4]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C43	4.012%	3/15/51	275	322
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C45	4.184%	6/15/51	200	236
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C46	4.152%	8/15/51	75	88
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2018-C47	4.442%	9/15/61	150	180
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C51	3.311%	6/15/52	200	227
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C53	3.040%	10/15/52	200	224
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2019-C54	3.146%	12/15/52	100	113
[2]	Wells Fargo Commercial Mortgage Trust Class A4 Series 2020-C58	2.092%	7/15/53	50	52
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC16	3.817%	8/15/50	75	82
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2014-LC18	3.405%	12/15/47	125	137
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-LC20	3.184%	4/15/50	276	302
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2015-NXS1	3.148%	5/15/48	50	55
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2016-C37	3.794%	12/15/49	100	114
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C38	3.453%	7/15/50	192	218
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2017-C39	3.418%	9/15/50	175	198
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2018-C44	4.212%	5/15/51	175	206
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C49	4.023%	3/15/52	225	266

29

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C50	3.729%	5/15/52	125	145
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2019-C52	2.892%	8/15/52	270	298
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C55	2.725%	2/15/53	165	181
[2]	Wells Fargo Commercial Mortgage Trust Class A5 Series 2020-C56	2.448%	6/15/53	50	54
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2014-LC18	3.808%	12/15/47	75	83
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C26	3.580%	2/15/48	50	54
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-C28	3.872%	5/15/48	31	34
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2015-LC22	4.207%	9/15/58	75	84
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C38	3.665%	7/15/50	54	60
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C39	3.702%	9/15/50	100	112
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2017-C40	3.854%	10/15/50	25	28
[2,4]	Wells Fargo Commercial Mortgage Trust Class AS Series 2018-C43	4.152%	3/15/51	50	58
[2]	Wells Fargo Commercial Mortgage Trust Class AS Series 2019-C52	3.143%	8/15/52	100	111
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C26	2.991%	2/15/48	107	112
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-C29	3.400%	6/15/48	111	117
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC20	2.978%	4/15/50	25	27
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-LC22	3.571%	9/15/58	47	50
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-NXS1	2.934%	5/15/48	42	43
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2015-P2	3.656%	12/15/48	100	107
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-C32	3.324%	1/15/59	58	62
[2]	Wells Fargo Commercial Mortgage Trust Class ASB Series 2016-LC24	2.825%	10/15/49	100	105
[2]	Wells Fargo Commercial Mortgage Trust Class B Series 2015-LC20	3.719%	4/15/50	50	53
[2]	WFRBS Commercial Mortgage Trust Class A2 Series 2012-C7	3.431%	6/15/45	125	128
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C8	3.001%	8/15/45	75	77
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2012-C9	2.870%	11/15/45	122	126
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C19	3.660%	3/15/47	18	18
[2]	WFRBS Commercial Mortgage Trust Class A3 Series 2014-C24	3.428%	11/15/47	38	39
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2012-C6	3.440%	4/15/45	166	168
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C12	3.198%	3/15/48	39	41
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C13	3.001%	5/15/45	76	80
[2,4]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C15	4.153%	8/15/46	100	108
[2]	WFRBS Commercial Mortgage Trust Class A4 Series 2013-C17	4.023%	12/15/46	25	27
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C11	3.071%	3/15/45	94	98
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C14	3.337%	6/15/46	150	159
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2013-C16	4.415%	9/15/46	30	33
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C19	4.101%	3/15/47	50	55
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C20	3.995%	5/15/47	25	27

30

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C21	3.678%	8/15/47	75	82
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C22	3.752%	9/15/57	150	165
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C23	3.917%	10/15/57	50	55
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-C24	3.607%	11/15/47	65	71
[2]	WFRBS Commercial Mortgage Trust Class A5 Series 2014-LC14	4.045%	3/15/47	140	153
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2012-C7	4.090%	6/15/45	100	101
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C12	3.560%	3/15/48	18	19
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C13	3.345%	5/15/45	15	16
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C14	3.488%	6/15/46	75	78
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C15	4.358%	8/15/46	20	21
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C16	4.668%	9/15/46	50	54
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2013-C17	4.255%	12/15/46	25	27
[2]	WFRBS Commercial Mortgage Trust Class AS Series 2014-C20	4.176%	5/15/47	25	27
[2,4]	WFRBS Commercial Mortgage Trust Class AS Series 2014-LC14	4.351%	3/15/47	60	65
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C15	3.720%	8/15/46	10	10
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C16	3.963%	9/15/46	18	19
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2013-C17	3.558%	12/15/46	15	16
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C19	3.618%	3/15/47	17	17
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C20	3.638%	5/15/47	17	18
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-C23	3.636%	10/15/57	60	63
[2]	WFRBS Commercial Mortgage Trust Class ASB Series 2014-LC14	3.522%	3/15/47	38	39
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2013-C17	4.788%	12/15/46	25	27
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C19	4.723%	3/15/47	25	27
[2,4]	WFRBS Commercial Mortgage Trust Class B Series 2014-C22	4.371%	9/15/57	25	27
[2]	World Financial Network Credit Card Master Note Trust Class A Series 2018-A	3.070%	12/16/24	200	201
[2]	World Omni Auto Receivables Trust Class A3 Series 2019-C	1.960%	12/16/24	125	127
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.700%	1/17/23	50	51
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-A	1.100%	4/15/25	90	91
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-B	0.630%	5/15/25	50	50
[2]	World Omni Auto Receivables Trust Class A3 Series 2020-C	0.480%	11/17/25	50	50
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-A	1.790%	6/16/25	25	26
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-B	0.820%	1/15/26	10	10
[2]	World Omni Auto Receivables Trust Class A4 Series 2020-C	0.610%	10/15/26	25	25
[2]	World Omni Automobile Lease Securitization Trust Class A3 Series 2020-B	0.450%	2/15/24	100	100
[2]	World Omni Automobile Lease Securitization Trust Class A4 Series 2020-B	0.520%	2/17/26	25	25
[2]	World Omni Select Auto Trust Class A3 Series 2020-A	0.550%	7/15/25	25	25
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $120,519)					128,762
Corporate Bonds (29.8%)
Communications (2.7%)
	Activision Blizzard Inc.	3.400%	9/15/26	160	182
	Activision Blizzard Inc.	1.350%	9/15/30	150	147
	Activision Blizzard Inc.	4.500%	6/15/47	200	260
	Activision Blizzard Inc.	2.500%	9/15/50	300	290
	Alphabet Inc.	0.450%	8/15/25	500	500
	Alphabet Inc.	0.800%	8/15/27	500	498
	Alphabet Inc.	1.100%	8/15/30	500	492
	Alphabet Inc.	1.900%	8/15/40	200	195
	Alphabet Inc.	2.050%	8/15/50	500	477

31

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alphabet Inc.	2.250%	8/15/60	500	479
	America Movil SAB de CV	3.125%	7/16/22	300	312
	America Movil SAB de CV	3.625%	4/22/29	200	226
	America Movil SAB de CV	2.875%	5/7/30	200	217
	America Movil SAB de CV	6.375%	3/1/35	300	450
	America Movil SAB de CV	6.125%	11/15/37	150	214
	America Movil SAB de CV	6.125%	3/30/40	200	295
	America Movil SAB de CV	4.375%	7/16/42	250	312
	America Movil SAB de CV	4.375%	4/22/49	400	514
	AT&T Inc.	3.000%	6/30/22	767	793
	AT&T Inc.	4.050%	12/15/23	100	110
	AT&T Inc.	4.450%	4/1/24	250	279
	AT&T Inc.	3.950%	1/15/25	268	301
	AT&T Inc.	3.400%	5/15/25	940	1,043
	AT&T Inc.	3.600%	7/15/25	275	309
	AT&T Inc.	4.125%	2/17/26	515	595
	AT&T Inc.	3.800%	2/15/27	700	804
	AT&T Inc.	2.300%	6/1/27	450	480
	AT&T Inc.	1.650%	2/1/28	500	509
	AT&T Inc.	4.100%	2/15/28	402	472
	AT&T Inc.	4.350%	3/1/29	650	773
	AT&T Inc.	4.300%	2/15/30	660	788
	AT&T Inc.	2.750%	6/1/31	450	480
	AT&T Inc.	2.250%	2/1/32	600	608
[5]	AT&T Inc.	2.550%	12/1/33	472	485
	AT&T Inc.	4.500%	5/15/35	200	242
	AT&T Inc.	5.250%	3/1/37	500	645
	AT&T Inc.	4.900%	8/15/37	300	374
	AT&T Inc.	4.850%	3/1/39	480	595
	AT&T Inc.	3.500%	6/1/41	500	539
	AT&T Inc.	5.550%	8/15/41	225	298
	AT&T Inc.	5.150%	3/15/42	375	478
	AT&T Inc.	4.900%	6/15/42	525	655
	AT&T Inc.	4.300%	12/15/42	271	316
	AT&T Inc.	3.100%	2/1/43	500	507
	AT&T Inc.	4.350%	6/15/45	312	357
	AT&T Inc.	4.750%	5/15/46	350	434
	AT&T Inc.	5.150%	11/15/46	736	960
	AT&T Inc.	5.450%	3/1/47	500	670
	AT&T Inc.	4.500%	3/9/48	400	474
	AT&T Inc.	4.550%	3/9/49	362	435
	AT&T Inc.	5.150%	2/15/50	332	429
	AT&T Inc.	3.650%	6/1/51	600	628
[5]	AT&T Inc.	3.500%	9/15/53	1,558	1,562
[5]	AT&T Inc.	3.550%	9/15/55	1,550	1,551
[3,5]	AT&T Inc.	3.800%	12/1/57	1,287	1,343
[5]	AT&T Inc.	3.650%	9/15/59	629	631
	AT&T Inc.	3.850%	6/1/60	300	315
	AT&T Inc.	3.500%	2/1/61	400	396
	Baidu Inc.	3.500%	11/28/22	275	288
	Baidu Inc.	3.875%	9/29/23	200	216
	Baidu Inc.	4.375%	5/14/24	200	220
	Baidu Inc.	3.075%	4/7/25	200	214
	Baidu Inc.	3.625%	7/6/27	200	221
	Baidu Inc.	4.375%	3/29/28	100	115
	Baidu Inc.	3.425%	4/7/30	200	222
	Bell Canada	4.300%	7/29/49	100	130
	Booking Holdings Inc.	2.750%	3/15/23	100	105
	Booking Holdings Inc.	3.650%	3/15/25	100	111
	Booking Holdings Inc.	4.100%	4/13/25	200	226
	Booking Holdings Inc.	3.600%	6/1/26	225	255
	Booking Holdings Inc.	3.550%	3/15/28	100	114
	Booking Holdings Inc.	4.625%	4/13/30	400	496
	British Telecommunications plc	4.500%	12/4/23	200	221
	British Telecommunications plc	5.125%	12/4/28	100	123
	British Telecommunications plc	9.625%	12/15/30	516	854
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	676	712
Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	175	194
Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	850	988
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	730	818
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	225	272
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	330	348
Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	575	787
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	150	187
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	650	918
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	450	560
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	400	523
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	375	456
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	550	655
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	400	415
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	75	114
Charter Communications Operating, LLC / Charter Communications Operating Capital Corp.	3.850%	4/1/61	500	503
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	163
Comcast Corp.	3.000%	2/1/24	710	764
Comcast Corp.	3.375%	2/15/25	264	292
Comcast Corp.	3.100%	4/1/25	395	433
Comcast Corp.	3.375%	8/15/25	951	1,057
Comcast Corp.	3.950%	10/15/25	625	716
Comcast Corp.	3.150%	3/1/26	400	444
Comcast Corp.	2.350%	1/15/27	495	532

32

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.300%	4/1/27	150	170
	Comcast Corp.	3.150%	2/15/28	325	364
	Comcast Corp.	4.150%	10/15/28	950	1,137
	Comcast Corp.	2.650%	2/1/30	300	327
	Comcast Corp.	3.400%	4/1/30	350	402
	Comcast Corp.	4.250%	10/15/30	350	428
	Comcast Corp.	1.950%	1/15/31	500	513
	Comcast Corp.	1.500%	2/15/31	500	496
	Comcast Corp.	4.250%	1/15/33	275	343
	Comcast Corp.	4.200%	8/15/34	175	219
	Comcast Corp.	5.650%	6/15/35	1,065	1,510
	Comcast Corp.	4.400%	8/15/35	150	190
	Comcast Corp.	3.200%	7/15/36	225	255
	Comcast Corp.	6.450%	3/15/37	175	267
	Comcast Corp.	6.950%	8/15/37	250	399
	Comcast Corp.	3.900%	3/1/38	175	213
	Comcast Corp.	6.400%	5/15/38	100	154
	Comcast Corp.	4.600%	10/15/38	550	721
	Comcast Corp.	3.250%	11/1/39	250	282
	Comcast Corp.	6.400%	3/1/40	150	234
	Comcast Corp.	3.750%	4/1/40	300	362
	Comcast Corp.	4.650%	7/15/42	370	499
	Comcast Corp.	4.500%	1/15/43	100	132
	Comcast Corp.	4.600%	8/15/45	250	334
	Comcast Corp.	3.400%	7/15/46	500	577
	Comcast Corp.	3.969%	11/1/47	1,086	1,354
	Comcast Corp.	4.700%	10/15/48	475	660
	Comcast Corp.	3.999%	11/1/49	268	337
	Comcast Corp.	3.450%	2/1/50	400	470
	Comcast Corp.	2.800%	1/15/51	500	521
	Comcast Corp.	2.450%	8/15/52	500	485
	Comcast Corp.	4.950%	10/15/58	475	719
	Comcast Corp.	2.650%	8/15/62	500	500
	Deutsche Telekom International Finance BV	8.750%	6/15/30	775	1,223
	Discovery Communications LLC	2.950%	3/20/23	100	105
	Discovery Communications LLC	3.800%	3/13/24	100	109
	Discovery Communications LLC	3.900%	11/15/24	150	166
	Discovery Communications LLC	3.450%	3/15/25	380	417
	Discovery Communications LLC	3.950%	6/15/25	303	340
	Discovery Communications LLC	3.950%	3/20/28	400	457
	Discovery Communications LLC	3.625%	5/15/30	230	263
	Discovery Communications LLC	5.000%	9/20/37	325	411
	Discovery Communications LLC	6.350%	6/1/40	150	213
	Discovery Communications LLC	4.875%	4/1/43	300	369
	Discovery Communications LLC	5.200%	9/20/47	225	292
	Discovery Communications LLC	5.300%	5/15/49	75	98
	Discovery Communications LLC	4.650%	5/15/50	200	250
[3,5]	Discovery Communications LLC	4.000%	9/15/55	269	300
	Electronic Arts Inc.	4.800%	3/1/26	100	119
[5]	Expedia Group Inc.	3.600%	12/15/23	100	106
	Expedia Group Inc.	4.500%	8/15/24	100	109
	Expedia Group Inc.	5.000%	2/15/26	150	167
[5]	Expedia Group Inc.	4.625%	8/1/27	150	167
	Expedia Group Inc.	3.250%	2/15/30	250	259
	Fox Corp.	3.666%	1/25/22	50	52
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fox Corp.	4.030%	1/25/24	250	275
	Fox Corp.	3.050%	4/7/25	100	109
	Fox Corp.	4.709%	1/25/29	375	454
	Fox Corp.	3.500%	4/8/30	150	170
	Fox Corp.	5.476%	1/25/39	250	342
	Fox Corp.	5.576%	1/25/49	425	617
	Grupo Televisa SAB	6.625%	3/18/25	100	122
	Grupo Televisa SAB	4.625%	1/30/26	100	112
	Grupo Televisa SAB	6.625%	1/15/40	125	175
	Grupo Televisa SAB	5.000%	5/13/45	425	514
	Grupo Televisa SAB	5.250%	5/24/49	200	253
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	150	160
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	422	469
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	100	120
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	100	124
	Interpublic Group of Cos. Inc.	5.400%	10/1/48	175	239
	Koninklijke KPN NV	8.375%	10/1/30	125	177
	NBCUniversal Media LLC	6.400%	4/30/40	150	235
	NBCUniversal Media LLC	5.950%	4/1/41	225	343
	NBCUniversal Media LLC	4.450%	1/15/43	225	293
	Omnicom Group Inc.	3.625%	5/1/22	250	261
	Omnicom Group Inc.	3.650%	11/1/24	150	165
	Omnicom Group Inc.	3.600%	4/15/26	250	285
	Omnicom Group Inc.	2.450%	4/30/30	150	159
	Omnicom Group Inc.	4.200%	6/1/30	100	120
	Orange SA	9.000%	3/1/31	450	736
	Orange SA	5.375%	1/13/42	325	462
	Orange SA	5.500%	2/6/44	200	291
	Rogers Communications Inc.	3.000%	3/15/23	205	215
	Rogers Communications Inc.	4.100%	10/1/23	175	191
	Rogers Communications Inc.	3.625%	12/15/25	125	141
	Rogers Communications Inc.	2.900%	11/15/26	100	111
	Rogers Communications Inc.	4.500%	3/15/43	265	336
	Rogers Communications Inc.	5.000%	3/15/44	190	259
	Rogers Communications Inc.	4.350%	5/1/49	450	575
	Rogers Communications Inc.	3.700%	11/15/49	150	174
	Telefonica Emisiones SA	4.103%	3/8/27	250	289
	Telefonica Emisiones SA	7.045%	6/20/36	475	711
	Telefonica Emisiones SA	4.665%	3/6/38	200	241
	Telefonica Emisiones SA	5.213%	3/8/47	550	706
	Telefonica Emisiones SA	4.895%	3/6/48	250	312
	Telefonica Emisiones SA	5.520%	3/1/49	335	451
	Telefonica Europe BV	8.250%	9/15/30	250	381
	TELUS Corp.	2.800%	2/16/27	100	109
	TELUS Corp.	4.300%	6/15/49	200	250
	Tencent Music Entertainment Group	2.000%	9/3/30	200	198
	Time Warner Cable LLC	6.550%	5/1/37	200	273
	Time Warner Cable LLC	7.300%	7/1/38	50	74
	Time Warner Cable LLC	6.750%	6/15/39	400	571
	Time Warner Cable LLC	5.875%	11/15/40	425	563
	Time Warner Cable LLC	5.500%	9/1/41	250	322
	Time Warner Cable LLC	4.500%	9/15/42	250	291
	Time Warner Entertainment Co. LP	8.375%	3/15/23	200	234
	Time Warner Entertainment Co. LP	8.375%	7/15/33	200	309
[5]	T-Mobile USA Inc.	3.500%	4/15/25	600	663

33

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	T-Mobile USA Inc.	1.500%	2/15/26	200	205
[5]	T-Mobile USA Inc.	3.750%	4/15/27	800	910
[5]	T-Mobile USA Inc.	2.050%	2/15/28	250	260
[5]	T-Mobile USA Inc.	3.875%	4/15/30	1,520	1,759
[5]	T-Mobile USA Inc.	2.550%	2/15/31	900	944
[5]	T-Mobile USA Inc.	2.250%	11/15/31	500	513
[5]	T-Mobile USA Inc.	4.375%	4/15/40	400	486
[5]	T-Mobile USA Inc.	4.500%	4/15/50	600	744
[5]	T-Mobile USA Inc.	3.300%	2/15/51	1,000	1,030
	TWDC Enterprises 18 Corp.	2.550%	2/15/22	75	77
	TWDC Enterprises 18 Corp.	2.450%	3/4/22	75	77
	TWDC Enterprises 18 Corp.	3.150%	9/17/25	150	166
	TWDC Enterprises 18 Corp.	1.850%	7/30/26	1,070	1,124
	TWDC Enterprises 18 Corp.	4.375%	8/16/41	75	95
	TWDC Enterprises 18 Corp.	4.125%	12/1/41	205	255
	TWDC Enterprises 18 Corp.	3.700%	12/1/42	125	148
	TWDC Enterprises 18 Corp.	3.000%	7/30/46	300	328
	Verizon Communications Inc.	5.150%	9/15/23	830	934
	Verizon Communications Inc.	3.500%	11/1/24	400	441
	Verizon Communications Inc.	3.376%	2/15/25	534	593
	Verizon Communications Inc.	0.850%	11/20/25	500	503
	Verizon Communications Inc.	2.625%	8/15/26	475	520
	Verizon Communications Inc.	4.125%	3/16/27	700	825
	Verizon Communications Inc.	3.000%	3/22/27	150	166
	Verizon Communications Inc.	4.329%	9/21/28	1,229	1,476
	Verizon Communications Inc.	4.016%	12/3/29	927	1,099
	Verizon Communications Inc.	3.150%	3/22/30	310	347
[5]	Verizon Communications Inc.	1.680%	10/30/30	527	523
	Verizon Communications Inc.	4.500%	8/10/33	575	725
	Verizon Communications Inc.	4.400%	11/1/34	725	905
	Verizon Communications Inc.	4.272%	1/15/36	513	634
	Verizon Communications Inc.	5.250%	3/16/37	300	407
	Verizon Communications Inc.	4.812%	3/15/39	350	454
	Verizon Communications Inc.	2.650%	11/20/40	500	506
	Verizon Communications Inc.	4.750%	11/1/41	175	230
	Verizon Communications Inc.	3.850%	11/1/42	425	503
	Verizon Communications Inc.	4.125%	8/15/46	250	305
	Verizon Communications Inc.	4.862%	8/21/46	1,279	1,716
	Verizon Communications Inc.	4.522%	9/15/48	747	969
	Verizon Communications Inc.	5.012%	4/15/49	385	533
	Verizon Communications Inc.	4.000%	3/22/50	250	302
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	2.875%	11/20/50	500	503
	Verizon Communications Inc.	4.672%	3/15/55	600	799
[5]	Verizon Communications Inc.	2.987%	10/30/56	900	904
	Verizon Communications Inc.	3.000%	11/20/60	500	502
	ViacomCBS Inc.	4.250%	9/1/23	225	245
	ViacomCBS Inc.	3.875%	4/1/24	124	135
	ViacomCBS Inc.	3.700%	8/15/24	175	192
	ViacomCBS Inc.	3.500%	1/15/25	150	164
	ViacomCBS Inc.	4.750%	5/15/25	300	348
	ViacomCBS Inc.	2.900%	1/15/27	279	306
	ViacomCBS Inc.	3.375%	2/15/28	100	112
	ViacomCBS Inc.	3.700%	6/1/28	100	114
	ViacomCBS Inc.	4.950%	1/15/31	250	314
	ViacomCBS Inc.	4.200%	5/19/32	200	241
	ViacomCBS Inc.	5.500%	5/15/33	75	96
	ViacomCBS Inc.	6.875%	4/30/36	240	348
	ViacomCBS Inc.	5.900%	10/15/40	225	298
	ViacomCBS Inc.	4.850%	7/1/42	225	274
	ViacomCBS Inc.	4.375%	3/15/43	406	479
	ViacomCBS Inc.	5.850%	9/1/43	225	309
	ViacomCBS Inc.	4.900%	8/15/44	100	123
	ViacomCBS Inc.	4.950%	5/19/50	250	321
	Vodafone Group plc	3.750%	1/16/24	650	710
	Vodafone Group plc	4.125%	5/30/25	500	571
	Vodafone Group plc	4.375%	5/30/28	650	778
	Vodafone Group plc	7.875%	2/15/30	150	222
	Vodafone Group plc	6.250%	11/30/32	100	138
	Vodafone Group plc	6.150%	2/27/37	200	288
	Vodafone Group plc	5.000%	5/30/38	325	423
	Vodafone Group plc	4.375%	2/19/43	275	340
	Vodafone Group plc	5.250%	5/30/48	700	971
	Vodafone Group plc	4.875%	6/19/49	350	466
	Vodafone Group plc	4.250%	9/17/50	450	554
	Vodafone Group plc	5.125%	6/19/59	100	137
	Walt Disney Co.	1.650%	9/1/22	100	102
	Walt Disney Co.	3.000%	9/15/22	275	287
	Walt Disney Co.	1.750%	8/30/24	100	104
	Walt Disney Co.	3.700%	9/15/24	200	222
	Walt Disney Co.	3.350%	3/24/25	345	382
	Walt Disney Co.	3.700%	10/15/25	125	141
	Walt Disney Co.	1.750%	1/13/26	300	314
	Walt Disney Co.	2.200%	1/13/28	200	214
	Walt Disney Co.	2.000%	9/1/29	400	417
	Walt Disney Co.	3.800%	3/22/30	240	286
	Walt Disney Co.	2.650%	1/13/31	700	768
	Walt Disney Co.	6.200%	12/15/34	400	600
	Walt Disney Co.	6.400%	12/15/35	365	566
	Walt Disney Co.	6.650%	11/15/37	200	315
	Walt Disney Co.	4.625%	3/23/40	75	100
	Walt Disney Co.	3.500%	5/13/40	400	469
	Walt Disney Co.	5.400%	10/1/43	100	146
	Walt Disney Co.	4.750%	9/15/44	175	240
	Walt Disney Co.	2.750%	9/1/49	400	423
	Walt Disney Co.	4.700%	3/23/50	395	557
	Walt Disney Co.	3.600%	1/13/51	600	728
	Walt Disney Co.	3.800%	5/13/60	300	377
	Weibo Corp.	3.500%	7/5/24	200	209
	Weibo Corp.	3.375%	7/8/30	200	204
	WPP Finance 2010	3.625%	9/7/22	200	210
	WPP Finance 2010	3.750%	9/19/24	100	111
					130,957
Consumer Discretionary (1.7%)
	Advance Auto Parts Inc.	3.900%	4/15/30	250	286
	Alibaba Group Holding Ltd.	2.800%	6/6/23	200	210

34

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	400	440
	Alibaba Group Holding Ltd.	3.400%	12/6/27	400	447
	Alibaba Group Holding Ltd.	4.500%	11/28/34	280	346
	Alibaba Group Holding Ltd.	4.000%	12/6/37	200	235
	Alibaba Group Holding Ltd.	4.200%	12/6/47	425	535
	Alibaba Group Holding Ltd.	4.400%	12/6/57	100	133
	Amazon.com Inc.	3.300%	12/5/21	200	204
	Amazon.com Inc.	2.500%	11/29/22	150	156
	Amazon.com Inc.	2.400%	2/22/23	450	470
	Amazon.com Inc.	0.400%	6/3/23	200	201
	Amazon.com Inc.	2.800%	8/22/24	250	270
	Amazon.com Inc.	3.800%	12/5/24	120	135
	Amazon.com Inc.	0.800%	6/3/25	285	289
	Amazon.com Inc.	5.200%	12/3/25	225	273
	Amazon.com Inc.	1.200%	6/3/27	285	291
	Amazon.com Inc.	3.150%	8/22/27	725	824
	Amazon.com Inc.	1.500%	6/3/30	505	513
	Amazon.com Inc.	4.800%	12/5/34	225	308
	Amazon.com Inc.	3.875%	8/22/37	600	745
	Amazon.com Inc.	4.950%	12/5/44	350	511
	Amazon.com Inc.	4.050%	8/22/47	600	791
	Amazon.com Inc.	2.500%	6/3/50	590	610
	Amazon.com Inc.	4.250%	8/22/57	500	706
	Amazon.com Inc.	2.700%	6/3/60	400	427
	American Honda Finance Corp.	3.375%	12/10/21	150	154
	American Honda Finance Corp.	2.200%	6/27/22	150	154
	American Honda Finance Corp.	0.400%	10/21/22	500	500
	American Honda Finance Corp.	2.600%	11/16/22	40	42
	American Honda Finance Corp.	1.950%	5/10/23	200	207
	American Honda Finance Corp.	0.875%	7/7/23	200	202
	American Honda Finance Corp.	3.450%	7/14/23	125	134
	American Honda Finance Corp.	3.625%	10/10/23	100	109
	American Honda Finance Corp.	2.900%	2/16/24	150	161
	American Honda Finance Corp.	2.400%	6/27/24	100	106
	American Honda Finance Corp.	2.150%	9/10/24	125	132
	American Honda Finance Corp.	1.200%	7/8/25	200	204
	American Honda Finance Corp.	2.300%	9/9/26	50	54
	American Honda Finance Corp.	2.350%	1/8/27	100	107
	American Honda Finance Corp.	3.500%	2/15/28	100	115
[2]	American University	3.672%	4/1/49	75	83
	Aptiv Corp.	4.150%	3/15/24	125	137
	Aptiv plc	4.250%	1/15/26	150	173
	Aptiv plc	4.350%	3/15/29	50	58
	Aptiv plc	4.400%	10/1/46	50	54
	Aptiv plc	5.400%	3/15/49	50	62
	AutoNation Inc.	3.500%	11/15/24	205	221
	AutoNation Inc.	4.500%	10/1/25	150	168
	AutoNation Inc.	3.800%	11/15/27	75	83
	AutoZone Inc.	3.700%	4/15/22	100	104
	AutoZone Inc.	2.875%	1/15/23	75	78
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AutoZone Inc.	3.125%	7/15/23	125	133
	AutoZone Inc.	3.125%	4/18/24	130	140
	AutoZone Inc.	3.250%	4/15/25	132	144
	AutoZone Inc.	3.625%	4/15/25	153	171
	AutoZone Inc.	3.125%	4/21/26	100	110
	AutoZone Inc.	3.750%	6/1/27	100	114
	AutoZone Inc.	3.750%	4/18/29	100	115
	AutoZone Inc.	4.000%	4/15/30	250	294
	AutoZone Inc.	1.650%	1/15/31	500	496
	Best Buy Co. Inc.	4.450%	10/1/28	200	240
	BorgWarner Inc.	3.375%	3/15/25	75	83
	BorgWarner Inc.	2.650%	7/1/27	200	215
	BorgWarner Inc.	4.375%	3/15/45	100	117
[2]	Boston University	4.061%	10/1/48	50	63
	California Institute of Technology	4.321%	8/1/45	70	95
	California Institute of Technology	4.700%	11/1/11	50	69
	California Institute of Technology	3.650%	9/1/19	100	113
	Cleveland Clinic Foundation	4.858%	1/1/14	100	141
	Daimler Finance North America LLC	8.500%	1/18/31	250	395
	Darden Restaurants Inc.	3.850%	5/1/27	200	219
	Darden Restaurants Inc.	4.550%	2/15/48	50	55
	DR Horton Inc.	4.375%	9/15/22	100	105
	DR Horton Inc.	4.750%	2/15/23	225	242
	DR Horton Inc.	5.750%	8/15/23	75	84
	DR Horton Inc.	2.500%	10/15/24	100	107
[2]	Duke University	2.682%	10/1/44	100	105
[2]	Duke University	2.832%	10/1/55	300	325
	eBay Inc.	2.600%	7/15/22	300	308
	eBay Inc.	2.750%	1/30/23	175	183
	eBay Inc.	3.450%	8/1/24	125	136
	eBay Inc.	1.900%	3/11/25	180	189
	eBay Inc.	3.600%	6/5/27	300	341
	eBay Inc.	2.700%	3/11/30	200	215
	eBay Inc.	4.000%	7/15/42	200	227
	Emory University	2.143%	9/1/30	150	158
	Emory University	2.969%	9/1/50	50	53
	Ford Foundation	2.415%	6/1/50	60	61
	Ford Foundation	2.815%	6/1/70	150	160
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	100	109
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	233	264
	Fortune Brands Home & Security Inc.	3.250%	9/15/29	50	55
	General Motors Co.	4.875%	10/2/23	625	693
	General Motors Co.	5.400%	10/2/23	250	281
	General Motors Co.	6.125%	10/1/25	600	727
	General Motors Co.	6.800%	10/1/27	100	128
	General Motors Co.	5.000%	4/1/35	165	198
	General Motors Co.	6.600%	4/1/36	250	341
	General Motors Co.	5.150%	4/1/38	225	271
	General Motors Co.	6.250%	10/2/43	210	282
	General Motors Co.	5.200%	4/1/45	230	279
	General Motors Co.	6.750%	4/1/46	130	186
	General Motors Co.	5.400%	4/1/48	200	251
	General Motors Co.	5.950%	4/1/49	175	235
	General Motors Financial Co. Inc.	3.450%	1/14/22	125	128
	General Motors Financial Co. Inc.	3.450%	4/10/22	355	365
	General Motors Financial Co. Inc.	3.150%	6/30/22	100	104
	General Motors Financial Co. Inc.	3.550%	7/8/22	200	209

35

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
General Motors Financial Co. Inc.	3.250%	1/5/23	275	288
General Motors Financial Co. Inc.	5.200%	3/20/23	300	329
General Motors Financial Co. Inc.	3.700%	5/9/23	200	212
General Motors Financial Co. Inc.	4.250%	5/15/23	150	162
General Motors Financial Co. Inc.	4.150%	6/19/23	200	215
General Motors Financial Co. Inc.	1.700%	8/18/23	500	512
General Motors Financial Co. Inc.	5.100%	1/17/24	100	112
General Motors Financial Co. Inc.	3.950%	4/13/24	400	434
General Motors Financial Co. Inc.	3.500%	11/7/24	200	216
General Motors Financial Co. Inc.	4.000%	1/15/25	175	192
General Motors Financial Co. Inc.	2.900%	2/26/25	958	1,022
General Motors Financial Co. Inc.	4.350%	4/9/25	325	364
General Motors Financial Co. Inc.	2.750%	6/20/25	150	160
General Motors Financial Co. Inc.	5.250%	3/1/26	150	177
General Motors Financial Co. Inc.	4.350%	1/17/27	325	370
General Motors Financial Co. Inc.	2.700%	8/20/27	500	527
General Motors Financial Co. Inc.	3.600%	6/21/30	800	889
George Washington University	4.126%	9/15/48	300	374
Georgetown University	4.315%	4/1/49	68	87
Georgetown University	2.943%	4/1/50	100	100
Georgetown University	5.215%	10/1/18	59	85
Harley-Davidson Inc.	3.500%	7/28/25	100	109
Harley-Davidson Inc.	4.625%	7/28/45	125	142
Hasbro Inc.	3.900%	11/19/29	350	396
Hasbro Inc.	6.350%	3/15/40	125	161
Hasbro Inc.	5.100%	5/15/44	50	56
Home Depot Inc.	3.250%	3/1/22	150	155
Home Depot Inc.	2.625%	6/1/22	265	273
Home Depot Inc.	2.700%	4/1/23	25	26
Home Depot Inc.	3.750%	2/15/24	200	219
Home Depot Inc.	3.000%	4/1/26	275	306
Home Depot Inc.	2.125%	9/15/26	100	108
Home Depot Inc.	2.500%	4/15/27	395	432
Home Depot Inc.	2.800%	9/14/27	200	223
Home Depot Inc.	3.900%	12/6/28	100	120
Home Depot Inc.	2.950%	6/15/29	600	681
Home Depot Inc.	2.700%	4/15/30	445	496
Home Depot Inc.	5.875%	12/16/36	825	1,249
Home Depot Inc.	3.300%	4/15/40	295	347
Home Depot Inc.	5.950%	4/1/41	175	272
Home Depot Inc.	4.200%	4/1/43	200	259
Home Depot Inc.	4.875%	2/15/44	300	423
Home Depot Inc.	4.400%	3/15/45	100	133
Home Depot Inc.	4.250%	4/1/46	330	440
Home Depot Inc.	3.900%	6/15/47	250	318
Home Depot Inc.	4.500%	12/6/48	225	315
Home Depot Inc.	3.125%	12/15/49	525	602
Home Depot Inc.	3.350%	4/15/50	375	444
Hyatt Hotels Corp.	3.375%	7/15/23	100	105
Hyatt Hotels Corp.	4.850%	3/15/26	50	56
Hyatt Hotels Corp.	4.375%	9/15/28	75	82
JD.com Inc.	3.125%	4/29/21	200	202
JD.com Inc.	3.375%	1/14/30	200	217
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Johns Hopkins University	4.083%	7/1/53	75	100
	Kohl's Corp.	4.250%	7/17/25	300	326
	Kohl's Corp.	5.550%	7/17/45	100	107
	Las Vegas Sands Corp.	3.200%	8/8/24	365	386
	Las Vegas Sands Corp.	2.900%	6/25/25	200	209
	Las Vegas Sands Corp.	3.500%	8/18/26	145	155
	Las Vegas Sands Corp.	3.900%	8/8/29	65	70
	Lear Corp.	3.800%	9/15/27	100	111
	Lear Corp.	4.250%	5/15/29	150	170
	Lear Corp.	3.500%	5/30/30	100	108
	Lear Corp.	5.250%	5/15/49	125	152
	Leggett & Platt Inc.	3.800%	11/15/24	100	108
	Leggett & Platt Inc.	3.500%	11/15/27	125	136
	Leggett & Platt Inc.	4.400%	3/15/29	75	86
	Leland Stanford Junior University	3.647%	5/1/48	500	640
	Lennar Corp.	4.750%	11/15/22	200	212
	Lennar Corp.	4.500%	4/30/24	300	333
	Lennar Corp.	5.250%	6/1/26	200	237
	Lennar Corp.	4.750%	11/29/27	200	236
	Lowe's Cos. Inc.	3.120%	4/15/22	150	154
	Lowe's Cos. Inc.	3.875%	9/15/23	275	299
	Lowe's Cos. Inc.	3.125%	9/15/24	100	109
	Lowe's Cos. Inc.	3.375%	9/15/25	200	223
	Lowe's Cos. Inc.	2.500%	4/15/26	250	270
	Lowe's Cos. Inc.	3.100%	5/3/27	350	392
	Lowe's Cos. Inc.	1.300%	4/15/28	260	262
	Lowe's Cos. Inc.	6.500%	3/15/29	67	91
	Lowe's Cos. Inc.	3.650%	4/5/29	300	350
	Lowe's Cos. Inc.	4.500%	4/15/30	250	309
	Lowe's Cos. Inc.	1.700%	10/15/30	300	302
	Lowe's Cos. Inc.	4.250%	9/15/44	28	33
	Lowe's Cos. Inc.	3.700%	4/15/46	250	294
	Lowe's Cos. Inc.	4.050%	5/3/47	300	371
	Lowe's Cos. Inc.	4.550%	4/5/49	375	498
	Lowe's Cos. Inc.	3.000%	10/15/50	500	532
	Magna International Inc.	3.625%	6/15/24	170	186
	Magna International Inc.	4.150%	10/1/25	100	115
	Magna International Inc.	2.450%	6/15/30	100	107
	Marriott International Inc.	2.125%	10/3/22	200	203
	Marriott International Inc.	3.750%	3/15/25	175	189
	Marriott International Inc.	3.750%	10/1/25	65	70
	Marriott International Inc.	3.125%	6/15/26	1,083	1,153
	Marriott International Inc.	4.000%	4/15/28	50	55
	Marriott International Inc.	4.625%	6/15/30	200	234
	Masco Corp.	4.375%	4/1/26	100	117
	Masco Corp.	3.500%	11/15/27	100	113
	Masco Corp.	7.750%	8/1/29	24	33
	Masco Corp.	2.000%	10/1/30	500	508
	Masco Corp.	4.500%	5/15/47	100	125
[2]	Massachusetts Institute of Technology	3.959%	7/1/38	125	156
	Massachusetts Institute of Technology	2.989%	7/1/50	85	98
	Massachusetts Institute of Technology	5.600%	7/1/11	130	227
	Massachusetts Institute of Technology	4.678%	7/1/14	275	412
	Massachusetts Institute of Technology	3.885%	7/1/16	100	127
	McDonald's Corp.	2.625%	1/15/22	275	282
	McDonald's Corp.	3.350%	4/1/23	200	213
	McDonald's Corp.	3.300%	7/1/25	497	553
	McDonald's Corp.	3.700%	1/30/26	300	341
	McDonald's Corp.	3.500%	3/1/27	200	228
	McDonald's Corp.	3.500%	7/1/27	315	361
	McDonald's Corp.	3.800%	4/1/28	350	409
	McDonald's Corp.	2.625%	9/1/29	200	219
	McDonald's Corp.	2.125%	3/1/30	200	211
	McDonald's Corp.	3.600%	7/1/30	200	234

36

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	McDonald's Corp.	4.700%	12/9/35	200	260
	McDonald's Corp.	6.300%	10/15/37	150	225
	McDonald's Corp.	6.300%	3/1/38	100	151
	McDonald's Corp.	5.700%	2/1/39	100	143
	McDonald's Corp.	3.700%	2/15/42	25	29
	McDonald's Corp.	3.625%	5/1/43	100	115
	McDonald's Corp.	4.600%	5/26/45	210	273
	McDonald's Corp.	4.875%	12/9/45	300	405
	McDonald's Corp.	4.450%	3/1/47	250	324
	McDonald's Corp.	4.450%	9/1/48	150	196
	McDonald's Corp.	3.625%	9/1/49	350	408
	McDonald's Corp.	4.200%	4/1/50	200	257
	Mohawk Industries Inc.	3.850%	2/1/23	100	106
	Mohawk Industries Inc.	3.625%	5/15/30	125	140
	NIKE Inc.	2.400%	3/27/25	225	242
	NIKE Inc.	2.375%	11/1/26	200	218
	NIKE Inc.	2.750%	3/27/27	200	221
	NIKE Inc.	2.850%	3/27/30	200	226
	NIKE Inc.	3.250%	3/27/40	200	232
	NIKE Inc.	3.625%	5/1/43	125	152
	NIKE Inc.	3.875%	11/1/45	225	288
	NIKE Inc.	3.375%	11/1/46	100	118
	NIKE Inc.	3.375%	3/27/50	300	369
[2]	Northwestern University	4.643%	12/1/44	75	99
[2]	Northwestern University	2.640%	12/1/50	50	51
[2]	Northwestern University	3.662%	12/1/57	75	95
	NVR Inc.	3.950%	9/15/22	100	105
	NVR Inc.	3.000%	5/15/30	200	217
	O'Reilly Automotive Inc.	3.800%	9/1/22	100	105
	O'Reilly Automotive Inc.	3.850%	6/15/23	75	80
	O'Reilly Automotive Inc.	3.600%	9/1/27	325	371
	O'Reilly Automotive Inc.	1.750%	3/15/31	500	500
	President and Fellows of Harvard College	4.875%	10/15/40	225	321
	President and Fellows of Harvard College	3.150%	7/15/46	100	118
	PulteGroup Inc.	5.500%	3/1/26	200	238
	Pultegroup, Inc.	6.375%	5/15/33	300	411
	Ralph Lauren Corp.	1.700%	6/15/22	100	102
	Ralph Lauren Corp.	3.750%	9/15/25	50	56
	Ralph Lauren Corp.	2.950%	6/15/30	200	216
	Rockefeller Foundation	2.492%	10/1/50	250	255
	Ross Stores Inc.	4.600%	4/15/25	200	231
	Ross Stores Inc.	1.875%	4/15/31	200	201
	Sands China Ltd.	4.600%	8/8/23	400	428
	Sands China Ltd.	5.125%	8/8/25	400	449
[5]	Sands China Ltd.	3.800%	1/8/26	200	213
	Sands China Ltd.	5.400%	8/8/28	300	351
[5]	Sands China Ltd.	4.375%	6/18/30	200	222
	Starbucks Corp.	1.300%	5/7/22	100	101
	Starbucks Corp.	2.700%	6/15/22	75	77
	Starbucks Corp.	3.100%	3/1/23	375	396
	Starbucks Corp.	3.850%	10/1/23	100	108
	Starbucks Corp.	2.450%	6/15/26	200	216
	Starbucks Corp.	3.500%	3/1/28	100	115
	Starbucks Corp.	4.000%	11/15/28	200	237
	Starbucks Corp.	3.550%	8/15/29	200	232
	Starbucks Corp.	2.250%	3/12/30	450	475
	Starbucks Corp.	2.550%	11/15/30	300	324
	Starbucks Corp.	4.300%	6/15/45	50	61
	Starbucks Corp.	3.750%	12/1/47	125	146
	Starbucks Corp.	4.500%	11/15/48	200	257
	Starbucks Corp.	3.350%	3/12/50	100	111
	Starbucks Corp.	3.500%	11/15/50	300	344
	Steelcase Inc.	5.125%	1/18/29	125	147
	Tapestry Inc.	3.000%	7/15/22	125	128
	Tapestry Inc.	4.250%	4/1/25	97	105
	Tapestry Inc.	4.125%	7/15/27	100	108
	TJX Cos. Inc.	2.500%	5/15/23	100	104
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TJX Cos. Inc.	3.500%	4/15/25	150	167
	TJX Cos. Inc.	2.250%	9/15/26	350	377
	TJX Cos. Inc.	3.750%	4/15/27	450	520
	TJX Cos. Inc.	1.600%	5/15/31	500	504
	Toyota Motor Corp.	2.157%	7/2/22	100	103
	Toyota Motor Corp.	3.419%	7/20/23	150	162
	Toyota Motor Corp.	2.358%	7/2/24	100	106
	Toyota Motor Corp.	2.760%	7/2/29	100	112
	Toyota Motor Credit Corp.	2.600%	1/11/22	200	205
	Toyota Motor Credit Corp.	3.300%	1/12/22	175	181
	Toyota Motor Credit Corp.	2.650%	4/12/22	500	515
	Toyota Motor Credit Corp.	1.150%	5/26/22	1,100	1,113
	Toyota Motor Credit Corp.	2.800%	7/13/22	100	104
	Toyota Motor Credit Corp.	2.150%	9/8/22	200	206
	Toyota Motor Credit Corp.	2.625%	1/10/23	100	105
	Toyota Motor Credit Corp.	0.500%	8/14/23	500	502
	Toyota Motor Credit Corp.	1.350%	8/25/23	200	205
	Toyota Motor Credit Corp.	2.250%	10/18/23	300	315
	Toyota Motor Credit Corp.	2.900%	4/17/24	125	134
	Toyota Motor Credit Corp.	1.800%	2/13/25	250	262
	Toyota Motor Credit Corp.	3.400%	4/14/25	125	139
	Toyota Motor Credit Corp.	3.200%	1/11/27	200	224
	Toyota Motor Credit Corp.	1.150%	8/13/27	500	502
	Toyota Motor Credit Corp.	3.050%	1/11/28	100	112
	Toyota Motor Credit Corp.	3.650%	1/8/29	100	118
	Toyota Motor Credit Corp.	2.150%	2/13/30	150	160
	Toyota Motor Credit Corp.	3.375%	4/1/30	400	468
	Tractor Supply Co.	1.750%	11/1/30	200	201
	Trustees of Boston College	3.129%	7/1/52	100	109
	Trustees of Princeton University	5.700%	3/1/39	200	303
	Trustees of Princeton University	2.516%	7/1/50	150	159
	Trustees of the University of Pennsylvania	2.396%	10/1/50	200	205
[2]	University of Chicago	2.547%	4/1/50	500	500
[2]	University of Chicago	4.003%	10/1/53	100	132
[2]	University of Notre Dame du Lac	3.438%	2/15/45	100	122
	University of Notre Dame du Lac	3.394%	2/15/48	125	154
	University of Pennsylvania	4.674%	9/1/12	50	72
[2]	University of Southern California	3.028%	10/1/39	100	109
[2]	University of Southern California	3.841%	10/1/47	200	252
	University of Southern California	5.250%	10/1/11	100	158
	VF Corp.	2.050%	4/23/22	200	204
	VF Corp.	2.400%	4/23/25	200	214
	VF Corp.	2.950%	4/23/30	200	220
	Whirlpool Corp.	4.700%	6/1/22	100	106
	Whirlpool Corp.	4.000%	3/1/24	50	55
	Whirlpool Corp.	3.700%	5/1/25	75	83
	Whirlpool Corp.	4.750%	2/26/29	150	183
	Whirlpool Corp.	4.500%	6/1/46	100	124
	Whirlpool Corp.	4.600%	5/15/50	75	97
[2]	William Marsh Rice University	3.574%	5/15/45	150	182
	Yale University	0.873%	4/15/25	100	102
	Yale University	1.482%	4/15/30	100	102
	Yale University	2.402%	4/15/50	100	103
					83,626
Consumer Staples (2.1%)
	Ahold Finance USA LLC	6.875%	5/1/29	100	139
	Altria Group Inc.	3.490%	2/14/22	200	207
	Altria Group Inc.	2.850%	8/9/22	375	390
	Altria Group Inc.	2.950%	5/2/23	400	421
	Altria Group Inc.	4.000%	1/31/24	250	275

37

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Altria Group Inc.	2.350%	5/6/25	150	159
Altria Group Inc.	4.400%	2/14/26	275	319
Altria Group Inc.	2.625%	9/16/26	75	81
Altria Group Inc.	4.800%	2/14/29	575	686
Altria Group Inc.	5.800%	2/14/39	400	525
Altria Group Inc.	4.250%	8/9/42	275	307
Altria Group Inc.	4.500%	5/2/43	125	143
Altria Group Inc.	5.375%	1/31/44	350	448
Altria Group Inc.	3.875%	9/16/46	175	184
Altria Group Inc.	5.950%	2/14/49	500	699
Altria Group Inc.	4.450%	5/6/50	200	237
Altria Group Inc.	6.200%	2/14/59	175	245
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	1,045	1,181
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	1,195	1,512
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	2,310	2,996
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	100	126
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	341
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	247
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	475	616
Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	882	1,004
Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	500	588
Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	925	1,140
Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	340	432
Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	275	337
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	255
Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	125	169
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	325	427
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	366
Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	700	886
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	601	744
Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	600	852
Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	400	503
Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	350	458
Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	155	235
Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	375	482
Archer-Daniels-Midland Co.	2.750%	3/27/25	100	109
Archer-Daniels-Midland Co.	2.500%	8/11/26	200	218
Archer-Daniels-Midland Co.	3.250%	3/27/30	200	230
Archer-Daniels-Midland Co.	5.935%	10/1/32	80	114
Archer-Daniels-Midland Co.	5.375%	9/15/35	95	136
Archer-Daniels-Midland Co.	3.750%	9/15/47	50	63
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Archer-Daniels-Midland Co.	4.500%	3/15/49	125	178
BAT Capital Corp.	2.764%	8/15/22	325	336
BAT Capital Corp.	3.222%	8/15/24	650	704
BAT Capital Corp.	3.215%	9/6/26	200	220
BAT Capital Corp.	4.700%	4/2/27	100	118
BAT Capital Corp.	3.557%	8/15/27	675	752
BAT Capital Corp.	2.259%	3/25/28	500	518
BAT Capital Corp.	3.462%	9/6/29	125	137
BAT Capital Corp.	2.726%	3/25/31	500	518
BAT Capital Corp.	4.390%	8/15/37	525	588
BAT Capital Corp.	4.540%	8/15/47	575	637
BAT Capital Corp.	4.758%	9/6/49	250	286
BAT Capital Corp.	3.984%	9/25/50	500	520
BAT International Finance plc	1.668%	3/25/26	500	511
Beam Suntory Inc.	3.250%	5/15/22	50	52
Brown-Forman Corp.	3.500%	4/15/25	81	90
Brown-Forman Corp.	4.500%	7/15/45	100	134
Bunge Ltd. Finance Corp.	3.000%	9/25/22	250	260
Bunge Ltd. Finance Corp.	4.350%	3/15/24	125	138
Bunge Ltd. Finance Corp.	3.750%	9/25/27	200	228
Campbell Soup Co.	3.650%	3/15/23	65	69
Campbell Soup Co.	3.950%	3/15/25	200	225
Campbell Soup Co.	3.300%	3/19/25	125	137
Campbell Soup Co.	4.150%	3/15/28	175	205
Campbell Soup Co.	2.375%	4/24/30	150	157
Campbell Soup Co.	4.800%	3/15/48	135	180
Campbell Soup Co.	3.125%	4/24/50	100	106
Church & Dwight Co. Inc.	2.450%	8/1/22	25	26
Church & Dwight Co. Inc.	3.150%	8/1/27	100	111
Church & Dwight Co. Inc.	3.950%	8/1/47	75	94
Clorox Co.	3.050%	9/15/22	100	104
Clorox Co.	3.500%	12/15/24	175	193
Clorox Co.	3.100%	10/1/27	50	56
Clorox Co.	3.900%	5/15/28	50	59
Clorox Co.	1.800%	5/15/30	50	51
Coca-Cola Co.	3.200%	11/1/23	225	244
Coca-Cola Co.	1.750%	9/6/24	100	105
Coca-Cola Co.	2.950%	3/25/25	220	242
Coca-Cola Co.	2.875%	10/27/25	300	333
Coca-Cola Co.	2.550%	6/1/26	100	109
Coca-Cola Co.	2.250%	9/1/26	410	445
Coca-Cola Co.	3.375%	3/25/27	200	229
Coca-Cola Co.	2.900%	5/25/27	50	56
Coca-Cola Co.	1.000%	3/15/28	500	501
Coca-Cola Co.	2.125%	9/6/29	125	134
Coca-Cola Co.	3.450%	3/25/30	250	293
Coca-Cola Co.	1.375%	3/15/31	500	498
Coca-Cola Co.	4.125%	3/25/40	100	129
Coca-Cola Co.	2.500%	6/1/40	200	212
Coca-Cola Co.	4.200%	3/25/50	175	240
Coca-Cola Co.	2.600%	6/1/50	300	316
Coca-Cola Co.	2.750%	6/1/60	325	350
Coca-Cola Consolidated Inc.	3.800%	11/25/25	125	139
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	200	216
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	150	210
Colgate-Palmolive Co.	2.250%	11/15/22	75	78
Colgate-Palmolive Co.	2.100%	5/1/23	280	291
Colgate-Palmolive Co.	3.250%	3/15/24	100	109
Colgate-Palmolive Co.	4.000%	8/15/45	150	201
Colgate-Palmolive Co.	3.700%	8/1/47	100	130
Conagra Brands Inc.	3.250%	9/15/22	75	78
Conagra Brands Inc.	3.200%	1/25/23	79	83
Conagra Brands Inc.	4.300%	5/1/24	200	223
Conagra Brands Inc.	4.600%	11/1/25	150	177
Conagra Brands Inc.	1.375%	11/1/27	200	201

38

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Conagra Brands Inc.	7.000%	10/1/28	75	101
Conagra Brands Inc.	4.850%	11/1/28	250	310
Conagra Brands Inc.	8.250%	9/15/30	50	75
Conagra Brands Inc.	5.300%	11/1/38	200	266
Conagra Brands Inc.	5.400%	11/1/48	200	282
Constellation Brands Inc.	2.700%	5/9/22	50	51
Constellation Brands Inc.	2.650%	11/7/22	250	260
Constellation Brands Inc.	3.200%	2/15/23	250	264
Constellation Brands Inc.	4.250%	5/1/23	200	218
Constellation Brands Inc.	4.750%	11/15/24	175	201
Constellation Brands Inc.	4.400%	11/15/25	100	116
Constellation Brands Inc.	3.700%	12/6/26	100	114
Constellation Brands Inc.	3.500%	5/9/27	150	170
Constellation Brands Inc.	3.600%	2/15/28	175	200
Constellation Brands Inc.	4.650%	11/15/28	75	91
Constellation Brands Inc.	3.150%	8/1/29	225	250
Constellation Brands Inc.	2.875%	5/1/30	356	390
Constellation Brands Inc.	4.500%	5/9/47	75	95
Constellation Brands Inc.	4.100%	2/15/48	100	121
Constellation Brands Inc.	5.250%	11/15/48	225	316
Constellation Brands Inc.	3.750%	5/1/50	125	147
Costco Wholesale Corp.	2.300%	5/18/22	150	154
Costco Wholesale Corp.	2.750%	5/18/24	275	295
Costco Wholesale Corp.	3.000%	5/18/27	100	112
Costco Wholesale Corp.	1.375%	6/20/27	250	257
Costco Wholesale Corp.	1.600%	4/20/30	400	409
Costco Wholesale Corp.	1.750%	4/20/32	200	208
Delhaize America LLC	9.000%	4/15/31	100	160
Diageo Capital plc	2.625%	4/29/23	500	524
Diageo Capital plc	2.125%	10/24/24	200	211
Diageo Capital plc	1.375%	9/29/25	200	205
Diageo Capital plc	2.375%	10/24/29	200	215
Diageo Capital plc	2.000%	4/29/30	200	208
Diageo Capital plc	2.125%	4/29/32	200	211
Diageo Capital plc	5.875%	9/30/36	50	72
Diageo Capital plc	3.875%	4/29/43	100	124
Diageo Investment Corp.	2.875%	5/11/22	300	310
Diageo Investment Corp.	4.250%	5/11/42	150	191
Dollar General Corp.	3.250%	4/15/23	150	159
Dollar General Corp.	4.150%	11/1/25	105	121
Dollar General Corp.	3.875%	4/15/27	150	173
Dollar General Corp.	4.125%	5/1/28	150	177
Dollar General Corp.	3.500%	4/3/30	100	115
Dollar General Corp.	4.125%	4/3/50	200	252
Dollar Tree Inc.	3.700%	5/15/23	100	107
Dollar Tree Inc.	4.000%	5/15/25	200	226
Dollar Tree Inc.	4.200%	5/15/28	300	355
Estee Lauder Cos. Inc.	3.150%	3/15/27	150	169
Estee Lauder Cos. Inc.	2.375%	12/1/29	125	135
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	111
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	131
Estee Lauder Cos. Inc.	4.150%	3/15/47	100	131
Estee Lauder Cos. Inc.	3.125%	12/1/49	125	143
Flowers Foods Inc.	4.375%	4/1/22	50	52
Flowers Foods Inc.	3.500%	10/1/26	75	84
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	100	125
Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	600	667
General Mills Inc.	3.150%	12/15/21	25	25
General Mills Inc.	2.600%	10/12/22	250	260
General Mills Inc.	3.700%	10/17/23	575	626
General Mills Inc.	3.650%	2/15/24	100	108
General Mills Inc.	4.200%	4/17/28	225	269
General Mills Inc.	2.875%	4/15/30	150	166
General Mills Inc.	4.550%	4/17/38	75	96
General Mills Inc.	5.400%	6/15/40	100	141
General Mills Inc.	4.150%	2/15/43	100	126
General Mills Inc.	4.700%	4/17/48	225	316
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Hershey Co.	2.625%	5/1/23	100	105
Hershey Co.	3.375%	5/15/23	150	161
Hershey Co.	2.050%	11/15/24	55	58
Hershey Co.	3.200%	8/21/25	65	72
Hershey Co.	2.300%	8/15/26	100	108
Hershey Co.	2.450%	11/15/29	130	142
Hershey Co.	1.700%	6/1/30	30	31
Hershey Co.	3.125%	11/15/49	150	170
Hershey Co.	2.650%	6/1/50	100	106
Hormel Foods Corp.	1.800%	6/11/30	200	207
Ingredion Inc.	3.200%	10/1/26	100	111
Ingredion Inc.	2.900%	6/1/30	175	192
Ingredion Inc.	3.900%	6/1/50	100	119
JM Smucker Co.	3.000%	3/15/22	100	103
JM Smucker Co.	3.500%	3/15/25	175	195
JM Smucker Co.	3.375%	12/15/27	150	169
JM Smucker Co.	2.375%	3/15/30	100	106
JM Smucker Co.	4.250%	3/15/35	100	122
JM Smucker Co.	4.375%	3/15/45	125	156
JM Smucker Co.	3.550%	3/15/50	50	56
Kellogg Co.	2.650%	12/1/23	126	134
Kellogg Co.	3.250%	4/1/26	125	140
Kellogg Co.	3.400%	11/15/27	125	142
Kellogg Co.	4.300%	5/15/28	100	119
Kellogg Co.	2.100%	6/1/30	100	105
Kellogg Co.	7.450%	4/1/31	125	189
Kellogg Co.	4.500%	4/1/46	210	271
Keurig Dr Pepper Inc.	2.700%	11/15/22	50	52
Keurig Dr Pepper Inc.	4.057%	5/25/23	375	407
Keurig Dr Pepper Inc.	3.130%	12/15/23	100	107
Keurig Dr Pepper Inc.	4.417%	5/25/25	275	316
Keurig Dr Pepper Inc.	3.400%	11/15/25	100	112
Keurig Dr Pepper Inc.	2.550%	9/15/26	75	82
Keurig Dr Pepper Inc.	3.430%	6/15/27	100	113
Keurig Dr Pepper Inc.	4.597%	5/25/28	395	479
Keurig Dr Pepper Inc.	3.200%	5/1/30	150	170
Keurig Dr Pepper Inc.	7.450%	5/1/38	16	25
Keurig Dr Pepper Inc.	4.985%	5/25/38	100	134
Keurig Dr Pepper Inc.	4.500%	11/15/45	200	255
Keurig Dr Pepper Inc.	4.420%	12/15/46	125	157
Keurig Dr Pepper Inc.	3.800%	5/1/50	150	179
Kimberly-Clark Corp.	3.050%	8/15/25	50	56
Kimberly-Clark Corp.	2.750%	2/15/26	100	111
Kimberly-Clark Corp.	1.050%	9/15/27	500	505
Kimberly-Clark Corp.	3.950%	11/1/28	50	60
Kimberly-Clark Corp.	3.200%	4/25/29	150	173
Kimberly-Clark Corp.	3.100%	3/26/30	155	178
Kimberly-Clark Corp.	6.625%	8/1/37	250	409
Kimberly-Clark Corp.	5.300%	3/1/41	25	36
Kimberly-Clark Corp.	3.200%	7/30/46	175	207
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	37	54
Kroger Co.	3.400%	4/15/22	75	77
Kroger Co.	2.800%	8/1/22	100	104
Kroger Co.	4.000%	2/1/24	100	110
Kroger Co.	3.500%	2/1/26	160	179
Kroger Co.	2.650%	10/15/26	140	153
Kroger Co.	3.700%	8/1/27	100	115
Kroger Co.	7.700%	6/1/29	50	70
Kroger Co.	8.000%	9/15/29	125	181
Kroger Co.	2.200%	5/1/30	100	105
Kroger Co.	7.500%	4/1/31	100	146
Kroger Co.	5.400%	7/15/40	50	67
Kroger Co.	5.000%	4/15/42	125	165
Kroger Co.	5.150%	8/1/43	100	136
Kroger Co.	3.875%	10/15/46	100	117
Kroger Co.	4.450%	2/1/47	225	283
Kroger Co.	4.650%	1/15/48	75	97
Kroger Co.	5.400%	1/15/49	25	36

39

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kroger Co.	3.950%	1/15/50	175	210
	McCormick & Co. Inc.	3.900%	7/15/21	50	51
	McCormick & Co. Inc.	3.150%	8/15/24	150	163
	McCormick & Co. Inc.	3.400%	8/15/27	150	168
	McCormick & Co. Inc.	2.500%	4/15/30	250	268
	Mead Johnson Nutrition Co.	4.125%	11/15/25	355	409
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	148
	Mead Johnson Nutrition Co.	4.600%	6/1/44	150	198
	Molson Coors Beverage Co.	3.500%	5/1/22	25	26
	Molson Coors Beverage Co.	3.000%	7/15/26	375	411
	Molson Coors Beverage Co.	5.000%	5/1/42	200	250
	Molson Coors Beverage Co.	4.200%	7/15/46	375	429
[5]	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	200	206
	Mondelez International Inc.	0.625%	7/1/22	200	201
	Mondelez International Inc.	2.125%	4/13/23	100	104
	Mondelez International Inc.	1.500%	5/4/25	100	104
	Mondelez International Inc.	2.750%	4/13/30	250	274
	Mondelez International Inc.	1.875%	10/15/32	500	507
	Mondelez International Inc.	2.625%	9/4/50	250	251
	PepsiCo Inc.	2.750%	3/5/22	375	386
	PepsiCo Inc.	2.250%	5/2/22	150	154
	PepsiCo Inc.	0.750%	5/1/23	125	127
	PepsiCo Inc.	3.600%	3/1/24	700	764
	PepsiCo Inc.	2.250%	3/19/25	265	283
	PepsiCo Inc.	2.750%	4/30/25	200	217
	PepsiCo Inc.	3.500%	7/17/25	452	507
	PepsiCo Inc.	2.375%	10/6/26	225	245
	PepsiCo Inc.	2.625%	3/19/27	100	110
	PepsiCo Inc.	3.000%	10/15/27	325	366
	PepsiCo Inc.	2.625%	7/29/29	200	220
	PepsiCo Inc.	2.750%	3/19/30	345	384
	PepsiCo Inc.	1.625%	5/1/30	200	205
	PepsiCo Inc.	1.400%	2/25/31	500	502
	PepsiCo Inc.	3.500%	3/19/40	175	210
	PepsiCo Inc.	4.000%	3/5/42	175	225
	PepsiCo Inc.	3.600%	8/13/42	100	121
	PepsiCo Inc.	4.250%	10/22/44	225	294
	PepsiCo Inc.	4.600%	7/17/45	75	105
	PepsiCo Inc.	4.450%	4/14/46	500	697
	PepsiCo Inc.	3.450%	10/6/46	300	360
	PepsiCo Inc.	4.000%	5/2/47	100	131
	PepsiCo Inc.	3.375%	7/29/49	200	242
	PepsiCo Inc.	2.875%	10/15/49	325	363
	PepsiCo Inc.	3.625%	3/19/50	290	366
	PepsiCo Inc.	3.875%	3/19/60	150	200
	Philip Morris International Inc.	2.500%	11/2/22	300	311
	Philip Morris International Inc.	2.625%	3/6/23	100	105
	Philip Morris International Inc.	1.125%	5/1/23	125	127
	Philip Morris International Inc.	2.125%	5/10/23	95	99
	Philip Morris International Inc.	3.600%	11/15/23	500	545
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	2.875%	5/1/24	220	237
	Philip Morris International Inc.	3.250%	11/10/24	250	275
	Philip Morris International Inc.	1.500%	5/1/25	125	129
	Philip Morris International Inc.	3.375%	8/11/25	150	167
	Philip Morris International Inc.	2.750%	2/25/26	180	196
	Philip Morris International Inc.	3.125%	3/2/28	100	112
	Philip Morris International Inc.	3.375%	8/15/29	250	286
	Philip Morris International Inc.	2.100%	5/1/30	150	155
	Philip Morris International Inc.	1.750%	11/1/30	500	506
	Philip Morris International Inc.	6.375%	5/16/38	200	302
	Philip Morris International Inc.	4.375%	11/15/41	500	623
	Philip Morris International Inc.	4.500%	3/20/42	125	158
	Philip Morris International Inc.	3.875%	8/21/42	25	29
	Philip Morris International Inc.	4.875%	11/15/43	155	205
	Philip Morris International Inc.	4.250%	11/10/44	200	251
[2]	Procter & Gamble Co.	9.360%	1/1/21	29	29
	Procter & Gamble Co.	2.300%	2/6/22	425	434
	Procter & Gamble Co.	3.100%	8/15/23	150	161
	Procter & Gamble Co.	0.550%	10/29/25	500	501
	Procter & Gamble Co.	2.450%	11/3/26	100	110
	Procter & Gamble Co.	2.800%	3/25/27	500	556
	Procter & Gamble Co.	3.000%	3/25/30	500	573
	Procter & Gamble Co.	1.200%	10/29/30	500	498
	Procter & Gamble Co.	5.550%	3/5/37	150	229
	Procter & Gamble Co.	3.550%	3/25/40	188	234
	Procter & Gamble Co.	3.500%	10/25/47	169	219
	Procter & Gamble Co.	3.600%	3/25/50	173	232
	Reynolds American Inc.	4.850%	9/15/23	125	139
	Reynolds American Inc.	4.450%	6/12/25	525	597
	Reynolds American Inc.	5.700%	8/15/35	175	221
	Reynolds American Inc.	7.250%	6/15/37	100	137
	Reynolds American Inc.	6.150%	9/15/43	75	97
	Reynolds American Inc.	5.850%	8/15/45	450	574
	Sysco Corp.	2.600%	6/12/22	125	129
	Sysco Corp.	3.750%	10/1/25	75	84
	Sysco Corp.	3.300%	7/15/26	250	277
	Sysco Corp.	3.250%	7/15/27	175	195
	Sysco Corp.	2.400%	2/15/30	100	104
	Sysco Corp.	5.950%	4/1/30	250	328
	Sysco Corp.	6.600%	4/1/40	175	255
	Sysco Corp.	4.850%	10/1/45	50	62
	Sysco Corp.	4.500%	4/1/46	200	242
	Sysco Corp.	4.450%	3/15/48	100	120
	Sysco Corp.	3.300%	2/15/50	105	110
	Sysco Corp.	6.600%	4/1/50	250	384
	Target Corp.	2.900%	1/15/22	200	206
	Target Corp.	3.500%	7/1/24	325	360
	Target Corp.	2.250%	4/15/25	200	214
	Target Corp.	2.500%	4/15/26	175	193
	Target Corp.	3.375%	4/15/29	200	234
	Target Corp.	2.650%	9/15/30	250	280
	Target Corp.	6.500%	10/15/37	103	166
	Target Corp.	7.000%	1/15/38	125	208
	Target Corp.	3.900%	11/15/47	300	392
	Tyson Foods Inc.	4.500%	6/15/22	275	288
	Tyson Foods Inc.	3.900%	9/28/23	100	109

40

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tyson Foods Inc.	3.950%	8/15/24	925	1,027
Tyson Foods Inc.	4.000%	3/1/26	100	115
Tyson Foods Inc.	3.550%	6/2/27	275	313
Tyson Foods Inc.	4.350%	3/1/29	280	339
Tyson Foods Inc.	4.875%	8/15/34	100	131
Tyson Foods Inc.	5.150%	8/15/44	200	274
Tyson Foods Inc.	4.550%	6/2/47	150	197
Tyson Foods Inc.	5.100%	9/28/48	275	395
Unilever Capital Corp.	3.000%	3/7/22	100	103
Unilever Capital Corp.	3.250%	3/7/24	250	271
Unilever Capital Corp.	2.600%	5/5/24	450	480
Unilever Capital Corp.	3.375%	3/22/25	100	111
Unilever Capital Corp.	3.100%	7/30/25	225	249
Unilever Capital Corp.	2.000%	7/28/26	125	133
Unilever Capital Corp.	1.375%	9/14/30	300	301
Unilever Capital Corp.	5.900%	11/15/32	200	290
Walgreen Co.	3.100%	9/15/22	250	261
Walgreen Co.	4.400%	9/15/42	195	210
Walgreens Boots Alliance Inc.	3.800%	11/18/24	375	413
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	360
Walgreens Boots Alliance Inc.	3.200%	4/15/30	150	163
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	143
Walgreens Boots Alliance Inc.	4.800%	11/18/44	275	311
Walgreens Boots Alliance Inc.	4.650%	6/1/46	115	126
Walgreens Boots Alliance Inc.	4.100%	4/15/50	150	159
Walmart Inc.	2.350%	12/15/22	800	832
Walmart Inc.	2.550%	4/11/23	150	157
Walmart Inc.	3.400%	6/26/23	250	268
Walmart Inc.	3.300%	4/22/24	250	272
Walmart Inc.	2.850%	7/8/24	275	297
Walmart Inc.	2.650%	12/15/24	200	216
Walmart Inc.	3.550%	6/26/25	309	350
Walmart Inc.	3.050%	7/8/26	250	281
Walmart Inc.	5.875%	4/5/27	405	517
Walmart Inc.	3.700%	6/26/28	450	529
Walmart Inc.	3.250%	7/8/29	300	347
Walmart Inc.	2.375%	9/24/29	175	191
Walmart Inc.	7.550%	2/15/30	105	160
Walmart Inc.	5.250%	9/1/35	385	559
Walmart Inc.	6.200%	4/15/38	315	498
Walmart Inc.	3.950%	6/28/38	275	349
Walmart Inc.	5.000%	10/25/40	100	144
Walmart Inc.	4.000%	4/11/43	274	350
Walmart Inc.	4.300%	4/22/44	361	487
Walmart Inc.	3.625%	12/15/47	265	336
Walmart Inc.	4.050%	6/29/48	500	677
Walmart Inc.	2.950%	9/24/49	400	459
				103,691
Energy (2.5%)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	425	443
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	200	224
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	250	274
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.486%	5/1/30	200	241
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	5.125%	9/15/40	175	231
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	275	312
Boardwalk Pipelines LP	3.375%	2/1/23	100	104
Boardwalk Pipelines LP	4.950%	12/15/24	150	167
Boardwalk Pipelines LP	5.950%	6/1/26	200	236
Boardwalk Pipelines LP	4.450%	7/15/27	100	112
BP Capital Markets America Inc.	3.245%	5/6/22	250	260
BP Capital Markets America Inc.	2.520%	9/19/22	50	52
BP Capital Markets America Inc.	2.937%	4/6/23	100	106
BP Capital Markets America Inc.	2.750%	5/10/23	300	316
BP Capital Markets America Inc.	3.216%	11/28/23	1,082	1,162
BP Capital Markets America Inc.	3.194%	4/6/25	230	253
BP Capital Markets America Inc.	3.410%	2/11/26	100	112
BP Capital Markets America Inc.	3.119%	5/4/26	550	608
BP Capital Markets America Inc.	3.017%	1/16/27	400	441
BP Capital Markets America Inc.	3.937%	9/21/28	175	206
BP Capital Markets America Inc.	4.234%	11/6/28	225	268
BP Capital Markets America Inc.	3.633%	4/6/30	350	407
BP Capital Markets America Inc.	3.000%	2/24/50	450	461
BP Capital Markets America Inc.	2.772%	11/10/50	500	492
BP Capital Markets America Inc.	2.939%	6/4/51	500	507
BP Capital Markets plc	3.062%	3/17/22	25	26
BP Capital Markets plc	2.500%	11/6/22	450	467
BP Capital Markets plc	3.994%	9/26/23	200	219
BP Capital Markets plc	3.814%	2/10/24	400	439
BP Capital Markets plc	3.535%	11/4/24	68	75
BP Capital Markets plc	3.506%	3/17/25	200	223
BP Capital Markets plc	3.279%	9/19/27	200	225
BP Capital Markets plc	3.723%	11/28/28	175	203
Burlington Resources LLC	7.400%	12/1/31	175	260
Burlington Resources LLC	5.950%	10/15/36	200	282
Canadian Natural Resources Ltd.	2.950%	1/15/23	200	209
Canadian Natural Resources Ltd.	2.050%	7/15/25	100	105
Canadian Natural Resources Ltd.	3.850%	6/1/27	750	841
Canadian Natural Resources Ltd.	2.950%	7/15/30	100	106
Canadian Natural Resources Ltd.	7.200%	1/15/32	150	200
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	164
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	126
Canadian Natural Resources Ltd.	6.500%	2/15/37	50	66
Canadian Natural Resources Ltd.	6.250%	3/15/38	100	134
Canadian Natural Resources Ltd.	4.950%	6/1/47	140	177
Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	200	233
Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	225	261

41

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	525	619
Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	300	334
Chevron Corp.	2.355%	12/5/22	1,130	1,169
Chevron Corp.	1.141%	5/11/23	300	306
Chevron Corp.	3.191%	6/24/23	225	239
Chevron Corp.	1.554%	5/11/25	900	933
Chevron Corp.	2.236%	5/11/30	500	534
Chevron Corp.	2.978%	5/11/40	100	110
Chevron USA Inc.	0.333%	8/12/22	500	501
Chevron USA Inc.	1.018%	8/12/27	500	500
Chevron USA Inc.	2.343%	8/12/50	500	483
Cimarex Energy Co.	4.375%	6/1/24	200	217
Cimarex Energy Co.	3.900%	5/15/27	350	383
CNOOC Finance 2013 Ltd.	3.300%	9/30/49	250	247
CNOOC Finance 2014 ULC	4.250%	4/30/24	300	325
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	539
CNOOC Finance 2015 USA LLC	4.375%	5/2/28	300	343
CNOOC Petroleum North America ULC	7.875%	3/15/32	50	74
CNOOC Petroleum North America ULC	6.400%	5/15/37	450	627
Columbia Pipeline Group Inc.	4.500%	6/1/25	300	346
Columbia Pipeline Group Inc.	5.800%	6/1/45	100	137
Concho Resources Inc.	3.750%	10/1/27	400	453
Concho Resources Inc.	4.300%	8/15/28	100	118
Concho Resources Inc.	2.400%	2/15/31	500	522
Concho Resources Inc.	4.875%	10/1/47	200	269
ConocoPhillips	5.900%	10/15/32	450	613
ConocoPhillips	5.900%	5/15/38	450	644
ConocoPhillips	6.500%	2/1/39	200	306
ConocoPhillips Co.	3.350%	11/15/24	50	55
ConocoPhillips Co.	6.950%	4/15/29	350	488
ConocoPhillips Co.	4.300%	11/15/44	275	348
Devon Energy Corp.	5.850%	12/15/25	100	118
Devon Energy Corp.	7.875%	9/30/31	160	222
Devon Energy Corp.	7.950%	4/15/32	163	229
Devon Energy Corp.	5.600%	7/15/41	375	455
Devon Energy Corp.	5.000%	6/15/45	150	177
Diamondback Energy Inc.	3.250%	12/1/26	500	534
Diamondback Energy Inc.	3.500%	12/1/29	500	532
Ecopetrol SA	5.875%	9/18/23	225	251
Ecopetrol SA	4.125%	1/16/25	200	218
Ecopetrol SA	5.375%	6/26/26	750	862
Ecopetrol SA	6.875%	4/29/30	400	515
Ecopetrol SA	7.375%	9/18/43	100	136
Ecopetrol SA	5.875%	5/28/45	400	483
Enable Midstream Partners LP	3.900%	5/15/24	150	153
Enable Midstream Partners LP	4.400%	3/15/27	150	150
Enable Midstream Partners LP	4.950%	5/15/28	200	204
Enable Midstream Partners LP	4.150%	9/15/29	200	198
Enable Midstream Partners LP	5.000%	5/15/44	100	95
Enbridge Energy Partners LP	5.875%	10/15/25	150	182
Enbridge Energy Partners LP	7.500%	4/15/38	150	212
Enbridge Energy Partners LP	5.500%	9/15/40	75	94
Enbridge Energy Partners LP	7.375%	10/15/45	125	192
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Enbridge Inc.	2.900%	7/15/22	75	78
Enbridge Inc.	2.500%	1/15/25	100	107
Enbridge Inc.	3.700%	7/15/27	150	170
Enbridge Inc.	3.125%	11/15/29	200	219
Enbridge Inc.	4.500%	6/10/44	100	117
Enbridge Inc.	4.000%	11/15/49	100	114
Energy Transfer Operating LP	3.600%	2/1/23	450	471
Energy Transfer Operating LP	4.250%	3/15/23	400	420
Energy Transfer Operating LP	4.200%	9/15/23	80	86
Energy Transfer Operating LP	4.050%	3/15/25	1,000	1,092
Energy Transfer Operating LP	2.900%	5/15/25	100	106
Energy Transfer Operating LP	4.750%	1/15/26	500	554
Energy Transfer Operating LP	5.500%	6/1/27	300	351
Energy Transfer Operating LP	4.950%	6/15/28	350	404
Energy Transfer Operating LP	5.250%	4/15/29	425	494
Energy Transfer Operating LP	3.750%	5/15/30	450	487
Energy Transfer Operating LP	6.625%	10/15/36	150	180
Energy Transfer Operating LP	5.800%	6/15/38	150	171
Energy Transfer Operating LP	6.050%	6/1/41	100	115
Energy Transfer Operating LP	6.500%	2/1/42	275	333
Energy Transfer Operating LP	5.150%	3/15/45	150	162
Energy Transfer Operating LP	6.125%	12/15/45	200	234
Energy Transfer Operating LP	5.300%	4/15/47	200	220
Energy Transfer Operating LP	6.000%	6/15/48	100	119
Energy Transfer Operating LP	6.250%	4/15/49	320	386
Energy Transfer Operating LP	5.000%	5/15/50	500	546
Energy Transfer Partners LP	6.000%	6/15/48	200	237
Energy Transfer Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	175	183
Energy Transfer Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	200	212
Energy Transfer Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	100	108
Enterprise Products Operating LLC	3.500%	2/1/22	100	103
Enterprise Products Operating LLC	3.350%	3/15/23	425	443
Enterprise Products Operating LLC	3.900%	2/15/24	175	192
Enterprise Products Operating LLC	3.750%	2/15/25	150	168
Enterprise Products Operating LLC	3.700%	2/15/26	150	170
Enterprise Products Operating LLC	3.950%	2/15/27	100	112
Enterprise Products Operating LLC	3.125%	7/31/29	550	609
Enterprise Products Operating LLC	2.800%	1/31/30	300	325

42

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Enterprise Products Operating LLC	6.875%	3/1/33	175	244
Enterprise Products Operating LLC	7.550%	4/15/38	150	228
Enterprise Products Operating LLC	6.125%	10/15/39	300	414
Enterprise Products Operating LLC	5.950%	2/1/41	175	240
Enterprise Products Operating LLC	4.450%	2/15/43	300	358
Enterprise Products Operating LLC	4.850%	3/15/44	520	640
Enterprise Products Operating LLC	4.900%	5/15/46	425	532
Enterprise Products Operating LLC	4.250%	2/15/48	300	350
Enterprise Products Operating LLC	4.200%	1/31/50	350	411
Enterprise Products Operating LLC	3.700%	1/31/51	300	329
Enterprise Products Operating LLC	3.200%	2/15/52	500	504
Enterprise Products Operating LLC	3.950%	1/31/60	200	219
Enterprise Products Operating LLC	4.875%	8/16/77	100	96
Enterprise Products Operating LLC	5.250%	8/16/77	100	101
Enterprise Products Operating LLC	5.375%	2/15/78	200	198
EOG Resources Inc.	2.625%	3/15/23	450	470
EOG Resources Inc.	4.150%	1/15/26	150	172
EOG Resources Inc.	4.375%	4/15/30	255	310
EOG Resources Inc.	4.950%	4/15/50	200	271
Equinor ASA	3.150%	1/23/22	150	153
Equinor ASA	2.450%	1/17/23	450	470
Equinor ASA	2.650%	1/15/24	375	397
Equinor ASA	3.700%	3/1/24	150	165
Equinor ASA	3.250%	11/10/24	150	165
Equinor ASA	7.250%	9/23/27	250	339
Equinor ASA	3.625%	9/10/28	175	203
Equinor ASA	2.375%	5/22/30	200	212
Equinor ASA	5.100%	8/17/40	125	176
Equinor ASA	4.250%	11/23/41	175	220
Equinor ASA	3.950%	5/15/43	125	151
Equinor ASA	4.800%	11/8/43	175	235
Equinor ASA	3.250%	11/18/49	225	250
Equinor ASA	3.700%	4/6/50	405	486
Exxon Mobil Corp.	2.397%	3/6/22	400	407
Exxon Mobil Corp.	1.902%	8/16/22	300	308
Exxon Mobil Corp.	1.571%	4/15/23	950	968
Exxon Mobil Corp.	2.019%	8/16/24	100	105
Exxon Mobil Corp.	2.992%	3/19/25	850	929
Exxon Mobil Corp.	3.043%	3/1/26	300	332
Exxon Mobil Corp.	2.275%	8/16/26	200	215
Exxon Mobil Corp.	2.440%	8/16/29	250	267
Exxon Mobil Corp.	3.482%	3/19/30	375	434
Exxon Mobil Corp.	2.610%	10/15/30	650	709
Exxon Mobil Corp.	2.995%	8/16/39	300	325
Exxon Mobil Corp.	4.227%	3/19/40	400	496
Exxon Mobil Corp.	3.567%	3/6/45	235	268
Exxon Mobil Corp.	4.114%	3/1/46	400	492
Exxon Mobil Corp.	4.327%	3/19/50	825	1,075
Exxon Mobil Corp.	3.452%	4/15/51	600	685
Halliburton Co.	3.500%	8/1/23	112	119
Halliburton Co.	3.800%	11/15/25	22	25
Halliburton Co.	2.920%	3/1/30	300	317
Halliburton Co.	4.850%	11/15/35	200	230
Halliburton Co.	6.700%	9/15/38	345	456
Halliburton Co.	4.500%	11/15/41	100	108
Halliburton Co.	4.750%	8/1/43	150	167
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Halliburton Co.	5.000%	11/15/45	500	591
Helmerich & Payne Inc.	4.650%	3/15/25	50	55
Hess Corp.	3.500%	7/15/24	100	106
Hess Corp.	4.300%	4/1/27	250	277
Hess Corp.	7.125%	3/15/33	100	130
Hess Corp.	6.000%	1/15/40	250	304
Hess Corp.	5.600%	2/15/41	300	364
HollyFrontier Corp.	5.875%	4/1/26	200	218
Husky Energy Inc.	4.000%	4/15/24	150	160
Husky Energy Inc.	4.400%	4/15/29	250	276
Husky Energy Inc.	6.800%	9/15/37	50	63
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	26
Kinder Morgan Energy Partners LP	3.500%	9/1/23	250	267
Kinder Morgan Energy Partners LP	4.300%	5/1/24	625	691
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	381
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	63
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	324
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	69
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	262
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	330
Kinder Morgan Energy Partners LP	5.625%	9/1/41	50	61
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	29
Kinder Morgan Energy Partners LP	4.700%	11/1/42	475	542
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	87
Kinder Morgan Inc.	3.150%	1/15/23	200	210
Kinder Morgan Inc.	4.300%	6/1/25	300	342
Kinder Morgan Inc.	4.300%	3/1/28	500	586
Kinder Morgan Inc.	7.800%	8/1/31	290	413
Kinder Morgan Inc.	7.750%	1/15/32	265	382
Kinder Morgan Inc.	5.300%	12/1/34	175	217
Kinder Morgan Inc.	5.550%	6/1/45	200	256
Kinder Morgan Inc.	5.050%	2/15/46	350	428
Kinder Morgan Inc.	3.250%	8/1/50	400	401
Magellan Midstream Partners LP	3.250%	6/1/30	200	224
Magellan Midstream Partners LP	5.150%	10/15/43	125	158
Magellan Midstream Partners LP	4.250%	9/15/46	200	227
Magellan Midstream Partners LP	4.200%	10/3/47	150	171
Magellan Midstream Partners LP	4.850%	2/1/49	100	125
Magellan Midstream Partners LP	3.950%	3/1/50	50	56
Marathon Oil Corp.	2.800%	11/1/22	60	62
Marathon Oil Corp.	3.850%	6/1/25	100	107
Marathon Oil Corp.	4.400%	7/15/27	200	221
Marathon Oil Corp.	6.800%	3/15/32	400	492
Marathon Oil Corp.	5.200%	6/1/45	100	115
Marathon Petroleum Corp.	4.750%	12/15/23	500	553
Marathon Petroleum Corp.	4.700%	5/1/25	300	344
Marathon Petroleum Corp.	5.125%	12/15/26	200	238
Marathon Petroleum Corp.	6.500%	3/1/41	300	402

43

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marathon Petroleum Corp.	4.750%	9/15/44	275	315
	Marathon Petroleum Corp.	4.500%	4/1/48	100	112
	MPLX LP	3.500%	12/1/22	25	26
	MPLX LP	3.375%	3/15/23	100	106
	MPLX LP	4.500%	7/15/23	200	218
	MPLX LP	4.875%	12/1/24	513	587
	MPLX LP	4.875%	6/1/25	283	327
	MPLX LP	4.125%	3/1/27	300	345
	MPLX LP	4.250%	12/1/27	400	466
	MPLX LP	4.000%	3/15/28	400	456
	MPLX LP	2.650%	8/15/30	500	522
	MPLX LP	4.500%	4/15/38	300	339
	MPLX LP	5.200%	3/1/47	250	303
	MPLX LP	4.700%	4/15/48	275	327
	MPLX LP	5.500%	2/15/49	455	590
	National Oilwell Varco Inc.	3.600%	12/1/29	200	209
	National Oilwell Varco Inc.	3.950%	12/1/42	125	126
	Noble Energy Inc.	3.850%	1/15/28	100	116
	Noble Energy Inc.	3.250%	10/15/29	200	228
	Noble Energy Inc.	6.000%	3/1/41	100	149
	Noble Energy Inc.	5.250%	11/15/43	175	247
	Noble Energy Inc.	5.050%	11/15/44	250	348
	Noble Energy Inc.	4.950%	8/15/47	100	140
	Noble Energy Inc.	4.200%	10/15/49	155	197
	ONEOK Inc.	7.500%	9/1/23	100	115
	ONEOK Inc.	2.750%	9/1/24	100	105
	ONEOK Inc.	2.200%	9/15/25	425	442
	ONEOK Inc.	4.550%	7/15/28	100	114
	ONEOK Inc.	4.350%	3/15/29	100	113
	ONEOK Inc.	3.400%	9/1/29	245	260
	ONEOK Inc.	3.100%	3/15/30	200	213
	ONEOK Inc.	4.950%	7/13/47	200	220
	ONEOK Inc.	4.450%	9/1/49	150	157
	ONEOK Inc.	4.500%	3/15/50	300	318
	ONEOK Partners LP	3.375%	10/1/22	400	416
	ONEOK Partners LP	6.650%	10/1/36	300	376
	ONEOK Partners LP	6.850%	10/15/37	300	385
	ONEOK Partners LP	6.125%	2/1/41	150	179
[2]	Petroleos Mexicanos	2.378%	4/15/25	22	23
	Phillips 66	4.300%	4/1/22	275	288
	Phillips 66	3.700%	4/6/23	100	107
	Phillips 66	3.850%	4/9/25	300	338
	Phillips 66	3.900%	3/15/28	300	344
	Phillips 66	2.150%	12/15/30	100	101
	Phillips 66	4.650%	11/15/34	500	610
	Phillips 66	4.875%	11/15/44	500	629
	Phillips 66 Partners LP	2.450%	12/15/24	50	52
	Phillips 66 Partners LP	3.605%	2/15/25	250	270
	Phillips 66 Partners LP	3.750%	3/1/28	50	54
	Phillips 66 Partners LP	3.150%	12/15/29	100	104
	Phillips 66 Partners LP	4.680%	2/15/45	245	263
	Pioneer Natural Resources Co.	4.450%	1/15/26	225	262
	Pioneer Natural Resources Co.	1.900%	8/15/30	300	297
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	100	103
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	289	299
	Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	600	639
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	100	112
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	175	183
	Plains All American Pipeline LP / PAA Finance Corp.	3.800%	9/15/30	200	214
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	100	121
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	225	220
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	200	208
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	325	342
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	350	383
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	600	684
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	400	466
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	450	544
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	250	295
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	300	344
[5]	Sabine Pass Liquefaction LLC	4.500%	5/15/30	300	356
	Schlumberger Investment SA	3.650%	12/1/23	325	352
	Schlumberger Investment SA	2.650%	6/26/30	300	320
	Shell International Finance BV	3.400%	8/12/23	75	81
	Shell International Finance BV	0.375%	9/15/23	500	501
	Shell International Finance BV	2.000%	11/7/24	200	210
	Shell International Finance BV	2.375%	4/6/25	500	535
	Shell International Finance BV	3.250%	5/11/25	200	221
	Shell International Finance BV	2.875%	5/10/26	500	552
	Shell International Finance BV	2.500%	9/12/26	900	987
	Shell International Finance BV	3.875%	11/13/28	100	118
	Shell International Finance BV	2.375%	11/7/29	1,050	1,125
	Shell International Finance BV	4.125%	5/11/35	300	373
	Shell International Finance BV	6.375%	12/15/38	475	734
	Shell International Finance BV	5.500%	3/25/40	175	251
	Shell International Finance BV	4.550%	8/12/43	300	399
	Shell International Finance BV	4.375%	5/11/45	630	829
	Shell International Finance BV	4.000%	5/10/46	700	877
	Shell International Finance BV	3.125%	11/7/49	650	721
	Spectra Energy Partners LP	4.750%	3/15/24	600	669
	Spectra Energy Partners LP	3.500%	3/15/25	138	151
	Spectra Energy Partners LP	3.375%	10/15/26	205	228

44

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Spectra Energy Partners LP	5.950%	9/25/43	40	52
Spectra Energy Partners LP	4.500%	3/15/45	325	383
Suncor Energy Inc.	2.800%	5/15/23	300	315
Suncor Energy Inc.	3.600%	12/1/24	100	110
Suncor Energy Inc.	3.100%	5/15/25	100	109
Suncor Energy Inc.	5.950%	12/1/34	125	163
Suncor Energy Inc.	6.800%	5/15/38	225	315
Suncor Energy Inc.	6.500%	6/15/38	525	732
Suncor Energy Inc.	4.000%	11/15/47	200	225
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	50	52
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	225	243
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	150	164
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	175	180
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	325	347
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	50	56
Sunoco Logistics Partners Operations LP	5.400%	10/1/47	275	303
TC PipeLines LP	3.900%	5/25/27	50	56
TechnipFMC plc	3.450%	10/1/22	75	77
Total Capital Canada Ltd.	2.750%	7/15/23	125	132
Total Capital International SA	2.875%	2/17/22	300	309
Total Capital International SA	2.700%	1/25/23	50	52
Total Capital International SA	3.700%	1/15/24	525	575
Total Capital International SA	2.434%	1/10/25	175	187
Total Capital International SA	3.455%	2/19/29	325	376
Total Capital International SA	2.829%	1/10/30	300	335
Total Capital International SA	2.986%	6/29/41	200	218
Total Capital International SA	3.461%	7/12/49	200	230
Total Capital International SA	3.127%	5/29/50	500	544
Total Capital International SA	3.386%	6/29/60	200	226
Total Capital SA	3.883%	10/11/28	100	118
TransCanada PipeLines Ltd.	2.500%	8/1/22	400	413
TransCanada PipeLines Ltd.	4.250%	5/15/28	250	294
TransCanada PipeLines Ltd.	4.100%	4/15/30	500	586
TransCanada PipeLines Ltd.	4.625%	3/1/34	536	646
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	193
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	400
TransCanada PipeLines Ltd.	6.200%	10/15/37	425	590
TransCanada PipeLines Ltd.	4.750%	5/15/38	350	435
TransCanada PipeLines Ltd.	4.875%	5/15/48	400	515
Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	100	115
Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	200	223
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	100	121
Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	200	225
Valero Energy Corp.	2.700%	4/15/23	100	104
Valero Energy Corp.	1.200%	3/15/24	500	502
Valero Energy Corp.	3.650%	3/15/25	251	274
Valero Energy Corp.	2.850%	4/15/25	100	106
Valero Energy Corp.	4.350%	6/1/28	350	397
Valero Energy Corp.	7.500%	4/15/32	650	898
Valero Energy Corp.	4.900%	3/15/45	150	175
Valero Energy Partners LP	4.375%	12/15/26	100	116
Valero Energy Partners LP	4.500%	3/15/28	75	86
Williams Cos. Inc.	3.600%	3/15/22	475	490
Williams Cos. Inc.	3.350%	8/15/22	125	130
Williams Cos. Inc.	3.700%	1/15/23	200	211
Williams Cos. Inc.	4.550%	6/24/24	400	447
Williams Cos. Inc.	3.900%	1/15/25	681	753
Williams Cos. Inc.	3.750%	6/15/27	300	341
Williams Cos. Inc.	3.500%	11/15/30	400	452
Williams Cos. Inc.	6.300%	4/15/40	100	133
Williams Cos. Inc.	5.800%	11/15/43	100	127
Williams Cos. Inc.	5.400%	3/4/44	400	493
Williams Cos. Inc.	5.750%	6/24/44	100	131
Williams Cos. Inc.	5.100%	9/15/45	350	433
Williams Cos. Inc.	4.850%	3/1/48	150	183
				122,803
Financials (7.8%)
ACE Capital Trust II	9.700%	4/1/30	50	76
Aegon NV	5.500%	4/11/48	200	226
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	12/16/21	70	72
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/1/22	125	128
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	5/26/22	100	103
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	175	184
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	125	130
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	150	162
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	186	197
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	250	298
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	125	139
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	300	326
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/15/27	500	569
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	300	323
Affiliated Managers Group Inc.	4.250%	2/15/24	100	110
Affiliated Managers Group Inc.	3.500%	8/1/25	125	139
Affiliated Managers Group Inc.	3.300%	6/15/30	500	546

45

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Aflac Inc.	3.625%	6/15/23	125	135
Aflac Inc.	3.625%	11/15/24	125	140
Aflac Inc.	3.250%	3/17/25	125	138
Aflac Inc.	2.875%	10/15/26	75	83
Aflac Inc.	3.600%	4/1/30	225	264
Aflac Inc.	4.000%	10/15/46	50	61
Aflac Inc.	4.750%	1/15/49	235	326
Air Lease Corp.	3.750%	2/1/22	300	308
Air Lease Corp.	2.625%	7/1/22	100	103
Air Lease Corp.	2.250%	1/15/23	100	102
Air Lease Corp.	2.750%	1/15/23	100	103
Air Lease Corp.	3.875%	7/3/23	100	106
Air Lease Corp.	4.250%	2/1/24	200	216
Air Lease Corp.	4.250%	9/15/24	75	82
Air Lease Corp.	2.300%	2/1/25	200	206
Air Lease Corp.	3.250%	3/1/25	150	160
Air Lease Corp.	3.375%	7/1/25	250	269
Air Lease Corp.	3.625%	4/1/27	75	80
Air Lease Corp.	3.625%	12/1/27	200	215
Air Lease Corp.	4.625%	10/1/28	100	114
Air Lease Corp.	3.250%	10/1/29	100	105
Air Lease Corp.	3.000%	2/1/30	225	232
Air Lease Corp.	3.125%	12/1/30	750	777
Aircastle Ltd.	4.400%	9/25/23	125	133
Aircastle Ltd.	4.125%	5/1/24	400	424
Aircastle Ltd.	4.250%	6/15/26	100	106
Alleghany Corp.	3.625%	5/15/30	100	113
Alleghany Corp.	4.900%	9/15/44	100	129
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	75	82
Allstate Corp.	3.150%	6/15/23	100	107
Allstate Corp.	1.450%	12/15/30	500	497
Allstate Corp.	5.550%	5/9/35	75	111
Allstate Corp.	4.500%	6/15/43	125	168
Allstate Corp.	4.200%	12/15/46	200	263
Allstate Corp.	3.850%	8/10/49	100	127
Allstate Corp.	5.750%	8/15/53	75	80
Allstate Corp.	6.500%	5/15/67	100	134
Ally Financial Inc.	4.125%	2/13/22	125	130
Ally Financial Inc.	1.450%	10/2/23	1,000	1,019
Ally Financial Inc.	3.875%	5/21/24	150	164
Ally Financial Inc.	5.125%	9/30/24	135	155
Ally Financial Inc.	8.000%	11/1/31	400	584
American Express Co.	2.750%	5/20/22	300	309
American Express Co.	2.500%	8/1/22	500	516
American Express Co.	2.650%	12/2/22	225	235
American Express Co.	3.400%	2/27/23	300	319
American Express Co.	3.700%	8/3/23	325	351
American Express Co.	3.400%	2/22/24	225	245
American Express Co.	2.500%	7/30/24	215	229
American Express Co.	3.000%	10/30/24	569	621
American Express Co.	3.625%	12/5/24	241	267
American Express Co.	4.200%	11/6/25	150	174
American Express Co.	3.125%	5/20/26	250	280
American Express Co.	4.050%	12/3/42	67	86
American Express Credit Corp.	2.700%	3/3/22	300	308
American Express Credit Corp.	3.300%	5/3/27	350	398
American Financial Group Inc.	3.500%	8/15/26	50	55
American Financial Group Inc.	5.250%	4/2/30	150	186
American Financial Group Inc.	4.500%	6/15/47	110	132
American International Group Inc.	3.300%	3/1/21	275	275
American International Group Inc.	4.125%	2/15/24	70	77
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
American International Group Inc.	3.750%	7/10/25	85	95
American International Group Inc.	3.900%	4/1/26	406	463
American International Group Inc.	4.200%	4/1/28	200	237
American International Group Inc.	4.250%	3/15/29	50	60
American International Group Inc.	3.400%	6/30/30	240	274
American International Group Inc.	3.875%	1/15/35	200	240
American International Group Inc.	4.700%	7/10/35	75	96
American International Group Inc.	6.250%	5/1/36	475	685
American International Group Inc.	4.500%	7/16/44	500	640
American International Group Inc.	4.750%	4/1/48	200	268
American International Group Inc.	5.750%	4/1/48	125	145
American International Group Inc.	4.375%	1/15/55	355	454
American International Group Inc.	8.175%	5/15/68	95	139
Ameriprise Financial Inc.	3.000%	3/22/22	50	52
Ameriprise Financial Inc.	4.000%	10/15/23	250	275
Ameriprise Financial Inc.	3.700%	10/15/24	187	208
Ameriprise Financial Inc.	3.000%	4/2/25	20	22
Ameriprise Financial Inc.	2.875%	9/15/26	100	111
Aon Corp.	8.205%	1/1/27	25	33
Aon Corp.	4.500%	12/15/28	100	121
Aon Corp.	3.750%	5/2/29	90	105
Aon Corp.	2.800%	5/15/30	405	442
Aon Corp.	6.250%	9/30/40	100	149
Aon plc	3.500%	6/14/24	250	272
Aon plc	3.875%	12/15/25	125	143
Aon plc	4.600%	6/14/44	175	230
Aon plc	4.750%	5/15/45	100	136
Arch Capital Finance LLC	4.011%	12/15/26	100	116
Arch Capital Finance LLC	5.031%	12/15/46	100	136
Arch Capital Group Ltd.	7.350%	5/1/34	50	76
Arch Capital Group Ltd.	3.635%	6/30/50	200	232
Arch Capital Group US Inc.	5.144%	11/1/43	50	68
Ares Capital Corp.	3.500%	2/10/23	250	264
Ares Capital Corp.	4.200%	6/10/24	200	216
Ares Capital Corp.	4.250%	3/1/25	105	113
Ares Capital Corp.	3.250%	7/15/25	115	122
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	187
Associated Bank NA	3.500%	8/13/21	50	51
Assurant Inc.	4.000%	3/15/23	50	53
Assurant Inc.	4.200%	9/27/23	100	109
Assurant Inc.	4.900%	3/27/28	100	116
Assurant Inc.	6.750%	2/15/34	9	12
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	75	86
Athene Holding Ltd.	4.125%	1/12/28	200	223
Athene Holding Ltd.	6.150%	4/3/30	110	137
Athene Holding Ltd.	3.500%	1/15/31	500	531
Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	200	207
Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	200	209
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	250	286
AXA SA	8.600%	12/15/30	225	350
AXIS Specialty Finance LLC	3.900%	7/15/29	50	56

46

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
AXIS Specialty Finance LLC	4.900%	1/15/40	50	52
AXIS Specialty Finance plc	4.000%	12/6/27	550	608
Banco Santander SA	3.848%	4/12/23	200	214
Banco Santander SA	5.179%	11/19/25	250	292
Banco Santander SA	4.250%	4/11/27	600	691
Banco Santander SA	3.800%	2/23/28	200	226
Banco Santander SA	4.379%	4/12/28	200	233
Bancolombia SA	3.000%	1/29/25	200	208
Bank of America Corp.	2.503%	10/21/22	1,100	1,119
Bank of America Corp.	3.300%	1/11/23	600	636
Bank of America Corp.	3.124%	1/20/23	145	149
Bank of America Corp.	2.881%	4/24/23	1,000	1,031
Bank of America Corp.	2.816%	7/21/23	1,300	1,351
Bank of America Corp.	4.100%	7/24/23	300	328
Bank of America Corp.	3.004%	12/20/23	2,846	2,995
Bank of America Corp.	3.550%	3/5/24	690	735
Bank of America Corp.	3.864%	7/23/24	125	136
Bank of America Corp.	4.200%	8/26/24	650	724
Bank of America Corp.	0.810%	10/24/24	500	504
Bank of America Corp.	4.000%	1/22/25	755	845
Bank of America Corp.	3.950%	4/21/25	500	563
Bank of America Corp.	3.093%	10/1/25	350	378
Bank of America Corp.	2.456%	10/22/25	300	319
Bank of America Corp.	3.366%	1/23/26	300	329
Bank of America Corp.	2.015%	2/13/26	1,000	1,046
Bank of America Corp.	4.450%	3/3/26	475	553
Bank of America Corp.	3.500%	4/19/26	320	362
Bank of America Corp.	1.319%	6/19/26	500	508
Bank of America Corp.	4.250%	10/22/26	725	842
Bank of America Corp.	1.197%	10/24/26	500	506
Bank of America Corp.	3.559%	4/23/27	750	845
Bank of America Corp.	3.248%	10/21/27	750	839
Bank of America Corp.	4.183%	11/25/27	560	648
Bank of America Corp.	3.824%	1/20/28	425	487
Bank of America Corp.	3.705%	4/24/28	350	397
Bank of America Corp.	3.593%	7/21/28	800	903
Bank of America Corp.	3.419%	12/20/28	1,334	1,505
Bank of America Corp.	3.970%	3/5/29	225	262
Bank of America Corp.	4.271%	7/23/29	575	684
Bank of America Corp.	3.974%	2/7/30	150	176
Bank of America Corp.	3.194%	7/23/30	1,125	1,255
Bank of America Corp.	2.884%	10/22/30	300	328
Bank of America Corp.	2.496%	2/13/31	750	796
Bank of America Corp.	2.592%	4/29/31	2,000	2,145
Bank of America Corp.	6.110%	1/29/37	335	487
Bank of America Corp.	4.244%	4/24/38	300	368
Bank of America Corp.	7.750%	5/14/38	340	579
Bank of America Corp.	4.078%	4/23/40	550	669
Bank of America Corp.	2.676%	6/19/41	1,000	1,041
Bank of America Corp.	5.875%	2/7/42	300	456
Bank of America Corp.	5.000%	1/21/44	750	1,045
Bank of America Corp.	4.875%	4/1/44	300	413
Bank of America Corp.	4.750%	4/21/45	100	135
Bank of America Corp.	4.443%	1/20/48	100	132
Bank of America Corp.	4.330%	3/15/50	250	327
Bank of America Corp.	4.083%	3/20/51	1,500	1,886
Bank of America Corp.	2.831%	10/24/51	500	521
Bank of America NA	6.000%	10/15/36	250	374
Bank of Montreal	1.900%	8/27/21	325	329
Bank of Montreal	2.900%	3/26/22	425	439
Bank of Montreal	2.350%	9/11/22	46	48
Bank of Montreal	2.550%	11/6/22	104	108
Bank of Montreal	0.450%	12/8/23	500	500
Bank of Montreal	3.300%	2/5/24	300	325
Bank of Montreal	2.500%	6/28/24	200	213
Bank of Montreal	1.850%	5/1/25	457	479
Bank of Montreal	4.338%	10/5/28	100	109
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Bank of Montreal	3.803%	12/15/32	500	564
Bank of New York Mellon Corp.	2.600%	2/7/22	675	690
Bank of New York Mellon Corp.	1.950%	8/23/22	250	257
Bank of New York Mellon Corp.	2.950%	1/29/23	195	205
Bank of New York Mellon Corp.	3.500%	4/28/23	225	241
Bank of New York Mellon Corp.	2.661%	5/16/23	225	232
Bank of New York Mellon Corp.	3.450%	8/11/23	125	135
Bank of New York Mellon Corp.	2.200%	8/16/23	225	236
Bank of New York Mellon Corp.	3.250%	9/11/24	150	164
Bank of New York Mellon Corp.	2.100%	10/24/24	225	239
Bank of New York Mellon Corp.	3.000%	2/24/25	547	600
Bank of New York Mellon Corp.	2.800%	5/4/26	200	221
Bank of New York Mellon Corp.	2.450%	8/17/26	125	136
Bank of New York Mellon Corp.	3.250%	5/16/27	150	170
Bank of New York Mellon Corp.	3.442%	2/7/28	150	171
Bank of New York Mellon Corp.	3.000%	10/30/28	200	223
Bank of New York Mellon Corp.	3.300%	8/23/29	100	114
Bank of Nova Scotia	1.875%	4/26/21	175	176
Bank of Nova Scotia	2.700%	3/7/22	250	257
Bank of Nova Scotia	2.375%	1/18/23	50	52
Bank of Nova Scotia	1.950%	2/1/23	875	903
Bank of Nova Scotia	3.400%	2/11/24	200	217
Bank of Nova Scotia	2.200%	2/3/25	1,875	1,972
Bank of Nova Scotia	4.500%	12/16/25	300	348
Bank of Nova Scotia	2.700%	8/3/26	100	110
Barclays plc	3.200%	8/10/21	150	152
Barclays plc	3.684%	1/10/23	100	103
Barclays plc	4.610%	2/15/23	200	208
Barclays plc	4.338%	5/16/24	1,000	1,080
Barclays plc	3.650%	3/16/25	350	386
Barclays plc	3.932%	5/7/25	200	219
Barclays plc	4.375%	1/12/26	300	344
Barclays plc	2.852%	5/7/26	300	321
Barclays plc	5.200%	5/12/26	610	709
Barclays plc	4.337%	1/10/28	200	229
Barclays plc	4.836%	5/9/28	400	463
Barclays plc	4.972%	5/16/29	500	595
Barclays plc	5.088%	6/20/30	345	413
Barclays plc	2.645%	6/24/31	400	415
Barclays plc	5.250%	8/17/45	250	342
Barclays plc	4.950%	1/10/47	200	271
BBVA USA	2.875%	6/29/22	250	258
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	156
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	140	214
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	195	258
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	300	395
Berkshire Hathaway Finance Corp.	4.200%	8/15/48	700	918
Berkshire Hathaway Finance Corp.	4.250%	1/15/49	230	304
Berkshire Hathaway Finance Corp.	2.850%	10/15/50	675	723

47

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Berkshire Hathaway Inc.	2.200%	3/15/21	200	200
	Berkshire Hathaway Inc.	3.000%	2/11/23	75	79
	Berkshire Hathaway Inc.	2.750%	3/15/23	300	315
	Berkshire Hathaway Inc.	3.125%	3/15/26	725	810
	BGC Partners Inc.	3.750%	10/1/24	105	110
	BlackRock Inc.	3.375%	6/1/22	175	183
	BlackRock Inc.	3.500%	3/18/24	175	192
	BlackRock Inc.	3.200%	3/15/27	100	113
	BlackRock Inc.	3.250%	4/30/29	90	103
	BlackRock Inc.	2.400%	4/30/30	630	687
	BlackRock Inc.	1.900%	1/28/31	145	151
[5]	BNP Paribas SA	3.052%	1/13/31	50	54
	BPCE SA	2.750%	12/2/21	250	255
[5]	BPCE SA	3.000%	5/22/22	250	259
	BPCE SA	4.000%	4/15/24	325	360
	BPCE SA	3.375%	12/2/26	250	282
	Brighthouse Financial Inc.	3.700%	6/22/27	141	153
	Brighthouse Financial Inc.	4.700%	6/22/47	223	233
	Brookfield Asset Management Inc.	4.000%	1/15/25	157	174
	Brookfield Finance Inc.	4.000%	4/1/24	175	192
	Brookfield Finance Inc.	4.250%	6/2/26	50	58
	Brookfield Finance Inc.	3.900%	1/25/28	125	143
	Brookfield Finance Inc.	4.850%	3/29/29	150	183
	Brookfield Finance Inc.	4.350%	4/15/30	205	245
	Brookfield Finance Inc.	4.700%	9/20/47	185	234
	Brookfield Finance Inc.	3.450%	4/15/50	125	132
	Brown & Brown Inc.	4.200%	9/15/24	75	84
	Brown & Brown Inc.	4.500%	3/15/29	75	89
	Brown & Brown Inc.	2.375%	3/15/31	500	520
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	350	362
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	200	217
	Canadian Imperial Bank of Commerce	0.500%	12/14/23	500	500
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	200	216
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	120	127
	Capital One Bank USA NA	3.375%	2/15/23	235	248
	Capital One Financial Corp.	3.050%	3/9/22	175	181
	Capital One Financial Corp.	3.200%	1/30/23	350	368
	Capital One Financial Corp.	3.500%	6/15/23	27	29
	Capital One Financial Corp.	3.900%	1/29/24	250	273
	Capital One Financial Corp.	3.750%	4/24/24	450	491
	Capital One Financial Corp.	3.300%	10/30/24	1,013	1,109
	Capital One Financial Corp.	4.200%	10/29/25	175	198
	Capital One Financial Corp.	3.750%	7/28/26	500	564
	Capital One Financial Corp.	3.750%	3/9/27	100	113
	Capital One Financial Corp.	3.650%	5/11/27	800	915
	Capital One Financial Corp.	3.800%	1/31/28	300	347
	Cboe Global Markets Inc.	3.650%	1/12/27	110	126
	Charles Schwab Corp.	3.225%	9/1/22	300	314
	Charles Schwab Corp.	2.650%	1/25/23	100	105
	Charles Schwab Corp.	3.550%	2/1/24	400	435
	Charles Schwab Corp.	3.850%	5/21/25	25	28
	Charles Schwab Corp.	0.900%	3/11/26	300	304
	Charles Schwab Corp.	3.200%	3/2/27	250	278
	Charles Schwab Corp.	3.200%	1/25/28	100	113
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Charles Schwab Corp.	4.000%	2/1/29	125	149
	Charles Schwab Corp.	3.250%	5/22/29	100	115
	Charles Schwab Corp.	4.625%	3/22/30	50	63
	Chubb Corp.	6.000%	5/11/37	125	188
	Chubb Corp.	6.500%	5/15/38	95	151
	Chubb INA Holdings Inc.	2.875%	11/3/22	475	495
	Chubb INA Holdings Inc.	2.700%	3/13/23	125	131
	Chubb INA Holdings Inc.	3.350%	5/15/24	100	109
	Chubb INA Holdings Inc.	3.150%	3/15/25	250	276
	Chubb INA Holdings Inc.	6.700%	5/15/36	200	311
	Chubb INA Holdings Inc.	4.150%	3/13/43	100	129
	Chubb INA Holdings Inc.	4.350%	11/3/45	350	473
	Cincinnati Financial Corp.	6.920%	5/15/28	100	132
	Cincinnati Financial Corp.	6.125%	11/1/34	75	104
	Citigroup Inc.	2.350%	8/2/21	150	152
	Citigroup Inc.	2.900%	12/8/21	200	204
	Citigroup Inc.	4.500%	1/14/22	475	495
	Citigroup Inc.	2.750%	4/25/22	425	438
	Citigroup Inc.	2.700%	10/27/22	375	390
	Citigroup Inc.	3.375%	3/1/23	150	159
	Citigroup Inc.	3.500%	5/15/23	675	722
	Citigroup Inc.	2.876%	7/24/23	450	467
	Citigroup Inc.	3.875%	10/25/23	738	811
	Citigroup Inc.	4.000%	8/5/24	125	139
	Citigroup Inc.	0.776%	10/30/24	500	501
	Citigroup Inc.	3.875%	3/26/25	350	390
	Citigroup Inc.	3.352%	4/24/25	1,500	1,630
	Citigroup Inc.	3.300%	4/27/25	125	138
	Citigroup Inc.	4.400%	6/10/25	1,796	2,051
	Citigroup Inc.	5.500%	9/13/25	75	90
	Citigroup Inc.	3.700%	1/12/26	275	312
	Citigroup Inc.	4.600%	3/9/26	275	322
	Citigroup Inc.	3.200%	10/21/26	1,025	1,143
	Citigroup Inc.	4.300%	11/20/26	75	87
	Citigroup Inc.	4.450%	9/29/27	1,150	1,349
	Citigroup Inc.	3.887%	1/10/28	475	542
	Citigroup Inc.	3.668%	7/24/28	900	1,022
	Citigroup Inc.	4.125%	7/25/28	100	116
	Citigroup Inc.	3.520%	10/27/28	580	654
	Citigroup Inc.	3.980%	3/20/30	475	557
	Citigroup Inc.	2.976%	11/5/30	300	328
	Citigroup Inc.	2.666%	1/29/31	500	533
	Citigroup Inc.	4.412%	3/31/31	750	909
	Citigroup Inc.	2.572%	6/3/31	500	532
	Citigroup Inc.	6.625%	6/15/32	100	142
	Citigroup Inc.	6.125%	8/25/36	75	105
	Citigroup Inc.	3.878%	1/24/39	225	268
	Citigroup Inc.	8.125%	7/15/39	562	1,003
	Citigroup Inc.	5.316%	3/26/41	1,000	1,405
	Citigroup Inc.	5.875%	1/30/42	100	152
	Citigroup Inc.	5.300%	5/6/44	375	526
	Citigroup Inc.	4.650%	7/30/45	200	268
	Citigroup Inc.	4.750%	5/18/46	375	498
	Citigroup Inc.	4.650%	7/23/48	450	619
	Citizens Bank NA	3.250%	2/14/22	250	257
	Citizens Bank NA	2.650%	5/26/22	125	129
	Citizens Financial Group Inc.	4.300%	12/3/25	357	411
	Citizens Financial Group Inc.	2.850%	7/27/26	175	195
	Citizens Financial Group Inc.	2.500%	2/6/30	200	212
[5]	Citizens Financial Group Inc.	2.638%	9/30/32	125	132
	CME Group Inc.	3.000%	9/15/22	125	131
	CME Group Inc.	3.000%	3/15/25	214	234
	CME Group Inc.	5.300%	9/15/43	200	297
	CNA Financial Corp.	3.950%	5/15/24	150	166
	CNA Financial Corp.	4.500%	3/1/26	125	146

48

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CNA Financial Corp.	3.450%	8/15/27	100	113
	CNA Financial Corp.	3.900%	5/1/29	100	118
	Comerica Bank	4.000%	7/27/25	50	56
	Comerica Inc.	3.700%	7/31/23	200	216
[5]	Commonwealth Bank of Australia	2.750%	3/10/22	500	514
	Cooperatieve Rabobank UA	2.750%	1/10/22	250	256
	Cooperatieve Rabobank UA	3.875%	2/8/22	525	545
	Cooperatieve Rabobank UA	3.950%	11/9/22	125	133
	Cooperatieve Rabobank UA	4.625%	12/1/23	175	195
	Cooperatieve Rabobank UA	3.375%	5/21/25	666	746
	Cooperatieve Rabobank UA	4.375%	8/4/25	600	682
	Cooperatieve Rabobank UA	3.750%	7/21/26	475	536
	Cooperatieve Rabobank UA	5.250%	5/24/41	100	148
	Cooperatieve Rabobank UA	5.750%	12/1/43	250	370
	Cooperatieve Rabobank UA	5.250%	8/4/45	350	490
	Credit Suisse AG	3.000%	10/29/21	600	613
	Credit Suisse AG	3.625%	9/9/24	575	638
[5]	Credit Suisse Group AG	3.574%	1/9/23	250	258
	Credit Suisse Group AG	3.800%	6/9/23	825	887
	Credit Suisse Group AG	3.750%	3/26/25	250	277
	Credit Suisse Group AG	4.875%	5/15/45	875	1,222
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	750	791
	Deutsche Bank AG	4.250%	10/14/21	600	615
	Deutsche Bank AG	3.300%	11/16/22	500	522
	Deutsche Bank AG	3.950%	2/27/23	300	318
	Deutsche Bank AG	3.700%	5/30/24	548	588
	Deutsche Bank AG	4.100%	1/13/26	100	111
	Discover Bank	3.200%	8/9/21	100	101
	Discover Bank	3.350%	2/6/23	150	158
	Discover Bank	4.200%	8/8/23	300	328
	Discover Bank	2.450%	9/12/24	150	158
	Discover Bank	3.450%	7/27/26	100	112
	Discover Bank	4.650%	9/13/28	250	299
	Discover Bank	2.700%	2/6/30	100	106
	Discover Financial Services	3.850%	11/21/22	200	213
	Discover Financial Services	3.950%	11/6/24	450	498
	Discover Financial Services	3.750%	3/4/25	183	201
	Discover Financial Services	4.500%	1/30/26	200	231
	Discover Financial Services	4.100%	2/9/27	250	288
	E*TRADE Financial Corp.	3.800%	8/24/27	75	86
	E*TRADE Financial Corp.	4.500%	6/20/28	65	78
	Eaton Vance Corp.	3.625%	6/15/23	50	54
	Eaton Vance Corp.	3.500%	4/6/27	100	111
	Enstar Group Ltd.	4.500%	3/10/22	50	52
	Enstar Group Ltd.	4.950%	6/1/29	395	451
	Equitable Holdings Inc.	3.900%	4/20/23	100	107
	Equitable Holdings Inc.	7.000%	4/1/28	75	97
	Equitable Holdings Inc.	4.350%	4/20/28	680	800
	Equitable Holdings Inc.	5.000%	4/20/48	350	461
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	131
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	50	56
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	100	112
	Fidelity National Financial Inc.	3.400%	6/15/30	100	110
	Fidelity National Financial Inc.	2.450%	3/15/31	500	507
	Fifth Third Bancorp	3.500%	3/15/22	125	129
	Fifth Third Bancorp	4.300%	1/16/24	275	303
	Fifth Third Bancorp	3.650%	1/25/24	150	163
	Fifth Third Bancorp	2.375%	1/28/25	349	371
	Fifth Third Bancorp	2.550%	5/5/27	100	109
	Fifth Third Bancorp	3.950%	3/14/28	75	88
	Fifth Third Bancorp	8.250%	3/1/38	200	337
	Fifth Third Bank NA	3.950%	7/28/25	200	229
	Fifth Third Bank NA	3.850%	3/15/26	200	226
	Fifth Third Bank NA	2.250%	2/1/27	250	266
	First American Financial Corp.	4.600%	11/15/24	100	111
	First Republic Bank	2.500%	6/6/22	100	103
	First Republic Bank	1.912%	2/12/24	250	257
	First Republic Bank	4.375%	8/1/46	75	95
	FirstMerit Bank NA	4.270%	11/25/26	150	172
	Franklin Resources Inc.	2.800%	9/15/22	225	234
	FS KKR Capital Corp.	4.750%	5/15/22	25	26
	FS KKR Capital Corp.	4.625%	7/15/24	25	26
	FS KKR Capital Corp.	4.125%	2/1/25	100	104
	FS KKR Capital Corp.	3.400%	1/15/26	500	496
	GATX Corp.	3.250%	3/30/25	125	136
	GATX Corp.	3.250%	9/15/26	50	56
	GATX Corp.	3.850%	3/30/27	175	197
	GATX Corp.	3.500%	3/15/28	100	112
	GATX Corp.	4.550%	11/7/28	150	180
	GATX Corp.	4.700%	4/1/29	75	92
	GATX Corp.	4.500%	3/30/45	50	58
[5]	GE Capital Funding LLC	3.450%	5/15/25	445	491
[5]	GE Capital Funding LLC	4.050%	5/15/27	400	453
[5]	GE Capital Funding LLC	4.400%	5/15/30	710	835
[5]	GE Capital Funding LLC	4.550%	5/15/32	200	240
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	358	398
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	2,168	2,579
	Globe Life Inc.	3.800%	9/15/22	50	53
	Globe Life Inc.	4.550%	9/15/28	80	96
	Goldman Sachs Capital I	6.345%	2/15/34	225	315
	Goldman Sachs Group Inc.	5.750%	1/24/22	675	713
	Goldman Sachs Group Inc.	3.000%	4/26/22	545	550
	Goldman Sachs Group Inc.	2.876%	10/31/22	555	565
	Goldman Sachs Group Inc.	3.625%	1/22/23	400	426
	Goldman Sachs Group Inc.	3.200%	2/23/23	450	475
	Goldman Sachs Group Inc.	2.908%	6/5/23	350	362
	Goldman Sachs Group Inc.	2.905%	7/24/23	500	519
	Goldman Sachs Group Inc.	3.625%	2/20/24	300	326
	Goldman Sachs Group Inc.	4.000%	3/3/24	475	522
	Goldman Sachs Group Inc.	3.850%	7/8/24	586	641
	Goldman Sachs Group Inc.	3.500%	1/23/25	1,332	1,468
	Goldman Sachs Group Inc.	3.500%	4/1/25	50	56

49

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Goldman Sachs Group Inc.	3.750%	5/22/25	825	926
Goldman Sachs Group Inc.	3.272%	9/29/25	550	601
Goldman Sachs Group Inc.	4.250%	10/21/25	200	228
Goldman Sachs Group Inc.	3.750%	2/25/26	200	226
Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,402
Goldman Sachs Group Inc.	1.093%	12/9/26	500	505
Goldman Sachs Group Inc.	5.950%	1/15/27	400	500
Goldman Sachs Group Inc.	3.850%	1/26/27	350	399
Goldman Sachs Group Inc.	3.691%	6/5/28	625	720
Goldman Sachs Group Inc.	3.814%	4/23/29	450	519
Goldman Sachs Group Inc.	4.223%	5/1/29	475	561
Goldman Sachs Group Inc.	3.800%	3/15/30	1,250	1,467
Goldman Sachs Group Inc.	6.450%	5/1/36	50	73
Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,478
Goldman Sachs Group Inc.	4.017%	10/31/38	405	493
Goldman Sachs Group Inc.	4.411%	4/23/39	500	636
Goldman Sachs Group Inc.	6.250%	2/1/41	675	1,053
Goldman Sachs Group Inc.	4.800%	7/8/44	360	498
Goldman Sachs Group Inc.	5.150%	5/22/45	475	655
Goldman Sachs Group Inc.	4.750%	10/21/45	150	208
Hanover Insurance Group Inc.	4.500%	4/15/26	100	117
Hartford Financial Services Group Inc.	2.800%	8/19/29	350	381
Hartford Financial Services Group Inc.	5.950%	10/15/36	50	70
Hartford Financial Services Group Inc.	6.100%	10/1/41	100	150
Hartford Financial Services Group Inc.	4.300%	4/15/43	175	219
Hartford Financial Services Group Inc.	3.600%	8/19/49	125	147
HSBC Bank USA NA	7.000%	1/15/39	250	396
HSBC Holdings plc	3.262%	3/13/23	560	578
HSBC Holdings plc	3.600%	5/25/23	200	215
HSBC Holdings plc	3.033%	11/22/23	200	209
HSBC Holdings plc	4.250%	3/14/24	250	276
HSBC Holdings plc	3.950%	5/18/24	1,300	1,401
HSBC Holdings plc	3.803%	3/11/25	1,075	1,174
HSBC Holdings plc	4.250%	8/18/25	150	169
HSBC Holdings plc	2.633%	11/7/25	200	213
HSBC Holdings plc	4.300%	3/8/26	1,100	1,268
HSBC Holdings plc	1.645%	4/18/26	2,000	2,041
HSBC Holdings plc	3.900%	5/25/26	450	513
HSBC Holdings plc	2.099%	6/4/26	1,700	1,765
HSBC Holdings plc	4.292%	9/12/26	500	568
HSBC Holdings plc	4.375%	11/23/26	350	404
HSBC Holdings plc	1.589%	5/24/27	500	507
HSBC Holdings plc	4.041%	3/13/28	400	454
HSBC Holdings plc	4.583%	6/19/29	400	473
HSBC Holdings plc	4.950%	3/31/30	550	683
HSBC Holdings plc	3.973%	5/22/30	570	657
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
HSBC Holdings plc	7.625%	5/17/32	100	145
HSBC Holdings plc	7.350%	11/27/32	100	134
HSBC Holdings plc	6.500%	5/2/36	600	867
HSBC Holdings plc	6.500%	9/15/37	50	72
HSBC Holdings plc	6.800%	6/1/38	200	301
HSBC Holdings plc	5.250%	3/14/44	750	1,042
HSBC USA Inc.	3.500%	6/23/24	150	164
Huntington Bancshares Inc.	2.300%	1/14/22	92	94
Huntington Bancshares Inc.	2.550%	2/4/30	250	267
Huntington National Bank	2.500%	8/7/22	200	206
Huntington National Bank	1.800%	2/3/23	275	282
Huntington National Bank	3.550%	10/6/23	250	270
Industrial & Commercial Bank of China Ltd.	2.957%	11/8/22	250	259
Industrial & Commercial Bank of China Ltd.	3.538%	11/8/27	250	276
ING Groep NV	3.150%	3/29/22	200	207
ING Groep NV	4.100%	10/2/23	300	329
ING Groep NV	3.550%	4/9/24	200	218
ING Groep NV	3.950%	3/29/27	300	347
ING Groep NV	4.550%	10/2/28	200	243
ING Groep NV	4.050%	4/9/29	200	237
Intercontinental Exchange Inc.	2.350%	9/15/22	100	103
Intercontinental Exchange Inc.	4.000%	10/15/23	150	165
Intercontinental Exchange Inc.	3.750%	12/1/25	300	341
Intercontinental Exchange Inc.	3.100%	9/15/27	150	167
Intercontinental Exchange Inc.	3.750%	9/21/28	75	87
Intercontinental Exchange Inc.	2.100%	6/15/30	750	780
Intercontinental Exchange Inc.	2.650%	9/15/40	500	513
Intercontinental Exchange Inc.	4.250%	9/21/48	175	222
Intercontinental Exchange Inc.	3.000%	6/15/50	285	302
Intercontinental Exchange Inc.	3.000%	9/15/60	300	313
International Finance Corp.	5.875%	8/15/22	160	172
Invesco Finance plc	3.125%	11/30/22	175	184
Invesco Finance plc	4.000%	1/30/24	450	494
Invesco Finance plc	3.750%	1/15/26	170	191
Invesco Finance plc	5.375%	11/30/43	75	97
Janus Capital Group Inc.	4.875%	8/1/25	75	86
Jefferies Financial Group Inc.	5.500%	10/18/23	150	165
Jefferies Group LLC	5.125%	1/20/23	100	109
Jefferies Group LLC	6.450%	6/8/27	50	63
Jefferies Group LLC	6.250%	1/15/36	75	99
Jefferies Group LLC	6.500%	1/20/43	75	103
Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.850%	1/15/27	200	236
Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	300	350
JPMorgan Chase & Co.	3.250%	9/23/22	750	788
JPMorgan Chase & Co.	2.972%	1/15/23	370	380
JPMorgan Chase & Co.	3.200%	1/25/23	750	794
JPMorgan Chase & Co.	3.207%	4/1/23	500	517
JPMorgan Chase & Co.	2.776%	4/25/23	350	361
JPMorgan Chase & Co.	3.375%	5/1/23	300	320
JPMorgan Chase & Co.	2.700%	5/18/23	250	263
JPMorgan Chase & Co.	3.875%	2/1/24	445	489

50

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JPMorgan Chase & Co.	3.559%	4/23/24	485	519
JPMorgan Chase & Co.	3.625%	5/13/24	526	581
JPMorgan Chase & Co.	1.514%	6/1/24	1,640	1,680
JPMorgan Chase & Co.	3.797%	7/23/24	175	189
JPMorgan Chase & Co.	3.875%	9/10/24	575	642
JPMorgan Chase & Co.	0.653%	9/16/24	1,100	1,102
JPMorgan Chase & Co.	4.023%	12/5/24	300	330
JPMorgan Chase & Co.	3.125%	1/23/25	400	437
JPMorgan Chase & Co.	3.220%	3/1/25	600	646
JPMorgan Chase & Co.	3.900%	7/15/25	362	408
JPMorgan Chase & Co.	2.301%	10/15/25	700	743
JPMorgan Chase & Co.	3.300%	4/1/26	685	765
JPMorgan Chase & Co.	2.083%	4/22/26	500	528
JPMorgan Chase & Co.	3.200%	6/15/26	300	336
JPMorgan Chase & Co.	2.950%	10/1/26	875	970
JPMorgan Chase & Co.	4.125%	12/15/26	450	522
JPMorgan Chase & Co.	3.960%	1/29/27	500	575
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	1,126
JPMorgan Chase & Co.	3.782%	2/1/28	625	718
JPMorgan Chase & Co.	3.540%	5/1/28	350	397
JPMorgan Chase & Co.	3.509%	1/23/29	575	655
JPMorgan Chase & Co.	4.005%	4/23/29	300	350
JPMorgan Chase & Co.	4.203%	7/23/29	250	298
JPMorgan Chase & Co.	4.452%	12/5/29	300	365
JPMorgan Chase & Co.	3.702%	5/6/30	300	346
JPMorgan Chase & Co.	2.739%	10/15/30	1,500	1,626
JPMorgan Chase & Co.	4.493%	3/24/31	1,050	1,291
JPMorgan Chase & Co.	2.522%	4/22/31	2,000	2,137
JPMorgan Chase & Co.	1.764%	11/19/31	500	504
JPMorgan Chase & Co.	6.400%	5/15/38	450	697
JPMorgan Chase & Co.	3.882%	7/24/38	500	604
JPMorgan Chase & Co.	5.500%	10/15/40	650	953
JPMorgan Chase & Co.	3.109%	4/22/41	500	558
JPMorgan Chase & Co.	5.600%	7/15/41	275	414
JPMorgan Chase & Co.	5.400%	1/6/42	150	222
JPMorgan Chase & Co.	5.625%	8/16/43	300	450
JPMorgan Chase & Co.	4.950%	6/1/45	100	141
JPMorgan Chase & Co.	4.260%	2/22/48	375	487
JPMorgan Chase & Co.	4.032%	7/24/48	500	632
JPMorgan Chase & Co.	3.964%	11/15/48	1,000	1,256
JPMorgan Chase & Co.	3.897%	1/23/49	400	503
JPMorgan Chase & Co.	3.109%	4/22/51	500	553
Kemper Corp.	4.350%	2/15/25	40	44
KeyBank NA	2.300%	9/14/22	200	207
KeyBank NA	3.375%	3/7/23	250	266
KeyBank NA	0.423%	1/3/24	500	500
KeyBank NA	3.300%	6/1/25	403	448
KeyCorp	5.100%	3/24/21	25	25
KeyCorp	4.150%	10/29/25	150	174
KeyCorp	4.100%	4/30/28	600	711
KeyCorp	2.550%	10/1/29	150	162
Lazard Group LLC	3.750%	2/13/25	50	55
Lazard Group LLC	3.625%	3/1/27	100	109
Lazard Group LLC	4.500%	9/19/28	100	119
Legg Mason Inc.	4.750%	3/15/26	100	119
Legg Mason Inc.	5.625%	1/15/44	120	173
Lincoln National Corp.	4.200%	3/15/22	50	52
Lincoln National Corp.	4.000%	9/1/23	50	55
Lincoln National Corp.	3.350%	3/9/25	13	14
Lincoln National Corp.	3.625%	12/12/26	75	86
Lincoln National Corp.	3.800%	3/1/28	100	115
Lincoln National Corp.	3.050%	1/15/30	350	390
Lincoln National Corp.	6.300%	10/9/37	75	103
Lincoln National Corp.	7.000%	6/15/40	160	243
Lloyds Banking Group plc	3.000%	1/11/22	300	308
Lloyds Banking Group plc	2.858%	3/17/23	250	257
Lloyds Banking Group plc	4.050%	8/16/23	900	978
Lloyds Banking Group plc	2.907%	11/7/23	400	416
Lloyds Banking Group plc	3.900%	3/12/24	200	220
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Lloyds Banking Group plc	4.450%	5/8/25	200	229
Lloyds Banking Group plc	4.582%	12/10/25	700	799
Lloyds Banking Group plc	4.650%	3/24/26	575	660
Lloyds Banking Group plc	3.750%	1/11/27	200	227
Lloyds Banking Group plc	4.375%	3/22/28	250	296
Lloyds Banking Group plc	4.550%	8/16/28	200	241
Lloyds Banking Group plc	3.574%	11/7/28	200	224
Lloyds Banking Group plc	5.300%	12/1/45	450	616
Lloyds Banking Group plc	4.344%	1/9/48	275	336
Loews Corp.	2.625%	5/15/23	75	78
Loews Corp.	6.000%	2/1/35	50	72
Loews Corp.	4.125%	5/15/43	350	415
M&T Bank Corp.	3.550%	7/26/23	200	216
Manufacturers & Traders Trust Co.	2.900%	2/6/25	160	174
Manulife Financial Corp.	4.150%	3/4/26	175	203
Manulife Financial Corp.	4.061%	2/24/32	190	206
Manulife Financial Corp.	5.375%	3/4/46	200	289
Markel Corp.	4.900%	7/1/22	125	133
Markel Corp.	3.500%	11/1/27	50	56
Markel Corp.	3.350%	9/17/29	75	84
Markel Corp.	4.300%	11/1/47	50	63
Markel Corp.	5.000%	5/20/49	150	206
Markel Corp.	4.150%	9/17/50	200	251
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	75	79
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	109
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	111
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	113
Marsh & McLennan Cos. Inc.	4.375%	3/15/29	325	395
Marsh & McLennan Cos. Inc.	2.250%	11/15/30	710	751
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	100	133
Marsh & McLennan Cos. Inc.	4.200%	3/1/48	200	261
Marsh & McLennan Cos. Inc.	4.900%	3/15/49	450	649
Mercury General Corp.	4.400%	3/15/27	75	83
MetLife Inc.	3.048%	12/15/22	225	236
MetLife Inc.	3.600%	4/10/24	175	193
MetLife Inc.	3.000%	3/1/25	250	274
MetLife Inc.	3.600%	11/13/25	400	453
MetLife Inc.	4.550%	3/23/30	500	626
MetLife Inc.	6.500%	12/15/32	175	266
MetLife Inc.	6.375%	6/15/34	100	152
MetLife Inc.	5.875%	2/6/41	590	901
MetLife Inc.	4.125%	8/13/42	175	222
MetLife Inc.	4.875%	11/13/43	205	290
MetLife Inc.	4.721%	12/15/44	63	86
MetLife Inc.	4.600%	5/13/46	150	207
MetLife Inc.	6.400%	12/15/66	210	268
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	1,275	1,313
Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	200	207
Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	675	698
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	300	310
Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	300	319
Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	740	802
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	105

51

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	200	217
Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	200	214
Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	250	279
Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	2,000	2,041
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	603
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	273
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	500	568
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	250	283
Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	200	234
Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	200	238
Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	200	235
Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	175	196
Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	50	54
Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	500	519
Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	50	64
Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	200	242
Mizuho Financial Group Inc.	3.549%	3/5/23	200	213
Mizuho Financial Group Inc.	2.721%	7/16/23	300	309
Mizuho Financial Group Inc.	3.922%	9/11/24	200	217
Mizuho Financial Group Inc.	2.839%	7/16/25	375	399
Mizuho Financial Group Inc.	2.555%	9/13/25	100	106
Mizuho Financial Group Inc.	3.663%	2/28/27	250	283
Mizuho Financial Group Inc.	4.018%	3/5/28	325	380
Mizuho Financial Group Inc.	4.254%	9/11/29	400	474
Mizuho Financial Group Inc.	3.153%	7/16/30	500	552
Mizuho Financial Group Inc.	2.869%	9/13/30	100	108
Morgan Stanley	2.750%	5/19/22	600	619
Morgan Stanley	4.875%	11/1/22	425	458
Morgan Stanley	3.125%	1/23/23	250	264
Morgan Stanley	3.750%	2/25/23	675	723
Morgan Stanley	0.560%	11/10/23	500	501
Morgan Stanley	3.737%	4/24/24	750	804
Morgan Stanley	3.875%	4/29/24	545	602
Morgan Stanley	3.700%	10/23/24	650	724
Morgan Stanley	4.000%	7/23/25	330	376
Morgan Stanley	5.000%	11/24/25	650	776
Morgan Stanley	3.875%	1/27/26	225	258
Morgan Stanley	2.188%	4/28/26	1,000	1,055
Morgan Stanley	3.125%	7/27/26	700	780
Morgan Stanley	6.250%	8/9/26	425	541
Morgan Stanley	4.350%	9/8/26	400	470
Morgan Stanley	0.985%	12/10/26	500	503
Morgan Stanley	3.625%	1/20/27	250	286
Morgan Stanley	3.950%	4/23/27	325	373
Morgan Stanley	3.591%	7/22/28	935	1,067
Morgan Stanley	3.772%	1/24/29	575	664
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Morgan Stanley	4.431%	1/23/30	550	669
Morgan Stanley	2.699%	1/22/31	1,750	1,903
Morgan Stanley	3.622%	4/1/31	600	694
Morgan Stanley	1.794%	2/13/32	500	502
Morgan Stanley	7.250%	4/1/32	150	231
Morgan Stanley	3.971%	7/22/38	375	460
Morgan Stanley	4.457%	4/22/39	250	322
Morgan Stanley	6.375%	7/24/42	600	976
Morgan Stanley	4.300%	1/27/45	650	865
Morgan Stanley	4.375%	1/22/47	175	237
Morgan Stanley	5.597%	3/24/51	500	799
MUFG Americas Holdings Corp.	3.500%	6/18/22	475	497
MUFG Americas Holdings Corp.	3.000%	2/10/25	80	87
MUFG Union Bank NA	3.150%	4/1/22	1,200	1,239
Nasdaq Inc.	4.250%	6/1/24	125	138
Nasdaq Inc.	3.850%	6/30/26	100	115
Nasdaq Inc.	1.650%	1/15/31	500	495
Nasdaq Inc.	2.500%	12/21/40	200	197
Nasdaq Inc.	3.250%	4/28/50	35	38
National Australia Bank Ltd.	3.000%	1/20/23	250	263
National Australia Bank Ltd.	3.625%	6/20/23	250	270
National Australia Bank Ltd.	3.375%	1/14/26	100	113
National Australia Bank Ltd.	2.500%	7/12/26	200	218
National Bank of Canada	2.100%	2/1/23	200	206
Natwest Group plc	3.498%	5/15/23	500	519
Natwest Group plc	3.875%	9/12/23	600	651
Natwest Group plc	6.000%	12/19/23	100	114
Natwest Group plc	5.125%	5/28/24	500	557
Natwest Group plc	4.519%	6/25/24	300	327
Natwest Group plc	4.892%	5/18/29	1,000	1,199
Natwest Group plc	5.076%	1/27/30	200	245
Natwest Group plc	4.445%	5/8/30	700	830
Nippon Life Insurance Co.	3.375%	5/8/32	50	55
Nomura Holdings Inc.	2.648%	1/16/25	170	181
Nomura Holdings Inc.	1.851%	7/16/25	300	313
Nomura Holdings Inc.	3.103%	1/16/30	400	436
Nomura Holdings Inc.	2.679%	7/16/30	250	264
Northern Trust Corp.	3.375%	8/23/21	100	102
Northern Trust Corp.	3.950%	10/30/25	150	173
Northern Trust Corp.	3.650%	8/3/28	100	117
Oaktree Specialty Lending Corp.	3.500%	2/25/25	40	41
Old Republic International Corp.	4.875%	10/1/24	121	138
Old Republic International Corp.	3.875%	8/26/26	100	115
ORIX Corp.	2.900%	7/18/22	50	52
ORIX Corp.	3.250%	12/4/24	75	82
ORIX Corp.	3.700%	7/18/27	200	228
Owl Rock Capital Corp.	5.250%	4/15/24	25	27
Owl Rock Capital Corp.	4.000%	3/30/25	47	49
Owl Rock Capital Corp.	3.750%	7/22/25	180	186
PartnerRe Finance B LLC	3.700%	7/2/29	95	109
People's United Bank NA	4.000%	7/15/24	100	108
People's United Financial Inc.	3.650%	12/6/22	100	105
PNC Bank NA	2.550%	12/9/21	100	102
PNC Bank NA	2.625%	2/17/22	175	179
PNC Bank NA	2.450%	7/28/22	100	103
PNC Bank NA	2.700%	11/1/22	450	469
PNC Bank NA	2.028%	12/9/22	145	147
PNC Bank NA	3.300%	10/30/24	706	777
PNC Bank NA	2.950%	2/23/25	293	321
PNC Bank NA	3.250%	6/1/25	169	187

52

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PNC Bank NA	3.100%	10/25/27	250	280
PNC Bank NA	3.250%	1/22/28	150	171
PNC Bank NA	4.050%	7/26/28	250	296
PNC Bank NA	2.700%	10/22/29	150	163
PNC Financial Services Group Inc.	3.300%	3/8/22	340	351
PNC Financial Services Group Inc.	3.500%	1/23/24	100	109
PNC Financial Services Group Inc.	3.900%	4/29/24	125	138
PNC Financial Services Group Inc.	3.150%	5/19/27	450	507
PNC Financial Services Group Inc.	3.450%	4/23/29	500	577
PNC Financial Services Group Inc.	2.550%	1/22/30	425	464
Primerica Inc.	4.750%	7/15/22	125	133
Principal Financial Group Inc.	3.300%	9/15/22	50	52
Principal Financial Group Inc.	3.125%	5/15/23	100	106
Principal Financial Group Inc.	3.400%	5/15/25	128	142
Principal Financial Group Inc.	3.100%	11/15/26	100	111
Principal Financial Group Inc.	4.625%	9/15/42	50	64
Principal Financial Group Inc.	4.350%	5/15/43	50	63
Principal Financial Group Inc.	4.300%	11/15/46	295	374
Private Export Funding Corp.	1.750%	11/15/24	75	79
Progressive Corp.	3.750%	8/23/21	75	77
Progressive Corp.	2.450%	1/15/27	150	163
Progressive Corp.	6.625%	3/1/29	125	170
Progressive Corp.	4.350%	4/25/44	50	66
Progressive Corp.	4.125%	4/15/47	290	382
Progressive Corp.	4.200%	3/15/48	115	154
Progressive Corp.	3.950%	3/26/50	180	235
Prospect Capital Corp.	5.875%	3/15/23	8	8
Prudential Financial Inc.	3.500%	5/15/24	125	138
Prudential Financial Inc.	3.878%	3/27/28	250	296
Prudential Financial Inc.	5.750%	7/15/33	100	135
Prudential Financial Inc.	5.700%	12/14/36	125	180
Prudential Financial Inc.	6.625%	12/1/37	65	97
Prudential Financial Inc.	3.000%	3/10/40	50	54
Prudential Financial Inc.	6.625%	6/21/40	65	100
Prudential Financial Inc.	5.875%	9/15/42	125	133
Prudential Financial Inc.	5.625%	6/15/43	375	402
Prudential Financial Inc.	5.100%	8/15/43	50	62
Prudential Financial Inc.	5.200%	3/15/44	85	92
Prudential Financial Inc.	4.600%	5/15/44	525	684
Prudential Financial Inc.	5.375%	5/15/45	250	272
Prudential Financial Inc.	3.905%	12/7/47	182	219
Prudential Financial Inc.	5.700%	9/15/48	250	289
Prudential Financial Inc.	3.935%	12/7/49	263	319
Prudential Financial Inc.	4.350%	2/25/50	210	273
Prudential Financial Inc.	3.700%	10/1/50	200	210
Prudential plc	3.125%	4/14/30	200	227
Raymond James Financial Inc.	3.625%	9/15/26	75	86
Raymond James Financial Inc.	4.650%	4/1/30	55	67
Raymond James Financial Inc.	4.950%	7/15/46	210	287
Regions Bank	6.450%	6/26/37	250	352
Regions Financial Corp.	3.800%	8/14/23	200	217
Regions Financial Corp.	2.250%	5/18/25	100	106
Reinsurance Group of America Inc.	4.700%	9/15/23	75	83
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Reinsurance Group of America Inc.	3.900%	5/15/29	50	57
RenaissanceRe Finance Inc.	3.700%	4/1/25	10	11
RenaissanceRe Finance Inc.	3.450%	7/1/27	75	82
RenaissanceRe Holdings Ltd.	3.600%	4/15/29	75	85
Royal Bank of Canada	2.300%	3/22/21	175	176
Royal Bank of Canada	2.750%	2/1/22	300	308
Royal Bank of Canada	2.800%	4/29/22	300	309
Royal Bank of Canada	1.950%	1/17/23	150	155
Royal Bank of Canada	1.600%	4/17/23	800	822
Royal Bank of Canada	3.700%	10/5/23	100	109
Royal Bank of Canada	2.550%	7/16/24	200	214
Royal Bank of Canada	2.250%	11/1/24	650	691
Royal Bank of Canada	4.650%	1/27/26	250	295
Santander Holdings USA Inc.	3.400%	1/18/23	115	121
Santander Holdings USA Inc.	4.500%	7/17/25	1,125	1,272
Santander Holdings USA Inc.	3.244%	10/5/26	900	979
Santander Holdings USA Inc.	4.400%	7/13/27	250	285
Santander UK Group Holdings plc	2.875%	8/5/21	225	228
Santander UK Group Holdings plc	3.571%	1/10/23	200	206
Santander UK Group Holdings plc	1.532%	8/21/26	600	603
Santander UK Group Holdings plc	3.823%	11/3/28	200	225
Santander UK plc	2.100%	1/13/23	325	335
Santander UK plc	4.000%	3/13/24	200	221
Santander UK plc	2.875%	6/18/24	200	214
Selective Insurance Group Inc.	5.375%	3/1/49	50	63
Sixth Street Specialty Lending Inc.	3.875%	11/1/24	50	52
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	301
Skandinaviska Enskilda Banken AB	2.800%	3/11/22	250	257
Sompo International Holdings Ltd.	4.700%	10/15/22	100	107
State Street Corp.	2.653%	5/15/23	300	308
State Street Corp.	3.100%	5/15/23	400	425
State Street Corp.	3.700%	11/20/23	83	91
State Street Corp.	3.776%	12/3/24	200	219
State Street Corp.	3.300%	12/16/24	227	252
State Street Corp.	3.550%	8/18/25	464	524
State Street Corp.	2.354%	11/1/25	125	133
State Street Corp.	2.650%	5/19/26	125	137
State Street Corp.	4.141%	12/3/29	200	241
State Street Corp.	2.400%	1/24/30	150	163
State Street Corp.	3.031%	11/1/34	125	136
Stifel Financial Corp.	4.250%	7/18/24	150	168
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	260
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	109
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	273
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	272
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	482
Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	250	256
Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	200	207

53

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	200	208
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	250	264
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	200	216
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	200	219
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	375	400
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	320	339
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	171
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	125	136
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	194
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	224
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	700	786
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	300	341
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	100	117
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	475	527
	Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	150	164
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	370	403
	SVB Financial Group	3.500%	1/29/25	100	109
	SVB Financial Group	3.125%	6/5/30	50	56
	Svenska Handelsbanken AB	2.450%	3/30/21	300	302
	Swiss Re America Holding Corp.	7.000%	2/15/26	75	95
	Synchrony Bank	3.000%	6/15/22	100	103
	Synchrony Financial	2.850%	7/25/22	75	77
	Synchrony Financial	4.250%	8/15/24	250	274
	Synchrony Financial	4.500%	7/23/25	426	478
	Synchrony Financial	3.700%	8/4/26	125	138
	Synchrony Financial	3.950%	12/1/27	300	335
	Synovus Financial Corp.	3.125%	11/1/22	50	52
	TD Ameritrade Holding Corp.	2.950%	4/1/22	125	128
	TD Ameritrade Holding Corp.	3.625%	4/1/25	384	426
	TD Ameritrade Holding Corp.	3.300%	4/1/27	125	140
	TD Ameritrade Holding Corp.	2.750%	10/1/29	50	55
[5]	Toronto-Dominion Bank	2.250%	3/15/21	250	251
	Toronto-Dominion Bank	2.125%	4/7/21	175	176
	Toronto-Dominion Bank	1.900%	12/1/22	225	232
	Toronto-Dominion Bank	0.750%	6/12/23	1,500	1,511
	Toronto-Dominion Bank	3.250%	3/11/24	400	434
	Toronto-Dominion Bank	2.650%	6/12/24	500	536
	Toronto-Dominion Bank	1.150%	6/12/25	200	204
	Travelers Cos. Inc.	6.250%	6/15/37	150	229
	Travelers Cos. Inc.	4.600%	8/1/43	100	136
	Travelers Cos. Inc.	4.300%	8/25/45	150	199
	Travelers Cos. Inc.	4.000%	5/30/47	125	162
	Travelers Cos. Inc.	4.100%	3/4/49	200	266
	Travelers Cos. Inc.	2.550%	4/27/50	500	522
	Trinity Acquisition plc	4.400%	3/15/26	100	116
	Truist Bank	2.625%	1/15/22	250	256
	Truist Bank	2.800%	5/17/22	400	413
	Truist Bank	3.502%	8/2/22	250	254
	Truist Bank	3.000%	2/2/23	75	79
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Truist Bank	1.250%	3/9/23	1,000	1,019
	Truist Bank	3.200%	4/1/24	500	543
	Truist Bank	3.689%	8/2/24	250	270
	Truist Bank	2.150%	12/6/24	250	265
	Truist Bank	3.625%	9/16/25	500	561
	Truist Bank	3.300%	5/15/26	200	223
	Truist Financial Corp.	2.900%	3/3/21	75	75
	Truist Financial Corp.	2.700%	1/27/22	125	128
	Truist Financial Corp.	2.750%	4/1/22	175	180
	Truist Financial Corp.	3.050%	6/20/22	500	519
	Truist Financial Corp.	3.750%	12/6/23	250	274
	Truist Financial Corp.	2.500%	8/1/24	75	80
	Truist Financial Corp.	2.850%	10/26/24	192	207
	Truist Financial Corp.	3.700%	6/5/25	175	197
	Truist Financial Corp.	1.200%	8/5/25	200	205
	Truist Financial Corp.	1.125%	8/3/27	500	503
	Truist Financial Corp.	3.875%	3/19/29	200	233
	Truist Financial Corp.	1.950%	6/5/30	100	104
	U.S. Bancorp	2.625%	1/24/22	200	205
	U.S. Bancorp	3.000%	3/15/22	125	129
	U.S. Bancorp	2.950%	7/15/22	400	415
	U.S. Bancorp	3.700%	1/30/24	150	164
	U.S. Bancorp	3.375%	2/5/24	500	543
	U.S. Bancorp	2.400%	7/30/24	200	213
	U.S. Bancorp	3.600%	9/11/24	50	55
	U.S. Bancorp	3.950%	11/17/25	25	29
	U.S. Bancorp	3.100%	4/27/26	300	334
	U.S. Bancorp	2.375%	7/22/26	25	27
	U.S. Bancorp	3.150%	4/27/27	275	308
	U.S. Bancorp	3.900%	4/26/28	75	89
	U.S. Bancorp	3.000%	7/30/29	240	267
	U.S. Bank NA	1.800%	1/21/22	175	178
	U.S. Bank NA	2.650%	5/23/22	250	258
	U.S. Bank NA	1.950%	1/9/23	300	310
	U.S. Bank NA	2.850%	1/23/23	250	262
	U.S. Bank NA	3.400%	7/24/23	250	269
	U.S. Bank NA	2.050%	1/21/25	175	185
	U.S. Bank NA	2.800%	1/27/25	625	678
[5]	UBS Group AG	3.126%	8/13/30	50	56
	Unum Group	4.000%	3/15/24	125	136
	Unum Group	4.000%	6/15/29	80	90
	Unum Group	5.750%	8/15/42	75	91
	Unum Group	4.500%	12/15/49	100	106
	Voya Financial Inc.	3.125%	7/15/24	100	108
	Voya Financial Inc.	3.650%	6/15/26	250	285
	Voya Financial Inc.	5.700%	7/15/43	75	102
	Voya Financial Inc.	4.800%	6/15/46	40	51
	Voya Financial Inc.	4.700%	1/23/48	100	104
	Wachovia Corp.	6.605%	10/1/25	265	325
	Wells Fargo & Co.	3.500%	3/8/22	450	467
	Wells Fargo & Co.	2.625%	7/22/22	735	761
	Wells Fargo & Co.	3.069%	1/24/23	1,050	1,078
	Wells Fargo & Co.	3.450%	2/13/23	350	371
	Wells Fargo & Co.	3.750%	1/24/24	200	218
	Wells Fargo & Co.	1.654%	6/2/24	1,500	1,535
	Wells Fargo & Co.	3.000%	2/19/25	425	461
	Wells Fargo & Co.	2.406%	10/30/25	600	633
	Wells Fargo & Co.	2.164%	2/11/26	500	524
	Wells Fargo & Co.	3.000%	4/22/26	1,275	1,403
	Wells Fargo & Co.	4.100%	6/3/26	725	829
	Wells Fargo & Co.	3.000%	10/23/26	675	748
	Wells Fargo & Co.	4.300%	7/22/27	475	555
	Wells Fargo & Co.	3.584%	5/22/28	500	566
	Wells Fargo & Co.	4.150%	1/24/29	200	237
	Wells Fargo & Co.	2.879%	10/30/30	1,800	1,953
	Wells Fargo & Co.	4.478%	4/4/31	1,250	1,527
	Wells Fargo & Co.	5.375%	2/7/35	200	272
	Wells Fargo & Co.	3.068%	4/30/41	600	650
	Wells Fargo & Co.	5.375%	11/2/43	1,000	1,387

54

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Wells Fargo & Co.	5.606%	1/15/44	600	847
Wells Fargo & Co.	4.650%	11/4/44	325	416
Wells Fargo & Co.	3.900%	5/1/45	250	312
Wells Fargo & Co.	4.900%	11/17/45	250	333
Wells Fargo & Co.	4.400%	6/14/46	300	374
Wells Fargo & Co.	4.750%	12/7/46	350	458
Wells Fargo & Co.	5.013%	4/4/51	1,750	2,484
Wells Fargo Bank NA	3.550%	8/14/23	750	810
Wells Fargo Bank NA	5.950%	8/26/36	200	280
Wells Fargo Bank NA	5.850%	2/1/37	300	422
Wells Fargo Bank NA	6.600%	1/15/38	225	341
Westpac Banking Corp.	2.500%	6/28/22	1,000	1,033
Westpac Banking Corp.	2.750%	1/11/23	200	210
Westpac Banking Corp.	2.000%	1/13/23	150	155
Westpac Banking Corp.	3.650%	5/15/23	75	81
Westpac Banking Corp.	3.300%	2/26/24	250	272
Westpac Banking Corp.	2.350%	2/19/25	200	214
Westpac Banking Corp.	2.850%	5/13/26	200	222
Westpac Banking Corp.	2.700%	8/19/26	175	193
Westpac Banking Corp.	3.350%	3/8/27	250	284
Westpac Banking Corp.	2.650%	1/16/30	150	168
Westpac Banking Corp.	2.894%	2/4/30	425	446
Westpac Banking Corp.	4.322%	11/23/31	500	570
Westpac Banking Corp.	4.110%	7/24/34	25	28
Westpac Banking Corp.	2.668%	11/15/35	315	324
Westpac Banking Corp.	4.421%	7/24/39	600	762
Westpac Banking Corp.	2.963%	11/16/40	200	213
Willis North America Inc.	3.600%	5/15/24	125	137
Willis North America Inc.	4.500%	9/15/28	100	120
Willis North America Inc.	2.950%	9/15/29	940	1,027
Willis North America Inc.	5.050%	9/15/48	50	70
Willis North America Inc.	3.875%	9/15/49	90	110
XLIT Ltd.	4.450%	3/31/25	189	216
XLIT Ltd.	5.500%	3/31/45	100	140
Zions Bancorp NA	3.250%	10/29/29	250	263
				380,183
Health Care (3.4%)
Abbott Laboratories	2.550%	3/15/22	175	180
Abbott Laboratories	3.400%	11/30/23	316	342
Abbott Laboratories	2.950%	3/15/25	175	192
Abbott Laboratories	3.875%	9/15/25	75	86
Abbott Laboratories	3.750%	11/30/26	367	429
Abbott Laboratories	1.150%	1/30/28	100	101
Abbott Laboratories	1.400%	6/30/30	150	152
Abbott Laboratories	4.750%	11/30/36	375	516
Abbott Laboratories	5.300%	5/27/40	250	368
Abbott Laboratories	4.750%	4/15/43	175	245
Abbott Laboratories	4.900%	11/30/46	775	1,142
AbbVie Inc.	3.450%	3/15/22	507	523
AbbVie Inc.	3.250%	10/1/22	300	312
AbbVie Inc.	2.900%	11/6/22	800	836
AbbVie Inc.	3.200%	11/6/22	275	288
AbbVie Inc.	2.300%	11/21/22	625	647
AbbVie Inc.	2.800%	3/15/23	100	104
AbbVie Inc.	2.850%	5/14/23	200	210
AbbVie Inc.	3.750%	11/14/23	250	272
AbbVie Inc.	3.850%	6/15/24	200	220
AbbVie Inc.	2.600%	11/21/24	750	802
AbbVie Inc.	3.800%	3/15/25	590	658
AbbVie Inc.	3.600%	5/14/25	911	1,016
AbbVie Inc.	3.200%	5/14/26	350	388
AbbVie Inc.	2.950%	11/21/26	740	818
AbbVie Inc.	4.250%	11/14/28	350	419
AbbVie Inc.	3.200%	11/21/29	1,130	1,269
AbbVie Inc.	4.550%	3/15/35	350	442
AbbVie Inc.	4.500%	5/14/35	495	622
AbbVie Inc.	4.300%	5/14/36	190	234
AbbVie Inc.	4.050%	11/21/39	825	986
AbbVie Inc.	4.625%	10/1/42	190	242
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.400%	11/6/42	501	628
	AbbVie Inc.	4.850%	6/15/44	230	299
	AbbVie Inc.	4.750%	3/15/45	200	259
	AbbVie Inc.	4.700%	5/14/45	602	784
	AbbVie Inc.	4.450%	5/14/46	455	578
	AbbVie Inc.	4.875%	11/14/48	550	744
	AbbVie Inc.	4.250%	11/21/49	1,025	1,277
	Adventist Health System	2.952%	3/1/29	100	108
	Adventist Health System	3.630%	3/1/49	100	111
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	50	57
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	25	26
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	100	130
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	75	85
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	75	81
	Aetna Inc.	2.750%	11/15/22	200	207
	Aetna Inc.	2.800%	6/15/23	125	132
	Aetna Inc.	3.500%	11/15/24	125	137
	Aetna Inc.	6.625%	6/15/36	130	192
	Aetna Inc.	6.750%	12/15/37	100	152
	Aetna Inc.	4.500%	5/15/42	75	92
	Aetna Inc.	4.125%	11/15/42	75	89
	Aetna Inc.	3.875%	8/15/47	300	353
	Agilent Technologies Inc.	3.200%	10/1/22	57	59
	Agilent Technologies Inc.	3.875%	7/15/23	100	108
	Agilent Technologies Inc.	3.050%	9/22/26	75	83
	Agilent Technologies Inc.	2.750%	9/15/29	100	109
	Agilent Technologies Inc.	2.100%	6/4/30	100	104
	AHS Hospital Corp.	5.024%	7/1/45	75	104
[2]	Allina Health System	3.887%	4/15/49	75	85
	AmerisourceBergen Corp.	3.400%	5/15/24	75	81
	AmerisourceBergen Corp.	3.250%	3/1/25	50	55
	AmerisourceBergen Corp.	3.450%	12/15/27	275	314
	AmerisourceBergen Corp.	2.800%	5/15/30	100	109
	AmerisourceBergen Corp.	4.250%	3/1/45	25	30
	AmerisourceBergen Corp.	4.300%	12/15/47	175	214
	Amgen Inc.	2.700%	5/1/22	75	77
	Amgen Inc.	2.650%	5/11/22	275	283
	Amgen Inc.	3.625%	5/15/22	225	233
	Amgen Inc.	2.250%	8/19/23	150	157
	Amgen Inc.	3.625%	5/22/24	500	549
	Amgen Inc.	1.900%	2/21/25	100	105
	Amgen Inc.	3.125%	5/1/25	175	192
	Amgen Inc.	2.600%	8/19/26	455	496
	Amgen Inc.	2.200%	2/21/27	150	160
	Amgen Inc.	2.450%	2/21/30	300	321
	Amgen Inc.	3.150%	2/21/40	625	680
	Amgen Inc.	4.950%	10/1/41	240	318
	Amgen Inc.	5.150%	11/15/41	126	173
	Amgen Inc.	4.400%	5/1/45	450	568
	Amgen Inc.	4.563%	6/15/48	356	467
	Amgen Inc.	3.375%	2/21/50	725	804
	Amgen Inc.	4.663%	6/15/51	659	889
[5]	Amgen Inc.	2.770%	9/1/53	172	174
	Anthem Inc.	3.125%	5/15/22	150	156
	Anthem Inc.	2.950%	12/1/22	150	157
	Anthem Inc.	3.300%	1/15/23	625	662
	Anthem Inc.	3.500%	8/15/24	475	521
	Anthem Inc.	3.350%	12/1/24	160	176
	Anthem Inc.	2.375%	1/15/25	100	107
	Anthem Inc.	3.650%	12/1/27	300	346
	Anthem Inc.	4.101%	3/1/28	400	473
	Anthem Inc.	2.875%	9/15/29	125	138
	Anthem Inc.	2.250%	5/15/30	105	111
	Anthem Inc.	5.950%	12/15/34	1	1
	Anthem Inc.	5.850%	1/15/36	75	104

55

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Anthem Inc.	6.375%	6/15/37	50	72
	Anthem Inc.	4.625%	5/15/42	175	228
	Anthem Inc.	4.650%	1/15/43	775	1,013
	Anthem Inc.	5.100%	1/15/44	100	138
	Anthem Inc.	4.375%	12/1/47	300	386
	Anthem Inc.	4.550%	3/1/48	155	205
	Anthem Inc.	4.850%	8/15/54	30	38
	Ascension Health	2.532%	11/15/29	100	109
	Ascension Health	3.106%	11/15/39	100	111
	Ascension Health	3.945%	11/15/46	175	225
[2]	Ascension Health	4.847%	11/15/53	75	112
	AstraZeneca plc	2.375%	6/12/22	225	231
	AstraZeneca plc	3.500%	8/17/23	225	242
	AstraZeneca plc	3.375%	11/16/25	400	450
	AstraZeneca plc	0.700%	4/8/26	500	497
	AstraZeneca plc	3.125%	6/12/27	175	195
	AstraZeneca plc	4.000%	1/17/29	200	238
	AstraZeneca plc	1.375%	8/6/30	500	494
	AstraZeneca plc	6.450%	9/15/37	450	689
	AstraZeneca plc	4.000%	9/18/42	290	358
	AstraZeneca plc	4.375%	11/16/45	200	263
	AstraZeneca plc	4.375%	8/17/48	135	181
	AstraZeneca plc	2.125%	8/6/50	250	234
	Banner Health	2.338%	1/1/30	125	130
	Banner Health	3.181%	1/1/50	75	80
	Baptist Healthcare System Obligated Group	3.540%	8/15/50	250	278
	Baxalta Inc.	3.600%	6/23/22	15	16
	Baxalta Inc.	4.000%	6/23/25	97	109
	Baxalta Inc.	5.250%	6/23/45	73	101
[5]	Baxter International Inc.	3.950%	4/1/30	95	113
[5]	Baxter International Inc.	1.730%	4/1/31	500	502
	Baxter International Inc.	3.500%	8/15/46	100	114
	Baylor Scott & White Holdings	4.185%	11/15/45	100	122
	Becton Dickinson and Co.	2.894%	6/6/22	299	309
	Becton Dickinson and Co.	3.300%	3/1/23	50	52
	Becton Dickinson and Co.	3.734%	12/15/24	272	301
	Becton Dickinson and Co.	3.700%	6/6/27	375	429
	Becton Dickinson and Co.	4.875%	5/15/44	26	32
	Becton Dickinson and Co.	4.685%	12/15/44	196	252
	Becton Dickinson and Co.	4.669%	6/6/47	300	392
	Biogen Inc.	3.625%	9/15/22	275	290
	Biogen Inc.	4.050%	9/15/25	350	401
	Biogen Inc.	2.250%	5/1/30	300	312
	Biogen Inc.	5.200%	9/15/45	350	470
	Biogen Inc.	3.150%	5/1/50	300	308
[2]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	100	113
	Bon Secours Mercy Health Inc.	3.205%	6/1/50	250	266
	Boston Scientific Corp.	3.375%	5/15/22	26	27
	Boston Scientific Corp.	3.450%	3/1/24	175	189
	Boston Scientific Corp.	3.850%	5/15/25	77	87
	Boston Scientific Corp.	1.900%	6/1/25	550	575
	Boston Scientific Corp.	3.750%	3/1/26	125	142
	Boston Scientific Corp.	4.000%	3/1/29	150	176
	Boston Scientific Corp.	2.650%	6/1/30	400	428
	Boston Scientific Corp.	7.000%	11/15/35	100	146
	Boston Scientific Corp.	4.550%	3/1/39	175	223
	Boston Scientific Corp.	7.375%	1/15/40	50	79
	Boston Scientific Corp.	4.700%	3/1/49	200	272
	Bristol-Myers Squibb Co.	2.600%	5/16/22	300	309
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	282
	Bristol-Myers Squibb Co.	3.550%	8/15/22	325	342
	Bristol-Myers Squibb Co.	3.250%	2/20/23	200	212
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	233
	Bristol-Myers Squibb Co.	4.000%	8/15/23	125	137
	Bristol-Myers Squibb Co.	0.537%	11/13/23	500	500
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bristol-Myers Squibb Co.	3.625%	5/15/24	175	192
	Bristol-Myers Squibb Co.	2.900%	7/26/24	675	730
	Bristol-Myers Squibb Co.	3.875%	8/15/25	799	911
	Bristol-Myers Squibb Co.	0.750%	11/13/25	500	501
	Bristol-Myers Squibb Co.	3.200%	6/15/26	460	518
	Bristol-Myers Squibb Co.	1.125%	11/13/27	500	501
	Bristol-Myers Squibb Co.	3.450%	11/15/27	210	241
	Bristol-Myers Squibb Co.	3.900%	2/20/28	275	324
	Bristol-Myers Squibb Co.	3.400%	7/26/29	500	577
	Bristol-Myers Squibb Co.	1.450%	11/13/30	500	497
	Bristol-Myers Squibb Co.	4.125%	6/15/39	380	481
	Bristol-Myers Squibb Co.	5.700%	10/15/40	50	72
	Bristol-Myers Squibb Co.	2.350%	11/13/40	500	510
	Bristol-Myers Squibb Co.	3.250%	8/1/42	100	115
	Bristol-Myers Squibb Co.	5.250%	8/15/43	150	212
	Bristol-Myers Squibb Co.	4.500%	3/1/44	75	104
	Bristol-Myers Squibb Co.	4.625%	5/15/44	175	235
	Bristol-Myers Squibb Co.	5.000%	8/15/45	475	685
	Bristol-Myers Squibb Co.	4.350%	11/15/47	250	337
	Bristol-Myers Squibb Co.	4.550%	2/20/48	300	413
	Bristol-Myers Squibb Co.	4.250%	10/26/49	500	670
	Bristol-Myers Squibb Co.	2.550%	11/13/50	500	513
	Cardinal Health Inc.	2.616%	6/15/22	115	118
	Cardinal Health Inc.	3.200%	3/15/23	150	159
	Cardinal Health Inc.	3.079%	6/15/24	290	312
	Cardinal Health Inc.	3.750%	9/15/25	100	113
	Cardinal Health Inc.	4.600%	3/15/43	75	89
	Cardinal Health Inc.	4.500%	11/15/44	50	58
	Cardinal Health Inc.	4.900%	9/15/45	100	123
	Cardinal Health Inc.	4.368%	6/15/47	125	147
	Children's Health System of Texas	2.511%	8/15/50	100	97
	Children's Hospital Corp.	4.115%	1/1/47	75	96
	Children's Hospital Corp.	2.585%	2/1/50	50	50
	Children's Hospital Medical Center	4.268%	5/15/44	50	63
	CHRISTUS Health	4.341%	7/1/28	125	147
	Cigna Corp.	3.900%	2/15/22	200	207
	Cigna Corp.	3.050%	11/30/22	100	104
	Cigna Corp.	3.000%	7/15/23	700	739
	Cigna Corp.	3.750%	7/15/23	133	143
	Cigna Corp.	3.500%	6/15/24	175	191
	Cigna Corp.	3.250%	4/15/25	250	274
	Cigna Corp.	4.125%	11/15/25	467	537
	Cigna Corp.	4.500%	2/25/26	390	452
	Cigna Corp.	3.400%	3/1/27	275	309
	Cigna Corp.	7.875%	5/15/27	41	56
	Cigna Corp.	4.375%	10/15/28	610	735
	Cigna Corp.	2.400%	3/15/30	765	812
	Cigna Corp.	4.800%	8/15/38	415	534
	Cigna Corp.	3.200%	3/15/40	150	163
	Cigna Corp.	6.125%	11/15/41	92	133
	Cigna Corp.	4.800%	7/15/46	400	524
	Cigna Corp.	3.875%	10/15/47	120	141
	Cigna Corp.	4.900%	12/15/48	445	608
	Cigna Corp.	3.400%	3/15/50	375	419
	City of Hope	5.623%	11/15/43	75	107
	City of Hope	4.378%	8/15/48	100	121
	CommonSpirit Health	2.950%	11/1/22	75	78
	CommonSpirit Health	2.760%	10/1/24	100	107
	CommonSpirit Health	2.782%	10/1/30	500	529
[2]	CommonSpirit Health	4.350%	11/1/42	225	262
	CommonSpirit Health	3.817%	10/1/49	50	57
	CommonSpirit Health	4.187%	10/1/49	200	232
	Community Health Network Inc.	3.099%	5/1/50	250	252
	Cottage Health Obligated Group	3.304%	11/1/49	100	112
	CVS Health Corp.	3.500%	7/20/22	350	365

56

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
CVS Health Corp.	2.750%	12/1/22	150	156
CVS Health Corp.	4.750%	12/1/22	150	160
CVS Health Corp.	3.700%	3/9/23	934	998
CVS Health Corp.	3.375%	8/12/24	275	300
CVS Health Corp.	3.875%	7/20/25	573	648
CVS Health Corp.	2.875%	6/1/26	425	467
CVS Health Corp.	3.000%	8/15/26	450	496
CVS Health Corp.	3.625%	4/1/27	100	114
CVS Health Corp.	1.300%	8/21/27	400	403
CVS Health Corp.	4.300%	3/25/28	1,742	2,072
CVS Health Corp.	3.250%	8/15/29	360	405
CVS Health Corp.	1.750%	8/21/30	225	225
CVS Health Corp.	1.875%	2/28/31	500	505
CVS Health Corp.	4.875%	7/20/35	125	162
CVS Health Corp.	4.780%	3/25/38	1,000	1,264
CVS Health Corp.	6.125%	9/15/39	75	108
CVS Health Corp.	4.125%	4/1/40	200	238
CVS Health Corp.	2.700%	8/21/40	275	278
CVS Health Corp.	5.300%	12/5/43	150	203
CVS Health Corp.	5.125%	7/20/45	775	1,039
CVS Health Corp.	5.050%	3/25/48	1,650	2,229
CVS Health Corp.	4.250%	4/1/50	300	374
Danaher Corp.	3.350%	9/15/25	100	112
Danaher Corp.	4.375%	9/15/45	75	98
Danaher Corp.	2.600%	10/1/50	500	517
Dartmouth-Hitchcock Health	4.178%	8/1/48	100	118
DENTSPLY SIRONA Inc.	3.250%	6/1/30	150	167
DH Europe Finance II Sarl	2.050%	11/15/22	250	258
DH Europe Finance II Sarl	2.200%	11/15/24	250	263
DH Europe Finance II Sarl	2.600%	11/15/29	150	163
DH Europe Finance II Sarl	3.250%	11/15/39	175	199
Dignity Health	3.125%	11/1/22	50	52
Dignity Health	3.812%	11/1/24	100	109
Dignity Health	4.500%	11/1/42	100	112
Dignity Health	5.267%	11/1/64	50	67
Duke University Health System Inc.	3.920%	6/1/47	100	124
Edwards Lifesciences Corp.	4.300%	6/15/28	100	118
Eli Lilly and Co.	2.350%	5/15/22	50	51
Eli Lilly and Co.	2.750%	6/1/25	71	77
Eli Lilly and Co.	3.375%	3/15/29	225	261
Eli Lilly and Co.	3.950%	3/15/49	300	391
Eli Lilly and Co.	2.250%	5/15/50	500	491
Eli Lilly and Co.	4.150%	3/15/59	350	478
Eli Lilly and Co.	2.500%	9/15/60	250	253
Gilead Sciences Inc.	3.250%	9/1/22	375	391
Gilead Sciences Inc.	2.500%	9/1/23	300	316
Gilead Sciences Inc.	3.700%	4/1/24	470	513
Gilead Sciences Inc.	3.650%	3/1/26	575	652
Gilead Sciences Inc.	2.950%	3/1/27	225	248
Gilead Sciences Inc.	4.600%	9/1/35	275	355
Gilead Sciences Inc.	4.000%	9/1/36	150	181
Gilead Sciences Inc.	5.650%	12/1/41	175	252
Gilead Sciences Inc.	4.800%	4/1/44	300	395
Gilead Sciences Inc.	4.500%	2/1/45	325	413
Gilead Sciences Inc.	4.750%	3/1/46	455	603
Gilead Sciences Inc.	4.150%	3/1/47	475	583
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	53
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	225	241
GlaxoSmithKline Capital Inc.	3.625%	5/15/25	604	680
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	375	446
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	85	122
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	868
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	129
	GlaxoSmithKline Capital plc	2.850%	5/8/22	100	103
	GlaxoSmithKline Capital plc	2.875%	6/1/22	350	362
	GlaxoSmithKline Capital plc	0.534%	10/1/23	500	502
	GlaxoSmithKline Capital plc	3.000%	6/1/24	200	216
	GlaxoSmithKline Capital plc	3.375%	6/1/29	25	29
	Hackensack Meridian Health Inc.	2.675%	9/1/41	250	251
	Hackensack Meridian Health Inc.	4.211%	7/1/48	125	158
	Hackensack Meridian Health Inc.	4.500%	7/1/57	50	67
[2]	Hartford HealthCare Corp.	3.447%	7/1/54	75	79
	HCA Inc.	4.750%	5/1/23	250	272
	HCA Inc.	5.000%	3/15/24	425	477
	HCA Inc.	5.250%	4/15/25	320	373
	HCA Inc.	5.250%	6/15/26	325	383
	HCA Inc.	4.500%	2/15/27	125	145
	HCA Inc.	4.125%	6/15/29	405	470
	HCA Inc.	5.125%	6/15/39	200	254
	HCA Inc.	5.500%	6/15/47	425	561
	HCA Inc.	5.250%	6/15/49	300	393
	Hospital Special Surgery	2.667%	10/1/50	10	10
	Humana Inc.	2.900%	12/15/22	150	157
	Humana Inc.	3.850%	10/1/24	326	361
	Humana Inc.	3.950%	3/15/27	150	173
	Humana Inc.	4.875%	4/1/30	135	169
	Humana Inc.	4.625%	12/1/42	110	139
	Humana Inc.	4.950%	10/1/44	270	364
	Humana Inc.	3.950%	8/15/49	40	49
	IHC Health Services Inc.	4.131%	5/15/48	100	130
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	125	158
	Iowa Health System	3.665%	2/15/50	125	143
	Johns Hopkins Health System Corp.	3.837%	5/15/46	125	156
	Johnson & Johnson	2.250%	3/3/22	325	332
	Johnson & Johnson	2.050%	3/1/23	125	129
	Johnson & Johnson	3.375%	12/5/23	200	218
	Johnson & Johnson	2.625%	1/15/25	250	271
	Johnson & Johnson	0.550%	9/1/25	500	503
	Johnson & Johnson	2.450%	3/1/26	350	381
	Johnson & Johnson	2.950%	3/3/27	200	224
	Johnson & Johnson	0.950%	9/1/27	500	502
	Johnson & Johnson	2.900%	1/15/28	100	113
	Johnson & Johnson	6.950%	9/1/29	75	109
	Johnson & Johnson	1.300%	9/1/30	500	501
	Johnson & Johnson	4.950%	5/15/33	150	207
	Johnson & Johnson	4.375%	12/5/33	175	231
	Johnson & Johnson	3.550%	3/1/36	175	214
	Johnson & Johnson	3.625%	3/3/37	300	368
	Johnson & Johnson	5.950%	8/15/37	200	310
	Johnson & Johnson	3.400%	1/15/38	200	239
	Johnson & Johnson	2.100%	9/1/40	250	252
	Johnson & Johnson	4.500%	9/1/40	150	206
	Johnson & Johnson	4.850%	5/15/41	75	105
	Johnson & Johnson	4.500%	12/5/43	200	278
	Johnson & Johnson	3.700%	3/1/46	350	446
	Johnson & Johnson	3.750%	3/3/47	250	321
	Johnson & Johnson	3.500%	1/15/48	150	186
	Johnson & Johnson	2.250%	9/1/50	500	503

57

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	52
	Kaiser Foundation Hospitals	3.150%	5/1/27	100	113
	Kaiser Foundation Hospitals	4.875%	4/1/42	235	321
	Kaiser Foundation Hospitals	4.150%	5/1/47	150	194
	Kaiser Foundation Hospitals	3.266%	11/1/49	225	256
	Koninklijke KPN NV	6.875%	3/11/38	100	156
	Koninklijke Philips NV	5.000%	3/15/42	150	201
	Laboratory Corp. of America Holdings	3.200%	2/1/22	500	515
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.250%	9/1/24	150	163
	Laboratory Corp. of America Holdings	2.300%	12/1/24	100	106
	Laboratory Corp. of America Holdings	3.600%	2/1/25	200	221
	Laboratory Corp. of America Holdings	3.600%	9/1/27	100	114
	Laboratory Corp. of America Holdings	2.950%	12/1/29	125	138
	Laboratory Corp. of America Holdings	4.700%	2/1/45	195	255
	Mayo Clinic	3.774%	11/15/43	75	90
	Mayo Clinic	4.128%	11/15/52	50	66
	McKesson Corp.	3.796%	3/15/24	200	219
	McKesson Corp.	0.900%	12/3/25	500	501
	McKesson Corp.	3.950%	2/16/28	200	233
[2]	MedStar Health Inc.	3.626%	8/15/49	75	87
	Medtronic Inc.	3.500%	3/15/25	279	312
	Medtronic Inc.	4.375%	3/15/35	411	553
	Medtronic Inc.	4.625%	3/15/45	344	487
	Memorial Health Services	3.447%	11/1/49	150	161
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	100	106
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	150	195
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	25	33
	Merck & Co. Inc.	2.350%	2/10/22	250	256
	Merck & Co. Inc.	2.400%	9/15/22	250	258
	Merck & Co. Inc.	2.800%	5/18/23	325	344
	Merck & Co. Inc.	2.900%	3/7/24	25	27
	Merck & Co. Inc.	2.750%	2/10/25	740	804
	Merck & Co. Inc.	0.750%	2/24/26	150	151
	Merck & Co. Inc.	3.400%	3/7/29	375	436
	Merck & Co. Inc.	1.450%	6/24/30	210	212
	Merck & Co. Inc.	6.500%	12/1/33	125	194
	Merck & Co. Inc.	3.900%	3/7/39	200	253
	Merck & Co. Inc.	2.350%	6/24/40	200	206
	Merck & Co. Inc.	3.600%	9/15/42	100	123
	Merck & Co. Inc.	4.150%	5/18/43	200	261
	Merck & Co. Inc.	3.700%	2/10/45	525	653
	Merck & Co. Inc.	4.000%	3/7/49	300	396
	Merck & Co. Inc.	2.450%	6/24/50	300	309
	Mercy Health	4.302%	7/1/28	25	29
	Methodist Hospital	2.705%	12/1/50	300	307
[2]	Montefiore Obligated Group	5.246%	11/1/48	150	182
	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	100	113
	Mount Sinai Hospitals Group Inc.	3.391%	7/1/50	500	544
	MultiCare Health System	2.803%	8/15/50	250	258
	Mylan Inc.	4.200%	11/29/23	100	109
	Mylan Inc.	5.400%	11/29/43	100	132
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mylan Inc.	5.200%	4/15/48	175	229
	New York and Presbyterian Hospital	4.024%	8/1/45	130	163
	New York and Presbyterian Hospital	4.063%	8/1/56	75	98
	New York and Presbyterian Hospital	2.606%	8/1/60	300	290
	New York and Presbyterian Hospital	3.954%	8/1/19	125	145
	Northwell Healthcare Inc.	3.979%	11/1/46	100	114
	Northwell Healthcare Inc.	4.260%	11/1/47	200	240
	Northwell Healthcare Inc.	3.809%	11/1/49	100	114
	Novartis Capital Corp.	2.400%	5/17/22	400	411
	Novartis Capital Corp.	2.400%	9/21/22	175	182
	Novartis Capital Corp.	3.400%	5/6/24	400	439
	Novartis Capital Corp.	1.750%	2/14/25	200	210
	Novartis Capital Corp.	3.000%	11/20/25	350	387
	Novartis Capital Corp.	2.000%	2/14/27	525	559
	Novartis Capital Corp.	3.100%	5/17/27	175	197
	Novartis Capital Corp.	2.200%	8/14/30	410	440
	Novartis Capital Corp.	3.700%	9/21/42	100	123
	Novartis Capital Corp.	4.400%	5/6/44	375	515
	Novartis Capital Corp.	4.000%	11/20/45	225	294
	Novartis Capital Corp.	2.750%	8/14/50	75	82
	NYU Langone Hospitals	4.784%	7/1/44	100	127
[2]	NYU Langone Hospitals	4.368%	7/1/47	110	133
	NYU Langone Hospitals	3.380%	7/1/55	200	208
[2]	OhioHealth Corp.	3.042%	11/15/50	100	109
	Orlando Health Obligated Group	4.089%	10/1/48	50	61
	Partners Healthcare System Inc.	3.192%	7/1/49	150	165
	Partners Healthcare System Inc.	4.117%	7/1/55	50	64
	Partners Healthcare System Inc.	3.342%	7/1/60	250	284
	PeaceHealth Obligated Group	4.787%	11/15/48	75	100
	PeaceHealth Obligated Group	3.218%	11/15/50	200	216
	PerkinElmer Inc.	3.300%	9/15/29	175	197
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	220
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	254
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	80	89
	Pfizer Inc.	2.200%	12/15/21	100	102
	Pfizer Inc.	2.800%	3/11/22	200	206
	Pfizer Inc.	3.200%	9/15/23	125	135
	Pfizer Inc.	2.950%	3/15/24	150	162
	Pfizer Inc.	3.400%	5/15/24	100	110
	Pfizer Inc.	0.800%	5/28/25	125	127
	Pfizer Inc.	2.750%	6/3/26	290	320
	Pfizer Inc.	3.000%	12/15/26	300	338
	Pfizer Inc.	3.600%	9/15/28	200	236
	Pfizer Inc.	3.450%	3/15/29	375	437
	Pfizer Inc.	2.625%	4/1/30	300	332
	Pfizer Inc.	1.700%	5/28/30	225	232
	Pfizer Inc.	4.000%	12/15/36	300	380
	Pfizer Inc.	4.100%	9/15/38	150	191
	Pfizer Inc.	3.900%	3/15/39	125	156
	Pfizer Inc.	7.200%	3/15/39	425	729
	Pfizer Inc.	2.550%	5/28/40	200	212
	Pfizer Inc.	4.300%	6/15/43	125	165
	Pfizer Inc.	4.400%	5/15/44	200	268
	Pfizer Inc.	4.125%	12/15/46	250	329
	Pfizer Inc.	4.200%	9/15/48	350	467
	Pfizer Inc.	4.000%	3/15/49	175	229
	Pfizer Inc.	2.700%	5/28/50	350	374

58

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Pharmacia LLC	6.600%	12/1/28	175	242
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	50	54
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	150	161
[2]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	75	88
[2]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	75	90
	Quest Diagnostics Inc.	4.250%	4/1/24	100	110
	Quest Diagnostics Inc.	3.500%	3/30/25	100	111
	Quest Diagnostics Inc.	3.450%	6/1/26	125	141
	Quest Diagnostics Inc.	4.200%	6/30/29	140	166
	Quest Diagnostics Inc.	2.950%	6/30/30	160	176
	Quest Diagnostics Inc.	2.800%	6/30/31	125	137
	Quest Diagnostics Inc.	5.750%	1/30/40	13	17
	Quest Diagnostics Inc.	4.700%	3/30/45	25	31
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	500	491
[5]	Royalty Pharma plc	0.750%	9/2/23	500	502
[5]	Royalty Pharma plc	2.200%	9/2/30	500	510
[5]	Royalty Pharma plc	3.550%	9/2/50	350	372
	Rush Obligated Group	3.922%	11/15/29	75	89
	RWJ Barnabas Health Inc.	3.949%	7/1/46	100	121
	RWJ Barnabas Health Inc.	3.477%	7/1/49	25	28
	Sanofi	3.375%	6/19/23	225	241
	Sanofi	3.625%	6/19/28	225	262
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	1,425	1,511
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	575	642
	Smith & Nephew plc	2.032%	10/14/30	500	507
	Spectrum Health System Obligated Group	3.487%	7/15/49	75	86
	SSM Health Care Corp.	3.688%	6/1/23	150	160
	SSM Health Care Corp.	3.823%	6/1/27	100	113
	Stanford Health Care	3.795%	11/15/48	125	156
	Stryker Corp.	3.375%	5/15/24	213	232
	Stryker Corp.	1.150%	6/15/25	100	102
	Stryker Corp.	3.375%	11/1/25	140	157
	Stryker Corp.	3.500%	3/15/26	183	207
	Stryker Corp.	3.650%	3/7/28	50	58
	Stryker Corp.	4.100%	4/1/43	75	91
	Stryker Corp.	4.375%	5/15/44	50	62
	Stryker Corp.	4.625%	3/15/46	175	233
	Stryker Corp.	2.900%	6/15/50	100	106
	Sutter Health	1.321%	8/15/25	500	507
	Sutter Health	3.695%	8/15/28	75	85
	Sutter Health	4.091%	8/15/48	75	91
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	200	222
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	405	503
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	500	510
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	400	419
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	410	437
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	400	444
	Texas Health Resources	2.328%	11/15/50	400	378
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	132
	Thermo Fisher Scientific Inc.	4.133%	3/25/25	230	262
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	400	453
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	223
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	50	56
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	225	246
	Thermo Fisher Scientific Inc.	4.497%	3/25/30	85	105
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	185	269
	Toledo Hospital	5.325%	11/15/28	50	58
	Toledo Hospital	6.015%	11/15/48	75	93
	Trinity Health Corp.	4.125%	12/1/45	85	104
	UnitedHealth Group Inc.	2.125%	3/15/21	225	226
	UnitedHealth Group Inc.	2.875%	12/15/21	125	128
	UnitedHealth Group Inc.	3.350%	7/15/22	180	189
	UnitedHealth Group Inc.	2.375%	10/15/22	150	156
	UnitedHealth Group Inc.	2.750%	2/15/23	175	183
	UnitedHealth Group Inc.	2.875%	3/15/23	25	26
	UnitedHealth Group Inc.	3.500%	6/15/23	100	107
	UnitedHealth Group Inc.	3.500%	2/15/24	100	109
	UnitedHealth Group Inc.	2.375%	8/15/24	300	320
	UnitedHealth Group Inc.	3.750%	7/15/25	950	1,082
	UnitedHealth Group Inc.	3.700%	12/15/25	75	86
	UnitedHealth Group Inc.	3.100%	3/15/26	225	252
	UnitedHealth Group Inc.	3.450%	1/15/27	175	200
	UnitedHealth Group Inc.	3.375%	4/15/27	350	399
	UnitedHealth Group Inc.	2.950%	10/15/27	150	168
	UnitedHealth Group Inc.	3.850%	6/15/28	400	474
	UnitedHealth Group Inc.	3.875%	12/15/28	150	179
	UnitedHealth Group Inc.	2.875%	8/15/29	150	170
	UnitedHealth Group Inc.	2.000%	5/15/30	755	800
	UnitedHealth Group Inc.	4.625%	7/15/35	175	235
	UnitedHealth Group Inc.	6.500%	6/15/37	50	79
	UnitedHealth Group Inc.	6.625%	11/15/37	125	199
	UnitedHealth Group Inc.	6.875%	2/15/38	245	401
	UnitedHealth Group Inc.	3.500%	8/15/39	240	283
	UnitedHealth Group Inc.	2.750%	5/15/40	200	216
	UnitedHealth Group Inc.	5.950%	2/15/41	60	92
	UnitedHealth Group Inc.	4.625%	11/15/41	110	149
	UnitedHealth Group Inc.	4.375%	3/15/42	50	65
	UnitedHealth Group Inc.	3.950%	10/15/42	175	221
	UnitedHealth Group Inc.	4.250%	3/15/43	125	164
	UnitedHealth Group Inc.	4.750%	7/15/45	305	428
	UnitedHealth Group Inc.	4.200%	1/15/47	210	277
	UnitedHealth Group Inc.	4.250%	4/15/47	290	382
	UnitedHealth Group Inc.	4.250%	6/15/48	300	400
	UnitedHealth Group Inc.	4.450%	12/15/48	150	206
	UnitedHealth Group Inc.	3.700%	8/15/49	310	386
	UnitedHealth Group Inc.	2.900%	5/15/50	250	275
	UnitedHealth Group Inc.	3.875%	8/15/59	420	542
	UnitedHealth Group Inc.	3.125%	5/15/60	250	289
[5]	Universal Health Services Inc.	2.650%	10/15/30	500	517
	UPMC	3.600%	4/3/25	125	139
	Utah Acquisition Sub Inc.	3.950%	6/15/26	375	429
	Utah Acquisition Sub Inc.	5.250%	6/15/46	225	295
[5]	Viatris Inc.	1.125%	6/22/22	200	202
[5]	Viatris Inc.	1.650%	6/22/25	175	181
[5]	Viatris Inc.	2.300%	6/22/27	175	186
[5]	Viatris Inc.	2.700%	6/22/30	525	554
[5]	Viatris Inc.	3.850%	6/22/40	325	366
[5]	Viatris Inc.	4.000%	6/22/50	400	457
[2]	Willis-Knighton Medical Center	4.813%	9/1/48	50	66
	Wyeth LLC	7.250%	3/1/23	250	286
	Wyeth LLC	6.450%	2/1/24	300	354
	Wyeth LLC	6.500%	2/1/34	150	233
	Wyeth LLC	6.000%	2/15/36	85	127
	Wyeth LLC	5.950%	4/1/37	385	579

59

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	29
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	180
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	50	53
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	350	387
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	50	65
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	150	175
	Zoetis Inc.	3.250%	2/1/23	350	368
	Zoetis Inc.	4.500%	11/13/25	100	117
	Zoetis Inc.	3.000%	9/12/27	150	168
	Zoetis Inc.	3.900%	8/20/28	100	118
	Zoetis Inc.	2.000%	5/15/30	150	155
	Zoetis Inc.	4.700%	2/1/43	175	239
	Zoetis Inc.	3.950%	9/12/47	150	187
	Zoetis Inc.	4.450%	8/20/48	75	100
	Zoetis Inc.	3.000%	5/15/50	125	137
					166,705
Industrials (2.5%)
	3M Co.	2.750%	3/1/22	100	103
	3M Co.	1.750%	2/14/23	200	206
	3M Co.	2.250%	3/15/23	175	182
	3M Co.	3.250%	2/14/24	100	108
	3M Co.	2.000%	2/14/25	150	159
	3M Co.	2.650%	4/15/25	100	109
	3M Co.	3.000%	8/7/25	100	111
	3M Co.	2.250%	9/19/26	150	162
	3M Co.	2.875%	10/15/27	125	139
	3M Co.	3.375%	3/1/29	150	173
	3M Co.	2.375%	8/26/29	250	270
	3M Co.	3.050%	4/15/30	115	130
	3M Co.	3.125%	9/19/46	75	83
	3M Co.	3.625%	10/15/47	100	119
	3M Co.	4.000%	9/14/48	250	321
	3M Co.	3.250%	8/26/49	375	426
	3M Co.	3.700%	4/15/50	125	153
	Allegion plc	3.500%	10/1/29	75	83
	Allegion US Holding Co. Inc.	3.550%	10/1/27	175	192
[2]	American Airlines Class A Series 2016-3 Pass Through Trust	3.250%	4/15/30	41	37
[2]	American Airlines Class AA Series 2015-2 Pass Through Trust	3.600%	3/22/29	43	42
[2]	American Airlines Class AA Series 2016-1 Pass Through Trust	3.575%	7/15/29	121	119
[2]	American Airlines Class AA Series 2016-3 Pass Through Trust	3.000%	4/15/30	123	121
[2]	American Airlines Class AA Series 2017-1 Pass Through Trust	3.650%	8/15/30	41	41
[2]	American Airlines Class AA Series 2019-1 Pass Through Trust	3.150%	8/15/33	48	46
	Amphenol Corp.	3.200%	4/1/24	50	54
	Amphenol Corp.	2.050%	3/1/25	40	42
	Amphenol Corp.	4.350%	6/1/29	100	122
	Amphenol Corp.	2.800%	2/15/30	275	301
	Block Financial LLC	5.500%	11/1/22	100	106
	Block Financial LLC	5.250%	10/1/25	100	114
	Block Financial LLC	3.875%	8/15/30	300	324
	BNSF Funding Trust I	6.613%	12/15/55	65	75
	Boeing Co.	2.125%	3/1/22	50	51
	Boeing Co.	2.700%	5/1/22	75	77
	Boeing Co.	2.800%	3/1/23	400	415
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Boeing Co.	4.508%	5/1/23	625	675
Boeing Co.	1.875%	6/15/23	200	204
Boeing Co.	1.950%	2/1/24	500	515
Boeing Co.	2.800%	3/1/24	75	79
Boeing Co.	2.850%	10/30/24	100	105
Boeing Co.	2.500%	3/1/25	145	150
Boeing Co.	4.875%	5/1/25	695	791
Boeing Co.	3.100%	5/1/26	100	107
Boeing Co.	2.250%	6/15/26	50	51
Boeing Co.	2.700%	2/1/27	195	203
Boeing Co.	2.800%	3/1/27	50	52
Boeing Co.	5.040%	5/1/27	460	538
Boeing Co.	3.250%	3/1/28	100	106
Boeing Co.	3.450%	11/1/28	60	64
Boeing Co.	3.200%	3/1/29	200	210
Boeing Co.	2.950%	2/1/30	190	195
Boeing Co.	5.150%	5/1/30	945	1,143
Boeing Co.	3.625%	2/1/31	275	300
Boeing Co.	6.125%	2/15/33	75	97
Boeing Co.	3.600%	5/1/34	350	368
Boeing Co.	3.250%	2/1/35	190	195
Boeing Co.	6.625%	2/15/38	50	67
Boeing Co.	3.550%	3/1/38	50	51
Boeing Co.	3.500%	3/1/39	75	75
Boeing Co.	6.875%	3/15/39	100	136
Boeing Co.	5.875%	2/15/40	75	96
Boeing Co.	5.705%	5/1/40	740	959
Boeing Co.	3.375%	6/15/46	75	73
Boeing Co.	3.650%	3/1/47	150	150
Boeing Co.	3.625%	3/1/48	75	75
Boeing Co.	3.850%	11/1/48	60	62
Boeing Co.	3.900%	5/1/49	150	156
Boeing Co.	3.750%	2/1/50	50	53
Boeing Co.	5.805%	5/1/50	1,130	1,552
Boeing Co.	3.825%	3/1/59	200	202
Boeing Co.	3.950%	8/1/59	75	79
Boeing Co.	5.930%	5/1/60	735	1,041
Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	154
Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	156
Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	184
Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	81
Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	219
Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	164
Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	109
Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	85
Burlington Northern Santa Fe LLC	3.250%	6/15/27	225	255
Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	189
Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	172
Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	361
Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	329
Burlington Northern Santa Fe LLC	4.375%	9/1/42	200	265
Burlington Northern Santa Fe LLC	4.450%	3/15/43	175	235
Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	179
Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	141

60

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	202
Burlington Northern Santa Fe LLC	4.150%	4/1/45	125	163
Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	105
Burlington Northern Santa Fe LLC	3.900%	8/1/46	150	190
Burlington Northern Santa Fe LLC	4.125%	6/15/47	125	164
Burlington Northern Santa Fe LLC	4.050%	6/15/48	375	492
Burlington Northern Santa Fe LLC	4.150%	12/15/48	200	267
Burlington Northern Santa Fe LLC	3.550%	2/15/50	400	486
Burlington Northern Santa Fe LLC	3.050%	2/15/51	200	227
Canadian National Railway Co.	2.850%	12/15/21	75	76
Canadian National Railway Co.	2.950%	11/21/24	233	252
Canadian National Railway Co.	6.250%	8/1/34	75	115
Canadian National Railway Co.	6.200%	6/1/36	75	111
Canadian National Railway Co.	6.375%	11/15/37	100	155
Canadian National Railway Co.	3.200%	8/2/46	175	204
Canadian National Railway Co.	3.650%	2/3/48	125	153
Canadian National Railway Co.	2.450%	5/1/50	175	181
Canadian Pacific Railway Co.	4.450%	3/15/23	225	242
Canadian Pacific Railway Co.	2.050%	3/5/30	200	210
Canadian Pacific Railway Co.	7.125%	10/15/31	100	149
Canadian Pacific Railway Co.	5.950%	5/15/37	450	659
Canadian Pacific Railway Co.	6.125%	9/15/15	120	199
Carrier Global Corp.	1.923%	2/15/23	400	412
Carrier Global Corp.	2.242%	2/15/25	400	421
Carrier Global Corp.	2.493%	2/15/27	250	269
Carrier Global Corp.	2.722%	2/15/30	600	640
Carrier Global Corp.	3.377%	4/5/40	300	328
Carrier Global Corp.	3.577%	4/5/50	400	447
Caterpillar Financial Services Corp.	2.950%	2/26/22	200	206
Caterpillar Financial Services Corp.	0.950%	5/13/22	150	151
Caterpillar Financial Services Corp.	2.400%	6/6/22	150	154
Caterpillar Financial Services Corp.	1.950%	11/18/22	350	361
Caterpillar Financial Services Corp.	2.550%	11/29/22	200	209
Caterpillar Financial Services Corp.	3.450%	5/15/23	200	215
Caterpillar Financial Services Corp.	0.650%	7/7/23	250	252
Caterpillar Financial Services Corp.	3.650%	12/7/23	70	77
Caterpillar Financial Services Corp.	2.850%	5/17/24	125	135
Caterpillar Financial Services Corp.	3.300%	6/9/24	250	273
Caterpillar Financial Services Corp.	2.150%	11/8/24	300	318
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Caterpillar Financial Services Corp.	3.250%	12/1/24	477	528
	Caterpillar Financial Services Corp.	1.450%	5/15/25	100	104
	Caterpillar Financial Services Corp.	0.800%	11/13/25	500	502
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	109
	Caterpillar Financial Services Corp.	3.250%	9/19/49	200	234
	Caterpillar Inc.	2.600%	6/26/22	50	51
	Caterpillar Inc.	3.400%	5/15/24	150	164
	Caterpillar Inc.	2.600%	9/19/29	200	220
	Caterpillar Inc.	2.600%	4/9/30	120	132
	Caterpillar Inc.	6.050%	8/15/36	100	148
	Caterpillar Inc.	5.200%	5/27/41	150	218
	Caterpillar Inc.	3.803%	8/15/42	243	307
	Caterpillar Inc.	3.250%	4/9/50	240	281
	Caterpillar Inc.	4.750%	5/15/64	100	149
	Cintas Corp. No. 2	2.900%	4/1/22	100	103
	Cintas Corp. No. 2	3.250%	6/1/22	75	77
	Cintas Corp. No. 2	3.700%	4/1/27	175	201
	CNH Industrial Capital LLC	1.950%	7/2/23	75	77
	CNH Industrial Capital LLC	4.200%	1/15/24	675	743
	CNH Industrial NV	3.850%	11/15/27	100	113
[2]	Continental Airlines Class A Series 2007-1 Pass Through Trust	5.983%	10/19/23	39	39
[2]	Continental Airlines Class A Series 2012-2 Pass Through Trust	4.000%	4/29/26	33	33
	Crane Co.	4.450%	12/15/23	50	55
	Crane Co.	4.200%	3/15/48	125	131
	CSX Corp.	3.400%	8/1/24	62	68
	CSX Corp.	3.350%	11/1/25	150	168
	CSX Corp.	3.250%	6/1/27	150	169
	CSX Corp.	3.800%	3/1/28	350	407
	CSX Corp.	4.250%	3/15/29	200	241
	CSX Corp.	2.400%	2/15/30	172	185
	CSX Corp.	6.220%	4/30/40	152	229
	CSX Corp.	5.500%	4/15/41	225	314
	CSX Corp.	4.750%	5/30/42	210	275
	CSX Corp.	4.100%	3/15/44	150	185
	CSX Corp.	4.300%	3/1/48	250	322
	CSX Corp.	4.750%	11/15/48	200	274
	CSX Corp.	4.500%	3/15/49	225	301
	CSX Corp.	3.350%	9/15/49	125	142
	CSX Corp.	3.800%	4/15/50	200	247
	CSX Corp.	3.950%	5/1/50	125	155
	CSX Corp.	4.500%	8/1/54	25	34
	CSX Corp.	4.250%	11/1/66	150	199
	CSX Corp.	4.650%	3/1/68	75	104
	Cummins Inc.	0.750%	9/1/25	400	402
	Cummins Inc.	1.500%	9/1/30	400	402
	Cummins Inc.	2.600%	9/1/50	200	204
	Deere & Co.	2.600%	6/8/22	125	128
	Deere & Co.	2.750%	4/15/25	100	109
	Deere & Co.	5.375%	10/16/29	125	166
	Deere & Co.	3.100%	4/15/30	145	165
	Deere & Co.	7.125%	3/3/31	100	147
	Deere & Co.	3.900%	6/9/42	250	318
	Deere & Co.	2.875%	9/7/49	200	223
	Deere & Co.	3.750%	4/15/50	175	227
[2]	Delta Air Lines Class A Series 2007-1 Pass Through Trust	6.821%	2/10/24	92	93
[2]	Delta Air Lines Class AA Series 2015-1 Pass Through Trust	3.625%	1/30/29	39	39

61

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Delta Air Lines Class AA Series 2019-1 Pass Through Trust	3.204%	10/25/25	75	77
[2]	Delta Air Lines Class AA Series 2020-1 Pass Through Trust	2.000%	12/10/29	146	144
	Dover Corp.	3.150%	11/15/25	200	220
	Dover Corp.	2.950%	11/4/29	75	81
	Dover Corp.	6.600%	3/15/38	75	107
	Eaton Corp.	2.750%	11/2/22	300	313
	Eaton Corp.	3.103%	9/15/27	125	140
	Eaton Corp.	4.000%	11/2/32	150	181
	Eaton Corp.	4.150%	11/2/42	150	188
	Eaton Corp.	3.915%	9/15/47	50	59
	Emerson Electric Co.	2.625%	12/1/21	150	153
	Emerson Electric Co.	3.150%	6/1/25	200	221
	Emerson Electric Co.	1.800%	10/15/27	225	237
	Emerson Electric Co.	1.950%	10/15/30	100	105
	Emerson Electric Co.	2.750%	10/15/50	150	159
	FedEx Corp.	2.625%	8/1/22	100	104
	FedEx Corp.	3.200%	2/1/25	150	165
	FedEx Corp.	3.800%	5/15/25	500	565
	FedEx Corp.	3.250%	4/1/26	100	112
	FedEx Corp.	3.300%	3/15/27	100	112
	FedEx Corp.	3.100%	8/5/29	200	222
	FedEx Corp.	4.250%	5/15/30	100	121
	FedEx Corp.	3.900%	2/1/35	200	238
	FedEx Corp.	3.875%	8/1/42	125	146
	FedEx Corp.	4.100%	4/15/43	75	88
	FedEx Corp.	5.100%	1/15/44	250	334
	FedEx Corp.	4.100%	2/1/45	125	148
	FedEx Corp.	4.750%	11/15/45	250	323
	FedEx Corp.	4.550%	4/1/46	225	285
	FedEx Corp.	4.400%	1/15/47	125	155
	FedEx Corp.	4.050%	2/15/48	200	239
	FedEx Corp.	4.950%	10/17/48	250	340
	FedEx Corp.	5.250%	5/15/50	250	353
	FedEx Corp.	4.500%	2/1/65	60	69
[2]	FedEx Corp. Class AA Series 2020-1 Pass Through Trust	1.875%	8/20/35	500	510
	Flowserve Corp.	3.500%	9/15/22	250	259
	Flowserve Corp.	4.000%	11/15/23	50	53
	Flowserve Corp.	3.500%	10/1/30	90	96
	Fortive Corp.	3.150%	6/15/26	150	167
	Fortive Corp.	4.300%	6/15/46	100	123
	General Dynamics Corp.	3.375%	5/15/23	200	214
	General Dynamics Corp.	1.875%	8/15/23	300	311
	General Dynamics Corp.	2.375%	11/15/24	320	341
	General Dynamics Corp.	3.250%	4/1/25	150	165
	General Dynamics Corp.	3.500%	5/15/25	200	223
	General Dynamics Corp.	3.500%	4/1/27	100	114
	General Dynamics Corp.	2.625%	11/15/27	200	218
	General Dynamics Corp.	3.750%	5/15/28	200	234
	General Dynamics Corp.	3.625%	4/1/30	200	237
	General Dynamics Corp.	4.250%	4/1/40	150	194
	General Dynamics Corp.	3.600%	11/15/42	100	122
	General Dynamics Corp.	4.250%	4/1/50	140	189
	General Electric Co.	3.150%	9/7/22	91	95
	General Electric Co.	3.100%	1/9/23	574	603
	General Electric Co.	3.450%	5/15/24	100	109
	General Electric Co.	3.450%	5/1/27	200	225
	General Electric Co.	6.750%	3/15/32	705	990
	General Electric Co.	6.150%	8/7/37	161	220
	General Electric Co.	5.875%	1/14/38	560	758
	General Electric Co.	6.875%	1/10/39	338	495
	General Electric Co.	4.250%	5/1/40	300	354
	General Electric Co.	4.125%	10/9/42	153	178
	General Electric Co.	4.500%	3/11/44	438	535
	General Electric Co.	4.350%	5/1/50	725	878
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Hexcel Corp.	4.700%	8/15/25	100	112
	Hexcel Corp.	3.950%	2/15/27	75	81
	Honeywell International Inc.	2.150%	8/8/22	100	103
	Honeywell International Inc.	0.483%	8/19/22	500	501
	Honeywell International Inc.	2.300%	8/15/24	425	453
	Honeywell International Inc.	1.350%	6/1/25	275	285
	Honeywell International Inc.	2.500%	11/1/26	50	55
	Honeywell International Inc.	2.700%	8/15/29	100	112
	Honeywell International Inc.	1.950%	6/1/30	1,000	1,055
	Honeywell International Inc.	5.700%	3/15/37	200	285
	Honeywell International Inc.	5.375%	3/1/41	150	216
	Honeywell International Inc.	2.800%	6/1/50	225	246
	Hubbell Inc.	3.350%	3/1/26	75	82
	Hubbell Inc.	3.150%	8/15/27	50	53
	Hubbell Inc.	3.500%	2/15/28	175	191
	Huntington Ingalls Industries Inc.	3.844%	5/1/25	100	111
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	125	140
	Huntington Ingalls Industries Inc.	4.200%	5/1/30	100	118
	IDEX Corp.	3.000%	5/1/30	75	83
	Illinois Tool Works Inc.	3.500%	3/1/24	200	217
	Illinois Tool Works Inc.	2.650%	11/15/26	300	331
	Illinois Tool Works Inc.	4.875%	9/15/41	75	103
	Illinois Tool Works Inc.	3.900%	9/1/42	250	315
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	104
	JB Hunt Transport Services Inc.	3.875%	3/1/26	25	29
[2]	JetBlue Class A Series 2020-1 Pass Through Trust	4.000%	5/15/34	150	161
[2]	JetBlue Class AA Series 2019-1 Pass Through Trust	2.750%	11/15/33	144	144
	John Deere Capital Corp.	1.950%	6/13/22	375	384
	John Deere Capital Corp.	2.150%	9/8/22	400	413
	John Deere Capital Corp.	2.700%	1/6/23	100	105
	John Deere Capital Corp.	2.800%	1/27/23	50	53
	John Deere Capital Corp.	2.800%	3/6/23	100	105
	John Deere Capital Corp.	3.450%	6/7/23	200	215
	John Deere Capital Corp.	0.700%	7/5/23	100	101
	John Deere Capital Corp.	3.650%	10/12/23	50	55
	John Deere Capital Corp.	2.600%	3/7/24	75	80
	John Deere Capital Corp.	2.650%	6/24/24	75	81
	John Deere Capital Corp.	2.050%	1/9/25	350	371
	John Deere Capital Corp.	3.450%	3/13/25	300	336
	John Deere Capital Corp.	3.400%	9/11/25	75	84
	John Deere Capital Corp.	2.650%	6/10/26	100	110
	John Deere Capital Corp.	2.250%	9/14/26	125	135
	John Deere Capital Corp.	2.800%	9/8/27	150	167
	John Deere Capital Corp.	3.050%	1/6/28	100	112
	John Deere Capital Corp.	3.450%	3/7/29	50	58
	John Deere Capital Corp.	2.800%	7/18/29	150	167
	John Deere Capital Corp.	2.450%	1/9/30	175	191
	Johnson Controls International plc	3.625%	7/2/24	126	137
	Johnson Controls International plc	3.900%	2/14/26	37	42

62

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Johnson Controls International plc	6.000%	1/15/36	39	55
Johnson Controls International plc	4.625%	7/2/44	175	226
Johnson Controls International plc	5.125%	9/14/45	14	19
Johnson Controls International plc	4.500%	2/15/47	100	132
Johnson Controls International plc	4.950%	7/2/64	72	98
Kansas City Southern	3.000%	5/15/23	250	260
Kansas City Southern	2.875%	11/15/29	100	108
Kansas City Southern	4.300%	5/15/43	75	87
Kansas City Southern	4.950%	8/15/45	125	160
Kansas City Southern	4.700%	5/1/48	225	284
Kansas City Southern	3.500%	5/1/50	100	111
Kennametal Inc.	3.875%	2/15/22	50	51
Kennametal Inc.	4.625%	6/15/28	120	133
Keysight Technologies Inc.	4.550%	10/30/24	195	221
Keysight Technologies Inc.	4.600%	4/6/27	125	149
Keysight Technologies Inc.	3.000%	10/30/29	100	111
Kirby Corp.	4.200%	3/1/28	300	331
L3Harris Technologies Inc.	3.850%	6/15/23	600	647
L3Harris Technologies Inc.	3.950%	5/28/24	103	113
L3Harris Technologies Inc.	3.832%	4/27/25	200	224
L3Harris Technologies Inc.	3.850%	12/15/26	50	58
L3Harris Technologies Inc.	4.400%	6/15/28	175	209
L3Harris Technologies Inc.	4.854%	4/27/35	100	131
L3Harris Technologies Inc.	6.150%	12/15/40	100	149
L3Harris Technologies Inc.	5.054%	4/27/45	100	139
Legrand France SA	8.500%	2/15/25	68	89
Lennox International Inc.	3.000%	11/15/23	100	105
Lennox International Inc.	1.700%	8/1/27	50	51
Lockheed Martin Corp.	3.100%	1/15/23	100	105
Lockheed Martin Corp.	3.550%	1/15/26	380	430
Lockheed Martin Corp.	1.850%	6/15/30	179	187
Lockheed Martin Corp.	3.600%	3/1/35	150	181
Lockheed Martin Corp.	4.500%	5/15/36	100	131
Lockheed Martin Corp.	6.150%	9/1/36	375	563
Lockheed Martin Corp.	4.070%	12/15/42	270	348
Lockheed Martin Corp.	3.800%	3/1/45	100	124
Lockheed Martin Corp.	4.700%	5/15/46	275	387
Lockheed Martin Corp.	2.800%	6/15/50	175	189
Lockheed Martin Corp.	4.090%	9/15/52	331	436
Norfolk Southern Corp.	3.000%	4/1/22	225	231
Norfolk Southern Corp.	2.903%	2/15/23	48	50
Norfolk Southern Corp.	3.850%	1/15/24	75	82
Norfolk Southern Corp.	5.590%	5/17/25	50	60
Norfolk Southern Corp.	3.650%	8/1/25	50	56
Norfolk Southern Corp.	7.800%	5/15/27	60	82
Norfolk Southern Corp.	3.150%	6/1/27	125	138
Norfolk Southern Corp.	3.800%	8/1/28	113	132
Norfolk Southern Corp.	2.550%	11/1/29	200	215
Norfolk Southern Corp.	4.837%	10/1/41	113	153
Norfolk Southern Corp.	4.450%	6/15/45	75	97
Norfolk Southern Corp.	4.650%	1/15/46	75	100
Norfolk Southern Corp.	4.150%	2/28/48	25	32
Norfolk Southern Corp.	4.100%	5/15/49	73	92
Norfolk Southern Corp.	3.400%	11/1/49	75	85
Norfolk Southern Corp.	3.050%	5/15/50	350	384
Norfolk Southern Corp.	4.050%	8/15/52	239	303
Norfolk Southern Corp.	3.155%	5/15/55	438	470
Northrop Grumman Corp.	2.550%	10/15/22	200	207
Northrop Grumman Corp.	3.250%	8/1/23	150	161
Northrop Grumman Corp.	2.930%	1/15/25	275	299
Northrop Grumman Corp.	3.200%	2/1/27	150	167
Northrop Grumman Corp.	3.250%	1/15/28	100	112
Northrop Grumman Corp.	4.400%	5/1/30	290	359
Northrop Grumman Corp.	5.150%	5/1/40	100	137
Northrop Grumman Corp.	5.050%	11/15/40	150	205
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Northrop Grumman Corp.	4.750%	6/1/43	275	365
Northrop Grumman Corp.	4.030%	10/15/47	380	476
Northrop Grumman Corp.	5.250%	5/1/50	310	460
Nvent Finance Sarl	3.950%	4/15/23	200	211
Nvent Finance Sarl	4.550%	4/15/28	100	109
Oshkosh Corp.	4.600%	5/15/28	185	218
Oshkosh Corp.	3.100%	3/1/30	60	65
Otis Worldwide Corp.	2.293%	4/5/27	200	214
Otis Worldwide Corp.	2.565%	2/15/30	400	429
Otis Worldwide Corp.	3.112%	2/15/40	600	654
Otis Worldwide Corp.	3.362%	2/15/50	150	172
PACCAR Financial Corp.	2.850%	3/1/22	100	103
PACCAR Financial Corp.	2.650%	5/10/22	100	103
PACCAR Financial Corp.	2.300%	8/10/22	50	52
PACCAR Financial Corp.	2.000%	9/26/22	50	52
PACCAR Financial Corp.	3.400%	8/9/23	100	108
PACCAR Financial Corp.	0.350%	8/11/23	500	500
PACCAR Financial Corp.	2.150%	8/15/24	75	79
PACCAR Financial Corp.	1.800%	2/6/25	60	63
Parker-Hannifin Corp.	3.500%	9/15/22	175	184
Parker-Hannifin Corp.	2.700%	6/14/24	110	118
Parker-Hannifin Corp.	3.300%	11/21/24	290	317
Parker-Hannifin Corp.	3.250%	3/1/27	125	139
Parker-Hannifin Corp.	3.250%	6/14/29	75	85
Parker-Hannifin Corp.	6.250%	5/15/38	150	218
Parker-Hannifin Corp.	4.450%	11/21/44	200	255
Parker-Hannifin Corp.	4.100%	3/1/47	75	93
Parker-Hannifin Corp.	4.000%	6/14/49	110	138
Precision Castparts Corp.	2.500%	1/15/23	200	208
Precision Castparts Corp.	3.250%	6/15/25	175	193
Precision Castparts Corp.	3.900%	1/15/43	75	87
Precision Castparts Corp.	4.375%	6/15/45	200	252
Quanta Services Inc.	2.900%	10/1/30	400	428
Raytheon Technologies Corp.	2.800%	3/15/22	170	174
Raytheon Technologies Corp.	2.500%	12/15/22	275	285
Raytheon Technologies Corp.	3.650%	8/16/23	16	17
Raytheon Technologies Corp.	3.200%	3/15/24	175	188
Raytheon Technologies Corp.	3.950%	8/16/25	617	708
Raytheon Technologies Corp.	3.500%	3/15/27	300	339
Raytheon Technologies Corp.	3.125%	5/4/27	225	251
Raytheon Technologies Corp.	7.200%	8/15/27	25	34
Raytheon Technologies Corp.	6.700%	8/1/28	75	102
Raytheon Technologies Corp.	4.125%	11/16/28	750	892
Raytheon Technologies Corp.	7.500%	9/15/29	125	181
Raytheon Technologies Corp.	2.250%	7/1/30	300	318
Raytheon Technologies Corp.	5.400%	5/1/35	150	203
Raytheon Technologies Corp.	6.050%	6/1/36	100	145
Raytheon Technologies Corp.	6.125%	7/15/38	100	148
Raytheon Technologies Corp.	4.450%	11/16/38	175	220
Raytheon Technologies Corp.	5.700%	4/15/40	100	145
Raytheon Technologies Corp.	4.700%	12/15/41	50	65
Raytheon Technologies Corp.	4.500%	6/1/42	675	882

63

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Raytheon Technologies Corp.	4.800%	12/15/43	65	84
	Raytheon Technologies Corp.	4.150%	5/15/45	200	253
	Raytheon Technologies Corp.	3.750%	11/1/46	200	235
	Raytheon Technologies Corp.	4.350%	4/15/47	250	323
	Raytheon Technologies Corp.	4.050%	5/4/47	300	371
	Raytheon Technologies Corp.	4.625%	11/16/48	350	473
	Raytheon Technologies Corp.	3.125%	7/1/50	370	407
	Republic Services Inc.	2.500%	8/15/24	200	213
	Republic Services Inc.	0.875%	11/15/25	500	502
	Republic Services Inc.	1.450%	2/15/31	500	488
	Republic Services Inc.	1.750%	2/15/32	175	175
	Republic Services Inc.	6.200%	3/1/40	175	259
	Republic Services Inc.	5.700%	5/15/41	100	142
	Rockwell Automation Inc.	3.500%	3/1/29	100	116
	Rockwell Automation Inc.	4.200%	3/1/49	125	167
	Roper Technologies Inc.	2.800%	12/15/21	200	204
	Roper Technologies Inc.	2.350%	9/15/24	125	133
	Roper Technologies Inc.	1.000%	9/15/25	500	503
	Roper Technologies Inc.	3.850%	12/15/25	100	113
	Roper Technologies Inc.	3.800%	12/15/26	145	167
	Roper Technologies Inc.	1.400%	9/15/27	500	503
	Roper Technologies Inc.	4.200%	9/15/28	175	208
	Roper Technologies Inc.	2.950%	9/15/29	125	137
	Roper Technologies Inc.	2.000%	6/30/30	125	127
	Roper Technologies Inc.	1.750%	2/15/31	500	497
	Ryder System Inc.	2.875%	6/1/22	75	77
	Ryder System Inc.	3.400%	3/1/23	75	79
	Ryder System Inc.	3.750%	6/9/23	225	242
	Ryder System Inc.	3.650%	3/18/24	150	164
	Ryder System Inc.	2.500%	9/1/24	50	53
	Ryder System Inc.	4.625%	6/1/25	193	224
	Ryder System Inc.	2.900%	12/1/26	100	110
	Snap-on Inc.	3.250%	3/1/27	50	56
	Snap-on Inc.	4.100%	3/1/48	75	96
	Snap-on Inc.	3.100%	5/1/50	75	84
	Southwest Airlines Co.	4.750%	5/4/23	250	272
	Southwest Airlines Co.	5.250%	5/4/25	600	694
	Southwest Airlines Co.	3.000%	11/15/26	100	107
	Southwest Airlines Co.	5.125%	6/15/27	775	920
	Southwest Airlines Co.	3.450%	11/16/27	50	54
	Southwest Airlines Co.	2.625%	2/10/30	100	102
[2]	Southwest Airlines Co. Series 2007-1 Pass Through Trust	6.150%	2/1/24	14	14
[2]	Spirit Airlines Series 2015-1A Pass Through Trust	4.100%	10/1/29	18	16
	Stanley Black & Decker Inc.	3.400%	3/1/26	100	113
	Stanley Black & Decker Inc.	4.250%	11/15/28	100	122
	Stanley Black & Decker Inc.	2.300%	3/15/30	375	401
	Stanley Black & Decker Inc.	5.200%	9/1/40	75	104
	Stanley Black & Decker Inc.	4.850%	11/15/48	100	139
	Stanley Black & Decker Inc.	4.000%	3/15/60	400	427
	Textron Inc.	3.875%	3/1/25	65	71
	Textron Inc.	4.000%	3/15/26	200	226
	Textron Inc.	3.650%	3/15/27	250	277
	Textron Inc.	3.375%	3/1/28	50	55
	Textron Inc.	3.900%	9/17/29	225	256
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Timken Co.	3.875%	9/1/24	100	107
	Timken Co.	4.500%	12/15/28	25	28
	Trane Technologies Global Holding Co Ltd.	4.250%	6/15/23	125	136
	Trane Technologies Global Holding Co Ltd.	5.750%	6/15/43	125	180
	Trane Technologies Luxembourg Finance SA	3.550%	11/1/24	375	414
	Trane Technologies Luxembourg Finance SA	3.500%	3/21/26	75	85
	Trane Technologies Luxembourg Finance SA	3.800%	3/21/29	225	263
	Trane Technologies Luxembourg Finance SA	4.500%	3/21/49	75	98
	Trimble Inc.	4.150%	6/15/23	50	54
	Trimble Inc.	4.750%	12/1/24	93	106
	Trimble Inc.	4.900%	6/15/28	50	60
	Tyco Electronics Group SA	3.500%	2/3/22	100	103
	Tyco Electronics Group SA	3.450%	8/1/24	125	136
	Tyco Electronics Group SA	3.125%	8/15/27	200	222
	Tyco Electronics Group SA	7.125%	10/1/37	125	188
	Union Pacific Corp.	2.950%	3/1/22	100	103
	Union Pacific Corp.	4.163%	7/15/22	534	560
	Union Pacific Corp.	2.950%	1/15/23	25	26
	Union Pacific Corp.	3.500%	6/8/23	150	161
	Union Pacific Corp.	3.646%	2/15/24	50	54
	Union Pacific Corp.	3.150%	3/1/24	100	108
	Union Pacific Corp.	3.250%	1/15/25	206	225
	Union Pacific Corp.	3.750%	7/15/25	560	635
	Union Pacific Corp.	3.250%	8/15/25	50	55
	Union Pacific Corp.	2.750%	3/1/26	75	82
	Union Pacific Corp.	2.150%	2/5/27	90	95
	Union Pacific Corp.	3.950%	9/10/28	300	356
	Union Pacific Corp.	3.700%	3/1/29	200	232
	Union Pacific Corp.	2.400%	2/5/30	200	215
	Union Pacific Corp.	3.375%	2/1/35	100	114
	Union Pacific Corp.	3.600%	9/15/37	290	336
	Union Pacific Corp.	4.375%	9/10/38	250	311
	Union Pacific Corp.	4.050%	11/15/45	150	183
	Union Pacific Corp.	3.250%	2/5/50	200	226
	Union Pacific Corp.	3.799%	10/1/51	560	682
	Union Pacific Corp.	3.875%	2/1/55	100	122
	Union Pacific Corp.	3.950%	8/15/59	100	122
	Union Pacific Corp.	3.839%	3/20/60	386	476
[5]	Union Pacific Corp.	2.973%	9/16/62	325	339
	Union Pacific Corp.	4.375%	11/15/65	135	179
	Union Pacific Corp.	3.750%	2/5/70	150	182
[2]	United Airlines Class A Series 2013-1 Pass Through Trust	4.300%	2/15/27	53	53
[2]	United Airlines Class A Series 2014-1 Pass Through Trust	4.000%	10/11/27	70	69
	United Airlines Class A Series 2015-1 Pass Through Trust	3.700%	6/1/24	60	59
[2]	United Airlines Class A Series 2016-1 Pass Through Trust	3.450%	1/7/30	42	41
[2]	United Airlines Class A Series 2016-2 Pass Through Trust	3.100%	4/7/30	42	39
[2]	United Airlines Class A Series 2020-1 Pass Through Trust	5.875%	4/15/29	590	637
[2]	United Airlines Class AA Series 2015-1 Pass Through Trust	3.450%	6/1/29	137	135

64

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	United Airlines Class AA Series 2016-1 Pass Through Trust	3.100%	1/7/30	337	339
[2]	United Airlines Class AA Series 2016-2 Pass Through Trust	2.875%	4/7/30	63	62
[2]	United Airlines Class AA Series 2019-1 Pass Through Trust	4.150%	2/25/33	173	178
[2]	United Airlines Class AA Series 2019-2 Pass Through Trust	2.700%	11/1/33	99	94
	United Parcel Service Inc.	2.450%	10/1/22	175	181
	United Parcel Service Inc.	2.500%	4/1/23	200	209
	United Parcel Service Inc.	2.800%	11/15/24	186	201
	United Parcel Service Inc.	2.400%	11/15/26	150	163
	United Parcel Service Inc.	3.050%	11/15/27	200	226
	United Parcel Service Inc.	3.400%	3/15/29	100	115
	United Parcel Service Inc.	2.500%	9/1/29	100	109
	United Parcel Service Inc.	6.200%	1/15/38	173	271
	United Parcel Service Inc.	5.200%	4/1/40	255	362
	United Parcel Service Inc.	4.875%	11/15/40	75	103
	United Parcel Service Inc.	3.625%	10/1/42	100	120
	United Parcel Service Inc.	3.400%	11/15/46	110	132
	United Parcel Service Inc.	4.250%	3/15/49	125	168
	United Parcel Service Inc.	3.400%	9/1/49	250	302
	United Parcel Service Inc.	5.300%	4/1/50	400	598
	Valmont Industries Inc.	5.000%	10/1/44	150	175
	Valmont Industries Inc.	5.250%	10/1/54	75	89
	Waste Connections Inc.	4.250%	12/1/28	100	119
	Waste Connections Inc.	3.500%	5/1/29	200	227
	Waste Connections Inc.	2.600%	2/1/30	139	149
	Waste Connections Inc.	3.050%	4/1/50	75	80
	Waste Management Inc.	2.900%	9/15/22	100	104
	Waste Management Inc.	2.400%	5/15/23	225	235
	Waste Management Inc.	3.500%	5/15/24	200	218
	Waste Management Inc.	3.125%	3/1/25	150	164
	Waste Management Inc.	0.750%	11/15/25	500	502
	Waste Management Inc.	3.150%	11/15/27	125	141
	Waste Management Inc.	3.900%	3/1/35	250	304
	Waste Management Inc.	4.100%	3/1/45	150	188
	Waste Management Inc.	4.150%	7/15/49	200	266
	Westinghouse Air Brake Technologies Corp.	4.400%	3/15/24	275	301
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	60	65
	Westinghouse Air Brake Technologies Corp.	3.450%	11/15/26	150	165
	Westinghouse Air Brake Technologies Corp.	4.950%	9/15/28	175	207
	WW Grainger Inc.	1.850%	2/15/25	75	79
	WW Grainger Inc.	4.600%	6/15/45	200	268
	WW Grainger Inc.	3.750%	5/15/46	75	89
	WW Grainger Inc.	4.200%	5/15/47	75	95
	Xylem Inc.	3.250%	11/1/26	100	112
	Xylem Inc.	1.950%	1/30/28	100	104
	Xylem Inc.	2.250%	1/30/31	100	105
	Xylem Inc.	4.375%	11/1/46	100	122
					120,441
Materials (0.9%)
	Air Products and Chemicals Inc.	3.350%	7/31/24	500	545
	Air Products and Chemicals Inc.	2.050%	5/15/30	200	213
	Air Products and Chemicals Inc.	2.700%	5/15/40	200	214
	Air Products and Chemicals Inc.	2.800%	5/15/50	400	437
	Albemarle Corp.	4.150%	12/1/24	132	146
	Albemarle Corp.	5.450%	12/1/44	75	90
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AngloGold Ashanti Holdings plc	3.750%	10/1/30	200	214
	Avery Dennison Corp.	4.875%	12/6/28	75	92
	Avery Dennison Corp.	2.650%	4/30/30	200	214
	Barrick Gold Corp.	6.450%	10/15/35	75	102
	Barrick North America Finance LLC	5.700%	5/30/41	450	639
	Barrick North America Finance LLC	5.750%	5/1/43	150	216
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	50	72
	Bemis Co. Inc.	3.100%	9/15/26	50	54
	Bemis Co. Inc.	2.630%	6/19/30	125	135
[5]	Berry Global Inc.	1.570%	1/15/26	200	201
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	176	181
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	50	55
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	195
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	841
	Cabot Corp.	4.000%	7/1/29	55	59
	Carlisle Cos. Inc.	3.750%	11/15/22	75	79
	Carlisle Cos. Inc.	3.500%	12/1/24	50	55
	Carlisle Cos. Inc.	3.750%	12/1/27	125	142
	Carlisle Cos. Inc.	2.750%	3/1/30	150	160
	Celanese US Holdings LLC	3.500%	5/8/24	100	108
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	300	332
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	200	240
	CRH America Inc.	5.750%	1/15/21	75	75
	Dow Chemical Co.	3.500%	10/1/24	182	199
	Dow Chemical Co.	4.550%	11/30/25	150	175
	Dow Chemical Co.	4.800%	11/30/28	225	276
	Dow Chemical Co.	2.100%	11/15/30	500	510
	Dow Chemical Co.	4.250%	10/1/34	150	180
	Dow Chemical Co.	9.400%	5/15/39	350	623
	Dow Chemical Co.	5.250%	11/15/41	100	131
	Dow Chemical Co.	4.625%	10/1/44	200	250
	Dow Chemical Co.	5.550%	11/30/48	100	143
	Dow Chemical Co.	3.600%	11/15/50	500	558
	DuPont de Nemours Inc.	2.169%	5/1/23	200	203
	DuPont de Nemours Inc.	4.205%	11/15/23	475	524
	DuPont de Nemours Inc.	4.493%	11/15/25	350	409
	DuPont de Nemours Inc.	4.725%	11/15/28	425	520
	DuPont de Nemours Inc.	5.319%	11/15/38	300	405
	DuPont de Nemours Inc.	5.419%	11/15/48	475	686
	Eastman Chemical Co.	3.600%	8/15/22	49	51
	Eastman Chemical Co.	3.800%	3/15/25	285	316
	Eastman Chemical Co.	4.800%	9/1/42	225	284
	Eastman Chemical Co.	4.650%	10/15/44	150	189
	Ecolab Inc.	2.375%	8/10/22	470	484
	Ecolab Inc.	2.700%	11/1/26	200	222
	Ecolab Inc.	3.250%	12/1/27	100	113
	Ecolab Inc.	4.800%	3/24/30	300	382
	Ecolab Inc.	1.300%	1/30/31	500	494
	Ecolab Inc.	3.950%	12/1/47	100	127
	EI du Pont de Nemours and Co.	1.700%	7/15/25	100	104
	EI du Pont de Nemours and Co.	2.300%	7/15/30	100	106
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	200	220
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	150	161
	FMC Corp.	3.950%	2/1/22	50	51
	FMC Corp.	4.100%	2/1/24	250	272
	FMC Corp.	3.200%	10/1/26	50	56

65

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	FMC Corp.	3.450%	10/1/29	100	114
	FMC Corp.	4.500%	10/1/49	100	130
	Georgia-Pacific LLC	8.000%	1/15/24	250	306
	Georgia-Pacific LLC	7.375%	12/1/25	100	130
	Georgia-Pacific LLC	8.875%	5/15/31	250	404
	International Flavors & Fragrances Inc.	3.200%	5/1/23	25	26
	International Flavors & Fragrances Inc.	4.450%	9/26/28	50	59
	International Flavors & Fragrances Inc.	4.375%	6/1/47	90	110
	International Flavors & Fragrances Inc.	5.000%	9/26/48	100	134
	International Paper Co.	3.800%	1/15/26	28	32
	International Paper Co.	5.000%	9/15/35	100	131
	International Paper Co.	7.300%	11/15/39	100	159
	International Paper Co.	4.800%	6/15/44	200	266
	International Paper Co.	5.150%	5/15/46	200	275
	International Paper Co.	4.400%	8/15/47	200	258
	International Paper Co.	4.350%	8/15/48	200	262
	Kinross Gold Corp.	5.950%	3/15/24	75	86
	Kinross Gold Corp.	4.500%	7/15/27	25	29
	Linde Inc.	2.450%	2/15/22	450	458
	Linde Inc.	2.200%	8/15/22	200	205
	Linde Inc.	2.650%	2/5/25	147	159
	Linde Inc.	3.550%	11/7/42	50	60
	LYB International Finance BV	5.250%	7/15/43	200	259
	LYB International Finance II BV	3.500%	3/2/27	200	223
	LYB International Finance III LLC	2.875%	5/1/25	100	108
	LYB International Finance III LLC	1.250%	10/1/25	500	507
	LYB International Finance III LLC	3.375%	5/1/30	100	111
	LYB International Finance III LLC	4.200%	10/15/49	135	157
	LYB International Finance III LLC	3.625%	4/1/51	500	540
	LyondellBasell Industries NV	5.750%	4/15/24	175	201
	LyondellBasell Industries NV	4.625%	2/26/55	425	511
	Martin Marietta Materials Inc.	4.250%	7/2/24	100	111
	Martin Marietta Materials Inc.	3.450%	6/1/27	50	56
	Martin Marietta Materials Inc.	3.500%	12/15/27	100	113
	Martin Marietta Materials Inc.	2.500%	3/15/30	100	107
	Martin Marietta Materials Inc.	4.250%	12/15/47	175	209
	Mosaic Co.	3.250%	11/15/22	225	235
	Mosaic Co.	4.250%	11/15/23	175	191
	Mosaic Co.	4.050%	11/15/27	200	226
	Mosaic Co.	5.450%	11/15/33	100	124
	Mosaic Co.	4.875%	11/15/41	50	58
	Mosaic Co.	5.625%	11/15/43	100	129
	Newmont Corp.	3.700%	3/15/23	37	39
	Newmont Corp.	2.800%	10/1/29	150	164
	Newmont Corp.	2.250%	10/1/30	200	210
	Newmont Corp.	5.875%	4/1/35	100	146
	Newmont Corp.	6.250%	10/1/39	225	339
	Newmont Corp.	5.450%	6/9/44	300	426
	Nucor Corp.	4.125%	9/15/22	100	105
	Nucor Corp.	2.000%	6/1/25	100	106
	Nucor Corp.	3.950%	5/1/28	100	118
	Nucor Corp.	2.700%	6/1/30	100	110
[5]	Nucor Corp.	2.979%	12/15/55	400	417
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nutrien Ltd.	3.500%	6/1/23	299	318
Nutrien Ltd.	3.375%	3/15/25	250	275
Nutrien Ltd.	3.000%	4/1/25	250	270
Nutrien Ltd.	4.000%	12/15/26	50	58
Nutrien Ltd.	2.950%	5/13/30	175	193
Nutrien Ltd.	4.125%	3/15/35	250	297
Nutrien Ltd.	5.625%	12/1/40	275	380
Nutrien Ltd.	6.125%	1/15/41	25	36
Nutrien Ltd.	4.900%	6/1/43	50	64
Nutrien Ltd.	5.250%	1/15/45	200	275
Nutrien Ltd.	5.000%	4/1/49	100	138
Owens Corning	3.400%	8/15/26	200	221
Owens Corning	3.950%	8/15/29	100	115
Owens Corning	3.875%	6/1/30	50	58
Owens Corning	4.300%	7/15/47	200	240
Owens Corning	4.400%	1/30/48	75	90
Packaging Corp. of America	4.500%	11/1/23	350	385
Packaging Corp. of America	3.400%	12/15/27	100	112
Packaging Corp. of America	3.000%	12/15/29	140	155
Packaging Corp. of America	4.050%	12/15/49	90	111
PPG Industries Inc.	2.400%	8/15/24	200	212
PPG Industries Inc.	2.550%	6/15/30	300	321
Praxair Inc.	1.100%	8/10/30	500	494
Reliance Steel & Aluminum Co.	4.500%	4/15/23	100	108
Reliance Steel & Aluminum Co.	1.300%	8/15/25	300	305
Reliance Steel & Aluminum Co.	2.150%	8/15/30	300	308
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	343
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	317	358
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	106
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	182
Rio Tinto Finance USA plc	4.750%	3/22/42	150	211
Rio Tinto Finance USA plc	4.125%	8/21/42	250	323
Rohm and Haas Co.	7.850%	7/15/29	250	346
RPM International Inc.	3.450%	11/15/22	100	103
RPM International Inc.	3.750%	3/15/27	50	55
RPM International Inc.	4.250%	1/15/48	200	221
Sherwin-Williams Co.	2.750%	6/1/22	12	12
Sherwin-Williams Co.	3.125%	6/1/24	325	351
Sherwin-Williams Co.	3.450%	8/1/25	225	247
Sherwin-Williams Co.	3.950%	1/15/26	200	228
Sherwin-Williams Co.	3.450%	6/1/27	100	113
Sherwin-Williams Co.	2.950%	8/15/29	200	220
Sherwin-Williams Co.	2.300%	5/15/30	100	105
Sherwin-Williams Co.	4.000%	12/15/42	100	119
Sherwin-Williams Co.	4.550%	8/1/45	90	116
Sherwin-Williams Co.	4.500%	6/1/47	250	335
Sherwin-Williams Co.	3.800%	8/15/49	100	122
Sherwin-Williams Co.	3.300%	5/15/50	100	112
Sonoco Products Co.	3.125%	5/1/30	105	116
Sonoco Products Co.	5.750%	11/1/40	220	299
Southern Copper Corp.	3.500%	11/8/22	400	420
Southern Copper Corp.	3.875%	4/23/25	50	55
Southern Copper Corp.	7.500%	7/27/35	100	152
Southern Copper Corp.	6.750%	4/16/40	325	492
Southern Copper Corp.	5.875%	4/23/45	500	726
Steel Dynamics Inc.	2.800%	12/15/24	50	54
Steel Dynamics Inc.	2.400%	6/15/25	100	106
Steel Dynamics Inc.	3.450%	4/15/30	125	140
Steel Dynamics Inc.	3.250%	1/15/31	100	112
Steel Dynamics Inc.	3.250%	10/15/50	300	313

66

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Suzano Austria GmbH	6.000%	1/15/29	400	482
Suzano Austria GmbH	5.000%	1/15/30	200	227
Suzano Austria GmbH	3.750%	1/15/31	200	213
Syngenta Finance NV	3.125%	3/28/22	100	101
Teck Resources Ltd.	3.900%	7/15/30	100	111
Teck Resources Ltd.	6.125%	10/1/35	150	193
Teck Resources Ltd.	6.000%	8/15/40	50	63
Teck Resources Ltd.	6.250%	7/15/41	325	414
Vale Overseas Ltd.	6.250%	8/10/26	300	372
Vale Overseas Ltd.	3.750%	7/8/30	100	112
Vale Overseas Ltd.	8.250%	1/17/34	50	77
Vale Overseas Ltd.	6.875%	11/21/36	410	601
Vale Overseas Ltd.	6.875%	11/10/39	450	668
Vale SA	5.625%	9/11/42	75	100
Vulcan Materials Co.	4.500%	4/1/25	200	228
Vulcan Materials Co.	3.500%	6/1/30	150	172
Vulcan Materials Co.	4.500%	6/15/47	125	154
Westlake Chemical Corp.	3.600%	8/15/26	300	337
Westlake Chemical Corp.	3.375%	6/15/30	100	110
Westlake Chemical Corp.	5.000%	8/15/46	200	259
WestRock MWV LLC	7.950%	2/15/31	250	354
WestRock RKT LLC	4.900%	3/1/22	100	105
WRKCo Inc.	3.000%	9/15/24	250	269
WRKCo Inc.	4.650%	3/15/26	100	118
WRKCo Inc.	3.375%	9/15/27	250	279
WRKCo Inc.	4.900%	3/15/29	200	247
WRKCo Inc.	3.000%	6/15/33	100	110
				45,007
Real Estate (1.1%)
Alexandria Real Estate Equities Inc.	4.000%	1/15/24	175	193
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	254	282
Alexandria Real Estate Equities Inc.	3.800%	4/15/26	50	58
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	50	58
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	122
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	200	218
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	125	155
Alexandria Real Estate Equities Inc.	4.900%	12/15/30	124	158
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	150	171
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	500	499
Alexandria Real Estate Equities Inc.	4.850%	4/15/49	50	70
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	125	156
American Campus Communities Operating Partnership LP	3.750%	4/15/23	75	79
American Campus Communities Operating Partnership LP	4.125%	7/1/24	100	109
American Campus Communities Operating Partnership LP	3.300%	7/15/26	50	54
American Campus Communities Operating Partnership LP	3.625%	11/15/27	75	82
American Campus Communities Operating Partnership LP	2.850%	2/1/30	70	73
American Homes 4 Rent LP	4.900%	2/15/29	100	121
American Tower Corp.	2.250%	1/15/22	125	127
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
American Tower Corp.	3.500%	1/31/23	200	212
American Tower Corp.	5.000%	2/15/24	100	113
American Tower Corp.	3.375%	5/15/24	200	217
American Tower Corp.	2.950%	1/15/25	100	108
American Tower Corp.	4.000%	6/1/25	138	156
American Tower Corp.	3.375%	10/15/26	200	224
American Tower Corp.	2.750%	1/15/27	500	541
American Tower Corp.	3.125%	1/15/27	125	137
American Tower Corp.	1.500%	1/31/28	500	502
American Tower Corp.	3.950%	3/15/29	140	162
American Tower Corp.	3.800%	8/15/29	475	550
American Tower Corp.	2.900%	1/15/30	145	158
American Tower Corp.	2.100%	6/15/30	150	154
American Tower Corp.	1.875%	10/15/30	500	504
American Tower Corp.	3.700%	10/15/49	200	227
American Tower Corp.	3.100%	6/15/50	150	154
AvalonBay Communities Inc.	2.850%	3/15/23	25	26
AvalonBay Communities Inc.	4.200%	12/15/23	400	441
AvalonBay Communities Inc.	3.450%	6/1/25	100	111
AvalonBay Communities Inc.	2.950%	5/11/26	150	166
AvalonBay Communities Inc.	2.900%	10/15/26	50	55
AvalonBay Communities Inc.	3.350%	5/15/27	75	84
AvalonBay Communities Inc.	3.200%	1/15/28	75	84
AvalonBay Communities Inc.	3.300%	6/1/29	100	114
AvalonBay Communities Inc.	3.900%	10/15/46	50	61
AvalonBay Communities Inc.	4.350%	4/15/48	60	78
Boston Properties LP	3.850%	2/1/23	225	239
Boston Properties LP	3.125%	9/1/23	275	291
Boston Properties LP	3.200%	1/15/25	111	121
Boston Properties LP	3.650%	2/1/26	100	113
Boston Properties LP	2.750%	10/1/26	50	54
Boston Properties LP	3.400%	6/21/29	400	446
Boston Properties LP	2.900%	3/15/30	400	426
Brandywine Operating Partnership LP	3.950%	2/15/23	700	725
Brandywine Operating Partnership LP	3.950%	11/15/27	100	107
Brixmor Operating Partnership LP	3.650%	6/15/24	50	54
Brixmor Operating Partnership LP	3.850%	2/1/25	125	137
Brixmor Operating Partnership LP	4.125%	6/15/26	200	227
Brixmor Operating Partnership LP	3.900%	3/15/27	75	83
Brixmor Operating Partnership LP	4.125%	5/15/29	533	611
Brixmor Operating Partnership LP	4.050%	7/1/30	250	287
Camden Property Trust	4.100%	10/15/28	60	71
Camden Property Trust	3.150%	7/1/29	50	56
Camden Property Trust	2.800%	5/15/30	765	845
Camden Property Trust	3.350%	11/1/49	120	138
CBRE Services Inc.	4.875%	3/1/26	125	147
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	250	268
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	243	256

67

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	25	26
Corporate Office Properties LP	3.600%	5/15/23	150	158
Crown Castle International Corp.	5.250%	1/15/23	125	137
Crown Castle International Corp.	3.150%	7/15/23	150	160
Crown Castle International Corp.	3.200%	9/1/24	250	272
Crown Castle International Corp.	1.350%	7/15/25	100	102
Crown Castle International Corp.	4.450%	2/15/26	250	289
Crown Castle International Corp.	3.700%	6/15/26	175	197
Crown Castle International Corp.	3.650%	9/1/27	325	366
Crown Castle International Corp.	3.800%	2/15/28	425	487
Crown Castle International Corp.	3.100%	11/15/29	100	109
Crown Castle International Corp.	3.300%	7/1/30	115	128
Crown Castle International Corp.	2.250%	1/15/31	200	207
Crown Castle International Corp.	4.750%	5/15/47	95	121
Crown Castle International Corp.	5.200%	2/15/49	75	102
Crown Castle International Corp.	4.150%	7/1/50	100	120
Crown Castle International Corp.	3.250%	1/15/51	200	207
CubeSmart LP	4.375%	12/15/23	100	109
CubeSmart LP	4.000%	11/15/25	50	56
CubeSmart LP	3.125%	9/1/26	100	110
CubeSmart LP	4.375%	2/15/29	50	59
CubeSmart LP	2.000%	2/15/31	75	75
CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	120	128
CyrusOne LP / CyrusOne Finance Corp.	3.450%	11/15/29	275	296
Digital Realty Trust LP	4.450%	7/15/28	370	444
Digital Realty Trust LP	3.600%	7/1/29	175	200
Duke Realty LP	3.250%	6/30/26	175	193
Duke Realty LP	3.375%	12/15/27	160	180
Duke Realty LP	4.000%	9/15/28	50	59
Duke Realty LP	2.875%	11/15/29	70	77
Duke Realty LP	1.750%	7/1/30	200	202
Equinix Inc.	2.625%	11/18/24	200	214
Equinix Inc.	1.250%	7/15/25	100	102
Equinix Inc.	1.000%	9/15/25	500	499
Equinix Inc.	2.900%	11/18/26	100	110
Equinix Inc.	1.800%	7/15/27	100	103
Equinix Inc.	1.550%	3/15/28	500	504
Equinix Inc.	3.200%	11/18/29	250	275
Equinix Inc.	2.150%	7/15/30	250	254
Equinix Inc.	3.000%	7/15/50	100	101
ERP Operating LP	4.625%	12/15/21	129	133
ERP Operating LP	3.000%	4/15/23	125	131
ERP Operating LP	3.375%	6/1/25	125	138
ERP Operating LP	2.850%	11/1/26	50	55
ERP Operating LP	3.500%	3/1/28	100	114
ERP Operating LP	4.150%	12/1/28	70	83
ERP Operating LP	3.000%	7/1/29	75	84
ERP Operating LP	2.500%	2/15/30	150	162
ERP Operating LP	4.500%	7/1/44	150	196
ERP Operating LP	4.500%	6/1/45	25	33
ERP Operating LP	4.000%	8/1/47	100	124
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Essex Portfolio LP	3.250%	5/1/23	25	26
Essex Portfolio LP	3.875%	5/1/24	50	55
Essex Portfolio LP	3.500%	4/1/25	166	184
Essex Portfolio LP	3.375%	4/15/26	100	112
Essex Portfolio LP	3.625%	5/1/27	100	113
Essex Portfolio LP	4.000%	3/1/29	100	117
Essex Portfolio LP	3.000%	1/15/30	110	122
Essex Portfolio LP	2.650%	3/15/32	105	112
Essex Portfolio LP	4.500%	3/15/48	120	155
Federal Realty Investment Trust	2.750%	6/1/23	25	26
Federal Realty Investment Trust	3.250%	7/15/27	50	55
Federal Realty Investment Trust	3.200%	6/15/29	25	27
Federal Realty Investment Trust	4.500%	12/1/44	150	179
GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	100	109
GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	75	79
GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	200	225
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	175	201
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	25	30
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	275	319
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	175	190
Healthcare Realty Trust Inc.	3.625%	1/15/28	100	113
Healthcare Trust of America Holdings LP	3.500%	8/1/26	130	147
Healthcare Trust of America Holdings LP	3.750%	7/1/27	100	113
Healthcare Trust of America Holdings LP	3.100%	2/15/30	100	109
Healthcare Trust of America Holdings LP	2.000%	3/15/31	500	499
Healthpeak Properties Inc.	4.250%	11/15/23	9	10
Healthpeak Properties Inc.	4.200%	3/1/24	125	137
Healthpeak Properties Inc.	3.400%	2/1/25	152	168
Healthpeak Properties Inc.	3.250%	7/15/26	25	28
Healthpeak Properties Inc.	3.500%	7/15/29	125	141
Healthpeak Properties Inc.	3.000%	1/15/30	800	876
Healthpeak Properties Inc.	6.750%	2/1/41	100	147
Highwoods Realty LP	4.125%	3/15/28	75	85
Highwoods Realty LP	4.200%	4/15/29	50	57
Highwoods Realty LP	2.600%	2/1/31	250	254
Host Hotels & Resorts LP	3.750%	10/15/23	261	275
Host Hotels & Resorts LP	3.875%	4/1/24	75	79
Host Hotels & Resorts LP	3.375%	12/15/29	100	102
Hudson Pacific Properties LP	3.950%	11/1/27	100	110
Hudson Pacific Properties LP	4.650%	4/1/29	25	29
Hudson Pacific Properties LP	3.250%	1/15/30	60	64
Kilroy Realty LP	3.800%	1/15/23	250	263
Kilroy Realty LP	3.450%	12/15/24	50	54
Kilroy Realty LP	4.750%	12/15/28	50	59
Kilroy Realty LP	4.250%	8/15/29	104	120
Kilroy Realty LP	3.050%	2/15/30	200	213
Kimco Realty Corp.	3.400%	11/1/22	150	157
Kimco Realty Corp.	3.125%	6/1/23	25	26
Kimco Realty Corp.	3.300%	2/1/25	58	63
Kimco Realty Corp.	2.800%	10/1/26	125	136
Kimco Realty Corp.	3.800%	4/1/27	75	85
Kimco Realty Corp.	1.900%	3/1/28	500	513

68

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Kimco Realty Corp.	2.700%	10/1/30	100	107
Kimco Realty Corp.	4.125%	12/1/46	50	54
Kimco Realty Corp.	4.450%	9/1/47	50	58
Kite Realty Group LP	4.000%	10/1/26	200	209
Life Storage LP	3.500%	7/1/26	125	141
Life Storage LP	3.875%	12/15/27	150	171
Life Storage LP	4.000%	6/15/29	25	29
Mid-America Apartments LP	4.300%	10/15/23	150	164
Mid-America Apartments LP	3.750%	6/15/24	50	54
Mid-America Apartments LP	3.600%	6/1/27	250	283
Mid-America Apartments LP	2.750%	3/15/30	150	164
Mid-America Apartments LP	1.700%	2/15/31	150	149
National Retail Properties Inc.	3.500%	10/15/27	350	384
National Retail Properties Inc.	4.300%	10/15/28	25	29
National Retail Properties Inc.	2.500%	4/15/30	75	77
National Retail Properties Inc.	4.800%	10/15/48	50	62
National Retail Properties Inc.	3.100%	4/15/50	50	48
Office Properties Income Trust	4.150%	2/1/22	100	102
Office Properties Income Trust	4.000%	7/15/22	100	102
Office Properties Income Trust	4.250%	5/15/24	100	104
Office Properties Income Trust	4.500%	2/1/25	50	53
Omega Healthcare Investors Inc.	4.375%	8/1/23	300	325
Omega Healthcare Investors Inc.	4.950%	4/1/24	100	109
Omega Healthcare Investors Inc.	4.500%	1/15/25	100	109
Omega Healthcare Investors Inc.	5.250%	1/15/26	100	114
Omega Healthcare Investors Inc.	4.500%	4/1/27	300	337
Omega Healthcare Investors Inc.	4.750%	1/15/28	70	80
Omega Healthcare Investors Inc.	3.625%	10/1/29	250	266
Omega Healthcare Investors Inc.	3.375%	2/1/31	500	525
Physicians Realty LP	4.300%	3/15/27	100	110
Physicians Realty LP	3.950%	1/15/28	100	108
Piedmont Operating Partnership LP	3.400%	6/1/23	75	78
Prologis LP	2.125%	4/15/27	105	113
Prologis LP	3.875%	9/15/28	100	119
Prologis LP	4.375%	2/1/29	200	244
Prologis LP	2.250%	4/15/30	155	166
Prologis LP	1.250%	10/15/30	500	494
Prologis LP	4.375%	9/15/48	75	103
Prologis LP	3.000%	4/15/50	140	154
Public Storage	2.370%	9/15/22	55	57
Public Storage	3.094%	9/15/27	100	112
Public Storage	3.385%	5/1/29	100	114
Rayonier Inc.	3.750%	4/1/22	50	51
Realty Income Corp.	3.250%	10/15/22	175	183
Realty Income Corp.	4.650%	8/1/23	250	274
Realty Income Corp.	3.875%	7/15/24	50	55
Realty Income Corp.	3.875%	4/15/25	225	253
Realty Income Corp.	4.125%	10/15/26	125	147
Realty Income Corp.	3.000%	1/15/27	150	165
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Realty Income Corp.	3.650%	1/15/28	190	217
Realty Income Corp.	3.250%	6/15/29	150	168
Realty Income Corp.	3.250%	1/15/31	50	57
Realty Income Corp.	1.800%	3/15/33	500	501
Realty Income Corp.	4.650%	3/15/47	175	238
Regency Centers LP	3.600%	2/1/27	25	27
Regency Centers LP	4.125%	3/15/28	75	86
Regency Centers LP	2.950%	9/15/29	100	107
Regency Centers LP	4.400%	2/1/47	200	231
Regency Centers LP	4.650%	3/15/49	75	90
Sabra Health Care LP	4.800%	6/1/24	55	59
Sabra Health Care LP	5.125%	8/15/26	25	28
Sabra Health Care LP	3.900%	10/15/29	150	156
Simon Property Group LP	2.350%	1/30/22	150	152
Simon Property Group LP	2.625%	6/15/22	100	102
Simon Property Group LP	2.750%	2/1/23	25	26
Simon Property Group LP	2.750%	6/1/23	100	105
Simon Property Group LP	3.750%	2/1/24	150	162
Simon Property Group LP	2.000%	9/13/24	145	150
Simon Property Group LP	3.500%	9/1/25	300	332
Simon Property Group LP	3.300%	1/15/26	195	214
Simon Property Group LP	3.250%	11/30/26	75	83
Simon Property Group LP	3.375%	6/15/27	160	177
Simon Property Group LP	3.375%	12/1/27	100	112
Simon Property Group LP	2.450%	9/13/29	145	152
Simon Property Group LP	2.650%	7/15/30	200	212
Simon Property Group LP	6.750%	2/1/40	125	185
Simon Property Group LP	4.750%	3/15/42	100	122
Simon Property Group LP	4.250%	11/30/46	100	116
Simon Property Group LP	3.250%	9/13/49	200	205
Simon Property Group LP	3.800%	7/15/50	200	222
SITE Centers Corp.	3.900%	8/15/24	100	100
SITE Centers Corp.	3.625%	2/1/25	200	208
SITE Centers Corp.	4.250%	2/1/26	70	76
SITE Centers Corp.	4.700%	6/1/27	75	81
SL Green Operating Partnership LP	3.250%	10/15/22	100	103
Spirit Realty LP	3.200%	1/15/27	80	85
Spirit Realty LP	4.000%	7/15/29	60	67
Spirit Realty LP	3.400%	1/15/30	80	86
STORE Capital Corp.	4.500%	3/15/28	75	85
STORE Capital Corp.	4.625%	3/15/29	100	115
Tanger Properties LP	3.125%	9/1/26	175	180
Tanger Properties LP	3.875%	7/15/27	50	52
UDR Inc.	2.950%	9/1/26	150	165
UDR Inc.	3.500%	7/1/27	150	168
UDR Inc.	3.500%	1/15/28	250	280
UDR Inc.	3.200%	1/15/30	60	67
UDR Inc.	3.000%	8/15/31	65	72
UDR Inc.	1.900%	3/15/33	200	199
UDR Inc.	3.100%	11/1/34	65	73
Ventas Realty LP	3.125%	6/15/23	175	185
Ventas Realty LP	3.500%	4/15/24	75	82
Ventas Realty LP	3.750%	5/1/24	200	218
Ventas Realty LP	2.650%	1/15/25	75	80
Ventas Realty LP	4.125%	1/15/26	75	86
Ventas Realty LP	3.250%	10/15/26	75	83
Ventas Realty LP	3.850%	4/1/27	50	56
Ventas Realty LP	4.000%	3/1/28	125	142
Ventas Realty LP	3.000%	1/15/30	100	107
Ventas Realty LP	4.750%	11/15/30	580	708
Ventas Realty LP	5.700%	9/30/43	75	97
Ventas Realty LP	4.375%	2/1/45	60	66
Ventas Realty LP	4.875%	4/15/49	80	99
VEREIT Operating Partnership LP	4.600%	2/6/24	75	82
VEREIT Operating Partnership LP	4.625%	11/1/25	75	86

69

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
VEREIT Operating Partnership LP	3.950%	8/15/27	450	508
VEREIT Operating Partnership LP	3.100%	12/15/29	150	162
Vornado Realty LP	3.500%	1/15/25	100	106
Washington REIT	3.950%	10/15/22	75	77
Weingarten Realty Investors	3.375%	10/15/22	50	52
Weingarten Realty Investors	3.500%	4/15/23	100	104
Welltower Inc.	3.625%	3/15/24	195	213
Welltower Inc.	4.000%	6/1/25	380	429
Welltower Inc.	4.250%	4/1/26	150	175
Welltower Inc.	2.700%	2/15/27	300	330
Welltower Inc.	4.250%	4/15/28	125	145
Welltower Inc.	4.125%	3/15/29	250	290
Welltower Inc.	2.750%	1/15/31	250	266
Welltower Inc.	6.500%	3/15/41	25	35
Welltower Inc.	4.950%	9/1/48	75	97
Weyerhaeuser Co.	8.500%	1/15/25	50	64
Weyerhaeuser Co.	4.000%	11/15/29	150	176
Weyerhaeuser Co.	4.000%	4/15/30	200	236
Weyerhaeuser Co.	7.375%	3/15/32	100	150
Weyerhaeuser Co.	6.875%	12/15/33	50	71
WP Carey Inc.	4.600%	4/1/24	125	139
WP Carey Inc.	4.000%	2/1/25	50	55
WP Carey Inc.	4.250%	10/1/26	75	86
WP Carey Inc.	3.850%	7/15/29	50	57
				51,050
Technology (2.7%)
Adobe Inc.	1.700%	2/1/23	100	103
Adobe Inc.	1.900%	2/1/25	20	21
Adobe Inc.	3.250%	2/1/25	175	193
Adobe Inc.	2.150%	2/1/27	180	194
Adobe Inc.	2.300%	2/1/30	260	280
Altera Corp.	4.100%	11/15/23	75	83
Amdocs Ltd.	2.538%	6/15/30	200	210
Analog Devices Inc.	2.875%	6/1/23	450	473
Analog Devices Inc.	3.125%	12/5/23	75	81
Analog Devices Inc.	2.950%	4/1/25	85	93
Analog Devices Inc.	3.500%	12/5/26	200	227
Apple Inc.	2.150%	2/9/22	225	230
Apple Inc.	2.500%	2/9/22	300	307
Apple Inc.	2.300%	5/11/22	200	205
Apple Inc.	2.700%	5/13/22	250	258
Apple Inc.	2.100%	9/12/22	200	206
Apple Inc.	2.850%	2/23/23	342	359
Apple Inc.	2.400%	5/3/23	865	907
Apple Inc.	0.750%	5/11/23	400	405
Apple Inc.	3.000%	2/9/24	325	350
Apple Inc.	3.450%	5/6/24	75	83
Apple Inc.	2.850%	5/11/24	1,243	1,340
Apple Inc.	1.800%	9/11/24	150	157
Apple Inc.	2.750%	1/13/25	575	623
Apple Inc.	1.125%	5/11/25	900	924
Apple Inc.	0.550%	8/20/25	500	501
Apple Inc.	3.250%	2/23/26	705	791
Apple Inc.	2.450%	8/4/26	1,450	1,580
Apple Inc.	3.200%	5/11/27	775	877
Apple Inc.	2.900%	9/12/27	655	733
Apple Inc.	2.200%	9/11/29	350	377
Apple Inc.	1.250%	8/20/30	500	499
Apple Inc.	4.500%	2/23/36	225	302
Apple Inc.	3.850%	5/4/43	450	571
Apple Inc.	4.450%	5/6/44	200	274
Apple Inc.	3.450%	2/9/45	225	272
Apple Inc.	4.375%	5/13/45	500	684
Apple Inc.	4.650%	2/23/46	910	1,305
Apple Inc.	3.850%	8/4/46	375	482
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Apple Inc.	4.250%	2/9/47	200	272
Apple Inc.	3.750%	9/12/47	525	656
Apple Inc.	3.750%	11/13/47	450	568
Apple Inc.	2.650%	5/11/50	515	545
Apple Inc.	2.400%	8/20/50	500	511
Apple Inc.	2.550%	8/20/60	500	512
Applied Materials Inc.	3.900%	10/1/25	145	166
Applied Materials Inc.	3.300%	4/1/27	225	256
Applied Materials Inc.	1.750%	6/1/30	200	207
Applied Materials Inc.	5.100%	10/1/35	100	139
Applied Materials Inc.	5.850%	6/15/41	125	197
Applied Materials Inc.	4.350%	4/1/47	175	242
Applied Materials Inc.	2.750%	6/1/50	200	217
Arrow Electronics Inc.	3.500%	4/1/22	75	77
Arrow Electronics Inc.	4.500%	3/1/23	50	54
Arrow Electronics Inc.	3.250%	9/8/24	171	184
Arrow Electronics Inc.	4.000%	4/1/25	50	55
Arrow Electronics Inc.	3.875%	1/12/28	100	113
Autodesk Inc.	3.600%	12/15/22	25	26
Autodesk Inc.	4.375%	6/15/25	100	114
Autodesk Inc.	3.500%	6/15/27	75	85
Autodesk Inc.	2.850%	1/15/30	75	83
Automatic Data Processing Inc.	3.375%	9/15/25	200	225
Automatic Data Processing Inc.	1.250%	9/1/30	400	395
Avnet Inc.	4.875%	12/1/22	170	181
Avnet Inc.	4.625%	4/15/26	100	113
Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	250	260
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	450	486
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	480	518
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	925	1,040
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	200	220
Broadcom Inc.	3.125%	10/15/22	250	261
Broadcom Inc.	2.250%	11/15/23	200	209
Broadcom Inc.	3.625%	10/15/24	186	204
Broadcom Inc.	4.700%	4/15/25	500	573
Broadcom Inc.	3.150%	11/15/25	450	491
Broadcom Inc.	4.250%	4/15/26	500	569
Broadcom Inc.	3.459%	9/15/26	661	731
Broadcom Inc.	4.110%	9/15/28	428	487
Broadcom Inc.	4.750%	4/15/29	545	651
Broadcom Inc.	5.000%	4/15/30	500	605
Broadcom Inc.	4.150%	11/15/30	600	693
Broadcom Inc.	4.300%	11/15/32	400	472
Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	113
Broadridge Financial Solutions Inc.	2.900%	12/1/29	75	82
Cadence Design Systems Inc.	4.375%	10/15/24	100	112
Cisco Systems Inc.	3.000%	6/15/22	125	130
Cisco Systems Inc.	2.200%	9/20/23	150	157
Cisco Systems Inc.	3.625%	3/4/24	875	962
Cisco Systems Inc.	2.950%	2/28/26	100	111
Cisco Systems Inc.	2.500%	9/20/26	225	247
Cisco Systems Inc.	5.500%	1/15/40	800	1,198
Citrix Systems Inc.	4.500%	12/1/27	50	58
Citrix Systems Inc.	3.300%	3/1/30	75	83
Corning Inc.	2.900%	5/15/22	175	180
Corning Inc.	4.700%	3/15/37	275	330

70

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Corning Inc.	5.750%	8/15/40	195	261
	Corning Inc.	3.900%	11/15/49	100	121
	Corning Inc.	4.375%	11/15/57	350	432
[5]	Dell International LLC / EMC Corp.	5.450%	6/15/23	700	773
[5]	Dell International LLC / EMC Corp.	4.000%	7/15/24	100	110
[5]	Dell International LLC / EMC Corp.	5.850%	7/15/25	200	240
[5]	Dell International LLC / EMC Corp.	6.020%	6/15/26	1,075	1,310
[5]	Dell International LLC / EMC Corp.	4.900%	10/1/26	250	295
[5]	Dell International LLC / EMC Corp.	6.100%	7/15/27	100	124
[5]	Dell International LLC / EMC Corp.	5.300%	10/1/29	325	398
[5]	Dell International LLC / EMC Corp.	6.200%	7/15/30	150	195
[5]	Dell International LLC / EMC Corp.	8.100%	7/15/36	320	471
[5]	Dell International LLC / EMC Corp.	8.350%	7/15/46	425	643
	DXC Technology Co.	4.000%	4/15/23	50	53
	DXC Technology Co.	4.250%	4/15/24	250	273
	DXC Technology Co.	4.125%	4/15/25	100	110
	Equifax Inc.	3.950%	6/15/23	50	54
	Equifax Inc.	2.600%	12/1/24	75	80
	Equifax Inc.	2.600%	12/15/25	100	108
	Equifax Inc.	3.100%	5/15/30	120	133
	Fidelity National Information Services Inc.	3.500%	4/15/23	143	152
	Fidelity National Information Services Inc.	3.875%	6/5/24	150	165
	Fidelity National Information Services Inc.	3.000%	8/15/26	414	461
	Fidelity National Information Services Inc.	3.750%	5/21/29	200	234
	Fiserv Inc.	3.800%	10/1/23	200	218
	Fiserv Inc.	2.750%	7/1/24	400	429
	Fiserv Inc.	3.850%	6/1/25	400	452
	Fiserv Inc.	3.200%	7/1/26	200	224
	Fiserv Inc.	2.250%	6/1/27	300	319
	Fiserv Inc.	4.200%	10/1/28	200	237
	Fiserv Inc.	3.500%	7/1/29	800	913
	Fiserv Inc.	2.650%	6/1/30	200	216
	Fiserv Inc.	4.400%	7/1/49	415	556
	Flex Ltd.	4.750%	6/15/25	26	30
	Flex Ltd.	4.875%	6/15/29	50	59
	FLIR Systems Inc.	2.500%	8/1/30	100	105
	Global Payments Inc.	3.750%	6/1/23	250	268
	Global Payments Inc.	4.000%	6/1/23	100	108
	Global Payments Inc.	2.650%	2/15/25	337	361
	Global Payments Inc.	4.800%	4/1/26	150	178
	Global Payments Inc.	3.200%	8/15/29	310	344
	Global Payments Inc.	2.900%	5/15/30	200	217
	Global Payments Inc.	4.150%	8/15/49	200	245
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	350	372
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	200	208
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	300	330
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	150	154
	Hewlett Packard Enterprise Co.	4.650%	10/1/24	200	227
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	585
Hewlett Packard Enterprise Co.	1.750%	4/1/26	150	155
Hewlett Packard Enterprise Co.	6.200%	10/15/35	150	193
Hewlett Packard Enterprise Co.	6.350%	10/15/45	375	495
HP Inc.	4.050%	9/15/22	100	106
HP Inc.	2.200%	6/17/25	300	318
HP Inc.	3.000%	6/17/27	350	386
HP Inc.	3.400%	6/17/30	500	554
HP Inc.	6.000%	9/15/41	100	130
IBM Credit LLC	2.200%	9/8/22	100	103
IBM Credit LLC	3.000%	2/6/23	150	158
IHS Markit Ltd.	3.625%	5/1/24	100	109
IHS Markit Ltd.	4.750%	8/1/28	140	172
IHS Markit Ltd.	4.250%	5/1/29	100	120
Intel Corp.	3.100%	7/29/22	175	183
Intel Corp.	2.700%	12/15/22	404	423
Intel Corp.	2.875%	5/11/24	1,050	1,130
Intel Corp.	3.400%	3/25/25	300	332
Intel Corp.	3.700%	7/29/25	450	507
Intel Corp.	2.600%	5/19/26	210	229
Intel Corp.	3.750%	3/25/27	400	463
Intel Corp.	2.450%	11/15/29	375	404
Intel Corp.	3.900%	3/25/30	345	413
Intel Corp.	4.000%	12/15/32	150	185
Intel Corp.	4.600%	3/25/40	150	197
Intel Corp.	4.800%	10/1/41	162	220
Intel Corp.	4.250%	12/15/42	150	192
Intel Corp.	4.100%	5/19/46	250	319
Intel Corp.	4.100%	5/11/47	200	255
Intel Corp.	3.734%	12/8/47	674	807
Intel Corp.	3.250%	11/15/49	300	335
Intel Corp.	4.750%	3/25/50	400	558
Intel Corp.	3.100%	2/15/60	200	216
Intel Corp.	4.950%	3/25/60	155	229
International Business Machines Corp.	2.850%	5/13/22	500	518
International Business Machines Corp.	1.875%	8/1/22	675	692
International Business Machines Corp.	2.875%	11/9/22	240	252
International Business Machines Corp.	3.375%	8/1/23	450	485
International Business Machines Corp.	3.625%	2/12/24	450	493
International Business Machines Corp.	3.000%	5/15/24	600	649
International Business Machines Corp.	7.000%	10/30/25	300	388
International Business Machines Corp.	3.450%	2/19/26	285	322
International Business Machines Corp.	3.300%	5/15/26	700	790
International Business Machines Corp.	1.700%	5/15/27	265	275
International Business Machines Corp.	6.220%	8/1/27	75	98
International Business Machines Corp.	6.500%	1/15/28	75	100
International Business Machines Corp.	3.500%	5/15/29	750	867
International Business Machines Corp.	1.950%	5/15/30	265	272
International Business Machines Corp.	4.150%	5/15/39	400	505
International Business Machines Corp.	5.600%	11/30/39	148	216

71

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	International Business Machines Corp.	2.850%	5/15/40	265	282
	International Business Machines Corp.	4.000%	6/20/42	358	442
	International Business Machines Corp.	4.250%	5/15/49	500	652
	International Business Machines Corp.	2.950%	5/15/50	265	282
	Intuit Inc.	0.650%	7/15/23	100	101
	Intuit Inc.	0.950%	7/15/25	100	101
	Intuit Inc.	1.350%	7/15/27	100	102
	Intuit Inc.	1.650%	7/15/30	100	103
	Jabil Inc.	3.950%	1/12/28	100	113
	Jabil Inc.	3.600%	1/15/30	100	111
	Jabil Inc.	3.000%	1/15/31	150	160
	Juniper Networks Inc.	3.750%	8/15/29	500	572
	Juniper Networks Inc.	5.950%	3/15/41	25	33
	KLA Corp.	4.650%	11/1/24	250	284
	KLA Corp.	4.100%	3/15/29	150	179
	KLA Corp.	5.000%	3/15/49	75	104
	KLA Corp.	3.300%	3/1/50	50	56
	Lam Research Corp.	3.800%	3/15/25	145	162
	Lam Research Corp.	3.750%	3/15/26	150	172
	Lam Research Corp.	4.000%	3/15/29	200	239
	Lam Research Corp.	1.900%	6/15/30	250	259
	Lam Research Corp.	4.875%	3/15/49	125	181
	Lam Research Corp.	2.875%	6/15/50	150	161
	Lam Research Corp.	3.125%	6/15/60	100	111
[5]	Leidos Inc.	2.950%	5/15/23	95	100
[5]	Leidos Inc.	3.625%	5/15/25	100	112
[5]	Leidos Inc.	4.375%	5/15/30	150	179
[5]	Leidos Inc.	2.300%	2/15/31	200	204
	Marvell Technology Group Ltd.	4.200%	6/22/23	100	108
	Marvell Technology Group Ltd.	4.875%	6/22/28	100	118
	Mastercard Inc.	3.375%	4/1/24	300	328
	Mastercard Inc.	2.000%	3/3/25	400	424
	Mastercard Inc.	2.950%	11/21/26	100	112
	Mastercard Inc.	3.300%	3/26/27	200	228
	Mastercard Inc.	2.950%	6/1/29	275	309
	Mastercard Inc.	3.350%	3/26/30	300	349
	Mastercard Inc.	3.950%	2/26/48	100	129
	Mastercard Inc.	3.650%	6/1/49	250	309
	Mastercard Inc.	3.850%	3/26/50	400	514
	Maxim Integrated Products Inc.	3.375%	3/15/23	75	79
	Maxim Integrated Products Inc.	3.450%	6/15/27	100	112
	Microchip Technology Inc.	4.333%	6/1/23	100	108
	Micron Technology Inc.	4.640%	2/6/24	50	56
	Micron Technology Inc.	4.975%	2/6/26	100	118
	Micron Technology Inc.	4.185%	2/15/27	200	237
	Micron Technology Inc.	5.327%	2/6/29	150	187
	Micron Technology Inc.	4.663%	2/15/30	100	122
	Microsoft Corp.	2.400%	2/6/22	620	634
	Microsoft Corp.	2.375%	2/12/22	450	460
	Microsoft Corp.	2.650%	11/3/22	200	208
	Microsoft Corp.	2.375%	5/1/23	75	78
	Microsoft Corp.	2.000%	8/8/23	300	313
	Microsoft Corp.	2.875%	2/6/24	500	537
	Microsoft Corp.	3.125%	11/3/25	1,132	1,265
	Microsoft Corp.	2.400%	8/8/26	805	877
	Microsoft Corp.	3.300%	2/6/27	675	768
	Microsoft Corp.	3.500%	2/12/35	325	399
	Microsoft Corp.	4.200%	11/3/35	375	492
	Microsoft Corp.	3.450%	8/8/36	425	523
	Microsoft Corp.	4.100%	2/6/37	500	652
	Microsoft Corp.	3.500%	11/15/42	330	403
	Microsoft Corp.	3.700%	8/8/46	1,635	2,062
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Microsoft Corp.	4.250%	2/6/47	300	424
	Microsoft Corp.	2.525%	6/1/50	1,478	1,553
	Microsoft Corp.	4.000%	2/12/55	525	720
	Microsoft Corp.	3.950%	8/8/56	331	447
	Microsoft Corp.	2.675%	6/1/60	594	641
	Moody's Corp.	4.500%	9/1/22	100	106
	Moody's Corp.	4.875%	2/15/24	250	280
	Moody's Corp.	3.250%	1/15/28	200	225
	Moody's Corp.	4.875%	12/17/48	125	169
	Moody's Corp.	3.250%	5/20/50	100	109
	Moody's Corp.	2.550%	8/18/60	300	281
	Motorola Solutions Inc.	4.000%	9/1/24	240	268
	Motorola Solutions Inc.	4.600%	2/23/28	125	151
	Motorola Solutions Inc.	5.500%	9/1/44	75	95
	NetApp Inc.	3.300%	9/29/24	75	82
	NetApp Inc.	1.875%	6/22/25	150	157
	NetApp Inc.	2.375%	6/22/27	100	107
	NetApp Inc.	2.700%	6/22/30	200	215
	NVIDIA Corp.	3.200%	9/16/26	200	226
	NVIDIA Corp.	2.850%	4/1/30	300	336
	NVIDIA Corp.	3.500%	4/1/40	200	240
	NVIDIA Corp.	3.500%	4/1/50	605	730
	NVIDIA Corp.	3.700%	4/1/60	113	143
[5]	NXP BV / NXP Funding LLC	4.875%	3/1/24	200	225
[5]	NXP BV / NXP Funding LLC	5.350%	3/1/26	100	121
[5]	NXP BV / NXP Funding LLC	5.550%	12/1/28	175	223
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	450	536
[5]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	200	226
	Oracle Corp.	2.500%	5/15/22	250	257
	Oracle Corp.	2.400%	9/15/23	750	788
	Oracle Corp.	3.400%	7/8/24	450	492
	Oracle Corp.	2.950%	11/15/24	425	461
	Oracle Corp.	2.500%	4/1/25	919	987
	Oracle Corp.	2.650%	7/15/26	2,361	2,581
	Oracle Corp.	2.800%	4/1/27	500	550
	Oracle Corp.	2.950%	4/1/30	750	836
	Oracle Corp.	4.300%	7/8/34	325	409
	Oracle Corp.	3.900%	5/15/35	150	183
	Oracle Corp.	3.850%	7/15/36	250	301
	Oracle Corp.	3.800%	11/15/37	525	628
	Oracle Corp.	6.125%	7/8/39	150	230
	Oracle Corp.	3.600%	4/1/40	605	708
	Oracle Corp.	5.375%	7/15/40	700	999
	Oracle Corp.	4.500%	7/8/44	250	325
	Oracle Corp.	4.125%	5/15/45	425	524
	Oracle Corp.	4.000%	7/15/46	575	703
	Oracle Corp.	4.000%	11/15/47	475	583
	Oracle Corp.	3.600%	4/1/50	1,120	1,304
	Oracle Corp.	4.375%	5/15/55	150	197
	Oracle Corp.	3.850%	4/1/60	700	853
	PayPal Holdings Inc.	2.200%	9/26/22	200	207
	PayPal Holdings Inc.	1.350%	6/1/23	200	205
	PayPal Holdings Inc.	2.400%	10/1/24	100	107
	PayPal Holdings Inc.	1.650%	6/1/25	200	209
	PayPal Holdings Inc.	2.650%	10/1/26	300	329
	PayPal Holdings Inc.	2.850%	10/1/29	400	444
	PayPal Holdings Inc.	2.300%	6/1/30	200	214
	PayPal Holdings Inc.	3.250%	6/1/50	310	355
	QUALCOMM Inc.	3.000%	5/20/22	100	104
	QUALCOMM Inc.	2.600%	1/30/23	90	94
	QUALCOMM Inc.	2.900%	5/20/24	172	185
	QUALCOMM Inc.	3.450%	5/20/25	200	223
	QUALCOMM Inc.	3.250%	5/20/27	400	453

72

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[5]	QUALCOMM Inc.	1.300%	5/20/28	378	380
[5]	QUALCOMM Inc.	1.650%	5/20/32	414	413
	QUALCOMM Inc.	4.650%	5/20/35	200	267
	QUALCOMM Inc.	4.800%	5/20/45	275	388
	QUALCOMM Inc.	4.300%	5/20/47	350	474
	QUALCOMM Inc.	3.250%	5/20/50	200	232
	RELX Capital Inc.	3.500%	3/16/23	125	133
	RELX Capital Inc.	4.000%	3/18/29	100	118
	RELX Capital Inc.	3.000%	5/22/30	150	167
	S&P Global Inc.	4.000%	6/15/25	149	169
	S&P Global Inc.	2.500%	12/1/29	125	136
	S&P Global Inc.	1.250%	8/15/30	400	396
	S&P Global Inc.	3.250%	12/1/49	150	175
	S&P Global Inc.	2.300%	8/15/60	100	94
	salesforce.com Inc.	3.250%	4/11/23	200	213
	salesforce.com Inc.	3.700%	4/11/28	325	382
	ServiceNow Inc.	1.400%	9/1/30	500	487
	Texas Instruments Inc.	1.850%	5/15/22	100	102
	Texas Instruments Inc.	2.625%	5/15/24	25	27
	Texas Instruments Inc.	1.375%	3/12/25	200	207
	Texas Instruments Inc.	2.900%	11/3/27	94	105
	Texas Instruments Inc.	2.250%	9/4/29	100	107
	Texas Instruments Inc.	1.750%	5/4/30	210	216
	Texas Instruments Inc.	3.875%	3/15/39	142	177
	Texas Instruments Inc.	4.150%	5/15/48	400	532
	Thomson Reuters Corp.	5.500%	8/15/35	75	100
	Thomson Reuters Corp.	5.850%	4/15/40	100	138
	Thomson Reuters Corp.	5.650%	11/23/43	100	135
	Verisk Analytics Inc.	4.125%	9/12/22	275	290
	Verisk Analytics Inc.	4.000%	6/15/25	150	170
	Verisk Analytics Inc.	4.125%	3/15/29	400	478
	Verisk Analytics Inc.	5.500%	6/15/45	50	71
	Verisk Analytics Inc.	3.625%	5/15/50	100	116
	Visa Inc.	2.150%	9/15/22	100	103
	Visa Inc.	2.800%	12/14/22	550	575
	Visa Inc.	3.150%	12/14/25	925	1,037
	Visa Inc.	1.900%	4/15/27	200	212
	Visa Inc.	0.750%	8/15/27	500	498
	Visa Inc.	2.750%	9/15/27	150	167
	Visa Inc.	1.100%	2/15/31	400	392
	Visa Inc.	4.150%	12/14/35	325	421
	Visa Inc.	2.700%	4/15/40	200	218
	Visa Inc.	4.300%	12/14/45	725	990
	Visa Inc.	3.650%	9/15/47	100	125
	Visa Inc.	2.000%	8/15/50	500	472
	VMware Inc.	2.950%	8/21/22	300	311
	VMware Inc.	4.500%	5/15/25	200	228
	VMware Inc.	4.650%	5/15/27	100	117
	VMware Inc.	3.900%	8/21/27	300	338
	VMware Inc.	4.700%	5/15/30	900	1,082
	Western Union Co.	3.600%	3/15/22	100	103
	Western Union Co.	2.850%	1/10/25	108	116
	Western Union Co.	6.200%	11/17/36	100	126
	Western Union Co.	6.200%	6/21/40	35	43
	Xilinx Inc.	2.950%	6/1/24	150	161
	Xilinx Inc.	2.375%	6/1/30	200	209
					129,933
Utilities (2.4%)
	AEP Texas Inc.	2.400%	10/1/22	75	77
	AEP Texas Inc.	3.950%	6/1/28	100	117
	AEP Texas Inc.	2.100%	7/1/30	200	209
	AEP Texas Inc.	3.800%	10/1/47	50	59
	AEP Texas Inc.	3.450%	1/15/50	50	57
	AEP Transmission Co. LLC	4.000%	12/1/46	75	94
	AEP Transmission Co. LLC	3.750%	12/1/47	100	121
	AEP Transmission Co. LLC	3.800%	6/15/49	70	85
	AEP Transmission Co. LLC	3.150%	9/15/49	70	77
[5]	AES Corp.	1.375%	1/15/26	300	302
[5]	AES Corp.	2.450%	1/15/31	300	304
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Alabama Power Co.	1.450%	9/15/30	500	503
Alabama Power Co.	6.125%	5/15/38	50	75
Alabama Power Co.	3.850%	12/1/42	25	31
Alabama Power Co.	4.150%	8/15/44	75	95
Alabama Power Co.	3.750%	3/1/45	150	180
Alabama Power Co.	4.300%	1/2/46	250	329
Alabama Power Co.	3.700%	12/1/47	100	122
Alabama Power Co.	4.300%	7/15/48	100	133
Alabama Power Co.	3.450%	10/1/49	550	649
Ameren Corp.	2.500%	9/15/24	100	106
Ameren Corp.	3.650%	2/15/26	80	90
Ameren Corp.	3.500%	1/15/31	100	115
Ameren Illinois Co.	2.700%	9/1/22	250	258
Ameren Illinois Co.	3.800%	5/15/28	75	87
Ameren Illinois Co.	3.700%	12/1/47	150	183
Ameren Illinois Co.	3.250%	3/15/50	60	69
American Electric Power Co. Inc.	3.650%	12/1/21	100	103
American Electric Power Co. Inc.	2.950%	12/15/22	25	26
American Electric Power Co. Inc.	3.200%	11/13/27	75	84
American Electric Power Co. Inc.	4.300%	12/1/28	150	178
American Water Capital Corp.	3.400%	3/1/25	125	138
American Water Capital Corp.	2.950%	9/1/27	325	358
American Water Capital Corp.	3.450%	6/1/29	125	143
American Water Capital Corp.	2.800%	5/1/30	100	110
American Water Capital Corp.	6.593%	10/15/37	150	232
American Water Capital Corp.	4.300%	9/1/45	100	129
American Water Capital Corp.	3.750%	9/1/47	200	244
American Water Capital Corp.	4.200%	9/1/48	100	130
American Water Capital Corp.	4.150%	6/1/49	125	164
American Water Capital Corp.	3.450%	5/1/50	100	119
Appalachian Power Co.	3.300%	6/1/27	500	558
Appalachian Power Co.	4.500%	3/1/49	425	561
Appalachian Power Co.	3.700%	5/1/50	100	120
Arizona Public Service Co.	3.150%	5/15/25	100	110
Arizona Public Service Co.	2.950%	9/15/27	50	55
Arizona Public Service Co.	4.500%	4/1/42	25	32
Arizona Public Service Co.	4.350%	11/15/45	125	160
Arizona Public Service Co.	3.750%	5/15/46	125	153
Arizona Public Service Co.	4.250%	3/1/49	100	130
Arizona Public Service Co.	3.500%	12/1/49	60	70
Atmos Energy Corp.	3.000%	6/15/27	100	111
Atmos Energy Corp.	2.625%	9/15/29	50	55
Atmos Energy Corp.	5.500%	6/15/41	200	287
Atmos Energy Corp.	4.150%	1/15/43	100	125
Atmos Energy Corp.	4.125%	10/15/44	50	63
Atmos Energy Corp.	3.375%	9/15/49	400	464
Avangrid Inc.	3.150%	12/1/24	230	251
Avangrid Inc.	3.800%	6/1/29	195	224
Avista Corp.	4.350%	6/1/48	75	95
Baltimore Gas and Electric Co.	2.400%	8/15/26	50	54
Baltimore Gas and Electric Co.	3.500%	8/15/46	100	115
Baltimore Gas and Electric Co.	3.750%	8/15/47	250	306
Baltimore Gas and Electric Co.	4.250%	9/15/48	50	65

73

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Baltimore Gas and Electric Co.	3.200%	9/15/49	80	89
	Baltimore Gas and Electric Co.	2.900%	6/15/50	100	108
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	125	131
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	108
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	110
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	125	142
[5]	Berkshire Hathaway Energy Co.	3.700%	7/15/30	700	826
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	100	147
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	325
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	206
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	150	189
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	50	60
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	200	266
[5]	Berkshire Hathaway Energy Co.	4.250%	10/15/50	200	256
	Black Hills Corp.	4.250%	11/30/23	100	110
	Black Hills Corp.	3.950%	1/15/26	75	84
	Black Hills Corp.	3.150%	1/15/27	75	81
	Black Hills Corp.	3.050%	10/15/29	70	76
	Black Hills Corp.	4.350%	5/1/33	75	91
	Black Hills Corp.	4.200%	9/15/46	50	61
	Black Hills Corp.	3.875%	10/15/49	70	82
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	324
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	50	74
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	75	96
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	150	199
	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	100	109
	CenterPoint Energy Inc.	2.500%	9/1/22	100	103
	CenterPoint Energy Inc.	3.850%	2/1/24	325	355
	CenterPoint Energy Inc.	2.500%	9/1/24	100	106
	CenterPoint Energy Inc.	4.250%	11/1/28	75	89
	CenterPoint Energy Inc.	2.950%	3/1/30	80	87
	CenterPoint Energy Inc.	3.700%	9/1/49	50	58
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	50	53
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	100	117
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	348
	CenterPoint Energy Resources Corp.	4.100%	9/1/47	50	61
	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	110
	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	146
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	259
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	75	91
	CMS Energy Corp.	3.000%	5/15/26	75	83
	CMS Energy Corp.	3.450%	8/15/27	50	56
	CMS Energy Corp.	4.875%	3/1/44	75	99
	CMS Energy Corp.	4.750%	6/1/50	100	113
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Commonwealth Edison Co.	2.950%	8/15/27	75	83
Commonwealth Edison Co.	2.200%	3/1/30	50	54
Commonwealth Edison Co.	5.900%	3/15/36	150	216
Commonwealth Edison Co.	6.450%	1/15/38	175	268
Commonwealth Edison Co.	4.600%	8/15/43	75	99
Commonwealth Edison Co.	4.700%	1/15/44	175	234
Commonwealth Edison Co.	3.700%	3/1/45	75	88
Commonwealth Edison Co.	3.650%	6/15/46	175	207
Commonwealth Edison Co.	3.750%	8/15/47	100	120
Commonwealth Edison Co.	4.000%	3/1/48	150	189
Commonwealth Edison Co.	4.000%	3/1/49	125	159
Commonwealth Edison Co.	3.000%	3/1/50	200	218
Connecticut Light and Power Co.	2.500%	1/15/23	125	130
Connecticut Light and Power Co.	0.750%	12/1/25	500	502
Connecticut Light and Power Co.	3.200%	3/15/27	50	56
Connecticut Light and Power Co.	4.300%	4/15/44	150	195
Connecticut Light and Power Co.	4.000%	4/1/48	160	207
Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	600	687
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	200	263
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	275	381
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	75	107
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	125	147
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	200	250
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	375	484
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	145	168
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	75	88
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	400	493
Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	250	305
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	75	92
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	120	157
Consolidated Edison Co. of New York Inc.	3.000%	12/1/60	500	509
Consumers Energy Co.	3.375%	8/15/23	275	295
Consumers Energy Co.	3.800%	11/15/28	75	88
Consumers Energy Co.	3.950%	5/15/43	75	94
Consumers Energy Co.	3.250%	8/15/46	50	57
Consumers Energy Co.	3.950%	7/15/47	50	64
Consumers Energy Co.	4.050%	5/15/48	125	164
Consumers Energy Co.	4.350%	4/15/49	80	110
Consumers Energy Co.	3.100%	8/15/50	80	92
Consumers Energy Co.	3.500%	8/1/51	400	493
Consumers Energy Co.	2.500%	5/1/60	100	100

74

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Delmarva Power & Light Co.	3.500%	11/15/23	25	27
Delmarva Power & Light Co.	4.150%	5/15/45	100	124
Dominion Energy Inc.	3.071%	8/15/24	75	81
Dominion Energy Inc.	3.900%	10/1/25	125	143
Dominion Energy Inc.	2.850%	8/15/26	125	138
Dominion Energy Inc.	4.250%	6/1/28	125	149
Dominion Energy Inc.	3.375%	4/1/30	125	142
Dominion Energy Inc.	6.300%	3/15/33	75	106
Dominion Energy Inc.	5.950%	6/15/35	225	314
Dominion Energy Inc.	4.900%	8/1/41	280	365
Dominion Energy Inc.	4.050%	9/15/42	300	359
Dominion Energy Inc.	4.600%	3/15/49	200	266
Dominion Energy Inc.	5.750%	10/1/54	100	111
Dominion Energy South Carolina Inc.	6.625%	2/1/32	50	72
Dominion Energy South Carolina Inc.	6.050%	1/15/38	125	185
Dominion Energy South Carolina Inc.	5.450%	2/1/41	75	107
Dominion Energy South Carolina Inc.	4.600%	6/15/43	75	100
DTE Electric Co.	3.650%	3/15/24	250	272
DTE Electric Co.	3.375%	3/1/25	150	166
DTE Electric Co.	2.250%	3/1/30	200	214
DTE Electric Co.	2.625%	3/1/31	100	110
DTE Electric Co.	4.000%	4/1/43	225	279
DTE Electric Co.	3.700%	6/1/46	50	61
DTE Electric Co.	3.750%	8/15/47	100	124
DTE Electric Co.	3.950%	3/1/49	128	166
DTE Electric Co.	2.950%	3/1/50	150	168
DTE Energy Co.	2.600%	6/15/22	50	52
DTE Energy Co.	2.250%	11/1/22	400	413
DTE Energy Co.	3.700%	8/1/23	125	135
DTE Energy Co.	2.529%	10/1/24	100	107
DTE Energy Co.	1.050%	6/1/25	500	505
DTE Energy Co.	2.850%	10/1/26	300	329
DTE Energy Co.	3.800%	3/15/27	175	201
DTE Energy Co.	3.400%	6/15/29	100	113
DTE Energy Co.	2.950%	3/1/30	60	66
DTE Energy Co.	6.375%	4/15/33	75	107
Duke Energy Carolinas LLC	2.500%	3/15/23	100	104
Duke Energy Carolinas LLC	3.050%	3/15/23	100	106
Duke Energy Carolinas LLC	2.950%	12/1/26	100	112
Duke Energy Carolinas LLC	3.950%	11/15/28	125	148
Duke Energy Carolinas LLC	6.000%	12/1/28	125	162
Duke Energy Carolinas LLC	2.450%	8/15/29	200	215
Duke Energy Carolinas LLC	2.450%	2/1/30	100	108
Duke Energy Carolinas LLC	6.100%	6/1/37	100	147
Duke Energy Carolinas LLC	6.000%	1/15/38	25	37
Duke Energy Carolinas LLC	6.050%	4/15/38	25	38
Duke Energy Carolinas LLC	5.300%	2/15/40	150	213
Duke Energy Carolinas LLC	4.000%	9/30/42	175	216
Duke Energy Carolinas LLC	3.875%	3/15/46	100	123
Duke Energy Carolinas LLC	3.700%	12/1/47	100	121
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Carolinas LLC	3.950%	3/15/48	300	373
	Duke Energy Carolinas LLC	3.200%	8/15/49	400	455
	Duke Energy Corp.	2.400%	8/15/22	200	206
	Duke Energy Corp.	3.050%	8/15/22	275	285
	Duke Energy Corp.	3.750%	4/15/24	325	358
	Duke Energy Corp.	2.650%	9/1/26	80	87
	Duke Energy Corp.	3.150%	8/15/27	300	334
	Duke Energy Corp.	2.450%	6/1/30	100	106
	Duke Energy Corp.	4.800%	12/15/45	125	165
	Duke Energy Corp.	3.750%	9/1/46	405	471
	Duke Energy Corp.	4.200%	6/15/49	400	508
	Duke Energy Florida LLC	3.800%	7/15/28	100	117
	Duke Energy Florida LLC	2.500%	12/1/29	425	462
	Duke Energy Florida LLC	1.750%	6/15/30	100	102
	Duke Energy Florida LLC	6.350%	9/15/37	225	342
	Duke Energy Florida LLC	6.400%	6/15/38	200	309
	Duke Energy Florida LLC	3.850%	11/15/42	200	237
	Duke Energy Florida LLC	3.400%	10/1/46	100	114
	Duke Energy Florida LLC	4.200%	7/15/48	200	259
[2]	Duke Energy Florida Project Finance LLC	1.731%	9/1/24	36	36
[2]	Duke Energy Florida Project Finance LLC	2.538%	9/1/31	100	108
	Duke Energy Indiana LLC	6.350%	8/15/38	740	1,133
	Duke Energy Indiana LLC	3.750%	5/15/46	225	269
	Duke Energy Ohio Inc.	2.125%	6/1/30	100	105
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	29
	Duke Energy Progress LLC	2.800%	5/15/22	100	103
	Duke Energy Progress LLC	3.375%	9/1/23	25	27
	Duke Energy Progress LLC	3.700%	9/1/28	175	203
	Duke Energy Progress LLC	3.450%	3/15/29	125	143
	Duke Energy Progress LLC	4.375%	3/30/44	300	385
	Duke Energy Progress LLC	4.150%	12/1/44	100	127
	Duke Energy Progress LLC	3.700%	10/15/46	50	60
	Duke Energy Progress LLC	3.600%	9/15/47	100	120
	Eastern Energy Gas Holdings LLC	2.500%	11/15/24	100	107
	Eastern Energy Gas Holdings LLC	3.600%	12/15/24	200	221
	Eastern Energy Gas Holdings LLC	3.000%	11/15/29	100	110
	Eastern Energy Gas Holdings LLC	4.600%	12/15/44	200	253
	Edison International	2.400%	9/15/22	125	128
	Edison International	3.125%	11/15/22	80	83
	Edison International	2.950%	3/15/23	200	208
	Edison International	5.750%	6/15/27	25	30
	El Paso Electric Co.	6.000%	5/15/35	50	69
	El Paso Electric Co.	5.000%	12/1/44	75	88
	Emera U.S. Finance LP	3.550%	6/15/26	150	168
	Emera U.S. Finance LP	4.750%	6/15/46	245	311
	Enel Chile SA	4.875%	6/12/28	125	148
	Entergy Arkansas LLC	3.500%	4/1/26	50	56
	Entergy Arkansas LLC	2.650%	6/15/51	500	512
	Entergy Corp.	4.000%	7/15/22	150	157
	Entergy Corp.	2.950%	9/1/26	200	220
	Entergy Corp.	2.800%	6/15/30	100	108
	Entergy Corp.	3.750%	6/15/50	300	347
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	223	263
	Entergy Louisiana LLC	5.400%	11/1/24	382	448

75

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Entergy Louisiana LLC	2.400%	10/1/26	75	81
Entergy Louisiana LLC	3.120%	9/1/27	100	111
Entergy Louisiana LLC	3.050%	6/1/31	100	113
Entergy Louisiana LLC	4.000%	3/15/33	150	186
Entergy Louisiana LLC	4.950%	1/15/45	150	165
Entergy Louisiana LLC	4.200%	9/1/48	200	261
Entergy Louisiana LLC	4.200%	4/1/50	100	130
Entergy Louisiana LLC	2.900%	3/15/51	100	106
Entergy Mississippi LLC	2.850%	6/1/28	125	137
Entergy Texas Inc.	1.750%	3/15/31	500	500
Essential Utilities Inc.	3.566%	5/1/29	75	85
Essential Utilities Inc.	2.704%	4/15/30	100	108
Essential Utilities Inc.	4.276%	5/1/49	85	107
Essential Utilities Inc.	3.351%	4/15/50	200	223
Evergy Inc.	2.450%	9/15/24	50	53
Evergy Inc.	2.900%	9/15/29	150	163
Evergy Kansas Central Inc.	2.550%	7/1/26	150	163
Evergy Kansas Central Inc.	3.100%	4/1/27	100	110
Evergy Kansas Central Inc.	4.125%	3/1/42	200	245
Evergy Kansas Central Inc.	4.100%	4/1/43	100	124
Evergy Kansas Central Inc.	4.250%	12/1/45	25	33
Evergy Metro Inc.	3.150%	3/15/23	75	79
Evergy Metro Inc.	2.250%	6/1/30	100	106
Evergy Metro Inc.	5.300%	10/1/41	100	137
Evergy Metro Inc.	4.200%	6/15/47	100	128
Eversource Energy	2.750%	3/15/22	75	77
Eversource Energy	3.800%	12/1/23	75	82
Eversource Energy	2.900%	10/1/24	50	54
Eversource Energy	3.150%	1/15/25	168	183
Eversource Energy	3.300%	1/15/28	100	112
Eversource Energy	4.250%	4/1/29	200	239
Eversource Energy	3.450%	1/15/50	400	457
Exelon Corp.	3.497%	6/1/22	200	208
Exelon Corp.	3.950%	6/15/25	200	226
Exelon Corp.	3.400%	4/15/26	200	225
Exelon Corp.	4.050%	4/15/30	250	295
Exelon Corp.	4.950%	6/15/35	225	283
Exelon Corp.	5.625%	6/15/35	20	27
Exelon Corp.	5.100%	6/15/45	145	197
Exelon Corp.	4.450%	4/15/46	175	223
Exelon Generation Co. LLC	6.250%	10/1/39	360	433
Exelon Generation Co. LLC	5.750%	10/1/41	75	85
Exelon Generation Co. LLC	5.600%	6/15/42	155	176
Florida Power & Light Co.	3.250%	6/1/24	25	27
Florida Power & Light Co.	2.850%	4/1/25	300	327
Florida Power & Light Co.	5.625%	4/1/34	25	36
Florida Power & Light Co.	5.960%	4/1/39	375	569
Florida Power & Light Co.	4.125%	2/1/42	170	216
Florida Power & Light Co.	4.050%	6/1/42	125	159
Florida Power & Light Co.	3.800%	12/15/42	75	93
Florida Power & Light Co.	3.700%	12/1/47	150	187
Florida Power & Light Co.	3.950%	3/1/48	325	421
Florida Power & Light Co.	4.125%	6/1/48	100	131
Florida Power & Light Co.	3.990%	3/1/49	100	131
Florida Power & Light Co.	3.150%	10/1/49	555	637
Fortis Inc.	3.055%	10/4/26	295	324
Georgia Power Co.	2.100%	7/30/23	75	78
Georgia Power Co.	2.200%	9/15/24	225	237
Georgia Power Co.	3.250%	4/1/26	100	111
Georgia Power Co.	4.750%	9/1/40	175	228
Georgia Power Co.	4.300%	3/15/43	100	127
Gulf Power Co.	3.300%	5/30/27	50	56
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Iberdrola International BV	6.750%	7/15/36	75	115
	Indiana Michigan Power Co.	3.850%	5/15/28	250	290
	Indiana Michigan Power Co.	3.750%	7/1/47	150	175
	Indiana Michigan Power Co.	4.250%	8/15/48	100	127
	Interstate Power and Light Co.	3.250%	12/1/24	202	221
	Interstate Power and Light Co.	4.100%	9/26/28	125	149
	Interstate Power and Light Co.	3.600%	4/1/29	60	69
	Interstate Power and Light Co.	2.300%	6/1/30	100	105
	Interstate Power and Light Co.	6.250%	7/15/39	50	73
	Interstate Power and Light Co.	3.700%	9/15/46	75	86
	ITC Holdings Corp.	2.700%	11/15/22	100	104
	ITC Holdings Corp.	3.650%	6/15/24	75	82
	ITC Holdings Corp.	3.350%	11/15/27	100	113
	ITC Holdings Corp.	5.300%	7/1/43	200	266
[2]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	65	82
	Kentucky Utilities Co.	5.125%	11/1/40	125	173
	Kentucky Utilities Co.	4.375%	10/1/45	100	130
	Kentucky Utilities Co.	3.300%	6/1/50	200	227
	Louisville Gas and Electric Co.	3.300%	10/1/25	75	83
	Louisville Gas and Electric Co.	4.250%	4/1/49	170	220
	MidAmerican Energy Co.	3.500%	10/15/24	179	197
	MidAmerican Energy Co.	3.100%	5/1/27	150	168
	MidAmerican Energy Co.	3.650%	4/15/29	200	237
	MidAmerican Energy Co.	6.750%	12/30/31	125	187
	MidAmerican Energy Co.	5.750%	11/1/35	125	182
	MidAmerican Energy Co.	4.800%	9/15/43	100	136
	MidAmerican Energy Co.	3.950%	8/1/47	100	125
	MidAmerican Energy Co.	4.250%	7/15/49	200	268
	Mississippi Power Co.	4.250%	3/15/42	100	122
	National Fuel Gas Co.	3.750%	3/1/23	275	288
	National Fuel Gas Co.	5.500%	1/15/26	50	58
	National Fuel Gas Co.	4.750%	9/1/28	50	54
	National Grid USA	5.803%	4/1/35	50	67
	National Rural Utilities Cooperative Finance Corp.	1.750%	1/21/22	50	51
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	300	314
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	775	829
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	150	172
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	100	117
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	100	117
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	100	108
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	204	252
	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	25	26

76

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	75	83
National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	400	533
National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	100	131
Nevada Power Co.	3.700%	5/1/29	200	233
Nevada Power Co.	2.400%	5/1/30	75	80
Nevada Power Co.	6.750%	7/1/37	75	113
Nevada Power Co.	3.125%	8/1/50	150	166
NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	350	361
NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	105	110
NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	100	108
NextEra Energy Capital Holdings Inc.	2.750%	5/1/25	700	757
NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	50	56
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	250	284
NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	100	114
NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	100	108
NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	500	524
NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	125	136
NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	100	118
NiSource Inc.	0.950%	8/15/25	500	503
NiSource Inc.	3.490%	5/15/27	250	283
NiSource Inc.	2.950%	9/1/29	200	218
NiSource Inc.	3.600%	5/1/30	200	230
NiSource Inc.	1.700%	2/15/31	500	497
NiSource Inc.	5.950%	6/15/41	77	110
NiSource Inc.	4.800%	2/15/44	125	163
NiSource Inc.	5.650%	2/1/45	100	144
NiSource Inc.	4.375%	5/15/47	250	317
NiSource Inc.	3.950%	3/30/48	200	245
Northern States Power Co.	6.250%	6/1/36	75	112
Northern States Power Co.	6.200%	7/1/37	50	76
Northern States Power Co.	5.350%	11/1/39	175	253
Northern States Power Co.	3.400%	8/15/42	105	121
Northern States Power Co.	4.000%	8/15/45	50	65
Northern States Power Co.	2.900%	3/1/50	250	282
Northern States Power Co.	2.600%	6/1/51	100	105
NSTAR Electric Co.	2.375%	10/15/22	125	129
NSTAR Electric Co.	3.200%	5/15/27	125	141
NSTAR Electric Co.	3.250%	5/15/29	50	57
NSTAR Electric Co.	5.500%	3/15/40	75	107
Oglethorpe Power Corp.	5.950%	11/1/39	50	66
Oglethorpe Power Corp.	5.375%	11/1/40	175	216
Ohio Edison Co.	6.875%	7/15/36	100	136
Ohio Power Co.	4.150%	4/1/48	100	128
Ohio Power Co.	4.000%	6/1/49	240	301
Oklahoma Gas and Electric Co.	3.800%	8/15/28	75	87
Oklahoma Gas and Electric Co.	3.250%	4/1/30	100	113
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Oklahoma Gas and Electric Co.	4.150%	4/1/47	50	62
	Oklahoma Gas and Electric Co.	3.850%	8/15/47	75	88
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	182
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	100	107
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	75	82
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	50	58
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	77
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	207
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	125	178
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	75	100
	Oncor Electric Delivery Co. LLC	5.300%	6/1/42	37	53
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	100	122
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	50	61
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	200	248
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	400	459
[5]	Oncor Electric Delivery Co. LLC	5.350%	10/1/52	63	96
	ONE Gas Inc.	2.000%	5/15/30	100	104
	ONE Gas Inc.	4.658%	2/1/44	125	164
	ONE Gas Inc.	4.500%	11/1/48	75	101
	Pacific Gas and Electric Co.	1.750%	6/16/22	500	501
	Pacific Gas and Electric Co.	3.850%	11/15/23	250	266
	Pacific Gas and Electric Co.	3.450%	7/1/25	200	215
	Pacific Gas and Electric Co.	3.150%	1/1/26	300	320
	Pacific Gas and Electric Co.	3.300%	12/1/27	800	853
	Pacific Gas and Electric Co.	3.750%	7/1/28	300	327
	Pacific Gas and Electric Co.	4.550%	7/1/30	1,100	1,251
	Pacific Gas and Electric Co.	4.500%	7/1/40	500	557
	Pacific Gas and Electric Co.	4.750%	2/15/44	500	561
	Pacific Gas and Electric Co.	4.300%	3/15/45	200	213
	Pacific Gas and Electric Co.	4.950%	7/1/50	800	953
	Pacific Gas and Electric Co.	3.500%	8/1/50	500	496
	PacifiCorp	2.950%	2/1/22	100	102
	PacifiCorp	3.600%	4/1/24	125	136
	PacifiCorp	3.500%	6/15/29	100	115
	PacifiCorp	2.700%	9/15/30	50	55
	PacifiCorp	7.700%	11/15/31	450	694
	PacifiCorp	5.250%	6/15/35	640	887
	PacifiCorp	6.100%	8/1/36	100	144
	PacifiCorp	6.250%	10/15/37	125	186
	PacifiCorp	6.350%	7/15/38	75	113
	PacifiCorp	4.100%	2/1/42	200	244
	PacifiCorp	4.125%	1/15/49	100	127
	PacifiCorp	4.150%	2/15/50	200	259
	PacifiCorp	3.300%	3/15/51	100	115

77

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
PECO Energy Co.	2.375%	9/15/22	300	308
PECO Energy Co.	3.900%	3/1/48	75	95
PECO Energy Co.	2.800%	6/15/50	200	210
Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	110	126
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	64
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	75	86
Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	100	112
Pinnacle West Capital Corp.	1.300%	6/15/25	200	203
Potomac Electric Power Co.	6.500%	11/15/37	250	379
Potomac Electric Power Co.	4.150%	3/15/43	150	188
PPL Capital Funding Inc.	4.200%	6/15/22	25	26
PPL Capital Funding Inc.	3.500%	12/1/22	115	121
PPL Capital Funding Inc.	3.400%	6/1/23	100	106
PPL Capital Funding Inc.	3.950%	3/15/24	50	55
PPL Capital Funding Inc.	3.100%	5/15/26	100	110
PPL Capital Funding Inc.	4.700%	6/1/43	75	93
PPL Capital Funding Inc.	5.000%	3/15/44	200	257
PPL Capital Funding Inc.	4.000%	9/15/47	75	88
PPL Electric Utilities Corp.	6.250%	5/15/39	100	150
PPL Electric Utilities Corp.	4.125%	6/15/44	50	62
PPL Electric Utilities Corp.	4.150%	10/1/45	155	193
PPL Electric Utilities Corp.	3.950%	6/1/47	75	93
Progress Energy Inc.	3.150%	4/1/22	40	41
Progress Energy Inc.	7.000%	10/30/31	119	168
Progress Energy Inc.	6.000%	12/1/39	125	176
PSEG Power LLC	3.850%	6/1/23	125	134
PSEG Power LLC	8.625%	4/15/31	96	145
Public Service Co. of Colorado	3.700%	6/15/28	75	87
Public Service Co. of Colorado	1.900%	1/15/31	100	104
Public Service Co. of Colorado	3.600%	9/15/42	175	210
Public Service Co. of Colorado	4.100%	6/15/48	75	97
Public Service Co. of Colorado	2.700%	1/15/51	100	107
Public Service Co. of New Hampshire	3.500%	11/1/23	50	54
Public Service Co. of New Hampshire	3.600%	7/1/49	75	90
Public Service Electric and Gas Co.	3.000%	5/15/25	80	87
Public Service Electric and Gas Co.	2.250%	9/15/26	250	270
Public Service Electric and Gas Co.	3.000%	5/15/27	75	83
Public Service Electric and Gas Co.	3.200%	5/15/29	70	80
Public Service Electric and Gas Co.	2.450%	1/15/30	50	54
Public Service Electric and Gas Co.	3.800%	3/1/46	250	305
Public Service Electric and Gas Co.	3.850%	5/1/49	200	254
Public Service Electric and Gas Co.	3.150%	1/1/50	200	229
Public Service Electric and Gas Co.	2.050%	8/1/50	500	467
Public Service Enterprise Group Inc.	2.650%	11/15/22	100	104
Public Service Enterprise Group Inc.	1.600%	8/15/30	500	492
Puget Energy Inc.	5.625%	7/15/22	200	212
Puget Energy Inc.	3.650%	5/15/25	400	436
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Puget Energy Inc.	4.100%	6/15/30	100	113
	Puget Sound Energy Inc.	6.274%	3/15/37	125	180
	Puget Sound Energy Inc.	5.757%	10/1/39	125	178
	Puget Sound Energy Inc.	4.300%	5/20/45	100	126
	Puget Sound Energy Inc.	4.223%	6/15/48	125	160
	Puget Sound Energy Inc.	3.250%	9/15/49	90	99
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	271
	San Diego Gas & Electric Co.	1.700%	10/1/30	500	503
	San Diego Gas & Electric Co.	4.500%	8/15/40	100	127
	San Diego Gas & Electric Co.	3.750%	6/1/47	75	88
	San Diego Gas & Electric Co.	4.150%	5/15/48	75	94
	San Diego Gas & Electric Co.	3.320%	4/15/50	100	113
	Sempra Energy	2.875%	10/1/22	100	103
	Sempra Energy	2.900%	2/1/23	100	105
	Sempra Energy	4.050%	12/1/23	100	109
	Sempra Energy	3.750%	11/15/25	424	479
	Sempra Energy	3.250%	6/15/27	150	168
	Sempra Energy	3.400%	2/1/28	200	228
	Sempra Energy	3.800%	2/1/38	200	230
	Sempra Energy	6.000%	10/15/39	150	215
	Sempra Energy	4.000%	2/1/48	175	207
	Sierra Pacific Power Co.	2.600%	5/1/26	100	108
[2]	Southern California Edison Co.	1.845%	2/1/22	22	21
	Southern California Edison Co.	2.400%	2/1/22	75	76
	Southern California Edison Co.	3.400%	6/1/23	75	79
	Southern California Edison Co.	3.500%	10/1/23	175	188
	Southern California Edison Co.	3.700%	8/1/25	150	169
	Southern California Edison Co.	3.650%	3/1/28	100	112
	Southern California Edison Co.	4.200%	3/1/29	75	87
	Southern California Edison Co.	6.650%	4/1/29	75	94
	Southern California Edison Co.	2.850%	8/1/29	275	299
	Southern California Edison Co.	2.250%	6/1/30	300	311
	Southern California Edison Co.	5.750%	4/1/35	75	102
	Southern California Edison Co.	5.350%	7/15/35	200	270
	Southern California Edison Co.	5.625%	2/1/36	125	160
	Southern California Edison Co.	5.500%	3/15/40	100	133
	Southern California Edison Co.	4.500%	9/1/40	275	331
	Southern California Edison Co.	4.050%	3/15/42	208	237
	Southern California Edison Co.	3.900%	3/15/43	100	113
	Southern California Edison Co.	4.000%	4/1/47	335	393
	Southern California Edison Co.	4.125%	3/1/48	350	418
	Southern California Edison Co.	4.875%	3/1/49	100	132
	Southern California Edison Co.	3.650%	2/1/50	500	566
	Southern California Gas Co.	2.600%	6/15/26	200	217

78

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Southern California Gas Co.	2.550%	2/1/30	150	162
Southern California Gas Co.	3.750%	9/15/42	75	89
Southern California Gas Co.	4.125%	6/1/48	75	96
Southern California Gas Co.	3.950%	2/15/50	70	87
Southern Co.	3.250%	7/1/26	350	391
Southern Co.	4.250%	7/1/36	200	246
Southern Co.	4.400%	7/1/46	360	450
Southern Co.	4.000%	1/15/51	300	316
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	84
Southern Co. Gas Capital Corp.	1.750%	1/15/31	500	503
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	109
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	62
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	117
Southern Co. Gas Capital Corp.	4.400%	5/30/47	100	126
Southern Power Co.	2.500%	12/15/21	350	357
Southern Power Co.	4.150%	12/1/25	100	115
Southern Power Co.	5.150%	9/15/41	100	123
Southern Power Co.	5.250%	7/15/43	50	61
Southern Power Co.	4.950%	12/15/46	75	90
Southwest Gas Corp.	3.700%	4/1/28	50	57
Southwest Gas Corp.	3.800%	9/29/46	75	86
Southwest Gas Corp.	4.150%	6/1/49	25	30
Southwestern Electric Power Co.	2.750%	10/1/26	100	108
Southwestern Electric Power Co.	4.100%	9/15/28	100	117
Southwestern Electric Power Co.	6.200%	3/15/40	75	109
Southwestern Electric Power Co.	3.900%	4/1/45	200	232
Southwestern Electric Power Co.	3.850%	2/1/48	325	380
Southwestern Public Service Co.	3.300%	6/15/24	165	178
Southwestern Public Service Co.	4.500%	8/15/41	100	129
Southwestern Public Service Co.	3.400%	8/15/46	275	310
Southwestern Public Service Co.	3.700%	8/15/47	75	89
Southwestern Public Service Co.	4.400%	11/15/48	275	356
Southwestern Public Service Co.	3.750%	6/15/49	75	91
Southwestern Public Service Co.	3.150%	5/1/50	100	112
Tampa Electric Co.	4.100%	6/15/42	50	61
Tampa Electric Co.	4.350%	5/15/44	50	63
Tampa Electric Co.	4.300%	6/15/48	75	97
Tampa Electric Co.	4.450%	6/15/49	125	163
Tampa Electric Co.	3.625%	6/15/50	50	60
Toledo Edison Co.	6.150%	5/15/37	75	102
Tucson Electric Power Co.	3.050%	3/15/25	50	54
Union Electric Co.	3.500%	4/15/24	250	271
Union Electric Co.	2.950%	3/15/30	500	560
Union Electric Co.	8.450%	3/15/39	150	257
Union Electric Co.	3.650%	4/15/45	125	148
Union Electric Co.	4.000%	4/1/48	275	345
Union Electric Co.	3.250%	10/1/49	100	113
Veolia Environnement SA	6.750%	6/1/38	39	55
Virginia Electric and Power Co.	3.450%	2/15/24	50	54
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Virginia Electric and Power Co.	2.950%	11/15/26	75	83
Virginia Electric and Power Co.	3.500%	3/15/27	250	282
Virginia Electric and Power Co.	3.800%	4/1/28	150	175
Virginia Electric and Power Co.	2.875%	7/15/29	275	307
Virginia Electric and Power Co.	6.000%	1/15/36	125	181
Virginia Electric and Power Co.	6.000%	5/15/37	150	219
Virginia Electric and Power Co.	6.350%	11/30/37	50	75
Virginia Electric and Power Co.	4.000%	1/15/43	400	499
Virginia Electric and Power Co.	4.450%	2/15/44	475	618
Virginia Electric and Power Co.	4.200%	5/15/45	75	96
Virginia Electric and Power Co.	4.000%	11/15/46	100	128
Virginia Electric and Power Co.	3.800%	9/15/47	100	124
Virginia Electric and Power Co.	4.600%	12/1/48	175	242
Virginia Electric and Power Co.	3.300%	12/1/49	210	244
Washington Gas Light Co.	3.796%	9/15/46	100	119
Washington Gas Light Co.	3.650%	9/15/49	30	36
WEC Energy Group Inc.	0.550%	9/15/23	500	502
WEC Energy Group Inc.	3.550%	6/15/25	168	187
WEC Energy Group Inc.	1.375%	10/15/27	500	508
Wisconsin Electric Power Co.	2.050%	12/15/24	100	106
Wisconsin Electric Power Co.	4.300%	10/15/48	100	134
Wisconsin Power and Light Co.	6.375%	8/15/37	100	147
Wisconsin Power and Light Co.	3.650%	4/1/50	50	59
Xcel Energy Inc.	3.300%	6/1/25	325	353
Xcel Energy Inc.	3.350%	12/1/26	75	84
Xcel Energy Inc.	4.000%	6/15/28	75	89
Xcel Energy Inc.	2.600%	12/1/29	200	217
Xcel Energy Inc.	3.400%	6/1/30	250	287
Xcel Energy Inc.	3.500%	12/1/49	100	116
				117,112
Total Corporate Bonds (Cost $1,291,562)				1,451,508
Sovereign Bonds (3.9%)
African Development Bank	0.500%	4/22/22	500	502
African Development Bank	1.625%	9/16/22	400	410
African Development Bank	2.125%	11/16/22	700	725
African Development Bank	3.000%	9/20/23	275	295
Asian Development Bank	2.000%	2/16/22	980	1,000
Asian Development Bank	1.875%	2/18/22	600	611
Asian Development Bank	0.625%	4/7/22	1,100	1,106
Asian Development Bank	1.875%	7/19/22	600	616
Asian Development Bank	1.750%	9/13/22	1,100	1,129
Asian Development Bank	1.625%	1/24/23	200	206
Asian Development Bank	2.750%	3/17/23	1,000	1,056
Asian Development Bank	0.250%	7/14/23	1,300	1,301
Asian Development Bank	0.250%	10/6/23	600	600
Asian Development Bank	2.625%	1/30/24	1,000	1,072
Asian Development Bank	1.500%	10/18/24	500	522
Asian Development Bank	2.000%	1/22/25	300	320

79

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asian Development Bank	0.625%	4/29/25	700	706
Asian Development Bank	0.375%	9/3/25	1,000	997
Asian Development Bank	2.000%	4/24/26	100	108
Asian Development Bank	2.625%	1/12/27	200	223
Asian Development Bank	2.375%	8/10/27	275	304
Asian Development Bank	6.220%	8/15/27	100	132
Asian Development Bank	2.500%	11/2/27	673	750
Asian Development Bank	5.820%	6/16/28	148	199
Asian Development Bank	3.125%	9/26/28	130	152
Asian Development Bank	1.750%	9/19/29	200	213
Asian Development Bank	1.875%	1/24/30	200	215
Asian Development Bank	0.750%	10/8/30	500	487
Asian Infrastructure Investment Bank	0.250%	9/29/23	500	500
Asian Infrastructure Investment Bank	2.250%	5/16/24	500	532
Asian Infrastructure Investment Bank	0.500%	5/28/25	400	400
Canada	2.625%	1/25/22	250	256
Canada	2.000%	11/15/22	570	589
Canada	1.625%	1/22/25	550	575
Corp. Andina de Fomento	3.250%	2/11/22	45	46
Corp. Andina de Fomento	2.750%	1/6/23	125	130
Corp. Andina de Fomento	2.375%	5/12/23	100	103
Corp. Andina de Fomento	3.750%	11/23/23	925	999
Council of Europe Development Bank	1.750%	9/26/22	150	154
Council of Europe Development Bank	2.625%	2/13/23	425	447
Council of Europe Development Bank	0.250%	6/10/23	100	100
Council of Europe Development Bank	0.250%	10/20/23	500	500
Council of Europe Development Bank	1.375%	2/27/25	200	208
European Bank for Reconstruction & Development	1.875%	2/23/22	200	204
European Bank for Reconstruction & Development	2.750%	3/7/23	925	976
European Bank for Reconstruction & Development	0.250%	7/10/23	200	200
European Bank for Reconstruction & Development	1.625%	9/27/24	270	283
European Bank for Reconstruction & Development	1.500%	2/13/25	100	105
European Bank for Reconstruction & Development	0.500%	5/19/25	100	100
European Bank for Reconstruction & Development	0.500%	11/25/25	500	501
European Investment Bank	2.875%	12/15/21	1,150	1,180
European Investment Bank	2.250%	3/15/22	500	512
European Investment Bank	2.625%	5/20/22	200	207
European Investment Bank	2.375%	6/15/22	1,725	1,780
European Investment Bank	1.375%	9/6/22	720	734
European Investment Bank	2.500%	3/15/23	600	630
European Investment Bank	1.375%	5/15/23	600	617
European Investment Bank	2.875%	8/15/23	800	856
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	European Investment Bank	0.250%	9/15/23	1,750	1,752
	European Investment Bank	3.125%	12/14/23	500	542
	European Investment Bank	3.250%	1/29/24	810	884
	European Investment Bank	2.625%	3/15/24	530	570
	European Investment Bank	2.250%	6/24/24	550	587
	European Investment Bank	2.500%	10/15/24	276	299
	European Investment Bank	1.875%	2/10/25	1,050	1,115
	European Investment Bank	1.625%	3/14/25	100	105
	European Investment Bank	0.625%	7/25/25	1,600	1,616
	European Investment Bank	0.375%	12/15/25	2,000	1,993
	European Investment Bank	2.375%	5/24/27	225	249
	European Investment Bank	0.625%	10/21/27	500	497
	European Investment Bank	1.625%	10/9/29	125	132
	European Investment Bank	0.875%	5/17/30	200	198
	European Investment Bank	0.750%	9/23/30	500	489
	European Investment Bank	4.875%	2/15/36	325	479
[6]	Export Development Canada	1.750%	7/18/22	580	593
[6]	Export Development Canada	2.500%	1/24/23	40	42
[6]	Export Development Canada	1.375%	2/24/23	1,000	1,020
[6]	Export Development Canada	2.625%	2/21/24	250	268
	Export-Import Bank of Korea	5.000%	4/11/22	275	291
	Export-Import Bank of Korea	3.000%	11/1/22	400	419
	Export-Import Bank of Korea	3.625%	11/27/23	200	218
	Export-Import Bank of Korea	4.000%	1/14/24	650	714
	Export-Import Bank of Korea	2.625%	5/26/26	200	219
	Export-Import Bank of Korea	1.250%	9/21/30	500	490
	FMS Wertmanagement	2.000%	8/1/22	470	483
	FMS Wertmanagement	2.750%	3/6/23	300	316
	Hydro-Quebec	8.400%	1/15/22	375	405
	Hydro-Quebec	8.050%	7/7/24	325	407
	Inter-American Development Bank	2.125%	1/18/22	700	714
	Inter-American Development Bank	1.750%	4/14/22	800	816
	Inter-American Development Bank	3.000%	9/26/22	500	524
	Inter-American Development Bank	2.500%	1/18/23	1,025	1,073
	Inter-American Development Bank	0.500%	5/24/23	400	403
	Inter-American Development Bank	3.000%	10/4/23	625	672
	Inter-American Development Bank	0.250%	11/15/23	1,000	1,001
	Inter-American Development Bank	2.625%	1/16/24	150	161

80

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Inter-American Development Bank	3.000%	2/21/24	900	976
Inter-American Development Bank	2.125%	1/15/25	1,100	1,177
Inter-American Development Bank	1.750%	3/14/25	200	211
Inter-American Development Bank	0.875%	4/3/25	500	510
Inter-American Development Bank	7.000%	6/15/25	134	171
Inter-American Development Bank	0.625%	7/15/25	1,300	1,312
Inter-American Development Bank	2.000%	6/2/26	750	807
Inter-American Development Bank	2.000%	7/23/26	100	108
Inter-American Development Bank	2.375%	7/7/27	450	496
Inter-American Development Bank	0.625%	9/16/27	800	793
Inter-American Development Bank	3.125%	9/18/28	875	1,025
Inter-American Development Bank	3.875%	10/28/41	200	276
Inter-American Development Bank	3.200%	8/7/42	100	126
International Bank for Reconstruction & Development	2.125%	12/13/21	255	260
International Bank for Reconstruction & Development	2.000%	1/26/22	145	148
International Bank for Reconstruction & Development	1.625%	2/10/22	1,325	1,346
International Bank for Reconstruction & Development	2.125%	7/1/22	1,775	1,826
International Bank for Reconstruction & Development	1.875%	6/19/23	1,100	1,145
International Bank for Reconstruction & Development	3.000%	9/27/23	1,125	1,210
International Bank for Reconstruction & Development	0.250%	11/24/23	700	700
International Bank for Reconstruction & Development	2.500%	3/19/24	1,100	1,178
International Bank for Reconstruction & Development	1.500%	8/28/24	695	725
International Bank for Reconstruction & Development	2.500%	11/25/24	750	813
International Bank for Reconstruction & Development	1.625%	1/15/25	200	210
International Bank for Reconstruction & Development	0.625%	4/22/25	1,500	1,514
International Bank for Reconstruction & Development	0.375%	7/28/25	1,500	1,497
International Bank for Reconstruction & Development	2.500%	7/29/25	1,150	1,258
International Bank for Reconstruction & Development	0.500%	10/28/25	2,000	2,005
International Bank for Reconstruction & Development	3.125%	11/20/25	470	530
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	International Bank for Reconstruction & Development	2.500%	11/22/27	350	391
	International Bank for Reconstruction & Development	0.750%	11/24/27	900	901
	International Bank for Reconstruction & Development	1.750%	10/23/29	200	213
	International Bank for Reconstruction & Development	0.875%	5/14/30	400	396
	International Bank for Reconstruction & Development	0.750%	8/26/30	800	780
	International Bank for Reconstruction & Development	4.750%	2/15/35	250	357
	International Finance Corp.	2.000%	10/24/22	200	207
	International Finance Corp.	2.875%	7/31/23	575	614
	International Finance Corp.	1.375%	10/16/24	200	208
	International Finance Corp.	0.375%	7/16/25	400	399
	International Finance Corp.	2.125%	4/7/26	600	651
[7]	Iraq Government Aid Bond	2.149%	1/18/22	100	102
[7]	Israel Government Aid Bond	5.500%	12/4/23	50	58
[7]	Israel Government Aid Bond	5.500%	4/26/24	475	555
[8]	Japan Bank for International Cooperation	3.125%	7/20/21	275	279
[8]	Japan Bank for International Cooperation	2.500%	6/1/22	450	464
[8]	Japan Bank for International Cooperation	2.375%	7/21/22	250	258
[8]	Japan Bank for International Cooperation	2.375%	11/16/22	540	561
[8]	Japan Bank for International Cooperation	1.750%	1/23/23	500	514
[8]	Japan Bank for International Cooperation	0.625%	5/22/23	200	201
[8]	Japan Bank for International Cooperation	3.250%	7/20/23	300	322
[8]	Japan Bank for International Cooperation	3.375%	7/31/23	100	108
[8]	Japan Bank for International Cooperation	0.375%	9/15/23	600	600
[8]	Japan Bank for International Cooperation	3.375%	10/31/23	400	433
[8]	Japan Bank for International Cooperation	3.000%	5/29/24	500	543
[8]	Japan Bank for International Cooperation	1.750%	10/17/24	200	209
[8]	Japan Bank for International Cooperation	2.125%	2/10/25	330	350

81

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	Japan Bank for International Cooperation	0.625%	7/15/25	400	400
[8]	Japan Bank for International Cooperation	2.375%	4/20/26	200	217
[8]	Japan Bank for International Cooperation	2.250%	11/4/26	200	217
[8]	Japan Bank for International Cooperation	2.875%	7/21/27	200	224
[8]	Japan Bank for International Cooperation	2.750%	11/16/27	800	898
[8]	Japan Bank for International Cooperation	3.250%	7/20/28	300	349
[8]	Japan Bank for International Cooperation	3.500%	10/31/28	350	415
[8]	Japan International Cooperation Agency	2.750%	4/27/27	300	333
[7]	Kingdom of Jordan AID	2.578%	6/30/22	200	206
[7]	Kingdom of Jordan AID	3.000%	6/30/25	200	217
	Korea Development Bank	3.000%	9/14/22	400	416
	Korea Development Bank	3.375%	3/12/23	700	745
	Korea Development Bank	3.750%	1/22/24	500	546
	Korea Development Bank	2.125%	10/1/24	200	211
[9]	Kreditanstalt fuer Wiederaufbau	3.125%	12/15/21	1,115	1,145
[9]	Kreditanstalt fuer Wiederaufbau	2.500%	2/15/22	1,000	1,025
[9]	Kreditanstalt fuer Wiederaufbau	2.125%	3/7/22	1,000	1,023
[9]	Kreditanstalt fuer Wiederaufbau	2.125%	6/15/22	750	771
[9]	Kreditanstalt fuer Wiederaufbau	1.750%	8/22/22	1,600	1,641
[9]	Kreditanstalt fuer Wiederaufbau	2.000%	10/4/22	950	980
[9]	Kreditanstalt fuer Wiederaufbau	2.375%	12/29/22	950	991
[9]	Kreditanstalt fuer Wiederaufbau	2.125%	1/17/23	1,025	1,065
[9]	Kreditanstalt fuer Wiederaufbau	1.625%	2/15/23	1,200	1,235
[9]	Kreditanstalt fuer Wiederaufbau	0.250%	10/19/23	800	799
[9]	Kreditanstalt fuer Wiederaufbau	2.625%	2/28/24	400	430
[9]	Kreditanstalt fuer Wiederaufbau	1.375%	8/5/24	900	929
[9]	Kreditanstalt fuer Wiederaufbau	2.500%	11/20/24	1,800	1,951
[9]	Kreditanstalt fuer Wiederaufbau	2.000%	5/2/25	150	160
[9]	Kreditanstalt fuer Wiederaufbau	0.375%	7/18/25	1,500	1,497
[9]	Kreditanstalt fuer Wiederaufbau	2.875%	4/3/28	500	575
[9]	Kreditanstalt fuer Wiederaufbau	1.750%	9/14/29	175	186
[9]	Kreditanstalt fuer Wiederaufbau	0.000%	4/18/36	400	320
[9]	Kreditanstalt fuer Wiederaufbau	0.000%	6/29/37	200	157
[9]	Landwirtschaftliche Rentenbank	3.125%	11/14/23	100	108
[9]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	904
[9]	Landwirtschaftliche Rentenbank	0.500%	5/27/25	400	401
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	515
[9]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	292
[9]	Landwirtschaftliche Rentenbank	2.500%	11/15/27	250	279
[9]	Landwirtschaftliche Rentenbank	0.875%	9/3/30	500	492
	Nordic Investment Bank	2.125%	2/1/22	200	204
	Nordic Investment Bank	1.375%	10/17/22	200	204
	Nordic Investment Bank	0.375%	5/19/23	200	200
	Nordic Investment Bank	2.875%	7/19/23	200	213
	Nordic Investment Bank	2.250%	5/21/24	200	211
	Nordic Investment Bank	0.375%	9/11/25	600	598
[10]	Oesterreichische Kontrollbank AG	2.625%	1/31/22	100	103
[10]	Oesterreichische Kontrollbank AG	1.625%	9/17/22	400	409
[10]	Oesterreichische Kontrollbank AG	2.875%	3/13/23	500	528
[10]	Oesterreichische Kontrollbank AG	3.125%	11/7/23	200	216
[10]	Oesterreichische Kontrollbank AG	1.500%	2/12/25	100	104
[10]	Oesterreichische Kontrollbank AG	0.375%	9/17/25	500	497
	Province of Alberta	2.200%	7/26/22	400	412
	Province of Alberta	3.350%	11/1/23	375	406
	Province of Alberta	2.950%	1/23/24	300	323
	Province of Alberta	1.875%	11/13/24	450	473
	Province of Alberta	1.000%	5/20/25	485	491
	Province of Alberta	3.300%	3/15/28	250	288
	Province of Alberta	1.300%	7/22/30	500	487
	Province of British Columbia	2.000%	10/23/22	200	206
	Province of British Columbia	1.750%	9/27/24	225	233
	Province of British Columbia	2.250%	6/2/26	300	326
	Province of Manitoba	2.125%	5/4/22	60	62
	Province of Manitoba	2.100%	9/6/22	150	154
	Province of Manitoba	2.600%	4/16/24	150	161
	Province of Manitoba	2.125%	6/22/26	90	97
	Province of New Brunswick	2.500%	12/12/22	95	99
	Province of New Brunswick	3.625%	2/24/28	105	122
	Province of Ontario	2.400%	2/8/22	525	537
	Province of Ontario	2.550%	4/25/22	350	361
	Province of Ontario	2.250%	5/18/22	500	514
	Province of Ontario	2.450%	6/29/22	150	155
	Province of Ontario	2.200%	10/3/22	400	413
	Province of Ontario	3.400%	10/17/23	760	824
	Province of Ontario	3.050%	1/29/24	250	270
	Province of Ontario	3.200%	5/16/24	150	164
	Province of Ontario	2.500%	4/27/26	250	273
	Province of Ontario	2.300%	6/15/26	900	976
	Province of Ontario	2.000%	10/2/29	585	616
	Province of Ontario	1.125%	10/7/30	500	494
	Province of Quebec	2.375%	1/31/22	390	399
	Province of Quebec	2.625%	2/13/23	425	446
	Province of Quebec	1.500%	2/11/25	441	455
	Province of Quebec	0.600%	7/23/25	500	498
	Province of Quebec	2.500%	4/20/26	200	219
	Province of Quebec	2.750%	4/12/27	850	947
	Province of Quebec	7.500%	9/15/29	475	711
	Province of Quebec	1.350%	5/28/30	400	403
	Province of Saskatchewan	8.500%	7/15/22	58	65
	Republic of Chile	2.250%	10/30/22	175	181
	Republic of Chile	3.125%	1/21/26	485	538
	Republic of Chile	3.240%	2/6/28	460	521

82

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Chile	2.450%	1/31/31	200	214
	Republic of Chile	2.550%	1/27/32	200	215
	Republic of Chile	3.500%	1/25/50	675	772
	Republic of Colombia	4.000%	2/26/24	400	432
	Republic of Colombia	8.125%	5/21/24	100	123
	Republic of Colombia	4.500%	1/28/26	322	365
	Republic of Colombia	3.875%	4/25/27	765	851
	Republic of Colombia	4.500%	3/15/29	450	521
	Republic of Colombia	3.000%	1/30/30	200	210
	Republic of Colombia	3.125%	4/15/31	200	212
	Republic of Colombia	10.375%	1/28/33	200	323
	Republic of Colombia	7.375%	9/18/37	300	439
	Republic of Colombia	6.125%	1/18/41	125	167
	Republic of Colombia	5.625%	2/26/44	475	615
	Republic of Colombia	5.000%	6/15/45	1,165	1,425
	Republic of Colombia	5.200%	5/15/49	600	759
	Republic of Colombia	4.125%	5/15/51	400	444
	Republic of Hungary	6.375%	3/29/21	422	428
	Republic of Hungary	5.375%	2/21/23	400	438
	Republic of Hungary	5.750%	11/22/23	400	456
	Republic of Hungary	5.375%	3/25/24	350	398
	Republic of Hungary	7.625%	3/29/41	290	514
	Republic of Indonesia	2.950%	1/11/23	425	443
	Republic of Indonesia	4.100%	4/24/28	200	232
	Republic of Indonesia	4.750%	2/11/29	425	515
	Republic of Indonesia	3.400%	9/18/29	200	224
	Republic of Indonesia	2.850%	2/14/30	200	215
	Republic of Indonesia	3.850%	10/15/30	200	233
[5]	Republic of Indonesia	4.750%	7/18/47	200	250
	Republic of Indonesia	4.350%	1/11/48	200	238
	Republic of Indonesia	4.350%	1/11/48	525	625
	Republic of Indonesia	3.700%	10/30/49	200	219
	Republic of Indonesia	4.200%	10/15/50	430	513
	Republic of Indonesia	4.450%	4/15/70	200	245
	Republic of Italy	6.875%	9/27/23	590	684
	Republic of Italy	2.375%	10/17/24	475	499
	Republic of Italy	1.250%	2/17/26	500	498
	Republic of Italy	2.875%	10/17/29	400	420
	Republic of Italy	5.375%	6/15/33	475	609
	Republic of Italy	4.000%	10/17/49	500	550
	Republic of Korea	3.875%	9/11/23	200	218
	Republic of Korea	5.625%	11/3/25	100	123
	Republic of Korea	2.750%	1/19/27	1,000	1,091
	Republic of Korea	3.875%	9/20/48	125	166
	Republic of Panama	4.000%	9/22/24	200	221
	Republic of Panama	3.750%	3/16/25	207	229
	Republic of Panama	7.125%	1/29/26	168	214
	Republic of Panama	8.875%	9/30/27	238	341
	Republic of Panama	3.875%	3/17/28	460	529
	Republic of Panama	9.375%	4/1/29	300	466
	Republic of Panama	2.252%	9/29/32	500	517
[2]	Republic of Panama	6.700%	1/26/36	292	433
[2]	Republic of Panama	4.500%	4/16/50	610	784
[2]	Republic of Panama	4.300%	4/29/53	400	506
[2]	Republic of Panama	4.500%	4/1/56	700	903
[2]	Republic of Panama	3.870%	7/23/60	200	236
	Republic of Peru	7.350%	7/21/25	225	288
	Republic of Peru	2.392%	1/23/26	200	213
	Republic of Peru	2.783%	1/23/31	400	440
	Republic of Peru	8.750%	11/21/33	645	1,102
[2]	Republic of Peru	6.550%	3/14/37	325	493
	Republic of Peru	5.625%	11/18/50	475	746
	Republic of Peru	3.230%	7/28/21	500	499
	Republic of Philippines	9.500%	10/21/24	350	466
	Republic of Philippines	10.625%	3/16/25	100	142
	Republic of Philippines	5.500%	3/30/26	225	280
	Republic of Philippines	3.000%	2/1/28	400	443
	Republic of Philippines	3.750%	1/14/29	400	467
	Republic of Philippines	9.500%	2/2/30	300	495
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Philippines	2.457%	5/5/30	200	216
	Republic of Philippines	7.750%	1/14/31	400	618
	Republic of Philippines	6.375%	1/15/32	200	286
	Republic of Philippines	6.375%	10/23/34	550	809
	Republic of Philippines	3.950%	1/20/40	700	837
	Republic of Philippines	3.700%	3/1/41	400	464
	Republic of Philippines	3.700%	2/2/42	350	407
	Republic of Philippines	2.950%	5/5/45	500	531
	Republic of Poland	5.125%	4/21/21	245	248
	Republic of Poland	5.000%	3/23/22	775	818
	Republic of Poland	3.000%	3/17/23	325	342
	Republic of Poland	3.250%	4/6/26	500	563
[2]	Republic of Uruguay	8.000%	11/18/22	83	91
[2]	Republic of Uruguay	4.500%	8/14/24	303	335
[2]	Republic of Uruguay	4.375%	10/27/27	150	177
[2]	Republic of Uruguay	4.375%	1/23/31	308	378
[2]	Republic of Uruguay	7.625%	3/21/36	195	316
[2]	Republic of Uruguay	4.125%	11/20/45	300	373
[2]	Republic of Uruguay	5.100%	6/18/50	765	1,070
[2]	Republic of Uruguay	4.975%	4/20/55	500	694
	State of Israel	3.150%	6/30/23	400	427
	State of Israel	2.875%	3/16/26	200	220
	State of Israel	3.250%	1/17/28	300	343
	State of Israel	2.500%	1/15/30	200	217
	State of Israel	2.750%	7/3/30	600	661
	State of Israel	4.500%	1/30/43	200	264
	State of Israel	4.125%	1/17/48	250	322
	State of Israel	3.375%	1/15/50	475	525
	State of Israel	3.875%	7/3/50	400	481
	State of Israel	4.500%	4/3/20	200	265
	Svensk Exportkredit AB	2.000%	8/30/22	190	195
	Svensk Exportkredit AB	1.625%	11/14/22	200	205
	Svensk Exportkredit AB	2.875%	3/14/23	195	206
	Svensk Exportkredit AB	0.375%	7/30/24	500	500
	Svensk Exportkredit AB	0.625%	5/14/25	500	502
	Svensk Exportkredit AB	0.500%	8/26/25	800	797
[7]	Ukraine Government AID Bonds	1.471%	9/29/21	175	176
	United Mexican States	3.600%	1/30/25	510	567
	United Mexican States	3.900%	4/27/25	400	449
	United Mexican States	4.125%	1/21/26	445	511
	United Mexican States	4.150%	3/28/27	800	923
	United Mexican States	3.750%	1/11/28	675	760
	United Mexican States	4.500%	4/22/29	950	1,114
	United Mexican States	3.250%	4/16/30	700	758
	United Mexican States	8.300%	8/15/31	220	335
	United Mexican States	4.750%	4/27/32	600	723
	United Mexican States	7.500%	4/8/33	100	145
	United Mexican States	6.050%	1/11/40	883	1,185
	United Mexican States	4.750%	3/8/44	765	910
	United Mexican States	5.550%	1/21/45	510	669
	United Mexican States	4.600%	1/23/46	600	700
	United Mexican States	4.350%	1/15/47	760	867
	United Mexican States	4.600%	2/10/48	455	534
	United Mexican States	4.500%	1/31/50	600	704
	United Mexican States	5.000%	4/27/51	800	998
	United Mexican States	3.771%	5/24/61	400	417
	United Mexican States	5.750%	10/12/10	342	454
Total Sovereign Bonds (Cost $179,204)					192,422
Taxable Municipal Bonds (0.8%)
	Alabama Economic Settlement Authority Miscellaneous Revenue	3.163%	9/15/25	65	69
	American Municipal Power Inc. Electric Power & Light Revenue	5.939%	2/15/47	150	223
	American Municipal Power Inc. Electric Power & Light Revenue	6.270%	2/15/50	50	71

83

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
American Municipal Power Inc. Electric Power & Light Revenue	7.499%	2/15/50	50	83
American Municipal Power Inc. Electric Power & Light Revenue (Combination Hydroelectric Projects)	8.084%	2/15/50	125	235
Bay Area Toll Authority Highway Revenue	2.574%	4/1/31	75	81
Bay Area Toll Authority Highway Revenue	6.918%	4/1/40	100	156
Bay Area Toll Authority Highway Revenue	6.263%	4/1/49	250	431
Bay Area Toll Authority Highway Revenue	7.043%	4/1/50	100	183
Bay Area Toll Authority Highway Revenue	6.907%	10/1/50	200	369
California Department of Water Resources Power Supply Electric Power & Light Revenue, ETM	2.000%	5/1/22	150	153
California GO	5.700%	11/1/21	250	261
California GO	3.375%	4/1/25	100	112
California GO	2.650%	4/1/26	75	83
California GO	3.500%	4/1/28	150	175
California GO	2.500%	10/1/29	70	77
California GO	4.500%	4/1/33	190	230
California GO	7.500%	4/1/34	350	583
California GO	4.600%	4/1/38	300	361
California GO	7.550%	4/1/39	630	1,106
California GO	7.300%	10/1/39	75	124
California GO	7.350%	11/1/39	1,425	2,367
California GO	7.625%	3/1/40	205	356
California GO	7.600%	11/1/40	200	362
California State University College & University Revenue	3.899%	11/1/47	50	61
California State University College & University Revenue	2.975%	11/1/51	140	150
Central Puget Sound Regional Transit Authority Sales Tax Revenue	5.491%	11/1/39	50	73
Chicago IL GO	7.045%	1/1/29	45	49
Chicago O'Hare International Airport Port, Airport & Marina Revenue	6.395%	1/1/40	125	188
Chicago O'Hare International Airport Port, Airport & Marina Revenue	4.472%	1/1/49	75	93
Chicago Transit Authority Sales & Transfer Tax Receipts Sales Tax Revenue	6.899%	12/1/40	125	181
Clark County Department of Aviation Port, Airport & Marina Revenue	6.820%	7/1/45	100	166
Commonwealth Financing Authority Appropriations Revenue	3.807%	6/1/41	105	124
Commonwealth Financing Authority Appropriations Revenue (Plancon Program)	3.864%	6/1/38	100	117
Commonwealth of Massachusetts GO	4.200%	12/1/21	65	67
Commonwealth of Massachusetts GO	5.456%	12/1/39	150	221
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Commonwealth of Massachusetts GO	2.514%	7/1/41	450	471
Commonwealth of Massachusetts GO	2.813%	9/1/43	225	248
Commonwealth of Massachusetts GO	2.900%	9/1/49	100	108
Commonwealth of Massachusetts Transportation Fund Fuel Sales Tax Revenue	5.731%	6/1/40	50	72
Connecticut GO	5.090%	10/1/30	175	213
Connecticut GO	5.850%	3/15/32	200	280
Cook County IL GO	6.229%	11/15/34	50	70
Dallas Area Rapid Transit Sales Tax Revenue	5.999%	12/1/44	100	153
Dallas Area Rapid Transit Sales Tax Revenue	5.022%	12/1/48	50	71
Dallas Convention Center Hotel Development Corp. Hotel Occupancy Tax Revenue	7.088%	1/1/42	75	104
Dallas Independent School District GO	6.450%	2/15/35	100	101
Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	2.994%	11/1/38	485	519
Dallas-Fort Worth International Airport Port, Airport & Marina Revenue	3.144%	11/1/45	75	80
District of Columbia Income Tax Revenue	5.591%	12/1/34	50	68
District of Columbia Water & Sewer Authority Water Revenue	4.814%	10/1/14	150	223
East Bay Municipal Utility District Water System Water Revenue	5.874%	6/1/40	85	128
Foothill-Eastern Transportation Corridor Agency Highway Revenue	4.094%	1/15/49	140	150
Georgia Municipal Electric Authority Electric Power & Light Revenue	6.637%	4/1/57	245	373
Georgia Municipal Electric Authority Electric Power & Light Revenue	6.655%	4/1/57	147	227
Georgia Municipal Electric Authority Electric Power & Light Revenue	7.055%	4/1/57	74	107
Grand Parkway Transportation Corp. Texas System Highway Revenue	3.236%	10/1/52	395	413
Great Lakes Water Authority Sewage Disposal System Sewer Revenue	3.056%	7/1/39	100	107
Houston TX GO	6.290%	3/1/32	130	165
Illinois GO	4.950%	6/1/23	213	218
Illinois GO	5.100%	6/1/33	1,105	1,189
Illinois State Toll Highway Authority Highway Revenue	6.184%	1/1/34	50	72
JobsOhio Beverage System Miscellaneous Revenue	3.985%	1/1/29	150	173
JobsOhio Beverage System Miscellaneous Revenue	4.532%	1/1/35	100	128

84

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
JobsOhio Beverage System Miscellaneous Revenue	2.833%	1/1/38	75	81
Los Angeles CA Unified School District GO	5.755%	7/1/29	200	258
Los Angeles CA Unified School District GO	5.750%	7/1/34	125	176
Los Angeles CA Unified School District GO	6.758%	7/1/34	200	301
Los Angeles Community College District GO	1.606%	8/1/28	100	104
Los Angeles Community College District GO	1.806%	8/1/30	150	155
Los Angeles Community College District GO	2.106%	8/1/32	100	104
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	75	103
Los Angeles County Public Works Financing Authority Lease (Abatement) Revenue	7.618%	8/1/40	50	85
Los Angeles Department of Water & Power System Electric Power & Light Revenue	6.574%	7/1/45	100	175
Los Angeles Department of Water & Power System Water Revenue	6.603%	7/1/50	100	186
Maryland Health & Higher Educational Facilities Authority Health, Hospital, Nursing Home Revenue	3.197%	7/1/50	500	518
Maryland State Transportation Authority Transit Revenue	5.888%	7/1/43	50	74
Massachusetts School Building Authority Sales Tax Revenue	5.715%	8/15/39	100	145
Massachusetts School Building Authority Sales Tax Revenue	3.395%	10/15/40	50	54
Massachusetts School Building Authority Sales Tax Revenue	2.950%	5/15/43	100	104
Metropolitan Government of Nashville & Davidson County TN Hotel Occupancy Tax Revenue	6.731%	7/1/43	50	76
Metropolitan Transportation Authority Miscellaneous Taxes Revenue	7.336%	11/15/39	400	640
Metropolitan Transportation Authority Transit Revenue	5.871%	11/15/39	50	61
Metropolitan Transportation Authority Transit Revenue	5.175%	11/15/49	175	205
Metropolitan Washington Airports Authority Dulles Toll Road Highway Revenue	7.462%	10/1/46	85	151
Metropolitan Water Reclamation District of Greater Chicago GO	5.720%	12/1/38	100	143
Miami-Dade County FL Aviation Port, Airport & Marina Revenue	4.280%	10/1/41	125	138
Miami-Dade County FL Water & Sewer Water Revenue	3.490%	10/1/42	75	81
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.084%	12/1/34	75	83
	Michigan Finance Authority Health, Hospital, Nursing Home Revenue	3.384%	12/1/40	200	225
	Michigan State University College & University Revenue	4.496%	8/15/48	50	57
	Mississippi GO	5.245%	11/1/34	50	66
	Missouri Health & Educational Facilities Authority College & University Revenue	3.229%	5/15/50	100	117
	Missouri Health & Educational Facilities Authority College & University Revenue	3.652%	8/15/57	100	126
[11]	New Jersey Economic Development Authority Appropriations Revenue	7.425%	2/15/29	225	290
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.081%	6/15/39	75	79
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	6.561%	12/15/40	400	552
	New Jersey Transportation Trust Fund Authority Appropriations Revenue	4.131%	6/15/42	100	104
	New Jersey Turnpike Authority Highway Revenue	7.414%	1/1/40	100	168
	New Jersey Turnpike Authority Highway Revenue	7.102%	1/1/41	400	653
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.767%	8/1/36	150	196
	New York City Transitional Finance Authority Future Tax Secured Income Tax Revenue	5.572%	11/1/38	75	102
	New York City Transitional Finance Authority Future Tax Secured Sales Tax Revenue	5.508%	8/1/37	100	137
	New York City Water & Sewer System Water Revenue	5.750%	6/15/41	50	77
	New York City Water & Sewer System Water Revenue	5.952%	6/15/42	50	79
	New York City Water & Sewer System Water Revenue	6.011%	6/15/42	50	79
	New York City Water & Sewer System Water Revenue	5.440%	6/15/43	100	152
	New York City Water & Sewer System Water Revenue	5.882%	6/15/44	175	284
	New York NY GO	5.517%	10/1/37	50	71
	New York NY GO	6.271%	12/1/37	100	151
	New York State Dormitory Authority College & University Revenue	3.142%	7/1/43	260	274

85

Total Bond Market Index Portfolio
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	New York State Dormitory Authority Income Tax Revenue	3.110%	2/15/39	50	54
	New York State Dormitory Authority Income Tax Revenue	5.628%	3/15/39	100	134
	New York State Dormitory Authority Income Tax Revenue	3.190%	2/15/43	50	55
	New York State Thruway Authority Highway Revenue	2.900%	1/1/35	75	81
	New York State Thruway Authority Highway Revenue	3.500%	1/1/42	50	52
	New York State Urban Development Corp. Income Tax Revenue	3.900%	3/15/33	100	115
	New York State Urban Development Corp. Income Tax Revenue	5.770%	3/15/39	150	193
	North Texas Tollway Authority Highway Revenue	6.718%	1/1/49	150	260
	Ohio State University College & University Revenue	4.910%	6/1/40	100	138
	Ohio State University College & University Revenue	4.800%	6/1/11	100	145
	Ohio State University General Receipts College & University Revenue	3.798%	12/1/46	100	122
	Ohio Turnpike & Infrastructure Commission Highway Revenue	3.216%	2/15/48	75	76
	Ohio Water Development Authority Water Pollution Control Loan Fund Water Revenue	4.879%	12/1/34	75	92
	Oregon Department of Transportation Fuel Sales Tax Revenue	5.834%	11/15/34	150	218
	Oregon GO	5.762%	6/1/23	107	116
	Oregon GO	5.892%	6/1/27	75	94
[12]	Oregon School Boards Association GO	5.528%	6/30/28	50	60
[13]	Oregon State University College & University Revenue	3.424%	3/1/60	150	155
	Pennsylvania State University College & University Revenue	2.790%	9/1/43	200	209
	Pennsylvania State University College & University Revenue	2.840%	9/1/50	100	103
	Pennsylvania Turnpike Commission Highway Revenue	5.511%	12/1/45	75	114
	Permanent University Fund - Texas A&M University System College & University Revenue	3.100%	7/1/49	75	80
	Permanent University Fund - University of Texas System College & University Revenue	3.376%	7/1/47	50	60
	Port Authority of New York & New Jersey Port, Airport & Marina Revenue	6.040%	12/1/29	75	100
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.960%	8/1/46	250	342
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	5.310%	8/1/46	100	112
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.031%	9/1/48	30	37
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.926%	10/1/51	100	139
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.458%	10/1/62	550	732
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	4.810%	10/15/65	100	139
Port Authority of New York & New Jersey Port, Airport & Marina Revenue	3.287%	8/1/69	100	107
Port of Morrow OR Nuclear Revenue	2.543%	9/1/40	100	104
Regional Transportation District Sales Tax Revenue	5.844%	11/1/50	100	166
Riverside County CA Appropriations Revenue	3.818%	2/15/38	50	55
Rutgers State University of New Jersey College & University Revenue	5.665%	5/1/40	50	69
Rutgers State University of New Jersey College & University Revenue	3.270%	5/1/43	25	27
Rutgers State University of New Jersey College & University Revenue	3.915%	5/1/19	75	85
Sales Tax Securitization Corp. Sales Tax Revenue	3.587%	1/1/43	75	79
Sales Tax Securitization Corp. Sales Tax Revenue	3.820%	1/1/48	50	55
Sales Tax Securitization Corp. Sales Tax Revenue	4.787%	1/1/48	100	125
Salt River Project Agricultural Improvement & Power District Electric Power & Light Revenue	4.839%	1/1/41	150	209
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.985%	2/1/39	125	189
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	5.808%	2/1/41	125	189
San Antonio TX Electric & Gas Systems Electric Power & Light Revenue	2.905%	2/1/48	100	105
San Diego County Water Authority Water Revenue	6.138%	5/1/49	100	156
San Francisco CA Public Utilities Commission Water Revenue	6.950%	11/1/50	100	172

86

Total Bond Market Index Portfolio
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
San Jose Redevelopment Agency Successor Agency Tax Allocation Revenue	3.375%	8/1/34	100	107
Santa Clara Valley Transportation Authority Sales Tax Revenue	5.876%	4/1/32	200	256
South Carolina Public Service Authority Electric Power & Light Revenue	6.454%	1/1/50	100	166
South Carolina Public Service Authority Nuclear Revenue	2.388%	12/1/23	50	52
State Board of Administration Finance Corp. Miscellaneous Revenue	2.638%	7/1/21	150	152
State Board of Administration Finance Corp. Miscellaneous Revenue	1.258%	7/1/25	325	332
State Board of Administration Finance Corp. Miscellaneous Revenue	1.705%	7/1/27	250	260
State Board of Administration Finance Corp. Miscellaneous Revenue	2.154%	7/1/30	250	263
State Public School Building Authority Miscellaneous Revenue	5.000%	9/15/27	50	61
Texas GO	5.517%	4/1/39	180	268
Texas GO	4.681%	4/1/40	50	68
Texas GO	3.211%	4/1/44	225	246
Texas Private Activity Bond Surface Transportation Corp. Highway Revenue	3.922%	12/31/49	175	200
Texas Transportation Commission GO	2.562%	4/1/42	100	102
Texas Transportation Commission GO	2.472%	10/1/44	500	503
Texas Transportation Commission State Highway Fund Fuel Sales Tax Revenue	5.178%	4/1/30	175	226
Texas Transportation Commission State Highway Fund Miscellaneous Revenue	4.000%	10/1/33	100	126
University of California College & University Revenue	0.883%	5/15/25	100	101
University of California College & University Revenue	3.063%	7/1/25	100	110
University of California College & University Revenue	1.316%	5/15/27	100	102
University of California College & University Revenue	1.614%	5/15/30	125	126
University of California College & University Revenue	5.946%	5/15/45	175	254
University of California College & University Revenue	4.858%	5/15/12	225	323
University of California College & University Revenue	4.767%	5/15/15	100	140
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.548%	5/15/48	350	568
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	6.583%	5/15/49	50	81
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.006%	5/15/50	130	138
	University of California Regents Medical Center Pooled Health, Hospital, Nursing Home Revenue	3.706%	5/15/20	60	64
	University of Michigan College & University Revenue	2.437%	4/1/40	100	104
	University of Michigan College & University Revenue	2.562%	4/1/50	100	106
	University of Nebraska Facilities Corp. College & University Revenue	3.037%	10/1/49	65	71
	University of Pittsburgh-of the Commonwealth System of Higher Education College & University Revenue	3.555%	9/15/19	250	283
	University of Texas System College & University Revenue	2.439%	8/15/49	50	51
	University of Texas System Regents College & University Revenue	4.794%	8/15/46	100	137
	University of Texas System Regents College & University Revenue	3.354%	8/15/47	50	60
	University of Virginia College & University Revenue	2.256%	9/1/50	335	332
	University of Virginia College & University Revenue	4.179%	9/1/17	50	67
	Utah GO	4.554%	7/1/24	40	43
	Utah GO	3.539%	7/1/25	50	54
	Washington GO	5.140%	8/1/40	150	211
[12]	Wisconsin Appropriations Revenue	5.700%	5/1/26	60	71
	Wisconsin Appropriations Revenue	3.154%	5/1/27	100	113
	Wisconsin Appropriations Revenue	3.954%	5/1/36	250	280
Total Taxable Municipal Bonds (Cost $31,173)					37,809

87

Total Bond Market Index Portfolio
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (3.4%)
Money Market Fund (3.4%)
[14]	Vanguard Market Liquidity Fund (Cost $164,294)	0.111%	1,642,950	164,295
Total Investments (102.5%) (Cost $4,640,624)				4,989,841
Other Assets and Liabilities—Net (-2.5%)				(123,294)
Net Assets (100%)				4,866,547
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2020.
4	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate value was $34,611,000, representing 0.7% of net assets.
6	Guaranteed by the Government of Canada.
7	U.S. government-guaranteed.
8	Guaranteed by the Government of Japan.
9	Guaranteed by the Federal Republic of Germany.
10	Guaranteed by the Republic of Austria.
11	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
12	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
13	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12M—12-month.
1YR—1-year.
6M—6-month.
CMT—Constant Maturing Treasury Rate.
ETM—Escrowed to Maturity.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REIT—Real Estate Investment Trust.
UMBS—Uniform Mortgage-Backed Securities.

See accompanying Notes, which are an integral part of the Financial Statements.
88

Total Bond Market Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,476,330)	4,825,546
Affiliated Issuers (Cost $164,294)	164,295
Total Investments in Securities	4,989,841
Investment in Vanguard	190
Receivables for Investment Securities Sold	13,739
Receivables for Accrued Income	24,411
Receivables for Capital Shares Issued	1,881
Total Assets	5,030,062
Liabilities
Due to Custodian	838
Payables for Investment Securities Purchased	161,062
Payables for Capital Shares Redeemed	1,245
Payables to Vanguard	370
Total Liabilities	163,515
Net Assets	4,866,547
At December 31, 2020, net assets consisted of:

Paid-in Capital	4,388,468
Total Distributable Earnings (Loss)	478,079
Net Assets	4,866,547

Net Assets
Applicable to 379,823,332 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,866,547
Net Asset Value Per Share	$12.81

See accompanying Notes, which are an integral part of the Financial Statements.
89

Total Bond Market Index Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Interest[1]	107,710
Total Income	107,710
Expenses
The Vanguard Group—Note B
Investment Advisory Services	111
Management and Administrative	5,639
Marketing and Distribution	501
Custodian Fees	50
Auditing Fees	82
Shareholders' Reports	61
Trustees’ Fees and Expenses	3
Total Expenses	6,447
Net Investment Income	101,263
Realized Net Gain (Loss)
Investment Securities Sold[1]	37,717
Futures Contracts	87
Realized Net Gain (Loss)	37,804
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	187,699
Net Increase (Decrease) in Net Assets Resulting from Operations	326,766
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $536,000, $36,000, and ($7,000), respectively. Purchases and sales are for temporary cash investment purposes.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	101,263	107,635
Realized Net Gain (Loss)	37,804	8,028
Change in Unrealized Appreciation (Depreciation)	187,699	204,615
Net Increase (Decrease) in Net Assets Resulting from Operations	326,766	320,278
Distributions[1]
Total Distributions	(107,753)	(97,897)
Capital Share Transactions
Issued	1,363,956	1,031,614
Issued in Lieu of Cash Distributions	107,753	97,897
Redeemed	(1,124,178)	(586,442)
Net Increase (Decrease) from Capital Share Transactions	347,531	543,069
Total Increase (Decrease)	566,544	765,450
Net Assets
Beginning of Period	4,300,003	3,534,553
End of Period	4,866,547	4,300,003
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.
90

Total Bond Market Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.21	$11.54	$11.86	$11.77	$11.79
Investment Operations
Net Investment Income	.277[1]	.324[1]	.313[1]	.292[1]	.283
Net Realized and Unrealized Gain (Loss) on Investments	.635	.657	(.343)	.119	.007
Total from Investment Operations	.912	.981	(.030)	.411	.290
Distributions
Dividends from Net Investment Income	(.312)	(.311)	(.267)	(.283)	(.277)
Distributions from Realized Capital Gains	—	—	(.023)	(.038)	(.033)
Total Distributions	(.312)	(.311)	(.290)	(.321)	(.310)
Net Asset Value, End of Period	$12.81	$12.21	$11.54	$11.86	$11.77
Total Return	7.58%	8.67%	-0.21%	3.57%	2.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,867	$4,300	$3,535	$3,498	$2,985
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.72%	2.74%	2.48%	2.41%
Portfolio Turnover Rate[2]	94%	80%	89%	91%	104%
1	Calculated based on average shares outstanding.
2	Includes 28%, 19%, 26%, 24%, and 33% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.
91

Total Bond Market Index Portfolio
Notes to Financial Statements
The Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.
Certain of the portfolio’s investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2020.
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA
92

Total Bond Market Index Portfolio
transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.
4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management,
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Total Bond Market Index Portfolio
administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $190,000, representing less than 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,015,045	—	3,015,045
Asset-Backed/Commercial Mortgage-Backed Securities	—	128,762	—	128,762
Corporate Bonds	—	1,451,508	—	1,451,508
Sovereign Bonds	—	192,422	—	192,422
Taxable Municipal Bonds	—	37,809	—	37,809
Temporary Cash Investments	164,295	—	—	164,295
Total	164,295	4,825,546	—	4,989,841
D.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the treatment of deflation and amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	108,979
Undistributed Long-Term Gains	25,808
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	343,292
94

Total Bond Market Index Portfolio
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	107,753	97,897
Long-Term Capital Gains	—	—
Total	107,753	97,897
*	Includes short-term capital gains, if any.
As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,646,548
Gross Unrealized Appreciation	355,468
Gross Unrealized Depreciation	(12,176)
Net Unrealized Appreciation (Depreciation)	343,292
E.	During the year ended December 31, 2020, the portfolio purchased $390,798,000 of investment securities and sold $120,913,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,290,299,000 and $4,200,132,000, respectively.
F.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares (000)	Shares (000)
Issued	108,475	86,771
Issued in Lieu of Cash Distributions	8,789	8,535
Redeemed	(89,637)	(49,300)
Net Increase (Decrease) in Shares Outstanding	27,627	46,006
At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 35% of the portfolio’s net assets. If this shareholder was to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
95

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Bond Market Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Special 2020 tax information (unaudited) for corporate shareholders only for Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 93.0%.
97

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Barclays Index).
Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total Bond Market Index Portfolio and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total Bond Market Index Portfolio. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total Bond Market Index Portfolio. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total Bond Market Index Portfolio or the owners of the Total Bond Market Index Portfolio.
Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Municipal Bond Funds. Investors acquire the Total Bond Market Index Portfolio from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total Bond Market Index Portfolio. The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total Bond Market Index Portfolio or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total Bond Market Index Portfolio with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total Bond Market Index Portfolio or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total Bond Market Index Portfolio.
The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total Bond Market Index Portfolio, investors or other third parties.
NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL BOND MARKET INDEX PORTFOLIO.
None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.
© 2021 Bloomberg. Used with Permission.
Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the
Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard.
Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690TBM 022021

Annual Report | December 31, 2020

Vanguard Variable Insurance Funds

Total International Stock Market Index Portfolio

Contents

Your Portfolio’s Performance at a Glance	1
About Your Portfolio’s Expenses	2
Performance Summary	3
Financial Statements	5

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Total International Stock Market Index Portfolio

Your Portfolio’s Performance at a Glance

● The Total International Stock Market Index Portfolio of Vanguard Variable Insurance Funds returned 11.18% for the 12 months ended December 31, 2020, closely tracking the performance of its benchmark, the FTSE Global All Cap ex US Index, which returned 11.24%. Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

● The emergence of COVID-19 in early 2020 turned into a global health crisis, and aggressive attempts to contain it resulted in a sharp downturn in economic activity. Unemployment spiked, and sectors where social distancing isn’t possible were hit hard. Stocks initially plummeted as infections surged, but they finished the year significantly higher, thanks in part to rapid and robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines as the year drew to a close.

● As a fund of funds, the Total International Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing in underlying funds that offer broad coverage of emerging markets and developed markets outside the U.S. The portfolio provides diversified exposure to multiple regions, markets, and industry sectors and includes stocks from across the market-capitalization spectrum.

● All of the portfolio’s underlying funds posted positive gains for the year, led by Vanguard Pacific Stock Index Fund and Vanguard Emerging Markets Stock Index Fund.

Market Barometer

	Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16

CPI
Consumer Price Index	1.36%	1.85%	1.95%

1

Total International Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total International Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total International Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

● Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

● Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Market Index Portfolio	6/30/2020	12/31/2020	Period
Based on Actual Portfolio Return	$1,000.00	$1,244.85	$0.56
Based on Hypothetical 5% Yearly Return	1,000.00	1,074.63	0.52

The calculations are based on the Total International Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total International Stock Market Index Portfolio’s annualized expense figure for that period is 0.10%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/366).

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Total International Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: September 7, 2017–December 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/7/2017)	Investment
Total International Stock Market Index Portfolio	11.18%	6.19%	$12,202
FTSE Global All Cap ex US Index	11.24	6.45	12,303

“Since Inception” performance is calculated from the portfolio’s inception date for both the portfolio and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

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Total International Stock Market Index Portfolio

Underlying Vanguard Funds

As of December 31, 2020

Vanguard FTSE All-World ex-US Index Fund
Admiral Shares	28.0%
Vanguard Developed Markets Index Fund
Admiral Shares	27.9
Vanguard Emerging Markets Stock Index Fund
Admiral Shares	18.0
Vanguard European Stock Index Fund
Admiral Shares	12.2
Vanguard Pacific Stock Index Fund
Admiral Shares	9.1
Vanguard FTSE All-World ex-US Small-Cap
Index Fund Admiral Shares	3.1
Vanguard FTSE Canada All Cap Index ETF	1.7

The table reflects the portfolio’s investments, except for short-term investments.

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Total International Stock Market Index Portfolio

Financial Statements

Schedule of Investments

As of December 31, 2020

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value●
	Shares	($000)
Investment Companies (100.0%)
International Stock Funds (100.0%)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	6,928,329	251,845
Vanguard Developed Markets Index Fund Admiral Shares	16,462,462	250,723
Vanguard Emerging Markets Stock Index Fund Admiral Shares	3,889,244	162,104
Vanguard European Stock Index Fund Admiral Shares	1,444,441	109,604
Vanguard Pacific Stock Index Fund Admiral Shares	831,963	81,799
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	925,199	27,885
Vanguard FTSE Canada All Cap Index ETF	547,842	15,059
Total Investment Companies (Cost $791,203)		899,019
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.111% (Cost $374)	3,733	374
Total Investments (100.1%) (Cost $791,577)		899,393
Other Assets and Liabilities—Net (-0.1%)		(516)
Net Assets (100%)		898,877

Cost is in $000.

● See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

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Total International Stock Market Index Portfolio

Statement of Assets and Liabilities

As of December 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $791,577)	899,393
Receivables for Investment Securities Sold	127
Receivables for Accrued Income	86
Receivables for Capital Shares Issued	160
Total Assets	899,766
Liabilities
Payables for Capital Shares Redeemed	889
Total Liabilities	889
Net Assets	898,877

At December 31, 2020, net assets consisted of:

Paid-in Capital	767,387
Total Distributable Earnings (Loss)	131,490
Net Assets	898,877

Net Assets
Applicable to 39,112,099 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	898,877
Net Asset Value Per Share	$22.98

See accompanying Notes, which are an integral part of the Financial Statements.

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Total International Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds[1]	16,188
Net Investment Income—Note B	16,188
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	—
Affiliated Funds Sold	8,702
Foreign Currencies	7
Realized Net Gain (Loss)	8,709
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	100,451
Net Increase (Decrease) in Net Assets
Resulting from Operations	125,348

1 Dividends are net of foreign withholding taxes of $58,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,188	10,299
Realized Net Gain (Loss)	8,709	3,231
Change in Unrealized Appreciation (Depreciation)	100,451	40,254
Net Increase (Decrease) in Net Assets Resulting from Operations	125,348	53,784
Distributions[1]
Total Distributions	(14,480)	(5,019)
Capital Share Transactions
Issued	549,846	207,150
Issued in Lieu of Cash Distributions	14,480	5,019
Redeemed	(178,307)	(59,021)
Net Increase (Decrease) from Capital Share Transactions	386,019	153,148
Total Increase (Decrease)	496,887	201,913
Net Assets
Beginning of Period	401,990	200,077
End of Period	898,877	401,990

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Total International Stock Market Index Portfolio

Financial Highlights

				Sept. 7,
	Year Ended December 31,			2017[1] to
				Dec. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$21.38	$17.94	$21.15	$20.00
Investment Operations
Net Investment Income[2]	.487	.691	.646	.341
Capital Gain Distributions Received[2]	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.645	3.134	(3.716)	.809
Total from Investment Operations	2.132	3.825	(3.070)	1.150
Distributions
Dividends from Net Investment Income	(.415)	(.383)	(.127)	—
Distributions from Realized Capital Gains	(.117)	(.002)	(.013)	—
Total Distributions	(.532)	(.385)	(.140)	—
Net Asset Value, End of Period	$22.98	$21.38	$17.94	$21.15

Total Return	11.18%	21.55%	-14.62%	5.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$899	$402	$200	$71
Ratio of Total Expenses to Average Net Assets	—	—	—	—
Acquired Fund Fees and Expenses	0.10%	0.11%	0.11%	0.11%[3]
Ratio of Net Investment Income to Average Net Assets	2.50%	3.50%	3.23%	5.20%[3]
Portfolio Turnover Rate	22%	15%	6%	5%

1	Inception.

2	Calculated based on average shares outstanding.

3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

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Total International Stock Market Index Portfolio

Notes to Financial Statements

The Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1.       Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2.       Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3.       Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

4.       Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5.       Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may

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Total International Stock Market Index Portfolio

be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily.

B.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2020, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.       Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

At December 31, 2020, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	25,837
Undistributed Long-Term Gains	256
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	105,397

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Total International Stock Market Index Portfolio

The tax character of distributions paid was as follows:

	Year Ended December 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	14,336	5,019
Long-Term Capital Gains	144	—
Total	14,480	5,019

* Includes short-term capital gains, if any.

As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	793,996
Gross Unrealized Appreciation	105,501
Gross Unrealized Depreciation	(104)
Net Unrealized Appreciation (Depreciation)	105,397

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	28,239	10,380
Issued in Lieu of Cash Distributions	936	260
Redeemed	(8,867)	(2,988)
Net Increase (Decrease) in Shares Outstanding	20,308	7,652

At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 25% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.

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Total International Stock Market Index Portfolio

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	179	NA1	NA1	(2)	—	3	—	374
Vanguard Developed
Markets Index Fund	111,110	138,469	28,527	3,293	26,378	4,621	—	250,723
Vanguard Emerging
Markets Stock
Index Fund	57,119	105,083	27,036	3,546	23,392	2,701	—	162,104
Vanguard European
Stock Index Fund	52,231	70,288	23,672	3,697	7,060	2,095	—	109,604
Vanguard FTSE
Canada All Cap
Index ETF	4,942	7,875	—	—	2,242	332	—	15,059
Vanguard FTSE
All-World ex-US
Index Fund	111,024	133,895	23,960	2,060	28,826	4,525	—	251,845
Vanguard FTSE
All-World ex-US
Small-Cap Index
Fund	27,739	25,967	22,652	(5,187)	2,018	495	—	27,885
Vanguard Pacific
Stock Index Fund	37,595	45,574	13,200	1,295	10,535	1,416	—	81,799
Total	401,939	527,151	139,047	8,702	100,451	16,188	—	899,393

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.

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Total International Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total International Stock Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period September 7, 2017 (inception) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period September 7, 2017 (inception) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for corporate shareholders only for Total International Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $144,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The portfolio designates to shareholders foreign source income of $17,623,000 and foreign taxes paid of $1,531,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.

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Total International Stock Market Index Portfolio

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018– present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

(2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q690TISM 022021

Annual Report | December 31, 2020

Vanguard Variable Insurance Funds

Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

Contents

Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)	1

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

Total Stock Market Index Portfolio

Your Portfolio’s Performance at a Glance

●  For the 12 months ended December 31, 2020, the Total Stock Market Index Portfolio of Vanguard Variable Insurance Funds returned 20.55%, in line with the 20.79% return of its benchmark index after factoring in the portfolio’s expenses.

●  The portfolio, which invests in the VVIF Equity Index Portfolio and Vanguard Extended Market Index Fund, provides exposure to every segment, size, and style of the U.S. equity market.

●  Stocks plummeted after COVID-19 emerged in early 2020 but ended significantly higher, thanks in part to monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines at the end of the year. Large-capitalization stocks outpaced mid- and small-caps, and growth stocks beat their value counterparts.

●  For the decade ended December 31, 2020, the portfolio recorded an average annual return of 13.60%, in line with its benchmark average of 13.73%.

●  Please note that the portfolio’s returns are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses.

Market Barometer

	Average Annual Total Returns
	Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16

CPI
Consumer Price Index	1.36%	1.85%	1.95%

 1

Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

●   Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

●   Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2020	12/31/2020	Period
Based on Actual Portfolio Return	$1,000.00	$1,250.90	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.48	0.66

The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

 2

Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2010–December 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended December 31, 2020			Final Value
				of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Stock Market Index Portfolio	20.55%	15.23%	13.60%	$35,797
S&P Total Market Index	20.79	15.37	13.73	36,200

See Financial Highlights for dividend and capital gains information.

 3

Total Stock Market Index Portfolio

Underlying Vanguard Funds

As of December 31, 2020

Vanguard Variable Insurance Funds Equity Index Portfolio	81.8%
Vanguard Extended Market Index Fund Admiral Shares	18.2

The table reflects the portfolio’s investments, except for short-term investments.

 4

Total Stock Market Index Portfolio

Financial Statements

Schedule of Investments

As of December 31, 2020

The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	52,657,784	2,830,882
Vanguard Extended Market Index Fund Admiral Shares	5,063,726	631,700
Total Investment Companies (Cost $2,323,940)		3,462,582
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.111% (Cost $270)	2,698	270
Total Investments (100.0%) (Cost $2,324,210)		3,462,852
Other Assets and Liabilities—Net (0.0%)		(511)
Net Assets (100%)		3,462,341

Cost is in $000.

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

 5

Total Stock Market Index Portfolio

Statement of Assets and Liabilities

As of December 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $2,324,210)	3,462,852
Receivables for Capital Shares Issued	1,437
Total Assets	3,464,289
Liabilities
Payables for Investment Securities Purchased	270
Payables for Capital Shares Redeemed	1,678
Total Liabilities	1,948
Net Assets	3,462,341

At December 31, 2020, net assets consisted of:

Paid-in Capital	2,081,296
Total Distributable Earnings (Loss)	1,381,045
Net Assets	3,462,341

Net Assets
Applicable to 71,299,459 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,462,341
Net Asset Value Per Share	$48.56

See accompanying Notes, which are an integral part of the Financial Statements.

 6

Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2020
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	48,195
Net Investment Income—Note B	48,195
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	48,616
Affiliated Funds Sold	149,759
Realized Net Gain (Loss)	198,375
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	347,064
Net Increase (Decrease) in Net Assets Resulting from Operations	593,634

Statement of Changes in Net Assets

	Year Ended December 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,195	43,273
Realized Net Gain (Loss)	198,375	89,139
Change in Unrealized Appreciation (Depreciation)	347,064	502,495
Net Increase (Decrease) in Net Assets Resulting from Operations	593,634	634,907
Distributions[1]
Total Distributions	(134,229)	(103,354)
Capital Share Transactions
Issued	628,862	322,975
Issued in Lieu of Cash Distributions	134,229	103,354
Redeemed	(516,850)	(248,175)
Net Increase (Decrease) from Capital Share Transactions	246,241	178,154
Total Increase (Decrease)	705,646	709,707
Net Assets
Beginning of Period	2,756,695	2,046,988
End of Period	3,462,341	2,756,695

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

 7

Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding			Year Ended December 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$42.81	$34.26	$38.26	$34.10	$32.06
Investment Operations
Net Investment Income	.678[1]	.694[1]	.603[1]	.604[1]	.710
Capital Gain Distributions Received	.684[1]	.789[1]	.494[1]	.890[1]	.478
Net Realized and Unrealized Gain (Loss) on Investments	6.354	8.792	(2.964)	5.270	2.598
Total from Investment Operations	7.716	10.275	(1.867)	6.764	3.786
Distributions
Dividends from Net Investment Income	(.671)	(.618)	(.600)	(.699)	(.484)
Distributions from Realized Capital Gains	(1.295)	(1.107)	(1.533)	(1.905)	(1.262)
Total Distributions	(1.966)	(1.725)	(2.133)	(2.604)	(1.746)
Net Asset Value, End of Period	$48.56	$42.81	$34.26	$38.26	$34.10

Total Return	20.55%	30.75%	-5.34%	20.97%	12.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,462	$2,757	$2,047	$2,104	$1,735
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.66%	1.79%	1.59%	1.71%	2.10%
Portfolio Turnover Rate	13%	4%	5%	6%	9%

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

 8

Total Stock Market Index Portfolio

Notes to Financial Statements

The Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. The portfolio invests a substantial amount of its assets in VVIF Equity Index Portfolio. The accompanying financial statements of VVIF Equity Index Portfolio should be read in conjunction with the financial statements of the portfolio. Financial statements and other information about each underlying fund and portfolio are available at www.vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines

 9

Total Stock Market Index Portfolio

approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2020, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

At December 31, 2020, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	45,489
Undistributed Long-Term Gains	196,914
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,138,642

The tax character of distributions paid was as follows:

	Year Ended December 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	45,824	37,038
Long-Term Capital Gains	88,405	66,316
Total	134,229	103,354

* Includes short-term capital gains, if any.

As of December 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,324,210
Gross Unrealized Appreciation	1,138,705
Gross Unrealized Depreciation	(63)
Net Unrealized Appreciation (Depreciation)	1,138,642

 10

Total Stock Market Index Portfolio

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	15,326	8,273
Issued in Lieu of Cash Distributions	4,288	2,779
Redeemed	(12,710)	(6,412)
Net Increase (Decrease) in Shares Outstanding	6,904	4,640

At December 31, 2020, one shareholder (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders) was the record or beneficial owner of 48% of the portfolio’s net assets. If this shareholder were to redeem its investment in the portfolio, the redemption might lead to the realization of taxable capital gains.

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Dec. 31,		Proceeds	Realized				Dec. 31,
	2019		from	Net	Change in	Capital Gain		2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market Index Fund	449,314	125,936	94,609	31,942	119,117	6,750	—	631,700
Vanguard Market Liquidity Fund	13	NA1	NA1	(1)	—	3	—	270
Vanguard Variable Insurance Funds—Equity Index Portfolio	2,307,447	457,620	279,950	117,818	227,947	41,442	48,616	2,830,882
Total	2,756,774	583,556	374,559	149,759	347,064	48,195	48,616	3,462,852

1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.

 11

Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Total Stock Market Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for corporate shareholders only for Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $88,405,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 89.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

 12

Total Stock Market Index Portfolio

The “S&P Total Market Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P® and S&P 500® are trademarks of S&P; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Vanguard. The Total Stock Market Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Total Stock Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Stock Market Index Portfolio particularly or the ability of the S&P Total Market Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Total Market Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Total Market Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Total Stock Market Index Portfolio. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of the Total Stock Market Index Portfolio into consideration in determining, composing or calculating the S&P Total Market Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Total Stock Market Index Portfolio or the timing of the issuance or sale of the Total Stock Market Index Portfolio or in the determination or calculation of the equation by which the Total Stock Market Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Total Stock Market Index Portfolio. There is no assurance that investment products based on the S&P Total Market Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL STOCK MARKET INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TOTAL MARKET INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

 13

Equity Index Portfolio

Your Portfolio’s Performance at a Glance
•	For the 12 months ended December 31, 2020, the Equity Index Portfolio of Vanguard Variable Insurance Funds returned 18.20%, in line with the 18.40% return of its benchmark, the Standard & Poor’s 500 Index, after factoring in the portfolio’s expenses.
•	Stocks initially plummeted after the emergence of COVID-19 in early 2020 but finished the year significantly higher. That was thanks in part to rapid, robust monetary and fiscal action by policymakers and the rollout of COVID-19 vaccines at the end of the year.
•	The portfolio benefited most from its holdings in the information technology, consumer discretionary, and communication services sectors.
•	The portfolio recorded an average annual return of 13.72% for the 10 years ended December 31, 2020, in line with its benchmark average of 13.88%.
•	Please note that the portfolio returns in Vanguard Variable Insurance Funds are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.
Market Barometer
	Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	20.96%	14.82%	15.60%
Russell 2000 Index (Small-caps)	19.96	10.25	13.26
Russell 3000 Index (Broad U.S. market)	20.89	14.49	15.43
FTSE All-World ex US Index (International)	11.22	5.18	9.16
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.51%	5.34%	4.44%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	5.21	4.64	3.91
FTSE Three-Month U.S. Treasury Bill Index	0.58	1.56	1.16
CPI
Consumer Price Index	1.36%	1.85%	1.95%
14

Equity Index Portfolio

About Your Portfolio’s Expenses
As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.
A portfolio‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your portfolio’s costs in two ways:
•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading ”Expenses Paid During Period.”
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio‘s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the portfolio’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your portfolio’s current prospectus.
Six Months Ended December 31, 2020
Equity Index Portfolio	Beginning Account Value 6/30/2020	Ending Account Value 12/31/2020	Expenses Paid During Period
Based on Actual Portfolio Return	$1,000.00	$1,220.70	$0.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.43	0.71
The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).
15

Equity Index Portfolio
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.
Cumulative Performance: December 31, 2010, Through December 31, 2020
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended December 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Index Portfolio	18.20%	15.05%	13.72%	$36,173
S&P 500 Index	18.40	15.22	13.88	36,700
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.79	15.36	13.74	36,240
See Financial Highlights for dividend and capital gains information.
16

Equity Index Portfolio
Portfolio Allocation
As of December 31, 2020
Communication Services	10.8%
Consumer Discretionary	12.7
Consumer Staples	6.5
Energy	2.3
Financials	10.4
Health Care	13.5
Industrials	8.4
Information Technology	27.6
Materials	2.6
Real Estate	2.4
Utilities	2.8
The table reflects the portfolio’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The portfolio may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
17

Equity Index Portfolio
Financial Statements
Schedule of Investments
As of December 31, 2020
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.2%)
Communication Services (10.7%)
*	Facebook Inc. Class A	569,523	155,571
*	Alphabet Inc. Class A	71,190	124,770
*	Alphabet Inc. Class C	68,805	120,538
*	Walt Disney Co.	428,905	77,709
	Verizon Communications Inc.	980,245	57,589
	Comcast Corp. Class A	1,081,583	56,675
*	Netflix Inc.	104,667	56,597
	AT&T Inc.	1,688,130	48,550
*	Charter Communications Inc. Class A	34,558	22,862
*	T-Mobile US Inc.	138,160	18,631
	Activision Blizzard Inc.	183,122	17,003
*	Twitter Inc.	188,469	10,206
	Electronic Arts Inc.	68,737	9,871
*	Take-Two Interactive Software Inc.	27,287	5,670
	ViacomCBS Inc. Class B	133,671	4,980
	Omnicom Group Inc.	50,864	3,172
*	Live Nation Entertainment Inc.	33,831	2,486
	Fox Corp. Class A	79,734	2,322
	CenturyLink Inc.	233,626	2,278
	Interpublic Group of Cos. Inc.	92,293	2,171
*	Discovery Inc. Class C	73,650	1,929
*	DISH Network Corp. Class A	58,505	1,892
	News Corp. Class A	101,368	1,821
*	Discovery Inc. Class A	37,558	1,130
	Fox Corp. Class B	36,732	1,061
	News Corp. Class B	19,941	354
			807,838
Consumer Discretionary (12.6%)
*	Amazon.com Inc.	101,039	329,077
*	Tesla Inc.	179,655	126,777
	Home Depot Inc.	255,064	67,750
	NIKE Inc. Class B	297,290	42,058
	McDonald's Corp.	176,542	37,882
	Starbucks Corp.	278,100	29,751
	Lowe's Cos. Inc.	173,606	27,866
*	Booking Holdings Inc.	9,703	21,611
	Target Corp.	118,630	20,942
	TJX Cos. Inc.	284,490	19,428
	General Motors Co.	298,371	12,424
	Dollar General Corp.	58,042	12,206
	Ross Stores Inc.	84,366	10,361
*	Chipotle Mexican Grill Inc. Class A	6,632	9,197
	Aptiv plc	64,004	8,339
	Marriott International Inc. Class A	63,039	8,316
	Ford Motor Co.	926,125	8,141
	eBay Inc.	155,226	7,800
*	O'Reilly Automotive Inc.	17,173	7,772
	Yum! Brands Inc.	71,514	7,764
	Hilton Worldwide Holdings Inc.	65,784	7,319
*	AutoZone Inc.	5,496	6,515
	VF Corp.	75,840	6,478
*	Dollar Tree Inc.	55,776	6,026
	Best Buy Co. Inc.	54,669	5,455
	DR Horton Inc.	78,659	5,421
*	Etsy Inc.	29,911	5,321
	Lennar Corp. Class A	64,457	4,914
	Las Vegas Sands Corp.	77,709	4,631
		Shares	Market Value• ($000)
	Expedia Group Inc.	32,163	4,258
	Garmin Ltd.	35,291	4,223
	Tractor Supply Co.	27,563	3,875
*	Ulta Beauty Inc.	13,330	3,828
	Carnival Corp.	175,960	3,811
	Darden Restaurants Inc.	30,805	3,670
*	CarMax Inc.	38,823	3,667
	Domino's Pizza Inc.	9,322	3,575
	Pool Corp.	9,501	3,539
	Genuine Parts Co.	34,133	3,428
*	NVR Inc.	830	3,386
	Tiffany & Co.	25,565	3,361
	Royal Caribbean Cruises Ltd.	44,056	3,291
	MGM Resorts International	96,998	3,056
	Hasbro Inc.	30,152	2,820
	PulteGroup Inc.	63,432	2,735
	Whirlpool Corp.	14,798	2,671
	Wynn Resorts Ltd.	22,971	2,592
	Advance Auto Parts Inc.	16,054	2,529
*	LKQ Corp.	66,245	2,334
	BorgWarner Inc.	57,846	2,235
	L Brands Inc.	55,273	2,056
	Tapestry Inc.	65,638	2,040
*	Mohawk Industries Inc.	14,150	1,994
*	Norwegian Cruise Line Holdings Ltd.	74,681	1,899
	Newell Brands Inc.	89,348	1,897
	PVH Corp.	16,822	1,579
	Leggett & Platt Inc.	31,354	1,389
	Hanesbrands Inc.	82,421	1,202
	Ralph Lauren Corp. Class A	11,411	1,184
	Gap Inc.	48,678	983
*	Under Armour Inc. Class A	44,811	769
*	Under Armour Inc. Class C	45,820	682
	Lennar Corp. Class B	1,028	63
			954,163
Consumer Staples (6.5%)
	Procter & Gamble Co.	587,340	81,722
	Coca-Cola Co.	916,280	50,249
	PepsiCo Inc.	327,377	48,550
	Walmart Inc.	328,391	47,338
	Costco Wholesale Corp.	104,525	39,383
	Philip Morris International Inc.	368,951	30,545
	Mondelez International Inc. Class A	338,770	19,808
	Altria Group Inc.	440,387	18,056
	Colgate-Palmolive Co.	203,008	17,359
	Estee Lauder Cos. Inc. Class A	53,660	14,284
	Kimberly-Clark Corp.	80,583	10,865
	Sysco Corp.	120,718	8,965
	Constellation Brands Inc. Class A	40,173	8,800
	General Mills Inc.	144,880	8,519
*	Monster Beverage Corp.	87,597	8,101
	Walgreens Boots Alliance Inc.	170,410	6,796
	Archer-Daniels-Midland Co.	131,938	6,651
	Clorox Co.	29,896	6,037
	Kroger Co.	183,683	5,834
	McCormick & Co. Inc. (Non-Voting)	58,999	5,640
	Kraft Heinz Co.	153,736	5,328
	Hershey Co.	34,905	5,317
	Church & Dwight Co. Inc.	58,954	5,143
18

Equity Index Portfolio
		Shares	Market Value• ($000)
	Tyson Foods Inc. Class A	69,589	4,484
	Conagra Brands Inc.	115,583	4,191
	Kellogg Co.	60,181	3,745
	Brown-Forman Corp. Class B	43,184	3,430
	J M Smucker Co.	26,994	3,121
	Hormel Foods Corp.	66,428	3,096
	Lamb Weston Holdings Inc.	34,625	2,726
	Campbell Soup Co.	47,918	2,317
	Molson Coors Beverage Co. Class B	44,512	2,011
			488,411
Energy (2.2%)
	Exxon Mobil Corp.	1,001,678	41,289
	Chevron Corp.	456,049	38,513
	ConocoPhillips	253,049	10,119
	Phillips 66	103,573	7,244
	Schlumberger NV	330,098	7,206
	EOG Resources Inc.	138,325	6,898
	Marathon Petroleum Corp.	154,318	6,383
	Kinder Morgan Inc.	461,690	6,311
	Williams Cos. Inc.	287,853	5,771
	Valero Energy Corp.	96,757	5,474
	Pioneer Natural Resources Co.	38,903	4,431
	ONEOK Inc.	105,148	4,036
	Halliburton Co.	209,182	3,954
	Occidental Petroleum Corp.	198,301	3,433
	Hess Corp.	64,667	3,414
	Baker Hughes Co. Class A	162,286	3,384
	Concho Resources Inc.	46,451	2,710
	Diamondback Energy Inc.	37,381	1,809
	Cabot Oil & Gas Corp.	94,309	1,535
	Devon Energy Corp.	90,528	1,431
	Apache Corp.	89,324	1,267
	National Oilwell Varco Inc.	91,910	1,262
	Marathon Oil Corp.	186,801	1,246
	TechnipFMC plc	99,536	936
	HollyFrontier Corp.	35,618	921
			170,977
Financials (10.4%)
*	Berkshire Hathaway Inc. Class B	429,515	99,592
	JPMorgan Chase & Co.	722,129	91,761
	Bank of America Corp.	1,803,394	54,661
	Citigroup Inc.	493,235	30,413
	Wells Fargo & Co.	979,489	29,561
	BlackRock Inc.	33,598	24,242
	Morgan Stanley	338,557	23,201
	Goldman Sachs Group Inc.	81,499	21,492
	Charles Schwab Corp.	353,373	18,743
	S&P Global Inc.	56,986	18,733
	American Express Co.	154,511	18,682
	Chubb Ltd.	106,923	16,458
	CME Group Inc.	85,040	15,482
	Intercontinental Exchange Inc.	132,951	15,328
	Truist Financial Corp.	319,412	15,309
	US Bancorp	324,807	15,133
	PNC Financial Services Group Inc.	100,387	14,958
	Marsh & McLennan Cos. Inc.	120,157	14,058
	Progressive Corp.	138,721	13,717
	Aon plc Class A	54,167	11,444
	Moody's Corp.	38,260	11,105
	Capital One Financial Corp.	108,353	10,711
	MSCI Inc. Class A	19,645	8,772
	MetLife Inc.	181,293	8,512
	Travelers Cos. Inc.	60,035	8,427
	Bank of New York Mellon Corp.	193,205	8,200
	T. Rowe Price Group Inc.	53,666	8,124
	Allstate Corp.	72,074	7,923
	American International Group Inc.	204,222	7,732
	Prudential Financial Inc.	93,880	7,329
		Shares	Market Value• ($000)
*	Berkshire Hathaway Inc. Class A	21	7,304
	Aflac Inc.	154,885	6,889
	Discover Financial Services	72,680	6,580
	Willis Towers Watson plc	30,568	6,440
	State Street Corp.	83,670	6,090
	First Republic Bank	41,235	6,059
	Arthur J Gallagher & Co.	45,616	5,643
	Ameriprise Financial Inc.	27,989	5,439
	MarketAxess Holdings Inc.	8,981	5,124
*	SVB Financial Group	12,295	4,768
	Fifth Third Bancorp	169,101	4,662
	Northern Trust Corp.	49,234	4,586
	Synchrony Financial	128,432	4,458
	Hartford Financial Services Group Inc.	84,775	4,152
	M&T Bank Corp.	30,354	3,864
	KeyCorp	231,034	3,791
	Regions Financial Corp.	227,240	3,663
	Citizens Financial Group Inc.	101,467	3,628
	Nasdaq Inc.	27,160	3,605
	Cincinnati Financial Corp.	35,402	3,093
	Huntington Bancshares Inc.	240,706	3,040
	Principal Financial Group Inc.	60,449	2,999
	Raymond James Financial Inc.	28,828	2,758
	Loews Corp.	55,272	2,488
	Cboe Global Markets Inc.	25,557	2,380
	Everest Re Group Ltd.	9,455	2,213
	W R Berkley Corp.	33,308	2,212
	Globe Life Inc.	22,779	2,163
	Lincoln National Corp.	42,980	2,162
	Assurant Inc.	14,033	1,912
	Comerica Inc.	32,912	1,838
	Zions Bancorp NA	38,808	1,686
	Franklin Resources Inc.	64,714	1,617
	Invesco Ltd.	89,101	1,553
	People's United Financial Inc.	100,530	1,300
	Unum Group	48,182	1,105
			783,067
Health Care (13.4%)
	Johnson & Johnson	623,658	98,151
	UnitedHealth Group Inc.	224,787	78,828
	Merck & Co. Inc.	599,377	49,029
	Pfizer Inc.	1,316,842	48,473
	Abbott Laboratories	419,888	45,974
	AbbVie Inc.	418,256	44,816
	Thermo Fisher Scientific Inc.	93,893	43,733
	Medtronic plc	318,892	37,355
	Danaher Corp.	149,780	33,272
	Bristol-Myers Squibb Co.	535,378	33,209
	Eli Lilly & Co.	188,095	31,758
	Amgen Inc.	137,922	31,711
*	Intuitive Surgical Inc.	27,853	22,787
	CVS Health Corp.	310,108	21,180
	Stryker Corp.	77,463	18,982
	Anthem Inc.	58,926	18,921
	Zoetis Inc.	112,604	18,636
	Cigna Corp.	85,598	17,820
	Gilead Sciences Inc.	296,984	17,302
	Becton Dickinson & Co.	68,714	17,194
*	Vertex Pharmaceuticals Inc.	61,614	14,562
*	Edwards Lifesciences Corp.	147,674	13,472
	Humana Inc.	31,359	12,866
*	Illumina Inc.	34,591	12,799
*	Boston Scientific Corp.	339,328	12,199
*	Regeneron Pharmaceuticals Inc.	24,843	12,002
	HCA Healthcare Inc.	62,541	10,285
*	IDEXX Laboratories Inc.	20,211	10,103
	Baxter International Inc.	121,042	9,712
*	Align Technology Inc.	17,005	9,087
*	Biogen Inc.	36,467	8,929

19

Equity Index Portfolio
		Shares	Market Value• ($000)
	Agilent Technologies Inc.	72,522	8,593
*	DexCom Inc.	22,762	8,416
*	Centene Corp.	137,425	8,250
*	IQVIA Holdings Inc.	45,444	8,142
*	Alexion Pharmaceuticals Inc.	51,873	8,105
	Zimmer Biomet Holdings Inc.	49,139	7,572
	ResMed Inc.	34,355	7,302
	McKesson Corp.	38,075	6,622
*	Mettler-Toledo International Inc.	5,643	6,431
	Cerner Corp.	72,732	5,708
*	Viatris Inc.	285,398	5,348
	West Pharmaceutical Services Inc.	17,544	4,970
*	Laboratory Corp. of America Holdings	23,044	4,691
	Teleflex Inc.	11,018	4,535
*	Hologic Inc.	60,807	4,429
	Cooper Cos. Inc.	11,603	4,216
*	Catalent Inc.	38,968	4,055
*	Incyte Corp.	44,045	3,831
	STERIS plc	20,187	3,826
	PerkinElmer Inc.	26,493	3,802
	Quest Diagnostics Inc.	31,885	3,800
*	Varian Medical Systems Inc.	21,613	3,782
	Cardinal Health Inc.	69,425	3,718
*	Waters Corp.	14,680	3,632
*	ABIOMED Inc.	10,692	3,466
	AmerisourceBergen Corp. Class A	34,796	3,402
*	Bio-Rad Laboratories Inc. Class A	5,093	2,969
	DENTSPLY SIRONA Inc.	51,710	2,708
	Universal Health Services Inc. Class B	18,390	2,529
*	Henry Schein Inc.	33,781	2,259
*	DaVita Inc.	17,489	2,053
	Perrigo Co. plc	32,294	1,444
			1,009,753
Industrials (8.3%)
	Honeywell International Inc.	166,237	35,359
	Union Pacific Corp.	159,641	33,240
	United Parcel Service Inc. Class B	169,425	28,531
	Boeing Co.	125,722	26,912
	Raytheon Technologies Corp.	359,780	25,728
	3M Co.	136,656	23,886
	Caterpillar Inc.	128,694	23,425
	General Electric Co.	2,075,376	22,414
	Lockheed Martin Corp.	58,321	20,703
	Deere & Co.	74,232	19,972
	CSX Corp.	181,188	16,443
	FedEx Corp.	57,228	14,858
	Norfolk Southern Corp.	60,176	14,298
	Illinois Tool Works Inc.	68,218	13,908
	Emerson Electric Co.	141,672	11,386
	Eaton Corp. plc	94,428	11,345
	Northrop Grumman Corp.	36,732	11,193
	Waste Management Inc.	92,107	10,862
	Roper Technologies Inc.	24,849	10,712
	L3Harris Technologies Inc.	49,790	9,411
	Parker-Hannifin Corp.	30,528	8,316
	Trane Technologies plc	56,914	8,262
	General Dynamics Corp.	55,093	8,199
	Verisk Analytics Inc. Class A	38,538	8,000
	Johnson Controls International plc	171,583	7,994
*	TransDigm Group Inc.	12,904	7,986
	Cummins Inc.	35,083	7,967
	IHS Markit Ltd.	88,344	7,936
	Cintas Corp.	20,836	7,365
	Carrier Global Corp.	193,129	7,285
	PACCAR Inc.	82,135	7,087
	Rockwell Automation Inc.	27,546	6,909
	Stanley Black & Decker Inc.	37,989	6,783
	Fastenal Co.	136,131	6,647
	AMETEK Inc.	54,554	6,598
		Shares	Market Value• ($000)
	Southwest Airlines Co.	139,969	6,524
	Otis Worldwide Corp.	96,564	6,523
*	Copart Inc.	49,284	6,271
	Delta Air Lines Inc.	151,251	6,082
	Fortive Corp.	79,988	5,665
	Equifax Inc.	28,856	5,565
	Republic Services Inc. Class A	49,761	4,792
	Kansas City Southern	22,221	4,536
	Old Dominion Freight Line Inc.	22,839	4,458
	WW Grainger Inc.	10,667	4,356
	Xylem Inc.	42,643	4,341
	Dover Corp.	34,095	4,304
*	Ingersoll Rand Inc.	87,945	4,007
*	United Rentals Inc.	17,068	3,958
	Expeditors International of Washington Inc.	40,047	3,809
	IDEX Corp.	17,911	3,568
*	Teledyne Technologies Inc.	8,726	3,420
	Masco Corp.	61,908	3,401
	Jacobs Engineering Group Inc.	30,668	3,342
	Westinghouse Air Brake Technologies Corp.	42,328	3,098
	CH Robinson Worldwide Inc.	32,321	3,034
*	United Airlines Holdings Inc.	69,241	2,995
	Fortune Brands Home & Security Inc.	32,869	2,818
	JB Hunt Transport Services Inc.	19,754	2,699
	Howmet Aerospace Inc.	92,332	2,635
	Textron Inc.	54,152	2,617
	Allegion plc	21,775	2,534
	Quanta Services Inc.	32,855	2,366
	American Airlines Group Inc.	144,510	2,279
	Snap-on Inc.	12,828	2,195
	Pentair plc	39,359	2,090
	Rollins Inc.	52,342	2,045
	Nielsen Holdings plc	84,465	1,763
	A O Smith Corp.	32,041	1,756
	Robert Half International Inc.	26,970	1,685
	Huntington Ingalls Industries Inc.	9,581	1,633
	Alaska Air Group Inc.	29,257	1,521
	Flowserve Corp.	30,750	1,133
			629,738
Information Technology (27.4%)
	Apple Inc.	3,786,235	502,396
	Microsoft Corp.	1,791,147	398,387
	Visa Inc. Class A	401,711	87,866
	NVIDIA Corp.	146,642	76,576
	Mastercard Inc. Class A	208,413	74,391
*	PayPal Holdings Inc.	277,583	65,010
*	Adobe Inc.	113,651	56,839
	Intel Corp.	970,812	48,366
*	salesforce.com Inc.	216,777	48,239
	Cisco Systems Inc.	1,001,111	44,800
	Broadcom Inc.	95,823	41,956
	QUALCOMM Inc.	267,925	40,816
	Accenture plc Class A	150,091	39,205
	Texas Instruments Inc.	217,416	35,685
	Oracle Corp.	449,396	29,071
	International Business Machines Corp.	211,111	26,575
*	Advanced Micro Devices Inc.	284,933	26,131
*	ServiceNow Inc.	46,224	25,443
	Intuit Inc.	62,253	23,647
	Fidelity National Information Services Inc.	147,010	20,796
*	Micron Technology Inc.	263,717	19,826
	Applied Materials Inc.	216,345	18,671
	Automatic Data Processing Inc.	101,600	17,902
	Lam Research Corp.	34,116	16,112
*	Autodesk Inc.	52,097	15,907
*	Fiserv Inc.	136,217	15,510
	Global Payments Inc.	70,927	15,279
	Analog Devices Inc.	87,531	12,931
	Cognizant Technology Solutions Corp. Class A	126,679	10,381

20

Equity Index Portfolio
		Shares	Market Value• ($000)
	KLA Corp.	36,699	9,502
	TE Connectivity Ltd.	78,383	9,490
*	Synopsys Inc.	36,175	9,378
	Amphenol Corp. Class A	70,902	9,272
*	Cadence Design Systems Inc.	66,110	9,019
	Microchip Technology Inc.	61,711	8,523
	Xilinx Inc.	58,096	8,236
	HP Inc.	325,571	8,006
*	ANSYS Inc.	20,361	7,407
	Paychex Inc.	75,853	7,068
	Motorola Solutions Inc.	40,199	6,836
	Corning Inc.	181,173	6,522
	Skyworks Solutions Inc.	39,395	6,023
*	Keysight Technologies Inc.	43,957	5,806
	Maxim Integrated Products Inc.	63,244	5,607
*	FleetCor Technologies Inc.	19,786	5,398
*	Paycom Software Inc.	11,590	5,242
*	VeriSign Inc.	23,757	5,141
*	Zebra Technologies Corp. Class A	12,654	4,863
*	Fortinet Inc.	31,879	4,735
	Teradyne Inc.	39,290	4,711
*	Qorvo Inc.	26,986	4,487
	CDW Corp.	33,945	4,474
	Broadridge Financial Solutions Inc.	27,355	4,191
*	Tyler Technologies Inc.	9,542	4,165
*	Akamai Technologies Inc.	38,516	4,044
	Western Digital Corp.	71,982	3,987
	Citrix Systems Inc.	29,131	3,790
*	Arista Networks Inc.	12,890	3,745
	Hewlett Packard Enterprise Co.	304,491	3,608
	NetApp Inc.	52,853	3,501
*	Gartner Inc.	21,125	3,384
	Leidos Holdings Inc.	31,652	3,327
	Seagate Technology plc	52,885	3,287
	Jack Henry & Associates Inc.	18,056	2,925
	NortonLifeLock Inc.	140,036	2,910
*	F5 Networks Inc.	14,576	2,565
	Western Union Co.	97,271	2,134
*	IPG Photonics Corp.	8,450	1,891
	Juniper Networks Inc.	78,030	1,756
	DXC Technology Co.	60,199	1,550
	FLIR Systems Inc.	31,031	1,360
*	Vontier Corp.	31,872	1,065
	Xerox Holdings Corp.	39,430	914
			2,070,559
Materials (2.6%)
	Linde plc	124,340	32,765
	Air Products and Chemicals Inc.	52,364	14,307
	Sherwin-Williams Co.	19,366	14,232
	Ecolab Inc.	58,835	12,730
	DuPont de Nemours Inc.	173,848	12,362
	Newmont Corp.	190,338	11,399
	Dow Inc.	175,765	9,755
	Freeport-McMoRan Inc.	344,338	8,960
	PPG Industries Inc.	55,985	8,074
	Ball Corp.	77,541	7,225
	Corteva Inc.	176,636	6,839
	LyondellBasell Industries NV Class A	60,998	5,591
	Vulcan Materials Co.	31,451	4,665
	International Paper Co.	93,292	4,638
	Amcor plc	371,068	4,367
	Martin Marietta Materials Inc.	14,733	4,184
	Nucor Corp.	71,439	3,800
	Albemarle Corp.	25,188	3,716
	Celanese Corp. Class A	27,658	3,594
	FMC Corp.	30,700	3,528
	Eastman Chemical Co.	32,053	3,214
	Packaging Corp. of America	22,432	3,094
	Avery Dennison Corp.	19,734	3,061
		Shares	Market Value• ($000)
[1]	International Flavors & Fragrances Inc.	25,299	2,754
	Westrock Co.	62,290	2,712
	CF Industries Holdings Inc.	50,616	1,959
	Mosaic Co.	81,619	1,878
	Sealed Air Corp.	36,703	1,681
			197,084
Real Estate (2.4%)
	American Tower Corp.	105,243	23,623
	Prologis Inc.	175,141	17,455
	Crown Castle International Corp.	102,187	16,267
	Equinix Inc.	21,111	15,077
	Digital Realty Trust Inc.	66,394	9,263
	Public Storage	36,050	8,325
	SBA Communications Corp. Class A	26,343	7,432
	Simon Property Group Inc.	77,754	6,631
	Welltower Inc.	98,969	6,395
	Weyerhaeuser Co.	177,044	5,936
	AvalonBay Communities Inc.	33,124	5,314
	Alexandria Real Estate Equities Inc.	29,296	5,221
	Realty Income Corp.	83,218	5,174
*	CBRE Group Inc. Class A	79,597	4,992
	Equity Residential	81,285	4,819
	Ventas Inc.	88,624	4,346
	Healthpeak Properties Inc.	127,387	3,851
	Essex Property Trust Inc.	15,428	3,663
	Extra Space Storage Inc.	30,577	3,543
	Duke Realty Corp.	88,004	3,518
	Mid-America Apartment Communities Inc.	27,060	3,428
	Boston Properties Inc.	33,515	3,168
	UDR Inc.	69,679	2,678
	Host Hotels & Resorts Inc.	166,884	2,441
	Iron Mountain Inc.	68,186	2,010
	Regency Centers Corp.	37,340	1,702
	Kimco Realty Corp.	102,337	1,536
	Federal Realty Investment Trust	16,290	1,387
	Vornado Realty Trust	37,113	1,386
	SL Green Realty Corp.	17,173	1,023
			181,604
Utilities (2.7%)
	NextEra Energy Inc.	464,072	35,803
	Duke Energy Corp.	174,326	15,961
	Southern Co.	250,232	15,372
	Dominion Energy Inc.	193,232	14,531
	American Electric Power Co. Inc.	117,618	9,794
	Exelon Corp.	231,163	9,760
	Sempra Energy	68,366	8,710
	Xcel Energy Inc.	124,541	8,303
	Eversource Energy	81,284	7,032
	Public Service Enterprise Group Inc.	119,941	6,992
	WEC Energy Group Inc.	74,793	6,883
	American Water Works Co. Inc.	42,987	6,597
	Consolidated Edison Inc.	81,151	5,865
	Edison International	89,794	5,641
	DTE Energy Co.	45,921	5,575
	PPL Corp.	182,458	5,145
	Entergy Corp.	47,375	4,730
	Ameren Corp.	58,489	4,566
	CMS Energy Corp.	67,747	4,133
	FirstEnergy Corp.	128,376	3,930
	AES Corp.	157,365	3,698
	Alliant Energy Corp.	59,089	3,045
	Evergy Inc.	53,667	2,979
	Atmos Energy Corp.	29,790	2,843
	CenterPoint Energy Inc.	128,908	2,790
	NRG Energy Inc.	57,782	2,170
	Pinnacle West Capital Corp.	26,641	2,130

21

Equity Index Portfolio
		Shares	Market Value• ($000)
	NiSource Inc.	90,678	2,080
			207,058
Total Common Stocks (Cost $4,036,605)			7,500,252
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[2,3]	Vanguard Market Liquidity Fund, 0.111%	486,636	48,663
		Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
[4]	United States Treasury Bill, 0.097%, 1/5/21	1,470	1,470
[4]	United States Treasury Bill, 0.095%, 1/28/21	1,002	1,002
			2,472
Total Temporary Cash Investments (Cost $51,135)			51,135
Total Investments (99.9%) (Cost $4,087,740)			7,551,387
Other Assets and Liabilities—Net (0.1%)			3,977
Net Assets (100%)			7,555,364
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,645,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $2,770,000 was received for securities on loan.
4	Securities with a value of $2,472,000 have been segregated as initial margin for open futures contracts.
22

Equity Index Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2021	293	54,920	1,251
See accompanying Notes, which are an integral part of the Financial Statements.
23

Equity Index Portfolio
Statement of Assets and Liabilities
As of December 31, 2020
($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,039,077)	7,502,724
Affiliated Issuers (Cost $48,663)	48,663
Total Investments in Securities	7,551,387
Investment in Vanguard	286
Cash Collateral Pledged—Futures Contracts	677
Receivables for Accrued Income	5,572
Receivables for Capital Shares Issued	806
Variation Margin Receivable—Futures Contracts	350
Total Assets	7,559,078
Liabilities
Due to Custodian	11
Payables for Investment Securities Purchased	3
Collateral for Securities on Loan	2,770
Payables for Capital Shares Redeemed	362
Payables to Vanguard	568
Total Liabilities	3,714
Net Assets	7,555,364
At December 31, 2020, net assets consisted of:

Paid-in Capital	3,678,282
Total Distributable Earnings (Loss)	3,877,082
Net Assets	7,555,364

Net Assets
Applicable to 140,527,793 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,555,364
Net Asset Value Per Share	$53.76
24

Equity Index Portfolio
Statement of Operations

Year Ended December 31, 2020
($000)
Investment Income
Income
Dividends	121,672
Interest[1]	163
Securities Lending—Net	116
Total Income	121,951
Expenses
The Vanguard Group—Note B
Investment Advisory Services	978
Management and Administrative	7,409
Marketing and Distribution	576
Custodian Fees	50
Auditing Fees	72
Shareholders’ Reports	42
Trustees’ Fees and Expenses	4
Total Expenses	9,131
Net Investment Income	112,820
Realized Net Gain (Loss)
Investment Securities Sold[1]	302,910
Futures Contracts	8,611
Realized Net Gain (Loss)	311,521
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	748,174
Futures Contracts	655
Change in Unrealized Appreciation (Depreciation)	748,829
Net Increase (Decrease) in Net Assets Resulting from Operations	1,173,170
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the portfolio were $150,000, ($22,000), and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.
25

Equity Index Portfolio
Statement of Changes in Net Assets

	Year Ended December 31,
	2020 ($000)	2019 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,820	107,281
Realized Net Gain (Loss)	311,521	132,104
Change in Unrealized Appreciation (Depreciation)	748,829	1,295,996
Net Increase (Decrease) in Net Assets Resulting from Operations	1,173,170	1,535,381
Distributions[1]
Total Distributions	(242,631)	(247,426)
Capital Share Transactions
Issued	996,555	584,985
Issued in Lieu of Cash Distributions	242,631	247,426
Redeemed	(1,072,379)	(596,018)
Net Increase (Decrease) from Capital Share Transactions	166,807	236,393
Total Increase (Decrease)	1,097,346	1,524,348
Net Assets
Beginning of Period	6,458,018	4,933,670
End of Period	7,555,364	6,458,018
1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.
26

Equity Index Portfolio
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$47.70	$38.03	$41.17	$35.63	$33.25
Investment Operations
Net Investment Income	.798[1]	.805[1]	.804[1]	.699[1]	.704
Net Realized and Unrealized Gain (Loss) on Investments	7.014	10.791	(2.556)	6.734	3.055
Total from Investment Operations	7.812	11.596	(1.752)	7.433	3.759
Distributions
Dividends from Net Investment Income	(.806)	(.834)	(.703)	(.699)	(.759)
Distributions from Realized Capital Gains	(.946)	(1.092)	(.685)	(1.194)	(.620)
Total Distributions	(1.752)	(1.926)	(1.388)	(1.893)	(1.379)
Net Asset Value, End of Period	$53.76	$47.70	$38.03	$41.17	$35.63
Total Return	18.20%	31.30%	-4.51%	21.66%	11.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,555	$6,458	$4,934	$5,178	$4,329
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.87%	1.94%	1.85%	2.08%
Portfolio Turnover Rate	8%	4%	5%	5%	7%
1	Calculated based on average shares outstanding.
See accompanying Notes, which are an integral part of the Financial Statements.
27

Equity Index Portfolio
Notes to Financial Statements
The Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the portfolio and thus portfolio performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended December 31, 2020, the portfolio’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The portfolio’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the portfolio’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the portfolio’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of
28

Equity Index Portfolio
prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The portfolio and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the portfolio’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the portfolio and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the portfolio may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the portfolio’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended December 31, 2020, the portfolio did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2020, the portfolio had contributed to Vanguard capital in the amount of $286,000, representing less than 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.
29

Equity Index Portfolio
C.  Various inputs may be used to determine the value of the portfolio’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio's investments and derivatives as of December 31, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	7,500,252	—	—	7,500,252
Temporary Cash Investments	48,663	2,472	—	51,135
Total	7,548,915	2,472	—	7,551,387

Derivative Financial Instruments
Assets
Futures Contracts[1]	350	—	—	350
1	Represents variation margin on the last day of the reporting period.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	103,290
Undistributed Long-Term Gains	309,745
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,464,047
The tax character of distributions paid was as follows:
	Year Ended December 31,
	2020 Amount ($000)	2019 Amount ($000)
Ordinary Income*	115,359	107,488
Long-Term Capital Gains	127,272	139,938
Total	242,631	247,426
*	Includes short-term capital gains, if any.
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Equity Index Portfolio
As of December 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,087,340
Gross Unrealized Appreciation	3,896,974
Gross Unrealized Depreciation	(432,927)
Net Unrealized Appreciation (Depreciation)	3,464,047
E.  During the year ended December 31, 2020, the portfolio purchased $559,039,000 of investment securities and sold $528,240,000 of investment securities, other than temporary cash investments.
F.  Capital shares issued and redeemed were:
	Year Ended December 31,
	2020 Shares (000)	2019 Shares (000)

Issued	22,103	13,588
Issued in Lieu of Cash Distributions	6,753	6,019
Redeemed	(23,722)	(13,957)
Net Increase (Decrease) in Shares Outstanding	5,134	5,650
At December 31, 2020, two shareholders (an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders and Total Stock Market Index Portfolio) were each a record or beneficial owner of 25% or more of the portfolio’s net assets, with a combined ownership of 67%. If any of these shareholders were to redeem their investment in the portfolio, the redemption might result in an increase in the portfolio's expense ratio, cause the portfolio to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.  Management has determined that no events or transactions occurred subsequent to December 31, 2020, that would require recognition or disclosure in these financial statements.
31

Equity Index Portfolio

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Variable Insurance Funds and Shareholders of Equity Index Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Funds, referred to hereafter as the "Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
32

Equity Index Portfolio

Special 2020 tax information (unaudited) for corporate shareholders only for Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds
This information for the fiscal year ended December 31, 2020, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.
The portfolio distributed $127,272,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For corporate shareholders, 98.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
33

Equity Index Portfolio

The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Equity Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Equity Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Equity Index Portfolio or the timing of the issuance or sale of Vanguard Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Equity Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE VANGUARD EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018– present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

(2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can review information about your portfolio on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

CFA® is a trademark owned by CFA Institute.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q690TSMI 022021

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended December 31, 2020: $540,000
Fiscal Year Ended December 31, 2019: $569,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2020: $10,761,407
Fiscal Year Ended December 31, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended December 31, 2020: $2,915,863
Fiscal Year Ended December 31, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended December 31, 2020: $247,168
Fiscal Year Ended December 31, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended December 31, 2020: $115,000
Fiscal Year Ended December 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2020: $362,168
Fiscal Year Ended December 31, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In 2020, a third-party service provider began performing certain administrative and accounting services for VVIF Equity Index Portfolio, VVIF Mid-Cap Index Portfolio, VVIF Real Estate Index Portfolio, VVIF Capital Growth Portfolio, VVIF Diversified Value Portfolio, VVIF Equity Income Portfolio, VVIF Growth Portfolio, VVIF Small Company Growth Portfolio, VVIF International Portfolio, VVIF Balanced Portfolio, VVIF Total Bond Market Index Portfolio, VVIF High Yield Bond Portfolio, VVIF Money Market Portfolio, and VVIF Short-Term Investment-Grade Portfolio. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY: /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY: /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: February 19, 2021

VANGUARD VARIABLE INSURANCE FUNDS

BY: /s/ JOHN BENDL*

___________________________

JOHN BENDL

CHIEF FINANCIAL OFFICER

Date: February 19, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on December 18, 2020 (see File Number 33-64845), Incorporated by Reference